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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22321

                              MAINSTAY FUNDS TRUST
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                             George S. Shively, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4435

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

     MAINSTAY 130/30 FUNDS

     MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

     Unaudited - April 30, 2010

     MainStay 130/30 Core Fund
     MainStay 130/30 Growth Fund
     MainStay 130/30 International Fund

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

     MAINSTAY 130/30 FUNDS

     SEMIANNUAL REPORT

     Unaudited - April 30, 2010

     MainStay 130/30 Core Fund
     MainStay 130/30 Growth Fund
     MainStay 130/30 International Fund

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
MAINSTAY 130/30 CORE FUND                   5
---------------------------------------------
MAINSTAY 130/30 GROWTH FUND                27
---------------------------------------------
MAINSTAY 130/30 INTERNATIONAL FUND         44
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              68
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        81
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       81



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO EACH FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF EACH FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF EACH FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

MAINSTAY 130/30 CORE FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          6.88%    24.82%     -12.48%
Excluding sales charges    13.10     32.09      -10.72




                                                            (With sales charges)


(PERFORMANCE GRAPH)

              MAINSTAY 130/30    RUSSELL 1000(R)
                 CORE FUND            INDEX
              ---------------    ---------------
6/29/07             9450              10000
4/30/08             8205               9386
4/30/09             5186               6073
4/30/10             6850               8515



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          7.14%    25.32%     -12.32%
Excluding sales charges    13.37     32.61      -10.56




                                                            (With sales charges)


(PERFORMANCE GRAPH)

                         MAINSTAY 130/30    RUSSELL 1000(R)
                               CORE FUND              INDEX
                         ---------------    ---------------
6/29/07                       23625              25000
4/30/08                       20512              23465
4/30/09                       12979              15182
4/30/10                       17212              21287



CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges         11.70%    30.24%     -11.37%
Excluding sales charges    12.70     31.24      -11.37




                                                            (With sales charges)


(PERFORMANCE GRAPH)

            MAINSTAY 130/30    RUSSELL 1000(R)
                  CORE FUND              INDEX
            ---------------    ---------------
6/29/07          10000              10000
4/30/08           8620               9386
4/30/09           5410               6073
4/30/10           7100               8515








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                  13.44%    32.86%     -10.38%







(PERFORMANCE GRAPH)

              MAINSTAY 130/30    RUSSELL 1000(R)
                 CORE FUND            INDEX
              ---------------    ---------------
6/29/07            10000              10000
4/30/08             8689               9386
4/30/09             5515               6073
4/30/10             7327               8515




BENCHMARK PERFORMANCE                                    SIX       ONE       SINCE
                                                       MONTHS     YEAR     INCEPTION
Russell 1000(R) Index(3)                               16.77%    40.21%      -5.52%
Average Lipper extended U.S. large-cap core fund(4)    13.97     34.26       -9.58






   differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper extended U.S. large-cap core fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay 130/30 Core Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 CORE FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,131.00        $11.94         $1,013.60         $11.28
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,133.70        $10.58         $1,014.90         $ 9.99
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,127.00        $15.87         $1,009.90         $15.00
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,134.40        $ 9.37         $1,016.00         $ 8.85
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.26% for Investor Class, 2.00% for Class A, 3.01% for Class C and 1.77% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Oil, Gas & Consumable Fuels             8.1%
Insurance                               6.7
Computers & Peripherals                 5.7
Specialty Retail                        5.2
Software                                5.1
Health Care Providers & Services        5.0
Media                                   4.7
Pharmaceuticals                         4.7
Chemicals                               4.5
Energy Equipment & Services             4.4
Machinery                               4.2
Commercial Banks                        4.1
IT Services                             4.0
Diversified Financial Services          3.9
Food & Staples Retailing                3.5
Semiconductors & Semiconductor
  Equipment                             3.0
Industrial Conglomerates                2.9
Diversified Telecommunication
  Services                              2.8
Capital Markets                         2.7
Internet Software & Services            2.6
Communications Equipment                2.5
Aerospace & Defense                     2.4
Electronic Equipment & Instruments      2.4
Multiline Retail                        2.4
Health Care Equipment & Supplies        2.0
Household Durables                      1.9
Hotels, Restaurants & Leisure           1.8
Metals & Mining                         1.8
Electrical Equipment                    1.6
Food Products                           1.6
Multi-Utilities                         1.6
Biotechnology                           1.5
Household Products                      1.3
Trading Companies & Distributors        1.3
Personal Products                       1.2
Exchange Traded Fund                    1.1
Paper & Forest Products                 1.1
Wireless Telecommunication Services     1.1
Beverages                               1.0
Real Estate Investment Trusts           1.0
Commercial Services & Supplies          0.9
Life Sciences Tools & Services          0.8
Diversified Consumer Services           0.8
Tobacco                                 0.8
Independent Power Producers & Energy
  Traders                               0.7
Internet & Catalog Retail               0.7
Consumer Finance                        0.6
Road & Rail                             0.6
Auto Components                         0.5
Automobiles                             0.5
Construction & Engineering              0.5
Containers & Packaging                  0.4
Electric Utilities                      0.3
Gas Utilities                           0.3
Real Estate Management & Development    0.3
Textiles, Apparel & Luxury Goods        0.3
Airlines                                0.2
Professional Services                   0.2
Thrifts & Mortgage Finance              0.2
Air Freight & Logistics                 0.0++
Building Products                       0.0++
Leisure Equipment & Products            0.0++
Office Electronics                      0.0++
Short-Term Investment                   0.7
Other Assets, Less Liabilities         -0.3
Investments Sold Short                -30.4
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Microsoft Corp.
    2.  Wells Fargo & Co.
    3.  International Business Machines Corp.
    4.  Bank of America Corp.
    5.  Apple, Inc.
    6.  JPMorgan Chase & Co.
    7.  Intel Corp.
    8.  AT&T, Inc.
    9.  Hewlett-Packard Co.
   10.  ExxonMobil Corp.




TOP FIVE SHORT POSITIONS AS OF APRIL 30, 2010

    1.  Old Republic International Corp.
    2.  O'Reilly Automotive, Inc.
    3.  Dresser-Rand Group, Inc.
    4.  Patterson Cos., Inc.
    5.  Carmax, Inc.





8    MainStay 130/30 Core Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY J. FRAM, CFA, AND MONA PATNI OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.


HOW DID MAINSTAY 130/30 CORE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay 130/30 Core Fund returned 13.10% for Investor Class shares, 13.37% for Class A shares and 12.70% for Class C shares for the six months ended April 30, 2010. Over the same period, Class I shares returned 13.44%. All share classes underperformed the 13.97% return of the average Lipper(1) extended U.S. large-cap core fund and the 16.77% return of the Russell 1000(R) Index(2) for the six months ended April 30, 2010. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

For the six months ended April 30, 2010, the Fund underperformed the Russell 1000(R) Index primarily because it emphasized high-quality stocks in a period when the market, especially in the financials sector, rewarded low-quality stocks (stocks with low or negative earnings).

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

During the reporting period, the Fund's top-contributing sectors relative to the Russell 1000(R) Index were consumer staples, materials and utilities. Underweight Fund positions in the consumer staples and utilities sectors were beneficial, as these sectors, which typically are not economically sensitive, underperformed the Index. Despite the conservative nature of these sectors, an overweight position in meat products company Tyson Foods (in the consumer staples sector) enhanced the Fund's relative performance, as the company's stock gained more than 50% during the reporting period. In the materials sector, an overweight position in chemical producer Ashland contributed positively to the Fund's relative performance.

The most significant sector detractors relative to the Russell 1000(R) Index included financials, information technology and health care. In a market that generally preferred lower-quality stocks, the Fund's bias toward high-quality stocks hurt relative performance. During the reporting period, short positions in financial companies MBIA and Zions Bancorp and a long (but underweight) position in Citigroup--all companies with negative or low earnings--outperformed such blue chip companies as JP Morgan Chase and Travelers. In addition, the market's concerns about new health care legislation caused a number of the Fund's overweight positions in health care services stocks to underperform the Index. One notable example was Aetna.

DURING THE REPORTING PERIOD, WHICH STOCKS
WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

In absolute terms, the stocks that made the greatest positive contributions to the Fund's performance were computers & peripherals company Apple, industrial conglomerate General Electric and chemicals company Ashland. All three stocks advanced significantly during the reporting period, led by Apple, which continues to gain market share with the iPhone. Apple also benefited from the introduction of the iPad. General Electric and Ashland performed well as the economy rebounded.

Significant detractors from absolute performance included insurer MBIA, health maintenance organization Health Net and insurance company Old Republic International. All three were short positions in the Fund but had strong positive returns during the reporting period. We think that the prospects at MBIA and Old Republic improved dramatically with a stronger economic outlook. While new health care legis-lation hurt many health care stocks, Health Net ad- vanced on the perception that new legislation would have less adverse effects on the company than pre-viously anticipated.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, the Fund initiated a position in semiconductor company Intel. Given the continued build-out of computer networks and smart mobile devices, we purchased Intel as a conservative way to participate in this trend. Intel had high earnings quality and benefited from positive reactions by analysts to the company's earnings announcements.

During the reporting period, the Fund sold its positions in financial service company Bank of New York Mellon and aerospace & defense company Lockheed Martin. Bank of New York Mellon is a conservatively

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Index.

                                                    mainstayinvestments.com    9
run bank that had become expensive according to our valuation measures. In its place, we purchased Bank of America, which our model deemed to be undervalued and well positioned to benefit from a recovery in the U.S. economy. Lockheed Martin was sold as most of our technical indicators on the stock turned negative, as did our earnings-quality measure. We also sold a large part of the Fund's position in ExxonMobil after the announcement of its pending merger with XTO Energy. ExxonMobil's stock seemed expensive relative to others in the same industry, and market sentiment about ExxonMobil has been negative in the wake of the XTO Energy deal.

HOW DID THE FUND'S WEIGHTINGS CHANGE RELATIVE TO THE RUSSELL 1000(R) INDEX DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's exposure to the health care and consumer staples sectors. In health care, we purchased pharmaceutical companies (such as Abbot Laboratories) and service providers (such as Cardinal Health) that we believed had become undervalued in the wake of the new health care legislation. In consumer staples, we purchased stocks such as food products company Conagra Foods and food & staples retailer Costco Wholesale, but the Fund overall maintained an underweight position in the sector.

Relative to the Russell 1000(R) Index, the Fund reduced its exposure to the energy and information technology sectors. Energy stocks advanced as the price of oil rose during the reporting period, but many have exposure to natural gas, which dropped dramatically in price. As a result, a number of energy stocks have higher-than-average valuations. We also reduced the Fund's position in ExxonMobil, as described above. Although we reduced the Fund's exposure to information technology, the Fund remains overweight relative to the Index in this sector. The weighting reduction in information technology was primarily a risk-management decision.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2010, AND HOW DID THIS POSITIONING AFFECT THE FUND'S PERFORMANCE?

As of April 30, 2010, the most substantially overweight sectors in the Fund relative to the Russell 1000(R) Index were consumer discretionary and information technology. In the consumer discretionary sector, retailers used tight inventory controls to beat profit expectations despite lackluster sales. Our overweight position in information technology detracted from the Fund's results because the sector underperformed the Index despite generally strong earnings.

On the same date, the Fund's most substantially underweight sectors relative to the Russell 1000(R) Index were financials and utilities. Within financials, as in the Fund as a whole, we tended to avoid companies with low or negative earnings ratios. This positioning hurt performance as investors sought to benefit from companies with lower quality profiles. From an industry perspective, the Fund was underweight real estate investment trusts (REITs) and regional banks at the end of the reporting period but overweight insurance companies. Utilities are typically a low-risk sector, and our underweight position helped the Fund on a relative basis, as utilities lagged the Index as a whole.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay 130/30 Core Fund

PORTFOLIO OF INVESTMENTS+++  APRIL 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 128.9%+
-------------------------------------------------------

AEROSPACE & DEFENSE 2.4%
Alliant Techsystems, Inc. (a)       2,542  $    205,673
Boeing Co. (The)                    3,531       255,750
Honeywell International, Inc.
  (b)                              48,457     2,300,254
ITT Corp. (b)                       2,456       136,480
L-3 Communications Holdings,
  Inc. (b)                         14,541     1,360,601
Lockheed Martin Corp. (b)           6,544       555,520
Northrop Grumman Corp. (b)         19,195     1,301,997
Raytheon Co.                       18,793     1,095,632
United Technologies Corp.             907        67,980
                                           ------------
                                              7,279,887
                                           ------------

AIR FREIGHT & LOGISTICS 0.0%++
UTI Worldwide, Inc.                 3,334        52,844
                                           ------------


AIRLINES 0.2%
Copa Holdings S.A. Class A
  (b)                               9,711       550,420
Delta Air Lines, Inc. (a)           3,114        37,617
                                           ------------
                                                588,037
                                           ------------

AUTO COMPONENTS 0.5%
Autoliv, Inc. (a)(b)                3,259       178,430
Goodyear Tire & Rubber Co.
  (The) (a)                        11,052       148,428
Johnson Controls, Inc.             19,395       651,478
TRW Automotive Holdings Corp.
  (a)(b)                           15,370       495,068
                                           ------------
                                              1,473,404
                                           ------------

AUTOMOBILES 0.5%
Ford Motor Co. (a)                111,568     1,452,615
                                           ------------


BEVERAGES 1.0%
Coca-Cola Co. (The) (b)            32,474     1,735,736
PepsiCo, Inc. (b)                  17,633     1,150,024
                                           ------------
                                              2,885,760
                                           ------------

BIOTECHNOLOGY 1.5%
Amgen, Inc. (a)(b)                 50,766     2,911,938
Cephalon, Inc. (a)                 17,427     1,118,814
Genzyme Corp. (a)                   8,160       434,438
Talecris Biotherapeutics
  Holdings Corp. (a)                2,060        38,625
                                           ------------
                                              4,503,815
                                           ------------

BUILDING PRODUCTS 0.0%++
Lennox International, Inc.          2,367       107,131
Owens Corning, Inc. (a)               853        29,667
                                           ------------
                                                136,798
                                           ------------

CAPITAL MARKETS 2.7%
Ameriprise Financial, Inc.          2,644       122,576
BlackRock, Inc. (b)                 2,656       488,704
Charles Schwab Corp. (The)
  (b)                              47,486       916,005
GLG Partners, Inc. (a)              1,083         3,509
Goldman Sachs Group, Inc.
  (The) (b)                         9,428     1,368,945
Investment Technology Group,
  Inc. (a)(b)                      48,910       849,567
Northern Trust Corp. (b)           32,140     1,767,057
Raymond James Financial, Inc.
  (b)                              14,750       451,940
State Street Corp. (b)             42,840     1,863,540
TD Ameritrade Holding Corp.
  (a)                              19,950       399,399
                                           ------------
                                              8,231,242
                                           ------------

CHEMICALS 4.5%
Ashland, Inc. (b)                  31,582     1,881,024
Cabot Corp. (b)                    40,323     1,312,110
CF Industries Holdings, Inc.       16,344     1,367,503
Cytec Industries, Inc. (b)         27,566     1,324,822
E.I. du Pont de Nemours & Co.      18,038       718,634
Eastman Chemical Co. (b)           24,286     1,625,219
Huntsman Corp. (b)                 99,564     1,136,025
Lubrizol Corp. (The) (b)           18,844     1,702,367
Nalco Holding Co. (b)              63,521     1,570,874
RPM International, Inc. (b)        39,246       866,552
Valspar Corp.                       5,667       177,490
                                           ------------
                                             13,682,620
                                           ------------

COMMERCIAL BANKS 4.1%
BB&T Corp. (b)                     48,628     1,616,395
BOK Financial Corp. (b)            17,066       928,903
Fifth Third Bancorp                28,030       417,927
M&T Bank Corp. (b)                    946        82,633
PNC Financial Services Group,
  Inc. (b)                         31,046     2,086,602
U.S. Bancorp (b)                   48,321     1,293,553
V  Wells Fargo & Co. (b)          178,694     5,916,558
                                           ------------
                                             12,342,571
                                           ------------

COMMERCIAL SERVICES & SUPPLIES 0.9%
Cintas Corp.                       40,793     1,111,609
R.R. Donnelley & Sons Co. (b)      73,226     1,573,627
                                           ------------
                                              2,685,236
                                           ------------

COMMUNICATIONS EQUIPMENT 2.5%
Cisco Systems, Inc. (a)(b)         89,338     2,404,979
EchoStar Corp. (a)                 20,220       388,426
Harris Corp.                       19,336       995,417
QUALCOMM, Inc. (b)                 71,944     2,787,111
Tellabs, Inc.                     117,035     1,062,678
                                           ------------
                                              7,638,611
                                           ------------

COMPUTERS & PERIPHERALS 5.7%
V  Apple, Inc. (a)(b)              21,622     5,645,937
Dell, Inc. (a)(b)                 143,917     2,328,577


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

COMPUTERS & PERIPHERALS (CONTINUED)
Diebold, Inc.                         984  $     30,848
EMC Corp. (a)(b)                  121,121     2,302,510
V  Hewlett-Packard Co. (b)         88,737     4,611,662
Lexmark International, Inc.
  Class A (a)                         861        31,900
Seagate Technology (a)(b)          28,680       526,852
Western Digital Corp. (a)(b)       41,078     1,687,895
                                           ------------
                                             17,166,181
                                           ------------

CONSTRUCTION & ENGINEERING 0.5%
Fluor Corp.                         1,786        94,372
Shaw Group, Inc. (The) (a)(b)      35,765     1,369,084
URS Corp. (a)                         193         9,911
                                           ------------
                                              1,473,367
                                           ------------


CONSUMER FINANCE 0.6%
American Express Co. (b)            8,063       371,866
Capital One Financial Corp.         2,834       123,024
Discover Financial Services
  (b)                              75,853     1,172,687
                                           ------------
                                              1,667,577
                                           ------------

CONTAINERS & PACKAGING 0.4%
Crown Holdings, Inc. (a)(b)        47,812     1,243,112
                                           ------------


DIVERSIFIED CONSUMER SERVICES 0.8%
Apollo Group, Inc. Class A
  (a)(b)                           16,363       939,400
Brinks Home Security
  Holdings, Inc. (a)                1,259        52,802
Career Education Corp. (a)         21,291       623,188
H&R Block, Inc.                    38,380       702,738
                                           ------------
                                              2,318,128
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 3.9%
V  Bank of America Corp. (b)      321,225     5,727,442
Citigroup, Inc. (a)(b)            133,199       582,080
V  JPMorgan Chase & Co. (b)       131,152     5,584,452
                                           ------------
                                             11,893,974
                                           ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.8%
V  AT&T, Inc. (b)                 182,509     4,756,184
tw telecom, Inc. (a)                4,780        85,084
Verizon Communications, Inc.      121,049     3,497,106
                                           ------------
                                              8,338,374
                                           ------------

ELECTRIC UTILITIES 0.3%
Edison International (b)            1,577        54,201
Exelon Corp. (b)                    8,520       371,387
Pinnacle West Capital Corp.
  (b)                              14,233       531,460
                                           ------------
                                                957,048
                                           ------------

ELECTRICAL EQUIPMENT 1.6%
Emerson Electric Co. (b)           36,008     1,880,698
General Cable Corp. (a)(b)         15,028       429,350
Hubbel, Inc. Class B (b)           31,225     1,451,026
Thomas & Betts Corp. (a)           23,116       969,485
                                           ------------
                                              4,730,559
                                           ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 2.4%
Arrow Electronics, Inc.
  (a)(b)                           52,699     1,607,319
Avnet, Inc. (a)(b)                 51,184     1,636,352
AVX Corp.                          22,393       345,972
Ingram Micro, Inc. Class A
  (a)(b)                           63,430     1,151,889
Jabil Circuit, Inc. (b)            51,385       787,218
Tech Data Corp. (a)(b)             29,273     1,255,812
Vishay Intertechnology, Inc.
  (a)                              57,641       600,043
                                           ------------
                                              7,384,605
                                           ------------

ENERGY EQUIPMENT & SERVICES 4.4%
Exterran Holdings, Inc. (a)        16,712       487,155
Helix Energy Solutions Group,
  Inc. (a)(b)                      75,443     1,099,959
Helmerich & Payne, Inc. (b)        34,411     1,397,775
Nabors Industries, Ltd.
  (a)(b)                           49,044     1,057,879
National-Oilwell Varco, Inc.
  (b)                              37,721     1,660,856
Oceaneering International,
  Inc. (a)                          3,070       201,085
Oil States International,
  Inc. (a)(b)                      15,147       731,752
Patterson-UTI Energy, Inc.
  (b)                              83,983     1,284,100
Pride International, Inc.
  (a)(b)                           31,937       968,649
Rowan Cos., Inc. (a)(b)            20,086       598,563
SEACOR Holdings, Inc. (a)(b)       11,426       961,726
Seahawk Drilling, Inc. (a)(b)      40,803       679,778
Smith International, Inc.          11,570       552,583
Tidewater, Inc.                     5,840       313,082
Unit Corp. (a)                     26,115     1,247,513
                                           ------------
                                             13,242,455
                                           ------------

FOOD & STAPLES RETAILING 3.5%
BJ's Wholesale Club, Inc. (a)       8,162       312,441
Costco Wholesale Corp. (b)         31,549     1,863,915
Kroger Co. (The)                    6,453       143,450
Safeway, Inc. (b)                  62,146     1,466,646
Wal-Mart Stores, Inc. (b)          83,141     4,460,515
Walgreen Co. (b)                   65,819     2,313,538
Whole Foods Market, Inc.
  (a)(b)                            1,300        50,726
                                           ------------
                                             10,611,231
                                           ------------

FOOD PRODUCTS 1.6%
Archer-Daniels-Midland Co.
  (b)                              12,900       360,426
ConAgra Foods, Inc.                28,645       700,943
Corn Products International,
  Inc.                             31,221     1,123,956
Dean Foods Co. (a)                    920        14,444
Del Monte Foods Co.                 8,595       128,409
Sara Lee Corp.                        608         8,646
Smithfield Foods, Inc. (a)(b)      36,504       684,085
Tyson Foods, Inc. Class A (b)      92,782     1,817,600
                                           ------------
                                              4,838,509
                                           ------------



12    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

GAS UTILITIES 0.3%
Atmos Energy Corp. (b)             27,600  $    816,408
Energen Corp.                         170         8,308
                                           ------------
                                                824,716
                                           ------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.0%
Baxter International, Inc.          1,369        64,644
Beckman Coulter, Inc.               2,971       185,390
Becton, Dickinson & Co.             1,431       109,286
CareFusion Corp. (a)(b)            41,306     1,139,220
Hill-Rom Holdings, Inc. (b)        44,371     1,407,004
Hologic, Inc. (a)                  30,671       548,091
Hospira, Inc. (a)(b)               31,129     1,674,429
Medtronic, Inc. (b)                 6,900       301,461
Stryker Corp.                       4,464       256,412
Zimmer Holdings, Inc. (a)           4,376       266,542
                                           ------------
                                              5,952,479
                                           ------------

HEALTH CARE PROVIDERS & SERVICES 5.0%
Aetna, Inc. (b)                    57,470     1,698,238
AmerisourceBergen Corp. (b)        21,995       678,546
Cardinal Health, Inc. (b)          32,295     1,120,313
Community Health Systems,
  Inc. (a)(b)                          30         1,226
Coventry Health Care, Inc.
  (a)(b)                           62,574     1,485,507
Humana, Inc. (a)(b)                35,133     1,606,281
Laboratory Corp. of America
  Holdings (a)                        403        31,664
Lincare Holdings, Inc. (a)(b)      12,952       604,729
McKesson Corp. (b)                 30,333     1,965,882
Medco Health Solutions, Inc.
  (a)(b)                           35,102     2,068,210
Omnicare, Inc. (b)                    779        21,648
UnitedHealth Group, Inc.           64,338     1,950,085
WellPoint, Inc. (a)(b)             35,068     1,886,658
                                           ------------
                                             15,118,987
                                           ------------

HOTELS, RESTAURANTS & LEISURE 1.8%
Brinker International, Inc.        23,351       432,461
Carnival Corp.                     16,502       688,133
Darden Restaurants, Inc.           19,435       869,716
International Speedway Corp.
  Class A                           4,713       144,029
McDonald's Corp. (b)                6,011       424,317
Panera Bread Co. Class A (a)        7,443       580,107
Starbucks Corp. (b)                58,663     1,524,065
Wendy's/Arby's Group, Inc.
  Class A                         124,104       658,992
                                           ------------
                                              5,321,820
                                           ------------

HOUSEHOLD DURABLES 1.9%
D.R. Horton, Inc.                  20,003       293,844
Garmin, Ltd. (b)                   35,111     1,312,449
Jarden Corp.                        5,007       160,825
KB Home (b)                         1,408        26,090
Leggett & Platt, Inc. (b)          73,642     1,806,438
Lennar Corp. Class A               11,881       236,432
M.D.C. Holdings, Inc. (b)           6,398       245,044
Mohawk Industries, Inc.
  (a)(b)                            4,146       264,266
Whirlpool Corp.                    13,929     1,516,450
                                           ------------
                                              5,861,838
                                           ------------

HOUSEHOLD PRODUCTS 1.3%
Kimberly-Clark Corp.               14,438       884,472
Procter & Gamble Co. (The)
  (b)                              50,960     3,167,673
                                           ------------
                                              4,052,145
                                           ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.7%
Constellation Energy Group,
  Inc. (b)                         45,065     1,593,048
Mirant Corp. (a)(b)                39,076       455,626
NRG Energy, Inc. (a)(b)             2,181        52,715
                                           ------------
                                              2,101,389
                                           ------------

INDUSTRIAL CONGLOMERATES 2.9%
3M Co.                             33,559     2,975,676
Carlisle Cos., Inc. (b)            33,272     1,255,353
General Electric Co. (b)          232,039     4,376,256
Textron, Inc.                       8,741       199,644
                                           ------------
                                              8,806,929
                                           ------------

INSURANCE 6.7%
Aflac, Inc. (b)                    10,584       539,361
Allied World Assurance
  Holdings, Ltd./Bermuda (b)       29,952     1,305,009
American Financial Group,
  Inc. (b)                         53,391     1,571,297
Arch Capital Group, Ltd. (a)        2,734       206,636
Aspen Insurance Holdings,
  Ltd. (b)                         45,488     1,227,266
Assurant, Inc.                     24,890       906,743
Axis Capital Holdings, Ltd.
  (b)                              50,712     1,580,693
Chubb Corp. (The) (b)              36,160     1,911,779
Endurance Specialty Holdings,
  Ltd. (b)                         31,855     1,173,857
Everest Re Group, Ltd. (b)         10,012       767,420
Fidelity National Financial,
  Inc. Class A (b)                 20,542       311,828
First American Corp.                2,007        69,382
HCC Insurance Holdings, Inc.
  (b)                              29,253       795,389
PartnerRe, Ltd. (b)                 9,604       745,078
Principal Financial Group,
  Inc. (b)                         24,811       724,977
Prudential Financial, Inc.         15,723       999,354
RenaissanceRe Holdings, Ltd.
  (b)                              27,714     1,550,598
Symetra Financial Corp. (a)        14,237       192,200
Torchmark Corp.                     3,952       211,590
Travelers Cos., Inc. (The)
  (b)                              41,656     2,113,625
Validus Holdings, Ltd. (b)         41,960     1,072,917
White Mountains Insurance
  Group, Ltd.                         502       172,487
                                           ------------
                                             20,149,486
                                           ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

INTERNET & CATALOG RETAIL 0.7%
Amazon.com, Inc. (a)(b)             9,319  $  1,277,262
Expedia, Inc. (b)                  19,524       460,962
NetFlix, Inc. (a)(b)                2,854       281,889
                                           ------------
                                              2,020,113
                                           ------------

INTERNET SOFTWARE & SERVICES 2.6%
AOL, Inc. (a)                      28,929       675,781
eBay, Inc. (a)(b)                  76,491     1,821,251
Google, Inc. Class A (a)(b)         4,662     2,449,601
IAC/InterActiveCorp (a)(b)         39,817       892,697
Sohu.com, Inc. (a)(b)              20,807     1,001,857
VeriSign, Inc. (a)                 40,591     1,106,917
                                           ------------
                                              7,948,104
                                           ------------

IT SERVICES 4.0%
Amdocs, Ltd. (a)                   13,669       436,588
Automatic Data Processing,
  Inc. (b)                         35,149     1,524,060
Broadridge Financial
  Solutions LLC (b)                23,479       559,035
Computer Sciences Corp. (a)         7,240       379,303
Convergys Corp. (a)                42,276       534,369
Fiserv, Inc. (a)                    2,101       107,340
Global Payments, Inc. (b)          30,686     1,313,668
Hewitt Associates, Inc. Class
  A (a)                             9,131       374,280
V  International Business
  Machines Corp. (b)               44,960     5,799,840
NeuStar, Inc. Class A (a)(b)       31,107       761,188
Total System Services, Inc.        21,875       350,219
Western Union Co. (The)             5,901       107,693
                                           ------------
                                             12,247,583
                                           ------------

LEISURE EQUIPMENT & PRODUCTS 0.0%++
Mattel, Inc.                        1,262        29,089
                                           ------------


LIFE SCIENCES TOOLS & SERVICES 0.8%
Bio-Rad Laboratories, Inc.
  Class A (a)(b)                   10,036     1,120,921
Millipore Corp. (a)                   687        72,925
Pharmaceutical Product
  Development, Inc.                49,991     1,374,752
                                           ------------
                                              2,568,598
                                           ------------

MACHINERY 4.2%
Caterpillar, Inc. (b)              34,796     2,369,260
Eaton Corp.                         1,915       147,761
Harsco Corp. (b)                   19,469       602,760
Lincoln Electric Holdings,
  Inc.                             18,046     1,081,677
Navistar International Corp.
  (a)                              10,891       526,471
Oshkosh Corp. (a)(b)               39,154     1,512,128
Snap-On, Inc.                       8,457       407,458
SPX Corp.                           1,557       108,803
Timken Co. (The) (b)               54,767     1,926,703
Toro Co. (The) (b)                 25,926     1,476,227
Trinity Industries, Inc. (b)       51,837     1,290,223
Valmont Industries, Inc.           12,339     1,027,715
WABCO Holdings, Inc. (a)(b)        10,378       344,446
                                           ------------
                                             12,821,632
                                           ------------

MEDIA 4.7%
Comcast Corp. Class A (b)         157,345     3,105,990
CTC Media, Inc. (b)                 6,397       108,045
DIRECTV Class A (a)(b)             67,312     2,438,714
DISH Network Corp. Class A          1,294        28,662
Gannett Co., Inc.                   2,588        44,048
Interpublic Group of Cos.,
  Inc. (The) (a)(b)                20,577       183,341
Liberty Media-Starz, Series A
  (a)(b)                           20,224     1,120,207
Madison Square Garden, Inc.
  Class A (a)                      18,114       375,866
McGraw-Hill Cos., Inc. (The)
  (b)                               5,915       199,454
Omnicom Group, Inc. (b)            45,922     1,959,033
Time Warner Cable, Inc.             8,210       461,812
Time Warner, Inc.                  61,714     2,041,499
Walt Disney Co. (The) (b)           4,189       154,323
Warner Music Group Corp.
  (a)(b)                           92,389       632,865
Washington Post Co. Class B
  (b)                               2,521     1,278,550
                                           ------------
                                             14,132,409
                                           ------------

METALS & MINING 1.8%
Carpenter Technology Corp.         10,052       394,742
Commercial Metals Co. (b)          67,209     1,000,070
Freeport-McMoRan Copper &
  Gold, Inc. (b)                   25,675     1,939,233
Nucor Corp. (b)                     9,510       430,993
Reliance Steel & Aluminum Co.
  (b)                              32,100     1,566,801
Steel Dynamics, Inc. (b)            2,033        31,938
                                           ------------
                                              5,363,777
                                           ------------

MULTI-UTILITIES 1.6%
Ameren Corp. (b)                   45,051     1,169,524
Integrys Energy Group, Inc.
  (b)                              33,631     1,668,434
MDU Resources Group, Inc. (b)      71,352     1,512,662
NiSource, Inc.                     27,415       446,865
                                           ------------
                                              4,797,485
                                           ------------

MULTILINE RETAIL 2.4%
Big Lots, Inc. (a)                  3,263       124,647
Dollar Tree, Inc. (a)(b)           21,148     1,284,106
J.C. Penney Co., Inc. (b)          15,152       441,984
Kohl's Corp. (a)(b)                24,700     1,358,253
Nordstrom, Inc. (b)                22,419       926,577
Sears Holdings Corp. (a)(b)         8,221       994,330
Target Corp. (b)                   37,401     2,126,995
                                           ------------
                                              7,256,892
                                           ------------

OFFICE ELECTRONICS 0.0%++
Xerox Corp.                        12,194       132,915
                                           ------------




14    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

OIL, GAS & CONSUMABLE FUELS 8.1%
Chesapeake Energy Corp. (b)        58,977  $  1,403,652
Chevron Corp. (b)                  42,255     3,441,247
Cimarex Energy Co.                  2,587       176,123
CNX Gas Corp. (a)                     209         7,998
ConocoPhillips (b)                 40,699     2,408,974
Denbury Resources, Inc. (a)           998        19,112
Devon Energy Corp. (b)              4,317       290,664
El Paso Corp.                      20,363       246,392
V  ExxonMobil Corp. (b)            67,316     4,567,390
Frontier Oil Corp. (b)                738        11,218
Marathon Oil Corp. (b)             64,554     2,075,411
Mariner Energy, Inc. (a)           10,068       240,424
Murphy Oil Corp. (b)               26,067     1,567,930
Newfield Exploration Co.
  (a)(b)                           22,746     1,323,590
Occidental Petroleum Corp.
  (b)                               3,007       266,601
Overseas Shipholding Group,
  Inc. (b)                          1,350        67,581
Peabody Energy Corp. (b)            3,246       151,653
Quicksilver Resources, Inc.
  (a)(b)                           13,268       184,027
St. Mary Land & Exploration
  Co. (b)                          25,626     1,031,190
Teekay Corp.                        4,661       116,758
Tesoro Corp.                       14,333       188,479
Williams Cos., Inc. (b)            78,377     1,850,481
XTO Energy, Inc. (b)               63,842     3,033,772
                                           ------------
                                             24,670,667
                                           ------------

PAPER & FOREST PRODUCTS 1.1%
International Paper Co. (b)        63,924     1,709,328
MeadWestvaco Corp. (b)             58,296     1,583,902
                                           ------------
                                              3,293,230
                                           ------------

PERSONAL PRODUCTS 1.2%
Alberto-Culver Co.                  7,482       215,482
Estee Lauder Cos., Inc. (The)
  Class A (b)                      27,551     1,816,162
Herbalife, Ltd. (b)                35,772     1,725,999
                                           ------------
                                              3,757,643
                                           ------------

PHARMACEUTICALS 4.7%
Abbott Laboratories (b)            50,454     2,581,227
Endo Pharmaceuticals
  Holdings, Inc. (a)(b)            20,077       439,686
Forest Laboratories, Inc.
  (a)(b)                           53,526     1,459,119
Johnson & Johnson (b)              55,074     3,541,258
King Pharmaceuticals, Inc.
  (a)                              98,223       962,585
Merck & Co., Inc. (b)              39,094     1,369,854
Perrigo Co.                           139         8,483
Pfizer, Inc. (b)                  211,765     3,540,711
Valeant Pharmaceuticals
  International (a)                10,438       469,710
                                           ------------
                                             14,372,633
                                           ------------

PROFESSIONAL SERVICES 0.2%
FTI Consulting, Inc. (a)            2,086        85,797
Manpower, Inc. (b)                 11,216       629,218
                                           ------------
                                                715,015
                                           ------------

REAL ESTATE INVESTMENT TRUSTS 1.0%
Annaly Capital Management,
  Inc. (b)                         96,380     1,633,641
Duke Realty Corp.                  53,161       719,268
Public Storage (b)                  7,782       754,154
                                           ------------
                                              3,107,063
                                           ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.3%
Jones Lang LaSalle, Inc.           10,449       824,217
                                           ------------


ROAD & RAIL 0.6%
Con-Way, Inc. (b)                   3,283       127,512
Hertz Global Holdings, Inc.
  (a)                               2,358        34,097
Landstar System, Inc.               7,468       330,235
Ryder System, Inc. (b)             29,860     1,389,087
                                           ------------
                                              1,880,931
                                           ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.0%
Broadcom Corp. Class A              5,683       196,007
V  Intel Corp. (b)                209,883     4,791,629
Micron Technology, Inc.
  (a)(b)                          169,715     1,586,835
Texas Instruments, Inc.            80,238     2,086,990
Xilinx, Inc.                       16,551       426,685
                                           ------------
                                              9,088,146
                                           ------------

SOFTWARE 5.1%
BMC Software, Inc. (a)                 31         1,220
CA, Inc. (b)                       70,610     1,610,614
Compuware Corp. (a)(b)             23,115       198,789
Intuit, Inc. (a)(b)                23,881       863,537
MICROS Systems, Inc. (a)(b)        18,187       675,829
V  Microsoft Corp. (b)            245,166     7,487,370
Oracle Corp. (b)                   57,697     1,490,890
Sybase, Inc. (a)(b)                34,491     1,496,220
Symantec Corp. (a)(b)             105,133     1,763,080
                                           ------------
                                             15,587,549
                                           ------------

SPECIALTY RETAIL 5.2%
Abercrombie & Fitch Co. Class
  A                                 8,235       360,117
Advance Auto Parts, Inc. (b)       30,565     1,378,481
Aeropostale, Inc. (a)              15,091       438,243
American Eagle Outfitters,
  Inc. (b)                            934        15,701
Barnes & Noble, Inc.                1,858        40,950
Best Buy Co., Inc. (b)             42,292     1,928,515
Dick's Sporting Goods, Inc.
  (a)                                 294         8,558
Foot Locker, Inc. (b)               4,611        70,779
GameStop Corp. Class A (a)          8,151       198,151
Gap, Inc. (The) (b)                71,284     1,762,853
Limited Brands, Inc. (b)           50,201     1,345,387
Office Depot, Inc. (a)(b)          28,751       197,232


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

SPECIALTY RETAIL (CONTINUED)
PetSmart, Inc. (b)                 52,850  $  1,747,749
Ross Stores, Inc. (b)              32,101     1,797,656
Signet Jewelers, Ltd. (a)(b)       33,889     1,085,126
Staples, Inc. (b)                  74,121     1,744,067
TJX Cos., Inc.                     14,380       666,369
Williams-Sonoma, Inc. (b)          36,966     1,064,621
                                           ------------
                                             15,850,555
                                           ------------

TEXTILES, APPAREL & LUXURY GOODS 0.3%
Coach, Inc.                        19,889       830,366
NIKE, Inc. Class B                  1,023        77,656
                                           ------------
                                                908,022
                                           ------------

THRIFTS & MORTGAGE FINANCE 0.2%
Hudson City Bancorp, Inc.          38,535       512,515
                                           ------------


TOBACCO 0.8%
Philip Morris International,
  Inc. (b)                         51,310     2,518,295
                                           ------------


TRADING COMPANIES & DISTRIBUTORS 1.3%
MSC Industrial Direct Co. (b)      14,492       789,669
W.W. Grainger, Inc. (b)            15,096     1,668,712
WESCO International, Inc.
  (a)(b)                           32,812     1,332,823
                                           ------------
                                              3,791,204
                                           ------------

WIRELESS TELECOMMUNICATION SERVICES 1.1%
MetroPCS Communications, Inc.
  (a)                              54,944       419,223
NII Holdings, Inc. (a)(b)           4,351       184,569
Sprint Nextel Corp. (a)(b)        173,746       738,420
Telephone and Data Systems,
  Inc.                             45,933     1,592,038
United States Cellular Corp.
  (a)                              11,657       490,527
                                           ------------
                                              3,424,777
                                           ------------
Total Common Stocks
  (Cost $347,418,342)                       390,629,408
                                           ------------


EXCHANGE TRADED FUND 1.1% (C)
-------------------------------------------------------

S&P 500 Index-SPDR Trust
  Series 1                         28,977     3,444,206
                                           ------------
Total Exchange Traded Fund
  (Cost $3,455,898)                           3,444,206
                                           ------------


                                PRINCIPAL
                                   AMOUNT         VALUE

SHORT-TERM INVESTMENT 0.7%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.7%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $1,939,802  (Collateralized
  by a United States Treasury
  Bill with a rate of 0.135%
  and a maturity date of
  5/27/10,
  with a Principal Amount of
  $1,980,000
  and a Market Value of
  $1,979,802)                  $1,939,800  $  1,939,800
                                           ------------
Total Short-Term Investment
  (Cost $1,939,800)                           1,939,800
                                           ------------
Total Investments,
  Before Investments Sold
  Short
  (Cost $352,814,040) (d)           130.7%  396,013,414
                                           ------------




                                   SHARES

INVESTMENTS SOLD SHORT (30.4%)
COMMON STOCKS SOLD SHORT (30.4%)
-------------------------------------------------------

AEROSPACE & DEFENSE (0.4%)
BE Aerospace, Inc. (a)            (14,203)     (421,971)
Spirit Aerosystems Holdings,
  Inc. Class A (a)                (39,136)     (868,037)
                                           ------------
                                             (1,290,008)
                                           ------------

AIR FREIGHT & LOGISTICS (0.2%)
C.H. Robinson Worldwide, Inc.      (9,338)     (563,081)
                                           ------------



AIRLINES (0.0%)++
Southwest Airlines Co.             (3,982)      (52,483)
                                           ------------



AUTOMOBILES (0.4%)
Harley-Davidson, Inc.             (35,853)   (1,212,907)
Thor Industries, Inc.                (143)       (5,107)
                                           ------------
                                             (1,218,014)
                                           ------------

BEVERAGES (0.3%)
Central European Distribution
  Corp. (a)                       (31,205)   (1,081,253)
                                           ------------


BIOTECHNOLOGY (1.4%)
Abraxis Bioscience, Inc. (a)      (27,213)   (1,359,834)
Alexion Pharmaceuticals, Inc.
  (a)                              (5,173)     (283,894)
Amylin Pharmaceuticals, Inc.
  (a)                             (10,242)     (211,395)
BioMarin Pharmaceuticals,
  Inc. (a)                           (682)      (15,938)
Dendreon Corp. (a)                 (9,932)     (538,513)
Myriad Genetics, Inc. (a)          (6,859)     (164,684)
OSI Pharmaceuticals, Inc. (a)      (9,328)     (547,274)


16    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)

BIOTECHNOLOGY (CONTINUED)
United Therapeutics Corp. (a)     (15,648) $   (890,215)
Vertex Pharmaceuticals, Inc.
  (a)                              (9,348)     (362,422)
                                           ------------
                                             (4,374,169)
                                           ------------

BUILDING PRODUCTS (0.1%)
USG Corp. (a)                     (19,956)     (470,962)
                                           ------------



CAPITAL MARKETS (0.5%)
Affiliated Managers Group,
  Inc. (a)                         (1,815)     (152,787)
Greenhill & Co., Inc.              (8,077)     (709,887)
Janus Capital Group, Inc.          (4,511)      (63,515)
Jefferies Group, Inc.             (15,470)     (421,093)
Lazard, Ltd. Class A               (3,986)     (154,099)
                                           ------------
                                             (1,501,381)
                                           ------------

CHEMICALS (1.0%)
Air Products & Chemicals,
  Inc.                             (3,570)     (274,105)
FMC Corp.                         (16,633)   (1,058,524)
Intrepid Potash, Inc. (a)         (39,612)   (1,040,211)
Monsanto Co.                       (2,797)     (176,379)
Valhi, Inc.                       (13,963)     (399,621)
                                           ------------
                                             (2,948,840)
                                           ------------

COMMERCIAL BANKS (0.8%)
Associated Banc-Corp.             (47,050)     (683,636)
CapitalSource, Inc.                  (974)       (5,815)
First Horizon National Corp.
  (a)                                  (1)          (14)
Fulton Financial Corp.             (1,708)      (17,934)
Popular, Inc. (a)                  (5,021)      (19,783)
Synovus Financial Corp.           (41,587)     (125,177)
Whitney Holding Corp.             (86,701)   (1,187,804)
Wilmington Trust Corp.            (32,081)     (555,964)
                                           ------------
                                             (2,596,127)
                                           ------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Pitney Bowes, Inc.                (19,164)     (486,766)
                                           ------------



COMMUNICATIONS EQUIPMENT (0.6%)
Brocade Communications
  Systems, Inc. (a)               (43,269)     (280,816)
Ciena Corp. (a)                   (67,495)   (1,247,982)
JDS Uniphase Corp. (a)            (12,614)     (163,856)
                                           ------------
                                             (1,692,654)
                                           ------------

COMPUTERS & PERIPHERALS (0.2%)
NCR Corp. (a)                     (37,411)     (492,329)
                                           ------------



CONSTRUCTION & ENGINEERING (0.8%)
Aecom Technology Corp. (a)        (36,777)   (1,105,884)
KBR, Inc.                         (64,163)   (1,416,719)
                                           ------------
                                             (2,522,603)
                                           ------------

CONSTRUCTION MATERIALS (0.4%)
Eagle Materials, Inc.              (1,753)      (55,868)
Martin Marietta Materials,
  Inc.                             (5,396)     (517,368)
Vulcan Materials Co.               (8,977)     (514,203)
                                           ------------
                                             (1,087,439)
                                           ------------

CONSUMER FINANCE (0.2%)
AmeriCredit Corp. (a)              (1,369)      (32,774)
Student Loan Corp. (The)          (16,815)     (474,856)
                                           ------------
                                               (507,630)
                                           ------------

CONTAINERS & PACKAGING (0.6%)
Greif, Inc. Class A               (12,684)     (750,639)
Pactiv Corp. (a)                  (42,262)   (1,073,878)
                                           ------------
                                             (1,824,517)
                                           ------------

DISTRIBUTORS (0.3%)
LKQ Corp. (a)                     (38,871)     (818,623)
                                           ------------



DIVERSIFIED CONSUMER SERVICES (0.2%)
Education Management Corp.
  (a)                              (3,086)      (67,367)
Hillenbrand, Inc.                  (5,887)     (144,702)
Strayer Education, Inc.              (429)     (104,299)
Weight Watchers
  International, Inc.             (17,243)     (458,147)
                                           ------------
                                               (774,515)
                                           ------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Interactive Brokers Group,
  Inc. (a)                        (69,332)   (1,188,350)
MSCI, Inc. Class A (a)            (12,115)     (419,785)
                                           ------------
                                             (1,608,135)
                                           ------------

ELECTRIC UTILITIES (0.4%)
Great Plains Energy, Inc.         (30,972)     (598,689)
Pepco Holdings, Inc.              (41,618)     (696,685)
                                           ------------
                                             (1,295,374)
                                           ------------

ELECTRICAL EQUIPMENT (0.2%)
A123 Systems, Inc. (a)             (8,653)     (107,816)
SunPower Corp. Class A (a)        (33,783)     (559,109)
                                           ------------
                                               (666,925)
                                           ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Dolby Laboratories, Inc.
  Class A (a)                      (8,947)     (614,838)
Itron, Inc. (a)                    (5,605)     (446,214)
National Instruments Corp.         (2,484)      (85,897)
                                           ------------
                                             (1,146,949)
                                           ------------

ENERGY EQUIPMENT & SERVICES (0.6%)
Cameron International Corp.
  (a)                              (4,637)     (182,976)
Dresser-Rand Group, Inc. (a)      (42,873)   (1,512,559)
                                           ------------
                                             (1,695,535)
                                           ------------

FOOD & STAPLES RETAILING (0.1%)
Rite Aid Corp. (a)               (178,803)     (264,628)
                                           ------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17


                                   SHARES         VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)

FOOD PRODUCTS (0.6%)
Bunge, Ltd.                       (19,947) $ (1,056,194)
Green Mountain Coffee
  Roasters, Inc. (a)              (11,871)     (862,547)
                                           ------------
                                             (1,918,741)
                                           ------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Edwards Lifesciences Corp.
  (a)                             (11,180)   (1,152,434)
Gen-Probe, Inc. (a)                (1,410)      (66,820)
                                           ------------
                                             (1,219,254)
                                           ------------

HEALTH CARE PROVIDERS & SERVICES (1.1%)
Brookdale Senior Living, Inc.
  (a)                             (18,814)     (404,501)
Emdeon, Inc. (a)                  (52,716)     (862,961)
Health Net, Inc. (a)                  (66)       (1,453)
Patterson Cos., Inc.              (45,232)   (1,446,972)
Tenet Healthcare Corp. (a)        (38,453)     (240,331)
VCA Antech, Inc. (a)              (18,335)     (521,814)
                                           ------------
                                             (3,478,032)
                                           ------------

HEALTH CARE TECHNOLOGY (0.1%)
Allscripts-Misys Healthcare
  Solutions, Inc. (a)             (17,538)     (353,742)
                                           ------------



HOTELS, RESTAURANTS & LEISURE (1.1%)
Boyd Gaming Corp. (a)             (74,850)     (950,595)
Choice Hotels International,
  Inc.                            (29,317)   (1,064,500)
Hyatt Hotels Corp. Class A
  (a)                              (6,775)     (278,927)
Penn National Gaming, Inc.
  (a)                              (7,766)     (240,435)
WMS Industries, Inc. (a)          (18,043)     (902,511)
                                           ------------
                                             (3,436,968)
                                           ------------

HOUSEHOLD DURABLES (0.2%)
Harman International
  Industries, Inc. (a)             (2,439)      (96,292)
Stanley Black & Decker, Inc.       (5,103)     (317,151)
Toll Brothers, Inc. (a)            (5,153)     (116,303)
                                           ------------
                                               (529,746)
                                           ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.8%)
Dynegy, Inc. Class A (a)         (586,294)     (779,771)
Ormat Technologies, Inc.          (35,035)   (1,116,215)
RRI Energy, Inc. (a)             (104,404)     (424,924)
                                           ------------
                                             (2,320,910)
                                           ------------

INDUSTRIAL CONGLOMERATES (0.2%)
McDermott International, Inc.
  (a)                             (19,976)     (547,542)
                                           ------------



INSURANCE (1.9%)
American National Insurance
  Co.                              (9,473)   (1,043,546)
CNA Financial Corp. (a)            (1,028)      (28,907)
Erie Indemnity Co. Class A         (3,744)     (173,385)
Lincoln National Corp.             (5,966)     (182,500)
Markel Corp. (a)                     (606)     (232,001)
MBIA, Inc. (a)                    (13,949)     (133,631)
Old Republic International
  Corp.                          (116,207)   (1,744,267)
OneBeacon Insurance Group,
  Ltd. Class A                    (56,939)     (923,551)
Unitrin, Inc.                      (2,816)      (82,368)
XL Capital, Ltd. Class A          (67,470)   (1,200,966)
                                           ------------
                                             (5,745,122)
                                           ------------

INTERNET SOFTWARE & SERVICES (0.4%)
Monster Worldwide, Inc. (a)       (71,936)   (1,253,845)
                                           ------------



IT SERVICES (0.3%)
Alliance Data Systems Corp.
  (a)                              (4,116)     (308,947)
Fidelity National Information
  Services, Inc.                     (932)      (24,502)
Genpact, Ltd. (a)                 (27,754)     (468,487)
Mastercard, Inc. Class A             (640)     (158,746)
                                           ------------
                                               (960,682)
                                           ------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Hasbro, Inc.                      (14,789)     (567,306)
                                           ------------



LIFE SCIENCES TOOLS & SERVICES (0.5%)
Illumina, Inc. (a)                 (4,399)     (184,186)
PerkinElmer, Inc.                  (3,664)      (91,783)
Techne Corp.                      (18,638)   (1,234,768)
                                           ------------
                                             (1,510,737)
                                           ------------

MACHINERY (0.4%)
AGCO Corp. (a)                     (9,961)     (348,834)
Bucyrus International, Inc.        (1,736)     (109,385)
Flowserve Corp.                      (789)      (90,404)
Joy Global, Inc.                   (2,469)     (140,264)
Kennametal, Inc.                     (299)       (9,825)
Terex Corp. (a)                   (16,307)     (432,462)
                                           ------------
                                             (1,131,174)
                                           ------------

MARINE (0.1%)
Alexander & Baldwin, Inc.          (4,659)     (165,767)
                                           ------------



MEDIA (1.3%)
CBS Corp. Class B                  (9,108)     (147,641)
Central European Media
  Enterprises, Ltd. Class A
  (a)                             (29,536)   (1,004,224)
Clear Channel Outdoor
  Holdings, Inc. Class A (a)         (240)       (2,779)
DreamWorks Animation SKG,
  Inc. Class A (a)                (21,518)     (854,049)
Interactive Data Corp.            (11,980)     (400,971)
Lamar Advertising Co. Class A
  (a)                              (6,116)     (227,638)
Liberty Media Corp. Capital
  Class A (a)                      (3,657)     (161,895)
Meredith Corp.                     (1,183)      (42,505)
Morningstar, Inc. (a)              (7,749)     (364,280)
New York Times Co. (The)
  Class A (a)                     (39,952)     (396,324)


18    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)

MEDIA (CONTINUED)
Scripps Networks Interactive
  Class A                            (941) $    (42,665)
Viacom, Inc. (a)                   (4,852)     (171,421)
                                           ------------
                                             (3,816,392)
                                           ------------

METALS & MINING (1.0%)
AK Steel Holding Corp.            (18,425)     (308,619)
Allegheny Technologies, Inc.         (662)      (35,397)
Cliffs Natural Resources,
  Inc.                             (1,345)      (84,103)
Compass Minerals
  International, Inc.             (16,606)   (1,250,598)
Royal Gold, Inc.                  (24,091)   (1,232,977)
Titanium Metals Corp. (a)         (10,515)     (162,141)
United States Steel Corp.            (381)      (20,826)
                                           ------------
                                             (3,094,661)
                                           ------------

MULTILINE RETAIL (0.1%)
Dollar General Corp. (a)           (7,415)     (211,847)
                                           ------------



OIL, GAS & CONSUMABLE FUELS (0.3%)
Cobalt International Energy,
  Inc. (a)                        (15,568)     (179,188)
Comstock Resources, Inc. (a)       (2,247)      (72,039)
Massey Energy Co.                    (422)      (15,458)
Plains Exploration &
  Production Co. (a)               (1,039)      (30,453)
Sandridge Energy, Inc. (a)        (10,911)      (81,941)
Sunoco, Inc.                      (13,682)     (448,496)
                                           ------------
                                               (827,575)
                                           ------------

PAPER & FOREST PRODUCTS (0.3%)
Weyerhaeuser Co.                  (17,262)     (854,814)
                                           ------------



PROFESSIONAL SERVICES (0.3%)
Verisk Analytics, Inc. Class
  A (a)                           (29,311)     (821,294)
                                           ------------



REAL ESTATE INVESTMENT TRUSTS (0.7%)
Apartment Investment &
  Management Co. Class A           (4,783)     (107,187)
Chimera Investment Corp.         (326,444)   (1,328,627)
Corporate Office Properties
  Trust                           (12,028)     (486,533)
Macerich Co. (The)                 (3,614)     (161,582)
Regency Centers Corp.              (2,152)      (88,339)
                                           ------------
                                             (2,172,268)
                                           ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
Forest City Enterprises, Inc.
  Class A (a)                     (49,058)     (757,946)
St. Joe Co. (The) (a)             (14,027)     (463,452)
                                           ------------
                                             (1,221,398)
                                           ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.3%)
Atmel Corp. (a)                  (211,002)   (1,147,851)
Integrated Device Technology,
  Inc. (a)                           (257)       (1,699)
International Rectifier Corp.
  (a)                             (52,168)   (1,200,907)
Lam Research Corp. (a)             (5,464)     (221,565)
Linear Technology Corp.            (3,889)     (116,903)
LSI Corp. (a)                      (9,697)      (58,376)
MEMC Electronic Materials,
  Inc. (a)                        (96,297)   (1,248,972)
Novellus Systems, Inc. (a)        (48,047)   (1,258,832)
PMC-Sierra, Inc. (a)              (97,679)     (864,459)
Rambus, Inc. (a)                  (16,635)     (401,403)
Teradyne, Inc. (a)                 (7,506)      (91,798)
Varian Semiconductor
  Equipment Associates, Inc.
  (a)                              (7,180)     (236,509)
                                           ------------
                                             (6,849,274)
                                           ------------

SOFTWARE (1.1%)
Autodesk, Inc. (a)                 (8,683)     (295,309)
Cadence Design Systems, Inc.
  (a)                            (175,224)   (1,307,171)
Electronic Arts, Inc. (a)         (65,864)   (1,275,785)
Novell, Inc. (a)                  (56,931)     (319,383)
Rovi Corp. (a)                     (4,005)     (156,115)
                                           ------------
                                             (3,353,763)
                                           ------------

SPECIALTY RETAIL (1.4%)
AutoNation, Inc. (a)              (55,891)   (1,128,998)
Carmax, Inc. (a)                  (58,654)   (1,441,129)
O'Reilly Automotive, Inc. (a)     (32,978)   (1,612,294)
Penske Auto Group, Inc. (a)          (418)       (6,262)
RadioShack Corp.                   (7,977)     (171,904)
Urban Outfitters, Inc. (a)           (772)      (28,958)
                                           ------------
                                             (4,389,545)
                                           ------------

THRIFTS & MORTGAGE FINANCE (1.3%)
Capitol Federal Financial         (28,611)   (1,078,349)
First Niagara Financial
  Group, Inc.                     (96,328)   (1,338,959)
People's United Financial,
  Inc.                               (808)      (12,548)
TFS Financial Corp.               (42,883)     (606,366)
Washington Federal, Inc.          (38,327)     (788,386)
                                           ------------
                                             (3,824,608)
                                           ------------

WATER UTILITIES (0.5%)
Aqua America, Inc.                (76,969)   (1,410,842)
                                           ------------



WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Clearwire Corp. Class A (a)      (128,156)     (989,364)
SBA Communications Corp.
  Class A (a)                      (2,503)      (88,531)
                                           ------------
                                             (1,077,895)
                                           ------------
Total Common Stocks Sold
  Short
  (Proceeds $82,232,518)                    (92,046,684)
                                           ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19


                                   SHARES         VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)

Total Investments Sold Short
  (Proceeds $82,232,518)            (30.4)%$(92,046,684)
                                           ------------
Total Investments,
  Net of Investments Sold
  Short
  (Cost $270,581,522)               100.3   303,966,730
Other Assets, Less
  Liabilities                        (0.3)     (868,567)
                               ----------  ------------



Net Assets                          100.0% $303,098,163
                               ==========  ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Security, or a portion thereof, is
     maintained in a segregated account at the
     Fund's custodian as collateral for
     securities sold short (See Note 2(I)).
(c)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(d)  At April 30, 2010, cost is $362,704,653
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $37,399,365
Gross unrealized depreciation       (4,090,604)
                                   -----------
Net unrealized appreciation        $33,308,761
                                   ===========





20    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                $390,629,408   $       --      $     --  $390,629,408
  Exchange Traded Fund                            3,444,206           --            --     3,444,206
  Short-Term Investment
     Repurchase Agreement                                --    1,939,800            --     1,939,800
                                               ------------   ----------      --------  ------------
Total Investments in Securities                $394,073,614   $1,939,800           $--  $396,013,414
                                               ============   ==========      ========  ============



(a) For detailed industry descriptions, see the Portfolio of Investments.

LIABILITY VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments Sold Short (a)
  Common Stocks Sold Short                     $(92,046,684)    $     --      $     --  $(92,046,684)
                                               ------------     --------      --------  ------------
Total Investments Sold Short                   $(92,046,684)         $--           $--  $(92,046,684)
                                               ============     ========      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $352,814,040)     $396,013,414
Cash collateral on deposit at
  broker                                      293
Receivables:
  Dividends and interest                  298,482
  Fund shares sold                         68,781
Other assets                              163,036
                                     ------------
     Total assets                     396,544,006
                                     ------------

LIABILITIES:
Investments sold short (proceeds
  $82,232,518)                         92,046,684
Payables:
  Investment securities purchased       1,005,465
  Manager (See Note 3)                    250,764
  Shareholder communication                46,174
  Fund shares redeemed                     45,560
  Professional fees                        24,028
  Custodian                                15,627
  Dividends on investments sold
     short                                  6,880
  Transfer agent (See Note 3)               1,960
  NYLIFE Distributors (See Note 3)            402
  Trustees                                    167
Accrued expenses                            2,132
                                     ------------
     Total liabilities                 93,445,843
                                     ------------
Net assets                           $303,098,163
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) 800 million shares
  authorized                         $     41,741
Additional paid-in capital            293,775,209
                                     ------------
                                      293,816,950
Accumulated undistributed net
  investment income                       286,496
Accumulated net realized loss on
  investments and investments sold
  short                               (24,390,491)
Net unrealized appreciation on
  investments                          43,199,374
Net unrealized depreciation on
  investments sold short               (9,814,166)
                                     ------------
Net assets                           $303,098,163
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     73,619
                                     ============
Shares of beneficial interest
  outstanding                              10,178
                                     ============
Net asset value per share
  outstanding                        $       7.23
Maximum sales charge (5.50% of
  offering price)                            0.42
                                     ------------
Maximum offering price per share
  outstanding                        $       7.65
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $    353,742
                                     ============
Shares of beneficial interest
  outstanding                              48,815
                                     ============
Net asset value per share
  outstanding                        $       7.25
Maximum sales charge (5.50% of
  offering price)                            0.42
                                     ------------
Maximum offering price per share
  outstanding                        $       7.67
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $    414,039
                                     ============
Shares of beneficial interest
  outstanding                              58,317
                                     ============
Net asset value and offering price
  per share outstanding              $       7.10
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $302,256,763
                                     ============
Shares of beneficial interest
  outstanding                          41,623,200
                                     ============
Net asset value and offering price
  per share outstanding              $       7.26
                                     ============





22    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $  2,969,180
  Interest                                    132
                                     ------------
     Total income                       2,969,312
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,287,405
  Dividends on investments sold
     short                                496,086
  Broker fees and charges on short
     sales                                366,950
  Professional fees                        35,645
  Custodian                                29,651
  Registration                             27,996
  Shareholder communication                16,712
  Transfer agent (See Note 3)               6,015
  Trustees                                  3,797
  Distribution/Service--Investor
     Class (See Note 3)                        78
  Distribution/Service--Class A
     (See Note 3)                             192
  Distribution/Service--Class C
     (See Note 3)                           1,953
  Miscellaneous                             6,949
                                     ------------
     Total expenses                     2,279,429
                                     ------------
Net investment income                     689,883
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                26,196,455
  Investments sold short              (13,965,267)
                                     ------------
Net realized gain on investments
  and investments sold short           12,231,188
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          23,244,162
  Investments sold short               (5,865,314)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on
  investments and investments sold
  short                                17,378,848
                                     ------------
Net realized and unrealized gain on
  investments and investments sold
  short                                29,610,036
                                     ------------
Net increase in net assets
  resulting from operations          $ 30,299,919
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $    689,883  $    912,961
 Net realized gain (loss)
  on investments and
  investments sold short        12,231,188   (21,476,763)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and
  investments sold short        17,378,848    39,433,075
                              --------------------------
 Net increase in net assets
  resulting from operations     30,299,919    18,869,273
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                     (65)           --
    Class A                           (320)         (354)
    Class I                     (1,164,352)     (192,082)
                              --------------------------
 Total dividends to
  shareholders                  (1,164,737)     (192,436)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        95,718,066    92,953,584
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      1,084,478       161,068
 Cost of shares redeemed       (13,245,749)   (6,906,219)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         83,556,795    86,208,433
                              --------------------------
    Net increase in net
     assets                    112,691,977   104,885,270
NET ASSETS:
Beginning of period            190,406,186    85,520,916
                              --------------------------
End of period                 $303,098,163  $190,406,186
                              ==========================
Accumulated undistributed
 net investment income at
 end of period                $    286,496  $    761,350
                              ==========================





24    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED APRIL 30, 2010


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net increase in net assets
  resulting from operations          $  30,299,919
Adjustments to reconcile net
  increase in net assets resulting
  from operations to net cash used
  for operating activities:
  Investments purchased               (316,229,453)
  Investments sold                     216,831,789
  Purchases to cover securities
     sold short                        (76,669,959)
  Securities sold short                 93,369,014
  Purchase of short term
     investments, net                      514,336
  Decrease in investment securities
     sold receivable                       440,810
  Increase in dividends and
     interest receivable                   (88,578)
  Increase in cash collateral on
     deposit at broker                         (17)
  Increase in other assets                (145,997)
  Decrease in investment securities
     purchased payable                  (1,152,566)
  Decrease in dividends payable for
     securities sold short                    (843)
  Decrease in professional fees
     payable                                (3,857)
  Decrease in custodian payable             (1,437)
  Decrease in shareholder
     communication payable                  (7,956)
  Decrease in due to trustees                 (348)
  Increase in due to manager                89,008
  Decrease in due to transfer agent            (46)
  Increase in due to NYLIFE
     Distributors                               36
  Decrease in accrued expenses and
     other liabilities                      (1,970)
  Net change in unrealized
     appreciation on investments       (23,244,162)
  Net realized gain from
     investments                       (26,196,455)
  Net change in unrealized
     depreciation on securities
     sold short                          5,865,314
  Net realized loss from securities
     sold short                         13,965,267
                                     -------------
Net cash used in operating
 activities                            (82,368,151)
                                     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold               95,666,661
Payment on shares redeemed             (13,218,251)
Cash distributions paid                    (80,259)
                                     -------------
Net cash from financing activities      82,368,151
                                     -------------

NET INCREASE (DECREASE) IN CASH:                --
Cash at beginning of year                       --
                                     -------------
Cash at end of period                $          --
                                     =============



Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $1,084,478


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                                                             CLASS A
                                                             INVESTOR CLASS                         ------------------------
                                           -------------------------------------------------                           YEAR
                                                                                FEBRUARY 28,                           ENDED
                                           SIX MONTHS                              2008**           SIX MONTHS         OCTO-
                                              ENDED           YEAR ENDED           THROUGH             ENDED            BER
                                            APRIL 30,        OCTOBER 31,         OCTOBER 31,         APRIL 30,          31,
                                              2010*              2009               2008               2010*           2009
Net asset value at beginning of
  period                                     $ 6.40             $6.00              $  8.68            $ 6.41          $ 6.00
                                             ------             -----              -------            ------          ------
Net investment income (loss) (a)               0.00 ++           0.02                (0.02)             0.01            0.05
Net realized and unrealized gain
  (loss) on investments                        0.84              0.38                (2.66)             0.85            0.37
                                             ------             -----              -------            ------          ------
Total from investment operations               0.84              0.40                (2.68)             0.86            0.42
                                             ------             -----              -------            ------          ------
Less dividends:
  From net investment income                  (0.01)               --                   --             (0.02)          (0.01)
                                             ------             -----              -------            ------          ------
Net asset value at end of period             $ 7.23             $6.40              $  6.00            $ 7.25          $ 6.41
                                             ======             =====              =======            ======          ======
Total investment return (b)                   13.10%(c)          6.67%(d)           (30.76%)(c)        13.37%(c)        6.77%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 0.04%++           0.38%               (0.37%)++          0.28%++         0.83%
  Net expenses (excluding short
     sale expenses)                            1.59%++           1.60%                1.59% ++          1.35%++         1.46%
  Expenses (including short sales
     expenses, before waiver)                  2.26%++           2.57%                2.59% ++          2.00%++         2.40%
  Short sale expenses                          0.67%++           0.87%                0.82% ++          0.65%++         0.94%
Portfolio turnover rate                          66%              163%                 244%               66%            163%
Net assets at end of period (in
  000's)                                     $   74             $  53              $    41            $  354          $  138
                                                     CLASS A
                                           --------------------------
                                             YEAR           JUNE 29,
                                            ENDED            2007**
                                           OCTOBER          THROUGH
                                             31,          OCTOBER 31,
                                             2008             2007
Net asset value at beginning of
  period                                   $  9.64           $10.00
                                           -------           ------
Net investment income (loss) (a)             (0.02)           (0.00) ++
Net realized and unrealized gain
  (loss) on investments                      (3.61)           (0.36)
                                           -------           ------
Total from investment operations             (3.63)           (0.36)
                                           -------           ------
Less dividends:
  From net investment income                 (0.01)              --
                                           -------           ------
Net asset value at end of period           $  6.00           $ 9.64
                                           =======           ======
Total investment return (b)                 (37.57%)          (3.60%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)               (0.20%)          (0.14%)++
  Net expenses (excluding short
     sale expenses)                           1.50%            1.50% ++
  Expenses (including short sales
     expenses, before waiver)                 2.60%            2.90% ++
  Short sale expenses                         0.85%            0.53% ++
Portfolio turnover rate                        244%              59%
Net assets at end of period (in
  000's)                                   $   390           $  356




                                                                     CLASS C
                                           ----------------------------------------------------------          CLASS I
                                                                                            JUNE 29,         ----------
                                           SIX MONTHS                                        2007**          SIX MONTHS
                                              ENDED            YEAR ENDED OCTOBER           THROUGH             ENDED
                                            APRIL 30,                 31,                 OCTOBER 31,         APRIL 30,
                                              2010*           2009           2008             2007              2010*
Net asset value at beginning of
  period                                     $ 6.30          $ 5.95        $  9.61           $10.00           $   6.43
                                             ------          ------        -------           ------           --------
Net investment loss (a)                       (0.02)          (0.02)         (0.09)           (0.03)              0.02
Net realized and unrealized gain
  (loss) on investments                        0.82            0.37          (3.57)           (0.36)              0.84
                                             ------          ------        -------           ------           --------
Total from investment operations               0.80            0.35          (3.66)           (0.39)              0.86
                                             ------          ------        -------           ------           --------
Less dividends:
  From net investment income                     --              --             --               --              (0.03)
                                             ------          ------        -------           ------           --------
Net asset value at end of period             $ 7.10          $ 6.30        $  5.95           $ 9.61           $   7.26
                                             ======          ======        =======           ======           ========
Total investment return (b)                   12.70%(c)        5.88%        (38.15%)          (3.80%)(c)         13.44%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                (0.68%)++       (0.41%)        (1.12%)          (0.86%)++           0.54%++
  Net expenses (excluding short
     sale expenses)                            2.34%++         2.35%          2.33%            2.25%++            1.10%++
  Expenses (including short sales
     expenses, before waiver)                  3.01%++         3.31%          3.41%            3.65%++            1.77%++
  Short sale expenses                          0.67%++         0.86%          0.81%            0.53%++            0.67%++
Portfolio turnover rate                          66%            163%           244%              59%                66%
Net assets at end of period (in
  000's)                                     $  414          $  370        $   228           $   35           $302,257
                                                             CLASS I
                                           ------------------------------------------
                                                                            JUNE 29,
                                                                             2007**
                                                                            THROUGH
                                            YEAR ENDED OCTOBER 31,        OCTOBER 31,
                                             2009            2008             2007
Net asset value at beginning of
  period                                   $   6.02        $  9.65          $ 10.00
                                           --------        -------          -------
Net investment loss (a)                        0.04           0.01             0.01
Net realized and unrealized gain
  (loss) on investments                        0.38          (3.62)           (0.36)
                                           --------        -------          -------
Total from investment operations               0.42          (3.61)           (0.35)
                                           --------        -------          -------
Less dividends:
  From net investment income                  (0.01)         (0.02)              --
                                           --------        -------          -------
Net asset value at end of period           $   6.43        $  6.02          $  9.65
                                           ========        =======          =======
Total investment return (b)                    7.05%        (37.48%)          (3.50%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 0.69%          0.07%            0.27%++
  Net expenses (excluding short
     sale expenses)                            1.22%          1.25%            1.25%++
  Expenses (including short sales
     expenses, before waiver)                  2.08%          2.16%            2.52%++
  Short sale expenses                          0.86%          0.81%            0.53%++
Portfolio turnover rate                         163%           244%              59%
Net assets at end of period (in
  000's)                                   $189,845        $84,861          $24,123



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




26    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY 130/30 GROWTH FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          0.87%    17.13%      -9.71%
Excluding sales charges     6.74     23.94       -7.89




(With sales charges)


(PERFORMANCE GRAPH)

              MAINSTAY 130/30
                   GROWTH        RUSSELL 1000(R)
                    FUND           GROWTH INDEX
              ---------------    ---------------
6/29/07             9450              10000
4/30/08             9280               9776
4/30/09             6039               6690
4/30/10             7484               9243



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          0.87%    17.31%      -9.71%
Excluding sales charges     6.74     24.14       -7.89




(With sales charges)


(PERFORMANCE GRAPH)

                         MAINSTAY 130/30
                                  GROWTH    RUSSELL 1000(R)
                                    FUND       GROWTH INDEX
                         ---------------    ---------------
6/29/07                       23625              25000
4/30/08                       23153              24440
4/30/09                       15073              16725
4/30/10                       18711              23107



CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          5.32%    21.86%      -8.63%
Excluding sales charges     6.32     22.86       -8.63




(With sales charges)


(PERFORMANCE GRAPH)

            MAINSTAY 130/30
                     GROWTH    RUSSELL 1000(R)
                       FUND       GROWTH INDEX
            ---------------    ---------------
6/29/07          10000              10000
4/30/08           9740               9776
4/30/09           6300               6690
4/30/10           7740               9243








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the Mainstay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    27

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL     SIX        ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                   6.82%    24.26%      -7.60%





(PERFORMANCE GRAPH)

              MAINSTAY 130/30    RUSSELL 1000(R)
                GROWTH FUND        GROWTH INDEX
              ---------------    ---------------
6/29/07            10000              10000
4/30/08             9820               9776
4/30/09             6430               6690
4/30/10             7990               9243




BENCHMARK PERFORMANCE                         SIX       ONE       SINCE
                                            MONTHS     YEAR     INCEPTION
Russell 1000(R) Growth Index(3)             15.79%    38.16%      -2.74%
Average Lipper long/short equity fund(4)     6.45     22.52       -4.59






   differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper long/short equity fund is representative of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager's view of the market. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


28    MainStay 130/30 Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 GROWTH FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,067.40        $13.12         $1,012.10         $12.77
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,067.40        $12.56         $1,012.60         $12.23
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,063.20        $16.88         $1,008.40         $16.43
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,068.20        $11.49         $1,013.70         $11.18
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.56% for Investor Class, 2.45% for Class A, 3.30% for Class C and 2.24% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                   mainstayinvestments.com    29

INDUSTRY COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)



IT Services                            9.3%
Computers & Peripherals                8.5
Software                               8.5
Machinery                              6.6
Health Care Providers & Services       5.6
Capital Markets                        5.3
Energy Equipment & Services            5.2
Communications Equipment               5.1
Pharmaceuticals                        4.9
Food & Staples Retailing               3.9
Aerospace & Defense                    3.8
Exchange Traded Funds                  3.7
Specialty Retail                       3.7
Biotechnology                          3.6
Internet Software & Services           3.5
Beverages                              3.4
Hotels, Restaurants & Leisure          3.4
Internet & Catalog Retail              3.3
Health Care Equipment & Supplies       2.8
Semiconductors & Semiconductor
  Equipment                            2.7
Oil, Gas & Consumable Fuels            2.4
Road & Rail                            2.3
Household Products                     1.9
Multiline Retail                       1.8
Media                                  1.6
Diversified Financial Services         1.5
Metals & Mining                        1.5
Commercial Banks                       1.4
Textiles, Apparel & Luxury Goods       1.3
Wireless Telecommunication Services    1.3
Containers & Packaging                 1.2
Electrical Equipment                   1.1
Electronic Equipment & Instruments     1.1
Construction & Engineering             1.0
Consumer Finance                       0.9
Household Durables                     0.9
Food Products                          0.8
Thrifts & Mortgage Finance             0.5
Professional Services                  0.4
Chemicals                              0.3
Office Electronics                     0.3
Short-Term Investment                  1.0
Other Assets, Less Liabilities        -0.7
Investments Sold Short               -22.6
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments beginning on page 33 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Microsoft Corp.
    2.  Apple, Inc.
    3.  Hewlett-Packard Co.
    4.  International Business Machines Corp.
    5.  Oracle Corp.
    6.  S&P 500 Index--SPDR Trust Series 1
    7.  PepsiCo, Inc.
    8.  Abbott Laboratories
    9.  Union Pacific Corp.
   10.  McDonald's Corp.




TOP FIVE SHORT POSITIONS AS OF APRIL 30, 2010

    1.  iShares Russell 2000 Index Fund
    2.  Pitney Bowes, Inc.
    3.  Goldcorp, Inc.
    4.  St. Joe Co. (The)
    5.  Toyota Motor Corp.





30    MainStay 130/30 Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER HARISH KUMAR, PHD, CFA, OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY 130/30 GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay 130/30 Growth Fund returned 6.74% for Investor Class shares, 6.74% for Class A shares and 6.32% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 6.82%. With the exception of Class C shares, all share classes out-performed the 6.45% return of the average Lipper(1) long/short equity fund for the six months ended April 30, 2010. All share classes underperformed the 15.79% return of the Russell 1000(R) Growth Index(2) over the same period. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See page 27 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund underperformed the Russell 1000(R) Growth Index primarily because of stock selection in the health care and consumer staples sectors. An over-weight position in health care and an underweight position in consumer staples also detracted from the Fund's relative performance.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH INDUSTRIES WERE PARTICULARLY WEAK?

On an absolute basis, the strongest-contributing industries to the Fund's performance were computers & peripherals, software and machinery. The weakest industry contributions on an absolute basis came from food & staples retailing, multiline retail and life sciences tools & services.


DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S STRONGEST PERFORMERS AND WHICH STOCKS WERE PARTICULARLY WEAK?

On an absolute basis, the strongest contributors to the Fund's performance were computers & peripherals company Apple, railroad operator Union Pacific and software company Oracle. Major detractors from the Fund's absolute performance included pharmaceutical retailer CVS Caremark and communications equipment company Qualcomm. Both stocks produced negative returns, and CVS Caremark was sold during the reporting period. Although Qualcomm was a negative performer the Fund continued to hold the stock. Shares of semiconductor company Novell advanced during the reporting period, but since the Fund had sold the stock short, the position detracted from the Fund's performance.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, the Fund initiated long positions in consumer staples company Procter & Gamble and Internet company Yahoo! and short positions in real estate development company St. Joe and office supply retailer Office Depot. Significant sales during the reporting period included education and training service company Apollo Group, grocery store operator Whole Foods Market, biotechnology company Illumina and pharmaceutical retailer CVS Caremark.

HOW DID THE FUND'S INDUSTRY WEIGHTINGS CHANGE RELATIVE TO THE RUSSELL 1000(R) GROWTH INDEX DURING THE REPORTING PERIOD?

During the reporting period, the Fund increased its weightings relative to the Russell 1000(R) Growth Index in health care and materials. Over the same period, the Fund decreased its weightings relative to the Index in consumer discretionary and financials.



1. See footnote on page 28 for more information on Lipper Inc.
2. See footnote on page 28 for more information on the Russell 1000(R) Growth Index.

                                                   mainstayinvestments.com    31

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2010, AND HOW DID THIS POSITIONING AFFECT THE FUND'S PERFORMANCE?

As of April 30, 2010, the Fund was overweight relative to the Russell 1000(R) Growth Index in energy and telecommunication services. This positioning contributed positively to the Fund's performance relative to the benchmark. On the same date, the Fund was underweight in materials and consumer staples. Both of these positions hurt the Fund's relative performance.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

32    MainStay 130/30 Growth Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2010 UNAUDITED



                                   SHARES        VALUE
COMMON STOCKS 118.6%+
------------------------------------------------------

AEROSPACE & DEFENSE 3.8%
Boeing Co. (The)                    2,371  $   171,733
General Dynamics Corp.              2,326      177,613
Northrop Grumman Corp.              2,317      157,162
Precision Castparts Corp. (a)         847      108,704
Rockwell Collins, Inc.              3,166      205,790
                                           -----------
                                               821,002
                                           -----------

BEVERAGES 3.4%
Coca-Cola Co. (The)                 4,041      215,992
V  PepsiCo, Inc. (a)                8,056      525,412
                                           -----------
                                               741,404
                                           -----------

BIOTECHNOLOGY 3.6%
Amgen, Inc. (a)(b)                  4,309      247,164
Celgene Corp. (a)(b)                4,475      277,227
Gilead Sciences, Inc. (a)(b)        6,639      263,369
                                           -----------
                                               787,760
                                           -----------

CAPITAL MARKETS 5.3%
Affiliated Managers Group,
  Inc. (a)(b)                       2,453      206,493
Ameriprise Financial, Inc.          3,628      168,194
Blackstone Group L.P. (The)
  (a)                              15,917      222,520
Evercore Partners, Inc. Class
  A                                 9,540      341,913
Goldman Sachs Group, Inc.
  (The)                             1,408      204,442
                                           -----------
                                             1,143,562
                                           -----------

CHEMICALS 0.3%
Celanese Corp. Series A             1,989       63,628
                                           -----------


COMMERCIAL BANKS 1.4%
CapitalSource, Inc.                14,071       84,004
Comerica, Inc.                      5,072      213,024
                                           -----------
                                               297,028
                                           -----------

COMMUNICATIONS EQUIPMENT 5.1%
Cisco Systems, Inc. (a)(b)         16,872      454,194
Juniper Networks, Inc. (a)(b)       8,909      253,105
QUALCOMM, Inc. (a)                 10,369      401,695
                                           -----------
                                             1,108,994
                                           -----------

COMPUTERS & PERIPHERALS 8.5%
V  Apple, Inc. (a)(b)               3,514      917,575
Dell, Inc. (b)                      8,322      134,650
EMC Corp. (a)(b)                    7,113      135,218
V  Hewlett-Packard Co. (a)         12,542      651,808
                                           -----------
                                             1,839,251
                                           -----------

CONSTRUCTION & ENGINEERING 1.0%
URS Corp. (a)(b)                    4,256      218,546
                                           -----------


CONSUMER FINANCE 0.9%
American Express Co. (a)            4,109      189,507
                                           -----------


CONTAINERS & PACKAGING 1.2%
Owens-Illinois, Inc. (b)            4,351      154,199
Packaging Corp. of America          4,183      103,446
                                           -----------
                                               257,645
                                           -----------

DIVERSIFIED FINANCIAL SERVICES 1.5%
Bank of America Corp.               3,389       60,426
JPMorgan Chase & Co.                6,410      272,938
                                           -----------
                                               333,364
                                           -----------

ELECTRICAL EQUIPMENT 1.1%
ABB, Ltd., Sponsored ADR
  (b)(c)                           12,372      237,047
                                           -----------


ELECTRONIC EQUIPMENT & INSTRUMENTS 1.1%
Arrow Electronics, Inc. (b)         3,456      105,408
Jabil Circuit, Inc.                 7,914      121,242
                                           -----------
                                               226,650
                                           -----------

ENERGY EQUIPMENT & SERVICES 5.2%
Cal Dive International, Inc.
  (b)                              11,355       74,489
FMC Technologies, Inc. (b)          3,744      253,431
Halliburton Co.                     6,666      204,313
Schlumberger, Ltd.                  5,449      389,168
Transocean, Ltd. (b)                2,639      191,195
                                           -----------
                                             1,112,596
                                           -----------

FOOD & STAPLES RETAILING 3.9%
Costco Wholesale Corp. (a)          3,455      204,121
Wal-Mart Stores, Inc. (a)           7,455      399,961
Walgreen Co. (a)                    6,661      234,134
                                           -----------
                                               838,216
                                           -----------

FOOD PRODUCTS 0.8%
General Mills, Inc.                 2,463      175,316
                                           -----------


HEALTH CARE EQUIPMENT & SUPPLIES 2.8%
Baxter International, Inc. (a)      4,495      212,254
CareFusion Corp. (b)                3,299       90,986
Hospira, Inc. (a)(b)                4,486      241,302
Inverness Medical Innovations,
  Inc. (b)                          1,704       67,785
                                           -----------
                                               612,327
                                           -----------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33


                                   SHARES        VALUE
COMMON STOCKS (CONTINUED)

HEALTH CARE PROVIDERS & SERVICES 5.6%
AmerisourceBergen Corp.             9,785  $   301,867
DaVita, Inc. (a)(b)                 4,682      292,298
Medco Health Solutions, Inc.
  (a)(b)                            6,389      376,440
UnitedHealth Group, Inc.            7,994      242,298
                                           -----------
                                             1,212,903
                                           -----------

HOTELS, RESTAURANTS & LEISURE 3.4%
V  McDonald's Corp. (a)             6,884      485,942
Starbucks Corp.                     3,824       99,347
Starwood Hotels & Resorts
  Worldwide, Inc.                   2,678      145,978
                                           -----------
                                               731,267
                                           -----------

HOUSEHOLD DURABLES 0.9%
Fortune Brands, Inc.                2,179      114,223
KB Home                             3,792       70,266
                                           -----------
                                               184,489
                                           -----------

HOUSEHOLD PRODUCTS 1.9%
Procter & Gamble Co. (The) (a)      6,737      418,772
                                           -----------


INTERNET & CATALOG RETAIL 3.3%
Amazon.com, Inc. (a)(b)             3,062      419,678
Priceline.com, Inc. (a)(b)          1,078      282,490
                                           -----------
                                               702,168
                                           -----------

INTERNET SOFTWARE & SERVICES 3.5%
Google, Inc. Class A (a)(b)           732      384,622
IAC/InterActiveCorp (b)             2,767       62,036
Yahoo!, Inc. (b)                   18,807      310,880
                                           -----------
                                               757,538
                                           -----------

IT SERVICES 9.3%
Accenture PLC Class A (a)           7,825      341,483
Automatic Data Processing,
  Inc.                              2,813      121,972
Cognizant Technology Solutions
  Corp. Class A (b)                 6,874      351,811
Hewitt Associates, Inc. Class
  A (a)(b)                          2,828      115,920
V  International Business
  Machines Corp. (a)                4,728      609,912
MasterCard, Inc. Class A              904      224,228
Visa, Inc. Class A (a)              2,800      252,644
                                           -----------
                                             2,017,970
                                           -----------

MACHINERY 6.6%
Cummins, Inc.                       2,906      209,900
Danaher Corp. (a)                   3,400      286,552
Deere & Co. (a)                     3,970      237,485
Donaldson Co., Inc.                 1,240       57,412
Flowserve Corp. (a)                 2,449      280,607
Ingersoll-Rand PLC (a)              4,217      155,945
Joy Global, Inc.                    3,309      187,984
                                           -----------
                                             1,415,885
                                           -----------

MEDIA 1.6%
Discovery Communications, Inc.
  Class A (b)                       2,546       98,530
News Corp. Class A                 16,271      250,899
                                           -----------
                                               349,429
                                           -----------

METALS & MINING 1.5%
Freeport-McMoRan Copper &
  Gold, Inc. (a)                    2,142      161,785
United States Steel Corp.           2,904      158,733
                                           -----------
                                               320,518
                                           -----------

MULTILINE RETAIL 1.8%
Target Corp.                        7,017      399,057
                                           -----------


OFFICE ELECTRONICS 0.3%
Xerox Corp.                         6,232       67,929
                                           -----------


OIL, GAS & CONSUMABLE FUELS 2.4%
EXCO Resources, Inc.                7,618      141,314
Occidental Petroleum Corp.          2,588      229,452
Southwestern Energy Co. (b)         3,810      151,181
                                           -----------
                                               521,947
                                           -----------

PHARMACEUTICALS 4.9%
V  Abbott Laboratories (a)          9,996      511,395
Merck & Co., Inc. (a)               6,012      210,661
Perrigo Co.                         2,511      153,246
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (a)(c)                        3,187      187,173
                                           -----------
                                             1,062,475
                                           -----------

PROFESSIONAL SERVICES 0.4%
Towers Watson & Co. Class A         1,818       87,264
                                           -----------


ROAD & RAIL 2.3%
V  Union Pacific Corp. (a)          6,598      499,205
                                           -----------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.7%
Lam Research Corp. (a)(b)           5,357      217,226
Teradyne, Inc. (a)(b)              10,387      127,033
Texas Instruments, Inc. (a)         8,759      227,822
                                           -----------
                                               572,081
                                           -----------

SOFTWARE 8.5%
Electronic Arts, Inc. (b)           7,465      144,597
V  Microsoft Corp. (a)             31,843      972,485
V  Oracle Corp. (a)                22,395      578,687
Parametric Technology Corp.
  (b)                               3,382       62,871
Sybase, Inc. (b)                    1,862       80,774
                                           -----------
                                             1,839,414
                                           -----------

SPECIALTY RETAIL 3.7%
GameStop Corp. Class A (b)          9,519      231,407
Monro Muffler Brake, Inc.           2,979      106,827


34    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES        VALUE
COMMON STOCKS (CONTINUED)

SPECIALTY RETAIL (CONTINUED)
O'Reilly Automotive, Inc. (b)       5,486  $   268,210
Tiffany & Co. (a)                   3,937      190,866
                                           -----------
                                               797,310
                                           -----------

TEXTILES, APPAREL & LUXURY GOODS 1.3%
NIKE, Inc. Class B                  2,393      181,653
Warnaco Group, Inc. (The)
  (a)(b)                            2,211      105,774
                                           -----------
                                               287,427
                                           -----------

THRIFTS & MORTGAGE FINANCE 0.5%
Hudson City Bancorp, Inc. (a)       7,444       99,005
                                           -----------


WIRELESS TELECOMMUNICATION SERVICES 1.3%
American Tower Corp. Class A
  (a)(b)                            5,031      205,315
Leap Wireless International,
  Inc. (a)(b)                       4,229       77,475
                                           -----------
                                               282,790
                                           -----------
Total Common Stocks
  (Cost $23,830,640)                        25,630,686
                                           -----------


EXCHANGE TRADED FUNDS 3.7% (D)
------------------------------------------------------

iShares Russell 1000 Growth
  Index Fund (a)                    4,382      230,099
V  S&P 500 Index--SPDR Trust
  Series 1                          4,688      557,215
                                           -----------
Total Exchange Traded Funds
  (Cost $781,899)                              787,314
                                           -----------



                                PRINCIPAL
                                   AMOUNT

SHORT-TERM INVESTMENT 1.0%
------------------------------------------------------

REPURCHASE AGREEMENT 1.0%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $223,180
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.135%
  and a maturity date of
  5/27/10,
  with a Principal Amount of
  $230,00
  and a Market Value of
  $229,977)                      $223,180      223,180
                                           -----------
Total Short-Term Investment
  (Cost $223,180)                              223,180
                                           -----------
Total Investments,
  Before Investments Sold
  Short
  (Cost $24,835,719) (e)            123.3%  26,641,180
                                           -----------


                                   SHARES
INVESTMENTS SOLD SHORT (22.6%)
COMMON STOCKS SOLD SHORT (21.8%)
------------------------------------------------------

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co.
  (The) (b)                        (3,284) $   (44,104)
                                           -----------


AUTOMOBILES (0.8%)
Harley-Davidson, Inc.              (2,151)     (72,768)
Toyota Motor Corp., Sponsored
  ADR (c)                          (1,331)    (102,607)
                                           -----------
                                              (175,375)
                                           -----------

BEVERAGES (0.5%)
Central European Distribution
  Corp. (b)                        (1,620)     (56,133)
Constellation Brands, Inc.
  Class A (b)                      (2,896)     (52,910)
                                           -----------
                                              (109,043)
                                           -----------

BIOTECHNOLOGY (0.2%)
Vertex Pharmaceuticals, Inc.
  (b)                              (1,012)     (39,235)
                                           -----------



BUILDING PRODUCTS (0.3%)
Masco Corp.                        (3,374)     (54,760)
                                           -----------



CAPITAL MARKETS (0.9%)
Charles Schwab Corp. (The)         (3,442)     (66,396)
Federated Investors, Inc.
  Class B                          (2,868)     (69,176)
Northern Trust Corp.               (1,197)     (65,811)
                                           -----------
                                              (201,383)
                                           -----------

CHEMICALS (1.4%)
Ecolab, Inc.                       (1,732)     (84,591)
Intrepid Potash, Inc. (b)          (3,230)     (84,820)
Mosaic Co. (The)                   (1,121)     (57,328)
Sigma-Aldrich Corp.                (1,429)     (84,739)
                                           -----------
                                              (311,478)
                                           -----------

COMMERCIAL BANKS (0.3%)
SunTrust Banks, Inc.               (1,852)     (54,819)
                                           -----------



COMMERCIAL SERVICES & SUPPLIES (1.0%)
Clean Harbors, Inc. (b)            (1,396)     (88,548)
Pitney Bowes, Inc.                 (5,431)    (137,948)
                                           -----------
                                              (226,496)
                                           -----------

COMMUNICATIONS EQUIPMENT (0.6%)
Nokia Oyj, Sponsored ADR
  (b)(c)                           (4,305)     (52,349)
Research In Motion, Ltd. (b)       (1,067)     (75,960)
                                           -----------
                                              (128,309)
                                           -----------

CONSTRUCTION & ENGINEERING (0.4%)
Quanta Services, Inc. (b)          (4,662)     (93,846)
                                           -----------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              35


                                   SHARES        VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)

CONTAINERS & PACKAGING (0.7%)
Pactiv Corp. (b)                   (3,010) $   (76,484)
Sealed Air Corp.                   (2,965)     (63,748)
                                           -----------
                                              (140,232)
                                           -----------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
MSCI, Inc. Class A (b)             (2,129)     (73,770)
                                           -----------



DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
AT&T, Inc.                         (3,360)     (87,562)
                                           -----------



ELECTRIC UTILITIES (0.3%)
Southern Co.                       (1,914)     (66,148)
                                           -----------



ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Trimble Navigation, Ltd. (b)       (2,158)     (70,588)
Universal Display Corp. (b)        (6,206)     (82,850)
                                           -----------
                                              (153,438)
                                           -----------

ENERGY EQUIPMENT & SERVICES (0.3%)
Dril-Quip, Inc. (b)                (1,166)     (67,546)
                                           -----------



FOOD & STAPLES RETAILING (0.3%)
Safeway, Inc.                      (2,610)     (61,596)
                                           -----------



FOOD PRODUCTS (0.2%)
ConAgra Foods, Inc.                (2,163)     (52,929)
                                           -----------



HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
St. Jude Medical, Inc. (b)         (1,349)     (55,066)
                                           -----------



HEALTH CARE PROVIDERS & SERVICES (0.7%)
Quest Diagnostics, Inc.            (1,292)     (73,851)
VCA Antech, Inc. (b)               (2,846)     (80,997)
                                           -----------
                                              (154,848)
                                           -----------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Bally Technologies, Inc. (b)       (1,800)     (83,016)
Life Time Fitness, Inc. (b)        (1,674)     (61,536)
                                           -----------
                                              (144,552)
                                           -----------

HOUSEHOLD DURABLES (0.4%)
Toll Brothers, Inc. (b)            (3,845)     (86,782)
                                           -----------



INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
Ormat Technologies, Inc.           (2,843)     (90,578)
                                           -----------



INSURANCE (1.6%)
Brown & Brown, Inc.                (2,602)     (52,404)
Everest Re Group, Ltd.               (933)     (71,514)
Principal Financial Group,
  Inc.                             (1,928)     (56,336)
RLI Corp.                          (1,501)     (87,058)
XL Capital, Ltd. Class A           (3,932)     (69,990)
                                           -----------
                                              (337,302)
                                           -----------

INTERNET SOFTWARE & SERVICES (0.8%)
Equinix, Inc. (b)                    (765)     (76,997)
Sohu.com, Inc. (b)                 (1,858)     (89,463)
                                           -----------
                                              (166,460)
                                           -----------

LIFE SCIENCES TOOLS & SERVICES (0.3%)
Illumina, Inc. (b)                 (1,527)     (63,936)
                                           -----------



MACHINERY (1.0%)
Caterpillar, Inc.                  (1,254)     (85,385)
Pall Corp.                         (1,897)     (73,964)
Valmont Industries, Inc.             (619)     (51,556)
                                           -----------
                                              (210,905)
                                           -----------

MEDIA (0.6%)
CTC Media, Inc.                    (3,128)     (52,832)
DISH Network Corp. Class A         (3,098)     (68,621)
                                           -----------
                                              (121,453)
                                           -----------

METALS & MINING (0.9%)
Compass Minerals
  International, Inc.              (1,079)     (81,260)
Goldcorp, Inc.                     (2,728)    (117,931)
                                           -----------
                                              (199,191)
                                           -----------

MULTI-UTILITIES (0.2%)
Consolidated Edison, Inc.            (964)     (43,573)
                                           -----------



OIL, GAS & CONSUMABLE FUELS (1.0%)
BP PLC, Sponsored ADR (c)          (1,821)     (94,965)
Chesapeake Energy Corp.            (2,501)     (59,524)
Royal Dutch Shell PLC, ADR (c)       (925)     (56,129)
                                           -----------
                                              (210,618)
                                           -----------

PHARMACEUTICALS (0.9%)
GlaxoSmithKline PLC, Sponsored
  ADR (c)                          (1,609)     (59,999)
Novartis A.G., ADR (c)             (1,348)     (68,546)
Pfizer, Inc.                       (4,268)     (71,361)
                                           -----------
                                              (199,906)
                                           -----------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
St. Joe Co. (The) (b)              (3,452)    (114,054)
                                           -----------



SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
Novellus Systems, Inc. (b)         (3,546)     (92,905)
                                           -----------



SOFTWARE (1.3%)
Activision Blizzard, Inc.          (4,336)     (48,043)
FactSet Research Systems, Inc.     (1,025)     (77,100)


36    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES        VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)

SOFTWARE (CONTINUED)
SAP A.G., Sponsored ADR (c)        (2,019) $   (95,802)
Sourcefire, Inc. (b)               (2,909)     (65,074)
                                           -----------
                                              (286,019)
                                           -----------
Total Common Stocks Sold Short
  (Proceeds $4,401,875)                     (4,720,217)
                                           -----------


EXCHANGE TRADED FUND SOLD SHORT (0.8%) (D)
------------------------------------------------------

iShares Russell 2000 Index
  Fund                             (2,502)    (179,093)
                                           -----------
Total Exchange Traded Fund
  Sold Short
  (Proceeds $148,961)                         (179,093)
                                           -----------
Total Investments Sold Short
  (Proceeds $4,550,836)             (22.6)% (4,899,310)
                                           -----------
Total Investments,
  Net of Investments Sold
  Short
  (Cost $20,284,883)                100.7   21,741,870
Other Assets, Less Liabilities       (0.7)    (137,384)
                                 --------  -----------


Net Assets                          100.0% $21,604,486
                                 ========  ===========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  Security, or a portion thereof, is
     maintained in a segregated account at the Fund's custodian as collateral for securities sold short (See Note 2(I)).
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(e)  At April 30, 2010, cost is $26,458,341
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation          $ 2,319,509
Gross unrealized depreciation           (2,136,670)
                                       -----------
Net unrealized appreciation            $   182,839
                                       ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              37

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Investments in Securities (a)
  Common Stocks                                 $25,630,686     $     --      $     --  $25,630,686
  Exchange Traded Funds                             787,314           --            --      787,314
  Short-Term Investment
     Repurchase Agreement                                --      223,180            --      223,180
                                                -----------     --------      --------  -----------
Total Investments in Securities                 $26,418,000     $223,180           $--  $26,641,180
                                                ===========     ========      ========  ===========



(a) For detailed industry descriptions, see the Portfolio of Investments.

LIABILITY VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Investments Sold Short (a)
  Common Stocks Sold Short                      $(4,720,217)    $     --      $     --  $(4,720,217)
  Exchange Traded Funds Sold Short                 (179,093)          --            --     (179,093)
                                                -----------     --------      --------  -----------
Total Investments Sold Short                    $(4,899,310)         $--           $--  $(4,899,310)
                                                ===========     ========      ========  ===========



(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


38    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $24,835,719)       $26,641,180
Cash collateral on deposit at broker          788
Cash                                            7
Receivables:
  Fund shares sold                         34,500
  Dividends and interest                   21,897
Other assets                               32,248
                                      -----------
Total assets                           26,730,620
                                      -----------

LIABILITIES:
Investments sold short (proceeds
  $4,550,836)                           4,899,310
Payables:
  Investment securities purchased         118,283
  Broker fees and charges on short
     sales                                 42,807
  Professional fees                        22,452
  Shareholder communication                17,846
  Manager (See Note 3)                     11,432
  Dividends on investments sold
     short                                  5,840
  Transfer agent (See Note 3)               1,975
  Custodian                                 1,737
  Fund shares redeemed                      1,119
  Trustees                                    616
  NYLIFE Distributors (See Note 3)            244
Accrued expenses                            2,473
                                      -----------
Total liabilities                       5,126,134
                                      -----------
Net assets                            $21,604,486
                                      ===========

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                   $     2,706
Additional paid-in capital             23,014,826
                                      -----------
                                       23,017,532
Accumulated net investment loss          (147,582)
Accumulated net realized loss on
  investments, investments sold
  short and foreign currency
  transactions                         (2,722,451)
Net unrealized appreciation on
  investments                           1,805,461
Net unrealized depreciation on
  investments sold short                 (348,474)
                                      -----------
Net assets                            $21,604,486
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   112,991
                                      ===========
Shares of beneficial interest
  outstanding                              14,266
                                      ===========
Net asset value per share
  outstanding                         $      7.92
Maximum sales charge (5.50% of
  offering price)                            0.46
                                      -----------
Maximum offering price per share
  outstanding                         $      8.38
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $   354,399
                                      ===========
Shares of beneficial interest
  outstanding                              44,769
                                      ===========
Net asset value per share
  outstanding                         $      7.92
Maximum sales charge (5.50% of
  offering price)                            0.46
                                      -----------
Maximum offering price per share
  outstanding                         $      8.38
                                      ===========
CLASS C
Net assets applicable to outstanding
  shares                              $   257,243
                                      ===========
Shares of beneficial interest
  outstanding                              33,225
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.74
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $20,879,853
                                      ===========
Shares of beneficial interest
  outstanding                           2,614,205
                                      ===========
Net asset value and offering price
  per share outstanding               $      7.99
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              39

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $   298,171
  Interest                                     62
                                      -----------
     Total income                         298,233
                                      -----------
EXPENSES:
  Manager (See Note 3)                    199,014
  Broker fees and charges on short
     sales                                118,048
  Dividends on investments sold
     short                                 78,323
  Registration                             26,851
  Professional fees                        23,524
  Custodian                                 9,577
  Shareholder communication                 8,790
  Transfer agent (See Note 3)               5,724
  Distribution/Service--Investor
     Class (See Note 3)                       134
  Distribution/Service--Class A (See
     Note 3)                                  241
  Distribution/Service--Class C (See
     Note 3)                                  890
  Trustees                                  1,130
  Miscellaneous                             4,135
                                      -----------
     Total expenses before waiver         476,381
  Expense waiver from Manager (See
     Note 3)                              (30,566)
                                      -----------
     Net expenses                         445,815
                                      -----------
Net investment loss                      (147,582)
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                15,399,982
  Investments sold short               (3,544,258)
  Foreign currency transactions                 7
                                      -----------
Net realized gain on investments,
  investments sold short and foreign
  currency transactions                11,855,731
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          (8,635,526)
  Investments sold short                  797,800
                                      -----------
Net change in unrealized
  appreciation on investments and
  investments sold short               (7,837,726)
                                      -----------
Net realized and unrealized gain on
  investments, investments sold
  short and foreign currency
  transactions                          4,018,005
                                      -----------
Net increase in net assets resulting
  from operations                     $ 3,870,423
                                      ===========



(a) Dividends recorded net of foreign withholding taxes in the amount of $2,418.


40    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                       2010          2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss           $   (147,582) $    (56,166)
 Net realized gain (loss) on
  investments, investments
  sold short and foreign
  currency transactions          11,855,731    (3,013,267)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and
  investments sold short         (7,837,726)   17,908,553
                               --------------------------
 Net increase in net assets
  resulting from operations       3,870,423    14,839,120
                               --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                          1,552,332    42,156,937
 Cost of shares redeemed        (49,881,727)  (37,707,421)
                               --------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (48,329,395)    4,449,516
                               --------------------------
    Net increase (decrease)
     in net assets              (44,458,972)   19,288,636
NET ASSETS:
Beginning of period              66,063,458    46,774,822
                               --------------------------
End of period                  $ 21,604,486  $ 66,063,458
                               ==========================
Accumulate net investment
 loss at end of period         $   (147,582) $         --
                               ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              41

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED APRIL 30, 2010


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net increase in net assets
  resulting from operations          $  3,870,423
Adjustments to reconcile net
  increase in net assets resulting
  from operations to net cash used
  for operating activities:
  Investments purchased               (41,520,759)
  Investments sold                    101,230,271
  Purchases to cover securities
     sold short                       (30,282,436)
  Securities sold short                16,991,168
  Purchase of short term
     investments, net                   1,675,148
  Decrease in investment securities
     sold receivable                    2,134,542
  Decrease in dividends and
     interest receivable                   26,099
  Increase in other assets                (16,023)
  Decrease in investment securities
     purchased payable                 (1,704,541)
  Increase in broker fees and
     charges on short sales                42,807
  Decrease in dividends payable for
     securities sold short                (12,831)
  Decrease in professional fees
     payable                               (1,538)
  Decrease in custodian payable            (2,858)
  Increase in shareholder
     communication payable                    325
  Increase in due to trustees                 389
  Decrease in due to manager              (49,606)
  Decrease in due to transfer agent           (87)
  Increase in due to NYLIFE
     Distributors                              43
  Decrease in accrued expenses and
     other liabilities                       (891)
  Net change in unrealized
     (appreciation) depreciation on
     investments                        8,635,526
  Net realized gain from
     investments                      (15,399,982)
  Net change in unrealized
     appreciation on securities
     sold short                          (797,800)
  Net realized loss from securities
     sold short                         3,544,258
                                     ------------
Net cash provided by operating
  activities                           48,361,647
                                     ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold               1,518,968
Payment on shares redeemed            (49,880,608)
                                     ------------
Net cash used in financing
  activities                          (48,361,640)
                                     ------------

NET INCREASE IN CASH:                           7
Cash at beginning of period                    --
                                     ------------
Cash at end of period                $          7
                                     ============





42    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     INVESTOR CLASS                                     CLASS A
                                       -----------------------------------------    ----------------------------------------------
                                                                    FEBRUARY 28,                                         JUNE 29,
                                       SIX MONTHS                      2008**       SIX MONTHS                            2007**
                                          ENDED       YEAR ENDED       THROUGH         ENDED          YEAR ENDED         THROUGH
                                        APRIL 30,    OCTOBER 31,     OCTOBER 31,     APRIL 30,       OCTOBER 31,       OCTOBER 31,
                                          2010*          2009           2008           2010*       2009       2008         2007
Net asset value at beginning of
  period                                 $ 7.42         $ 6.69         $  9.68        $ 7.42      $ 6.68    $ 10.63       $10.00
                                         ------         ------         -------        ------      ------    -------       ------
Net investment loss (a)                   (0.04)         (0.02)          (0.07)        (0.04)      (0.00)++   (0.10)       (0.03)
Net realized and unrealized gain
  (loss) on investments                    0.54           0.75           (2.92)         0.54        0.74      (3.85)        0.66
                                         ------         ------         -------        ------      ------    -------       ------
Total from investment operations           0.50           0.73           (2.99)         0.50        0.74      (3.95)        0.63
                                         ------         ------         -------        ------      ------    -------       ------
Net asset value at end of period         $ 7.92         $ 7.42         $  6.69        $ 7.92      $ 7.42    $  6.68       $10.63
                                         ======         ======         =======        ======      ======    =======       ======
Total investment return (b)                6.74%(c)      10.91%         (30.89%)(c)     6.74%(c)   11.08%    (37.16%)       6.40%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                     (1.09%)++      (0.33%)         (1.20%)++     (1.03%)++   (0.06%)    (1.09%)      (0.91%)++
  Net expenses (excluding short
     sale expenses)                        1.60% ++       1.60%           1.60% ++      1.50% ++    1.50%      1.50%        1.50% ++
  Expenses (including short sales
     expenses, before waiver)              2.77% ++       2.58%           2.73% ++      2.61% ++    2.30%      2.77%        3.68% ++
  Short sale expenses                      0.96% ++       0.79%           0.69% ++      0.95% ++    0.79%      0.70%        0.47% ++
Portfolio turnover rate                      85%           203%            311%           85%        203%       311%         137%
Net assets at end of period (in
  000's)                                 $  113         $   93         $    60        $  354      $  166    $   239       $  477




                                                                     CLASS C
                                           ----------------------------------------------------------          CLASS I
                                                                                            JUNE 29,         ----------
                                           SIX MONTHS                                        2007**          SIX MONTHS
                                              ENDED                YEAR ENDED               THROUGH             ENDED
                                            APRIL 30,             OCTOBER 31,             OCTOBER 31,         APRIL 30,
                                              2010*           2009           2008             2007              2010*
Net asset value at beginning of
  period                                     $ 7.28          $ 6.61        $ 10.61           $10.00            $  7.47
                                             ------          ------        -------           ------            -------
Net investment loss (a)                       (0.07)          (0.06)         (0.17)           (0.05)             (0.03)
Net realized and unrealized gain
  (loss) on investments                        0.53            0.73          (3.83)            0.66               0.55
                                             ------          ------        -------           ------            -------
Total from investment operations               0.46            0.67          (4.00)            0.61               0.52
                                             ------          ------        -------           ------            -------
Net asset value at end of period             $ 7.74          $ 7.28        $  6.61           $10.61            $  7.99
                                             ======          ======        =======           ======            =======
Total investment return (b)                    6.32%(c)       10.14%(d)     (37.70%)           6.10%(c)           6.96%(c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                         (1.84%)++       (0.96%)        (1.88%)          (1.54%)++          (0.73%)++
  Net expenses (excluding short
     sale expenses)                            2.35% ++        2.35%          2.32%            2.25% ++           1.25% ++
  Expenses (including short sales
     expenses, before waiver)                  3.52% ++        3.32%          3.56%            4.43% ++           2.39% ++
  Short sale expenses                          0.95% ++        0.79%          0.69%            0.47% ++           0.99% ++
Portfolio turnover rate                          85%            203%           311%             137%                85%
Net assets at end of period (in
  000's)                                     $  257          $  172        $   165           $   71            $20,880
                                                            CLASS I
                                           -----------------------------------------
                                                                           JUNE 29,
                                                                            2007**
                                                 YEAR ENDED                THROUGH
                                                 OCTOBER 31,             OCTOBER 31,
                                             2009           2008             2007
Net asset value at beginning of
  period                                   $  6.71        $ 10.65          $ 10.00
                                           -------        -------          -------
Net investment loss (a)                      (0.01)         (0.07)           (0.02)
Net realized and unrealized gain
  (loss) on investments                       0.77          (3.87)            0.67
                                           -------        -------          -------
Total from investment operations              0.76          (3.94)            0.65
                                           -------        -------          -------
Net asset value at end of period           $  7.47        $  6.71          $ 10.65
                                           =======        =======          =======
Total investment return (b)                  11.33%(d)     (37.00%)           6.50%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                        (0.08%)        (0.73%)          (0.56%)++
  Net expenses (excluding short
     sale expenses)                           1.25%          1.25%            1.25% ++
  Expenses (including short sales
     expenses, before waiver)                 2.05%          2.28%            3.38% ++
  Short sale expenses                         0.79%          0.65%            0.47% ++
Portfolio turnover rate                        203%           311%             137%
Net assets at end of period (in
  000's)                                   $65,632        $46,311          $18,320



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              43

MAINSTAY 130/30 INTERNATIONAL FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (9/28/07)
--------------------------------------------------------
With sales charges         -3.64%    25.11%     -17.35%
Excluding sales charges     1.96     32.39      -15.53




(With sales charges)


(PERFORMANCE GRAPH)

                MAINSTAY 130/30     MSCI EAFE
              INTERNATIONAL FUND    (R) INDEX
              ------------------    ---------
9/28/07              9450             10000
4/30/08              8445              9436
4/30/09              4611              5401
4/30/10              6105              7260



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (9/28/07)
--------------------------------------------------------
With sales charges         -3.72%    25.46%     -17.33%
Excluding sales charges     1.89     32.77      -15.50




(With sales charges)


(PERFORMANCE GRAPH)

                            MAINSTAY 130/30    MSCI EAFE
                         INTERNATIONAL FUND    (R) INDEX
                         ------------------    ---------
9/28/07                       23625.00          25000.00
4/30/08                       21088.00          23589.00
4/30/09                       11505.00          13502.00
4/30/10                       15274.00          18151.00



CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (9/28/07)
--------------------------------------------------------
With sales charges          0.63%    30.55%     -16.24%
Excluding sales charges     1.63     31.55      -16.24




(With sales charges)


(PERFORMANCE GRAPH)

               MAINSTAY 130/30    MSCI EAFE
            INTERNATIONAL FUND    (R) INDEX
            ------------------    ---------
9/28/07          10000.00          10000.00
4/30/08           8887.00           9436.00
4/30/09           4804.00           5401.00
4/30/10           6320.00           7260.00








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividends and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


44    MainStay 130/30 International Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (9/28/07)
-----------------------------------------------
                   2.08%    32.89%     -15.33%





(PERFORMANCE GRAPH)

                MAINSTAY 130/30     MSCI EAFE(R)
              INTERNATIONAL FUND        INDEX
              ------------------    ------------
9/28/07            10000.00           10000.00
4/30/08             8939.00            9436.00
4/30/09             4892.00            5401.00
4/30/10             6501.00            7260.00




BENCHMARK PERFORMANCE                         SIX       ONE       SINCE
                                            MONTHS     YEAR     INCEPTION
MSCI EAFE Index(3)                           2.48%    34.43%     -11.66%
Average Lipper long/short equity fund(4)     6.45     22.52       -5.85






   differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper long/short equity fund is representative of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager's view of the market. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    45

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 INTERNATIONAL FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,019.60        $14.12         $1,010.80         $14.06
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,018.90        $13.37         $1,011.60         $13.32
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,016.30        $17.85         $1,007.10         $17.77
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,020.80        $12.33         $1,012.60         $12.28
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.82% for Investor Class, 2.67% for Class A, 3.57% for Class C and 2.46% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


46    MainStay 130/30 International Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   126.7
Short-Term Investment                             1.5
Exchange Traded Fund                              1.0
Preferred Stock                                   0.3
Convertible Preferred Stock                       0.2
Rights                                            0.0
Warrants                                          0.0
Other Liabilities in Excess of Cash and
  Other Assets                                   (0.2)
Investments Sold Short                          (29.5)





 See Portfolio of Investments beginning on page 50 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  iShares MSCI EAFE Index Fund
    2.  BP PLC
    3.  Nestle S.A. Registered
    4.  Vodafone Group PLC
    5.  BHP Billiton, Ltd.
    6.  Novartis A.G. Registered
    7.  Sanofi-Aventis
    8.  AstraZeneca PLC
    9.  BNP Paribas S.A.
   10.  ENI S.p.A.




TOP FIVE SHORT POSITIONS AS OF APRIL 30, 2010

    1.  DNO International ASA
    2.  Haseko Corp.
    3.  Point, Inc.
    4.  EBARA Corp.
    5.  SGL Carbon SE





                                                   mainstayinvestments.com    47

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER ANDREW VER PLANCK, CFA, OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY 130/30 INTERNATIONAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay 130/30 International Fund returned 1.96% for Investor Class shares, 1.89% for Class A shares and 1.63% for Class C shares for the six months ended April 30, 2010. Over the same period, Class I shares returned 2.08%. All share classes underperformed the 6.45% return of the average Lipper(1) long/short equity fund and the 2.48% return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the MSCI EAFE(R) Index)(2) for the six months ended April 30, 2010. The MSCI EAFE(R) Index is the Fund's broad-based securities market index. See page 44 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund underperformed the MSCI EAFE(R) Index during the reporting period. Exposure to Greece and Spain detracted from the Fund's results. The Fund initially held overweight positions in Greece, Spain and Portugal but moved to underweight positions in each of these countries as concerns increased about possible defaults of government-issued debt.

DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH INDUSTRY GROUPS WERE PARTICULARLY WEAK?

During the reporting period, the industry groups that made the strongest contributions to the Fund's performance relative to the MSCI EAFE(R) Index were capital goods, media and technology hardware & equipment. From an industry group perspective, the most significant detractors from the Fund's performance relative to the MSCI EAFE(R) Index were banks and utilities (both of which underperformed the Index) and retailing (which outperformed the Index). Although the Fund was, on average, overweight among retailers, poor stock selection caused the Fund's retail holdings to underperform industry-group-related stocks in the benchmark.

WHICH COUNTRIES WERE THE STRONGEST CON-TRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH COUNTRIES WERE PARTICULARLY WEAK?

The weakest-contributing countries included Australia (where poor stock selection caused the Fund to lag an otherwise outperforming country) and Spain and Greece (which significantly underperformed the Index). The strongest-contributing countries were Germany, Hong Kong and Italy, all of which outperformed the Index.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL FUND HOLDINGS WERE STRONG CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH HOLDINGS WERE WEAK?

On an absolute basis, the strongest contributors to the Fund's performance were long positions in Norwegian oil field service company Acergy S.A., Australian mining company BHP Billiton, Ltd., and British engineering solutions company IMI PLC. In addition, short positions in the Austrian biotechnology company Intercell A.G. and German pay-television provider Sky Deutschland A.G. contributed positively to performance.

The Fund's weakest-contributing long positions included National Bank of Greece S.A. and two Spanish commercial banks, Banco Santander S.A. and Banco Bilbao Vizcaya Argentaria S.A. Short positions in Australian mining companies Riversdale Mining LTD and Iluka Resources LTD detracted from performance.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

In February 2010, we initiated positions in Japanese capacitor manufacturer Nichicon and marine transport company Kawasaki Kisen Kaisha Ltd. We reduced the Fund's positions in National Bank of Greece and Banco Santander in early February 2010, in response to the escalating risk of default by Greece and the potential effects elsewhere in Europe. During the reporting period, we established short positions in German pay-television provider Sky Deutsch-land A.G. and Danish biotechnology company Genmab A/S.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund's weightings relative to the MSCI EAFE(R) Index increased in the industrials and consumer discretionary sectors. Over the same period, the Fund's weightings declined in the financials and consumer staples sectors.


1. See footnote on page 45 for more information on Lipper Inc.
2. See footnote on page 45 for more information on the MSCI EAFE(R) Index.

48    MainStay 130/30 International Fund

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2010, AND HOW DID THIS POSITIONING AFFECT THE FUND'S PERFORMANCE?

As of April 30, 2010, the Fund held overweight positions relative to the MSCI EAFE(R) Index in the materials and consumer discretionary sectors. These overweight positions contributed positively to the Fund's performance during the reporting period. As of the same date, the Fund was underweight in financials and utilities. This positioning improved the Fund's performance in April.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    49

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 128.0%+
-------------------------------------------------------

AUSTRALIA 12.5%
Ansell, Ltd. (Health Care
  Equipment & Supplies) (a)        55,473  $    651,873
Australia & New Zealand
  Banking Group, Ltd.
  (Commercial Banks) (a)           14,825       327,038
Beach Petroleum, Ltd. (Oil,
  Gas & Consumable Fuels)         251,945       180,211
BGP Holdings PLC
  (Diversified Financial
  Services) (b)                   106,339            10
V  BHP Billiton, Ltd.
  (Metals & Mining) (a)            59,196     2,162,576
BlueScope Steel, Ltd.
  (Metals & Mining) (c)             9,798        23,515
Brambles, Ltd. (Commercial
  Services & Supplies) (a)         47,277       314,807
Caltex Australia, Ltd. (Oil,
  Gas & Consumable Fuels)
  (a)                              75,107       798,124
Centennial Coal Co., Ltd.
  (Oil, Gas & Consumable
  Fuels) (a)                      175,331       679,791
Commonwealth Bank of
  Australia (Commercial
  Banks) (a)                       25,750     1,378,063
Computershare, Ltd. (IT
  Services) (a)                     1,539        16,697
Consolidated Media Holdings,
  Ltd. (Media) (a)                 55,420       160,374
Goodman Fielder, Ltd. (Food
  Products) (a)                   626,063       841,836
GWA International, Ltd.
  (Building Products)              23,721        69,732
Harvey Norman Holdings, Ltd.
  (Multiline Retail)              197,837       617,169
Independence Group NL
  (Metals & Mining)                19,188        80,891
Kingsgate Consolidated, Ltd.
  (Metals & Mining) (a)            91,133       717,736
Macquarie Airports
  (Transportation
  Infrastructure) (a)             321,385       920,529
Macquarie Group, Ltd.
  (Capital Markets) (a)            14,528       662,776
Macquarie Infrastructure
  Group (Transportation
  Infrastructure) (a)             807,490       839,168
Monadelphous Group, Ltd.
  (Construction &
  Engineering) (a)                 52,662       749,282
National Australia Bank,
  Ltd. (Commercial Banks)
  (a)                              43,013     1,099,342
OZ Minerals, Ltd. (Metals &
  Mining) (c)                      37,150        38,869
Rio Tinto, Ltd. (Metals &
  Mining) (a)                      15,407     1,002,324
Seven Group Holdings, Ltd.
  (Media)                          18,070       123,617
Sigma Pharmaceuticals, Ltd.
  (Health Care Providers &
  Services)                       194,717        80,186
Spotless Group, Ltd.
  (Commercial Services &
  Supplies) (a)                    76,557       199,663
TABCORP Holdings, Ltd.
  (Hotels, Restaurants &
  Leisure) (a)                     12,781        80,731
Telstra Corp, Ltd.
  (Diversified
  Telecommunication
  Services)                         9,537        27,917
Wesfarmers, Ltd. (Food &
  Staples Retailing)                1,759        47,099
Westpac Banking Corp.
  (Commercial Banks) (a)           15,535       386,087
                                           ------------
                                             15,278,033
                                           ------------

AUSTRIA 1.9%
Andritz A.G. (Machinery) (a)       11,965       738,619
OMV A.G. (Oil, Gas &
  Consumable Fuels) (a)            18,176       654,167
Strabag SE (Construction &
  Engineering) (a)                  5,624       148,429
Voestalpine A.G. (Metals &
  Mining) (a)                      19,620       740,695
Zumtobel A.G. (Electrical
  Equipment) (a)(c)                 1,046        22,736
                                           ------------
                                              2,304,646
                                           ------------

BELGIUM 0.9%
Bekaert S.A. (Electrical
  Equipment)                        1,847       328,730
D'ieteren S.A.
  (Distributors)                      350       164,523
Nyrstar (Metals & Mining)
  (a)(c)                           50,365       653,525
                                           ------------
                                              1,146,778
                                           ------------

BERMUDA 2.4%
Cosco International
  Holdings, Ltd.
  (Construction &
  Engineering)                    476,000       269,773
First Pacific Co., Ltd./Hong
  Kong (Diversified
  Financial Services)             196,000       132,278
GuocoLeisure, Ltd. (Hotels,
  Restaurants & Leisure)          224,000       104,328
Jardine Matheson Holdings,
  Ltd. (Industrial
  Conglomerates) (a)               16,000       584,276
Johnson Electric Holdings,
  Ltd. (Electrical
  Equipment) (c)                  600,500       341,129
Mongolia Energy Co., Ltd.
  (Oil, Gas & Consumable
  Fuels) (c)                       21,000         9,586
NWS Holdings, Ltd.
  (Industrial Conglomerates)
  (a)                             118,000       205,578
Skyworth Digital Holdings,
  Ltd. (Household Durables)        60,000        53,525
Texwinca Holdings, Ltd.
  (Textiles, Apparel &
  Luxury Goods) (a)               160,000       171,437


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

50    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

BERMUDA (CONTINUED)
VTech Holdings, Ltd.
  (Communications Equipment)
  (a)                              68,000  $    757,309
Yue Yuen Industrial
  Holdings, Ltd. (Textiles,
  Apparel & Luxury Goods)
  (a)                              73,500       255,178
                                           ------------
                                              2,884,397
                                           ------------

CAYMAN ISLANDS 1.6%
Chaoda Modern Agriculture
  Holdings, Ltd. (Food
  Products) (a)                    66,000        74,260
Ju Teng International
  Holdings, Ltd. (Electronic
  Equipment & Instruments)        160,000       146,741
Kingboard Chemical Holdings,
  Ltd. (Electronic Equipment
  & Instruments) (a)              114,000       615,716
Kingboard Laminates
  Holdings, Ltd. (Electronic
  Equipment & Instruments)
  (a)                             269,000       285,511
Lonking Holdings, Ltd.
  (Machinery)                     377,000       282,318
Minth Group, Ltd. (Auto
  Components) (a)                 106,000       149,364
Polytec Asset Holdings, Ltd.
  (Capital Markets)               485,000        94,216
Truly International Holdings
  (Electronic Equipment &
  Instruments) (a)                 96,000       177,219
XTEP International Holdings
  (Textiles, Apparel &
  Luxury Goods)                    94,500        71,811
                                           ------------
                                              1,897,156
                                           ------------

DENMARK 1.4%
Coloplast A/S (Health Care
  Equipment & Supplies) (a)         1,513       169,171
D/S Norden (Marine) (a)             6,018       274,080
Danisco A/S (Food Products)
  (a)                               7,275       524,713
East Asiatic Co., Ltd. A/S
  (Food Products)                     475        13,160
H Lundbeck A/S
  (Pharmaceuticals) (a)             7,987       130,781
Novo-Nordisk A/S Class B
  (Pharmaceuticals) (a)             7,138       583,013
                                           ------------
                                              1,694,918
                                           ------------

FINLAND 2.6%
Amer Sports Oyj (Leisure
  Equipment & Products)             2,942        34,909
Cargotec Oyj (Machinery) (a)       14,006       450,272
Cramo Oyj (Trading Companies
  & Distributors) (a)(c)            8,390       168,657
Metso Oyj (Machinery) (a)          14,516       560,251
Nokia Oyj (Communications
  Equipment) (a)(c)                91,113     1,108,864
Wartsila Oyj (Machinery) (a)        2,118       108,740
YIT Oyj (Construction &
  Engineering) (a)                 31,812       677,376
                                           ------------
                                              3,109,069
                                           ------------

FRANCE 11.5%
Arkema S.A. (Chemicals)             7,195       302,686
V  BNP Paribas S.A.
  (Commercial Banks) (a)           24,231     1,665,424
Bouygues S.A. (Construction
  & Engineering) (a)(c)             8,571       426,978
Bull S.A. (Computers &
  Peripherals) (c)                  2,426        11,305
CNP Assurances (Insurance)
  (a)(c)                            4,931       412,878
Compagnie Generale des
  Etablissements Michelin
  (Auto Components)                 2,385       172,565
Credit Agricole S.A.
  (Commercial Banks) (a)           54,716       780,547
France Telecom S.A.
  (Diversified
  Telecommunication
  Services) (a)                    22,867       501,252
Havas S.A. (Media) (a)            139,104       744,620
Legrand S.A. (Electrical
  Equipment) (a)                   31,553     1,023,580
Nexity (Household Durables)
  (a)                               6,627       242,631
Peugeot S.A. (Automobiles)
  (a)(c)                           21,381       637,548
Rallye S.A. (Food & Staples
  Retailing) (a)                   10,929       403,420
Renault S.A. (Automobiles)
  (a)(c)                           11,895       559,234
Safran S.A. (Aerospace &
  Defense)                         15,394       393,928
V  Sanofi-Aventis
  (Pharmaceuticals) (a)(c)         26,017     1,781,472
SEB S.A. (Household
  Durables) (a)                     8,619       652,391
Total S.A. (Oil, Gas &
  Consumable Fuels) (a)            26,163     1,417,693
Valeo S.A. (Auto Components)
  (a)(c)                           11,499       384,215
Vinci S.A. (Construction &
  Engineering) (a)                  8,988       503,375
Vivendi S.A. (Media) (a)           39,590     1,041,994
                                           ------------
                                             14,059,736
                                           ------------

GERMANY 10.6%
Aareal Bank A.G. (Thrifts &
  Mortgage Finance) (a)(c)         14,776       324,662
Allianz SE (Insurance)
  (a)(c)                           11,301     1,297,374
Asian Bamboo A.G. (Food
  Products) (a)                     4,744       222,295
Aurubis A.G. (Metals &
  Mining) (a)                      13,588       685,152
BASF A.G. (Chemicals) (a)          25,712     1,503,392
Bayer A.G. (Pharmaceuticals)
  (a)                               2,668       170,699
Bechtle A.G. (IT Services)          1,180        35,033
Bijou Brigitte A.G.
  (Textiles, Apparel &
  Luxury Goods) (a)                   532        92,915
Bilfinger Berger A.G.
  (Construction &
  Engineering) (a)                 10,270       683,111
CTS Eventim A.G. (Media)              636        33,561
Deutsche Bank A.G. (Capital
  Markets) (a)                     20,193     1,395,503
E.ON A.G. (Electric
  Utilities) (a)                   14,481       534,744
Hannover Rueckversicherung
  A.G. (Insurance) (a)(c)          18,241       856,523
Infineon Technologies A.G.
  (Semiconductors &
  Semiconductor Equipment)
  (a)(c)                           70,612       500,813


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              51


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

GERMANY (CONTINUED)
Kloeckner & Co. SE (Trading
  Companies & Distributors)
  (a)(c)                           20,228  $    539,149
Lanxess A.G. (Chemicals) (a)       15,781       748,815
MTU Aero Engines Holding
  A.G. (Aerospace & Defense)
  (a)                              12,739       703,652
Muenchener
  Rueckversicherungs-
  Gesellschaft A.G.
  Registered (Insurance) (a)        5,486       775,300
Praktiker Bau-und
  Heimwerkermaerkte Holding
  A.G. (Specialty Retail)
  (a)                              27,006       275,245
RWE A.G. (Multi-Utilities)
  (a)                               2,902       237,464
Siemens A.G. (Industrial
  Conglomerates) (a)               12,863     1,271,671
Wincor Nixdorf A.G.
  (Computers & Peripherals)
  (a)                                 513        34,881
                                           ------------
                                             12,921,954
                                           ------------

GREECE 0.0%++
Motor Oil Hellas Corinth
  Refineries S.A. (Oil, Gas
  & Consumable Fuels)               4,555        55,427
                                           ------------


HONG KONG 1.8%
BOC Hong Kong Holdings, Ltd.
  (Commercial Banks) (a)           80,500       194,745
China Pharmaceutical Group,
  Ltd. (Pharmaceuticals)          480,000       349,549
CNOOC, Ltd. (Oil, Gas &
  Consumable Fuels) (a)           422,000       744,759
Comba Telecom Systems
  Holdings, Ltd.
  (Communications Equipment)
  (a)                             330,000       467,124
Dah Chong Hong Holdings,
  Ltd. (Distributors)              90,000        58,789
Hutchison Whampoa, Ltd.
  (Industrial Conglomerates)
  (a)                              13,000        89,077
Industrial and Commercial
  Bank of China Asia, Ltd.
  (Commercial Banks) (a)           50,000       125,208
Shougang Concord
  International Enterprises
  Co., Ltd. (Metals &
  Mining)                         624,000       112,714
Tianjin Development Holdings
  (Industrial Conglomerates)      118,000        74,114
                                           ------------
                                              2,216,079
                                           ------------

ITALY 4.0%
Amplifon S.p.A. (Health Care
  Providers & Services) (c)        29,751       155,782
Autostrada Torino-Milano
  S.p.A. (Transportation
  Infrastructure)                  11,964       168,001
Danieli & C Officine
  Meccaniche S.p.A.
  (Machinery) (a)                  15,260       388,299
Enel S.p.A. (Electric
  Utilities) (a)                  192,004     1,001,364
V  ENI S.p.A. (Oil, Gas &
  Consumable Fuels) (a)            72,486     1,624,949
Indesit Co. S.p.A.
  (Household Durables)
  (a)(c)                           35,909       486,356
MediaSet S.p.A. (Media) (a)        92,653       735,835
Piaggio & C S.p.A.
  (Automobiles)                    27,332        85,723
Prysmian S.p.A. (Electrical
  Equipment) (a)                   10,558       189,685
Societa Iniziative
  Autostradali e Servizi
  S.p.A. (Transportation
  Infrastructure) (a)               8,467        77,880
                                           ------------
                                              4,913,874
                                           ------------

JAPAN 30.9%
Acom Co., Ltd. (Consumer
  Finance) (a)                     30,140       475,247
Aichi Steel Corp. (Metals &
  Mining)                          14,000        61,006
Aisin Seiki Co., Ltd. (Auto
  Components) (a)                  10,300       310,204
Alps Electric Co., Ltd.
  (Electronic Equipment &
  Instruments) (a)(c)              85,900       627,921
AOYAMA TRADING Co., Ltd.
  (Specialty Retail)               10,300       179,612
Asahi Diamond Industrial
  Co., Ltd. (Machinery)            22,000       227,263
Astellas Pharma, Inc.
  (Pharmaceuticals) (a)            15,000       526,421
Bank of Okinawa, Ltd. (The)
  (Commercial Banks)                1,200        49,369
Canon, Inc. (Office
  Electronics) (a)                  4,500       205,447
Cawachi, Ltd. (Food &
  Staples Retailing)                1,800        36,645
Citizen Holdings Co., Ltd.
  (Electronic Equipment &
  Instruments) (a)                 64,900       449,135
Dai-ichi Life Insurance Co.,
  Ltd. (The) (Insurance)               95       162,320
Daifuku Co., Ltd.
  (Machinery)                      18,500       138,683
Daiichikosho Co., Ltd.
  (Media) (a)                      18,900       251,094
Dydo Drinco, Inc. (Food
  Products)                         1,900        70,642
EDION Corp. (Specialty
  Retail) (a)                      73,000       744,868
Fuji Machine Manufacturing
  Co., Ltd. (Machinery) (a)           800        13,574
FUJIFILM Holdings Corp.
  (Electronic Equipment &
  Instruments) (a)                 12,600       432,548
Fujikura, Ltd. (Electrical
  Equipment) (a)                  117,000       625,119
Furukawa-Sky Aluminum Corp.
  (Metals & Mining) (a)            64,000       150,337
Fuyo General Lease Co., Ltd.
  (Diversified Financial
  Services)                         5,000       143,996
Geo Corp. (Specialty Retail)          125       135,996
Hanwa Co., Ltd. (Trading
  Companies & Distributors)
  (a)                              89,000       381,142
Hino Motors, Ltd.
  (Machinery) (a)                  12,000        60,168
Hitachi Kokusai Electric,
  Inc. (Communications
  Equipment) (a)                   14,000       146,588


52    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
Hitachi, Ltd. (Electronic
  Equipment & Instruments)
  (a)(c)                           56,000  $    245,753
Honda Motor Co., Ltd.
  (Automobiles) (a)                39,100     1,321,200
IBJ Leasing Co., Ltd.
  (Diversified Financial
  Services)                         1,500        30,888
Idemitsu Kosan Co., Ltd.
  (Oil, Gas & Consumable
  Fuels) (a)                       12,100     1,008,480
INPEX Corp. (Oil, Gas &
  Consumable Fuels) (a)                66       466,556
Itochu Corp. (Trading
  Companies & Distributors)        21,500       186,995
Japan Petroleum Exploration
  Co. (Oil, Gas & Consumable
  Fuels) (a)                        3,200       163,885
JTEKT Corp. (Machinery) (a)        20,300       234,141
Jupiter Telecommunications
  Co., Ltd. (Media)                   278       280,593
JX Holdings, Inc. (Oil, Gas
  & Consumable Fuels) (a)(c)       26,730       149,109
Kansai Electric Power Co.,
  Inc. (The) (Electric
  Utilities) (a)                    3,100        68,963
Kanto Auto Works, Ltd. (Auto
  Components)                       9,800        80,033
Kawasaki Kisen Kaisha, Ltd.
  (Marine) (a)(c)                 250,000     1,072,276
Kayaba Industry Co., Ltd.
  (Auto Components) (a)(c)         60,000       227,717
KDDI Corp. (Wireless
  Telecommunication
  Services) (a)                       235     1,139,340
Makino Milling Machine Co.,
  Ltd. (Machinery) (a)(c)         105,000       719,582
Marubeni Corp. (Trading
  Companies & Distributors)
  (a)                             142,000       841,300
Marui Group Co., Ltd.
  (Multiline Retail) (a)           37,100       293,532
Matsuda Sangyo Co., Ltd.
  (Commercial Services &
  Supplies)                         2,200        39,324
Melco Holdings, Inc.
  (Computers & Peripherals)
  (a)                               5,300       147,294
Mitsubishi Chemical Holdings
  Corp. (Chemicals)                76,000       405,460
Mitsubishi UFJ Financial
  Group, Inc. (Commercial
  Banks) (a)                       39,800       207,076
MITSUI & Co., Ltd. (Trading
  Companies & Distributors)
  (a)                              80,300     1,211,662
Mitsui Chemicals, Inc.
  (Chemicals) (a)                 167,000       552,766
Nichicon Corp. (Electronic
  Equipment & Instruments)
  (a)                              60,000       805,142
Nippon Chemi-Con Corp.
  (Electronic Equipment &
  Instruments) (c)                 82,000       337,645
Nippon Electric Glass Co.,
  Ltd. (Electronic Equipment
  & Instruments) (a)               21,000       320,416
Nippon Light Metal Co., Ltd.
  (Metals & Mining) (a)(c)        446,000       650,361
Nippon Soda Co., Ltd.
  (Chemicals) (a)                  20,000        89,712
Nippon Synthetic Chemical
  Industry Co., Ltd. (The)
  (Chemicals)                       5,000        35,212
Nippon Telegraph & Telephone
  Corp. (Diversified
  Telecommunication
  Services) (a)                    29,800     1,209,613
Nishi-Nippon City Bank, Ltd.
  (The) (Commercial Banks)
  (a)                             108,000       310,900
Nissan Motor Co., Ltd.
  (Automobiles) (a)(c)            146,100     1,279,662
Nissan Shatai Co., Ltd.
  (Auto Components) (a)            19,000       142,806
Nisshin Oillio Group, Ltd.
  (The) (Food Products) (a)       106,000       557,873
Nisshinbo Holdings, Inc.
  (Textiles, Apparel &
  Luxury Goods) (a)               100,000     1,065,832
NKSJ Holdings, Inc.
  (Insurance) (c)                  17,000       123,426
NOF Corp. (Chemicals) (a)           5,000        19,502
NTT DoCoMo, Inc. (Wireless
  Telecommunication
  Services) (a)                       589       916,181
Oiles Corp. (Machinery)             3,300        54,120
Okinawa Electric Power Co.,
  Inc. (The) (Electric
  Utilities) (a)                    5,300       299,313
Omron Corp. (Electronic
  Equipment & Instruments)
  (a)                              29,600       689,190
Pacific Golf Group
  International Holdings KK
  (Hotels, Restaurants &
  Leisure)                             96        68,133
Ricoh Leasing Co., Ltd.
  (Diversified Financial
  Services)                         5,600       141,609
San-In Godo Bank, Ltd. (The)
  (Commercial Banks) (a)           11,000        84,479
Seino Holdings Corp. (Road &
  Rail) (a)                        11,000        79,307
SHIMACHU Co., Ltd.
  (Specialty Retail) (a)           25,000       519,051
Sony Corp. (Household
  Durables) (a)                    39,500     1,350,307
Sumitomo Corp. (Trading
  Companies & Distributors)
  (a)                              14,000       169,426
Sumitomo Electric
  Industries, Ltd.
  (Electrical Equipment) (a)       12,800       158,042
Sumitomo Metal Mining Co,
  Ltd. (Metals & Mining) (a)       28,000       414,931
Takeda Pharmaceutical Co.,
  Ltd. (Pharmaceuticals) (a)       23,500     1,011,343
Takefuji Corp. (Consumer
  Finance) (a)                    173,260       694,711
Toagosei Co., Ltd.
  (Chemicals) (a)                 110,000       504,889
Toho Zinc Co., Ltd. (Metals
  & Mining) (a)                    71,000       331,929


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              53


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
Tokai Rika Co., Ltd. (Auto
  Components) (a)                   5,900  $    126,423
Tokai Rubber Industries,
  Inc. (Auto Components)           15,200       186,802
Tokai Tokyo Securities Co.,
  Ltd. (Capital Markets) (a)       88,000       341,321
Tokio Marine Holdings, Inc.
  (Insurance) (a)                  31,700       944,111
Tokyo Gas Co., Ltd. (Gas
  Utilities) (a)                   29,000       123,035
Tokyo Steel Manufacturing
  Co., Ltd. (Metals &
  Mining) (a)                      55,800       750,740
Toyo Ink Manufacturing Co.,
  Ltd. (Chemicals) (a)            114,000       481,845
Toyota Motor Corp.
  (Automobiles) (a)                34,500     1,332,393
Toyota Tsusho Corp. (Trading
  Companies & Distributors)
  (a)                              54,100       810,449
Unipres Corp. (Auto
  Components)                       1,400        20,462
Yamaguchi Financial Group,
  Inc. (Commercial Banks)
  (a)                              18,000       180,200
Yodogawa Steel Works, Ltd.
  (Metals & Mining) (a)            52,000       229,894
                                           ------------
                                             37,662,008
                                           ------------

NETHERLANDS 3.1%
BinckBank N.V. (Capital
  Markets) (a)                     13,039       182,156
Brit Insurance Holdings N.V.
  (Insurance) (a)                   7,555        92,146
Heineken Holding N.V.
  (Beverages) (a)                  15,716       644,015
Koninklijke Ahold N.V. (Food
  & Staples Retailing) (a)          6,497        89,203
Koninklijke DSM N.V.
  (Chemicals) (a)                   6,544       291,730
Koninklijke Philips
  Electronics N.V.
  (Industrial Conglomerates)
  (a)                              39,748     1,343,154
STMicroelectronics N.V.
  (Semiconductors &
  Semiconductor Equipment)
  (c)                              29,033       271,579
Unilever N.V. (Food
  Products)                         1,529        46,550
Unilever N.V., CVA (Food
  Products) (a)                    28,195       861,663
                                           ------------
                                              3,822,196
                                           ------------

NORWAY 2.6%
Aker Solutions ASA (Energy
  Equipment & Services) (a)        44,992       752,622
Atea ASA (IT Services) (a)         29,252       240,188
Austevoll Seafood A.S.A.
  (Food Products) (c)              17,221       137,816
Cermaq ASA (Food Products)
  (c)                               9,726       108,956
DnB NOR ASA (Commercial
  Banks) (a)                       25,200       296,536
Sparebank 1 SR Bank
  (Commercial Banks)                5,000        45,771
StatoilHydro ASA (Oil, Gas &
  Consumable Fuels) (a)            38,450       928,187
TGS Nopec Geophysical Co.
  ASA (Energy Equipment &
  Services) (a)(c)                 34,111       654,637
                                           ------------
                                              3,164,713
                                           ------------

SINGAPORE 0.8%
Hong Leong Asia, Ltd.
  (Industrial Conglomerates)
  (a)                             115,000       397,620
SembCorp Industries, Ltd.
  (Industrial Conglomerates)
  (a)                              35,000       106,469
Venture Corp., Ltd.
  (Electronic Equipment &
  Instruments) (a)(c)              67,000       479,421
                                           ------------
                                                983,510
                                           ------------

SPAIN 4.1%
Almirall S.A.
  (Pharmaceuticals) (a)               944        10,189
Banco Bilbao Vizcaya
  Argentaria S.A.
  (Commercial Banks) (a)          107,990     1,414,024
Banco Popular Espanol S.A.
  (Commercial Banks) (a)            3,958        27,967
Banco Santander S.A.
  (Commercial Banks) (a)           91,540     1,150,064
Endesa S.A. (Electric
  Utilities) (a)                   23,384       664,429
Promotora de Informaciones
  S.A. (Media) (a)(c)             131,100       548,888
Repsol YPF, S.A. (Oil, Gas &
  Consumable Fuels) (a)             3,213        75,414
Telefonica S.A. (Diversified
  Telecommunication
  Services) (a)                    47,886     1,075,366
                                           ------------
                                              4,966,341
                                           ------------

SWEDEN 3.5%
Atlas Copco AB (a)                 59,176       923,149
Betsson AB (Hotels,
  Restaurants & Leisure)
  (a)(c)                            9,793       159,405
Billerud AB (Paper & Forest
  Products) (a)(c)                 42,935       335,254
Boliden AB (Metals & Mining)
  (a)                              48,666       676,038
Cardo AB (Machinery) (a)            2,211        70,813
Electrolux AB (Household
  Durables) (a)                    15,453       399,472
Hoganas AB (Metals & Mining)
  (a)                               7,220       216,030
KappAhl Holding AB
  (Specialty Retail) (a)           63,145       569,402
Securitas AB (Commercial
  Services & Supplies) (a)         32,577       344,679
Svenska Handelsbanken Class
  A (Commercial Banks) (a)         18,619       524,910
                                           ------------
                                              4,219,152
                                           ------------

SWITZERLAND 8.7%
Clariant A.G. (Chemicals)
  (a)(c)                           28,933       399,344
EMS-Chemie Holding A.G.
  (Chemicals)                         434        60,494
GAM Holding, Ltd. (Capital
  Markets) (a)(c)                  56,651       704,346
Helvetia Holding A.G.
  (Insurance) (a)                     648       196,928


54    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

SWITZERLAND (CONTINUED)
V  Nestle S.A. Registered
  (Food Products) (a)              55,176  $  2,692,837
V  Novartis A.G. Registered
  (Pharmaceuticals) (a)            38,043     1,941,000
Roche Holding A.G.,
  Genusscheine
  (Pharmaceuticals) (a)             9,860     1,557,220
Sulzer A.G. (Machinery) (a)         7,070       701,936
Swiss Life Holding
  (Insurance) (a)(c)                7,913       963,399
Valora Holding A.G.
  (Specialty Retail)                  321        80,794
Zurich Financial Services
  A.G. (Insurance) (a)              5,910     1,317,663
                                           ------------
                                             10,615,961
                                           ------------

UNITED KINGDOM 23.1%
Anglo American PLC (Metals &
  Mining) (a)(c)                   30,965     1,326,196
Antofagasta PLC (Metals &
  Mining) (a)                      16,991       259,091
V  AstraZeneca PLC
  (Pharmaceuticals) (a)            38,993     1,724,073
Aviva PLC (Insurance) (a)          42,262       223,648
Barclays PLC (Commercial
  Banks) (a)                      307,883     1,576,365
BBA Aviation PLC
  (Transportation
  Infrastructure) (a)              98,394       311,697
Beazley PLC (Insurance) (a)        85,962       149,806
BHP Billiton PLC (Metals &
  Mining) (a)                      26,032       799,767
Bodycote PLC (Machinery)           28,846        98,511
V  BP PLC (Oil, Gas &
  Consumable Fuels) (a)           321,739     2,802,868
British American Tobacco PLC
  (Tobacco) (a)                    41,608     1,306,827
Britvic PLC (Beverages) (a)        73,084       537,342
Cable & Wireless Worldwide
  PLC (Diversified
  Telecommunication
  Services) (c)                    30,589        40,438
Close Brothers Group PLC
  (Capital Markets) (a)             2,329        25,960
Dairy Crest Group PLC (Food
  Products) (a)                    63,407       348,421
Dialog Semiconductor PLC
  (Semiconductors &
  Semiconductor Equipment)
  (a)(c)                           45,858       676,455
Dimension Data Holdings PLC
  (IT Services) (a)               200,067       279,201
DS Smith PLC (Containers &
  Packaging) (a)                  120,456       248,749
Enterprise Inns PLC (Hotels,
  Restaurants & Leisure) (c)      123,524       240,925
Filtrona PLC (Chemicals)           15,279        53,626
Game Group PLC (Specialty
  Retail)                         116,710       169,754
GlaxoSmithKline PLC
  (Pharmaceuticals) (a)            87,028     1,611,749
Halfords Group PLC
  (Specialty Retail)               32,381       250,066
HSBC Holdings PLC
  (Commercial Banks) (a)          132,630     1,351,155
IMI PLC (Machinery) (a)            73,742       795,482
International Personal
  Finance PLC (Consumer
  Finance)                         29,232       120,524
JKX Oil & Gas PLC (Oil, Gas
  & Consumable Fuels)              19,182        76,779
Legal & General Group PLC
  (Insurance)                      57,470        74,439
Melrose PLC (Machinery) (a)        29,343       106,679
Micro Focus International
  PLC (Software) (a)               25,523       204,937
Morgan Crucible Co. PLC
  (Machinery) (a)                  79,163       258,144
Next PLC (Multiline Retail)
  (a)                              12,784       448,487
Paragon Group of Cos. PLC
  (Thrifts & Mortgage
  Finance) (a)                     67,534       169,111
Persimmon PLC (Household
  Durables) (a)(c)                 97,079       706,569
Rio Tinto PLC (Metals &
  Mining) (a)                       7,531       379,897
Royal Dutch Shell PLC Class
  A (Oil, Gas & Consumable
  Fuels) (a)                       37,049     1,159,200
Royal Dutch Shell PLC Class
  B (Oil, Gas & Consumable
  Fuels) (a)                       49,884     1,505,294
Senior PLC (Machinery) (a)         92,174       163,505
Standard Chartered PLC
  (Commercial Banks) (a)            3,071        81,860
Tate & Lyle PLC (Food
  Products) (a)                    80,673       563,363
Tesco PLC (Food & Staples
  Retailing) (a)                   30,741       204,493
Trinity Mirror PLC (Media)
  (a)(c)                          129,497       312,021
Tullett Prebon PLC (Capital
  Markets) (a)                    134,693       721,419
Vedanta Resources PLC
  (Metals & Mining)                 1,251        48,207
V  Vodafone Group PLC
  (Wireless
  Telecommunication
  Services) (a)                 1,056,324     2,348,213
Weir Group PLC (The)
  (Machinery)                      23,593       353,714
WH Smith PLC (Specialty
  Retail) (a)                      47,661       365,932
Xstrata PLC (Metals &
  Mining) (a)                      36,333       601,667
                                           ------------
                                             28,182,626
                                           ------------
Total Common Stocks
  (Cost $145,846,978)                       156,098,574
                                           ------------


CONVERTIBLE PREFERRED STOCK 0.0%++
-------------------------------------------------------

GERMANY 0.0%++
KSB A.G.
  2.73% (Machinery)                    69        44,589
                                           ------------
Total Convertible Preferred
  Stock
  (Cost $42,254)                                 44,589
                                           ------------


EXCHANGE TRADED FUND 2.4% (D)
-------------------------------------------------------

UNITED STATES 2.4%
V  iShares MSCI EAFE Index
  Fund (Capital Markets) (a)       52,723     2,869,713
                                           ------------
Total Exchange Traded Fund
  (Cost $2,943,931)                           2,869,713
                                           ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              55


                                   SHARES         VALUE

UNAFFILIATED INVESTMENT COMPANY 0.2%
-------------------------------------------------------

AUSTRALIA 0.2%
Australian Infrastructure
  Fund (Transportation
  Infrastructure) (a)             156,902  $    284,008
                                           ------------
Total Unaffiliated
  Investment Company
  (Cost $283,124)                               284,008
                                           ------------


                                NUMBER OF
                                 WARRANTS

WARRANTS 0.0%++
-------------------------------------------------------

AUSTRALIA 0.0%++
Beach Petroleum, Ltd.
  Strike Price A$2.00
  Expires 6/30/10 (Oil, Gas
  & Consumable Fuels) (c)           3,503             3
                                           ------------


CAYMAN ISLANDS 0.0%++
Kingboard Chemicals Holdings
  Strike Price HK$40.00
  Expires 10/31/12
  (Electronic Equipment &
  Instruments) (c)(e)              11,400        28,197
                                           ------------
Total Warrants
  (Cost $0)                                      28,200
                                           ------------


                                PRINCIPAL
                                   AMOUNT         VALUE
SHORT-TERM INVESTMENT 1.6%
-------------------------------------------------------

REPURCHASE AGREEMENT 1.6%
UNITED STATES 1.6%

State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $1,924,202
  (Collateralized by a
  United States Treasury
  Bill with a rate of 0.135%
  and a maturity date of
  5/27/10, with a Principal
  Amount of $1,965,000 and a
  Market Value of
  $1,964,804)
  (Capital Markets)           $ 1,924,200     1,924,200
                                           ------------
Total Short-Term Investment
  (Cost $1,924,200)                           1,924,200
                                           ------------
Total Investments,
  Before Investments Sold
  Short
  (Cost $151,040,487) (f)           132.2%  161,249,284
                                           ------------



                                   SHARES         VALUE

INVESTMENTS SOLD SHORT (32.0%)
COMMON STOCKS SOLD SHORT (32.0%)
-------------------------------------------------------

AUSTRALIA (5.7%)
Andean Resources, Ltd.
  (Metals & Mining) (c)           (28,955) $    (85,105)
Atlas Iron, Ltd. (Metals &
  Mining) (c)                      (3,282)       (7,449)
Ausenco, Ltd. (Construction
  & Engineering)                  (29,722)     (132,468)
Austar United
  Communications, Ltd.
  (Media) (c)                    (263,418)     (282,124)
Boart Longyear Group
  (Construction &
  Engineering) (c)             (2,285,279)     (682,779)
Crane Group, Ltd. (Building
  Products)                       (59,782)     (495,316)
Cudeco, Ltd. (Metals &
  Mining) (c)                     (22,990)      (93,184)
Eastern Star Gas, Ltd. (Oil,
  Gas & Consumable Fuels)
  (c)                            (346,251)     (287,658)
Elders, Ltd. (Food Products)
  (c)                            (243,627)     (266,457)
Gindalbie Metals, Ltd.
  (Metals & Mining) (c)           (90,218)      (95,894)
GrainCorp, Ltd. (Food
  Products)                       (23,035)     (121,508)
Gunns, Ltd. (Paper & Forest
  Products)                       (48,188)      (23,258)
Iluka Resources, Ltd.
  (Metals & Mining) (c)          (137,897)     (591,605)
iSOFT Group, Ltd. (Health
  Care Technology)                (87,382)      (43,812)
Karoon Gas Australia, Ltd.
  (Oil, Gas & Consumable
  Fuels) (c)                     (107,537)     (742,685)
Linc Energy, Ltd. (Oil, Gas
  & Consumable Fuels) (c)        (125,228)     (175,809)
Lynas Corp, Ltd. (Metals &
  Mining) (c)                    (858,970)     (418,447)
Medusa Mining, Ltd. (Metals
  & Mining) (c)                   (71,557)     (310,890)
Murchison Metals, Ltd.
  (Metals & Mining) (c)           (21,152)      (43,544)
Pacific Brands, Ltd.
  (Distributors) (c)             (446,562)     (486,193)
Pharmaxis, Ltd.
  (Pharmaceuticals) (c)           (18,189)      (51,575)
Riversdale Mining, Ltd.
  (Oil, Gas & Consumable
  Fuels) (c)                      (84,541)     (705,290)
Transfield Services, Ltd.
  (Commercial Services &
  Supplies)                       (59,668)     (216,519)
Transpacific Industries
  Group, Ltd. (Commercial
  Services & Supplies) (c)       (160,205)     (186,028)
Virgin Blue Holdings, Ltd.
  (Airlines) (c)                 (658,097)     (357,171)
                                           ------------
                                             (6,902,768)
                                           ------------

AUSTRIA (1.1%)
Intercell A.G.
  (Biotechnology) (c)             (25,509)     (678,773)
RHI A.G. (Construction
  Materials) (c)                  (11,847)     (398,331)
Schoeller-Bleckmann Oilfield
  Equipment A.G. (Energy
  Equipment & Services)            (4,153)     (218,971)
                                           ------------
                                             (1,296,075)
                                           ------------



56    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)

BELGIUM (0.4%)
Hansen Transmissions
  International N.V.
  (Machinery) (c)                (128,180) $   (195,880)
RHJ International
  (Diversified Financial
  Services) (c)                   (13,802)     (117,682)
Tessenderlo Chemie N.V.
  (Chemicals)                      (4,358)     (139,539)
                                           ------------
                                               (453,101)
                                           ------------

BERMUDA (0.4%)
Ports Design, Ltd.
  (Textiles, Apparel &
  Luxury Goods)                  (223,500)     (549,733)
                                           ------------



CAYMAN ISLANDS (0.6%)
China Mengniu Dairy Co.,
  Ltd. (Food Products) (c)       (150,000)     (447,359)
China State Construction
  International Holdings,
  Ltd. (Construction &
  Engineering)                   (202,000)      (69,732)
Wasion Group Holdings, Ltd.
  (Electronic Equipment &
  Instruments)                   (244,000)     (161,301)
                                           ------------
                                               (678,392)
                                           ------------

DENMARK (0.6%)
ALK-Abello A/S
  (Pharmaceuticals)                (2,977)     (229,090)
Genmab A/S (Biotechnology)
  (c)                             (43,314)     (477,293)
                                           ------------
                                               (706,383)
                                           ------------

FINLAND (0.6%)
F-Secure Oyj (Software)           (13,466)      (41,745)
Kemira Oyj (Chemicals) (c)        (22,662)     (279,182)
Poyry Oyj (Professional
  Services)                        (1,423)      (19,757)
Ramirent Oyj (Trading
  Companies & Distributors)       (16,294)     (188,690)
Ruukki Group Oyj (Industrial
  Conglomerates) (c)              (59,559)     (143,665)
Talvivaara Mining Co. PLC
  (Metals & Mining) (c)            (3,562)      (24,857)
                                           ------------
                                               (697,896)
                                           ------------

FRANCE (0.8%)
Altran Technologies S.A. (IT
  Services) (c)                    (4,947)      (23,721)
Areva S.A. (Electrical
  Equipment)                         (117)      (57,793)
Carbone Lorraine S.A.
  (Electrical Equipment)           (3,923)     (143,332)
Derichebourg S.A.
  (Commercial Services &
  Supplies) (c)                   (15,011)      (66,302)
Eurofins Scientific (Life
  Sciences Tools & Services)       (1,034)      (45,790)
NicOx S.A. (Biotechnology)
  (c)                              (4,696)      (48,367)
UbiSoft Entertainment S.A.
  (Software) (c)                  (50,642)     (649,022)
                                           ------------
                                             (1,034,327)
                                           ------------

GERMANY (2.8%)
Centrotherm Photovoltaics
  A.G. (Electrical
  Equipment) (c)                   (6,764)     (281,869)
Demag Cranes A.G.
  (Machinery) (c)                  (5,387)     (186,748)
Hamburger Hafen und Logistik
  A.G. (Transportation
  Infrastructure)                 (11,740)     (428,675)
Kontron A.G. (Semiconductors
  & Semiconductor Equipment)      (35,647)     (339,756)
Nordex A.G. (Electrical
  Equipment) (c)                  (64,203)     (667,985)
SGL Carbon SE (Electrical
  Equipment) (c)                  (23,441)     (761,763)
Sky Deutschland A.G. (Media)
  (c)                            (302,836)     (647,669)
Solar Millennium A.G.
  (Construction &
  Engineering) (c)                 (4,376)     (122,291)
                                           ------------
                                             (3,436,756)
                                           ------------

HONG KONG (0.8%)
China Insurance
  International Holdings
  Co., Ltd. (Insurance) (c)       (57,200)     (188,087)
Dah Sing Financial Holdings,
  Ltd. (Commercial Banks)
  (c)                             (14,800)      (84,259)
Fushan International Energy
  Group, Ltd. (Metals &
  Mining)                        (976,000)     (681,290)
                                           ------------
                                               (953,636)
                                           ------------

ITALY (0.7%)
Arnoldo Mondadori Editore
  S.p.A. (Media) (c)              (14,761)      (57,484)
Geox S.p.A. (Textiles,
  Apparel & Luxury Goods)         (35,039)     (226,177)
Landi Renzo S.p.A. (Auto
  Components)                     (27,473)     (113,185)
Milano Assicurazioni S.p.A.
  (Insurance)                    (103,729)     (246,143)
Trevi Finanziaria S.p.A.
  (Construction &
  Engineering)                    (12,871)     (213,803)
                                           ------------
                                               (856,792)
                                           ------------

JAPAN (9.2%)
Akebono Brake Industry Co.,
  Ltd. (Auto Components)          (20,800)     (110,245)
Capcom Co., Ltd. (Software)       (37,500)     (754,822)
Cedyna Financial Corp.
  (Consumer Finance) (c)         (122,600)     (209,448)
Century Tokyo Leasing Corp.
  (Diversified Financial
  Services)                          (800)      (10,529)
CSK Holdings Corp. (IT
  Services) (c)                   (42,300)     (214,222)
Daiseki Co., Ltd.
  (Commercial Services &
  Supplies)                       (27,700)     (608,302)
EBARA Corp. (Machinery) (c)      (150,000)     (775,983)
Gree, Inc. (Internet
  Software & Services)            (12,700)     (701,038)
Haseko Corp. (Household
  Durables) (c)                  (754,500)     (787,365)
Hitachi Zosen Corp.
  (Machinery)                    (522,500)     (736,587)
Iseki & Co., Ltd.
  (Machinery) (c)                 (54,000)     (170,883)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              57


                                   SHARES         VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)

JAPAN (CONTINUED)
Japan Airport Terminal Co.,
  Ltd. (Transportation
  Infrastructure)                  (8,700) $   (138,648)
  kabu.com Securities Co.,
  Ltd. (Capital Markets)          (23,000)     (119,002)
Kakaku.com, Inc. (Internet
  Software & Services)                (43)     (162,056)
Maruha Nichiro Holdings,
  Inc. (Food Products)            (65,000)      (91,454)
Meidensha Corp. (Machinery)      (160,000)     (731,919)
MISUMI Group, Inc. (Trading
  Companies & Distributors)          (100)       (1,989)
Mitsubishi Rayon Co., Ltd.
  (Chemicals) (c)                 (31,000)     (129,716)
Monex Group, Inc. (Capital
  Markets)                           (720)     (346,009)
Nachi-Fujikoshi Corp.
  (Machinery)                     (73,000)     (220,532)
Nanto Bank, Ltd. (The)
  (Commercial Banks)               (7,000)      (37,556)
Nichi-iko Pharmaceutical
  Co., Ltd.
  (Pharmaceuticals)               (10,700)     (336,936)
Nippon Suisan Kaisha, Ltd.
  (Food Products)                  (8,400)      (24,144)
Nishimatsuya Chain Co., Ltd.
  (Specialty Retail)               (2,200)      (24,777)
Park24 Co., Ltd. (Commercial
  Services & Supplies)            (23,200)     (260,788)
Point, Inc. (Specialty
  Retail)                         (12,160)     (787,164)
Sanden Corp. (Auto
  Components)                     (57,000)     (213,532)
Shima Seiki Manufacturing,
  Ltd. (Machinery)                 (3,100)      (80,499)
Shochiku Co., Ltd. (Media)        (10,000)      (85,679)
Sotetsu Holdings, Inc. (Road
  & Rail)                         (19,000)      (79,056)
Start Today Co., Ltd.
  (Internet & Catalog
  Retail)                             (58)     (137,379)
Sugi Holdings Co., Ltd.
  (Food & Staples Retailing)      (26,500)     (597,209)
Torishima Pump Manufacturing
  Co., Ltd. (Machinery)           (20,000)     (413,952)
Toyo Tanso Co., Ltd.
  (Electrical Equipment)           (5,100)     (270,058)
Unicharm Petcare Corp. (Food
  Products)                        (3,300)     (109,956)
Wacom Co., Ltd/Japan
  (Computers & Peripherals)          (461)     (720,866)
                                           ------------
                                            (11,200,300)
                                           ------------

NETHERLANDS (0.5%)
Brunel International N.V.
  (Professional Services)          (2,864)     (104,735)
Crucell N.V. (Biotechnology)
  (c)                             (15,999)     (335,097)
Draka Holding N.V.
  (Electrical Equipment) (c)       (6,032)     (118,276)
                                           ------------
                                               (558,108)
                                           ------------

NORWAY (1.8%)
DNO International ASA (Oil,
  Gas & Consumable Fuels)
  (c)                            (546,795)     (811,761)
Norwegian Air Shuttle ASA
  (Airlines) (c)                   (9,200)     (205,923)
Norwegian Energy Co. ASA
  (Oil, Gas & Consumable
  Fuels) (c)                     (147,000)     (412,949)
Pronova BioPharma AS
  (Pharmaceuticals) (c)            (8,500)      (27,138)
Sevan Marine ASA (Energy
  Equipment & Services) (c)      (456,000)     (668,073)
Tomra Systems ASA
  (Commercial Services &
  Supplies)                       (23,411)     (112,690)
                                           ------------
                                             (2,238,534)
                                           ------------

PORTUGAL (0.1%)
Zon Multimedia Servicos de
  Telecomunicacoes e
  Multimedia SGPS S.A.
  (Media)                         (29,885)     (131,671)
                                           ------------



SINGAPORE (0.1%)
Hong Leong Finance, Ltd.
  (Consumer Finance)               (5,000)      (11,318)
Oceanus Group, Ltd.
  (Distributors) (c)             (505,000)     (141,181)
                                           ------------
                                               (152,499)
                                           ------------

SPAIN (0.5%)
NH Hoteles S.A. (Hotels,
  Restaurants & Leisure) (c)     (100,989)     (469,558)
Tubacex S.A. (Metals &
  Mining)                         (22,527)      (86,490)
                                           ------------
                                               (556,048)
                                           ------------

SWEDEN (0.7%)
Axis Communications AB
  (Communications Equipment)      (25,848)     (416,703)
Eniro AB (Media) (c)              (78,296)     (227,994)
Lindab International AB
  (Building Products)             (17,907)     (203,590)
Niscayah Group AB
  (Commercial Services &
  Supplies) (c)                   (25,246)      (47,354)
                                           ------------
                                               (895,641)
                                           ------------

SWITZERLAND (0.8%)
Basilea Pharmaceutica
  Registered (Biotechnology)
  (c)                              (6,651)     (489,329)
Kaba Holding A.G. (Building
  Products)                           (15)       (4,259)
Meyer Burger Technology A.G.
  (Machinery) (c)                 (17,767)     (436,238)
Orascom Development Holding
  A.G. (Hotels, Restaurants
  & Leisure) (c)                     (633)      (39,346)


58    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS SOLD SHORT (CONTINUED)

SWITZERLAND (CONTINUED)
Panalpina Welttransport
  Holding A.G. (Air Freight
  & Logistics)                       (187) $    (16,944)
                                           ------------
                                               (986,116)
                                           ------------

UNITED KINGDOM (3.8%)
Afren PLC (Oil, Gas &
  Consumable Fuels) (c)           (80,689)     (112,864)
ASOS PLC (Internet & Catalog
  Retail) (c)                     (13,827)     (132,694)
BTG PLC (Life Sciences Tools
  & Services) (c)                 (70,955)     (190,680)
Connaught PLC (Commercial
  Services & Supplies)            (72,625)     (334,290)
DSG International PLC
  (Specialty Retail) (c)         (784,466)     (396,552)
Forth Ports PLC
  (Transportation
  Infrastructure)                  (7,769)     (159,883)
Imagination Technologies
  Group PLC (Computers &
  Peripherals) (c)                (26,563)     (111,888)
Jazztel PLC (Diversified
  Telecommunication
  Services) (c)                  (100,415)     (403,660)
Kalahari Minerals PLC
  (Metals & Mining) (c)           (33,560)      (92,579)
Kier Group PLC (Construction
  & Engineering)                   (4,153)      (72,352)
Mothercare PLC (Multiline
  Retail)                         (11,833)     (104,056)
National Express Group PLC
  (Road & Rail)                   (74,460)     (274,070)
Premier Foods PLC (Food
  Products) (c)                  (279,566)     (111,967)
Punch Taverns PLC (Hotels,
  Restaurants & Leisure) (c)     (188,443)     (255,901)
Redrow PLC (Household
  Durables) (c)                  (125,802)     (286,752)
Shanks Group PLC (Commercial
  Services & Supplies)            (86,388)     (136,779)
SIG PLC (Trading Companies &
  Distributors) (c)              (375,016)     (755,299)
St. James's Place PLC
  (Insurance)                        (196)         (793)
VT Group PLC (Commercial
  Services & Supplies)             (5,610)      (64,148)
Wellstream Holdings PLC
  (Energy Equipment &
  Services)                       (73,469)     (673,986)
Xchanging PLC (IT Services)        (8,022)      (25,668)
                                           ------------
                                             (4,696,861)
                                           ------------
Total Common Stocks Sold
  Short
  (Proceeds $39,229,049)                    (38,981,637)
                                           ------------
Total Investments Sold Short
  (Proceeds $39,229,049)            (32.0)% (38,981,637)
                                           ------------
Total Investments,
  Net of Investments Sold
  Short
  (Cost $111,811,438)               100.2   122,267,647
Other Assets, Less
  Liabilities                        (0.2)     (294,062)
                              -----------  ------------



Net Assets                          100.0% $121,973,585
                              ===========  ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Security, or a portion thereof, is
     maintained in a segregated account at the
     Fund's custodian as collateral for
     securities sold short (See Note 2(I)).
(b)  Fair valued security--The total market
     value of this security at April 30, 2010
     is $10, which represents less than one-
     tenth of a percent of the Fund's net
     assets.
(c)  Non-income producing security.
(d)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(e)  Illiquid security--The total market value
     of this security at April 30, 2010 is
     $28,197, which represents less than one-
     tenth of a percent of the Fund's net
     assets.
(f)  At April 30, 2010, cost is $152,334,568
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $15,238,950
Gross unrealized depreciation       (6,324,234)
                                   -----------
Net unrealized appreciation        $ 8,914,716
                                   ===========



The following abbreviation is used in the above portfolio:

A$--Australian Dollar

HK$--Hong Kong Dollar


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              59

The table below sets forth the diversification of MainStay 130/30 International Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                      VALUE  PERCENT+
Aerospace & Defense            $  1,097,580       0.9%
Auto Components                   1,800,591       1.5
Automobiles                       5,215,760       4.3
Beverages                         1,181,357       1.0
Building Products                    69,732       0.1
Capital Markets                   6,997,410       7.3
Chemicals                         5,449,473       4.5
Commercial Banks                 13,257,130      10.9
Commercial Services &
  Supplies                          898,473       0.7
Communications Equipment          2,479,885       2.0
Computers & Peripherals             193,480       0.2
Construction & Engineering        3,458,324       2.8
Consumer Finance                  1,290,482       1.1
Containers & Packaging              248,749       0.2
Distributors                        223,312       0.2
Diversified Financial
  Services                          448,781       0.4
Diversified Telecommunication
  Services                        2,854,586       2.3
Electric Utilities                2,568,813       2.1
Electrical Equipment              2,689,021       2.2
Electronic Equipment &
  Instruments                     5,640,555       4.6
Energy Equipment & Services       1,407,259       1.1
Food & Staples Retailing            780,860       0.6
Food Products                     7,064,385       5.8
Gas Utilities                       123,035       0.1
Health Care Equipment &
  Supplies                          821,044       0.7
Health Care Providers &
  Services                          235,968       0.2
Hotels, Restaurants & Leisure       653,523       0.5
Household Durables                3,891,251       3.2
Industrial Conglomerates          4,071,958       3.3
Insurance                         7,589,961       6.2
IT Services                         571,119       0.5
Leisure Equipment & Products         34,909       0.0++
Machinery                         7,492,552       6.1
Marine                            1,346,356       1.1
Media                             4,232,597       3.5
Metals & Mining                  13,114,088      10.7
Multiline Retail                  1,359,188       1.1
Multi-Utilities                     237,464       0.2
Office Electronics                  205,447       0.2
Oil, Gas & Consumable Fuels      14,500,482      11.9
Paper & Forest Products             335,254       0.3
Pharmaceuticals                  11,397,509       9.3
Road & Rail                          79,307       0.1
Semiconductors &
  Semiconductor Equipment         1,448,847       1.2
Software                            204,937       0.2
Specialty Retail                  3,290,720       2.7
Textiles, Apparel & Luxury
  Goods                           1,657,173       1.4
Thrifts & Mortgage Finance          493,773       0.4
Tobacco                           1,306,827       1.1
Trading Companies &
  Distributors                    4,308,780       3.5
Transportation Infrastructure     2,601,283       2.1
Wireless Telecommunication
  Services                        4,403,734       3.6
                               ------------     -----
                                161,249,284     132.2
Other Assets, Less
  Liabilities                   (39,275,699)    (32.2)
                               ------------     -----
Net Assets                     $121,973,585     100.0%
                               ============     =====




+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.




The table below sets forth the diversification of MainStay 130/30 International Fund investments sold short by industry.

                                      VALUE  PERCENT+
Air Freight & Logistics        $    (16,944)     (0.0)%++
Airlines                           (563,094)     (0.5)
Auto Components                    (436,962)     (0.4)
Biotechnology                    (2,028,859)     (1.7)
Building Products                  (703,165)     (0.6)
Capital Markets                    (465,011)     (0.4)
Chemicals                          (548,437)     (0.4)
Commercial Banks                   (121,815)     (0.1)
Commercial Services &
  Supplies                       (2,033,200)     (1.7)
Communications Equipment           (416,703)     (0.3)
Computers & Peripherals            (832,754)     (0.7)
Construction & Engineering       (1,293,425)     (1.1)
Construction Materials             (398,331)     (0.3)
Consumer Finance                   (220,766)     (0.2)
Distributors                       (627,374)     (0.5)
Diversified Financial
  Services                         (128,211)     (0.1)
Diversified Telecommunication
  Services                         (403,660)     (0.3)
Electrical Equipment             (2,301,076)     (1.9)
Electronic Equipment &
  Instruments                      (161,301)     (0.1)
Energy Equipment & Services      (1,561,030)     (1.3)
Food & Staples Retailing           (597,209)     (0.5)
Food Products                    (1,172,845)     (1.0)
Health Care Technology              (43,812)     (0.0)++
Hotels, Restaurants & Leisure      (764,805)     (0.6)
Household Durables               (1,074,117)     (0.9)
Industrial Conglomerates           (143,665)     (0.1)
Insurance                          (435,023)     (0.3)
Internet & Catalog Retail          (270,073)     (0.2)
Internet Software & Services       (863,094)     (0.7)
IT Services                        (263,611)     (0.2)
Life Sciences Tools &
  Services                         (236,470)     (0.2)
Machinery                        (3,949,221)     (3.2)
Media                            (1,432,621)     (1.2)
Metals & Mining                  (2,531,334)     (2.1)
Multiline Retail                   (104,056)     (0.1)
Oil, Gas & Consumable Fuels      (3,249,016)     (2.7)
Paper & Forest Products             (23,258)     (0.0)++
Pharmaceuticals                    (644,739)     (0.5)
Professional Services              (124,492)     (0.1)
Road & Rail                        (353,126)     (0.3)
Semiconductors &
  Semiconductor Equipment          (339,756)     (0.3)
Software                         (1,445,589)     (1.2)
Specialty Retail                 (1,208,493)     (1.0)
Textiles, Apparel & Luxury
  Goods                            (775,910)     (0.6)
Trading Companies &
  Distributors                     (945,978)     (0.8)
Transportation Infrastructure      (727,206)     (0.6)
                               ------------     -----
                               $(38,981,637)    (32.0)%
                               ============     =====




+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.




60    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks (b)(c)                          $  584,276  $155,514,288           $10  $156,098,574
  Convertible Preferred Stocks                          --        44,589            --        44,589
  Exchange Traded Fund                           2,869,713            --            --     2,869,713
  Unaffiliated Investment Companies                     --       284,008            --       284,008
  Warrants                                              --        28,200            --        28,200
  Short-Term Investment
     Repurchase Agreement                               --     1,924,200            --     1,924,200
                                                ----------  ------------           ---  ------------
Total Investments in Securities                 $3,453,989  $157,795,285           $10  $161,249,284
                                                ==========  ============           ===  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) Level 1 assets represents securities listed under Bermuda and United States.

(c) The level 3 security valued at $10 is held in Australia within the Common Stock section of the Portfolio of Investments.

LIABILITY VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments Sold Short (a)
  Common Stocks Sold Short                        $     --  $(38,981,637)     $     --  $(38,981,637)
                                                  --------  ------------      --------  ------------
Total Investments Sold Short                           $--  $(38,981,637)          $--  $(38,981,637)
                                                  ========  ============      ========  ============



(a) For detailed industry descriptions, see the Portfolio of Investments.

As of the six-month period ending April 30, 2010, securities with a total value of $141,545,384 transferred from Level 1 to Level 2 due to certain international equities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. Fair values for these instruments at the reporting date are based on quoted market prices or binding dealer price quotations

The Fund recognizes transfers between the levels as of the beginning of the period.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              61

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                    BALANCE
                                      AS OF     ACCRUED  REALIZED
                                OCTOBER 31,   DISCOUNTS      GAIN
 INVESTMENTS IN SECURITIES             2009  (PREMIUMS)    (LOSS)
Common Stock
  Australia                         $    14         $--       $--
Rights Sold Short Australia          (7,845)         --        --
                                    -------         ---       ---
Total                               $(7,831)        $--       $--
                                    =======         ===       ===

                                                                                                        CHANGE IN
                                                                                                       UNREALIZED
                                                                                                     APPRECIATION
                                                                                                   (DEPRECIATION)
                                                                                                             FROM
                                                                                                      INVESTMENTS
                                     CHANGE IN                          NET        NET    BALANCE           STILL
                                    UNREALIZED                    TRANSFERS  TRANSFERS      AS OF         HELD AT
                                  APPRECIATION        NET    NET      IN TO     OUT OF  APRIL 30,       APRIL 30,
 INVESTMENTS IN SECURITIES      (DEPRECIATION)  PURCHASES  SALES    LEVEL 3    LEVEL 3       2010        2010 (A)
Common Stock
  Australia                             $   (4)       $--    $--        $--        $--        $10             $(4)
Rights Sold Short Australia              7,845         --     --         --         --         --              --
                                        ------        ---    ---        ---        ---        ---             ---
Total                                   $7,841        $--    $--        $--        $--        $10             $(4)
                                        ======        ===    ===        ===        ===        ===             ===



(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


62    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $151,040,487)     $161,249,284
Cash denominated in foreign
  currencies (identified cost
  $60,404)                                 60,703
Cash collateral on deposit at
  broker                                    2,028
Receivables:
  Dividends                               653,347
  Fund shares sold                        516,036
Other assets                               47,281
                                     ------------
     Total assets                     162,528,679
                                     ------------

LIABILITIES:
Investments sold short (proceeds
  $39,229,049)                         38,981,637
Payables:
  Investment securities purchased       1,359,853
  Manager (See Note 3)                    103,259
  Dividends on investments sold
     short                                 66,263
  Professional fees                        23,207
  Shareholder communication                16,338
  Transfer agent (See Note 3)               1,868
  Custodian                                 1,398
  Trustees                                    449
  NYLIFE Distributors (See Note 3)            129
  Fund shares redeemed                         56
Accrued expenses                              637
                                     ------------
     Total liabilities                 40,555,094
                                     ------------
Net assets                           $121,973,585
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     19,289
Additional paid-in capital            148,772,746
                                     ------------
                                      148,792,035
Accumulated undistributed net
  investment income                       510,803
Accumulated net realized loss on
  investments, investments sold
  short and foreign currency
  transactions                        (37,783,116)
Net unrealized appreciation on
  investments                          10,208,797
Net unrealized appreciation on
  investments sold short                  247,412
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies        (2,346)
                                     ------------
Net assets                           $121,973,585
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $    148,821
                                     ============
Shares of beneficial interest
  outstanding                              23,610
                                     ============
Net asset value per share
  outstanding                        $       6.30
Maximum sales charge (5.50% of
  offering price)                            0.37
                                     ------------
Maximum offering price per share
  outstanding                        $       6.67
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $     71,626
                                     ============
Shares of beneficial interest
  outstanding                              11,365
                                     ============
Net asset value per share
  outstanding                        $       6.30
Maximum sales charge (5.50% of
  offering price)                            0.37
                                     ------------
Maximum offering price per share
  outstanding                        $       6.67
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     98,093
                                     ============
Shares of beneficial interest
  outstanding                              15,815
                                     ============
Net asset value and offering price
  per share outstanding              $       6.20
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $121,655,045
                                     ============
Shares of beneficial interest
  outstanding                          19,238,568
                                     ============
Net asset value and offering price
  per share outstanding              $       6.32
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              63

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $ 1,977,991
                                      -----------
EXPENSES:
  Manager (See Note 3)                    635,442
  Broker fees and charges on short
     sales                                446,872
  Dividends on investments sold
     short                                192,124
  Custodian                                80,873
  Professional fees                        29,385
  Registration                             26,962
  Shareholder communication                13,974
  Transfer agent (See Note 3)               5,613
  Trustees                                  2,044
  Distribution/Service--Investor
     Class (See Note 3)                       160
  Distribution/Service--Class A (See
     Note 3)                                  102
  Distribution/Service--Class C (See
     Note 3)                                  430
  Miscellaneous                             7,516
                                      -----------
     Total expenses before waiver       1,441,497
  Expense waiver from Manager (See
     Note 3)                              (24,326)
                                      -----------
       Net expenses                     1,417,171
                                      -----------
Net investment income                     560,820
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               $ 8,159,913
  Investments sold short               (5,555,960)
  Foreign currency transactions           (81,191)
                                      -----------
Net realized gain on investments,
  investments sold short and foreign
  currency transactions                 2,522,762
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          (4,529,547)
  Investments sold short                4,155,440
  Translation of other assets and
     liabilities in foreign
     currencies                            (2,516)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments, investments sold
  short and foreign currency
  transactions                           (376,623)
                                      -----------
Net realized and unrealized gain on
  investments, investments sold
  short and foreign currency
  transactions                          2,146,139
                                      -----------
Net increase in net assets resulting
  from operations                     $ 2,706,959
                                      ===========



(a) Dividends recorded net of foreign withholding taxes in the amount of $181,904.



64    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $    560,820  $  1,476,881
 Net realized gain (loss)
  on investments,
  investments sold short
  and foreign currency
  transactions                   2,522,762   (28,634,912)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, investments
  sold short and foreign
  currency transactions           (376,623)   49,235,101
                              --------------------------
 Net increase in net assets
  resulting from operations      2,706,959    22,077,070
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                  (2,434)           --
    Class A                         (2,160)           --
    Class C                         (1,314)           --
    Class I                     (2,760,270)           --
                              --------------------------
 Total dividends to
  shareholders                  (2,766,178)           --
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        18,254,212    35,739,312
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      2,765,719            --
 Cost of shares redeemed       (11,087,884)  (21,823,619)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions          9,932,047    13,915,693
                              --------------------------
    Net increase in net
     assets                      9,872,828    35,992,763
NET ASSETS:
Beginning of period            112,100,757    76,107,994
                              --------------------------
End of period                 $121,973,585  $112,100,757
                              ==========================
Accumulated undistributed
 net investment income at
 end of period                $    510,803  $  2,716,161
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              65

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED APRIL 30, 2010


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net increase in net assets
  resulting from operations          $   2,706,959
Adjustments to reconcile net
  increase in net assets resulting
  from operations to net cash used
  for operating activities:
  Investments purchased               (117,910,673)
  Investments sold                     105,961,741
  Purchases to cover securities
     sold short                        (39,012,912)
  Securities sold short                 43,481,648
  Purchase of short term
     investments, net                     (181,816)
  Decrease in investment securities
     sold receivable                    24,365,185
  Increase in dividends and
     interest receivable                  (250,081)
  Increase in cash collateral on
     deposit at broker                      (2,028)
  Increase in other assets                 (30,928)
  Decrease in investment securities
     purchased payable                 (23,648,213)
  Decrease in broker fees and
     charges on short sales                 (1,581)
  Increase in dividends payable for
     securities sold short                  49,396
  Decrease in professional fees
     payable                                (1,637)
  Decrease in custodian payable            (36,620)
  Decrease in shareholder
     communication payable                    (510)
  Increase in due to trustees                  116
  Increase in due to manager                30,693
  Decrease in due to transfer agent            (50)
  Increase in due to NYLIFE
     Distributors                               24
  Decrease in accrued expenses and
     other liabilities                      (2,806)
  Net change in unrealized
     (appreciation) depreciation on
     investments                         4,529,547
  Net realized gain from
     investments                        (8,159,913)
  Net change in unrealized
     appreciation on securities
     sold short                         (4,155,440)
  Net realized loss from securities
     sold short                          5,555,960
                                     -------------
Net cash used in operating
  activities                            (6,713,939)
                                     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold               17,840,206
Payment on shares redeemed             (11,087,828)
Cash distributions paid                       (459)
                                     -------------
Net cash from financing activities       6,751,919
                                     -------------
NET INCREASE IN CASH:                       37,980
Cash at beginning of year                   22,723
                                     -------------
Cash at end of period                $      60,703
                                     -------------
                                     -------------
Non cash financing activities not
  included herein consist of all
  reinvestment of dividends and
  distributions of                   $   2,765,719
                                     -------------






66    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                        INVESTOR CLASS                                      CLASS A
                          -----------------------------------------    -------------------------------------------------
                                                       FEBRUARY 28,                                        SEPTEMBER 28,
                          SIX MONTHS                      2008**       SIX MONTHS                              2007**
                             ENDED       YEAR ENDED       THROUGH         ENDED          YEAR ENDED           THROUGH
                           APRIL 30,    OCTOBER 31,     OCTOBER 31,     APRIL 30,        OCTOBER 31,        OCTOBER 31,

                          ----------------------------------------------------------------------------------------------
                             2010*          2009           2008           2010*       2009        2008          2007
Net asset value at
  beginning of period       $ 6.31         $ 5.20         $  8.74        $ 6.31      $ 5.19     $ 10.32        $10.00
                            ------         ------         -------        ------      ------     -------        ------
Net investment income
  (a)                         0.02           0.07            0.04          0.01        0.07        0.08          0.05
Net realized and
  unrealized gain (loss)
  on investments              0.10           1.04           (3.58)         0.12        1.05       (5.17)         0.27
                            ------         ------         -------        ------      ------     -------        ------
Total from investment
  operations                  0.12           1.11           (3.54)         1.13        1.12       (5.09)         0.32
                            ------         ------         -------        ------      ------     -------        ------
Less dividends and
  distributions:
  From net investment
     income                  (0.13)            --              --         (0.14)         --       (0.02)           --
  From net realized gain
     on investments             --             --              --            --          --       (0.02)           --
                            ------         ------         -------        ------      ------     -------        ------
Total dividends and
  distributions              (0.13)            --              --         (0.14)         --       (0.04)           --
                            ------         ------         -------        ------      ------     -------        ------
Net asset value at end
  of period                 $ 6.30         $ 6.31         $  5.20        $ 6.30      $ 6.31     $  5.19        $10.32
                            ======         ======         =======        ======      ======     =======        ======
Total investment return
  (b)                         1.96%(c)      21.35%         (40.50%)(c)     1.89%(c)   21.58%(d)  (49.50%)        3.20%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income       0.72%++        1.37%           0.82%++       0.38% ++    1.27%       0.96%         6.17%++
  Net expenses
     (excluding short
     sale expenses)           1.70%++        1.70%           1.70%++       1.60% ++    1.60%       1.60%         1.60%++
  Expenses (including
     short sales
     expenses, before
     waiver)                  2.89%++        3.28%           3.40%++       2.71% ++    3.13%       3.11%         7.37%++
  Short sale expenses         1.12%++        1.37%           1.19%++       1.07% ++    1.32%       1.05%         0.98%++
Portfolio turnover rate         72%           143%            204%           72%        143%        204%           26%
Net assets at end of
  period (in 000's)         $  149         $  111         $    90        $   72      $   97     $    61        $   32




                                               CLASS C                                              CLASS I
                          ------------------------------------------------    --------------------------------------------------
                                                             SEPTEMBER 28,                                         SEPTEMBER 28,
                          SIX MONTHS                             2007**       SIX MONTHS                               2007**
                             ENDED          YEAR ENDED          THROUGH          ENDED       YEAR ENDED OCTOBER       THROUGH
                           APRIL 30,       OCTOBER 31,        OCTOBER 31,      APRIL 30,            31,             OCTOBER 31,

                          ------------------------------------------------------------------------------------------------------
                             2010*       2009       2008          2007           2010*        2009        2008          2007
Net asset value at
  beginning of period       $ 6.20      $ 5.15    $ 10.32        $10.00        $   6.34     $   5.21    $ 10.32       $ 10.00
                            ------      ------    -------        ------        --------     --------    -------       -------
Net investment income
  (loss) (a)                 (0.00)++     0.02      (0.01)         0.05            0.03         0.09       0.22          0.06
Net realized and
  unrealized gain (loss)
  on investments              0.10        1.03      (5.13)         0.27            0.10         1.04      (5.29)         0.26
                            ------      ------    -------        ------        --------     --------    -------       -------
Total from investment
  operations:                 0.10        1.05      (5.14)         0.32            0.13         1.13      (5.07)         0.32
                            ------      ------    -------        ------        --------     --------    -------       -------
Less dividends and
  distributions:
  From net investment
     income                  (0.10)         --      (0.01)           --           (0.15)          --      (0.02)           --
  From net realized gain
     on investments             --          --      (0.02)           --              --           --      (0.02)           --
                            ------      ------    -------        ------        --------     --------    -------       -------
Total dividends and
  distributions              (0.10)         --      (0.03)           --           (0.15)          --      (0.04)           --
                            ------      ------    -------        ------        --------     --------    -------       -------
Net asset value at end
  of period                 $ 6.20      $ 6.20    $  5.15        $10.32        $   6.32     $   6.34    $  5.21       $ 10.32
                            ======      ======    =======        ======        ========     ========    =======       =======
Total investment return
  (b)                         1.63%(c)   20.39%    (49.90%)        3.10%(c)        2.08%(c)    21.69%    (49.29%)        3.20%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                  (0.06%)++    0.36%     (0.08%)        5.75%++         0.97%++      1.74%      2.80%         6.78%++
  Net expenses
     (excluding short
     sale expenses)           2.45%++     2.45%      2.41%         2.35%++         1.35%++      1.35%      1.35%         1.35%++
  Expenses (including
     short sales
     expenses, before
     waiver)                  3.64%++     3.98%      3.94%         8.12%++         2.49%++      2.92%      2.73%         7.12%++
  Short sale expenses         1.12%++     1.32%      1.01%         0.98%++         1.11%++      1.36%      0.98%         0.98%++
Portfolio turnover rate         72%        143%       204%           26%             72%         143%       204%           26%
Net assets at end of
  period (in 000's)         $   98      $   69    $    44        $   27        $121,655     $111,823    $75,912       $11,905




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              67

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund (collectively, referred to as the "130/30 Funds" and each individually referred to as a "130/30 Fund"). Each is a diversified fund. A 130/30 fund is a fund that invests up to approximately 130 percent of its assets in long positions (either directly or indirectly through derivatives), while up to approximately 30 percent of its assets are sold short (either directly or indirectly through derivatives). The proceeds from the short strategies may be used to purchase all or a portion of the additional 30% of the long positions. Each 130/30 Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a "Predecessor Fund"). The reorganizations of the Predecessor Funds with and into the respective 130/30 Funds, which were not subject to shareholder approval under applicable law, occurred on February 26, 2010. All information regarding and references to periods prior to the commencement of operations of each 130/30 Fund relate to the respective Predecessor Fund.

The 130/30 Funds commenced operations as follows:

 COMMENCEMENT
 OF OPERATIONS      FUNDS
June 29, 2007       MainStay 130/30 Core Fund
                    MainStay 130/30 Growth Fund
------------------------------------------------------------
September 28, 2007  MainStay 130/30 International Fund
------------------------------------------------------------



Investor Class shares for the 130/30 Funds commenced operations on February 28, 2008.

The 130/30 Funds each currently offer four classes of shares, Investor Class, Class A, Class C and Class I. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV without imposition of a front-end sales charge or a contingent deferred sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the 130/30 Funds is as follows:

The MAINSTAY 130/30 CORE FUND seeks long-term growth of capital, with income as a secondary consideration.

The MAINSTAY 130/30 GROWTH FUND seeks long-term growth of capital.

The MAINSTAY 130/30 INTERNATIONAL FUND seeks to provide long-term growth of capital with income as a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The 130/30 Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the 130/30 Funds' Manager (as defined in Note 3(A)) in consultation with the 130/30 Funds' Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the 130/30 Funds' Manager in consultation with the 130/30 Funds' Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day a 130/30 Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using

68    MainStay 130/30 Funds
valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the 130/30 Funds' Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the 130/30 Fund's Manager, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the MainStay 130/30 International Fund held a security with a value of $10, that were valued in such a manner, while none of the other 130/30 Funds held any such securities.

Certain events may occur between the time that foreign markets close, on which securities held by the 130/30 Funds principally trade, and the time at which each 130/30 Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the 130/30 Funds' Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with each 130/30 Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

"Fair value" is defined as the price that the 130/30 Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a frame work that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the 130/30 Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for each 130/30 Fund's investments is included at the end of each 130/30 Fund's Portfolio of Investments.

The valuation techniques used by the 130/30 Funds to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The 130/30 Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined in Note 3(A)

                                                   mainstayinvestments.com    69
might wish to sell, and these securities could have the effect of decreasing the overall level of a 130/30 Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the 130/30 Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the 130/30 Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the 130/30 Fund. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a 130/30 Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. Each of the 130/30 Funds is treated as a separate entity for federal income tax purposes. The 130/30 Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each 130/30 Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the 130/30 Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the 130/30 Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the 130/30 Funds' financial statements. The 130/30 Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The 130/30 Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective 130/30 Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The 130/30 Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the 130/30 Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual 130/30 Funds in proportion to the net assets of the respective 130/30 Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by each 130/30 Fund, including those of related parties to the 130/30 Funds, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The 130/30 Funds may enter into repurchase agreements to earn income. The 130/30 Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the 130/30 Funds' Board. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the 130/30 Funds invest in repurchase agreements, the 130/30 Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the

70    MainStay 130/30 Funds

130/30 Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SWAP AGREEMENTS. The MainStay 130/30 International Fund enters into credit default, interest rate, index and currency exchange rate swap agreements ("swaps") for purposes of attempting to obtain a particular desired return at a lower cost to the 130/30 Fund than if the 130/30 Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes. In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount." Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

The MainStay 130/30 International Fund enters into total return swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes. Total return swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "total return swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the total return swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the MainStay 130/30 International Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a 130/30 Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The MainStay 130/30 International Fund's obligation under a swap agreement will be accrued daily (offset against any amounts owing to the MainStay 130/30 International Fund).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The 130/30 International Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The 130/30 International Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

(I) SECURITIES SOLD SHORT. The 130/30 Funds typically engage in short sales as part of their investment strategies. When a Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the 130/30 Funds sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Accrued interest income and dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an interest expense and dividend expense, respectively, on the Statement of Operations.


                                                   mainstayinvestments.com    71

(J) STATEMENT OF CASH FLOWS. The cash amount shown in the Statement of Cash Flows of each 130/30 Fund is the amount included in the 130/30 Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments or deposit at brokers for securities sold short. Cash may include domestic and foreign currency.

(K) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the 130/30 Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the 130/30 Funds' basis in the contract. The 130/30 Funds enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the 130/30 Funds' returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects a extent of a 130/30 Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the 130/30 Funds may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the 130/30 Funds than if they had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the 130/30 Funds' assets. Moreover, there may be an imperfect correlation between the 130/30 Funds' holdings of securities denominated in a particular currency and the forward contracts entered into by the 130/30 Funds. Such imperfect correlation may prevent the 130/30 Funds from achieving the intended hedge or expose the 130/30 Funds to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects a 130/30 Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the 130/30 Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the 130/30 Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) RIGHTS/WARRANTS. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The 130/30 Funds enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The 130/30 Funds could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The 130/30 Funds invest in warrants only if received as part of a corporate action. The securities are sold as soon as the opportunity becomes available. The 130/30 Funds are exposed to risk until each sale is completed.

(N) REDEMPTION FEE. Prior to April 1, 2010, the MainStay 130/30 International Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset

72    MainStay 130/30 Funds
brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and are retained by the Fund.

(O) CONCENTRATION OF RISK. The MainStay 130/30 International Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the MainStay 130/30 International Fund to meet its obligations may be affected by economic or political developments in a specific country, industry or region.

(P) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the 130/30 Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The 130/30 Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the 130/30 Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the 130/30 Funds.

(Q) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the 130/30 Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the 130/30 Funds' financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

MAINSTAY 130/30 CORE FUND

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2010.

REALIZED GAIN (LOSS)

                                STATEMENT OF     EQUITY
                                  OPERATIONS  CONTRACTS
                                    LOCATION       RISK     TOTAL
                           Net realized gain
                       (loss) on investments
Rights Sold Short                 sold short   $(58,523) $(58,523)
                                              -------------------
Total Realized Loss                            $(58,523) $(58,523)
                                              ===================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                    EQUITY
                                 CONTRACTS
                                      RISK     TOTAL
Rights Sold Short (2)            (111,712)  (111,712)
                                 ===================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

MAINSTAY 130/30 INTERNATIONAL FUND

ASSET DERIVATIVES

                               STATEMENT OF
                                 ASSETS AND     EQUITY
                                LIABILITIES  CONTRACTS
                                   LOCATION       RISK    TOTAL
                             Investment in
Warrants               securities, at value    $28,200  $28,200
                                             ------------------
Total Fair Value                               $28,200  $28,200
                                             ==================



The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2010.

REALIZED GAIN (LOSS)

                             STATEMENT OF     EQUITY
                               OPERATIONS  CONTRACTS
                                 LOCATION       RISK      TOTAL
                        Net realized gain
                       (loss) on security
Rights                       transactions  $(105,610) $(105,610)
                        Net realized gain
                    (loss) on investments
Rights Sold Short              sold short     (5,392)    (5,392)
                                           --------------------
Total Realized
  Loss                                     $(111,002) $(111,002)
                                           ====================



CHANGE IN APPRECIATION (DEPRECIATION)

                                STATEMENT OF     EQUITY
                                  OPERATIONS  CONTRACTS
                                    LOCATION       RISK    TOTAL
                               Net change in
                     unrealized appreciation
                           (depreciation) on
Rights                 security transactions    $ 2,200  $ 2,200
                               Net change in
                     unrealized appreciation
                           (depreciation) on
Warrants               security transactions     28,153   28,153
                               Net change in
                     unrealized appreciation
                           (depreciation) on
Rights Sold Short     investments sold short      7,845    7,845
                                              ------------------
Total Change in
  Appreciation
  (Depreciation)                                $38,198  $38,198
                                              ==================





                                                   mainstayinvestments.com    73

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                    EQUITY
                                 CONTRACTS
                                      RISK    TOTAL
Rights (2)                         436,832  436,832
Warrants (2)                         5,403    5,403
Rights Sold Short (2)               (4,696)  (4,696)
                                 ==================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the 130/30 Funds' Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the 130/30 Funds. Except for the portion of salaries and expenses that are the responsibility of the 130/30 Funds, the Manager also pays the salaries and expenses of all personnel affiliated with the 130/30 Funds and the operational expenses of the 130/30 Funds. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as subadvisor to and manages the day-to-day investment operations of the 130/30 Funds. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Madison Square Investors, New York Life Investments pays for the Subadvisor's services.

Each 130/30 Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of average daily net assets of that 130/30 Fund as follows:

MainStay 130/30 Core Fund                1.00%
---------------------------------------------
MainStay 130/30 Growth Fund              1.00
---------------------------------------------
MainStay 130/30 International Fund       1.10
---------------------------------------------



Effective August 1, 2009, New York Life Investments entered into written expense limitation agreements under which it has agreed to waive a portion of the management fee or reimburse expenses of the appropriate class of the 130/30 Funds to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which a 130/30 Fund invests) do not exceed the percentages of average daily net assets for Class A as set forth in the table below. New York Life investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of each 130/30 Fund. This agreement expires on July 31, 2010 and is reviewed annually by the Board in connection with its review of each 130/30 Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

                                       CLASS A
MainStay 130/30 Core Fund                 1.50%
----------------------------------------------
MainStay 130/30 Growth Fund               1.50
----------------------------------------------
MainStay 130/30 International Fund        1.60
----------------------------------------------



Additionally, effective August 1, 2009, New York Life Investments has agreed to voluntarily waive or reimburse the expenses of the appropriate class of each 130/30 Fund so that the total ordinary operating expenses of a class do not exceed the following percentages:

                                  INVESTOR
                                     CLASS  CLASS C
MainStay 130/30 Core Fund             1.60%    2.35%
---------------------------------------------------
MainStay 130/30 Growth Fund           1.60     2.35
---------------------------------------------------
MainStay 130/30 International
  Fund                                1.70     2.45
---------------------------------------------------



These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the 130/30 Funds and waived/reimbursed such amounts pursuant to the contractual expense limitations described above as follows:

                                              WAIVED
                                       FEES     FEES
MainStay 130/30 Core Fund        $1,287,405  $    --
----------------------------------------------------
MainStay 130/30 Growth Fund         199,014   30,566
----------------------------------------------------
MainStay 130/30 International
  Fund                              635,442   24,326
----------------------------------------------------



State Street Bank & Trust ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the 130/30 Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the 130/30 Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the 130/30 Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the 130/30 Funds' administrative operations. For providing these services to the 130/30 Funds, State Street is compensated by New York Life Investments.


74    MainStay 130/30 Funds

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the 130/30 Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The 130/30 Funds have adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from applicable Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, applicable Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the 130/30 Funds for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the 130/30 Funds' shares and service activities.

(C) SALES CHARGES. The 130/30 Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2010 were the following:

 MAINSTAY 130/30 CORE FUND
Investor Class                           $83
--------------------------------------------
Class A                                   30
--------------------------------------------




 MAINSTAY 130/30 GROWTH FUND
Investor Class                           $116
---------------------------------------------
Class A                                   205
---------------------------------------------




 MAINSTAY 130/30 INTERNATIONAL FUND
Investor Class                           $285
---------------------------------------------
Class A                                    13
---------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the 130/30 Funds' transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the 130/30 Funds for the six-month period ended April 30, 2010, were as follows:

 MAINSTAY 130/30 CORE FUND               TOTAL
Investor Class                          $   76
----------------------------------------------
Class A                                      3
----------------------------------------------
Class C                                    478
----------------------------------------------
Class I                                  5,458
----------------------------------------------




 MAINSTAY 130/30 GROWTH FUND             TOTAL
Investor Class                          $   99
----------------------------------------------
Class A                                     30
----------------------------------------------
Class C                                    165
----------------------------------------------
Class I                                  5,430
----------------------------------------------




 MAINSTAY 130/30 INTERNATIONAL FUND      TOTAL
Investor Class                          $   91
----------------------------------------------
Class A                                      4
----------------------------------------------
Class C                                     61
----------------------------------------------
Class I                                  5,457
----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the 130/30 Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the 130/30 Funds with the following values and percentages of net assets as follows:

 MAINSTAY 130/30 CORE FUND
Investor Class                    $    20,848  28.3%
---------------------------------------------------
Class A                                18,125   5.1
---------------------------------------------------
Class C                                17,750   4.3
---------------------------------------------------
Class I                            18,113,700   6.0
---------------------------------------------------




 MAINSTAY 130/30 GROWTH FUND
Investor Class                    $   20,455  18.1%
--------------------------------------------------
Class A                               19,800   5.6
--------------------------------------------------
Class C                               19,350   7.5
--------------------------------------------------
Class I                            3,986,759  19.1
--------------------------------------------------





                                                   mainstayinvestments.com    75

 MAINSTAY 130/30 INTERNATIONAL FUND
Investor Class                    $   18,404  12.4%
--------------------------------------------------
Class A                               16,163  22.6
--------------------------------------------------
Class C                               15,800  16.1
--------------------------------------------------
Class I                            1,913,449   1.6
--------------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the 130/30 Funds by the Office of the General Counsel of New York Life Investments is payable directly by the 130/30 Funds. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay 130/30 Core Fund               $6,101
----------------------------------------------
MainStay 130/30 Growth Fund              1,244
----------------------------------------------
MainStay 130/30 International Fund       2,908
----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $23,727,153 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Core Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY 130/30 CORE FUND

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2015              $   509
           2016                5,936
           2017               17,282
---------------------------------- -----
          Total              $23,727
---------------------------------- -----



At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $12,898,362 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Growth Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY 130/30 GROWTH FUND

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2015              $   939
           2016                8,200
           2017                3,759
---------------------------------- -----
          Total              $12,898
---------------------------------- -----



At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $39,011,797 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 International Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY 130/30 INTERNATIONAL FUND

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016              $10,140
           2017               28,872
---------------------------------- -----
          Total              $39,012
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                                                         2009
                                                     -------------------------------------------
                                                         TAX BASED         TAX BASED
                                                     DISTRIBUTIONS      DISTRIBUTION
                                                     FROM ORDINARY    FROM LONG-TERM
                                                            INCOME     CAPITAL GAINS       TOTAL
MainStay 130/30 Core Fund                                 $192,436          $     --    $192,436
------------------------------------------------------------------------------------------------
MainStay 130/30 Growth Fund                                     --                --          --
------------------------------------------------------------------------------------------------
MainStay 130/30 International Fund                              --                --          --
------------------------------------------------------------------------------------------------





76    MainStay 130/30 Funds

NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

MAINSTAY 130/30 INTERNATIONAL FUND

As of April 30, 2010, the Fund held the following foreign currencies:

                                                         CURRENCY          COST         VALUE
Australian Dollar                                       AUD 1,980     USD 1,837    USD  1,832
---------------------------------------------------------------------------------------------
Euro Currency                                          EUR 41,909        55,507        55,800
---------------------------------------------------------------------------------------------
Japanese Yen vs U.S. Dollar                             JPY     4            --(b)         --(b)
---------------------------------------------------------------------------------------------
Pound Sterling vs U.S. Dollar                           GBP   775         1,187         1,186
---------------------------------------------------------------------------------------------
Singapore Dollar (a)                                    SGD   (74)          (54)          (54)
---------------------------------------------------------------------------------------------
Swiss Franc                                             CHF 2,087         1,927         1,939
---------------------------------------------------------------------------------------------
Total                                                                USD 60,404     USD60,703
---------------------------------------------------------------------------------------------



(a) Currency was overdrawn as of April 30, 2010.

(b) Less than one dollar.

NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the 130/30 Funds. Custodial fees are charged to the 130/30 Funds based on the market value of securities in the 130/30 Funds and the number of certain cash transactions incurred by the 130/30 Funds.

NOTE 7--LINE OF CREDIT:

The 130/30 Funds and certain affiliated funds maintain a line of credit of $125,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay 130/30 Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the 130/30 Funds on the line of credit during the six-month period ended April 30, 2010.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

For the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were as follows:

                                     MAINSTAY 130/30          MAINSTAY 130/30          MAINSTAY 130/30
                                        CORE FUND               GROWTH FUND           INTERNATIONAL FUND
                                  ---------------------    ---------------------    ---------------------
                                  PURCHASES       SALES    PURCHASES       SALES    PURCHASES       SALES
U.S. Government Securities         $     --    $     --      $    --    $     --     $     --    $     --
---------------------------------------------------------------------------------------------------------
All Others                          316,229     216,832       41,521     101,230      117,911     105,945
---------------------------------------------------------------------------------------------------------
Total                              $316,229    $216,832      $41,521    $101,230     $117,911    $105,945
---------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    77

NOTE 9--CAPITAL SHARE TRANSACTIONS:

MAINSTAY 130/30 CORE FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                        2,321  $     16,120
Shares issued to
  shareholders in
  reinvestment of dividends           10            65
                              ------------------------
Net increase in shares
  outstanding before
  conversion                       2,331        16,185
Shares converted from
  Investor Class (See Note
  1)                                (442)       (3,035)
                              ------------------------
Net increase                       1,889  $     13,150
                              ========================
Year ended October 31, 2009:
Shares sold                        3,607  $     21,349
Shares redeemed                   (2,193)      (12,164)
                              ------------------------
Net increase                       1,414  $      9,185
                              ========================


 CLASS A                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       31,753  $    231,701

Shares issued to
  shareholders in
  reinvestment of dividends           30           205

Shares redeemed                   (5,001)      (34,637)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                      26,782       197,269

Shares converted into Class
  A (See Note 1)                     442         3,035

Shares converted from Class
  A (a)                               (1)           (8)
                              ------------------------


Net increase                      27,223  $    200,296
                              ========================


Year ended October 31, 2009:

Shares sold                       10,142  $     54,664

Shares issued to
  shareholders in
  reinvestment of dividends           19           102

Shares redeemed                  (53,599)     (295,298)
                              ------------------------


Net decrease                     (43,438) $   (240,532)
                              ========================



 CLASS C                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                        4,504  $     31,400

Shares redeemed                   (4,968)      (33,266)
                              ------------------------


Net decrease                        (464) $     (1,866)
                              ========================


Year ended October 31, 2009:

Shares sold                       38,870  $    216,711

Shares redeemed                  (18,512)     (102,624)
                              ------------------------


Net increase                      20,358  $    114,087
                              ========================



 CLASS I                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                   13,809,401  $ 95,438,845

Shares issued to
  shareholders in
  reinvestment of dividends      158,510     1,084,208

Shares redeemed               (1,863,359)  (13,177,846)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                  12,104,552    83,345,207

Shares converted into Class
  I (a)                                1             8
                              ------------------------


Net increase                  12,104,553  $ 83,345,215
                              ========================


Year ended October 31, 2009:

Shares sold                   16,516,049  $ 92,660,860

Shares issued to
  shareholders in
  reinvestment of dividends       29,161       160,966

Shares redeemed               (1,122,504)   (6,496,133)
                              ------------------------


Net increase                  15,422,706  $ 86,325,693
                              ========================




MAINSTAY 130/30 GROWTH FUND

 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                         3,393  $     27,068
Shares redeemed                    (1,700)      (13,753)
                               ------------------------
Net increase                        1,693  $     13,315
                               ========================
Year ended October 31, 2009:
Shares sold                         6,079  $     39,531
Shares redeemed                    (2,429)      (15,452)
                               ------------------------
Net increase                        3,650  $     24,079
                               ========================


 CLASS A                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                        28,244  $    226,713

Shares redeemed                    (4,579)      (36,005)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                       23,665       190,708

Shares converted from Class A
  (a)                              (1,332)      (10,280)
                               ------------------------


Net increase                       22,333  $    180,428
                               ========================


Year ended October 31, 2009:

Shares sold                         6,445  $     39,840

Shares redeemed                   (19,822)     (129,118)
                               ------------------------


Net decrease                      (13,377) $    (89,278)
                               ========================



 CLASS C                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                        13,017  $    103,274

Shares redeemed                    (3,371)      (25,404)
                               ------------------------


Net increase                        9,646  $     77,870
                               ========================


Year ended October 31, 2009:

Shares sold                         5,200  $     35,703

Shares redeemed                    (6,646)      (39,863)
                               ------------------------


Net decrease                       (1,446) $     (4,160)
                               ========================




78    MainStay 130/30 Funds

 CLASS I                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       152,533  $  1,195,277

Shares redeemed                (6,321,244)  (49,806,565)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                   (6,168,711)  (48,611,288)

Shares converted into Class I
  (a)                               1,321        10,280
                               ------------------------


Net decrease                   (6,167,390) $(48,601,008)
                               ========================


Year ended October 31, 2009:

Shares sold                     7,003,223  $ 42,041,863

Shares redeemed                (5,119,916)  (37,522,988)
                               ------------------------


Net increase                    1,883,307  $  4,518,875
                               ========================




MAINSTAY 130/30 INTERNATIONAL FUND

 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                         6,397  $     40,660
Shares issued to shareholders
  in reinvestment of
  dividends                           384         2,435
Shares redeemed                      (831)       (5,400)
                               ------------------------
Net increase                        5,950  $     37,695
                               ========================
Year ended October 31, 2009:
Shares sold                         5,519  $     28,831
Shares redeemed                    (5,255)      (28,765)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                          264            66
Shares converted into
  Investor Class (See Note 1)       2,829        12,590
Shares converted from
  Investor Class (See Note 1)      (2,829)      (18,361)
                               ------------------------
Net increase (decrease)               264  $     (5,705)
                               ========================


 CLASS A                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                         4,811  $     30,913

Shares issued to shareholders
  in reinvestment of
  dividends                           275         1,740

Shares redeemed                    (5,998)      (37,847)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                         (912)       (5,194)

Shares converted from Class A
  (a)                              (3,061)      (18,452)
                               ------------------------


Net decrease                       (3,973) $    (23,646)
                               ========================


Year ended October 31, 2009:

Shares sold                         4,288  $     24,925

Shares redeemed                      (681)       (4,423)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                        3,607        20,502

Shares converted into Class A
  (See Note 1)                      2,825        18,361

Shares converted from Class A
  (See Note 1)                     (2,836)      (12,590)
                               ------------------------


Net increase                        3,596  $     26,273
                               ========================



 CLASS C                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                         4,416  $     28,126

Shares issued to shareholders
  in reinvestment of
  dividends                           203         1,274
                               ------------------------


Net increase                        4,619  $     29,400
                               ========================


Year ended October 31, 2009:

Shares sold                         3,088  $     16,323

Shares redeemed                      (503)       (2,252)
                               ------------------------


Net increase                        2,585  $     14,071
                               ========================



 CLASS I                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                     2,885,575  $ 18,154,513

Shares issued to shareholders
  in reinvestment of
  dividends                       434,005     2,760,270

Shares redeemed                (1,734,345)  (11,044,637)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                    1,585,235     9,870,146

Shares converted into Class I
  (a)                               3,051        18,452
                               ------------------------


Net increase                    1,588,286  $  9,888,598
                               ========================


Year ended October 31, 2009:

Shares sold                     7,455,741  $ 35,669,233

Shares redeemed                (4,388,673)  (21,788,179)
                               ------------------------


Net increase                    3,067,068  $ 13,881,054
                               ========================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

  - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value

                                                   mainstayinvestments.com    79

Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the 130/30 Funds as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the 130/30 Funds' management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


80    MainStay 130/30 Funds

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Company is required to file with the SEC its proxy voting records for each of its funds for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    81

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     (C) 2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18306 MS121-10                                      MS30ALL10-06/10
                                                                              C2

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY CASH RESERVES FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President



                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY CASH RESERVES FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
  ANALYSIS                                  9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       16
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        27
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       27



--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


CLASS I SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   0.00%    0.05%    2.75%    2.57%

7-DAY CURRENT YIELD: 0.01%





(LINE GRAPH)

                                  AVERAGE LIPPER      AVERAGE LIPPER
              MAINSTAY CASH    INSTITUTIONAL MONEY     MONEY MARKET
              RESERVES FUND        MARKET FUND             FUND
              -------------    -------------------    --------------
4/30/00           10000               10000                10000
                  10606               10610                10560
                  10895               10895                10796
                  11028               11036                10889
                  11100               11119                10933
                  11255               11287                11053
                  11643               11692                11395
                  12212               12278                11914
                  12727               12826                12391
                  12884               13038                12547
4/30/10           12890               13055                12555



SWEEP SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   0.00%    0.02%    2.35%    2.12%

7-DAY CURRENT YIELD: 0.01%





(LINE GRAPH)

                                  AVERAGE LIPPER    AVERAGE LIPPER
            MAINSTAY CASH    INSTITUTIONAL MONEY      MONEY MARKET
            RESERVES FUND            MARKET FUND              FUND
            -------------    -------------------    --------------
4/30/00         10000               10000                10000
                10554               10610                10560
                10787               10895                10796
                10865               11036                10889
                10881               11119                10933
                10978               11287                11053
                11301               11692                11395
                11794               12278                11914
                12231               12826                12391
                12329               13038                12547
4/30/10         12331               13055                12555








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or contingent deferred sales charge ("CDSC"), have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Sweep Shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.25% and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. As of April 30, 2010, MainStay Cash Reserves Fund had an effective 7-day yield of 0.01% and a 7-day current yield of

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                                   SIX      ONE      FIVE     TEN
                                                      MONTHS     YEAR    YEARS    YEARS
Lipper institutional money market funds average(3)     0.03%    0.13%    2.93%    2.70%
Lipper money market funds average(4)                   0.01     0.06     2.55     2.30






   0.01% for Class I shares and an effective 7-day yield of 0.01% and a 7-day current yield of 0.01% for Sweep Shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been -0.35% and -0.35% for Class I shares and -0.85% and -0.85% for Sweep Shares. The current yield reflects the Fund's earnings better than does the Fund's total return. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
3. The Lipper institutional money market funds average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the institutional money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges, expenses or taxes. Lipper averages are not class specific. Lipper returns are unaudited.
4. The Lipper money market funds average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Cash Reserves Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
CLASS I SHARES                $1,000.00       $1,000.00        $1.19          $1,023.60         $1.20
-------------------------------------------------------------------------------------------------------
SWEEP SHARES                  $1,000.00       $1,000.00        $1.19          $1,023.60         $1.20
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.24% for Class I Shares and Sweep Shares) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Commercial Paper                                47.3
U.S. Government & Federal Agencies              23.0
Repurchase Agreements                           13.8
Corporate Bonds                                 10.6
Asset-Backed Securities                          5.0
Other Assets, Less Liabilities                   0.3




 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.




8    MainStay Cash Reserves Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID E. CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY CASH RESERVES FUND PERFORM RELATIVE TO ITS PEERS DURING THE SIX MONTHS ENDED APRIL 30, 2010?

As of April 30, 2010, MainStay Cash Reserves Fund Class I shares and Sweep Shares each provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the six months ended April 30, 2010, MainStay Cash Reserves Fund Class I shares and Sweep Shares returned 0.00%. Both share classes underperformed the 0.03% return of the Lipper(2) institutional money market funds average for the six months ended April 30, 2010. Class I shares and Sweep Shares also underperformed the 0.01% return of the Lipper money market funds average for the six months ended April 30, 2010.

WHAT ECONOMIC AND MARKET FORCES AFFECTED THE FUND DURING THE REPORTING PERIOD?

The Federal Open Market Committee (FOMC) maintained its targeted federal funds rate in a range from 0% to 0.25% throughout the reporting period. This decision affected short-term interest rates and resulted in a lower yield in the Fund.

The supply of commercial paper and corporate bonds of industrial issuers remained sparse. In addition, the anticipation of new Securities and Exchange Commission (SEC) regulations affected supply/demand characteristics along both the yield curve and the credit curve,(3) even though these regulations did not begin to take effect until after the end of the reporting period. In particular, the yield curve steepened and the credit curve widened. The yield curve steepened because the new regulations call for higher levels of liquidity, creating higher demand for securities with shorter maturities. The credit curve widened because the new regulations also decreased the amount of allowable investments in second tier commercial paper.

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE REPORTING PERIOD?

The Fund initially had a longer-than-normal duration to take advantage of higher yields further out the yield curve. Over the course of the reporting period, we shortened the Fund's duration from 72 days to 55 days. The shorter duration reflected our expectation that rates would rise later this year. It also reflected the flatter yield curve we saw for a good portion of the reporting period. Duration was also shortened to prepare the Fund for new SEC regulations. In light of these new regulations, effective May 26, 2010, the Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less. For more information, please refer to the relevant supplement to the Fund's prospectus dated May 26, 2010.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH MARKET SEGMENTS DETRACTED?

The major positive contributors to the Fund's performance included Federal Deposit Insurance Corporation (FDIC) backed paper, Treasury coupons and agency coupons. The Fund's return was hampered by repurchase agreements and by commercial paper of industrial issuers. In addition, the Fund's yields were dampened because of relatively limited exposure to banks and asset-backed commercial paper.

WHICH POSITIONS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

One of the significant investments during the reporting period was a Berkshire Hathaway floating-rate security (due February 2011), which offered incremental yield relative to commercial paper investments.

Other significant purchases included investments in a number of asset-backed securities, which allowed the Fund to pick up yield by extending out an upward sloping curve and by investing in securities that were less expensive than commercial paper. A few examples include CNH Equipment Trust and John Deere Owner Trust paper as well as BMW Vehicle Owner Trust and Mercedes-Benz Auto Receivables Trust.

Finally, we were able to augment the Fund's yield in the agency sector through investments in supranationals, such as the International Bank for Reconstruction and Development (World Bank) and the Inter-American Development Bank.


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The credit curve reflects credit spreads (the difference in yield between U.S. Treasurys and credit securities) across different maturities.

                                                    mainstayinvestments.com    9

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in asset-backed securities and repurchase agreements. The Fund decreased its weighting in the commercial paper sector.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Cash Reserves Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED


                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS 99.7%+
-------------------------------------------------------

ASSET-BACKED SECURITIES 5.0%
Ally Auto Receivables Trust
  Series 2009-B, Class A1
  0.305%, due 11/15/10 (a)    $ 1,034,635  $  1,034,635
  Series 2010-1, Class A1
  0.323%, due 4/15/11           1,037,239     1,037,239
Bank of America Auto Trust
  Series 2010-1A, Class A1
  0.262%, due 2/15/11 (a)       2,437,998     2,437,998
  Series 2009-3A, Class A1
  0.296%, due 11/15/10 (a)        593,216       593,216
BMW Vehicle Owner Trust
  Series 2010-A, Class A1
  0.279%, due 4/25/11           4,450,000     4,450,000
Carmax Auto Owner Trust
  Series 2009-2, Class A1
  0.279%, due 11/15/10            503,392       503,392
Chrysler Financial Auto
  Securitization Trust
  Series 2009-B, Class A1
  0.306%, due 12/8/10 (a)       1,364,506     1,364,506
CNH Equipment Trust
  Series 2010-A, Class A1
  0.354%, due 4/15/11           3,608,272     3,608,272
  Series 2009-C, Class A1
  0.421%, due 12/3/10             620,904       620,904
Ford Credit Auto Owner Trust
  Series 2009-E, Class A1
  0.295%, due 12/15/10 (a)        929,148       929,148
  Series 2010-A, Class A1
  0.384%, due 5/15/11 (a)       4,500,000     4,500,000
Honda Auto Receivables Owner
  Trust Series 2010-1, Class
  A1
  0.269%, due 2/21/11           4,132,029     4,132,029
John Deere Owner Trust
  Series 2010-A, Class A1
  0.344%, due 5/16/11           4,500,000     4,500,000
Mercedes-Benz Auto
  Receivables Trust Series
  2010-1, Class A1
  0.309%, due 5/15/11           4,100,000     4,100,000
MMAF Equipment Finance LLC
  Series 2009-AA, Class A1
  0.398%, due 12/15/10 (a)      1,056,237     1,056,237
World Omni Automobile Lease
  Securitization Trust
  Series 2009-A, Class A1
  0.403%, due 11/15/10            683,573       683,573
                                           ------------
                                             35,551,149
                                           ------------

COMMERCIAL PAPER 47.3%
Abbot Laboratories
  0.19%, due 5/11/10 (a)(b)     8,750,000     8,749,538
American Water Capital Corp.
  0.31%, due 5/13/10 (a)(b)     2,625,000     2,624,729
Baker Hughes, Inc.
  0.19%, due 5/4/10 (a)(b)      9,500,000     9,499,850
Basin Electric Power
  Cooperative
  0.18%, due 5/3/10 (a)(b)      9,000,000     8,999,910
  0.20%, due 5/17/10 (a)(b)     9,750,000     9,749,133
BNP Paribas Finance, Inc.
  0.20%, due 5/14/10 (b)        8,750,000     8,749,368
Campbell Soup Co.
  0.60%, due 7/30/10 (a)(b)     7,000,000     6,989,500
Canadian Wheat Board
  0.17%, due 5/12/10 (b)        9,500,000     9,499,507
Caterpillar Financial
  Services Corp.
  0.16%, due 5/3/10 (b)         6,400,000     6,399,943
  0.18%, due 5/6/10 (b)         9,750,000     9,749,756
Clorox Co. (The)
  0.28%, due 5/14/10 (a)(b)     2,900,000     2,899,707
Coca-Cola Co. (The)
  0.20%, due 6/9/10 (a)(b)      9,500,000     9,497,942
Diageo Capital PLC
  0.30%, due 6/3/10 (a)(b)      2,800,000     2,799,230
Duke Energy Corp.
  0.27%, due 5/3/10 (a)(b)      3,000,000     2,999,955
DuPont E.I. De NeMours Co.
  0.18%, due 5/7/10 (a)(b)      7,750,000     7,749,767
Emerson Electric Co.
  0.18%, due 5/13/10 (a)(b)     7,400,000     7,399,556
General Electric Capital
  Corp.
  0.18%, due 5/27/10 (b)        8,750,000     8,748,862
H.J. Heinz Financial Co.
  0.32%, due 5/28/10 (a)(b)     2,900,000     2,899,304
International Business
  Machines Corp.
  0.16%, due 5/6/10 (a)(b)      8,750,000     8,749,806
  0.17%, due 5/12/10 (a)(b)     6,750,000     6,749,649
John Deere Bank S.A.
  0.20%, due 5/5/10 (a)(b)      5,780,000     5,779,872
Johnson & Johnson
  0.22%, due 7/26/10 (a)(b)     9,750,000     9,744,876
KfW Group
  0.16%, due 5/3/10 (a)(b)      7,750,000     7,749,931
L'Oreal USA, Inc.
  0.22%, due 6/18/10 (a)(b)     5,724,000     5,722,321
Merck & Co., Inc.
  0.18%, due 5/24/10 (a)(b)     8,750,000     8,748,994
  0.23%, due 7/28/10 (a)(b)     5,239,000     5,236,054


+ Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
Microsoft Corp.
  0.16%, due 5/26/10 (a)(b)   $10,000,000  $  9,998,889
Monsanto Co.
  0.18%, due 5/25/10 (a)(b)     5,950,000     5,949,286
National Cooperative
  Services Corp.
  0.20%, due 5/4/10 (a)(b)      9,000,000     8,999,850
Nestle Capital Corp.
  0.20%, due 6/7/10 (a)(b)      7,400,000     7,398,479
Parker-Hannifin Corp.
  0.18%, due 5/4/10 (a)(b)      5,250,000     5,249,921
  0.18%, due 5/6/10 (a)(b)      9,727,000     9,726,757
  0.18%, due 5/18/10 (a)(b)     2,100,000     2,099,821
PepsiCo, Inc.
  0.17%, due 5/18/10 (a)(b)     7,600,000     7,599,390
  0.18%, due 5/19/10 (a)(b)    10,626,000    10,625,044
Pfizer, Inc.
  0.19%, due 6/21/10 (a)(b)     8,750,000     8,747,645
Pitney Bowes, Inc.
  0.18%, due 5/27/10 (a)(b)     5,950,000     5,949,226
  0.20%, due 5/7/10 (a)(b)      9,500,000     9,499,683
Private Export Funding Corp.
  0.20%, due 6/23/10 (a)(b)     8,500,000     8,497,497
Procter & Gamble Co.
  0.19%, due 5/21/10 (a)(b)    10,500,000    10,498,892
Siemens Capital Co. LLC
  0.19%, due 5/18/10 (a)(b)     8,750,000     8,749,215
Societe Generale North
  America, Inc.
  0.23%, due 5/7/10 (b)         8,750,000     8,749,665
  0.23%, due 5/11/10 (b)        8,750,000     8,749,441
Wal-Mart Stores, Inc.
  0.17%, due 5/5/10 (a)(b)      9,310,000     9,309,824
  0.18%, due 5/11/10 (a)(b)     7,962,000     7,961,602
                                           ------------
                                            338,847,187
                                           ------------

CORPORATE BONDS 10.6%
Bank of America Corp.
  0.752%, due 12/2/10 (c)(d)      900,000       903,176
Bank of America N.A.
  0.287%, due 9/13/10 (c)(d)    1,875,000     1,875,000
  0.378%, due 7/29/10 (c)(d)    5,000,000     5,000,000
Berkshire Hathaway, Inc.
  0.23%, due 2/10/11 (d)       11,800,000    11,801,003
Citigroup Funding, Inc.
  0.438%, due 7/30/10 (c)(d)    5,000,000     5,000,000
Citigroup, Inc.
  0.804%, due 12/9/10 (c)(d)    5,000,000     5,019,670
General Electric Capital
  Corp.
  0.336%, due 3/11/11 (c)(d)    1,250,000     1,250,000
  0.345%, due 7/8/10 (c)(d)     5,000,000     5,000,000
  0.884%, due 12/9/10 (c)(d)    1,800,000     1,808,147
Inter-American Development
  Bank (Discount Note)
  0.204%, due 5/13/10 (b)       8,750,000     8,749,417
International Bank for
  Reconstruction and
  Development (Discount
  Notes)
  0.214%, due 6/14/10 (b)       3,400,000     3,399,127
  0.216%, due 6/1/10 (b)        9,000,000     8,998,373
JPMorgan Chase & Co.
  0.752%, due 12/2/10 (c)(d)    5,000,000     5,017,397
KeyCorp
  0.907%, due 12/15/10
  (c)(d)                        5,000,000     5,022,955
Praxair, Inc.
  0.342%, due 5/26/10 (d)       5,100,000     5,100,000
SunTrust Bank
  0.907%, due 12/16/10
  (c)(d)                        1,600,000     1,607,661
                                           ------------
                                             75,551,926
                                           ------------

REPURCHASE AGREEMENTS 13.8%
Bank of America N.A.
  0.18%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $24,000,360
  (Collateralized by a
  United States Treasury
  Note with a zero coupon
  rate and a maturity date
  of 5/15/20, with a
  Principal Amount of
  $36,785,500 and a Market
  Value of $24,480,015)        24,000,000    24,000,000
Deutsche Bank Securities,
  Inc.
  0.18%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $24,000,360
  (Collateralized by United
  States Treasury Notes with
  a rate of 4.75% and
  maturity dates between
  3/10/11-8/15/17, with a
  Principal Amount of
  $23,523,000 and a Market
  Value of $24,480,087)        24,000,000    24,000,000
Morgan Stanley Co.
  0.18%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $24,000,360
  (Collateralized by a
  United States Treasury
  Note with a rate of 2.50%
  and a maturity date of
  7/15/16, with a Principal
  Amount of $20,548,200 and
  a Market Value of
  $24,639,988)                 24,000,000    24,000,000


12    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)

REPURCHASE AGREEMENTS (CONTINUED)
SG Americas Securities LLC
  0.19%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $26,801,424
  (Collateralized by United
  States Treasury Notes with
  rates between 2.00%-3.125%
  and maturity dates between
  4/30/17-1/15/26, with a
  Principal Amount of
  $25,782,900 and a Market
  Value of $27,337,031)       $26,801,000  $ 26,801,000
                                           ------------
                                             98,801,000
                                           ------------

U.S. GOVERNMENT & FEDERAL AGENCIES 23.0%
Federal Farm Credit Bank
  0.185%, due 7/28/10 (d)       7,000,000     7,000,000
  2.75%, due 5/4/10             2,000,000     2,000,329
  3.75%, due 12/6/10            2,900,000     2,959,469
  5.25%, due 9/13/10            7,000,000     7,119,112
Federal Farm Credit Bank
  (Discount Note)
  0.40%, due 5/3/10 (b)         6,000,000     5,999,867
Federal Home Loan Bank
  0.50%, due 10/29/10           5,000,000     5,000,000
  0.55%, due 8/4/10             5,000,000     5,000,563
  0.60%, due 6/15/10            5,000,000     5,001,084
  0.60%, due 6/25/10           10,000,000    10,001,569
Federal Home Loan Mortgage
  Corporation
  2.875%, due 6/28/10           3,000,000     3,011,683
Federal National Mortgage
  Association
  2.875%, due 10/12/10          7,000,000     7,074,850
  4.125%, due 5/15/10          10,367,000    10,382,231
Federal National Mortgage
  Association (Discount
  Note)
  0.20%, due 7/12/10 (b)        3,700,000     3,698,520
United States Treasury Bills
  0.12%, due 5/6/10 (b)         6,900,000     6,899,885
  0.145%, due 5/20/10 (b)       9,000,000     8,999,311
  0.156%, due 6/24/10 (b)       8,750,000     8,747,953
  0.16%, due 7/1/10 (b)         2,000,000     1,999,458
  0.24%, due 7/15/10 (b)          895,000       894,553
  0.41%, due 6/10/10 (b)        4,400,000     4,397,996
  0.478%, due 7/29/10 (b)       5,000,000     4,994,190
United States Treasury Notes
  0.875%, due 1/31/11          12,000,000    12,042,439
  0.875%, due 3/31/11           5,500,000     5,522,217
  1.50%, due 10/31/10           9,900,000     9,953,371
  2.00%, due 9/30/10           18,000,000    18,119,705
  2.375%, due 8/31/10           5,100,000     5,134,348
  2.875%, due 6/30/10           3,000,000     3,011,099
                                           ------------
                                            164,965,802
                                           ------------
Total Short-Term Investments
  (Amortized Cost
  $713,717,064) (e)                  99.7%  713,717,064
Other Assets, Less
  Liabilities                         0.3     2,491,157
                              -----------  ------------

Net Assets                          100.0% $716,208,221
                              ===========  ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Interest rate presented is yield to
     maturity.
(c)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(d) Floating rate--Rate shown is the rate in effect at April 30, 2010.
(e)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Short-Term Investments
  Asset-Backed Securities                         $     --  $ 35,551,149      $     --  $ 35,551,149
  Commercial Paper                                      --   338,847,187            --   338,847,187
  Corporate Bonds                                       --    75,551,926            --    75,551,926
  Repurchase Agreements                                 --    98,801,000            --    98,801,000
  U.S. Government & Federal Agencies                    --   164,965,802            --   164,965,802
                                                  --------  ------------      --------  ------------
Total Investments in Securities                        $--  $713,717,064           $--  $713,717,064
                                                  ========  ============      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


14    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the MainStay Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION (UNAUDITED)

                                  AMORTIZED
                                       COST  PERCENT+
Agricultural Operations        $  5,949,286      0.8%
Applications Software             9,998,889      1.4
Automobile ABS Other             20,228,497      2.8
Automobile Sequential             5,537,239      0.8
Beverages--Non-Alcoholic         27,722,376      3.9
Beverages--Wine/Spirits           2,799,230      0.4
Chemicals--Diversified            7,749,767      1.1
Commercial Banks--Central US      1,607,661      0.2
Commercial Banks Non-US          17,499,106      2.5
Computers                        15,499,455      2.2
Consumer
  Products--Miscellaneous         2,899,707      0.4
Cosmetics and Toiletries         10,498,892      1.5
Diversified Banking
  Institutions                   10,940,243      1.5
Diversified Financial
  Services                        8,058,147      1.1
Diversified Manufacturing
  Operations                     34,574,576      4.8
Electric--Generation             18,749,043      2.6
Electric--Integrated              2,999,955      0.4
Electric
  Products--Miscellaneous         7,399,556      1.0
Finance--Consumer Loans           5,779,872      0.8
Finance--Investment
  Banker/Broker                  13,749,368      1.9
Finance--Other Services          17,497,347      2.4
Finance--Commercial              16,149,699      2.3
Food--Miscellaneous/Diversi-
  fied                           17,287,283      2.4
Industrial Gases                  5,100,000      0.7
Medical--Drugs                   31,482,231      4.4
Medical Products                  9,744,876      1.4
Office Automation and
  Equipment                      15,448,909      2.2
Oil--Field Services               9,499,850      1.3
Other ABS                         9,785,413      1.4
Reinsurance                      11,801,003      1.6
Repurchase Agreement             98,801,000     13.8
Retail--Discount                 17,271,426      2.4
Retail--Perfume and Cosmetics     5,722,321      0.8
Sovereignty                       9,499,507      1.3
Special Purpose Banks             7,749,931      1.1
Super-Regional Banks--U.S.       11,897,955      1.7
Supranational Bank               21,146,917      3.0
U.S. Government & Federal
  Agencies                      164,965,802     23.0
Water                             2,624,729      0.4
                               ------------    -----
                                713,717,064     99.7
Other Assets, Less
  Liabilities                     2,491,157      0.3
                               ------------    -----
Net Assets                     $716,208,221    100.0%
                               ============    =====





+    Percentages indicated are based on Fund
     net assets.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $614,916,064)      $614,916,064
Repurchase agreements, at value
  (identified cost $98,801,000)        98,801,000
Cash                                          820
Receivables:
  Fund shares sold                      3,213,591
  Interest                                548,983
  Manager (See Note 3)                    112,912
Other assets                               70,865
                                     ------------
     Total assets                     717,664,235
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                    980,482
  NYLIFE Distributors (See Note 3)        157,607
  Shareholder communication               130,428
  Transfer agent (See Note 3)             112,850
  Professional fees                        45,535
  Custodian                                11,969
  Trustees                                  3,608
Accrued expenses                           13,522
Dividend payable                               13
                                     ------------
     Total liabilities                  1,456,014
                                     ------------
Net assets                           $716,208,221
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share)
  5.35 billion shares authorized     $    716,185
Additional paid-in capital            715,469,358
                                     ------------
                                      716,185,543
Accumulated undistributed net
  investment income                        20,858
Accumulated net realized gain on
  investments                               1,820
                                     ------------
Net assets                           $716,208,221
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $338,884,577
                                     ============
Shares of beneficial interest
  outstanding                         338,886,776
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
SWEEP SHARES
Net assets applicable to
  outstanding shares                 $377,323,644
                                     ============
Shares of beneficial interest
  outstanding                         377,298,008
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============





16    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $   951,722
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,651,930
  Distribution--Sweep Shares Class
     (See Note 3)                         495,982
  Service--Sweep Shares Class (See
     Note 3)                              495,982
  Transfer agent--Class I and Sweep
     Shares Class (See Note 3)            368,144
  Shareholder communication                86,831
  Professional fees                        75,061
  Registration                             43,208
  Custodian                                19,323
  Trustees                                 13,846
  Miscellaneous                            18,012
                                      -----------
     Total expenses before
       waiver/reimbursement             3,268,319
  Expense waiver/reimbursement from
     Manager (See Note 3)              (2,354,879)
                                      -----------
  Net expenses                            913,440
                                      -----------
Net investment income                      38,282
                                      -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments            1,820
                                      -----------
Net increase in net assets resulting
  from operations                     $    40,102
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                       2010           2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $      38,282  $   2,038,543
 Net realized gain on
  investments                         1,820         15,133
                              ----------------------------
 Net increase in net assets
  resulting from operations          40,102      2,053,676
                              ----------------------------
Dividends to shareholders:
 From net investment
  income:
    Class I                         (18,216)    (1,371,226)
    Sweep Shares Class              (19,930)      (662,845)
                              ----------------------------
 Total dividends to
  shareholders                      (38,146)    (2,034,071)
                              ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        507,589,520    984,223,558
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends          38,050      2,028,176
 Cost of shares redeemed       (578,483,516)  (982,684,375)
                              ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (70,855,946)     3,567,359
                              ----------------------------
    Net increase (decrease)
     in net assets              (70,853,990)     3,586,964
NET ASSETS:
Beginning of period             787,062,211    783,475,247
                              ----------------------------
End of period                 $ 716,208,221  $ 787,062,211
                              ============================
Accumulated undistributed
 net investment income at
 end of period                $      20,858  $      20,722
                              ============================





18    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                               CLASS I
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                                 YEAR ENDED OCTOBER 31,
                                        2010*            2009            2008            2007            2006            2005
Net asset value at beginning of
  period                              $   1.00         $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                      --------         --------        --------        --------        --------        --------
Net investment income                     0.00 ++          0.00 ++         0.03            0.05            0.04            0.02
Net realized and unrealized gain
  (loss) on investments                   0.00 ++          0.00 ++         0.00 ++        (0.00) ++          --           (0.00)++
                                      --------         --------        --------        --------        --------        --------
Total from investment operations          0.00 ++          0.00 ++         0.03            0.05            0.04            0.02
                                      --------         --------        --------        --------        --------        --------
Less dividends:
  From net investment income             (0.00)++         (0.00)++        (0.03)          (0.05)          (0.04)          (0.02)
                                      --------         --------        --------        --------        --------        --------
Net asset value at end of period      $   1.00         $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                      ========         ========        ========        ========        ========        ========
Total investment return                   0.00%+(a)        0.36%           2.66%           4.93%           4.39%           2.42%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.01%++          0.36%           2.66%           4.82%           4.32%           2.40%
  Net expenses                            0.24%++          0.50%           0.50%           0.50%           0.50%           0.50%
  Expenses (before waiver)                0.60%++          0.65%           0.57%           0.57%           0.54%           0.59%
Net assets at end of period (in
  000's)                              $338,885         $382,535        $347,264        $350,717        $253,013        $232,187




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
+    Less than one-tenth percent.
(a)  Total return is not annualized.




20    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  SWEEP SHARES
      ----------------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                                       YEAR ENDED OCTOBER 31,
         2010*              2009              2008              2007              2006              2005

       $   1.00           $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
       --------           --------          --------          --------          --------          --------
           0.00 ++            0.00 ++           0.02              0.04              0.04              0.02
           0.00 ++            0.00 ++           0.00 ++          (0.00)++             --             (0.00)++
       --------           --------          --------          --------          --------          --------
           0.00 ++            0.00 ++           0.02              0.04              0.04              0.02
       --------           --------          --------          --------          --------          --------
          (0.00)++           (0.00)++          (0.02)            (0.04)            (0.04)            (0.02)
       --------           --------          --------          --------          --------          --------
       $   1.00           $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
       ========           ========          ========          ========          ========          ========
           0.00%+(a)          0.15%             2.15%             4.41%             3.88%             1.91%
           0.01%++            0.16%             2.10%             4.32%             3.82%             1.90%
           0.24%++            0.71%             1.00%             1.00%             1.00%             1.00%
           1.10%++            1.15%             1.07%             1.07%             1.04%             1.09%
       $377,324           $404,528          $436,211          $373,383          $311,020          $271,039




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Cash Reserves Fund (the "Fund"), a diversified fund. The Fund is the successor of the MainStay Cash Reserves Fund, a series of Eclipse Funds Inc. (the "Predecessor Fund"). The reorganization of the Predecessor Fund with and into the Fund, which was not subject to shareholder approval under applicable law, occurred on February 26, 2010. All information regarding and references to periods prior to the commencement of operations of the Fund relate to the Predecessor Fund.

The Fund currently offers two classes of shares. Class I shares commenced operations on January 2, 1991. The Sweep Shares commenced operations on December 8, 1998. The Fund's No-Load Class shares were redesignated as Class I shares on January 1, 2004. Class I shares and the Sweep Shares are offered at net asset value ("NAV") without imposition of a front-end sales charge or a contingent deferred sales charge. Each class of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and the same terms and conditions, except that the classes are subject to different distribution fee rates. The Sweep Shares bear distribution and service fee payments under a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act. In addition, the Sweep Shares shareholders bear service fee payments under a shareholder service plan. Class I shares of the Fund are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

22    MainStay Cash Reserves Fund

For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distributions of net realized capital gains, at least annually, if any. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned

                                                   mainstayinvestments.com    23
subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.45% on assets up to $500 million, 0.40% on assets from $500 million to $1 billion and 0.35% on assets in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.43% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following percentages of average daily net assets: Class I, 0.50%; and Sweep Shares, 1.00%. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $1,651,930 and waived/reimbursed its fees in the amount of $2,354,879.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Fund's distributor and principal underwriter. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Trust, with respect to the Sweep Shares of the Fund, has adopted a distribution and service plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. The Plan provides that distribution and service fees payable there under are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's Sweep Shares and service activities. Class I shares of the Fund are not subject to a distribution or service fee.

Pursuant to the Plan, the Distributor, NYLIFE Securities Inc., an indirect, wholly-owned subsidiary of New York Life, or any other broker-dealer or other financial institution, are entitled to receive a monthly distribution fee, which is an expense of the Plan of the Fund, for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares for account sweep and other distribution-related and shareholder services.

In accordance with a separate Shareholder Service Plan, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Sweep Shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares of the Fund.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Class I                                $176,047
-----------------------------------------------
Sweep Shares                            192,097
-----------------------------------------------





24    MainStay Cash Reserves Fund

(D) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class I                            $5,419,966  1.6%
--------------------------------------------------



(F) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $19,485.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                     $2,034,071
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS:


 CLASS I (AT $1 PER SHARE)                 SHARES
Six-month period ended April 30,
  2010:
Shares sold                           439,058,919
Shares issued to shareholders in
  reinvestment of dividends                18,124
Shares redeemed                      (482,728,105)
                                     ------------
Net decrease                          (43,651,062)
                                     ============
Year ended October 31, 2009:
Shares sold                           834,415,285
Shares issued to shareholders in
  reinvestment of dividends             1,365,331
Shares redeemed                      (800,519,531)
                                     ------------
Net increase                           35,261,085
                                     ============


 SWEEP SHARES CLASS (AT $1 PER
 SHARE)                                    SHARES

Six-month period ended April 30,
  2010:

Shares sold                            68,530,601

Shares issued to shareholders in
  reinvestment of dividends                19,926

Shares redeemed                       (95,755,411)
                                     ------------


  Net decrease                        (27,204,884)
                                     ============


Year ended October 31, 2009:

Shares sold                           149,808,273

Shares issued to shareholders in
  reinvestment of dividends               662,845

Shares redeemed                      (182,164,844)
                                     ------------


Net decrease                          (31,693,726)
                                     ============




NOTE 7--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.


                                                   mainstayinvestments.com    25

NOTE 8--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


26    MainStay Cash Reserves Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Funds' website at
mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18327 MS121-10                                         MSCR10-06/10
                                                                              B2

(MAINSTAY INVESTMENTS LOGO)

     MAINSTAY ASSET ALLOCATION FUNDS

     MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

     Unaudited - April 30, 2010

     MainStay Conservative Allocation Fund
     MainStay Growth Allocation Fund
     MainStay Moderate Allocation Fund
     MainStay Moderate Growth Allocation Fund

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

     MAINSTAY ASSET ALLOCATION FUNDS

     SEMIANNUAL REPORT

     Unaudited - April 30, 2010

     MainStay Conservative Allocation Fund
     MainStay Growth Allocation Fund
     MainStay Moderate Allocation Fund
     MainStay Moderate Growth Allocation Fund

     TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
MAINSTAY CONSERVATIVE ALLOCATION FUND       5
---------------------------------------------
MAINSTAY GROWTH ALLOCATION FUND            19
---------------------------------------------
MAINSTAY MODERATE ALLOCATION FUND          33
---------------------------------------------
MAINSTAY MODERATE GROWTH ALLOCATION FUND   47
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              61
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        74
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       74



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO EACH FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF EACH FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF EACH FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

MAINSTAY CONSERVATIVE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          1.78%    16.00%    3.91%      3.65%
Excluding sales charges     7.70     22.75     5.09       4.81




(With sales charges)


(LINE GRAPH)

                                                                     BARCLAYS CAPITAL
              MAINSTAY CONSERVATIVE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                 ALLOCATION FUND          INDEX          INDEX          BOND INDEX
              ---------------------    ----------    ------------    ----------------
4/4/05                 9450               10000          10000             10000
                       9356                9846           9879             10114
                      10157               11364          13187             10186
                      11155               13096          15800             10935
                      11425               12483          15519             11686
                       9771                8075           8883             12134
4/30/10               11994               11212          11941             13141



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          1.72%    15.94%    3.91%      3.65%
Excluding sales charges     7.64     22.69     5.09       4.81




(With sales charges)


(LINE GRAPH)

                                                                                BARCLAYS CAPITAL
                         MAINSTAY CONSERVATIVE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            ALLOCATION FUND          INDEX          INDEX          BOND INDEX
                         ---------------------    ----------    ------------    ----------------
4/4/05                           23625               25000          25000             25000
                                 23389               24616          24697             25285
                                 25392               28411          32967             25464
                                 27889               32740          39499             27338
                                 28563               31209          38797             29215
                                 24438               20188          22206             30336
4/30/10                          29984               28030          29853             32853



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          2.34%    16.82%    3.99%      3.87%
Excluding sales charges     7.34     21.82     4.33       4.04




(With sales charges)


(LINE GRAPH)

                                          S&P                         BARCLAYS CAPITAL
            MAINSTAY CONSERVATIVE    500(R) INDEX         MSCI         U.S. AGGREGATE
               ALLOCATION FUND                       EAFE(R) INDEX       BOND INDEX
            ---------------------    ------------    -------------    ----------------
4/4/05              10000                10000           10000              10000
                     9890                 9846            9879              10114
                    10667                11364           13187              10186
                    11626                13096           15800              10935
                    11816                12483           15519              11686
                    10035                 8075            8883              12134
4/30/10             12125                11212           11941              13141








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For

THE FOOTNOTE ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          6.34%    20.82%    4.33%      4.04%
Excluding sales charges     7.34     21.82     4.33       4.04




(With sales charges)


(LINE GRAPH)

                                            S&P                         BARCLAYS CAPITAL
              MAINSTAY CONSERVATIVE    500(R) INDEX         MSCI         U.S. AGGREGATE
                 ALLOCATION FUND                       EAFE(R) INDEX       BOND INDEX
              ---------------------    ------------    -------------    ----------------
4/4/05                10000                10000           10000              10000
                       9890                 9846            9879              10114
                      10657                11364           13187              10186
                      11626                13096           15800              10935
                      11826                12483           15519              11686
                      10034                 8075            8883              12134
4/30/10               12224                11212           11941              13141



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
                            7.83%    22.97%    5.44%      5.15%




(With sales charges)


(LINE GRAPH)

                                                                            S&P                         BARCLAYS CAPITAL
                                              MAINSTAY CONSERVATIVE    500(R) INDEX         MSCI         U.S. AGGREGATE
                                                 ALLOCATION FUND                       EAFE(R) INDEX       BOND INDEX
                                              ---------------------    ------------    -------------    ----------------
4/4/05                                                10000                10000           10000              10000
                                                       9900                 9846            9879              10114
                                                      10800                11364           13187              10186
                                                      11910                13096           15800              10935
                                                      12231                12483           15519              11686
                                                      10492                 8075            8883              12134
4/30/10                                               12902                11212           11941              13141







 BENCHMARK PERFORMANCE                                                 SIX      ONE      FIVE      SINCE
                                                                     MONTHS     YEAR    YEARS    INCEPTION
S&P 500(R) Index(3)                                                   15.66%   38.84%    2.63%      2.28%
MSCI EAFE(R) Index(4)                                                  2.48    34.43     3.86       3.56
Barclays Capital U.S. Aggregate Bond Index(5)                          2.54     8.30     5.38       5.53
Average Lipper mixed-asset target allocation conservative fund(6)      7.24    22.59     3.65       3.63






   information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper mixed-asset target allocation conservative fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the reminder invested in bonds, cash and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Conservative Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONSERVATIVE ALLOCATION FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,077.00        $2.57          $1,022.30         $2.51
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,076.40        $2.16          $1,022.70         $2.11
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,073.40        $6.43          $1,018.60         $6.26
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,073.40        $6.43          $1,018.60         $6.26
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,078.30        $0.88          $1,024.00         $0.85
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.42% for Class A, 1.25% for Class B and Class C and 0.17% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                    mainstayinvestments.com    7

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Total Return                                    52.5
Growth of Capital                                 23
Current Income                                    18
Capital Appreciation                             6.3
Other Assets, Less Liabilities                   0.2




 See Portfolio of Investments on page 11 for specific holdings within these categories.



8    MainStay Conservative Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY CONSERVATIVE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 7.70% for Investor Class shares, 7.64% for Class A shares and 7.34% for Class B and Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 7.83%. All share classes outperformed the 7.24% return of the average Lipper(1) mixed-asset target allocation conservative fund for the six months ended April 30, 2010. All share classes underperformed the 15.66% return of the S&P 500(R) Index(2) for the same six-month period. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These asset-class differences accounted for much of the Fund's underperformance of the S&P 500(R) Index. Even with the Fund's asset-allocation targets taken into account, however, performance was moderately below our expectations. Disappointing results from several Underlying Funds, particularly those that use quantitative stock selection, contributed to the shortfall.
The Fund also had negative beta exposure (or lower volatility than the market as a whole) in a period when the stock market was rising. In addition, the Fund suffered from a slight bias toward growth-oriented stocks in a period when value stocks were in favor. Despite these shortcomings, the Fund outperformed its average Lipper peer fund.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underly-ing Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, these techniques were generally unsuccessful, as they steered the Fund into Underlying Funds that collectively underperformed the S&P 500(R) Index after adjusting for Underlying Fund expenses and strategic allocation policy.

Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3)

It is usually difficult to identify any single factor that had a disproportionate effect on the Fund's relative performance, but during the reporting period, one theme had a distinctive impact. We tilted the Fund toward Underlying Funds that prized earnings stability, because higher-quality stocks with stable earnings have historically been rewarded with higher returns than lower-quality stocks with earnings that are less stable. Unfortunately, when the global equity mar-kets turned positive in the spring of 2009, investors aggressively bought the riskiest and lowest-quality securities in anticipation that these securities would benefit most from a recovery. This trend persisted throughout the reporting period, and stocks with negative earnings and cash flows were among the best performers. This so-called junk rally served as a significant drag on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

The most significant change we made during the reporting period was a gradual, protracted shift away from large-cap growth-oriented Underlying Funds toward Underlying Funds with a more neutral style and capitalization focus. Specifically, we reduced the Fund's allocations to MainStay Large Cap Growth Fund, MainStay Growth Equity Fund and MainStay 130/30 Growth Fund and increased the Fund's allocations to MainStay Epoch U.S. All Cap Fund and, to a lesser degree, to MainStay 130/30 Core Fund. This shift had a positive impact on the Fund's perfor-mance, as value-oriented smaller-capitalization stocks outpaced growth-oriented larger-cap stocks as the

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                    mainstayinvestments.com    9
reporting period progressed. We have substantially reduced the Fund's exposure to growth-oriented stocks over the past two and a half years. At the end of the current reporting period, the Fund was evenly positioned between growth and value.

During the reporting period, the Fund initiated new positions in MainStay Epoch Global Choice Fund and MainStay Convertible Fund. We chose MainStay Epoch Global Choice Fund to further diversify the Fund across management strategies and to enhance the Fund's exposure to desirable cash flow metrics. MainStay Convertible Fund was chosen to increase the Fund's overall responsiveness to movements in the equity market while incrementally lowering the Fund's average credit quality and duration.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

MainStay U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund generated the highest total returns among the Underlying Equity Funds in which the Fund invested, as these Underlying Funds reached furthest down the capitalization spectrum. The worst returns came from Underlying Funds that invest abroad, namely MainStay ICAP International Fund and MainStay 130/30 International Fund. These Underlying Equity Funds were hampered not only by comparatively weak overseas returns in local currencies but also by a strengthening U.S. dollar.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay MAP Fund and MainStay Large Cap Growth Fund were the strongest contributors to the Fund's absolute performance.

During the reporting period, no Underlying Equity Funds in which the Fund invested provided negative returns. The weakest contributions to the Fund's performance came from two of its smallest positions, MainStay S&P 500 Index Fund and MainStay Epoch Global Choice Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND DURING THE SIX MONTHS ENDED APRIL 30, 2010?

U.S. Treasury yields were largely unchanged over the course of the reporting period. Signs of economic strength, improving corporate profitability and a large supply of new issuance threatened to push rates higher. These factors, however, were offset by concerns about corporate and sovereign default risk (holding company Dubai World and Greece were notable examples) and by questions about the sustainability of the economic recovery. Lower-quality fixed-income securities generally outperformed higher-quality fixed-income securities as credit spreads(4) narrowed, driving bond prices higher.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In anticipation that Treasury rates would ultimately rise and that credit spreads would continue to narrow from the wider-than-normal levels we had observed, we shortened the Fund's duration and reestablished a bias toward lower-quality instruments. We implemented these strategies primarily by increasing the Fund's holdings in MainStay Floating Rate Fund, MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund, both of which benefited from the contraction in credit spreads that accompanied the economic recovery. MainStay Indexed Bond Fund and Main-Stay Intermediate Term Bond Fund were the worst-performing Underlying Fixed Income Funds, as both invest in higher-quality debt instruments. Still, both of these Underlying Fixed Income Funds posted positive results during the reporting period.


4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Conservative Allocation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                   SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES 99.8%+
-------------------------------------------------------

EQUITY FUNDS 39.4%
MainStay 130/30 Core Fund
  Class I                       1,667,187  $ 12,103,778
MainStay 130/30 Growth Fund
  Class I (a)                     114,602       915,673
MainStay 130/30 International
  Fund Class I                    518,068     3,274,189
MainStay Common Stock Fund
  Class I                         724,242     7,944,935
MainStay Epoch Global Choice
  Fund Class I                     68,872       973,158
MainStay Epoch U.S. All Cap
  Fund Class I                    417,716     9,202,281
MainStay Growth Equity Fund
  Class I (b)                      49,708       510,000
MainStay ICAP Equity Fund
  Class I                         203,824     6,978,928
MainStay ICAP International
  Fund Class I                    120,111     3,293,443
MainStay ICAP Select Equity
  Fund Class I                    210,985     6,981,495
MainStay International Equity
  Fund Class I                    227,422     2,790,469
MainStay Large Cap Growth Fund
  Class I (a)                   1,404,809     9,117,211
MainStay MAP Fund Class I         328,737     9,848,948
MainStay S&P 500 Index Fund
  Class I                           3,739       102,662
MainStay U.S. Small Cap Fund
  Class I (a)                     300,155     4,571,365
                                           ------------
Total Equity Funds
  (Cost $70,150,353)                         78,608,535
                                           ------------


FIXED INCOME FUNDS 60.4%
MainStay Convertible Fund
  Class I                         117,622     1,752,572
MainStay Floating Rate Fund
  Class I (b)                   1,998,043    18,701,684
MainStay High Yield Corporate
  Bond Fund Class I             1,248,994     7,219,186
MainStay High Yield
  Opportunities Fund Class I
  (b)                             839,428     9,947,216
MainStay Indexed Bond Fund
  Class I (b)                   5,093,837    57,916,923
MainStay Intermediate Term
  Bond Fund Class I             2,361,375    24,818,056
                                           ------------
Total Fixed Income Funds
  (Cost $114,424,742)                       120,355,637
                                           ------------
Total Affiliated Investment
  Companies
  (Cost $184,575,095)                       198,964,172
                                           ------------
Total Investments
  (Cost $184,575,095) (c)            99.8%  198,964,172
Other Assets, Less Liabilities        0.2       367,094
                                ---------  ------------

Net Assets                          100.0% $199,331,266
                                =========  ============





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying
     Funds share class (See Note 3).
(c)  At April 30, 2010, cost is $192,695,168
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $14,804,706
Gross unrealized depreciation       (8,535,702)
                                   -----------
Net unrealized appreciation        $ 6,269,004
                                   ===========



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
Affiliated Investment Companies
  Equity Funds                                 $ 78,608,535     $     --      $     --  $ 78,608,535
  Fixed Income Funds                            120,355,637           --            --   120,355,637
                                               ------------     --------      --------  ------------
Total Investments in Securities                $198,964,172          $--           $--  $198,964,172
                                               ============     ========      ========  ============




At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $184,575,095)                 $198,964,172
Cash                                      228,669
Receivables:
  Fund shares sold                        693,155
  Manager (See Note 3)                      7,740
Other assets                               58,386
                                     ------------
     Total assets                     199,952,122
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         228,669
  Fund shares redeemed                    219,312
  NYLIFE Distributors (See Note 3)         72,869
  Transfer agent (See Note 3)              45,018
  Shareholder communication                31,213
  Professional fees                        18,053
  Custodian                                 1,839
  Trustees                                    572
Accrued expenses                            3,311
                                     ------------
     Total liabilities                    620,856
                                     ------------
Net assets                           $199,331,266
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     18,954
Additional paid-in capital            201,019,845
                                     ------------
                                      201,038,799
Accumulated undistributed net
  investment income                       272,401
Accumulated net realized loss on
  investments                         (16,369,011)
Net unrealized appreciation on
  investments                          14,389,077
                                     ------------
Net assets                           $199,331,266
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 30,874,450
                                     ============
Shares of beneficial interest
  outstanding                           2,932,372
                                     ============
Net asset value per share
  outstanding                        $      10.53
Maximum sales charge (5.50% of
  offering price)                            0.61
                                     ------------
Maximum offering price per share
  outstanding                        $      11.14
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $108,222,404
                                     ============
Shares of beneficial interest
  outstanding                          10,283,565
                                     ============
Net asset value per share
  outstanding                        $      10.52
Maximum sales charge (5.50% of
  offering price)                            0.61
                                     ------------
Maximum offering price per share
  outstanding                        $      11.13
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 30,090,243
                                     ============
Shares of beneficial interest
  outstanding                           2,868,899
                                     ============
Net asset value and offering price
  per share outstanding              $      10.49
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 25,064,947
                                     ============
Shares of beneficial interest
  outstanding                           2,389,655
                                     ============
Net asset value and offering price
  per share outstanding              $      10.49
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  5,079,222
                                     ============
Shares of beneficial interest
  outstanding                             479,831
                                     ============
Net asset value and offering price
  per share outstanding              $      10.59
                                     ============





12    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $ 2,736,181
                                      -----------
EXPENSES:
  Distribution/Service--Investor
     Class (See Note 3)                    34,165
  Distribution/Service--Class A (See
     Note 3)                              124,898
  Distribution/Service--Class B (See
     Note 3)                              141,826
  Distribution/Service--Class C (See
     Note 3)                              116,076
  Transfer agent (See Note 3)             131,992
  Registration                             36,632
  Shareholder communication                28,494
  Professional fees                        24,065
  Custodian                                 5,891
  Trustees                                  3,090
  Miscellaneous                             6,984
                                      -----------
     Total expenses before
       reimbursement                      654,113
  Expense reimbursement from Manager
     (See Note 3)                         (48,828)
                                      -----------
     Net expenses                         605,285
                                      -----------
Net investment income                   2,130,896
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Affiliated investment company
  transactions                          1,539,195
Capital gain distributions from
  affiliated investment companies         170,914
                                      -----------
Net realized gain on investments
  from affiliated investment
  companies                             1,710,109
                                      -----------
Net change in unrealized
  appreciation on investments           9,506,014
                                      -----------
Net realized and unrealized gain on
  investments and investments          11,216,123
                                      -----------
Net increase in net assets resulting
  from operations                     $13,347,019
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  2,130,896  $  4,200,073
 Net realized gain (loss)
  on investments from
  affiliated investment
  company transactions           1,710,109   (16,459,425)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    9,506,014    37,036,092
                              --------------------------
 Net increase in net assets
  resulting from operations     13,347,019    24,776,740
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Investor Class                (342,562)     (612,952)
    Class A                     (1,297,693)   (2,538,185)
    Class B                       (251,076)     (547,178)
    Class C                       (208,197)     (421,361)
    Class I                        (35,806)      (33,989)
                              --------------------------
                                (2,135,334)   (4,153,665)
                              --------------------------
 From net realized gain on
  investments:
    Investor Class                      --      (229,524)
    Class A                             --    (1,061,186)
    Class B                             --      (300,341)
    Class C                             --      (243,454)
    Class I                             --       (14,819)
                              --------------------------
                                        --    (1,849,324)
                              --------------------------
 Total dividends and
  distributions to
  shareholders                  (2,135,334)   (6,002,989)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        35,489,990    45,550,701
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              1,949,834     5,476,884
 Cost of shares redeemed       (19,135,666)  (44,781,922)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         18,304,158     6,245,663
                              --------------------------
    Net increase in net
     assets                     29,515,843    25,019,414
NET ASSETS:
Beginning of period            169,815,423   144,796,009
                              --------------------------
End of period                 $199,331,266  $169,815,423
                              ==========================
Accumulated undistributed
 net investment income at
 end of period                $    272,401  $    276,963
                              ==========================





14    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $  9.90           $  8.76             $ 10.69
                                       -------           -------             -------
Net investment income (a)                 0.13              0.27                0.19
Net realized and unrealized gain
  (loss) on investments                   0.63              1.25               (1.91)
                                       -------           -------             -------
Total from investment operations          0.76              1.52               (1.72)
                                       -------           -------             -------
Less dividends and distributions:
  From net investment income             (0.13)            (0.27)              (0.21)
  From net realized gain on
     investments                            --             (0.11)                 --
                                       -------           -------             -------
Total dividends and distributions        (0.13)            (0.38)              (0.21)
                                       -------           -------             -------
Net asset value at end of period       $ 10.53           $  9.90             $  8.76
                                       =======           =======             =======
Total investment return (d)               7.70%(b)         18.01%             (16.36%)(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   2.53%++           2.98%               2.72% ++
  Net expenses (e)                        0.50%++           0.50%               0.50% ++
  Expenses (before reimbursement)
     (e)                                  0.62%++           0.74%               0.62% ++
Portfolio turnover rate                     17%               36%                 35%
Net assets at end of period (in
  000's)                               $30,874           $25,216             $17,140




                                                                              CLASS B
                                     -----------------------------------------------------------------------------------------
                                                                                                                     APRIL 4,
                                     SIX MONTHS                                                                       2005**
                                        ENDED                                                                        THROUGH
                                      APRIL 30,                       YEAR ENDED OCTOBER 31,                       OCTOBER 31,
                                        2010*            2009           2008           2007           2006             2005
Net asset value at beginning of
  period                               $  9.86         $  8.73        $ 11.42        $ 10.78        $ 10.18           $10.00
                                       -------         -------        -------        -------        -------           ------
Net investment income (a)                 0.09            0.20           0.22           0.26           0.22             0.10
Net realized and unrealized gain
  (loss) on investments                   0.63            1.24          (2.39)          0.73           0.65             0.10 (c)
                                       -------         -------        -------        -------        -------           ------
Total from investment operations          0.72            1.44          (2.17)          0.99           0.87             0.20
                                       -------         -------        -------        -------        -------           ------
Less dividends and distributions:
  From net investment income             (0.09)          (0.20)         (0.39)         (0.18)         (0.27)           (0.02)
  From net realized gain on
     investments                            --           (0.11)         (0.13)         (0.17)         (0.00)++            --
                                       -------         -------        -------        -------        -------           ------
Total dividends and distributions        (0.09)          (0.31)         (0.52)         (0.35)         (0.27)           (0.02)
                                       -------         -------        -------        -------        -------           ------
Net asset value at end of period       $ 10.49         $  9.86        $  8.73        $ 11.42        $ 10.78           $10.18
                                       =======         =======        =======        =======        =======           ======
Total investment return (d)               7.34%(b)       17.09%        (19.78%)         9.37%          8.67%            2.02%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.75%++         2.25%          2.11%          2.38%          2.07%            1.68%++
  Net expenses (e)                        1.25%++         1.25%          1.25%          1.23%          1.28%            1.35%++
  Expenses (before reimbursement)
     (e)                                  1.37%++         1.48%          1.33%          1.23%          1.36%            2.30%++
Portfolio turnover rate                     17%             36%            35%            10%            33%               3%
Net assets at end of period (in
  000's)                               $30,090         $27,417        $23,226        $20,919        $13,426           $9,100



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.




16    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    CLASS A
      ---------------------------------------------------------------------------------------------------
                                                                                                APRIL 4,
      SIX MONTHS                                                                                 2005**
         ENDED                                                                                  THROUGH
       APRIL 30,                            YEAR ENDED OCTOBER 31,                            OCTOBER 31,
         2010*              2009             2008             2007             2006               2005

       $   9.90           $  8.76          $ 11.47          $ 10.80          $ 10.21            $ 10.00
       --------           -------          -------          -------          -------            -------
           0.13              0.27             0.30             0.34             0.28               0.14
           0.62              1.25            (2.39)            0.73             0.65               0.11 (c)
       --------           -------          -------          -------          -------            -------
           0.75              1.52            (2.09)            1.07             0.93               0.25
       --------           -------          -------          -------          -------            -------

          (0.13)            (0.27)           (0.49)           (0.23)           (0.34)             (0.04)
             --             (0.11)           (0.13)           (0.17)           (0.00)++              --
       --------           -------          -------          -------          -------            -------
          (0.13)            (0.38)           (0.62)           (0.40)           (0.34)             (0.04)
       --------           -------          -------          -------          -------            -------
       $  10.52           $  9.90          $  8.76          $ 11.47          $ 10.80            $ 10.21
       ========           =======          =======          =======          =======            =======
           7.64%(b)         18.05%          (19.14%)          10.22%            9.36%              2.49%(b)

           2.58%++           3.06%            2.91%            3.12%            2.71%              2.43%++
           0.42%++           0.47%            0.49%            0.48%            0.53%              0.60%++
           0.42%++           0.47%            0.49%            0.48%            0.61%              1.55%++
             17%               36%              35%              10%              33%                 3%
       $108,222           $94,643          $84,434          $80,018          $40,889            $13,350



                                                    CLASS C
      --------------------------------------------------------------------------------------------------
                                                                                               APRIL 4,
      SIX MONTHS                                                                                2005**
         ENDED                                                                                 THROUGH
       APRIL 30,                            YEAR ENDED OCTOBER 31,                           OCTOBER 31,
         2010*              2009             2008             2007            2006               2005

        $  9.86           $  8.73          $ 11.42          $ 10.78          $10.18             $10.00
        -------           -------          -------          -------          ------             ------
           0.09              0.21             0.22             0.26            0.21               0.10
           0.63              1.23            (2.39)            0.73            0.66               0.10 (c)
        -------           -------          -------          -------          ------             ------
           0.72              1.44            (2.17)            0.99            0.87               0.20
        -------           -------          -------          -------          ------             ------

          (0.09)            (0.20)           (0.39)           (0.18)          (0.27)             (0.02)
             --             (0.11)           (0.13)           (0.17)          (0.00)++              --
        -------           -------          -------          -------          ------             ------
          (0.09)            (0.31)           (0.52)           (0.35)          (0.27)             (0.02)
        -------           -------          -------          -------          ------             ------
        $ 10.49           $  9.86          $  8.73          $ 11.42          $10.78             $10.18
        =======           =======          =======          =======          ======             ======
           7.34%(b)         17.09%          (19.79%)           9.37%           8.67%              2.02%(b)

           1.76%++           2.29%            2.12%            2.38%           2.02%              1.68%++
           1.25%++           1.25%            1.25%            1.23%           1.28%              1.35%++
           1.37%++           1.48%            1.33%            1.23%           1.36%              2.30%++
             17%               36%              35%              10%             33%                 3%
        $25,065           $21,498          $18,846          $17,628          $8,066             $2,900




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                             CLASS I
                                     --------------------------------------------------------------------------------------
                                                                                                                  APRIL 4,
                                     SIX MONTHS                                                                    2005**
                                        ENDED                                                                     THROUGH
                                      APRIL 30,                      YEAR ENDED OCTOBER 31,                     OCTOBER 31,
                                        2010*           2009           2008          2007          2006             2005
Net asset value at beginning of
  period                               $ 9.95          $ 8.81        $ 11.54        $10.85        $10.21           $10.00
                                       ------          ------        -------        ------        ------           ------
Net investment income (a)                0.15            0.30           0.33          0.36          0.33             0.15
Net realized and unrealized gain
  (loss) on investments                  0.63            1.24          (2.41)         0.75          0.68             0.11 (c)
                                       ------          ------        -------        ------        ------           ------
Total from investment operations         0.78            1.54          (2.08)         1.11          1.01             0.26
                                       ------          ------        -------        ------        ------           ------
Less dividends and distributions:
  From net investment income            (0.14)          (0.29)         (0.52)        (0.25)        (0.37)           (0.05)
  From net realized gain on
     investments                           --           (0.11)         (0.13)        (0.17)        (0.00)++            --
                                       ------          ------        -------        ------        ------           ------
Total dividends and distributions       (0.14)          (0.40)         (0.65)        (0.42)        (0.37)           (0.05)
                                       ------          ------        -------        ------        ------           ------
Net asset value at end of period       $10.59          $ 9.95        $  8.81        $11.54        $10.85           $10.21
                                       ======          ======        =======        ======        ======           ======
Total investment return (d)              7.83%(b)       18.23%        (18.90%)       10.47%        10.13%            2.57%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  2.88%++         3.37%          3.16%         3.30%         3.15%            2.78%++
  Net expenses (e)                       0.17%++         0.22%          0.23%         0.25%         0.25%            0.25%++
  Expenses (before reimbursement)
     (e)                                 0.17%++         0.22%          0.28%         0.35%         0.33%            1.20%++
Portfolio turnover rate                    17%             36%            35%           10%           33%               3%
Net assets at end of period (in
  000's)                               $5,079          $1,041        $ 1,150        $1,108        $  607           $   10




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.




18    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          6.02%    27.48%    2.17%      1.63%
Excluding sales charges    12.19     34.90     3.33       2.77




(With sales charges)


(LINE GRAPH)

              MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
              ALLOCATION FUND       INDEX          INDEX
              ---------------    ----------    ------------
4/4/05              9450            10000          10000
                    9214             9846           9879
                   11081            11364          13187
                   12646            13096          15800
                   12469            12483          15519
                    8046             8075           8883
4/30/10            10854            11212          11941



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          6.04%    27.51%    2.18%      1.64%
Excluding sales charges    12.22     34.93     3.34       2.78




(With sales charges)


(LINE GRAPH)

                         MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                         ALLOCATION FUND       INDEX          INDEX
                         ---------------    ----------    ------------
4/4/05                        23625            25000          25000
                              23034            24616          24697
                              27703            28411          32967
                              31616            32740          39499
                              31147            31209          38797
                              20118            20188          22206
4/30/10                       27145            28030          29853



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          6.79%    28.79%    2.16%      1.80%
Excluding sales charges    11.79     33.79     2.53       1.98




(With sales charges)


(LINE GRAPH)

            MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
            ALLOCATION FUND       INDEX          INDEX
            ---------------    ----------    ------------
4/4/05           10000            10000          10000
                  9750             9846           9879
                 11637            11364          13187
                 13174            13096          15800
                 12881            12483          15519
                  8256             8075           8883
4/30/10          10947            11212          11941








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    19

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges         10.65%    32.74%    2.55%      2.00%
Excluding sales charges    11.65     33.74     2.55       2.00




(With sales charges)


(LINE GRAPH)

              MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
              ALLOCATION FUND       INDEX          INDEX
              ---------------    ----------    ------------
4/4/05             10000            10000          10000
                    9750             9846           9879
                   11647            11364          13187
                   13195            13096          15800
                   12903            12483          15519
                    8267             8075           8883
4/30/10            11057            11212          11941



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL      SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS     MONTHS     YEAR     YEARS     (4/4/05)
--------------------------------------------------------
                  12.31%    35.13%    3.67%      3.10%





(LINE GRAPH)

                               MAINSTAY GROWTH    S&P 500(R)    MSCI EAFE(R)
                               ALLOCATION FUND       INDEX          INDEX
                               ---------------    ----------    ------------
4/4/05                              10000            10000          10000
                                     9750             9846           9879
                                    11809            11364          13187
                                    13516            13096          15800
                                    13345            12483          15519
                                     8639             8075           8883
4/30/10                             11674            11212          11941




BENCHMARK PERFORMANCE                      SIX       ONE      FIVE      SINCE
                                         MONTHS     YEAR     YEARS    INCEPTION
S&P 500(R) Index(3)                      15.66%    38.84%    2.63%      2.28%
MSCI EAFE(R) Index(4)                     2.48     34.43     3.86       3.56
Average Lipper multi-cap core fund(5)    16.13     39.15     3.32       2.63






2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


20    MainStay Growth Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH ALLOCATION FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)

INVESTOR CLASS SHARES          $1,000.00       $1,121.90        $2.63          $1,022.30         $2.51
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,122.20        $2.47          $1,022.50         $2.36
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,117.90        $6.56          $1,018.60         $6.26
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,116.50        $6.56          $1,018.60         $6.26
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,123.10        $1.16          $1,023.70         $1.10
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.47% for Class A, 1.25% for Class B and Class C and 0.22% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                   mainstayinvestments.com    21

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               58.2
Total Return                                    28.8
Capital Appreciation                              13
Other Assets, Less Liabilities                  (0.0)




 See Portfolio Investments on page 25 for specific holdings within these categories.


++ Less than one-tenth of a percent.


22    MainStay Growth Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Growth Allocation Fund returned 12.19% for Investor Class shares, 12.22% for Class A shares, 11.79% for Class B shares and 11.65% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 12.31%. All share classes underperformed the 16.13% return of the average Lipper(1) multi-cap core fund for the six months ended April 30, 2010. All share classes also underperformed the 15.66% return of the S&P 500(R) Index(2) for the same six-month period. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 19 and 20 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels. The Fund's primary benchmark, on the other hand, consists entirely of large-cap U.S. stocks. These asset-class differences accounted for much of the Fund's underperformance of the S&P 500(R) Index. Even with the Fund's asset-allocation targets taken into account, however, performance was substantially below our expectations. Disappointing results from several Underlying Funds, particularly those that use quantitative stock selection, detracted from the Fund's performance relative to the S&P 500(R) Index and the average Lipper peer fund. The Fund also had negative beta exposure (or lower volatility than the market as a whole) in a period when the stock market was rising. In addition, the Fund suffered from a slight bias toward growth-oriented stocks in a period when value stocks were in favor.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underly-ing Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, these techniques were generally unsuccessful, as they steered the Fund into investments in Underlying Funds that collectively underperformed the S&P 500(R) Index after adjusting for Underlying Fund expenses and strategic allocation policy.

It is usually difficult to identify any single factor that had a disproportionate effect on the Fund's relative performance, but during the reporting period, one theme had a distinctive impact. We tilted the Fund toward Underlying Funds that prized earnings stability, because higher-quality stocks with stable earnings have historically been rewarded with higher returns than lower-quality stocks with earnings that are less stable. Unfortunately, when the global equity mar-kets turned positive in the spring of 2009, investors aggressively bought the riskiest and lowest-quality securities in anticipation that these securities would benefit most from a recovery. This trend persisted throughout the reporting period, and stocks with negative earnings and cash flows were among the best performers. This so-called junk rally served as a significant drag on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

The most significant change we made during the reporting period was a gradual, protracted shift away from large-cap growth-oriented Underlying Funds toward Underlying Funds with a more neutral style and capitalization focus. Specifically, we reduced the Fund's allocations to MainStay Large Cap Growth Fund, MainStay Growth Equity Fund and MainStay 130/30 Growth Fund and increased the Fund's allocations to MainStay Epoch U.S. All Cap Fund and, to a lesser degree, to MainStay 130/30 Core Fund. This shift had a positive impact on the Fund's performance, as value-oriented smaller-capitalization stocks outpaced growth-oriented larger-cap stocks as the reporting period progressed. We have substantially reduced the Fund's exposure to growth-oriented stocks over the past two and a half years. At the end of the current reporting period, the Fund was evenly positioned between growth and value.

During the reporting period, the Fund initiated a new position in MainStay Epoch Global Choice Fund. We chose this Underlying Fund to further diversify the


1. See footnote on page 20 for more information on Lipper Inc.
2. See footnote on page 20 for more information on the S&P 500(R) Index.

                                                   mainstayinvestments.com    23

Fund across management strategies and to enhance the Fund's exposure to desirable cash flow metrics.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

MainStay U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund generated the highest total returns among the Underlying Equity Funds in which the Fund invested, as these Underlying Funds reached furthest down the capitalization spectrum. The worst returns came from Underlying Funds that invest abroad, namely MainStay ICAP International Fund and MainStay 130/30 International Fund. These Underlying Equity Funds were hampered not only by comparatively weak overseas returns in local currencies but also by a strengthening U.S. dollar.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay MAP Fund and MainStay Growth Equity Fund were the strongest contributors to the Fund's absolute performance.

During the reporting period, no Underlying Equity Funds in which the Fund invested provided negative returns. The weakest contributions to the Fund's performance came from two of its smallest positions, MainStay S&P 500 Index Fund and MainStay Epoch Global Choice Fund.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

24    MainStay Growth Allocation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                  SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
------------------------------------------------------

EQUITY FUNDS 100.0%
MainStay 130/30 Core Fund
  Class I (a)                  3,810,156  $ 27,661,734
MainStay 130/30 Growth Fund
  Class I (a)(b)                 231,720     1,851,446
MainStay 130/30 International
  Fund Class I (a)             2,106,544    13,313,357
MainStay Common Stock Fund
  Class I (a)                  1,899,495    20,837,461
MainStay Epoch Global Choice
  Fund Class I (a)               290,270     4,101,510
MainStay Epoch U.S. All Cap
  Fund Class I                   910,782    20,064,532
MainStay Growth Equity Fund
  Class I (a)                    169,915     1,743,324
MainStay ICAP Equity Fund
  Class I                        377,916    12,939,843
MainStay ICAP International
  Fund Class I                   486,840    13,349,144
MainStay ICAP Select Equity
  Fund Class I                   391,970    12,970,293
MainStay International Equity
  Fund Class I                   916,933    11,250,770
MainStay Large Cap Growth
  Fund Class I (b)             3,392,903    22,019,941
MainStay MAP Fund Class I        745,329    22,330,044
MainStay S&P 500 Index Fund
  Class I                         22,400       615,097
MainStay U.S. Small Cap Fund
  Class I (a)(b)               1,221,404    18,601,985
                                          ------------
Total Equity Funds
  (Cost $197,774,774)                      203,650,481
                                          ------------
Total Investments
  (Cost $197,774,774)(c)           100.0%  203,650,481
Other Assets, Less
  Liabilities                        0.0++      49,186
                               ---------  ------------
Net Assets                         100.0% $203,699,667
                               =========  ============





+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying
     Funds share class (See Note 3).
(b)  Non-income producing Underlying Fund.
(c)  At April 30, 2010, cost is $207,451,244
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 10,087,349
Gross unrealized depreciation       (13,888,112)
                                   ------------
Net unrealized depreciation        $ (3,800,763)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                              QUOTED PRICES
                                                  IN ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
  Affiliated Investment Companies-Equity
     Funds                                     $203,650,481     $     --      $     --  $203,650,481
                                               ------------     --------      --------  ------------
Total Investments in Securities                $203,650,481          $--           $--  $203,650,481
                                               ============     ========      ========  ============




At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $197,774,774)                 $203,650,481
Receivables:
  Fund shares sold                        305,760
  Investment securities sold               47,747
  Manager (See Note 3)                     20,893
Other assets                               57,126
                                     ------------
     Total assets                     204,082,007
                                     ------------

LIABILITIES:
Due to custodian                           47,746
Payables:
  Fund shares redeemed                    103,481
  Transfer agent (See Note 3)              93,684
  NYLIFE Distributors (See Note 3)         83,359
  Shareholder communication                30,739
  Professional fees                        17,921
  Custodian                                 1,447
  Trustees                                    675
Accrued expenses                            3,288
                                     ------------
     Total liabilities                    382,340
                                     ------------
Net assets                           $203,699,667
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     20,454
Additional paid-in capital            233,438,316
                                     ------------
                                      233,458,770
Accumulated distributions in excess
  of net investment income               (106,652)
Accumulated net realized loss on
  investments                         (35,528,158)
Net unrealized appreciation on
  investments                           5,875,707
                                     ------------
Net assets                           $203,699,667
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 63,725,636
                                     ============
Shares of beneficial interest
  outstanding                           6,368,967
                                     ============
Net asset value per share
  outstanding                        $      10.01
Maximum sales charge (5.50% of
  offering price)                            0.58
                                     ------------
Maximum offering price per share
  outstanding                        $      10.59
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 72,386,362
                                     ============
Shares of beneficial interest
  outstanding                           7,234,757
                                     ============
Net asset value per share
  outstanding                        $      10.01
Maximum sales charge (5.50% of
  offering price)                            0.58
                                     ------------
Maximum offering price per share
  outstanding                        $      10.59
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 53,777,420
                                     ============
Shares of beneficial interest
  outstanding                           5,454,345
                                     ============
Net asset value and offering price
  per share outstanding              $       9.86
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 12,463,881
                                     ============
Shares of beneficial interest
  outstanding                           1,262,445
                                     ============
Net asset value and offering price
  per share outstanding              $       9.87
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  1,346,368
                                     ============
Shares of beneficial interest
  outstanding                             133,265
                                     ============
Net asset value and offering price
  per share outstanding              $      10.10
                                     ============





26    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $ 1,297,389
                                      -----------
EXPENSES:
  Distribution/Service--Investor
     Class (See Note 3)                    74,467
  Distribution/Service--Class A (See
     Note 3)                               83,877
  Distribution/Service--Class B (See
     Note 3)                              258,767
  Distribution/Service--Class C (See
     Note 3)                               57,750
  Transfer agent (See Note 3)             262,622
  Registration                             36,596
  Shareholder communication                28,175
  Professional fees                        25,307
  Custodian                                 5,233
  Trustees                                  3,333
  Miscellaneous                             7,134
                                      -----------
     Total expenses before
       reimbursement                      843,261
  Expense reimbursement from Manager
     (See Note 3)                        (138,639)
                                      -----------
     Net expenses                         704,622
                                      -----------
Net investment income                     592,767
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments
  from affiliated investment
  companies                            (4,042,972)
Net change in unrealized
  depreciation on investments          24,935,141
                                      -----------
Net realized and unrealized gain on
  investments and investments          20,892,169
                                      -----------
Net increase in net assets resulting
  from operations                     $21,484,936
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009



                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $    592,767  $  1,755,484
 Net realized loss on
  investments from
  affiliated investment
  company transactions          (4,042,972)  (29,579,724)
 Net change in unrealized
  depreciation on
  investments                   24,935,141    49,785,066
                              --------------------------
 Net increase in net assets
  resulting from operations     21,484,936    21,960,826
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Investor Class                (316,112)     (704,990)
    Class A                       (373,510)   (1,021,607)
    Class B                             --      (380,935)
    Class C                             --       (78,878)
    Class I                         (9,797)      (16,651)
                              --------------------------
                                  (699,419)   (2,203,061)
                              --------------------------
 From net realized gain on
  investments:
    Investor Class                      --      (391,096)
    Class A                             --      (561,229)
    Class B                             --      (420,672)
    Class C                             --       (86,552)
    Class I                             --        (8,108)
                              --------------------------
                                        --    (1,467,657)
                              --------------------------
 Total dividends and
  distributions to
  shareholders                    (699,419)   (3,670,718)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        20,598,653    39,274,883
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                669,558     3,524,795
 Cost of shares redeemed       (16,349,886)  (32,171,779)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions          4,918,325    10,627,899
                              --------------------------
    Net increase in net
     assets                     25,703,842    28,918,007
NET ASSETS:
Beginning of period            177,995,825   149,077,818
                              --------------------------
End of period                 $203,699,667  $177,995,825
                              ==========================
Accumulated distributions in
 excess of net investment
 income at end of period      $   (106,652) $         --
                              ==========================





28    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     --------------------------------------------------
                                                                           FEBRUARY 28,
                                     SIX MONTHS                               2008**
                                        ENDED           YEAR ENDED            THROUGH
                                      APRIL 30,        OCTOBER 31,          OCTOBER 31,
                                        2010*              2009                2008
Net asset value at beginning of
  period                               $  8.97            $  8.09             $ 11.68
                                       -------            -------             -------
Net investment income (loss) (a)          0.04               0.10                0.01
Net realized and unrealized gain
  (loss) on investments                   1.05               1.00               (3.60)
                                       -------            -------             -------
Total from investment operations          1.09               1.10               (3.59)
                                       -------            -------             -------
Less dividends and distributions:
  From net investment income             (0.05)             (0.14)                 --
  From net realized gain on
     investments                            --              (0.08)                 --
                                       -------            -------             -------
Total dividends and distributions        (0.05)             (0.22)                 --
                                       -------            -------             -------
Net asset value at end of period       $ 10.01            $  8.97             $  8.09
                                       =======            =======             =======
Total investment return (c)             12.19 %(d)          14.13%             (30.74%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)            0.85%++            1.30%               0.19% ++
  Net expenses (e)                        0.50%++            0.50%               0.50% ++
  Expenses (before reimbursement)
     (e)                                  0.73%++            0.88%               0.75% ++
Portfolio turnover rate                     29%                42%                 37%
Net assets at end of period (in
  000's)                               $63,726            $54,578             $38,881




                                                                              CLASS B
                                     -----------------------------------------------------------------------------------------
                                                                                                                     APRIL 4,
                                     SIX MONTHS                                                                       2005**
                                        ENDED                                                                        THROUGH
                                      APRIL 30,                       YEAR ENDED OCTOBER 31,                       OCTOBER 31,
                                        2010*            2009           2008           2007           2006             2005
Net asset value at beginning of
  period                               $  8.82         $  7.94        $ 13.56        $ 11.97        $ 10.47           $10.00
                                       -------         -------        -------        -------        -------           ------
Net investment income (loss) (a)          0.01            0.05          (0.03)         (0.04)         (0.10)           (0.08)
Net realized and unrealized gain
  (loss) on investments                   1.03            0.98          (5.01)          2.07           1.72             0.55 (b)
                                       -------         -------        -------        -------        -------           ------
Total from investment operations          1.04            1.03          (5.04)          2.03           1.62             0.47
                                       -------         -------        -------        -------        -------           ------
Less dividends and distributions:
  From net investment income                --           (0.07)         (0.24)         (0.12)         (0.07)              --
  From net realized gain on
     investments                            --           (0.08)         (0.34)         (0.32)         (0.05)              --
                                       -------         -------        -------        -------        -------           ------
Total dividends and distributions           --           (0.15)         (0.58)         (0.44)         (0.12)              --
                                       -------         -------        -------        -------        -------           ------
Net asset value at end of period       $  9.86         $  8.82        $  7.94        $ 13.56        $ 11.97           $10.47
                                       =======         =======        =======        =======        =======           ======
Total investment return (c)              11.79%(d)       13.32%        (38.65%)        17.44%         15.59%            4.70% (d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)            0.12%++         0.65%         (0.24%)        (0.34%)        (0.91%)          (1.36%)++
  Net expenses (e)                        1.25%++         1.25%          1.25%          1.23%          1.27%            1.37% ++
  Expenses (before reimbursement)
     (e)                                  1.48%++         1.64%          1.44%          1.30%          1.30%            2.59% ++
Portfolio turnover rate                     29%             42%            37%            17%            84%              21%
Net assets at end of period (in
  000's)                               $53,777         $49,206        $42,501        $59,902        $27,770           $8,142



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.




30    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      CLASS A
      ----------------------------------------------------------------------
                                                                   APRIL 4,
      SIX MONTHS                                                    2005**
         ENDED                                                     THROUGH
       APRIL 30,           YEAR ENDED OCTOBER 31, 2009           OCTOBER 31,
         2010*        2009       2008       2007        2006         2005
        $  8.97     $  8.08    $ 13.78    $  12.08    $ 10.51      $ 10.00
        -------     -------    -------    --------    -------      -------
           0.04        0.12       0.07        0.05      (0.03)       (0.04)
           1.05        0.99      (5.11)       2.11       1.74         0.55 (b)
        -------     -------    -------    --------    -------      -------
           1.09        1.11      (5.04)       2.16       1.71         0.51
        -------     -------    -------    --------    -------      -------

          (0.05)      (0.14)     (0.32)      (0.14)     (0.09)          --
             --       (0.08)     (0.34)      (0.32)     (0.05)          --
        -------     -------    -------    --------    -------      -------
          (0.05)      (0.22)     (0.66)      (0.46)     (0.14)          --
        -------     -------    -------    --------    -------      -------
        $ 10.01     $  8.97    $  8.08    $  13.78    $ 12.08      $ 10.51
        =======     =======    =======    ========    =======      =======
          12.22%(d)   14.29%    (38.20%)     18.42%     16.49%        5.10%(d)

           0.88%++     1.55%      0.60%       0.41%     (0.25%)      (0.61%)++
           0.47%++     0.48%      0.49%       0.48%      0.52%        0.62%++
           0.47%++     0.52%      0.57%       0.55%      0.55%        1.84%++
             29%         42%        37%         17%        84%          21%
        $72,386     $62,210    $58,165    $116,123    $54,499      $10,709




                                     CLASS C
      --------------------------------------------------------------------
                                                                 APRIL 4,
      SIX MONTHS                                                  2005**
         ENDED                                                   THROUGH
       APRIL 30,            YEAR ENDED OCTOBER 31,             OCTOBER 31,
         2010*        2009       2008       2007      2006         2005
        $  8.84     $  7.96    $ 13.58    $ 11.97    $10.46       $10.00
        -------     -------    -------    -------    ------       ------
           0.01        0.05      (0.02)     (0.03)    (0.11)       (0.08)
           1.02        0.98      (5.02)      2.08      1.74         0.54 (b)
        -------     -------    -------    -------    ------       ------
           1.03        1.03      (5.04)      2.05      1.63         0.46
        -------     -------    -------    -------    ------       ------

             --       (0.07)     (0.24)     (0.12)    (0.07)          --
             --       (0.08)     (0.34)     (0.32)    (0.05)          --
        -------     -------    -------    -------    ------       ------
             --       (0.15)     (0.58)     (0.44)    (0.12)          --
        -------     -------    -------    -------    ------       ------
        $  9.87     $  8.84    $  7.96    $ 13.58    $11.97       $10.46
        =======     =======    =======    =======    ======       ======
          11.65%(d)   13.29%    (38.58%)    17.51%    15.79%        4.60% (d)

           0.11%++     0.61%     (0.21%)    (0.26%)   (0.95%)      (1.36%)++
           1.25%++     1.25%      1.25%      1.23%     1.27%        1.37% ++
           1.48%++     1.64%      1.44%      1.30%     1.30%        2.59% ++
             29%         42%        37%        17%       84%          21%
        $12,464     $10,773    $ 8,682    $13,668    $8,640       $  904




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                                   CLASS I
                                           --------------------------------------------------------------------------------------
                                                                                                                        APRIL 4,
                                           SIX MONTHS                                                                    2005**
                                              ENDED                                                                     THROUGH
                                            APRIL 30,                     YEAR ENDED OCTOBER 31,                      OCTOBER 31,
                                              2010*           2009           2008          2007          2006             2005
Net asset value at beginning of
  period                                     $ 9.06          $ 8.17        $ 13.91        $12.17        $10.52           $10.00
                                             ------          ------        -------        ------        ------           ------
Net investment income (loss) (a)               0.06            0.12           0.07          0.05          0.01            (0.01)
Net realized and unrealized gain
  (loss) on investments                        1.05            1.01          (5.12)         2.16          1.79             0.53 (b)
                                             ------          ------        -------        ------        ------           ------
Total from investment operations               1.11            1.13          (5.05)         2.21          1.80             0.52
                                             ------          ------        -------        ------        ------           ------
Less dividends and distributions:
  From net investment income                  (0.07)          (0.16)         (0.35)        (0.15)        (0.10)              --
  From net realized gain on
     investments                                 --           (0.08)         (0.34)        (0.32)        (0.05)              --
                                             ------          ------        -------        ------        ------           ------
Total dividends and distributions             (0.07)          (0.24)         (0.69)        (0.47)        (0.15)              --
                                             ------          ------        -------        ------        ------           ------
Net asset value at end of period             $10.10          $ 9.06        $  8.17        $13.91        $12.17           $10.52
                                             ======          ======        =======        ======        ======           ======
Total investment return (c)                   12.31%(d)       14.40%        (38.00%)       18.68%        17.36%            5.20% (d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 1.18%++         1.50%          0.62%         0.41%         0.06%           (0.24%)++
  Net expenses (e)                             0.22%++         0.25%          0.25%         0.24%         0.25%            0.25% ++
  Expenses (before reimbursement)
     (e)                                       0.22%++         0.27%          0.28%         0.40%         0.28%            1.47% ++
Portfolio turnover rate                          29%             42%            37%           17%           84%              21%
Net assets at end of period (in
  000's)                                     $1,346          $1,229        $   849        $  107        $   14           $   11



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.




32    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY MODERATE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          2.98%    19.49%    3.60%      3.32%
Excluding sales charges     8.97     26.44     4.78       4.48




(With sales charges)


(PERFORMANCE GRAPH)

                                                                 BARCLAYS CAPITAL
              MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
               ALLOCATION FUND        INDEX        INDEX(R)         BOND INDEX
              -----------------    ----------    ------------    ----------------
4/4/05               9450             10000          10000             10000
                     9346              9846           9879             10114
                    10492             11364          13187             10186
                    11737             13096          15800             10935
                    11916             12483          15519             11686
                     9335              8075           8883             12134
4/30/10             11803             11212          11941             13141



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          3.12%    19.68%    3.61%      3.33%
Excluding sales charges     9.12     26.65     4.79       4.49




(With sales charges)


(LINE GRAPH)

                                                                            BARCLAYS CAPITAL
                         MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                          ALLOCATION FUND        INDEX          INDEX          BOND INDEX
                         -----------------    ----------    ------------    ----------------
4/4/05                         23625             25000          25000             25000
                               23365             24616          24697             25285
                               26229             28411          32967             25464
                               29342             32740          39499             27338
                               29738             31209          38797             29215
                               23310             20188          22206             30336
4/30/10                        29521             28030          29853             32853



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          3.69%    20.77%    3.63%      3.52%
Excluding sales charges     8.69     25.77     3.97       3.69




(With sales charges)


(PERFORMANCE GRAPH)

                                                               BARCLAYS CAPITAL
            MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
             ALLOCATION FUND        INDEX          INDEX          BOND INDEX
            -----------------    ----------    ------------    ----------------
4/4/05            10000             10000          10000             10000
                   9890              9846           9879             10114
                  11012             11364          13187             10186
                  12228             13096          15800             10935
                  12296             12483          15519             11686
                   9556              8075           8883             12134
4/30/10           11918             11212          11941             13141








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    33

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          7.67%    24.60%    3.97%      3.68%
Excluding sales charges     8.67     25.60     3.97       3.68




(With sales charges)


(PERFORMANCE GRAPH)

                                                                 BARCLAYS CAPITAL
              MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
               ALLOCATION FUND        INDEX          INDEX          BOND INDEX
              -----------------    ----------    ------------    ----------------
4/4/05              10000             10000          10000             10000
                     9890              9846           9879             10114
                    11012             11364          13187             10186
                    12238             13096          15800             10935
                    12306             12483          15519             11686
                     9566              8075           8883             12134
4/30/10             12015             11212          11941             13141



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL      SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS     MONTHS     YEAR     YEARS     (4/4/05)
--------------------------------------------------------
                   9.32%    27.09%    5.06%      4.78%





(PERFORMANCE GRAPH)

                                                                                               BARCLAYS CAPITAL
                                            MAINSTAY MODERATE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                                             ALLOCATION FUND        INDEX          INDEX          BOND INDEX
                                            -----------------    ----------    ------------    ----------------
4/4/05                                            10000             10000          10000             10000
                                                   9900              9846           9879             10114
                                                  11142             11364          13187             10186
                                                  12496             13096          15800             10935
                                                  12703             12483          15519             11686
                                                   9972              8075           8883             12134
4/30/10                                           12674             11212          11941             13141




BENCHMARK PERFORMANCE                                              SIX       ONE      FIVE      SINCE
                                                                 MONTHS     YEAR     YEARS    INCEPTION
S&P 500(R) Index(3)                                              15.66%    38.84%    2.63%      2.28%
MSCI EAFE(R) Index(4)                                             2.48     34.43     3.86       3.56
Barclays Capital U.S. Aggregate Bond Index(5)                     2.54      8.30     5.38       5.53
Average Lipper mixed-asset target allocation moderate fund(6)     9.53     28.19     3.68       3.44






   information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper mixed-asset target allocation moderate fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


34    MainStay Moderate Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE ALLOCATION FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,089.70        $2.59          $1,022.30         $2.51
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,091.20        $2.02          $1,022.90         $1.96
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,086.90        $6.47          $1,018.60         $6.26
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,086.70        $6.47          $1,018.60         $6.26
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,093.20        $0.73          $1,024.10         $0.70
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.39% for Class A, 1.25% for Class B and Class C and 0.14% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                   mainstayinvestments.com    35

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Total Return                                    43.5
Growth of Capital                               34.8
Current Income                                  11.9
Capital Appreciation                             9.9
Other Assets, Less Liabilities                  (0.1)




 See Portfolio of Investments on page 39 for specific holdings within these categories.



36    MainStay Moderate Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MODERATE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 8.97% for Investor Class shares, 9.12% for Class A shares, 8.69% for Class B shares and 8.67% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 9.32%. All share classes underperformed the 9.53% return of the average Lipper(1) mixed-asset target allocation moderate fund for the six months ended April 30, 2010. All share classes also underperformed the 15.66% return of the S&P 500(R) Index(2) for the same six-month period. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 33 and 34 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These asset-class differences accounted for much of the Fund's underperformance of the S&P 500(R) Index. Even with the Fund's asset-allocation targets taken into account, however, performance was moderately below our expectations. Disappointing results from several Underlying Funds, particularly those that use quantitative stock selection, detracted from the Fund's performance relative to the S&P 500(R) Index and the average Lipper peer fund. The Fund also had negative beta exposure (or lower volatility than the market as a whole) in a period when the stock market was rising. In addition, the Fund suffered from a slight bias toward growth-oriented stocks in a period when value stocks were in favor.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, these techniques were generally unsuccessful, as they steered the Fund into Underlying Funds that collectively underperformed the S&P 500(R) Index after adjusting for Underlying Fund expenses and strategic allocation policy.

Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3)

It is usually difficult to identify any single factor that had a disproportionate effect on the Fund's relative performance, but during the reporting period, one theme had a distinctive impact. We tilted the Fund toward Underlying Funds that prized earnings stability, because higher-quality stocks with stable earnings have historically been rewarded with higher returns than lower-quality stocks with earnings that are less stable. Unfortunately, when the global equity mar-kets turned positive in the spring of 2009, investors aggressively bought the riskiest and lowest-quality securities in anticipation that these securities would benefit most from a recovery. This trend persisted throughout the reporting period, and stocks with negative earnings and cash flows were among the best performers. This so-called junk rally served as a significant drag on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

The most significant change we made during the reporting period was a gradual, protracted shift away from large-cap growth-oriented Underlying Funds toward Underlying Funds with a more neutral style and capitalization focus. Specifically, we reduced the Fund's allocations to MainStay Large Cap Growth Fund, MainStay Growth Equity Fund and MainStay 130/30 Growth Fund and increased the Fund's allocations to MainStay Epoch U.S. All Cap Fund and, to a lesser degree, to MainStay 130/30 Core Fund. This shift had a positive impact on the Fund's performance, as value-oriented smaller-capitalization stocks


1. See footnote on page 34 for more information on Lipper Inc.
2. See footnote on page 34 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                   mainstayinvestments.com    37
outpaced growth-oriented larger-cap stocks as the reporting period progressed. We have substantially reduced the Fund's exposure to growth-oriented stocks over the past two and a half years. At the end of the current reporting period, the Fund was evenly positioned between growth and value.

During the reporting period, the Fund initiated new positions in MainStay Epoch Global Choice Fund and MainStay Convertible Fund. We chose MainStay Epoch Global Choice Fund to further diversify the Fund across management strategies and to enhance the Fund's exposure to desirable cash flow metrics. MainStay Convertible Fund was chosen to increase the Fund's overall responsiveness to movements in the equity market while incrementally lowering the Fund's average credit quality and duration.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

MainStay U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund generated the highest total returns among the Underlying Equity Funds in which the Fund invested, as these Underlying Funds reached furthest down the capitalization spectrum. The worst returns came from Underlying Funds that invest abroad, namely MainStay ICAP International Fund and MainStay 130/30 International Fund. These Underlying Equity Funds were hampered not only by comparatively weak overseas returns in local currencies but also by a strengthening U.S. dollar.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay MAP Fund and MainStay Growth Equity Fund were the strongest contributors to the Fund's absolute performance.

During the reporting period, no Underlying Equity Funds in which the Fund invested provided negative returns. The weakest contributions to the Fund's performance came from two of its smallest positions, MainStay S&P 500 Index Fund and MainStay Epoch Global Choice Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND DURING THE SIX MONTHS ENDED APRIL 30, 2010?

U.S. Treasury yields were largely unchanged over the course of the reporting period. Signs of economic strength, improving corporate profitability and a large supply of new issuance threatened to push rates higher. These factors, however, were offset by concerns about corporate and sovereign default risk (holding company Dubai World and Greece were notable examples) and by questions about the sustainability of the economic recovery. Lower-quality fixed-income securities generally outperformed higher-quality fixed-income securities as credit spreads(4) narrowed, driving bond prices higher.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In anticipation that Treasury rates would ultimately rise and that credit spreads would continue to narrow from the wider-than-normal levels we had observed, we shortened the Fund's duration and reestablished a bias toward lower-quality instruments. We implemented these strategies primarily by increasing the Fund's holdings in MainStay Floating Rate Fund, MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund, both of which benefited from the contraction in credit spreads that accompanied the economic recovery. MainStay Indexed Bond Fund and Main-
Stay Intermediate Term Bond Fund were the worst-performing Underlying Fixed Income Funds, as both invest in higher-quality debt instruments. Still, both of these Underlying Fixed Income Funds posted positive results during the reporting period.


4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

38    MainStay Moderate Allocation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                  SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES 100.1%+
------------------------------------------------------

EQUITY FUNDS 59.6%
MainStay 130/30 Core Fund
  Class I (a)                  4,632,146  $ 33,629,382
MainStay 130/30 Growth Fund
  Class I (a)(b)                 457,663     3,656,725
MainStay 130/30 International
  Fund Class I (a)             2,048,460    12,946,265
MainStay Common Stock Fund
  Class I (a)                  2,043,292    22,414,915
MainStay Epoch Global Choice
  Fund Class I (a)               272,786     3,854,462
MainStay Epoch U.S. All Cap
  Fund Class I (a)             1,187,242    26,154,951
MainStay Growth Equity Fund
  Class I (a)                    107,655     1,104,536
MainStay ICAP Equity Fund
  Class I                        574,591    19,673,982
MainStay ICAP International
  Fund Class I                   474,951    13,023,152
MainStay ICAP Select Equity
  Fund Class I                   595,239    19,696,452
MainStay International Equity
  Fund Class I                   899,269    11,034,028
MainStay Large Cap Growth
  Fund Class I (b)             3,930,639    25,509,849
MainStay MAP Fund Class I      1,015,059    30,411,167
MainStay S&P 500 Index Fund
  Class I                          4,238       116,363
MainStay U.S. Small Cap Fund
  Class I (a)(b)                 685,646    10,442,396
                                          ------------
Total Equity Funds
  (Cost $220,738,275)                      233,668,625
                                          ------------

FIXED INCOME FUNDS 40.5%
MainStay Convertible Fund
  Class I                        285,638     4,256,004
MainStay Floating Rate Fund
  Class I (a)                  2,601,303    24,348,197
MainStay High Yield Corporate
  Bond Fund Class I            1,630,240     9,422,788
MainStay High Yield
  Opportunities Fund Class I
  (a)                          1,095,656    12,983,529
MainStay Indexed Bond Fund
  Class I (a)                  6,637,057    75,463,337
MainStay Intermediate Term
  Bond Fund Class I (a)        3,076,974    32,338,992
                                          ------------
Total Fixed Income Funds
  (Cost $151,266,404)                      158,812,847
                                          ------------
Total Investments
  (Cost $372,004,679) (c)          100.1%  392,481,472
Other Assets, Less
  Liabilities                       (0.1)     (325,425)
                               ---------  ------------

Net Assets                         100.0% $392,156,047
                               =========  ============





+    Percentages indicated are based on Fund
     net assets.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying
     Funds share class (See Note 3).
(b)  Non-income producing Underlying Fund.
(c)  At April 30, 2010, cost is $384,351,610
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 23,510,354
Gross unrealized depreciation       (15,380,492)
                                   ------------
Net unrealized appreciation        $  8,129,862
                                   ============



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                              QUOTED PRICES
                                                  IN ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
Affiliated Investment Companies
  Equity Funds                                 $233,668,625     $     --      $     --  $233,668,625
  Fixed Income Funds                            158,812,847           --            --   158,812,847
                                               ------------     --------      --------  ------------
Total Investments in Securities                $392,481,472          $--           $--  $392,481,472
                                               ============     ========      ========  ============




At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              39

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $372,004,679)                 $392,481,472
Cash                                      603,097
Receivables:
  Fund shares sold                        640,142
  Manager (See Note 3)                     11,439
Other assets                               61,540
                                     ------------
     Total assets                     393,797,690
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                    678,621
  Investment securities purchased         603,097
  NYLIFE Distributors (See Note 3)        146,663
  Transfer agent (See Note 3)             101,816
  Shareholder communication                74,349
  Professional fees                        29,838
  Custodian                                 1,606
  Trustees                                  1,274
Accrued expenses                            4,379
                                     ------------
     Total liabilities                  1,641,643
                                     ------------
Net assets                           $392,156,047
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     37,334
Additional paid-in capital            407,461,209
                                     ------------
                                      407,498,543
Accumulated undistributed net
  investment income                     1,189,795
Accumulated net realized loss on
  investments                         (37,009,084)
Net unrealized appreciation on
  investments                          20,476,793
                                     ------------
Net assets                           $392,156,047
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 74,447,872
                                     ============
Shares of beneficial interest
  outstanding                           7,067,672
                                     ============
Net asset value per share
  outstanding                        $      10.53
Maximum sales charge (5.50% of
  offering price)                            0.61
                                     ------------
Maximum offering price per share
  outstanding                        $      11.14
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $197,350,665
                                     ============
Shares of beneficial interest
  outstanding                          18,745,808
                                     ============
Net asset value per share
  outstanding                        $      10.53
Maximum sales charge (5.50% of
  offering price)                            0.61
                                     ------------
Maximum offering price per share
  outstanding                        $      11.14
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 73,292,789
                                     ============
Shares of beneficial interest
  outstanding                           7,022,380
                                     ============
Net asset value and offering price
  per share outstanding              $      10.44
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 38,143,212
                                     ============
Shares of beneficial interest
  outstanding                           3,654,313
                                     ============
Net asset value and offering price
  per share outstanding              $      10.44
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  8,921,509
                                     ============
Shares of beneficial interest
  outstanding                             844,097
                                     ============
Net asset value and offering price
  per share outstanding              $      10.57
                                     ============






40    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $ 4,476,702
                                      -----------
EXPENSES:
  Distribution/Service--Investor
     Class (See Note 3)                    85,416
  Distribution/Service--Class A (See
     Note 3)                              231,490
  Distribution/Service--Class B (See
     Note 3)                              350,496
  Distribution/Service--Class C (See
     Note 3)                              177,375
  Transfer agent (See Note 3)             296,473
  Shareholder communication                45,382
  Registration                             41,676
  Professional fees                        36,247
  Trustees                                  6,325
  Custodian                                 6,197
  Miscellaneous                            10,819
                                      -----------
     Total expenses before
       reimbursement                    1,287,896
  Expense reimbursement from Manager
     (See Note 3)                         (92,211)
                                      -----------
     Net expenses                       1,195,685
                                      -----------
Net investment income                   3,281,017
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company
     transactions                         239,291
  Capital gain distributions from
     affiliated investment companies      231,454
                                      -----------
Net realized gain on investments
  from affiliated investment
  companies                               470,745
                                      -----------
Net change in unrealized
  depreciation on investments          27,614,739
                                      -----------
Net realized and unrealized gain on
  investments and investments          28,085,484
                                      -----------
Net increase in net assets resulting
  from operations                     $31,366,501
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  3,281,017  $  6,878,826
 Net realized gain (loss)
  on investments from
  affiliated investment
  company transactions             470,745   (34,280,675)
 Net change in unrealized
  depreciation on
  investments                   27,614,739    75,467,921
                              --------------------------
 Net increase in net assets
  resulting from operations     31,366,501    48,066,072
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Investor Class              (1,211,974)   (1,390,306)
    Class A                     (3,395,080)   (4,314,751)
    Class B                       (828,657)   (1,235,625)
    Class C                       (418,401)     (596,495)
    Class I                        (93,813)     (129,723)
                              --------------------------
                                (5,947,925)   (7,666,900)
                              --------------------------
 From net realized gain on
  investments:
    Investor Class                      --      (586,276)
    Class A                             --    (1,824,129)
    Class B                             --      (729,808)
    Class C                             --      (352,872)
    Class I                             --       (50,077)
                              --------------------------
                                        --    (3,543,162)
                              --------------------------
 Total dividends and
  distributions to
  shareholders                  (5,947,925)  (11,210,062)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        52,256,975    76,669,485
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              5,617,922    10,605,468
 Cost of shares redeemed       (35,947,001)  (62,845,725)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         21,927,896    24,429,228
                              --------------------------
    Net increase in net
     assets                     47,346,472    61,285,238
NET ASSETS:
Beginning of period            344,809,575   283,524,337
                              --------------------------
End of period                 $392,156,047  $344,809,575
                              ==========================
Accumulated undistributed
 net investment income at
 end of period                $  1,189,795  $  3,856,703
                              ==========================






42    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              43

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $  9.84           $  8.77             $ 11.12
                                       -------           -------             -------
Net investment income                     0.09              0.22 (a)            0.14 (a)
Net realized and unrealized gain
  (loss) on investments                   0.78              1.22               (2.49)
                                       -------           -------             -------
Total from investment operations          0.87              1.44               (2.35)
                                       -------           -------             -------
Less dividends and distributions:
  From net investment income             (0.18)            (0.26)                 --
  From net realized gain on
     investments                            --             (0.11)                 --
                                       -------           -------             -------
Total dividends and distributions        (0.18)            (0.37)                 --
                                       -------           -------             -------
Net asset value at end of period       $ 10.53           $  9.84             $  8.77
                                       =======           =======             =======
Total investment return (c)               8.97%(d)         17.12%             (21.13%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.96%++           2.48%               1.94% ++
  Net expenses (e)                        0.50%++           0.46%               0.45% ++
  Expenses (before reimbursement)
     (e)                                  0.61%++           0.73%               0.61% ++
Portfolio turnover rate                     21%               35%                 40%
Net assets at end of period (in
  000's)                               $74,448           $63,454             $46,290




                                                                              CLASS B
                                     -----------------------------------------------------------------------------------------
                                                                                                                     APRIL 4,
                                     SIX MONTHS                                                                       2005**
                                        ENDED                                                                        THROUGH
                                      APRIL 30,                       YEAR ENDED OCTOBER 31,                       OCTOBER 31,
                                        2010*            2009           2008           2007           2006             2005
Net asset value at beginning of
  period                               $  9.72         $  8.65        $ 12.23        $ 11.30        $ 10.32          $ 10.00
                                       -------         -------        -------        -------        -------          -------
Net investment income                     0.06            0.15 (a)       0.15 (a)       0.18           0.13 (a)         0.04 (a)
Net realized and unrealized gain
  (loss) on investments                   0.78            1.21          (3.27)          1.18           1.02             0.29 (b)
                                       -------         -------        -------        -------        -------          -------
Total from investment operations          0.84            1.36          (3.12)          1.36           1.15             0.33
                                       -------         -------        -------        -------        -------          -------
Less dividends and distributions:
  From net investment income             (0.12)          (0.18)         (0.26)         (0.16)         (0.17)           (0.01)
  From net realized gain on
     investments                            --           (0.11)         (0.20)         (0.27)         (0.00)++            --
                                       -------         -------        -------        -------        -------          -------
Total dividends and distributions        (0.12)          (0.29)         (0.46)         (0.43)         (0.17)           (0.01)
                                       -------         -------        -------        -------        -------          -------
Net asset value at end of period       $ 10.44         $  9.72        $  8.65        $ 12.23        $ 11.30          $ 10.32
                                       =======         =======        =======        =======        =======          =======
Total investment return (c)               8.69%(d)       16.34%        (26.41%)        12.38%         11.31%            3.26%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.20%++         1.77%          1.38%          1.54%          1.21%            0.67%++
  Net expenses (e)                        1.25%++         1.21%          1.22%          1.21%          1.20%            1.30%++
  Expenses (before reimbursement)
     (e)                                  1.36%++         1.49%          1.32%          1.21%          1.20%            1.72%++
Portfolio turnover rate                     21%             35%            40%            10%            48%               2%
Net assets at end of period (in
  000's)                               $73,293         $67,726        $58,738        $63,929        $37,649          $19,676



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





44    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                              CLASS A
              -------------------------------------------------------------------------------------------------------
                                                                                                            APRIL 4,
              SIX MONTHS                                                                                     2005**
                 ENDED                                                                                      THROUGH
               APRIL 30,                              YEAR ENDED OCTOBER 31,                              OCTOBER 31,
                 2010*              2009              2008              2007              2006                2005
               $   9.83           $   8.76          $  12.32          $  11.34          $  10.35            $ 10.00
               --------           --------          --------          --------          --------            -------
                   0.10               0.22 (a)          0.24 (a)          0.27              0.20 (a)           0.09 (a)
                   0.79               1.22             (3.29)             1.18              1.04               0.28 (b)
               --------           --------          --------          --------          --------            -------
                   0.89               1.44             (3.05)             1.45              1.24               0.37
               --------           --------          --------          --------          --------            -------

                  (0.19)             (0.26)            (0.31)            (0.20)            (0.25)             (0.02)
                     --              (0.11)            (0.20)            (0.27)            (0.00)++              --
               --------           --------          --------          --------          --------            -------
                  (0.19)             (0.37)            (0.51)            (0.47)            (0.25)             (0.02)
               --------           --------          --------          --------          --------            -------
               $  10.53           $   9.83          $   8.76          $  12.32          $  11.34            $ 10.35
               ========           ========          ========          ========          ========            =======
                   9.12%(d)          17.14%           (25.78%)           13.18%            12.18%              3.73%(d)

                   2.06%++            2.56%             2.17%             2.27%             1.84%              1.42%++
                   0.39%++            0.43%             0.46%             0.46%             0.45%              0.55%++
                   0.39%++            0.43%             0.46%             0.46%             0.45%              0.97%++
                     21%                35%               40%               10%               48%                 2%
               $197,351           $176,139          $146,133          $192,835          $107,586            $24,080



                                                            CLASS C
              ---------------------------------------------------------------------------------------------------
                                                                                                        APRIL 4,
              SIX MONTHS                                                                                 2005**
                 ENDED                                                                                  THROUGH
               APRIL 30,                            YEAR ENDED OCTOBER 31,                            OCTOBER 31,
                 2010*              2009             2008             2007             2006               2005
                $  9.72           $  8.66          $ 12.23          $ 11.30          $ 10.32             $10.00
                -------           -------          -------          -------          -------             ------
                   0.06              0.15 (a)         0.15 (a)         0.19             0.12 (a)           0.04 (a)
                   0.78              1.20            (3.26)            1.17             1.03               0.29 (b)
                -------           -------          -------          -------          -------             ------
                   0.84              1.35            (3.11)            1.36             1.15               0.33
                -------           -------          -------          -------          -------             ------

                  (0.12)            (0.18)           (0.26)           (0.16)           (0.17)             (0.01)
                     --             (0.11)           (0.20)           (0.27)           (0.00)++              --
                -------           -------          -------          -------          -------             ------
                  (0.12)            (0.29)           (0.46)           (0.43)           (0.17)             (0.01)
                -------           -------          -------          -------          -------             ------
                $ 10.44           $  9.72          $  8.66          $ 12.23          $ 11.30             $10.32
                =======           =======          =======          =======          =======             ======
                   8.67%(d)         16.19%          (26.33%)          12.37%           11.31%              3.26%(d)

                   1.22%++           1.78%            1.39%            1.52%            1.11%              0.67%++
                   1.25%++           1.21%            1.22%            1.21%            1.20%              1.30%++
                   1.36%++           1.49%            1.32%            1.21%            1.20%              1.72%++
                     21%               35%              40%              10%              48%                 2%
                $38,143           $33,043          $27,005          $31,191          $15,192             $2,958




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              45

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                                   CLASS I
                                           --------------------------------------------------------------------------------------
                                                                                                                        APRIL 4,
                                           SIX MONTHS                                                                    2005**
                                              ENDED                                                                     THROUGH
                                            APRIL 30,                      YEAR ENDED OCTOBER 31,                     OCTOBER 31,
                                              2010*           2009           2008          2007          2006             2005
Net asset value at beginning of
  period                                     $ 9.87          $ 8.80        $ 12.37        $11.36        $10.35           $10.00
                                             ------          ------        -------        ------        ------           ------
Net investment income                          0.16            0.25 (a)       0.27 (a)      0.29          0.22 (a)         0.10 (a)
Net realized and unrealized gain
  (loss) on investments                        0.75            1.21          (3.31)         1.20          1.06             0.28 (b)
                                             ------          ------        -------        ------        ------           ------
Total from investment operations               0.91            1.46          (3.04)         1.49          1.28             0.38
                                             ------          ------        -------        ------        ------           ------
Less dividends and distributions:
  From net investment income                  (0.21)          (0.28)         (0.33)        (0.21)        (0.27)           (0.03)
  From net realized gain on
     investments                                 --           (0.11)         (0.20)        (0.27)        (0.00)++            --
                                             ------          ------        -------        ------        ------           ------
Total dividends and distributions             (0.21)          (0.39)         (0.53)        (0.48)        (0.27)           (0.03)
                                             ------          ------        -------        ------        ------           ------
Net asset value at end of period             $10.57          $ 9.87        $  8.80        $12.37        $11.36           $10.35
                                             ======          ======        =======        ======        ======           ======
Total investment return (c)                    9.32%(d)       17.40%        (25.54%)       13.44%        12.63%            3.80%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        2.23%++         2.81%          2.52%         2.66%         2.04%            1.72%++
  Net expenses (e)                             0.14%++         0.18%          0.19%         0.18%         0.18%            0.25%++
  Expenses (before reimbursement)
     (e)                                       0.14%++         0.18%          0.19%         0.18%         0.18%            0.67%++
Portfolio turnover rate                          21%             35%            40%           10%           48%               2%
Net assets at end of period (in
  000's)                                     $8,922          $4,447        $ 5,358        $1,446        $  105           $   10



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





46    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY MODERATE GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          5.00%    24.93%    3.03%      2.62%
Excluding sales charges    11.11     32.21     4.21       3.77




(With sales charges)


(PERFORMANCE GRAPH)

                                                               BARCLAYS CAPITAL
              MODERATE GROWTH    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
              ALLOCATION FUND       INDEX          INDEX          BOND INDEX
              ---------------    ----------    ------------    ----------------
4/4/05              9450            10000          10000             10000
                    9280             9846           9879             10114
                   10822            11364          13187             10186
                   12227            13096          15800             10935
                   12154            12483          15519             11686
                    8625             8075           8883             12134
4/30/10            11403            11212          11941             13141



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          5.04%    25.15%    3.04%      2.63%
Excluding sales charges    11.16     32.43     4.21       3.78




(With sales charges)


(PERFORMANCE GRAPH)

                         MAINSTAY MODERATE                                  BARCLAYS CAPITAL
                         GROWTH ALLOCATION    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                                FUND             INDEX          INDEX          BOND INDEX
                         -----------------    ----------    ------------    ----------------
4/4/05                         23625             25000          25000             25000
                               23200             24616          24697             25285
                               27055             28411          32967             25464
                               30568             32740          39499             27338
                               30384             31209          38797             29215
                               21534             20188          22206             30336
4/30/10                        28518             28030          29853             32853



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          5.67%    26.19%    3.04%      2.80%
Excluding sales charges    10.67     31.19     3.39       2.97




(With sales charges)


(PERFORMANCE GRAPH)

            MAINSTAY MODERATE                                  BARCLAYS CAPITAL
            GROWTH ALLOCATION    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                   FUND             INDEX          INDEX          BOND INDEX
            -----------------    ----------    ------------    ----------------
4/4/05            10000             10000          10000             10000
                   9820              9846           9879             10114
                  11353             11364          13187             10186
                  12739             13096          15800             10935
                  12568             12483          15519             11686
                   8844              8075           8883             12134
4/30/10           11503             11212          11941             13141








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    47

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (4/4/05)
-----------------------------------------------------------------
With sales charges          9.66%    30.18%    3.39%      2.97%
Excluding sales charges    10.66     31.18     3.39       2.97




(With sales charges)


(PERFORMANCE GRAPH)

              MAINSTAY MODERATE                                  BARCLAYS CAPITAL
              GROWTH ALLOCATION    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                     FUND             INDEX          INDEX          BOND INDEX
              -----------------    ----------    ------------    ----------------
4/4/05              10000             10000          10000             10000
                     9820              9846           9879             10114
                    11353             11364          13187             10186
                    12739             13096          15800             10935
                    12568             12483          15519             11686
                     8845              8075           8883             12134
4/30/10             11603             11212          11941             13141



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL      SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS     MONTHS     YEAR     YEARS     (4/4/05)
--------------------------------------------------------
                  11.19%    32.58%    4.55%      4.11%





(PERFORMANCE GRAPH)

                                           MAINSTAY MODERATE                                  BARCLAYS CAPITAL
                                           GROWTH ALLOCATION    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                                                  FUND             INDEX          INDEX          BOND INDEX
                                           -----------------    ----------    ------------    ----------------
4/4/05                                           10000             10000          10000             10000
                                                  9820              9846           9879             10114
                                                 11504             11364          13187             10186
                                                 13050             13096          15800             10935
                                                 13004             12483          15519             11686
                                                  9251              8075           8883             12134
4/30/10                                          12265             11212          11941             13141




BENCHMARK PERFORMANCE                                            SIX       ONE      FIVE      SINCE
                                                               MONTHS     YEAR     YEARS    INCEPTION
S&P 500(R) Index(3)                                            15.66%    38.84%    2.63%      2.28%
MSCI EAFE(R) Index(4)                                           2.48     34.43     3.86       3.56
Barclays Capital U.S. Aggregate Bond Index(5)                   2.54      8.30     5.38       5.53
Average Lipper mixed-asset target allocation growth fund(6)    11.01     31.23     3.50       3.15






   to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


48    MainStay Moderate Growth Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE GROWTH ALLOCATION FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,111.10        $2.62          $1,022.30         $2.51
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,111.60        $2.15          $1,022.80         $2.06
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,106.70        $6.53          $1,018.60         $6.26
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,106.60        $6.53          $1,018.60         $6.26
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,111.90        $0.84          $1,024.00         $0.80
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.41% for Class A, 1.25% for Class B and Class C and 0.16% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                   mainstayinvestments.com    49

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               46.3
Total Return                                    28.6
Capital Appreciation                              13
Current Income                                  12.1
Other Assets,Less Liabilities                      0




 See Portfolio of Investments on page 53 for specific holdings within these categories.


++ Less than one-tenth of a percent.


50    MainStay Moderate Growth Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MODERATE GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 11.11% for Investor Class shares, 11.16% for Class A shares, 10.67% for Class B shares and 10.66% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 11.19%. Investor Class, Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 11.01% return of the average Lipper(1) mixed-asset target allocation growth fund for the six months ended April 30, 2010. All share classes underperformed the 15.66% return of the S&P 500(R) Index(2) for the same six-month period. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 47 and 48 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These asset-class differences accounted for much of the Fund's underperformance of the S&P 500(R) Index. Even with the Fund's asset-allocation targets taken into account, however, performance was moderately below our expectations. Disappointing results from several Underlying Funds, particularly those that use quantitative stock selection, contributed to the shortfall. The Fund also had negative beta exposure (or lower volatility than the market as a whole) in a period when the stock market was rising. In addition, the Fund suffered from a slight bias toward growth-oriented stocks in a period when value stocks were in favor. Despite these shortcomings, three of the Fund's share classes managed to outperform the average Lipper peer fund.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, these techniques were generally unsuccessful, as they steered the Fund into Underlying Funds that collectively underperformed the S&P 500(R) Index after adjusting for Underlying Fund expenses and strategic allocation policy.

Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3)

It is usually difficult to identify any single factor that had a disproportionate effect on the Fund's relative performance, but during the reporting period, one theme had a distinctive impact. We tilted the Fund toward Underlying Funds that prized earnings stability, because higher-quality stocks with stable earnings have historically been rewarded with higher returns than lower-quality stocks with earnings that are less stable. Unfortunately, when the global equity markets turned positive in the spring of 2009, investors aggressively bought the riskiest and lowest-quality securities in anticipation that these securities would benefit most from a recovery. This trend persisted throughout the reporting period, and stocks with negative earnings and cash flows were among the best performers. This so-called junk rally served as a significant drag on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

The most significant change we made during the reporting period was a gradual, protracted shift away from large-cap growth-oriented Underlying Funds toward Underlying Funds with a more neutral style and capitalization focus. Specifically, we reduced the Fund's allocations to MainStay Large Cap Growth Fund, MainStay Growth Equity Fund and MainStay 130/30 Growth Fund and increased the Fund's allocations to MainStay Epoch U.S. All Cap Fund and, to a lesser degree, to MainStay 130/30 Core Fund. This

1. See footnote on page 48 for more information on Lipper Inc.
2. See footnote on page 48 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                   mainstayinvestments.com    51
shift had a positive impact on the Fund's performance, as value-oriented smaller-capitalization stocks outpaced growth-oriented larger-cap stocks as the reporting period progressed. We have substantially reduced the Fund's exposure to growth-oriented stocks over the past two and a half years. At the end of the current reporting period, the Fund was evenly positioned between growth and value.

During the reporting period, the Fund initiated new positions in MainStay Epoch Global Choice Fund and MainStay Convertible Fund. We chose MainStay Epoch Global Choice Fund to further diversify the Fund across management strategies and to enhance the Fund's exposure to desirable cash flow metrics. MainStay Convertible Fund was chosen to increase the Fund's overall responsiveness to movements in the equity market while incrementally lowering the Fund's average credit quality and duration.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

MainStay U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund generated the highest total returns among the Underlying Equity Funds in which the Fund invested, as these Underlying Funds reached furthest down the capitalization spectrum. The worst returns came from Underlying Funds that invest abroad, namely MainStay ICAP International Fund and MainStay 130/30 International Fund. These Underlying Equity Funds were hampered not only by comparatively weak overseas returns in local currencies but also by a strengthening U.S. dollar.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

Among the Underlying Equity Funds in which the Fund invested, MainStay MAP Fund and MainStay Growth Equity Fund were the strongest contributors to the Fund's absolute performance.

During the reporting period, no Underlying Equity Funds in which the Fund invested provided negative returns. The weakest contributions to the Fund's performance came from two of its smallest positions, MainStay S&P 500 Index Fund and MainStay Epoch Global Choice Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND DURING THE SIX MONTHS ENDED APRIL 30, 2010?

U.S. Treasury yields were largely unchanged over the course of the reporting period. Signs of economic strength, improving corporate profitability and a large supply of new issuance threatened to push rates higher. These factors, however, were offset by concerns about corporate and sovereign default risk (holding company Dubai World and Greece were notable examples) and by questions about the sustainability of the economic recovery. Lower-quality fixed-income securities generally outperformed higher-quality fixed-income securities as credit spreads(4) narrowed, driving bond prices higher.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In anticipation that Treasury rates would ultimately rise and that credit spreads would continue to narrow from the wider-than-normal levels we had observed, we shortened the Fund's duration and reestablished a bias toward lower-quality instruments. We implemented these strategies primarily by increasing the Fund's holdings in MainStay Floating Rate Fund, MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund, both of which benefited from the contraction in credit spreads that accompanied the economic recovery. MainStay Indexed Bond Fund and Main-
Stay Intermediate Term Bond Fund were the worst-performing Underlying Fixed Income Funds, as both invest in higher-quality debt instruments. Still, both of these Underlying Fixed Income Funds posted positive results during the reporting period.


4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

52    MainStay Moderate Growth Allocation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                  SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
------------------------------------------------------

EQUITY FUNDS 79.7%
MainStay 130/30 Core Fund
  Class I (a)                  5,843,181  $ 42,421,496
MainStay 130/30 Growth Fund
  Class I (a)(b)                 398,733     3,185,879
MainStay 130/30 International
  Fund Class I (a)             3,031,488    19,159,002
MainStay Common Stock Fund
  Class I (a)                  2,857,653    31,348,453
MainStay Epoch Global Choice
  Fund Class I (a)               410,065     5,794,219
MainStay Epoch U.S. All Cap
  Fund Class I (a)             1,432,516    31,558,331
MainStay Growth Equity Fund
  Class I (a)                    239,523     2,457,508
MainStay ICAP Equity Fund
  Class I                        623,129    21,335,941
MainStay ICAP International
  Fund Class I                   702,644    19,266,496
MainStay ICAP Select Equity
  Fund Class I                   645,489    21,359,247
MainStay International Equity
  Fund Class I                 1,332,385    16,348,369
MainStay Large Cap Growth
  Fund Class I (b)             5,196,251    33,723,670
MainStay MAP Fund Class I (a)  1,129,596    33,842,688
MainStay S&P 500 Index Fund
  Class I                         19,936       547,456
MainStay U.S. Small Cap Fund
  Class I (a)(b)               1,826,093    27,811,402
                                          ------------
Total Equity Funds
  (Cost $306,811,576)                      310,160,157
                                          ------------


FIXED INCOME FUNDS 20.3%
MainStay Convertible Fund
  Class I (a)                    742,468    11,062,775
MainStay Floating Rate Fund
  Class I (a)                  2,619,705    24,520,443
MainStay High Yield Corporate
  Bond Fund Class I            1,648,929     9,530,812
MainStay High Yield
  Opportunities Fund Class I
  (a)                          1,113,655    13,196,815
MainStay Indexed Bond Fund
  Class I                      1,286,758    14,630,436
MainStay Intermediate Term
  Bond  Fund Class I             596,545     6,269,692
                                          ------------
Total Fixed Income Funds
  (Cost $74,989,769)                        79,210,973
                                          ------------
Total Investments
  (Cost $381,801,345) (c)          100.0%  389,371,130

Other Assets, Less
  Liabilities                       (0.0)++    (46,270)
                               ---------  ------------

Net Assets                         100.0% $389,324,860
                               =========  ============





+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying
     Funds share class (See Note 3).
(b)  Non-income producing Underlying Fund.
(c)  At April 30, 2010, cost is $389,595,264
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 17,074,194
Gross unrealized depreciation       (17,298,328)
                                   ------------
Net unrealized depreciation        $   (224,134)
                                   ============



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
Affiliated Investment Companies
  Equity Funds                                 $310,160,157     $     --      $     --  $310,160,157
  Fixed Income Funds                             79,210,973           --            --    79,210,973
                                               ------------     --------      --------  ------------
Total Investments in Securities                $389,371,130          $--           $--  $389,371,130
                                               ============     ========      ========  ============




At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              53

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $381,801,345)                 $389,371,130
Receivables:
  Fund shares sold                        648,053
  Investment securities sold               67,483
  Manager (See Note 3)                     22,430
Other assets                               61,420
                                     ------------
     Total assets                     390,170,516
                                     ------------

LIABILITIES:
Due to custodian                           67,483
Payables:
  Fund shares redeemed                    402,557
  NYLIFE Distributors (See Note 3)        155,387
  Transfer agent (See Note 3)             135,717
  Shareholder communication                54,780
  Professional fees                        22,338
  Custodian                                 1,524
  Trustees                                  1,232
Accrued expenses                            4,638
                                     ------------
     Total liabilities                    845,656
                                     ------------
Net assets                           $389,324,860
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     37,906
Additional paid-in capital            425,639,752
                                     ------------
                                      425,677,658
Accumulated undistributed net
  investment income                       320,777
Accumulated net realized loss on
  investments                         (44,243,360)
Net unrealized appreciation on
  investments                           7,569,785
                                     ------------
Net assets                           $389,324,860
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $103,219,578
                                     ============
Shares of beneficial interest
  outstanding                          10,013,423
                                     ============
Net asset value per share
  outstanding                        $      10.31
Maximum sales charge (5.50% of
  offering price)                            0.60
                                     ------------
Maximum offering price per share
  outstanding                        $      10.91
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $163,781,784
                                     ============
Shares of beneficial interest
  outstanding                          15,892,053
                                     ============
Net asset value per share
  outstanding                        $      10.31
Maximum sales charge (5.50% of
  offering price)                            0.60
                                     ------------
Maximum offering price per share
  outstanding                        $      10.91
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 96,120,548
                                     ============
Shares of beneficial interest
  outstanding                           9,431,350
                                     ============
Net asset value and offering price
  per share outstanding              $      10.19
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 25,386,830
                                     ============
Shares of beneficial interest
  outstanding                           2,490,845
                                     ============
Net asset value and offering price
  per share outstanding              $      10.19
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    816,120
                                     ============
Shares of beneficial interest
  outstanding                              78,612
                                     ============
Net asset value and offering price
  per share outstanding              $      10.38
                                     ============






54    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $ 3,701,856
                                      -----------
EXPENSES:
  Distribution/Service--Investor
     Class (See Note 3)                   117,983
  Distribution/Service--Class A (See
     Note 3)                              188,248
  Distribution/Service--Class B (See
     Note 3)                              459,676
  Distribution/Service--Class C (See
     Note 3)                              116,740
  Transfer agent (See Note 3)             387,831
  Shareholder communication                49,960
  Registration                             40,464
  Professional fees                        37,937
  Custodian                                 6,303
  Trustees                                  6,244
  Miscellaneous                            10,692
                                      -----------
     Total expenses before
       reimbursement                    1,422,078
  Expense reimbursement from Manager
     (See Note 3)                        (160,232)
                                      -----------
  Net expenses                          1,261,846
                                      -----------
Net investment income                   2,440,010
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                      (2,633,282)
  Capital gain distributions from
     affiliated investment companies      117,972
                                      -----------
Net realized loss on investments
  from affiliated investment
  companies                            (2,515,310)
                                      -----------
Net change in unrealized
  depreciation on investments          37,241,409
                                      -----------
Net realized and unrealized gain on
  investments                          34,726,099
                                      -----------
Net increase in net assets resulting
  from operations                     $37,166,109
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  2,440,010  $  5,398,434
 Net realized loss on
  investments from
  affiliated investment
  company transactions          (2,515,310)  (39,569,309)
 Net change in unrealized
  depreciation on
  investments                   37,241,409    80,825,942
                              --------------------------
 Net increase in net assets
  resulting from operations     37,166,109    46,655,067
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Investor Class              (1,203,933)   (1,500,796)
    Class A                     (2,008,561)   (2,923,712)
    Class B                       (623,138)   (1,149,260)
    Class C                       (156,948)     (293,037)
    Class I                        (11,153)      (13,951)
                              --------------------------
                                (4,003,733)   (5,880,756)
                              --------------------------
 From net realized gain on
  investments:
    Investor Class                      --      (844,025)
    Class A                             --    (1,651,934)
    Class B                             --    (1,019,418)
    Class C                             --      (258,701)
    Class I                             --        (6,933)
                              --------------------------
                                        --    (3,781,011)
                              --------------------------
 Total dividends and
  distributions to
  shareholders                  (4,003,733)   (9,661,767)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        44,657,511    61,338,788
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              3,892,702     9,328,362
 Cost of shares redeemed       (28,986,022)  (55,761,867)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         19,564,191    14,905,283
                              --------------------------
    Net increase in net
     assets                     52,726,567    51,898,583
NET ASSETS:
Beginning of period            336,598,293   284,699,710
                              --------------------------
End of period                 $389,324,860  $336,598,293
                              ==========================
Accumulated undistributed
 net investment income at
 end of period                $    320,777  $  1,884,500
                              ==========================






56    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              57

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     --------------------------------------------------
                                                                           FEBRUARY 28,
                                     SIX MONTHS                               2008**
                                        ENDED           YEAR ENDED            THROUGH
                                      APRIL 30,        OCTOBER 31,          OCTOBER 31,
                                        2010*              2009                2008
Net asset value at beginning of
  period                              $   9.40            $  8.36             $ 11.37
                                      --------            -------             -------
Net investment income                     0.08 (a)           0.17 (a)            0.15 (a)
Net realized and unrealized gain
  (loss) on investments                   0.96               1.17               (3.16)
                                      --------            -------             -------
Total from investment operations          1.04               1.34               (3.01)
                                      --------            -------             -------
Less dividends and distributions:
  From net investment income             (0.13)             (0.19)                 --
  From net realized gain on
     investments                            --              (0.11)                 --
                                      --------            -------             -------
Total dividends and distributions        (0.13)             (0.30)                 --
                                      --------            -------             -------
Net asset value at end of period      $  10.31            $  9.40             $  8.36
                                      ========            =======             =======
Total investment return (c)              11.11%(d)          16.87%             (26.47%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.55%++            2.02%               2.16%++
  Net expenses (e)                        0.50%++            0.47%               0.45%++
  Expenses (before reimbursement)
     (e)                                  0.65%++            0.79%               0.67%++
Portfolio turnover rate                     29%                36%                 40%
Net assets at end of period (in
  000's)                              $103,220            $86,438             $61,901




                                                                              CLASS B
                                     -----------------------------------------------------------------------------------------
                                                                                                                     APRIL 4,
                                     SIX MONTHS                                                                       2005**
                                        ENDED                                                                        THROUGH
                                      APRIL 30,                       YEAR ENDED OCTOBER 31,                       OCTOBER 31,
                                        2010*            2009           2008           2007           2006             2005
Net asset value at beginning of
  period                               $  9.27         $  8.23        $ 12.93        $ 11.60        $ 10.42          $ 10.00
                                       -------         -------        -------        -------        -------          -------
Net investment income (loss)              0.04 (a)        0.11 (a)       0.05 (a)       0.12           0.04 (a)        (0.01)(a)
Net realized and unrealized gain
  (loss) on investments                   0.95            1.16          (4.21)          1.57           1.33             0.43 (b)
                                       -------         -------        -------        -------        -------          -------
Total from investment operations          0.99            1.27          (4.16)          1.69           1.37             0.42
                                       -------         -------        -------        -------        -------          -------
Less dividends and distributions:
  From net investment income             (0.07)          (0.12)         (0.28)         (0.13)         (0.19)              --
  From net realized gain on
     investments                            --           (0.11)         (0.26)         (0.23)         (0.00)++            --
                                       -------         -------        -------        -------        -------          -------
Total dividends and distributions        (0.07)          (0.23)         (0.54)         (0.36)         (0.19)              --
                                       -------         -------        -------        -------        -------          -------
Net asset value at end of period       $ 10.19         $  9.27        $  8.23        $ 12.93        $ 11.60          $ 10.42
                                       =======         =======        =======        =======        =======          =======
Total investment return (c)              10.67%(d)       16.06%        (33.42%)        14.95%         13.28%            4.20%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)            0.80%++         1.35%          0.48%          0.73%          0.32%           (0.27%)++
  Net expenses (e)                        1.25%++         1.21%          1.22%          1.21%          1.18%            1.31%++
  Expenses (before reimbursement)
     (e)                                  1.40%++         1.54%          1.37%          1.24%          1.18%            1.80%++
Portfolio turnover rate                     29%             36%            40%            13%            61%               2%
Net assets at end of period (in
  000's)                               $96,121         $87,220        $76,188        $93,540        $48,046          $17,453



*    Unaudited
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





58    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      CLASS A
      -------------------------------------------------------------------------------------------------------
                                                                                                    APRIL 4,
      SIX MONTHS                                                                                     2005**
         ENDED                                                                                      THROUGH
       APRIL 30,                              YEAR ENDED OCTOBER 31,                              OCTOBER 31,
         2010*              2009              2008              2007              2006                2005

       $   9.40           $   8.35          $  13.10          $  11.68          $  10.46            $ 10.00
       --------           --------          --------          --------          --------            -------
           0.08 (a)           0.18 (a)          0.15 (a)          0.20              0.11 (a)           0.03 (a)
           0.96               1.17             (4.28)             1.60              1.35               0.43 (b)
       --------           --------          --------          --------          --------            -------
           1.04               1.35             (4.13)             1.80              1.46               0.46
       --------           --------          --------          --------          --------            -------

          (0.13)             (0.19)            (0.36)            (0.15)            (0.24)                --
             --              (0.11)            (0.26)            (0.23)            (0.00)++              --
       --------           --------          --------          --------          --------            -------
          (0.13)             (0.30)            (0.62)            (0.38)            (0.24)                --
       --------           --------          --------          --------          --------            -------
       $  10.31           $   9.40          $   8.35          $  13.10          $  11.68            $ 10.46
       ========           ========          ========          ========          ========            =======
          11.16%(d)          17.00%           (32.92%)           15.83%            14.20%              4.60%(d)

           1.64%++            2.18%             1.30%             1.46%             0.98%              0.48%++
           0.41%++            0.43%             0.46%             0.46%             0.43%              0.56%++
           0.41%++            0.43%             0.49%             0.49%             0.43%              1.05%++
             29%                36%               40%               13%               61%                 2%
       $163,782           $140,284          $127,086          $207,499          $112,099            $22,617



                                                    CLASS C
      ---------------------------------------------------------------------------------------------------
                                                                                                APRIL 4,
      SIX MONTHS                                                                                 2005**
         ENDED                                                                                  THROUGH
       APRIL 30,                            YEAR ENDED OCTOBER 31,                            OCTOBER 31,
         2010*              2009             2008             2007             2006               2005

        $  9.27           $  8.23          $ 12.93          $ 11.60          $ 10.42             $10.00
        -------           -------          -------          -------          -------             ------
           0.04 (a)          0.11 (a)         0.06 (a)         0.13             0.03 (a)          (0.01)(a)
           0.95              1.16            (4.22)            1.56             1.34               0.43 (b)
        -------           -------          -------          -------          -------             ------
           0.99              1.27            (4.16)            1.69             1.37               0.42
        -------           -------          -------          -------          -------             ------

          (0.07)            (0.12)           (0.28)           (0.13)           (0.19)                --
             --             (0.11)           (0.26)           (0.23)           (0.00)++              --
        -------           -------          -------          -------          -------             ------
          (0.07)            (0.23)           (0.54)           (0.36)           (0.19)                --
        -------           -------          -------          -------          -------             ------
        $ 10.19           $  9.27          $  8.23          $ 12.93          $ 11.60             $10.42
        =======           =======          =======          =======          =======             ======
          10.66%(d)         16.07%          (33.42%)          14.95%           13.28%              4.20%(d)

           0.80%++           1.39%            0.50%            0.73%            0.25%             (0.27%)++
           1.25%++           1.21%            1.22%            1.21%            1.18%              1.31% ++
           1.40%++           1.54%            1.36%            1.24%            1.18%              1.80% ++
             29%               36%              40%              13%              61%                 2%
        $25,387           $21,968          $18,993          $27,284          $15,639             $3,347




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              59

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                             CLASS I
                                     --------------------------------------------------------------------------------------
                                                                                                                  APRIL 4,
                                     SIX MONTHS                                                                    2005**
                                        ENDED                                                                     THROUGH
                                      APRIL 30,                      YEAR ENDED OCTOBER 31,                     OCTOBER 31,
                                        2010*           2009           2008          2007          2006             2005
Net asset value at beginning of
  period                               $ 9.48          $ 8.42        $ 13.20        $11.74        $10.47           $10.00
                                       ------          ------        -------        ------        ------           ------
Net investment income                    0.09 (a)        0.19 (a)       0.17 (a)      0.22          0.15 (a)         0.04 (a)
Net realized and unrealized gain
  (loss) on investments                  0.96            1.20          (4.30)         1.63          1.38             0.43 (b)
                                       ------          ------        -------        ------        ------           ------
Total from investment operations         1.05            1.39          (4.13)         1.85          1.53             0.47
                                       ------          ------        -------        ------        ------           ------
Less dividends and distributions:
  From net investment income            (0.15)          (0.22)         (0.39)        (0.16)        (0.26)              --
  From net realized gain on
     investments                           --           (0.11)         (0.26)        (0.23)        (0.00)++            --
                                       ------          ------        -------        ------        ------           ------
Total dividends and distributions       (0.15)          (0.33)         (0.65)        (0.39)        (0.26)              --
                                       ------          ------        -------        ------        ------           ------
Net asset value at end of period       $10.38          $ 9.48        $  8.42        $13.20        $11.74           $10.47
                                       ======          ======        =======        ======        ======           ======
Total investment return (c)             11.19%(d)       17.37%        (32.72%)       16.17%        14.86%            4.70%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.90%++         2.30%          1.51%         1.46%         1.36%            0.79%++
  Net expenses (e)                       0.16%++         0.19%          0.22%         0.25%         0.17%            0.25%++
  Expenses (before
     reimbursement)(e)                   0.16%++         0.19%          0.26%         0.31%         0.17%            0.74%++
Portfolio turnover rate                    29%             36%            40%           13%           61%               2%
Net assets at end of period (in
  000's)                               $  816          $  688        $   532        $  681        $   12           $   10



*    Unaudited
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





60    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (collectively referred to as the "Allocation Funds" and each individually referred to as an "Allocation Fund"). Each is a diversified fund. Each Allocation Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a "Predecessor Fund"). The reorganizations of the Predecessor Funds with and into the respective Allocation Funds, which were not subject to shareholder approval under applicable law, occurred on February 26, 2010. All information regarding and references to periods prior to the commencement of operations of each Allocation Fund relate to the respective Predecessor Fund.

The Allocation Funds each currently offer five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the Allocation Funds is as follows:

The CONSERVATIVE ALLOCATION FUND seeks current income and, secondarily, long-term growth of capital.

The GROWTH ALLOCATION FUND seeks long-term growth of capital.

The MODERATE ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The MODERATE GROWTH ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The Allocation Funds are funds-of-funds and may invest in other Funds of the Trust as well as funds of the Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, and Eclipse Funds Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("Underlying Funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Allocation Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in Underlying Funds are valued at their NAV at the close of business each day. The Allocation Funds' other investments and securities held by the Underlying Funds are valued as described below.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the funds' manager in consultation with the funds' subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the funds' manager in consultation with the funds' subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Exchange is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a

                                                   mainstayinvestments.com    61
constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the fund's manager, reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Allocation Funds did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Allocation Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Allocation Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for each Allocation Fund's investments is included at the end of each Allocation Fund's Portfolio of Investments.

The valuation techniques used by the Allocation Funds to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Underlying Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. Each of the Allocation Funds is treated as a separate entity for federal income tax purposes. The Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Allocation Funds' financial statements. The Allocation Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Conservative Allocation Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital gains, if any, annually. The other Allocation Funds intend to declare and pay dividends of net investment income and

62    Mainstay Allocation Funds
distributions of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Allocation Funds in proportion to the net assets of the respective Allocation Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by each Allocation Fund, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Allocation Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Allocation Funds' Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager also pays the salaries and expenses of all personnel affiliated with the Allocation Funds and the operational expenses of the Allocation Funds. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Allocation Funds and is responsible for the day-to-day portfolio management of the Allocation Funds. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Allocation Funds invest.

Effective February 26, 2010, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the Allocation Funds' management fee or reimburse the expenses of the appropriate class of the Allocation Funds so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of the Underlying Funds in which an Allocation Fund invests) of a class do not exceed the

                                                   mainstayinvestments.com    63
following percentages of average daily net assets for each class:

                     INVESTOR
                        CLASS  CLASS A  CLASS B  CLASS C  CLASS I
MainStay
  Conservative
  Allocation Fund        0.50%    0.50%    1.25%    1.25%    0.25%
-----------------------------------------------------------------
MainStay Growth
  Allocation Fund        0.50     0.50     1.25     1.25     0.25
-----------------------------------------------------------------
MainStay Moderate
  Allocation Fund        0.50     0.50     1.25     1.25     0.25
-----------------------------------------------------------------
MainStay Moderate
  Growth Allocation
  Fund                   0.50     0.50     1.25     1.25     0.25
-----------------------------------------------------------------



This expense limitation agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Funds' investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreements.

For the period August 1, 2009 through February 25, 2010, New York Life Investments had a written expense limitation agreements under which the management fee was waived and/or the operating expenses of the appropriate class of the Allocation Funds was reimbursed to the extent necessary to ensure that the total ordinary operating expenses did not exceed the following percentages of average daily net assets for Class A (New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of each Allocation Fund):

                                       CLASS A
MainStay Conservative Allocation Fund     0.50%
----------------------------------------------
MainStay Growth Allocation Fund           0.50
----------------------------------------------
MainStay Moderate Allocation Fund         0.50
----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                    0.50
----------------------------------------------



Additionally, for the period August 1, 2009, through February 25, 2010, New York Life Investments had agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Allocation Funds so that the total ordinary operating expenses of a class did not exceed the following percentages:

                              INVESTOR
                                 CLASS  CLASS B  CLASS C
MainStay Conservative
  Allocation Fund                 0.50%    1.25%    1.25%
--------------------------------------------------------
MainStay Growth Allocation
  Fund                            0.50     1.25     1.25
--------------------------------------------------------
MainStay Moderate Allocation
  Fund                            0.50     1.25     1.25
--------------------------------------------------------
MainStay Moderate Growth
  Allocation Fund                 0.50     1.25     1.25
--------------------------------------------------------



For the six-month period ended April 30, 2010, New York Life Investments waived/reimbursed expenses of the Allocation Funds as follows:

                                          TOTAL
MainStay Conservative Allocation Fund  $ 48,828
-----------------------------------------------
MainStay Growth Allocation Fund         138,639
-----------------------------------------------
MainStay Moderate Allocation Fund        92,211
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                  160,232
-----------------------------------------------



State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds' administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Allocation Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares of each applicable Allocation Fund at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of each applicable Allocation Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Allocation Funds for a total 12b-1 fee at 1.00%. Class I shares are not subject to a distribution or service fee.


64    Mainstay Allocation Funds

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds' shares and service activities.

(C) SALES CHARGES. The Allocation Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2010, were as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
 FUND
Investor Class                         $28,470
----------------------------------------------
Class A                                 48,126
----------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
Investor Class                         $49,376
----------------------------------------------
Class A                                 19,302
----------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
Investor Class                         $59,758
----------------------------------------------
Class A                                 56,162
----------------------------------------------




 MAINSTAY MODERATE GROWTH ALLOCATION
 FUND
Investor Class                         $85,612
----------------------------------------------
Class A                                 47,357
----------------------------------------------



The Allocation Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares, for the six-month period ended April 30, 2010, as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
 FUND
Investor Class                         $    20
----------------------------------------------
Class A                                     33
----------------------------------------------
Class B                                 21,864
----------------------------------------------
Class C                                  5,156
----------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
Investor Class                         $    26
----------------------------------------------
Class A                                     16
----------------------------------------------
Class B                                 51,926
----------------------------------------------
Class C                                  1,010
----------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
Investor Class                         $    80
----------------------------------------------
Class A                                    305
----------------------------------------------
Class B                                 61,959
----------------------------------------------
Class C                                  2,465
----------------------------------------------




 MAINSTAY MODERATE GROWTH ALLOCATION
 FUND
Investor Class                         $    14
----------------------------------------------
Class A                                    265
----------------------------------------------
Class B                                 91,279
----------------------------------------------
Class C                                  1,548
----------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds' transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Allocation Funds for the six-month period ended April 30, 2010, were as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
 FUND                                   TOTAL
Investor Class                         $35,318
----------------------------------------------
Class A                                 29,107
----------------------------------------------
Class B                                 36,678
----------------------------------------------
Class C                                 30,012
----------------------------------------------
Class I                                    877
----------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND         TOTAL
Investor Class                         $108,707
-----------------------------------------------
Class A                                  37,615
-----------------------------------------------
Class B                                  94,512
-----------------------------------------------
Class C                                  21,076
-----------------------------------------------
Class I                                     712
-----------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND      TOTAL
Investor Class                         $94,068
----------------------------------------------
Class A                                 54,274
----------------------------------------------
Class B                                 97,097
Class C                                 49,131
----------------------------------------------
Class I                                  1,903
----------------------------------------------




 MAINSTAY MODERATE GROWTH ALLOCATION
 FUND                                    TOTAL
Investor Class                         $150,427
-----------------------------------------------
Class A                                  53,259
-----------------------------------------------
Class B                                 146,660
-----------------------------------------------
Class C                                  37,224
-----------------------------------------------
Class I                                     261
-----------------------------------------------





                                                   mainstayinvestments.com    65

(E) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Allocation Funds with the following values and percentages of net assets as follows:

 MAINSTAY CONSERVATIVE
 ALLOCATION FUND
Class I                           $12,901    0.3%
------------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
Class I                            11,672    0.1
------------------------------------------------




 MAINSTAY MODERATE ALLOCATION
 FUND
Class I                            12,673    0.1
------------------------------------------------




 MAINSTAY MODERATE GROWTH
 ALLOCATION FUND
Class I                            12,264    1.5
------------------------------------------------



At April 30, 2010, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

 MAINSTAY CONSERVATIVE ALLOCATION FUND
MainStay 130/30 Core Fund Class I         4.01%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       4.38
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 2.69
----------------------------------------------
MainStay Common Stock Fund Class I        3.19
----------------------------------------------
MainStay Convertible Fund Class I         0.92
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       1.63
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       2.23
----------------------------------------------
MainStay Floating Rate Fund Class I       6.28
----------------------------------------------
MainStay Growth Equity Fund Class I       7.50
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.46
----------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                 5.04
----------------------------------------------
MainStay ICAP Equity Fund Class I         0.84
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.60
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       0.36
----------------------------------------------
MainStay Indexed Bond Fund Class I       11.48
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 4.72
----------------------------------------------
MainStay International Equity Fund
  Class I                                 0.69
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.33
----------------------------------------------
MainStay MAP Fund Class I                 1.51
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.01
----------------------------------------------
MainStay U.S. Small Cap Fund Class I      2.57
----------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
MainStay 130/30 Core Fund Class I         9.15%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       8.86
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                10.95
----------------------------------------------
MainStay Common Stock Fund Class I        8.37
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       6.85
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       4.86
----------------------------------------------
MainStay Growth Equity Fund Class I      25.65
----------------------------------------------
MainStay ICAP Equity Fund Class I         1.55
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.43
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       0.67
----------------------------------------------
MainStay International Equity Fund
  Class I                                 2.78
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.79
----------------------------------------------
MainStay MAP Fund Class I                 3.43
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.05
----------------------------------------------
MainStay U.S. Small Cap Fund Class I     10.47
----------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
MainStay 130/30 Core Fund Class I        11.13%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      17.51
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                10.65
----------------------------------------------
MainStay Common Stock Fund Class I        9.01
----------------------------------------------
MainStay Convertible Fund Class I         2.22
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       6.44
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       6.34
----------------------------------------------
MainStay Floating Rate Fund Class I       8.18
----------------------------------------------
MainStay Growth Equity Fund Class I      16.25
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.60
----------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                 6.58
----------------------------------------------
MainStay ICAP Equity Fund Class I         2.35
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.37
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       1.01
----------------------------------------------
MainStay Indexed Bond Fund Class I       14.96
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 6.16
----------------------------------------------
MainStay International Equity Fund
  Class I                                 2.73
----------------------------------------------
MainStay Large Cap Growth Fund Class I    0.91
----------------------------------------------
MainStay MAP Fund Class I                 4.67
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.01
----------------------------------------------
MainStay U.S. Small Cap Fund Class I      5.88
----------------------------------------------





66    Mainstay Allocation Funds

 MAINSTAY MODERATE GROWTH ALLOCATION
 FUND
MainStay 130/30 Core Fund Class I        14.04%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      15.25
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                15.76
----------------------------------------------
MainStay Common Stock Fund Class I        9.68
----------------------------------------------
MainStay Convertible Fund Class I         5.78
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       9.68
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       7.65
----------------------------------------------
MainStay Floating Rate Fund Class I       8.23
----------------------------------------------
MainStay Growth Equity Fund Class I      36.16
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 0.61
----------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                 6.68
----------------------------------------------
MainStay ICAP Equity Fund Class I         2.55
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       3.51
----------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                       1.10
----------------------------------------------
MainStay Indexed Bond Fund Class I        2.90
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 2.99
----------------------------------------------
MainStay International Equity Fund
  Class I                                 4.04
----------------------------------------------
MainStay Large Cap Growth Fund Class I    1.21
----------------------------------------------
MainStay MAP Fund Class I                 5.20
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.05
----------------------------------------------
MainStay U.S. Small Cap Fund Class I     15.65
----------------------------------------------



(F) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Allocation Funds by the Office of the General Counsel of New York Life Investments is payable directly by the Allocation Funds. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay Conservative Allocation Fund    $4,453
-----------------------------------------------
MainStay Growth Allocation Fund           4,781
-----------------------------------------------
MainStay Moderate Allocation Fund         9,083
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                    8,999
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

MAINSTAY CONSERVATION ALLOCATION FUND
At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $9,959,047 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Conservative Allocation Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
          2017               $9,959
---------------------------------- -----



MAINSTAY GROWTH ALLOCATION FUND
At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $21,808,716 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Growth Allocation Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
          2017               $21,809
---------------------------------- -----



MAINSTAY MODERATE ALLOCATION FUND
At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $25,132,898 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Allocation Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
          2017               $25,133
---------------------------------- -----



MAINSTAY MODERATE GROWTH ALLOCATION FUND
At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $33,934,130 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Growth Allocation Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
          2017               $33,934
---------------------------------- -----





                                                   mainstayinvestments.com    67

The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                                                          2009
                                                -------------------------------------------------------
                                                                               TAX-BASED
                                                         TAX-BASED    DISTRIBUTIONS FROM
                                                DISTRIBUTIONS FROM             LONG-TERM
                                                   ORDINARY INCOME         CAPITAL GAINS          TOTAL
MainStay Conservative Allocation Fund                   $4,153,789            $1,849,200    $ 6,002,989
-------------------------------------------------------------------------------------------------------
MainStay Growth Allocation Fund                          2,203,061             1,467,657      3,670,718
-------------------------------------------------------------------------------------------------------
MainStay Moderate Allocation Fund                        7,666,873             3,543,189     11,210,062
-------------------------------------------------------------------------------------------------------
MainStay Moderate Growth Allocation Fund                 5,881,006             3,780,761      9,661,767
-------------------------------------------------------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Allocation Funds. Custodial fees are charged to the Allocation Funds based on the market value of securities in the Allocation Funds and the number of certain cash transactions incurred by the Allocation Funds.

NOTE 6--LINE OF CREDIT:

The Allocation Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Allocation Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Allocation Funds on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities were as follows:

                                 PURCHASES     SALES
MainStay Conservative
  Allocation Fund                 $ 50,572   $ 32,097
-----------------------------------------------------
MainStay Growth Allocation Fund     60,773     56,394
-----------------------------------------------------
MainStay Moderate Allocation
  Fund                              98,613     78,899
-----------------------------------------------------
MainStay Moderate Growth
  Allocation Fund                  121,539    103,808
-----------------------------------------------------



NOTE 8--CAPITAL SHARE TRANSACTIONS:

MAINSTAY CONSERVATIVE ALLOCATION FUND

 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       616,244  $  6,348,433
Shares issued to shareholders
  in reinvestment of
  dividends                        33,208       340,791
Shares redeemed                  (230,988)   (2,368,054)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      418,464     4,321,170
Shares converted into
  Investor Class (See Note 1)     104,757     1,083,004
Shares converted from
  Investor Class (See Note 1)    (137,749)   (1,426,469)
                               ------------------------
Net increase                      385,472  $  3,977,705
                               ========================

Year ended October 31, 2009:
Shares sold                     1,043,096  $  9,213,159
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      95,092       839,296
Shares redeemed                  (478,534)   (4,234,954)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      659,654     5,817,501
Shares converted into
  Investor Class (See Note 1)     224,436     1,973,860
Shares converted from
  Investor Class (See Note 1)    (293,305)   (2,703,150)
                               ------------------------
Net increase                      590,785  $  5,088,211
                               ========================



68    Mainstay Allocation Funds

 CLASS A                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                     1,515,009  $ 15,581,360
Shares issued to shareholders
  in reinvestment of
  dividends                       112,305     1,151,689
Shares redeemed                (1,059,402)  (10,872,579)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      567,912     5,860,470
Shares converted into Class A
  (See Note 1)                    192,042     1,985,350
Shares converted from Class A
  (See Note 1)                    (40,117)     (419,625)
                               ------------------------
Net increase                      719,837  $  7,426,195
                               ========================

Year ended October 31, 2009:
Shares sold                     2,465,874  $ 22,198,912
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     364,461     3,204,176
Shares redeemed                (3,246,789)  (28,710,259)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                     (416,454)   (3,307,171)
Shares converted into Class A
  (See Note 1)                    420,083     3,837,706
Shares converted from Class A
  (See Note 1)                    (81,510)     (728,644)
                               ------------------------
Net decrease                      (77,881) $   (198,109)
                               ========================


 CLASS B                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                       448,678  $  4,593,708
Shares issued to shareholders
  in reinvestment of
  dividends                        23,595       240,850
Shares redeemed                  (263,595)   (2,691,417)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      208,678     2,143,141
Shares converted from Class B
  (See Note 1)                   (119,465)   (1,222,260)
                               ------------------------
Net increase                       89,213  $    920,881
                               ========================

Year ended October 31, 2009:
Shares sold                       927,634  $  8,181,497
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      93,294       814,672
Shares redeemed                  (630,587)   (5,521,044)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      390,341     3,475,125
Shares converted from Class B
  (See Note 1)                   (270,734)   (2,379,772)
                               ------------------------
Net increase                      119,607  $  1,095,353
                               ========================


 CLASS C                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                       502,421  $  5,147,382
Shares issued to shareholders
  in reinvestment of
  dividends                        17,739       181,051
Shares redeemed                  (309,814)   (3,177,163)
                               ------------------------
Net increase                      210,346  $  2,151,270
                               ========================

Year ended October 31, 2009:
Shares sold                       652,807  $  5,923,686
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      65,419       570,929
Shares redeemed                  (697,069)   (6,006,396)
                               ------------------------
Net increase                       21,157  $    488,219
                               ========================


 CLASS I                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                       374,347  $  3,819,107
Shares issued to shareholders
  in reinvestment of
  dividends                         3,409        35,453
Shares redeemed                    (2,541)      (26,453)
                               ------------------------
Net increase                      375,215  $  3,828,107
                               ========================

Year ended October 31, 2009:
Shares sold                         3,948  $     33,447
Shares issued to shareholders
  in reinvestment of
  dividends and distributions       5,420        47,811
Shares redeemed                   (35,384)     (309,269)
                               ------------------------
Net decrease                      (26,016) $   (228,011)
                               ========================





                                                   mainstayinvestments.com    69

MAINSTAY GROWTH ALLOCATION FUND

 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       818,050  $  7,919,202
Shares issued to shareholders
  in reinvestment of
  dividends                        32,815       315,339
Shares redeemed                  (490,750)   (4,743,762)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      360,115     3,490,779
Shares converted into
  Investor Class
  (See Note 1)                    159,475     1,539,412
Shares converted from
  Investor Class
  (See Note 1)                   (237,128)   (2,334,385)
                               ------------------------
Net increase                      282,462  $  2,695,806
                               ========================

Year ended October 31, 2009:
Shares sold                     1,791,737  $ 13,631,315
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     146,779     1,093,500
Shares redeemed                  (948,066)   (7,232,351)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      990,450     7,492,464
Shares converted into
  Investor Class
  (See Note 1)                    596,359     4,314,229
Shares converted from
  Investor Class
  (See Note 1)                   (307,405)   (2,626,232)
                               ------------------------
Net increase                    1,279,404  $  9,180,461
                               ========================


 CLASS A                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                       631,181  $  6,106,105
Shares issued to shareholders
  in reinvestment of
  dividends                        35,844       344,422
Shares redeemed                  (655,392)   (6,323,886)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                       11,633       126,641
Shares converted into Class A
  (See Note 1)                    305,394     2,994,873
Shares converted from Class A
  (See Note 1)                    (16,082)     (160,015)
Shares converted from Class A
  (a)                                (727)       (6,836)
                               ------------------------
Net increase                      300,218  $  2,954,663
                               ========================

Year ended October 31, 2009:
Shares sold                     1,548,088  $ 11,956,167
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     198,242     1,476,917
Shares redeemed                (2,102,290)  (16,085,169)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                     (355,960)   (2,652,085)
Shares converted into Class A
  (See Note 1)                    417,548     3,496,827
Shares converted from Class A
  (See Note 1)                   (321,622)   (2,254,699)
                               ------------------------
Net decrease                     (260,034) $ (1,409,957)
                               ========================


 CLASS B                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                       493,481  $  4,696,898
Shares redeemed                  (400,547)   (3,791,096)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                       92,934       905,802
Shares converted from Class B
  (See Note 1)                   (214,887)   (2,039,885)
                               ------------------------
Net decrease                     (121,953) $ (1,134,083)
                               ========================

Year ended October 31, 2009:
Shares sold                     1,401,884  $ 10,520,578
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     107,394       792,553
Shares redeemed                  (892,366)   (6,724,241)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      616,912     4,588,890
Shares converted from Class B
  (See Note 1)                   (390,852)   (2,930,125)
                               ------------------------
Net increase                      226,060  $  1,658,765
                               ========================


 CLASS C                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                       182,970  $  1,759,007
Shares redeemed                  (139,701)   (1,341,683)
                               ------------------------
Net increase                       43,269  $    417,324
                               ========================

Year ended October 31, 2009:
Shares sold                       378,068  $  2,828,909
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      18,547       137,066
Shares redeemed                  (268,756)   (1,997,622)
                               ------------------------
Net increase                      127,859  $    968,353
                               ========================


 CLASS I                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                        11,823  $    117,441
Shares issued to shareholders
  in reinvestment of
  dividends                         1,011         9,797
Shares redeemed                   (15,860)     (149,459)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                       (3,026)      (22,221)
Shares converted into Class I
  (a)                                 720         6,836
                               ------------------------
Net decrease                       (2,306) $    (15,385)
                               ========================

Year ended October 31, 2009:
Shares sold                        43,499  $    337,914
Shares issued to shareholders
  in reinvestment of
  dividends and distributions       3,292        24,759
Shares redeemed                   (15,050)     (132,396)
                               ------------------------
Net increase                       31,741  $    230,277
                               ========================





70    Mainstay Allocation Funds

MAINSTAY MODERATE ALLOCATION FUND

 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                     1,094,400  $ 11,241,532
Shares issued to shareholders
  in reinvestment of
  dividends                       119,532     1,209,632
Shares redeemed                  (521,676)   (5,351,472)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      692,256     7,099,692
Shares converted into
  Investor Class
  (See Note 1)                    210,326     2,161,553
Shares converted from
  Investor Class
  (See Note 1)                   (286,620)   (2,965,316)
                               ------------------------
Net increase                      615,962  $  6,295,929
                               ========================

Year ended October 31, 2009:
Shares sold                     2,025,142  $ 17,534,335
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     237,877     1,972,005
Shares redeemed                (1,120,094)   (9,533,913)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                    1,142,925     9,972,427
Shares converted into
  Investor Class
  (See Note 1)                    519,932     4,419,384
Shares converted from
  Investor Class
  (See Note 1)                   (491,213)   (4,506,842)
                               ------------------------
Net increase                    1,171,644  $  9,884,969
                               ========================


 CLASS A                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                     2,137,587  $ 21,982,271
Shares issued to shareholders
  in reinvestment of
  dividends                       310,689     3,141,075
Shares redeemed                (2,003,832)  (20,553,276)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      444,444     4,570,070
Shares converted into Class A
  (See Note 1)                    433,339     4,468,400
Shares converted from Class A
  (See Note 1)                    (40,131)     (418,570)
Shares converted from Class A
  (a)                             (14,050)     (141,066)
                               ------------------------
Net increase                      823,602  $  8,478,834
                               ========================

Year ended October 31, 2009:
Shares sold                     3,785,452  $ 32,954,031
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     690,613     5,718,278
Shares redeemed                (3,833,566)  (32,670,474)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      642,499     6,001,835
Shares converted into Class A
  (See Note 1)                    767,948     6,892,814
Shares converted from Class A
  (See Note 1)                   (173,414)   (1,471,124)
                               ------------------------
Net increase                    1,237,033  $ 11,423,525
                               ========================


 CLASS B                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                       813,283  $  8,281,290
Shares issued to shareholders
  in reinvestment of
  dividends                        80,747       812,314
Shares redeemed                  (520,640)   (5,277,699)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      373,390     3,815,905
Shares converted from Class B
  (See Note 1)                   (319,704)   (3,246,067)
                               ------------------------
Net increase                       53,686  $    569,838
                               ========================

Year ended October 31, 2009:
Shares sold                     1,866,537  $ 16,007,463
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     233,294     1,922,339
Shares redeemed                (1,289,806)  (10,835,054)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      810,025     7,094,748
Shares converted from Class B
  (See Note 1)                   (629,338)   (5,334,232)
                               ------------------------
Net increase                      180,687  $  1,760,516
                               ========================


 CLASS C                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                       640,181  $  6,549,039
Shares issued to shareholders
  in reinvestment of
  dividends                        36,117       363,340
Shares redeemed                  (421,086)   (4,302,584)
                               ------------------------
Net increase                      255,212  $  2,609,795
                               ========================

Year ended October 31, 2009:
Shares sold                     1,142,421  $  9,962,613
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      99,620       821,865
Shares redeemed                  (961,142)   (8,119,122)
                               ------------------------
Net increase                      280,899  $  2,665,356
                               ========================


 CLASS I                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                       415,414  $  4,202,843
Shares issued to shareholders
  in reinvestment of
  dividends                         9,026        91,561
Shares redeemed                   (44,870)     (461,970)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      379,570     3,832,434
Shares converted into Class I
  (a)                              14,009       141,066
                               ------------------------
Net increase                      393,579  $  3,973,500
                               ========================

Year ended October 31, 2009:
Shares sold                        24,738  $    211,043
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      20,600       170,981
Shares redeemed                  (203,976)   (1,687,162)
                               ------------------------
Net decrease                     (158,638) $ (1,305,138)
                               ========================





                                                   mainstayinvestments.com    71

MAINSTAY MODERATE GROWTH ALLOCATION FUND

 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                     1,457,055  $ 14,561,213
Shares issued to shareholders
  in reinvestment of
  dividends                       121,665     1,202,013
Shares redeemed                  (728,255)   (7,264,155)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      850,465     8,499,071
Shares converted into
  Investor Class
  (See Note 1)                    266,499     2,670,016
Shares converted from
  Investor Class
  (See Note 1)                   (295,789)   (2,987,080)
                               ------------------------
Net increase                      821,175  $  8,182,007
                               ========================

Year ended October 31, 2009:
Shares sold                     2,657,380  $ 21,329,842
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     302,888     2,341,328
Shares redeemed                (1,407,854)  (11,232,360)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                    1,552,414    12,438,810
Shares converted into
  Investor Class
  (See Note 1)                    726,073     5,652,479
Shares converted from
  Investor Class
  (See Note 1)                   (494,539)   (4,439,730)
                               ------------------------
Net increase                    1,783,948  $ 13,651,559
                               ========================


 CLASS A                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                     1,684,097  $ 16,977,986
Shares issued to shareholders
  in reinvestment of
  dividends                       195,312     1,927,124
Shares redeemed                (1,283,855)  (12,837,022)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      595,554     6,068,088
Shares converted into Class A
  (See Note 1)                    444,396     4,472,385
Shares converted from Class A
  (See Note 1)                    (70,049)     (716,603)
                               ------------------------
Net increase                      969,901  $  9,823,870
                               ========================

Year ended October 31, 2009:
Shares sold                     2,089,989  $ 17,107,076
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     563,061     4,352,901
Shares redeemed                (3,450,437)  (26,892,287)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                     (797,387)   (5,432,310)
Shares converted into Class A
  (See Note 1)                    817,460     7,079,264
Shares converted from Class A
  (See Note 1)                   (321,889)   (2,445,283)
                               ------------------------
Net decrease                     (301,816) $   (798,329)
                               ========================


 CLASS B                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                       973,590  $  9,604,206
Shares issued to shareholders
  in reinvestment of
  dividends                        62,973       616,516
Shares redeemed                  (662,110)   (6,525,120)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      374,453     3,695,602
Shares converted from Class B
  (See Note 1)                   (349,079)   (3,438,718)
                               ------------------------
Net increase                       25,374  $    256,884
                               ========================

Year ended October 31, 2009:
Shares sold                     2,201,379  $ 17,472,134
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     278,703     2,137,709
Shares redeemed                (1,597,714)  (12,420,435)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      882,368     7,189,408
Shares converted from Class B
  (See Note 1)                   (735,846)   (5,846,730)
                               ------------------------
Net increase                      146,522  $  1,342,678
                               ========================


 CLASS C                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                       347,675  $  3,450,000
Shares issued to shareholders
  in reinvestment of
  dividends                        13,881       135,896
Shares redeemed                  (239,627)   (2,344,514)
                               ------------------------
Net increase                      121,929  $  1,241,382
                               ========================

Year ended October 31, 2009:
Shares sold                       649,117  $  5,294,128
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      62,000       475,541
Shares redeemed                  (650,189)   (5,124,316)
                               ------------------------
Net increase                       60,928  $    645,353
                               ========================



72    Mainstay Allocation Funds

 CLASS I                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:
Shares sold                         6,431  $     64,106
Shares issued to shareholders
  in reinvestment of
  dividends                         1,122        11,153
Shares redeemed                    (1,499)      (15,211)
                               ------------------------
Net increase                        6,054  $     60,048
                               ========================

Year ended October 31, 2009:
Shares sold                        17,900  $    135,608
Shares issued to shareholders
  in reinvestment of
  dividends and distributions       2,684        20,883
Shares redeemed                   (11,203)      (92,469)
                               ------------------------
Net increase                        9,381  $     64,022
                               ========================

(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor
    Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:


     - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

     - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.


NOTE 9--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Allocation Funds have adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the Allocation Funds' financial statements; however, there are additional disclosures in each of the Allocation Funds' Portfolio of Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Allocation Funds as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Allocation Funds' management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    73

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-
6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


74    Mainstay Allocation Funds

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     (C) 2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18302 MS121-10                                         MSAA10-06/10
                                                                              A2

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EPOCH GLOBAL CHOICE FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT


        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during this period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six months ended April 30, 2010, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the six-month period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


During the period covered by this report, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the period covered by this report. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EPOCH GLOBAL CHOICE FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       14
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        27
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       27



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL              FOUR       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (7/25/05)
--------------------------------------------------------
With sales charges         -3.33%    22.13%      -1.57%
Excluding sales charges     2.30     29.24       -0.39




(With sales charges)


(LINE GRAPH)

                                MSCI WORLD    RUSSELL 3000(R)
              INVESTOR CLASS       INDEX           INDEX
              --------------    ----------    ---------------
07/25/05            9450           10000           10000
04/30/06            9935           11797           10926
04/30/07           11134           13800           12509
04/30/08           11472           13459           11864
04/30/09            7175            8165            7718
04/30/10            9274           11188           10874



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL              FOUR       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (8/15/06)
--------------------------------------------------------
With sales charges         -3.33%    22.13%      -2.48%
Excluding sales charges     2.30     29.23       -0.99




(With sales charges)


(LINE GRAPH)

                                    MSCI WORLD    RUSSELL 3000(R)
                         CLASS A       INDEX           INDEX
                         -------    ----------    ---------------
08/15/06                  23625        25000           25000
04/30/07                  27344        29805           29341
04/30/08                  28173        29069           27829
04/30/09                  17622        17636           18103
04/30/10                  22773        24165           25508



CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL              FOUR       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (7/25/05)
--------------------------------------------------------
With sales charges          1.08%    27.39%      -0.73%
Excluding sales charges     2.08     28.39       -0.73




(With sales charges)


(LINE GRAPH)

                               MSCI WORLD    RUSSELL 3000(R)
                    CLASS C       INDEX           INDEX
                    -------    ----------    ---------------
07/25/05             10000        10000           10000
04/30/06             10453        11797           10926
04/30/07             11641        13800           12509
04/30/08             11895        13459           11864
04/30/09              7523         8165            7718
04/30/10              9659        11188           10874







1. Performance tables and graphs do not reflect the deduction of the taxes that a shareholder would pay on distribution or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge and are subject to a contingent deferred sales charge ("CDSC") of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. The Fund is the successor to the Epoch U.S. All Cap Equity Fund. Effective January 4, 2010, the Fund changed its fiscal year end from December 31 to October 31.
2. Performance figures for Investor Class and Class C shares, first offered November 16, 2009, include the historical performance of Class I shares through November 15, 2009 adjusted for differences in certain contractual expenses and fees.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL              FOUR       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (7/25/05)
--------------------------------------------------------
                            2.47%    29.68%      0.27%




(With sales charges)


(LINE GRAPH)

                         MSCI WORLD    RUSSELL 3000(R)
              CLASS I       INDEX           INDEX
              -------    ----------    ---------------
07/25/05       10000        10000           10000
04/30/06       10533        11797           10926
04/30/07       11848        13800           12509
04/30/08       12229        13459           11864
04/30/09        7812         8165            7718
04/30/10       10131        11188           10874




BENCHMARK PERFORMANCE                            FOUR       ONE       SINCE
                                                MONTHS     YEAR     INCEPTION
MSCI World Index(4)                              3.25%    37.02%      2.38%
Russell 3000(R) Index(5)                         8.23     40.90       1.77
Average Lipper global multi-cap core fund(6)     3.72     37.46       1.84





3. Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch U.S. All Cap Equity Fund (which was subject to a different fee structure.)
4. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of April 30, 2010, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States, Total returns assume reinvestment of all dividends and capital gains. The Fund has selected the MSCI World Index in replacement of the Russell 3000(R) Index as its broad-based securities market Index for comparison purposes because of a change in investment strategy in connection with the reorganization of the Epoch U.S. All Cap Equity Fund with and into the Fund. An investment cannot be made directly in an Index.
5. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper global multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Global-cap core funds typically have an average price-to cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Epoch Global Choice Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EPOCH GLOBAL CHOICE FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING        ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT        RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE          EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                   11/1/09(3 )        4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES(2)       $1,000.00        $1,036.50        $ 7.36         $1,015.80         $ 7.28
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                 $1,000.00        $1,092.90        $ 8.04         $1,017.10         $ 7.75
---------------------------------------------------------------------------------------------------------
CLASS C SHARES(2)              $1,000.00        $1,033.30        $10.95         $1,012.20         $10.84
---------------------------------------------------------------------------------------------------------
CLASS I SHARES                 $1,000.00        $1,094.30        $ 6.75         $1,018.30         $ 6.51
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.57% for Investor Class, 1.55% for Class A, 2.34% for Class C and 1.30% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Class A and Class I (to reflect the one-half year period) and 168 days for Investor Class and Class C (to reflect the since-inception period).The table above represents actual expenses incurred during the one-half year period.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2010. Had these shares been offered for the full six-month period ended April 30, 2010, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.85 for Investor Class and $11.68 for Class C and the ending account value would have been $1,017.00 for Investor Class and $1,013.20 for Class C.
3. Investor Class and Class C shares began investment operations on November 16, 2009.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Software                                12.6%
Aerospace & Defense                      8.1
Health Care Providers & Services         7.4
Automobiles                              6.2
IT Services                              5.6
Pharmaceuticals                          4.6
Capital Markets                          4.5
Wireless Telecommunication Services      3.5
Media                                    3.3
Internet Software & Services             3.1
Life Sciences Tools & Services           3.1
Electronic Equipment & Instruments       3.0
Machinery                                3.0
Road & Rail                              2.9
Specialty Retail                         2.9
Chemicals                                2.8
Insurance                                2.8
Beverages                                2.7
Diversified Financial Services           2.6
Food Products                            2.5
Oil, Gas & Consumable Fuels              2.4
Auto Components                          2.3
Electrical Equipment                     2.2
Food & Staples Retailing                 2.0
Commercial Banks                         1.5
Other Assets, Less Liabilities           2.4
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010

    1.  Microsoft Corp.
    2.  Hyundai Motor Co.
    3.  Vodafone Group PLC
    4.  Bombardier, Inc.
    5.  Comcast Corp. Class A
    6.  Yahoo!, Inc.
    7.  Thermo Fisher Scientific, Inc.
    8.  Danaher Corp.
    9.  Sybase, Inc.
   10.  Corning, Inc.





8    MainStay Epoch Global Choice Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS(1)


QUESTIONS ANSWERED BY PORTFOLIO MANAGERS WILLIAM PRIEST, CFA, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY EPOCH GLOBAL CHOICE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE FOUR MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 2.30% for Investor Class shares, 2.30% for Class A shares and 2.08% for Class C shares for the four months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 2.47%. All share classes underperformed the 3.72% return of the average Lipper(2) global multi-cap core fund, the 8.23% return of the Russell 3000(R) Index() and the 3.25% return of the MSCI World Index() for the four months ended April 30, 2010. The MSCI World Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT MAJOR FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE DURING THE FOUR-MONTH REPORTING PERIOD?

The period saw a continuation of the market's focus on lower-quality stocks that began in March 2009, as short rates collapsed by nearly five percentage points from midyear 2007, coupled with growing confidence that the worst recession since World War II was behind us. Companies with less-visible cash flows, high financial leverage and smaller capitalizations performed well, as did materials and other cyclical sectors. Our view remained that these factors had run their course as market drivers. We believed that a more important consideration would be Europe's ability to solve a financial crisis emanating from the Greek debt situation and the United States' ability to transition to a sustainable recovery led by the private sector. Market levels had priced in only positive assumptions in both cases.

Global equity markets recorded positive returns during the reporting period, and the Fund rose as well. The main positive factor in the Fund's performance relative to the MSCI World Index was stock selection in the financials, consumer discretionary and health care sectors. In addition, the Fund benefited by having little exposure to underperforming sectors such as utilities. Somewhat offsetting these positive factors was the underperformance of holdings in information technology and industrials compared to the average returns of the respective sectors in the Index. The health care sector lagged the Index return as the uncertainty surrounding health care reform played out.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

On an absolute basis, the strongest-contributing sectors to the Fund's performance were consumer discretionary, financials and industrials. On the whole, the Fund's consumer discretionary holdings performed well as investors continued to expect improvements in employment and wage growth. Financials marginally outperformed the MSCI World Index, as concerns mounted over the potential impact of global regulatory reform in the wake of the Security and Exchange Commission's case against Goldman Sachs. Financial companies with the least credit exposure performed best. The Fund's holdings in the industrials sector also performed well, especially those with exposure to the aerospace industry.

During the reporting period, the sectors that detracted the most from the Fund's absolute performance were materials, telecommunication services and information technology. Materials stocks in general paused after a strong run in 2009, as investors began to discount the effects of an economic slowdown in China. Metals stocks were particularly hard hit. Telecommunication services lagged other sectors as investors found defensive companies less appealing than those with greater economic sensitivity. Information technology stocks generally performed well, but our holdings lagged smaller-capitalization information technology stocks. Companies with more exposure to hardware and companies that manufacture commodity-type products were the strongest performers.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

On an absolute basis, insurance company Prudential Financial, cable company Comcast and Korea-based automotive company Hyundai Motor made the strongest contributions to the Fund's performance. Prudential Financial advanced during the four months ended April 30, 2010, as investors sought high quality financial stocks that had previously lagged other more speculative banks. Comcast benefited from valuation improvements, expected decreases in capital expenditures and anticipated synergies with NBC Universal. Hyundai Motor saw its share price rise on increasing

1. Effective January 4, 2010, the Fund's fiscal year-end changed from December 31 to October 31. As a result, the following discussion covers the four-month reporting period ended April 30, 2010.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Russell 3000(R) Index.
4. See footnote on page 6 for more information on the MSCI World Index.

                                                    mainstayinvestments.com    9
sales in China and investors' hopes that the company could capitalize on turmoil in the U.S. auto market.

Health care and science company Bayer A.G., agricultural products company Monsanto and diversified health care benefits company Aetna were among the greatest detractors from the Fund's absolute performance during the four-month reporting period. Shares of Bayer A.G. declined on disappointing guidance for the company's health care and crop science units. Monsanto suffered from lower-than-expected demand from farmers, especially in northern markets. Shares of Aetna fell because of poor product pricing and investor concerns about health care reform legislation.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Among the stocks that the Fund purchased during the reporting period were Internet software & services company Yahoo!, aerospace & defense company Bombardier and Comcast. We established a Fund position in Yahoo! to take advantage of the company's partnership with Microsoft. We believed that the partnership would help Yahoo! reduce expenses, increase market share and possibly benefit from increased online advertising. Our investment in Bombardier reflected our view that the transportation segment is a stable and growing profit and cash-flow contributor that is underappreciated by investors. We believed that Bombardier's rail segment could benefit from rail stimulus spending in the United States, and we were attracted by the company's strong position in emerging markets, including China. We liked Comcast not only for its leading position within its industry but also because it increased its return of capital to shareholders through an expanded share buyback. In our view, Comcast's acquisition of NBC should offer strategic benefits and increase the shares' valuation.

During the reporting period, we exited the Fund's position in Monsanto as we became concerned over pricing issues for the company's products. We eliminated the Fund's holdings in Aetna, believing expectations had not fully discounted the potential negatives of health care reform legislation. We sold the Fund's position in computers & peripherals company Apple ahead of the release of the iPad on the belief that the stock had achieved fair value.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in the industrials, consumer discretionary and financials sectors. Within industrials, we added Fund positions in aerospace & defense companies Boeing and Bombardier and cable manufacturer Prysmian. In consumer discretionary, we added Fund positions in Comcast, auto manufacturer Daimler Benz and specialty retailer TJX. In financials, we added Fund positions in capital markets company Ameriprise, bank holding company CIT Group and brokerage services provider TD Ameritrade.

We reduced the Fund's exposure to the health care, consumer staples and information technology sectors. In health care, we sold positions in Aetna, dialysis service provider DaVita and pharmaceutical and diagnostics company Roche Holding. In consumer staples, we sold positions in international tobacco company Imperial Tobacco and discount retailing giant Wal-Mart Stores. In information technology, we sold the Fund's positions in Apple and Taiwan Semiconductor Manufacturing Company.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2010, AND HOW DID THIS POSITIONING AFFECT THE FUND'S PERFORMANCE?

As of April 30, 2010, the Fund's most substantially overweight sectors relative to the MSCI World Index were information technology and health care. The overweight postion in information technology detracted, largely because of the Fund's sizable position in Microsoft, which underperformed the sector. Because of effective stock selection, the Fund's overweight position in health care contributed positively to the Fund's relative performance during the reporting.

On the same date, the Fund's most substantially underweight sectors relative to the MSCI World Index were financials and energy. Effective stock selection in both of these sectors helped the Fund's relative performance during the reporting period.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch Global Choice Fund

PORTFOLIO OF INVESTMENTS  APRIL 30, 2010 UNAUDITED



                                 SHARES        VALUE
COMMON STOCKS 94.7%+
----------------------------------------------------

AEROSPACE & DEFENSE 8.1%
Boeing Co. (The)                 19,800  $ 1,434,114
V  Bombardier, Inc.             392,500    2,047,893
Rockwell Collins, Inc.           24,200    1,573,000
                                         -----------
                                           5,055,007
                                         -----------

AUTO COMPONENTS 2.3%
Nifco, Inc./Japan                64,800    1,447,518
                                         -----------


AUTOMOBILES 6.2%
Daimler A.G. (a)                 32,350    1,669,312
V  Hyundai Motor Co.             18,150    2,218,186
                                         -----------
                                           3,887,498
                                         -----------

BEVERAGES 2.7%
InBev N.V.                       34,350    1,671,378
                                         -----------


CAPITAL MARKETS 4.5%
Ameriprise Financial, Inc.       26,450    1,226,222
TD Ameritrade Holding Corp.
  (a)                            79,150    1,584,583
                                         -----------
                                           2,810,805
                                         -----------

CHEMICALS 2.8%
Praxair, Inc.                    20,750    1,738,228
                                         -----------


COMMERCIAL BANKS 1.5%
Toronto-Dominion Bank (The)      12,550      932,787
                                         -----------


DIVERSIFIED FINANCIAL SERVICES 2.6%
CIT Group, Inc. (a)              39,550    1,605,730
                                         -----------


ELECTRICAL EQUIPMENT 2.2%
Prysmian S.p.A.                  76,000    1,365,415
                                         -----------


ELECTRONIC EQUIPMENT & INSTRUMENTS 3.0%
V  Corning, Inc.                 95,956    1,847,153
                                         -----------


FOOD & STAPLES RETAILING 2.0%
Metro A.G.                       20,900    1,255,974
                                         -----------


FOOD PRODUCTS 2.5%
Nestle S.A. Registered           31,700    1,547,102
                                         -----------


HEALTH CARE PROVIDERS & SERVICES 7.4%
Diagnosticos da America S.A.    173,900    1,510,652
Fresenius Medical Care A.G. &
  Co. KGaA                       28,250    1,531,033
Laboratory Corp. of America
  Holdings (a)                   20,050    1,575,328
                                         -----------
                                           4,617,013
                                         -----------

INSURANCE 2.8%
Prudential Financial, Inc.       27,050    1,719,298
                                         -----------


INTERNET SOFTWARE & SERVICES 3.1%
V  Yahoo!, Inc. (a)             118,750    1,962,938
                                         -----------


IT SERVICES 5.6%
Cielo S.A.                      175,000    1,699,410
Visa, Inc. Class A               19,960    1,800,991
                                         -----------
                                           3,500,401
                                         -----------

LIFE SCIENCES TOOLS & SERVICES 3.1%
V  Thermo Fisher Scientific,
  Inc. (a)                       35,200    1,945,856
                                         -----------


MACHINERY 3.0%
V  Danaher Corp.                 22,200    1,871,016
                                         -----------


MEDIA 3.3%
V  Comcast Corp. Class A        108,600    2,047,110
                                         -----------


OIL, GAS & CONSUMABLE FUELS 2.4%
Anadarko Petroleum Corp.         24,350    1,513,596
                                         -----------


PHARMACEUTICALS 4.6%
Bayer A.G.                       18,750    1,199,629
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                        28,800    1,691,424
                                         -----------
                                           2,891,053
                                         -----------

SOFTWARE 12.6%
V  Microsoft Corp.              136,100    4,156,494
Oracle Corp.                     70,780    1,828,955
V  Sybase, Inc. (a)              42,850    1,858,833
                                         -----------
                                           7,844,282
                                         -----------

SPECIALTY RETAIL 2.9%
TJX Cos., Inc.                   39,300    1,821,162
                                         -----------


WIRELESS TELECOMMUNICATION SERVICES 3.5%
V  Vodafone Group PLC           968,500    2,152,980
                                         -----------
Total Common Stocks
  (Cost $55,913,527)                      59,051,300
                                         -----------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                 SHARES        VALUE

PREFERRED STOCK 2.9%
----------------------------------------------------

ROAD & RAIL 2.9%
All America Latina Logistica
  S.A.
  0.07%                         198,100  $ 1,802,929
                                         -----------

Total Preferred Stock
  (Cost $1,777,620)                        1,802,929
                                         -----------
Total Investments
  (Cost $57,691,147) (c)           97.6%  60,854,229
Other Assets, Less Liabilities      2.4    1,512,469
                                -------  -----------

Net Assets                        100.0% $62,366,698
                                =======  ===========





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At April 30, 2010, cost is $57,919,418
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $3,898,926
Gross unrealized depreciation        (964,115)
                                   ----------
Net unrealized appreciation        $2,934,811
                                   ==========





12    MainStay Epoch Global Choice Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Investments in Securities (a)
  Common Stocks (b)                             $42,992,773  $16,058,527      $     --  $59,051,300
  Preferred Stocks                                1,802,929           --            --    1,802,929
                                                -----------  -----------      --------  -----------
Total Investments in Securities                 $44,795,702  $16,058,527           $--  $60,854,229
                                                -----------  -----------      --------  -----------




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) Level 2 assets represent the following international equities: Hyundai Motor Co., InBev N.V., Nifco, Inc./Japan, Nestle S.A. Registered, Bayer A.G., Metro A.G., Fresenius Medical Care A.G. & Co. KGaA, Daimler A.G., Vodafone Group PLC and Prysmian S.p.A..

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).

The Fund recognizes transfers between the levels as of the beginning of the period.

The table below sets forth the diversification of the MainStay Epoch Global Choice Fund portfolio investments by country.

COUNTRY COMPOSITION

                                     VALUE  PERCENT+
Belgium                        $ 1,671,378      2.7%
Brazil                           5,012,991      8.0
Canada                           2,980,680      4.8
Germany                          5,655,948      9.1
Israel                           1,691,424      2.7
Italy                            1,365,415      2.2
Japan                            1,447,518      2.3
South Korea                      2,218,186      3.6
Switzerland                      1,547,102      2.5
United Kingdom                   2,152,980      3.4
United States                   35,110,607     56.3
                               -----------    -----
                                60,854,229     97.6
Other Assets, Less
  Liabilities                    1,512,469      2.4
                               -----------    -----
Net Assets                     $62,366,698    100.0%
                               ===========    =====




+    Percentages indicated are based on Fund
     net assets.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $57,691,147)      $ 60,854,229
Cash denominated in foreign
  currencies
  (identified cost $204,078)              204,134
Receivables:
  Investment securities sold              952,889
  Fund shares sold                        560,607
  Dividends and interest                   65,382
Other assets                              105,034
                                     ------------
  Total assets                         62,742,275
                                     ------------

LIABILITIES:
Due to custodian                          271,139
Payables:
  Manager (See Note 3)                     41,883
  Shareholder communication                20,635
  Custodian                                17,725
  Professional fees                         7,385
  Transfer agent (See Note 3)                 624
  NYLIFE Distributors (See Note 3)            569
Accrued expenses                           15,617
                                     ------------
  Total liabilities                       375,577
                                     ------------
Net assets                           $ 62,366,698
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $      4,417
Additional paid-in capital             72,860,279
                                     ------------
                                       72,864,696
Accumulated net investment income          17,891
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (13,678,863)
Net unrealized appreciation on
  investments                           3,163,082
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies          (108)
                                     ------------
Net assets                           $ 62,366,698
                                     ============

INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     77,806
                                     ============
Shares of beneficial interest
  outstanding                               5,636
                                     ============
Net asset value per share
  outstanding                        $      13.81
Maximum sales charge (5.50% of
  offering price)                            0.80
                                     ------------
Maximum offering price per share
  outstanding                        $      14.61
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $  2,381,636
                                     ============
Shares of beneficial interest
  outstanding                             172,506
                                     ============
Net asset value per share
  outstanding                        $      13.81
Maximum sales charge (5.50% of
  offering price)                            0.80
                                     ------------
Maximum offering price per share
  outstanding                        $      14.61
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     30,881
                                     ============
Shares of beneficial interest
  outstanding                               2,243
                                     ============
Net asset value and offering price
  per share outstanding              $      13.77
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 59,876,375
                                     ============
Shares of beneficial interest
  outstanding                           4,236,370
                                     ============
Net asset value and offering price
  per share outstanding              $      14.13
                                     ============





14    MainStay Epoch Global Choice Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 1, 2010 (A) THROUGH APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (b)                       $  322,662
  Interest                                    72
                                      ----------
     Total income                        322,734
                                      ----------
EXPENSES:
  Manager (See Note 3)                   183,215
  Registration                            41,029
  Custodian                               22,012
  Professional fees                       19,953
  Shareholder communication               18,563
  Transfer agent (See Note 3)              3,154
  Distribution/Service--Investor
     Class (See Note 3)                       34
  Distribution/Service--Class A (See
     Note 3)                               2,214
  Distribution/Service--Class C (See
     Note 3)                                  92
  Trustees                                 1,185
  Miscellaneous                            1,851
                                      ----------
     Total expenses before waiver        293,302
  Expense waiver from Manager (See
     Note 3)                             (54,589)
                                      ----------
     Net expenses                        238,713
                                      ----------
Net investment income                     84,021
                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions                   (7,252)
  Foreign currency transactions          (83,971)
                                      ----------
Net realized loss on investments and
  foreign currency transactions          (91,223)
                                      ----------
Net change in unrealized
  appreciation on:
  Investments                          1,653,097
  Translation of other assets and
     liabilities in foreign
     currencies                             (161)
                                      ----------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions        1,652,936
                                      ----------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         1,561,713
                                      ----------
Net increase in net assets resulting
  from operations                     $1,645,734
                                      ==========




(a) The Fund changed its fiscal year end from December 31 to October 31.

(b) Dividends recorded net of foreign withholding taxes in the amount of $30,591.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 1, 2010 THROUGH APRIL 30, 2010 UNAUDITED, THE YEAR ENDED DECEMBER 31, 2009 (A) AND THE YEAR ENDED DECEMBER 31, 2008.


                               2010          2009          2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income                $    84,021  $    389,464  $    284,842
 Net realized loss on
  investments and
  foreign currency
  transactions              (91,223)   (7,201,136)   (7,027,933)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currency
  transactions            1,652,936    22,464,691   (24,585,095)
                        ---------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations         1,645,734    15,653,019   (31,328,186)
                        ---------------------------------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income:
    Investor Class               --           (88)           --
    Class A                      --       (16,477)       (1,048)
    Class C                      --           (71)           --
    Class I                      --      (376,919)     (273,159)
                        ---------------------------------------
                                 --      (393,555)     (274,207)
                        ---------------------------------------
 From net realized
  gain on
  investments:
    Class A                      --            --           (21)
    Class I                      --            --        (3,069)
                        ---------------------------------------
                                 --            --        (3,090)
                        ---------------------------------------
Total dividends and
 distributions to
 shareholders                    --      (393,555)     (277,297)
                        ---------------------------------------
Capital share
 transactions:
 Net proceeds from
  sale of shares        $28,524,135  $ 42,609,969  $ 74,961,349
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  --       349,914       258,181
 Cost of shares
  redeemed (b)           (9,807,236)  (73,269,346)  (21,591,079)
                        ---------------------------------------
    Increase
     (decrease) in net
     assets derived
     from capital
     share
     transactions        18,716,899   (30,309,463)   53,628,451
                        ---------------------------------------
    Net increase
     (decrease) in net
     assets              20,362,633   (15,049,999)   22,022,968
NET ASSETS:
Beginning of period      42,004,065    57,054,064    35,031,096
                        ---------------------------------------
End of period           $62,366,698  $ 42,004,065  $ 57,054,064
                        =======================================
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income at
 end of period          $    17,891  $    (66,130) $     11,020
                        =======================================




(a) The Fund changed its fiscal year end from December 31 to October 31.

(b) Cost of shares redeemed net of redemption fee of $1,305 for the year ended December 31, 2008.


16    MainStay Epoch Global Choice Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   INVESTOR CLASS
                                           ------------------------------
                                           JANUARY 1,        NOVEMBER 16,
                                             2010***            2009**
                                             THROUGH            THROUGH
                                            APRIL 30,        DECEMBER 31,
                                              2010*              2009
Net asset value at beginning of
  period                                     $13.49             $13.36
                                             ------             ------
Net investment income (loss)                   0.01 (a)           0.00 (a)++
Net realized and unrealized gain
  (loss) on investments                        0.33               0.18
Net realized and unrealized loss on
  foreign currency transactions               (0.02)             (0.00)++
                                             ------             ------
Total from investment operations               0.32               0.18
                                             ------             ------
Less dividends and distributions:
  From net investment income                     --              (0.05)
  From net realized gain on
     investments                                 --                 --
                                             ------             ------
Total dividends and distributions                --              (0.05)
                                             ------             ------
Redemption fee (e)                               --                 --
                                             ------             ------
Net asset value at end of period             $13.81             $13.49
                                             ======             ======
Total investment return (b)                    2.37%(c)(d)        1.33%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 0.30%++            0.03%++
  Net expenses                                 1.58%++            1.53%++
  Expenses (before
     waiver/recoupment)                        1.90%++            1.72%++
Portfolio turnover rate                          55%                74%
Net assets at end of period (in
  000's)                                     $   78             $   28




                                                 CLASS C
                                     ------------------------------
                                     JANUARY 1,        NOVEMBER 16,
                                       2010***            2009**
                                       THROUGH            THROUGH
                                      APRIL 30,        DECEMBER 31,
                                        2010*              2009
Net asset value at beginning of
  period                               $13.49             $13.36
                                       ------             ------
Net investment income (loss)            (0.03)(a)          (0.01)(a)
Net realized and unrealized gain
  (loss) on investments                  0.33               0.17
Net realized and unrealized loss on
  foreign currency transactions         (0.02)             (0.00)++
                                       ------             ------
Total from investment operations         0.28               0.16
                                       ------             ------
Less dividends and distributions:
  From net investment income               --              (0.03)
  From net realized gain on
     investments                           --                 --
                                       ------             ------
Total dividends and distributions          --              (0.03)
                                       ------             ------
Redemption fee (e)                         --                 --
                                       ------             ------
Net asset value at end of period       $13.77             $13.49
                                       ======             ======
Total investment return (b)              2.08%(c)           1.23%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)          (0.60%)++          (0.78%)++
  Net expenses                           2.33% ++           2.28% ++
  Expenses (before
     waiver/recoupment)                  2.64% ++           2.47% ++
Portfolio turnover rate                    55%                74%
Net assets at end of period (in
  000's)                               $   31             $   28




*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)  The redemption fee was discontinued, as of April 1, 2010.




18    MainStay Epoch Global Choice Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                           CLASS A
      ---------------------------------------------------------------------------------
      JANUARY 1,                                                            AUGUST 15,
        2010***                                                               2006**
        THROUGH                                                               THROUGH
       APRIL 30,                  YEAR ENDED DECEMBER 31,                  DECEMBER 31,
         2010*             2009             2008            2007               2006

        $13.49            $10.84          $ 17.43          $16.97             $15.31
        ------            ------          -------          ------             ------
          0.01 (a)          0.04 (a)         0.02 (a)        0.01              (0.01)
          0.33              2.70            (6.58)           1.45               1.67

         (0.02)            (0.01)              --              --                 --
        ------            ------          -------          ------             ------
          0.32              2.73            (6.56)           1.46               1.66
        ------            ------          -------          ------             ------

            --             (0.08)           (0.03)          (0.01)                --
            --                --            (0.00)++        (1.05)                --
        ------            ------          -------          ------             ------
            --             (0.08)           (0.03)          (1.06)                --
        ------            ------          -------          ------             ------
            --                --               --            0.06                 --
        ------            ------          -------          ------             ------
        $13.81            $13.49          $ 10.84          $17.43             $16.97
        ======            ======          =======          ======             ======
          2.37%(c)(d)      25.17%          (37.63%)          8.90%             10.84% (c)

          0.18%++           0.30%            0.21%           0.01%             (0.21%)++
          1.54%++           1.55%            1.54%           1.54%              1.54% ++
          1.84%++           1.78%            1.75%           1.95%              1.97% ++
            55%               74%              47%             43%                64%
        $2,382            $2,973          $   339          $  120             $  142




                                                     CLASS I
      ----------------------------------------------------------------------------------------------------
      JANUARY 1,                                                                                JULY 25,
        2010***                                                                                  2005**
        THROUGH                                                                                  THROUGH
       APRIL 30,                            YEAR ENDED DECEMBER 31,                           DECEMBER 31,
         2010*              2009             2008             2007             2006               2005

        $ 13.79           $ 11.06          $ 17.47          $ 16.99          $ 14.91             $ 15.00
        -------           -------          -------          -------          -------             -------
           0.02 (a)          0.07 (a)         0.05 (a)         0.04             0.01               (0.00)++
           0.34              2.76            (6.41)            1.54             2.07               (0.09)

          (0.02)            (0.01)              --               --               --                  --
        -------           -------          -------          -------          -------             -------
           0.34              2.82            (6.36)            1.58             2.08               (0.09)
        -------           -------          -------          -------          -------             -------

             --             (0.09)           (0.05)           (0.05)           (0.00)++               --
             --                --            (0.00)++         (1.05)              --                  --
        -------           -------          -------          -------          -------             -------
             --             (0.09)           (0.05)           (1.10)           (0.00)++               --
        -------           -------          -------          -------          -------             -------
             --                --             0.00 ++            --               --                  --
        -------           -------          -------          -------          -------             -------
        $ 14.13           $ 13.79          $ 11.06          $ 17.47          $ 16.99             $ 14.91
        =======           =======          =======          =======          =======             =======
           2.47%(c)         25.53%          (36.37%)           9.27%           13.96%               0.60% (c)

           0.47%++           0.62%            0.42%            0.26%            0.05%              (0.07%)++
           1.29%++           1.29%            1.29%            1.29%            1.29%               1.29% ++
           1.60%++           1.54%            1.50%            1.70%            1.72%               2.55% ++
             55%               74%              47%              43%              64%                 17%
        $59,876           $38,976          $56,715          $34,911          $27,108             $14,088




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Epoch Global Choice Fund (the "Fund"), a diversified fund. The Fund is the successor to the Epoch U.S. All Cap Equity Fund (the "Predecessor Fund"), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment adviser.

The Fund currently offers 4 classes of shares. Investor Class and Class C shares were seeded as of the close of business on November 13, 2009 and were first offered and commenced operations on November 16, 2009. Class I shares and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Effective, January 4, 2010, the Fund changed its fiscal year end and tax year end from December 31 to October 31. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek long term capital appreciation.

The financial statements of the Fund reflect the historical results of the Institutional Class and P shares of the Predecessor Fund prior to its reorganization. (See Note 10.) Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares, respectively. All information regarding and references to periods prior to the commencement of operations of the Fund refer to the Predecessor Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is

20    MainStay Epoch Global Choice Fund
not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the four-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the four-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund

                                                   mainstayinvestments.com    21
are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed

22    MainStay Epoch Global Choice Fund
appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(J) REDEMPTION FEE. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(K) CONCENTRATION OF RISK. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Epoch Investment Partners, Inc. ("Epoch" or "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets.

Effective after the close of business on November 13, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to reimburse expenses of Class A and Class I shares so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expense relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) for Class A and Class I shares do not exceed the following percentages of average daily net assets, Class A, 1.54% and Class I, 1.29%. These expense limitations were based on the total annual operating expenses of the predecessor fund (adjusted to reflect any applicable expense limitation agreement.) New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This agreement will be in effect for a two-year period unless extended by New York Life Investments and approved by the Fund's Board in connection with its review of the Fund's investment advisory agreement. Based on its review, the Board may maintain, modify or terminate the agreement.

Prior to the close of business on November 13, 2009, Epoch had a written expense limitation agreement under which it had agreed to waive a portion of the Predecessor Fund's management fee or reimburse the expenses of the appropriate class of the Predecessor Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.54%; and Class I, 1.29%. The agreement did not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by Epoch was the sum of all fees previously waived or reimbursed by Epoch to the Predecessor Fund during any of the previous three (3) years, less any reimbursement previously paid by the Predecessor Fund to Epoch with respect to any waivers, reductions, and payments made.

For the four-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $183,215 and waived its fees in the amount of $54,589.


                                                   mainstayinvestments.com    23

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. Effective after the close of business on November 13, 2009, the Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution and service plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class C shares, along with a shareholder service fee at an annual rate of 0.25% of the average daily net asset value of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $299 and $654, respectively, for the four-month period ended April 30, 2010 .

(D)  TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT.   NYLIM
Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the four-month period ended April 30, 2010, were as follows:

Investor Class                          $    8
----------------------------------------------
Class A                                    150
----------------------------------------------
Class C                                      5
----------------------------------------------
Class I                                  2,991
----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $ 25,916    33.3%
-------------------------------------------------
Class C                            25,835    83.7
-------------------------------------------------
Class I                           218,814     0.4
-------------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the four-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $569.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2009, for federal income tax purposes, capital loss carryforwards of $8,339,809 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

      CAPITAL LOSS        CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)    DEFERRED (000'S)
         2016                $1,567              $   --
         2017                 6,773               5,020
--------------------------------------------------- --------
        Total                $8,340              $5,020
--------------------------------------------------- --------



The tax character of distributions paid during the year ended December 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                           2009
Distributions paid from:
  Ordinary Income                      $393,555
-----------------------------------------------





24    MainStay Epoch Global Choice Fund

NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2010, the Fund the following foreign currency:

                                                          CURRENCY           COST          VALUE
Brazilian Real                                       BRL    92,323     USD 52,239     USD 53,112
Euro                                                 EUR    23,135         31,140         30,803
Pound Sterling                                       GBP    21,112         32,720         32,302
Swiss Franc                                          CHF    84,448         78,615         78,473
South Korean Won                                    KRW 10,466,730          9,364          9,444
------------------------------------------------------------------------------------------------
Total                                                                 USD 204,078    USD 204,134
------------------------------------------------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the four-month period ended April 30, 2010.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the four-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $47,077 and $29,447, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                    SHARES        AMOUNT
Four-month period ended April
  30, 2010:
Shares sold                         3,581  $     48,824
Shares redeemed                        (7)         (101)
                               ------------------------
Net increase                        3,574  $     48,723
                               ========================
Period ended December 31,
  2009: (a)
Shares sold                         2,056  $     27,501
Shares issued to shareholders
  in reinvestment of
  dividends                             6            88
                               ------------------------
Net increase                        2,062  $     27,589
                               ========================


 CLASS A                           SHARES        AMOUNT

Four-month period ended April
  30, 2010:

Shares sold                         8,948  $    122,072

Shares redeemed                   (56,857)     (771,347)
                               ------------------------


Net decrease                      (47,909) $   (649,275)
                               ========================


Year ended December 31, 2009:

Shares sold                       232,099  $  2,718,761

Shares issued to shareholders
  in reinvestment of
  dividends                         1,055        14,207

Shares redeemed                   (44,035)     (489,842)
                               ------------------------


Net increase                      189,119  $  2,243,126
                               ========================



 CLASS C                           SHARES        AMOUNT

Four-month period ended April
  30, 2010:

Shares sold                           178  $      2,500
                               ------------------------


Net increase                          178  $      2,500
                               ========================


Period ended December 31,
  2009: (a)

Shares sold                         2,060  $     27,500

Shares issued to shareholders
  in reinvestment of
  dividends                             5            71
                               ------------------------


Net increase                        2,065  $     27,571
                               ========================


(a) Investor Class shares and Class C shares were first offered on November 16, 2009.



                                                   mainstayinvestments.com    25

 CLASS I                           SHARES        AMOUNT

Four-month period ended April
  30, 2010:

Shares sold                     2,051,656  $ 28,350,739

Shares redeemed                  (640,732)   (9,035,788)
                               ------------------------


Net increase                    1,410,924  $ 19,314,951
                               ========================


Year ended December 31, 2009:

Shares sold                     3,257,545  $ 39,836,207

Shares issued to shareholders
  in reinvestment of
  dividends                        24,319       335,548

Shares redeemed                (5,582,489)  (72,779,504)
                               ------------------------


Net decrease                   (2,300,625) $(32,607,749)
                               ========================




NOTE 10--REORGANIZATION:

At a special meeting held on October 30, 2009, the shareholders of the Epoch U.S. All Cap Equity Fund approved the reorganization of the Epoch U.S. All Cap Equity Fund with and into MainStay Epoch Global Choice Fund. Effective after the close of business on November 13, 2009, the Class P shares of Epoch U.S. All Cap Equity Fund were redesignated as Class A shares of MainStay Epoch Global Choice Fund and the Institutional Class shares of Epoch U.S. All Cap Equity Fund were redesignated as Class I shares of MainStay Epoch Global Choice Fund. Investor Class and Class C shares were seeded as of the close of business on November 13, 2009 and were first offered and commenced operations on November 16, 2009.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 12--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal four-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

NOTE 13--DIVIDENDS:

On May 17, 2010, the Fund's management declared dividends and distributions in the amount of the Fund's remaining undistributed Investment Company Taxable Income and Net Capital Gain, if any, for the Fund's taxable year ended December 31, 2009, which is in accordance with the provisions of Section 855(a) of the Internal Revenue Code. The declaration date was May 17, 2010. It is expected that the ex-dividend, reinvestment, and payable date will be in December 2010.


26    MainStay Epoch Global Choice Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund's website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     (C) 2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18310 MS121-10                                        MSEGC10-06/10
                                                                              F2

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during this period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six months ended April 30, 2010, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the six-month period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


During the period covered by this report, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the period covered by this report. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       16
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        27
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       27




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL              FOUR       ONE      INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (12/27/05)
---------------------------------------------------------
With sales charges         -4.44%    24.08%       1.61%
Excluding sales charges     1.12     31.30        2.95




(With sales charges)

                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

              MainStay Epoch
               Global Equity    MSCI World    S&P Developed
                Yield Fund         Index        BMI Index
              --------------    ----------    -------------
12/27/05            9450           10000          10000
04/30/06           10325           10931          11027
04/30/07           12655           12787          12917
04/30/08           11947           12471          12588
04/30/09            8165            7566           7683
04/30/10           10720           10367          10794



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE(3)
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL              FOUR       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR      (8/2/06)
--------------------------------------------------------
With sales charges         -4.45%    24.03%      -0.60%
Excluding sales charges     1.11     31.24        0.92




(With sales charges)

                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

                         MainStay Epoch
                          Global Equity    MSCI World    S&P Developed
                           Yield Fund         Index        BMI Index
                         --------------    ----------    -------------
08/02/06                      23625           25000          25000
04/30/07                      28868           30013          30314
04/30/08                      27255           29272          29541
04/30/09                      18626           17759          18030
4/30/010                      24445           24333          25330



CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL              FOUR       ONE      INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (12/27/05)
---------------------------------------------------------
With sales charges         -0.11%    29.27%       2.04%
Excluding sales charges     0.89     30.27        2.04




(With sales charges)

                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

                    MainStay Epoch
                     Global Equity    MSCI World    S&P Developed
                      Yield Fund         Index        BMI Index
                    --------------    ----------    -------------
12/27/05                 10000           10000          10000
04/30/06                 10898           10931          11027
04/30/07                 13261           12787          12917
04/30/08                 12355           12471          12588
04/30/09                  8379            7566           7683
04/30/10                 10915           10367          10794







1. Performance tables and graphs do not reflect the deduction of the taxes that a shareholder would pay on distribution or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge and are subject to a contingent deferred sales charge ("CDSC") of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. The Fund is the successor to the Epoch Global Equity Shareholder Yield Fund. Effective January 4, 2010, the Fund changed its fiscal year end from December 31 to October 31.
2. Performance figures for Investor Class and Class C shares, first offered November 16, 2009, include the historical performance of Class I shares through November 13, 2009 adjusted for differences in certain contractual expenses and fees.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE(3)
--------------------------------------------------------------------------------

                                         SINCE
AVERAGE ANNUAL     FOUR       ONE      INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (12/27/05)
------------------------------------------------
                   1.18%    31.50%       3.05%




(With sales charges)

                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

              MainStay Epoch
               Global Equity    MSCI World    S&P Developed
                Yield Fund         Index        BMI Index
              --------------    ----------    -------------
12/27/05           10000           10000          10000
04/30/06           10935           10931          11027
04/30/07           13440           12787          12917
04/30/08           12648           12471          12588
04/30/09            8664            7566           7683
04/30/10           11393           10367          10794




BENCHMARK PERFORMANCE                             FOUR       ONE       SINCE
                                                 MONTHS     YEAR     INCEPTION
MSCI World Index(4)                               3.25%    37.02%      0.83%
S&P Developed BMI Index(5)                        4.53     40.49       1.77
Average Lipper global multi-cap value fund(6)     3.11     38.07       0.91





3. Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch Global Equity Shareholder Yield Fund (which was subject to a different fee structure).
4. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of April 30, 2010, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States, Total returns assume reinvestment of all dividends and capital gains. The Fund has selected the MSCI World Index in replacement of the S&P Developed BMI Index as its broad-based securities market index for comparison purposes because it believes the MSCI World Index is more reflective of the Fund's current investment style. An investment cannot be made directly in an index.
5. The S&P Developed BMI Index is a subset of the S&P Global BMI Index which is an unmanaged index measuring global stock market performance covering approximately 11,000 companies in 46 countries. The S&P Developed BMI Index represents the 25 developed markets within the broader Index. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper global multi-cap value fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Epoch Global Equity Yield Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                   11/1/09(3)        4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES(2)       $1,000.00       $1,036.80        $5.30          $1,017.80         $5.25
--------------------------------------------------------------------------------------------------------
CLASS A SHARES                 $1,000.00       $1,084.80        $6.20          $1,018.80         $6.01
--------------------------------------------------------------------------------------------------------
CLASS C SHARES(2)              $1,000.00       $1,033.60        $8.85          $1,014.30         $8.76
--------------------------------------------------------------------------------------------------------
CLASS I SHARES                 $1,000.00       $1,085.40        $4.91          $1,020.10         $4.76
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.13% for Investor Class,1.20% for Class A, 1.89% for Class C and 0.95% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Class A and Class I (to reflect the one-half year period) and 168 days for Investor Class and Class C (to reflect the since-inception period).The table above represents actual expenses incurred during the one-half year period.

2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2010. Had these shares been offered for the full six-month period ended April 30, 2010, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.66 for Investor Class and $9.44 for Class C and the ending account value would have been $1,019.20 for Investor Class and $1,015.40 for Class C.

3. Investor Class and Class C shares began investment operations on November 16, 2009.





                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   96.50
Other Assets, Less Liabilities                   2.30
Short-Term Investment                            0.70
Convertible Preferred Stock                      0.50





 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Nestle S.A. Registered
    2.  Altria Group, Inc.
    3.  BCE, Inc.
    4.  InBev N.V.
    5.  CenturyTel, Inc.
    6.  Arthur J. Gallagher & Co.
    7.  Imperial Tobacco Group PLC
    8.  Philip Morris International, Inc.
    9.  Johnson & Johnson
   10.  Lorillard, Inc.





8    MainStay Epoch Global Equity Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS(1)


QUESTIONS ANSWERED BY PORTFOLIO MANAGERS ERIC SAPPENFIELD, WILLIAM PRIEST, CFA, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE FOUR MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 1.12% for Investor Class shares, 1.11% for Class A shares and 0.89% for Class C shares for the four months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 1.18%. All share classes underperformed the 3.11% return of the average Lipper() global multi-cap value fund, the 3.25% return of the MSCI World Index() and the 4.53% return of the S&P Developed BMI Index() for the four months ended April 30, 2010. The MSCI World Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT MAJOR FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE FOUR-MONTH REPORTING PERIOD?

During the four months ended April 30, 2010, market dynamics reflected significant volatility, although equities finished the reporting period higher overall. Positive forces included excellent corporate results (buoyed by productivity gains and cost cutting) and a stronger U.S. dollar, especially against the Eurozone. Market concerns included government economic intervention and its impact on funding, the situation in Greece, the possibility of contagion to other European nations, and China's efforts to contain inflation.

The Fund's exposure to utilities was a positive contributor to performance, largely because of effective stock selection. Stock selection also added to returns in the materials sector. The Fund also benefited from having a significantly underweight position in health care stocks, which lagged the MSCI World Index primarily because of evolving health care reform in the United States. More than offsetting these positive factors, however, was the negative effect of sizable exposure to higher-yielding but lagging sectors, such as telecommunication services. The Fund's underweight position in industrials and stock selection in less cyclical portions of the sector also detracted.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

On an absolute basis, the strongest-contributing sectors to the Fund's performance were industrials, consumer discretionary and financials. Industrial stocks were generally strong, as investor's remained optimistic about recovering global activity. The consumer discretionary sector also performed well, as consumer spending remained strong and the jobs market improved. Financials as a whole generated strong returns on expectations that interest rates would remain low and on moderating concerns about loan loss provisions.

During the reporting period, the sectors that detracted the most from the Fund's absolute performance were telecommunication services, health care and energy. The defensive nature of these sectors was the primary driver of the underperformance.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

On an absolute basis, NYSE Euronext, Emerson Electric and Arthur J. Gallagher made the strongest contributions to the Fund's performance. NYSE Euronext, a global operator of financial markets and a provider of trading strategies advanced during the reporting period as volumes in markets picked up. Shares of Emerson Electric, a United States-based global technology and engineering services company, rose on the prospect of increased global economic activity. Arthur J. Gallagher, an insurance brokerage and claims settlement company, benefited from high-quality earnings and increasing distributions to shareholders.

Spain-based telecommunications and media company Telefonica, global oil services company Diamond Offshore Drilling and electricity and gas provider National Grid were among the largest detractors from the Fund's absolute performance. Telefonica's stock suffered from the ripple effect of the debt crisis in Greece. Diamond Offshore Drilling's shares declined on reports that the company had decided to increase its offshore drilling interests and decrease its dividend payout. National Grid was hurt by the general decline

1. Effective January 4, 2010, the Fund's fiscal year-end changed from December 31 to October 31. As a result, the following discussion covers the four-month reporting period ended April 30, 2010.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the MSCI World Index.
4. See footnote on page 6 for more information on the S&P Developed BMI Index.

                                                    mainstayinvestments.com    9
in equity prices across Europe and by the foreign exchange translation effects of a weaker British sterling.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Among the stocks that the Fund purchased during the reporting period were NYSE Euronext, Taiwan-based information technology company Quanta
Computer and pharmaceutical company Abbott Laboratories. We established a Fund position in NYSE Euronext to take advantage of increased market volumes and the company's broad reach as an operator of market exchanges around the globe. At the time of purchase, Quanta Computer offered a dividend payout in excess of 5%, which we expected to be sup-ported by an improving global personal computer cycle. We were attracted to Abbott Laboratories because the globally diversified health care company is generating substantial free cash flow and focusing on strengthening its balance sheet while maintaining a high dividend.

During the reporting period, we sold the Fund's positions in Germany-based electricity and gas suppler RWE, Italy-based electricity operator Enel and discount retailer Wal-Mart Stores. We sold these positions to reallocate capital to better investments, such as those noted in the preceding paragraph.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in the financials, information technology and health care sectors. Within financials, we added Fund positions in insurance companies Arthur J. Gallagher and Munich Re and in U.S. bank Hudson Bancorp. In information technology, we established new Fund positions in Microchip Technology and Quanta Computer and added to existing positions in Taiwan Semiconductor Manufacturing Company and Redecard. We increased the Fund's exposure to health care primarily by establishing a position in Abbott Laboratories.

We reduced the Fund's exposure to the utilities, consumer staples and energy sectors. In utilities, we sold the Fund's positions in Enel and RWE. In consumer staples, we sold the Fund's positions in Kraft Foods, Supervalu and Wal-Mart Stores. We reduced the Fund's allocation to energy primarily by trimming its position in BP following the initial discovery an oil leak in the Gulf of Mexico.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2010?

As of April 30, 2010, the Fund's most substantially overweight sectors relative to the MSCI World Index were utilities, telecommunication services and consumer staples. The Fund's most substantially underweight sectors relative to the MSCI World Index were financials, information technology and materials. We believe the Fund is well positioned to achieve its goals of high income with lower volatility. We believe that the strong balance sheets and growing cash flows will prove valuable to investors over the long term.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch Global Equity Yield Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 96.5%+
-------------------------------------------------------

AUSTRALIA 1.6%
BHP Billiton, Ltd., Sponsored
  ADR (Metals & Mining) (a)        27,900  $  2,030,841
Toll Holdings, Ltd. (Air
  Freight & Logistics)            216,725     1,416,321
Westpac Banking Corp.
  (Commercial Banks)              100,802     2,505,206
                                           ------------
                                              5,952,368
                                           ------------

BELGIUM 2.3%
Anheuser-Busch InBev N.V.
  (Beverages) (b)(c)              228,800         1,526
V  InBev N.V. (Beverages)         133,200     6,481,150
Mobistar S.A. (Wireless
  Telecommunication Services)      36,600     2,240,270
                                           ------------
                                              8,722,946
                                           ------------

BRAZIL 0.7%
Redecard S.A. (IT Services)       154,800     2,555,881
                                           ------------


CANADA 4.5%
V  BCE, Inc. (Diversified
  Telecommunication Services)     219,400     6,591,935
Canadian Oil Sands Trust
  (Oil, Gas & Consumable
  Fuels)                          164,100     4,967,587
Rogers Communications, Inc.
  Class B (Wireless
  Telecommunication Services)      53,250     1,898,191
Shaw Communications, Inc.
  (Media)                         178,400     3,352,684
                                           ------------
                                             16,810,397
                                           ------------

FINLAND 0.5%
Fortum Oyj (Electric
  Utilities)                       72,000     1,865,455
                                           ------------


FRANCE 5.8%
Air Liquide S.A. (Chemicals)       39,500     4,570,913
France Telecom S.A.
  (Diversified
  Telecommunication Services)     199,800     4,379,676
SCOR SE (Insurance)                97,800     2,304,334
Total S.A. (Oil, Gas &
  Consumable Fuels)                56,500     3,061,563
Vinci S.A. (Construction &
  Engineering)                     79,100     4,430,017
Vivendi (Media)                   111,500     2,934,638
                                           ------------
                                             21,681,141
                                           ------------

GERMANY 1.6%
BASF A.G. (Chemicals)              57,700     3,373,744
Muenchener
  Rueckversicherungs-
  Gesellschaft A.G.
  Registered (Insurance)           17,570     2,483,054
                                           ------------
                                              5,856,798
                                           ------------

ITALY 0.8%
Terna S.p.A. (Electric
  Utilities)                      735,300     2,981,432
                                           ------------


NORWAY 1.0%
Orkla ASA (Industrial
  Conglomerates)                  215,700     1,818,191
StatoilHydro ASA, Sponsored
  ADR (Oil, Gas & Consumable
  Fuels) (a)                       75,200     1,817,584
                                           ------------
                                              3,635,775
                                           ------------

PHILIPPINES 0.5%
Philippine Long Distance
  Telephone Co., Sponsored
  ADR (Wireless
  Telecommunication Services)
  (a)                              34,831     1,958,895
                                           ------------


SPAIN 1.8%
Banco Santander S.A.
  (Commercial Banks)              170,400     2,140,822
Telefonica S.A. (Diversified
  Telecommunication Services)     197,100     4,426,236
                                           ------------
                                              6,567,058
                                           ------------

SWEDEN 1.0%
Assa Abloy AB (Building
  Products)                       154,000     3,581,842
                                           ------------


SWITZERLAND 4.1%
V  Nestle S.A. Registered
  (Food Products)                 138,800     6,774,063
Roche Holding A.G.,
  Genusscheine
  (Pharmaceuticals)                21,100     3,332,388
Swisscom A.G. (Diversified
  Telecommunication Services)      14,600     4,949,351
                                           ------------
                                             15,055,802
                                           ------------

TAIWAN 1.8%
Chunghwa Telecom Co., Ltd.,
  ADR (Diversified
  Telecommunication Services)
  (a)                                   1            20
Quanta Computer, Inc.
  (Computers & Peripherals)     1,486,000     2,784,479
Taiwan Semiconductor
  Manufacturing Co., Ltd.,
  Sponsored ADR
  (Semiconductors &
  Semiconductor Equipment)
  (a)                             351,200     3,719,208
                                           ------------
                                              6,503,707
                                           ------------

UNITED KINGDOM 17.1%
AstraZeneca PLC, Sponsored
  ADR (Pharmaceuticals) (a)       111,800     4,944,914
BAE Systems PLC (Aerospace &
  Defense)                        614,000     3,227,443
British American Tobacco PLC
  (Tobacco)                       112,400     3,530,268
Compass Group PLC (Hotels,
  Restaurants & Leisure)          405,300     3,308,201


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
Diageo PLC, Sponsored ADR
  (Beverages) (a)                  78,800  $  5,369,432
Firstgroup PLC (Road & Rail)      416,000     2,427,015
V  Imperial Tobacco Group PLC
  (Tobacco)                       216,700     6,185,645
Meggitt PLC (Aerospace &
  Defense)                        889,600     4,233,277
National Grid PLC (Multi-
  Utilities)                      444,150     4,288,649
Next PLC (Multiline Retail)       110,300     3,869,534
Pearson PLC (Media)               302,400     4,854,607
Royal Dutch Shell PLC Class
  A, ADR (Oil, Gas &
  Consumable Fuels) (a)            75,800     4,756,450
Scottish & Southern Energy
  PLC (Electric Utilities)        189,700     3,129,512
United Utilities Group PLC
  (Multi-Utilities)               482,259     3,956,535
Vodafone Group PLC (Wireless
  Telecommunication Services)   2,344,400     5,211,613
                                           ------------
                                             63,293,095
                                           ------------

UNITED STATES 51.4%
Abbott Laboratories
  (Pharmaceuticals)                49,700     2,542,652
V  Altria Group, Inc.
  (Tobacco)                       318,100     6,740,539
V  Arthur J. Gallagher & Co.
  (Insurance)                     235,800     6,194,466
AT&T, Inc. (Diversified
  Telecommunication Services)     196,555     5,122,223
Automatic Data Processing,
  Inc. (IT Services)               43,100     1,868,816
Bemis Co., Inc. (Containers &
  Packaging)                       65,700     1,997,937
Bristol-Myers Squibb Co.
  (Pharmaceuticals)               183,200     4,633,128
V  CenturyTel, Inc.
  (Diversified
  Telecommunication Services)     188,800     6,439,968
Chevron Corp. (Oil, Gas &
  Consumable Fuels)                33,600     2,736,384
Coca-Cola Co. (The)
  (Beverages)                      33,600     1,795,920
Coca-Cola Enterprises, Inc.
  (Beverages)                      90,700     2,515,111
Diamond Offshore Drilling,
  Inc. (Energy Equipment &
  Services)                        45,800     3,622,780
Duke Energy Corp. (Electric
  Utilities)                      235,750     3,955,885
E.I. du Pont de Nemours & Co.
  (Chemicals)                     110,300     4,394,352
Emerson Electric Co.
  (Electrical Equipment)           74,900     3,912,027
ExxonMobil Corp. (Oil, Gas &
  Consumable Fuels)                23,800     1,614,830
Federated Investors, Inc.
  Class B (Capital Markets)        61,800     1,490,616
First Niagara Financial
  Group, Inc. (Thrifts &
  Mortgage Finance)               130,200     1,809,780
Genuine Parts Co.
  (Distributors)                   90,400     3,869,120
H.J. Heinz Co. (Food
  Products)                        62,400     2,924,688
Honeywell International, Inc.
  (Aerospace & Defense)            72,000     3,417,840
Hudson City Bancorp, Inc.
  (Thrifts & Mortgage
  Finance)                        131,400     1,747,620
V  Johnson & Johnson
  (Pharmaceuticals)                93,700     6,024,910
Kellogg Co. (Food Products)        51,700     2,840,398
Kimberly-Clark Corp.
  (Household Products)             74,900     4,588,374
Kinder Morgan Energy
  Partners, L.P. (Oil, Gas &
  Consumable Fuels)                63,300     4,272,117
V  Lorillard, Inc. (Tobacco)       76,700     6,010,979
McDonald's Corp. (Hotels,
  Restaurants & Leisure)           30,300     2,138,877
Merck & Co., Inc.
  (Pharmaceuticals)               118,000     4,134,720
MetLife, Inc. (Insurance)          47,300     2,155,934
Microchip Technology, Inc.
  (Semiconductors &
  Semiconductor Equipment)        167,100     4,880,991
Microsoft Corp. (Software)        101,700     3,105,918
Nicor, Inc. (Gas Utilities)        64,500     2,806,395
NiSource, Inc. (Multi-
  Utilities)                      198,000     3,227,400
NSTAR (Multi-Utilities)            54,700     2,002,020
NYSE Euronext (Diversified
  Financial Services)             114,200     3,726,346
OGE Energy Corp. (Multi-
  Utilities)                      109,400     4,526,972
ONEOK, Inc. (Gas Utilities)        78,800     3,872,232
Oracle Corp. (Software)           108,500     2,803,640
V  Philip Morris
  International, Inc.
  (Tobacco)                       125,200     6,144,816
Pitney Bowes, Inc.
  (Commercial Services &
  Supplies)                       191,200     4,856,480
Progress Energy, Inc.
  (Electric Utilities)             45,200     1,804,384
Reynolds American, Inc.
  (Tobacco)                        39,500     2,110,090
SCANA Corp. (Multi-Utilities)      45,200     1,784,044
Southern Co. (The) (Electric
  Utilities)                      107,000     3,697,920
Spectra Energy Corp. (Oil,
  Gas & Consumable Fuels)         178,400     4,163,856
TECO Energy, Inc. (Multi-
  Utilities)                      226,900     3,841,417
Travelers Cos., Inc. (The)
  (Insurance)                      35,400     1,796,196
Tupperware Brands Corp.
  (Household Durables)             38,900     1,986,623
Vectren Corp. (Multi-
  Utilities)                       68,100     1,703,181
Verizon Communications, Inc.
  (Diversified
  Telecommunication Services)     176,900     5,110,641
VF Corp. (Textiles, Apparel &
  Luxury Goods)                    34,500     2,981,490
Waste Management, Inc.
  (Commercial Services &
  Supplies)                        80,900     2,805,612
Westar Energy, Inc. (Electric
  Utilities)                      120,750     2,860,568
WGL Holdings, Inc. (Gas
  Utilities)                       69,600     2,487,504
Windstream Corp. (Diversified
  Telecommunication Services)     173,300     1,914,965
                                           ------------
                                            190,514,692
                                           ------------
Total Common Stocks
  (Cost $327,417,727)                       357,537,284
                                           ------------




12    MainStay Epoch Global Equity Yield Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE

CONVERTIBLE PREFERRED STOCK 0.5%
-------------------------------------------------------

UNITED STATES 0.5%
MetLife, Inc. (Insurance)
  6.50%                            77,000  $  1,865,710
                                           ------------
Total Convertible Preferred
  Stock
  (Cost $1,778,815)                           1,865,710
                                           ------------


                                PRINCIPAL
                                   AMOUNT

SHORT-TERM INVESTMENT 0.7%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.7%

UNITED STATES 0.7%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $2,570,009
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.135%
  and a maturity date of
  5/27/10,
  with a Principal Amount of
  $2,625,000 and a Market
  Value of $2,624,738)
  (Capital Markets)            $2,570,007     2,570,007
                                           ------------
Total Short-Term Investment
  (Cost $2,570,007)                           2,570,007
                                           ------------
Total Investments
  (Cost $331,766,549) (d)            97.7%  361,973,001
Other Assets, Less
  Liabilities                         2.3     8,521,055
                               ----------  ------------

Net Assets                          100.0% $370,494,056
                               ==========  ============







(a)  ADR--American Depositary Receipt
(b)  Non-income producing security
(c) Illiquid security--The total market value of this security at April 30, 2010 is $1,526, which represents less than one-tenth of a percent of the Fund's net assets
(d)  At April 30, 2010, cost is $332,255,408
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 42,287,407
Gross unrealized depreciation       (12,569,814)
                                   ------------
Net unrealized appreciation        $ 29,717,593
                                   ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER    SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE   UNOBSERVABLE
                                                    ASSETS        INPUTS         INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)      (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks (b)                           $234,478,314  $123,058,970  $          --  $357,537,284
  Convertible Preferred Stock                    1,865,710            --             --     1,865,710
  Short-Term Investment
     Repurchase Agreement                               --     2,570,007             --     2,570,007
                                              ------------  ------------  -------------  ------------
Total Investments in Securities               $236,344,024  $125,628,977  $          --  $361,973,001
                                              ============  ============  =============  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) Level 1 assets represent ADRs, securities listed under Canada and United States.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).

The Fund recognizes transfers between the levels as of the beginning of the period.


14    MainStay Epoch Global Equity Yield Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the MainStay Epoch Global Equity Yield Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                      VALUE    PERCENT +
Aerospace & Defense            $ 10,878,560          2.9%
Air Freight & Logistics           1,416,321          0.4
Beverages                        16,163,139          4.3
Building Products                 3,581,842          1.0
Capital Markets                   4,060,623          1.1
Chemicals                        12,339,009          3.3
Commercial Banks                  4,646,028          1.3
Commercial Services &
  Supplies                        7,662,092          2.1
Computers & Peripherals           2,784,479          0.8
Construction & Engineering        4,430,017          1.2
Containers & Packaging            1,997,937          0.5
Distributors                      3,869,120          1.0
Diversified Financial
  Services                        3,726,346          1.0
Diversified Telecommunication
  Services                       38,935,015         10.6
Electric Utilities               20,295,156          5.5
Electrical Equipment              3,912,027          1.1
Energy Equipment & Services       3,622,780          1.0
Food Products                    12,539,149          3.4
Gas Utilities                     9,166,131          2.5
Hotels, Restaurants & Leisure     5,447,078          1.5
Household Durables                1,986,623          0.5
Household Products                4,588,374          1.2
IT Services                       4,424,697          1.2
Industrial Conglomerates          1,818,191          0.5
Insurance                        16,799,694          4.6
Media                            11,141,929          3.0
Metals & Mining                   2,030,841          0.5
Multi-Utilities                  25,330,218          6.9
Multiline Retail                  3,869,534          1.0
Oil, Gas & Consumable Fuels      27,390,371          7.2
Pharmaceuticals                  25,612,712          6.8
Road & Rail                       2,427,015          0.7
Semiconductors &
  Semiconductor Equipment         8,600,199          2.3
Software                          5,909,558          1.6
Textiles, Apparel & Luxury
  Goods                           2,981,490          0.8
Thrifts & Mortgage Finance        3,557,400          1.0
Tobacco                          30,722,337          8.4
Wireless Telecommunication
  Services                       11,308,969          3.0
                               ------------        -----
                                361,973,001         97.7
Other Assets, Less
  Liabilities                     8,521,055          2.3
                               ------------        -----
Net Assets                     $370,494,056        100.0%
                               ============        =====




+ Percentages indicated are based on Fund net assets.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $331,766,549)     $ 361,973,001
Cash denominated in foreign
  currencies (identified cost
  $2,883,043)                            2,890,342
Receivables:
  Investment securities sold             6,348,152
  Dividends and interest                 1,881,564
  Fund shares sold                         427,059
Other assets                               306,170
                                     -------------
Total assets                           373,826,288
                                     -------------

LIABILITIES:
Payables:
  Investment securities purchased        2,064,902
  Fund shares redeemed                     874,878
  Manager (See Note 3)                     218,613
  Shareholder communication                 71,322
  Custodian                                 27,467
  NYLIFE Distributors (See Note 3)          75,050
                                     -------------
Total liabilities                        3,332,232
                                     -------------
Net assets                           $ 370,494,056
                                     =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $      26,980
Additional paid-in capital             488,965,918
                                     -------------
                                       488,992,898
Accumulated undistributed net
  investment income                      2,351,547
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (151,061,650)
Net unrealized appreciation on
  investments                           30,206,452
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies          4,809
                                     -------------
Net assets                           $ 370,494,056
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $      92,781
                                     =============
Shares of beneficial interest
  outstanding                                6,746
                                     =============
Net asset value per share
  outstanding                        $       13.75
Maximum sales charge (5.50% of
  offering price)                             0.80
                                     -------------
Maximum offering price per share
  outstanding                        $       14.55
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  20,179,525
                                     =============
Shares of beneficial interest
  outstanding                            1,467,265
                                     =============
Net asset value per share
  outstanding                        $       13.75
Maximum sales charge (5.50% of
  offering price)                             0.80
                                     -------------
Maximum offering price per share
  outstanding                        $       14.55
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   2,089,145
                                     =============
Shares of beneficial interest
  outstanding                              152,104
                                     =============
Net asset value and offering price
  per share outstanding              $       13.73
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 348,132,605
                                     =============
Shares of beneficial interest
  outstanding                           25,353,447
                                     =============
Net asset value and offering price
  per share outstanding              $       13.73
                                     =============





16    MainStay Epoch Global Equity Yield Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 2010 (A) THROUGH APRIL 30, 2010 UNAUDITED




INVESTMENT INCOME:
INCOME:
  Dividends (b)                       $5,962,987
  Interest                                   568
                                      ----------
     Total income                      5,963,555
                                      ----------
EXPENSES:
  Manager (See Note 3)                   908,499
  Transfer agent (See Note 3)            147,400
  Shareholder communication               76,013
  Custodian                               63,715
  Professional fees                       44,839
  Registration                            42,167
  Distribution/Service--Investor
     Class (See Note 3)                       42
  Distribution/Service--Class A (See
     Note 3)                              17,058
  Distribution/Service--Class C (See
     Note 3)                               3,032
  Trustees                                 6,129
  Miscellaneous                           27,289
                                      ----------
     Total expenses before waiver      1,336,183
  Expense waiver from Manager (See
     Note 3)                             (31,442)
                                      ----------
     Net expenses                      1,304,741
                                      ----------
Net investment income                  4,658,814
                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions                  (23,941)
  Foreign currency transactions         (110,316)
                                      ----------
Net realized loss on investments and
  foreign currency transactions         (134,257)
                                      ----------
Net change in unrealized
  appreciation on:
  Investments                            334,886
  Translation of other assets and
     liabilities in foreign
     currencies                          (20,287)
                                      ----------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions          314,599
                                      ----------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                           180,342
                                      ----------
Net increase in net assets resulting
  from operations                     $4,839,156
                                      ==========



(a) The Fund changed its fiscal year end from December 31 to October 31.

(b) Dividends recorded net of foreign withholding taxes in the amount of $301,096.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 1, 2010 THROUGH APRIL 30, 2010 UNAUDITED, THE YEAR ENDED DECEMBER 31, 2009 (A) AND THE YEAR ENDED DECEMBER 31, 2008.


                              2010           2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income              $  4,658,814  $  13,501,084  $  22,203,158
 Net realized loss
  on investments
  and foreign
  currency
  transactions            (134,257)   (55,755,456)  (100,701,531)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currency
  transactions             314,599    122,178,121   (109,475,635)
                      ------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations        4,839,156     79,923,749   (187,974,008)
                      ------------------------------------------
Dividends and
 distributions to
 shareholders:
 From net
  investment
  income:
    Investor Class            (667)          (151)            --
    Class A               (180,581)      (665,965)      (541,418)
    Class C                (11,546)          (181)            --
    Class I             (3,507,191)   (10,698,508)   (17,605,363)
                      ------------------------------------------
                        (3,699,985)   (11,364,805)   (18,146,781)
                      ------------------------------------------
 From net realized
  gain on
  investments:
    Class A                     --             --       (115,391)
    Class I                     --             --     (2,080,618)
                      ------------------------------------------
                                --             --     (2,196,009)
                      ------------------------------------------
 Return of capital:
    Class A                     --             --        (51,670)
    Class I                     --             --     (1,641,966)
                      ------------------------------------------
                                --             --     (1,693,636)
                      ------------------------------------------
Total dividends and
 distributions to
 shareholders           (3,699,985)   (11,364,805)   (22,036,426)
                      ------------------------------------------
Capital share
 transactions:
 Net proceeds from
  sale of shares      $ 41,424,296  $ 184,852,742  $ 374,462,803
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions          3,187,896     10,140,348     20,979,165
 Cost of shares
  redeemed (b)         (81,883,266)  (170,919,032)  (426,057,455)
                      ------------------------------------------
    Increase
     (decrease) in
     net assets
     derived from
     capital share
     transactions      (37,271,074)    24,074,058    (30,615,487)
                      ------------------------------------------
    Net increase
     (decrease) in
     net assets        (36,131,903)    92,633,002   (240,625,921)
NET ASSETS:
Beginning of period    406,625,959    313,992,957    554,618,878
                      ------------------------------------------
End of period         $370,494,056  $ 406,625,959  $ 313,992,957
                      ==========================================
Accumulated
 undistributed net
 investment income
 at end of period     $  2,351,547  $   1,392,718  $     736,842
                      ==========================================



(a) The Fund changed its fiscal year end from December 31 to October 31.

(b) Cost of shares redeemed net of redemption fees of $11,486, $136 and $8,520 for the period January 1, 2010 through April 30, 2010, the years ended December 31, 2009 and 2008. (See Note 2 (J)).


18    MainStay Epoch Global Equity Yield Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   INVESTOR CLASS                                 CLASS A
                                           ------------------------------        ----------------------------------------
                                           JANUARY 1,          NOVEMBER          JANUARY 1,
                                             2010***          16, 2009**           2010***
                                             THROUGH            THROUGH            THROUGH           YEAR ENDED DECEMBER
                                            APRIL 30,        DECEMBER 31,         APRIL 30,                  31,
                                              2010*              2009               2010*            2009           2008
Net asset value at beginning of
  period                                     $13.72             $13.46             $ 13.72         $ 11.52        $ 17.72
                                             ------             ------             -------         -------        -------
Net investment income                          0.18 (a)           0.05                0.15 (a)        0.44           0.59 (a)
Net realized and unrealized gain
  (loss) on investments                       (0.05)              0.29               (0.00)++         2.14          (6.18)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                 0.02                 --                  --           (0.03)            --
                                             ------             ------             -------         -------        -------
Total from investment operations               0.15               0.34                0.15            2.55          (5.59)
                                             ------             ------             -------         -------        -------
Less dividends and distributions:
  From net investment income                  (0.12)             (0.08)              (0.12)          (0.35)         (0.48)
  From net realized gain on
     investments                                 --                 --                  --              --          (0.08)
  Return of capital                              --                 --                  --              --          (0.05)
                                             ------             ------             -------         -------        -------
Total dividends and distributions             (0.12)             (0.08)              (0.12)          (0.35)         (0.61)
                                             ------             ------             -------         -------        -------
Redemption fee (d)                             0.00 ++              --                0.00 ++         0.00 ++        0.00 ++
                                             ------             ------             -------         -------        -------
Net asset value at end of period             $13.75             $13.72             $ 13.75         $ 13.72        $ 11.52
                                             ======             ======             =======         =======        =======
Total investment return (b)                    1.12%(c)           2.54%(c)            1.11%(c)       22.47%        (32.19%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        3.99%++            2.67%++             3.31%++         3.66%          4.01%
  Net expenses                                 1.14%++            1.09%++             1.24%++         1.21%          1.18%
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                     1.17%++            1.09%++             1.27%++         1.21%          1.18%
Portfolio turnover rate                          13%                59%                 13%             59%            72%
Net assets at end of period (in
  000's)                                     $   93             $   26             $20,180         $23,336        $16,480
                                                     CLASS A
                                           ---------------------------
                                             YEAR           AUGUST 2,
                                            ENDED            2006**
                                            DECEM-           THROUGH
                                           BER 31,        DECEMBER 31,
                                             2007             2006
Net asset value at beginning of
  period                                   $ 17.94           $16.00
                                           -------           ------
Net investment income                         0.69             0.19
Net realized and unrealized gain
  (loss) on investments                       0.79             1.99
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                  --               --
                                           -------           ------
Total from investment operations              1.48             2.18
                                           -------           ------
Less dividends and distributions:
  From net investment income                 (0.72)           (0.21)
  From net realized gain on
     investments                             (0.99)           (0.03)
  Return of capital                             --               --
                                           -------           ------
Total dividends and distributions            (1.71)           (0.24)
                                           -------           ------
Redemption fee (d)                            0.01               --
                                           -------           ------
Net asset value at end of period           $ 17.72           $17.94
                                           =======           ======
Total investment return (b)                   8.34%           13.73%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                       3.97%            2.74%++
  Net expenses                                1.16%            1.30%++
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                    1.16%            1.30%++
Portfolio turnover rate                         47%              32%
Net assets at end of period (in
  000's)                                   $19,390           $1,593




                                                       CLASS C                                     CLASS I
                                           ------------------------------        ------------------------------------------
                                           JANUARY 1,        NOVEMBER 16,        JANUARY 1,
                                             2010***            2009**             2010***
                                             THROUGH            THROUGH            THROUGH
                                            APRIL 30,        DECEMBER 31,         APRIL 30,         YEAR ENDED DECEMBER 31,
                                              2010*              2009               2010*            2009            2008
Net asset value at beginning of
  period                                     $13.72             $13.46            $  13.70         $  11.53        $  17.75
                                             ------             ------            --------         --------        --------
Net investment income (loss)                   0.16 (a)           0.03                0.16 (a)         0.44            0.66 (a)
Net realized and unrealized gain
  (loss) on investments                       (0.07)              0.30               (0.00)++          2.13           (6.24)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                 0.03                 --                  --            (0.03)             --
                                             ------             ------            --------         --------        --------
Total from investment operations               0.12               0.33                0.16             2.54           (5.58)
                                             ------             ------            --------         --------        --------
Less dividends and distributions:
  From net investment income                  (0.11)             (0.07)              (0.13)           (0.37)          (0.51)
  From net realized gain on
     investments                                 --                 --                  --               --           (0.08)
  Return of capital                              --                 --                  --               --           (0.05)
                                             ------             ------            --------         --------        --------
Total dividends and distributions             (0.11)             (0.07)              (0.13)           (0.37)          (0.64)
                                             ------             ------            --------         --------        --------
Redemption fee (d)                             0.00 ++              --                0.00 ++          0.00 ++         0.00 ++
                                             ------             ------            --------         --------        --------
Net asset value at end of period             $13.73             $13.72            $  13.73         $  13.70        $  11.53
                                             ======             ======            ========         ========        ========
Total investment return (b)                    0.89%(c)           2.45%(c)            1.18%(c)        22.49%         (32.10%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 3.50%++            1.80%++             3.61%++          3.85%           4.40%
  Net expenses                                 1.89%++            1.84%++             0.99%++          0.96%           0.93%
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                     1.92%++            1.84%++             1.01%++          0.96%           0.93%
Portfolio turnover rate                          13%                59%                 13%              59%             72%
Net assets at end of period (in
  000's)                                     $2,089             $   36            $348,133         $383,228        $297,513
                                                              CLASS I
                                           --------------------------------------------
                                                                           DECEMBER 27,
                                                                              2005**
                                                                              THROUGH
                                            YEAR ENDED DECEMBER 31,        DECEMBER 31,
                                             2007            2006              2005
Net asset value at beginning of
  period                                   $  18.02        $  14.92           $ 15.00
                                           --------        --------           -------
Net investment income (loss)                   0.77            0.63             (0.00)++
Net realized and unrealized gain
  (loss) on investments                        0.72            3.13             (0.08)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                   --              --                --
                                           --------        --------           -------
Total from investment operations               1.49            3.76             (0.08)
                                           --------        --------           -------
Less dividends and distributions:
  From net investment income                  (0.77)          (0.63)               --
  From net realized gain on
     investments                              (0.99)          (0.03)               --
  Return of capital                              --              --                --
                                           --------        --------           -------
Total dividends and distributions             (1.76)          (0.66)               --
                                           --------        --------           -------
Redemption fee (d)                             0.00 ++           --                --
                                           --------        --------           -------
Net asset value at end of period           $  17.75        $  18.02           $ 14.92
                                           ========        ========           =======
Total investment return (b)                    8.28%          25.71%            (0.53%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 4.21%           3.88%            (1.10%)++
  Net expenses                                 0.91%           1.05%             1.10%++
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                                     0.91%           1.05%             3.59%++
Portfolio turnover rate                          47%             32%                0%
Net assets at end of period (in
  000's)                                   $535,229        $272,016           $71,432




*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The redemption fee was discontinued as of April 1, 2010.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Epoch Global Equity Yield Fund (the "Fund"), a diversified fund. The Fund is the successor to the Epoch Global Equity Shareholder Yield Fund (the "Predecessor Fund"), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment adviser.

The Fund currently offers 4 classes of shares. Investor Class and Class C shares were seeded as of the close of business on November 13, 2009 and were first offered and commenced operations on November 16, 2009. Class I shares and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Effective, January 4, 2010, the Fund changed its fiscal year end and tax year end from December 31 to October 31. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek to provide a high level of income. Capital appreciation is a secondary investment objective.

The financial statements of the Fund reflect the historical results of the Institutional Class and P shares of the Predecessor Fund prior to its reorganization. (See Note 10.) Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares, respectively. All information regarding and references to periods prior to the commencement of operations of the Fund refer to the Predecessor Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other

20    MainStay Epoch Global Equity Yield Fund
developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the four-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the four-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date

                                                   mainstayinvestments.com    21
and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed

22    MainStay Epoch Global Equity Yield Fund
appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(J) REDEMPTION FEE. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(L) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L) LARGE TRANSACTION RISKS. From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund's performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Epoch Investment Partners, Inc. ("Epoch" or "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets.

Effective after the close of business on November 13, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to reimburse expenses of Class A and Class I Shares of the Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expense relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) for Class A and Class I do not exceed the following percentages of average daily net assets, Class A, 1.24% and Class I, 0.99%. These expense limitations were based on the total annual operating expenses of the predecessor fund (adjusted to reflect any applicable expense limitation agreement.) New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This agreement will be in effect for a two-year period unless extended by New York Life Investments and approved by the Fund's Board in connection with its review of the Fund's investment advisory agreement. Based on its review, the Board may maintain, modify or terminate the agreement.

For the four-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $908,499 and waived its fees in the amount of $31,442.


                                                   mainstayinvestments.com    23

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. Effective after the close of business on November 13, 2009, the Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution and service plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the respective Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, each Fund pays the Distributor a monthly distribution fee, which is an expense of the Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the respective Fund's Class C shares, along with a shareholder service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $251 and $3,234, respectively, for the four-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the four-month period ended April 30, 2010, were as follows:

Investor Class                         $      3
-----------------------------------------------
Class A                                   7,918
-----------------------------------------------
Class C                                      55
-----------------------------------------------
Class I                                 139,424
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                     $ 25,926  27.9%
-------------------------------------------------
Class C                              25,845   1.2
-------------------------------------------------
Class I                             222,084   0.1
-------------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the four-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $5,517.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2009, for federal income tax purposes, capital loss carryforwards of $146,135,436 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS            CAPITAL LOSS            CAPITAL LOSS
    AVAILABLE THROUGH        AMOUNTS (000'S)        DEFERRED (000'S)
       2016                     $ 71,904                 $   --
       2017                       74,231                  3,179
---------------------------------------------------------- ---------
       Total                    $146,135                 $3,179
---------------------------------------------------------- ---------





24    MainStay Epoch Global Equity Yield Fund

The tax character of distributions paid during the year ended December 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                    $11,364,805
------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2010, the Fund held the following foreign currencies:

                         CURRENCY           COST          VALUE
Brazilian Real     BRL    162,934  USD    93,734  USD    93,734
---------------------------------------------------------------
Canadian Dollar    CAD     11,700         11,626         11,518
---------------------------------------------------------------
Euro Currency      EUR    146,600        193,841        195,191
---------------------------------------------------------------
New Taiwan Dollar  TWD 79,123,409      2,518,838      2,524,839
---------------------------------------------------------------
Swedish Krona      SEK    471,240         65,004         65,060
---------------------------------------------------------------
Total                              USD 2,883,043  USD 2,890,342
---------------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the four-month period ended April 30, 2010.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the four-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $49,292 and $92,171, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES         AMOUNT
Four-month period April 30,
  2010:
Shares sold                        4,829  $      66,188
Shares issued to
  shareholders in
  reinvestment of dividends           48            667
                             --------------------------
Net increase                       4,877  $      66,855
                             ==========================
Period ended December 31,
  2009 (a):
Shares sold                        1,858  $      25,000
Shares issued to
  shareholders in
  reinvestment of dividends           11            151
                             --------------------------
Net increase                       1,869  $      25,151
                             ==========================


 CLASS A                          SHARES         AMOUNT

Four-month period ended
  April 30, 2010:

Shares sold                      256,290  $   3,490,644

Shares issued to
  shareholders in
  reinvestment of dividends       11,855        163,248

Shares redeemed                 (501,597)    (6,636,580)
                             --------------------------


Net decrease                    (233,452) $  (2,982,688)
                             ==========================


Year ended December 31,
  2009:

Shares sold                      873,503  $   9,944,403

Shares issued to
  shareholders in
  reinvestment of dividends       50,639        619,790

Shares redeemed                 (653,938)    (8,219,128)
                             --------------------------


Net increase                     270,204  $   2,345,065
                             ==========================



 CLASS C                          SHARES         AMOUNT

Four-month period ended
  April 30, 2010:

Shares sold                      148,793  $   2,035,730

Shares issued to
  shareholders in
  reinvestment of dividends          840         11,546

Shares redeemed                     (138)        (1,889)
                             --------------------------


Net increase                     149,495  $   2,045,387
                             ==========================


Period ended December 31,
  2009 (a):

Shares sold                        2,596  $      35,007

Shares issued to
  shareholders in
  reinvestment of dividends           13            182
                             --------------------------


Net increase                       2,609  $      35,189
                             ==========================



 CLASS I                          SHARES         AMOUNT

Four-month period ended
  April 30, 2010:

Shares sold                    2,618,779  $  35,831,734

Shares issued to
  shareholders in
  reinvestment of dividends      219,245      3,012,435

Shares redeemed               (5,464,808)   (75,244,797)
                             --------------------------


Net decrease                  (2,626,784) $ (36,400,628)
                             ==========================


Year ended December 31,
  2009:

Shares sold                   15,386,586  $ 174,848,332

Shares issued to
  shareholders in
  reinvestment of dividends      777,370      9,520,225

Shares redeemed              (13,991,520)  (162,699,904)
                             --------------------------


Net increase                   2,172,436  $  21,668,653
                             ==========================


(a) Investor Class shares and Class C shares were first offered on November 16, 2009.




                                                   mainstayinvestments.com    25

NOTE 10--REORGANIZATION:

At a special meeting held on October 30, 2009, the shareholders of the Epoch Global Equity Shareholder Yield Fund, approved the reorganization of the Epoch Global Equity Shareholder Yield Fund with and into MainStay Epoch Global Equity Yield Fund. Effective after the close of business on November 13, 2009, the Class P shares of Epoch Global Equity Shareholder Yield Fund were redesignated as Class A shares of MainStay Epoch Global Equity Yield Fund. Effective after the close of business on November 13, 2009, the Institutional Class shares of Epoch Global Equity Shareholder Yield Fund were redesignated as Class I shares of MainStay Epoch Global Equity Yield Fund. Investor Class and Class C shares were seeded as of the close of business on November 13, 2009 and were first offered and commenced operations on November 16, 2009.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 12--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal four-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


26    MainStay Epoch Global Equity Yield Fund

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund's website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18309 MS121-10                                        MSEGE10-06/10
                                                                              F3

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during this period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six months ended April 30, 2010, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the six-month period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


During the period covered by this report, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the period covered by this report. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       17
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        29
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       29



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL              FOUR       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS    (1/25/05)
-----------------------------------------------------------------
With sales charges         -1.67%    40.30%    6.78%      6.23%
Excluding sales charges     4.05     48.47     7.99       7.37




(With sales charges)


(PERFORMANCE GRAPH)

                                     MSCI WORLD
                 MAINSTAY EPOCH       EX. U.S.      S&P EPAC
              INTERNATIONAL SMALL     SMALL CAP    SMALL CAP
                    CAP FUND            INDEX        INDEX
              -------------------    ----------    ---------
01/25/05              9450              10000        10000
                      9356              10140        10079
                     14463              14522        14374
                     17578              16674        17734
                     16858              14813        16132
                      9256               8445         9278
4/30/10              13741              13025        13407



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL              FOUR       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR      (8/2/06)
--------------------------------------------------------
With sales charges         -1.67%    40.21%      -0.88%
Excluding sales charges     4.05     48.38        0.63




(With sales charges)


(PERFORMANCE GRAPH)

                                                MSCI WORLD
                            MAINSTAY EPOCH       EX. U.S.      S&P EPAC
                         INTERNATIONAL SMALL     SMALL CAP    SMALL CAP
                               CAP FUND            INDEX        INDEX
                         -------------------    ----------    ---------
08/02/06                        23625              25000        25000
                                30962              31630        32991
                                29695              28099        30011
                                16303              16021        17261
4/30/10                         24190              24707        24942



CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL              FOUR       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS    (1/25/05)
-----------------------------------------------------------------
With sales charges          2.86%    46.77%    7.43%      6.80%
Excluding sales charges     3.86     47.77     7.43       6.80




(With sales charges)


(PERFORMANCE GRAPH)

                                           MSCI WORLD
                       MAINSTAY EPOCH       EX. U.S.      S&P EPAC
                    INTERNATIONAL SMALL     SMALL CAP    SMALL CAP
                          CAP FUND            INDEX        INDEX
                    -------------------    ----------    ---------
01/25/05                   10000              10000        10000
                            9881              10140        10079
                           15161              14522        14374
                           18366              16674        17734
                           17466              14813        16132
                            9568               8445         9278
4/30/10                    14138              13025        13407







1. Performance tables and graphs do not reflect the deduction of the taxes that a shareholder would pay on distribution or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge and are subject to a contingent deferred sales charge ("CDSC") of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. The Fund is the successor to the Epoch International Small Cap Fund. Effective January 4, 2010, the Fund changed its fiscal year end from December 31 to October 31.
2. Performance figures for Investor Class and Class C shares, first offered November 16, 2009, include the historical performance of Class I shares through November 13, 2009 adjusted for differences in certain contractual expenses and fees.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL     FOUR       ONE      FIVE    INCEPTION
TOTAL RETURNS     MONTHS     YEAR     YEARS    (1/25/05)
--------------------------------------------------------
                   4.13%    49.12%    8.49%      7.86%




(With sales charges)


(PERFORMANCE GRAPH)

                                     MSCI WORLD
                 MAINSTAY EPOCH       EX. U.S.      S&P EPAC
              INTERNATIONAL SMALL     SMALL CAP    SMALL CAP
                    CAP FUND            INDEX        INDEX
              -------------------    ----------    ---------
01/25/05             10000              10000        10000
                      9907              10140        10079
                     15353              14522        14374
                     18785              16674        17734
                     18045              14813        16132
                      9984               8445         9278
4/30/10              14888              13025        13407





      MainStay Epoch International Small Cap Fund   -  -  MSCI World Ex. U.S. Small Cap Index   -     S&P EPAC Small Cap Index
-



BENCHMARK PERFORMANCE                                   FOUR       ONE      FIVE      SINCE
                                                       MONTHS     YEAR     YEARS    INCEPTION
MSCI World Ex. U.S. Small Cap Index(4)                  7.49%    54.22%    5.14%      5.15%
S&P EPAC Small Cap Index(5)                             5.10     44.50     5.87       5.73
Average Lipper international multi-cap core fund(6)     0.37     37.12     5.02       4.69





3. Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch International Small Cap Fund, which was subject to a different fee structure.
4. The Morgan Stanley Capital International ("MSCI") World Ex. U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in 22 global developed markets, excluding the U.S. Total returns assume reinvestment of all dividends and capital gains. The Fund has selected the MSCI World Ex. U.S. Small Cap Index as its primary benchmark index in replacement of the S&P EPAC Small Cap Index as its broad-based securities market index for comparison purposes because it believes the MSCI World Ex. U.S. Small Cap Index is more reflective of the Fund's current investment style. An investment cannot be made directly in an index.
5. The S&P Europe, Pacific and Asia Composite ("EPAC") Small Cap Index measures the performance of the smallest companies from the European and Pacific countries represented in the S&P Broad Market Index. The S&P EPAC Small Cap Index represents the bottom 15% of the total market capitalization of each country. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper international multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Epoch International Small Cap Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                   11/1/09(3)        4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES(2)       $1,000.00       $1,021.10        $ 7.63         $1,015.50         $ 7.61
--------------------------------------------------------------------------------------------------------
CLASS A SHARES                 $1,000.00       $1,073.10        $ 8.74         $1,016.40         $ 8.50
--------------------------------------------------------------------------------------------------------
CLASS C SHARES(2)              $1,000.00       $1,018.00        $11.15         $1,012.00         $11.11
--------------------------------------------------------------------------------------------------------
CLASS I SHARES                 $1,000.00       $1,076.40        $ 7.47         $1,017.60         $ 7.25
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.64% for Investor Class, 1.70% for Class A, 2.40% for Class C and 1.45% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Class A and Class I (to reflect the one-half year period) and 168 days for Investor Class and Class C (to reflect the since-inception period).The table above represents actual expenses incurred during the one-half year period.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2010. Had these shares been offered for the full six-month period ended April 30, 2010, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $8.20 for Investor Class and $11.98 for Class C and the ending account value would have been $1,016.70 for Investor Class and $1,012.90 for Class C.
3. Investor Class and Class C shares began investment operations on November 16, 2009.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   97.5
Preferred Stock                                  1.0
Other Assets, Less Liabilities                   0.9
Short-Term Investment                            0.3
Unaffiliated Investment Company                  0.3




 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Rhodia S.A.
    2.  Technip S.A.
    3.  Intermediate Capital Group PLC
    4.  Temenos Group A.G. Registered
    5.  Localiza Rent a Car S.A.
    6.  EFG International A.G
    7.  Sysmex Corp.
    8.  Cookson Group PLC
    9.  Nifco, Inc. /Japan
   10.  Diagnosticos da America S.A.





8    MainStay Epoch International Small Cap Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS(1)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EMILY BAKER, WILLIAM PRIEST, CFA, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE FOUR MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned 4.05% for Investor Class shares, 4.05% for Class A shares and 3.86% for Class C shares for the four months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 4.13%. All share classes outperformed the 0.37% return of the average Lipper(2) international multi-cap core fund for the same period. All share classes underperformed the 7.49% return of the MSCI World Ex U.S. Small Cap Index(3) and the 5.10% return of the S&P EPAC Small Cap Index(4) during the four months ended April 30, 2010. The MSCI World Ex U.S. Small Cap Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT MAJOR FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE DURING THE FOUR-MONTH REPORTING PERIOD?

The first few months of 2010 proved to be highly volatile, as markets initially turned negative on concerns over Chinese monetary tightening and European debt concerns (particularly in Portugal, Ireland, Italy, Greece and Spain). Gradually, a combination of improved macroeconomic data and evidence that European troubles could be resolved and that China had made a strong policy move resulted in a sharp market rally. Sentiment shifted again as news about the Greek debt situation became less positive and doubts emerged about the effectiveness of and timetable for related reforms. Despite this volatility, international small caps performed well during the reporting period.

In addition, we saw encouraging signs of movement into a recovery in which income and employment may start to grow more decisively. Corporate announcements across the globe continued the trend of upside surprises. The strong momentum of key leading indicators suggested that continued strong reporting may lie ahead. These factors, along with attractive equity valuations, provided fundamental positive underlying support for the market. Realizing that challenges may still lie ahead, we have positioned the Fund with a focus on strong businesses that generate a high level of reliable cash flow and that are run by management teams with strong records of allocating capital to enhance shareholder value.

During the four months ended April 30, 2010, stock selection in the energy sector contributed positively to the Fund's results relative to the MSCI World Ex U.S. Small Cap Index. More specifically, the Fund's exposure to oil services firms contributed meaningfully. For example, positions in Acergy, Technip and Subsea outperformed the benchmark index, given their active exposure to the most prolific, higher-growth offshore development regions. The Fund also benefited from having an underweight position in financials.

More than offsetting these positive factors, however, were the detracting effects of an overweight position in Europe, exposure to Brazilian stocks, and weaker stock selection in the industrials sector. The Fund's overweight position in Europe was adversely affected by debt concerns in several peripheral European countries, which affected the entire region and drove the euro down against the U.S. dollar. Brazilian stocks detracted from the Fund's performance relative to the benchmark. Despite good fundamentals, the market suffered from variations in Chinese commodity demand. Many of the Fund's Brazilian consumer discretionary stocks, including home builders, autos and malls, paused during the reporting period following significant gains in the fourth quarter of 2009. In the industrials sector, the Fund's holdings in Italy and Spain particularly struggled along with the broader equity markets in these countries.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

On an absolute basis, the strongest-contributing sectors to the Fund's performance were energy, industrials and materials. In energy, Fund holdings in oil services stocks particularly boosted Fund performance. In industrials, the Fund saw strong results from companies with leading positions in their fields, providers of productivity-improving services and companies involved in global trade. In materials, stocks with exposure to precious metals, nonindustrial metals and industrial gases helped the Fund's absolute performance.


1. Effective January 4, 2010, the Fund's fiscal year-end changed from December 31 to October 31. As a result, the following discussion covers the four-month reporting period ended April 30, 2010.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.
4. See footnote on page 6 for more information on the S&P EPAC (Europe Pacific Asia Composite) Small Cap Index.

                                                    mainstayinvestments.com    9

During the reporting period, the sectors that detracted most from the Fund's absolute performance were financials, utilities and information technology. The Fund had exposure to financial companies with businesses in southern Europe. These companies suffered from contagion concerns stemming from the debt crisis in Greece. Although the Fund had only limited exposure to utilities, Red Electrica of Spain was one holding that felt the effects of Greek-contagion concerns. We sold the Fund's position in Red Electrica during the reporting period. In information technology, the Fund's position in Germany-based electronic payment and risk management company Wirecard A.G. suffered when negative rumors involving senior management circulated, causing extreme stock price weakness.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

On an absolute basis, France-based specialty chemicals company Rhodia, U.K.- based materials science company Cookson Group and Canada-based diversified natural resource company Sherritt International made the strongest contributions to the Fund's performance.

During the four-month reporting period, Wirecard A.G., Italy-based asset-management company Azimut Holding and Greece-based financial services group EFG Eurobank Ergasias were among the greatest detractors from the Fund's absolute performance.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Among the stocks that the Fund purchased during the reporting period was ProSiebenSat. 1 Media, a German broadcasting company. We bought the stock for the Fund because of the company's free cash flow growth potential, since advertising revenues are expected to pick up as the economy recovers. We also established a Fund position in Canadian methanol company Methanex. We liked this company's prospects for strong free cash flow growth as global activity recovers.

In addition to the Fund's sales of Wirecard A.G. and Azimut Holding, we sold the Fund's position in Unipol Gruppo Finanziario, an Italian holding company in the financial sector. We sold the Fund's position on heightened concerns about the extent of the Greek crisis. We also eliminated the Fund's holding in Cap Gemini, a French consulting, outsourcing, technology and professional services company. We sold the position when price appreciation took the stock out of the small-cap universe.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the four months ended April 30, 2010, we increased the Fund's weightings in the industrials, energy and materials sectors. We raised the Fund's weighting in industrials to gain more Fund exposure to global economic growth. The increased weighting in energy was driven primarily by the attractive valuations of oil services companies. The Fund's exposure to materials rose through investments in nonindustrial metals stocks that had lagged and offered an attractive way to add more cyclicality to the Fund.

We reduced the Fund's exposure to the financials and information technology sectors. Exposure to financials was lowered primarily by selling out of stocks in the southern peripheral markets of Europe, which we felt would be adversely affected by the troubles in Greece. We sold information technology stocks for company-specific reasons and to raise capital to reinvest elsewhere.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2010?

As of April 30, 2010, the Fund's most substantially overweight sectors relative to the MSCI World Ex U.S. Small Cap Index were industrials, energy and health care. As of the same date, the Fund's most substantially underweight sectors relative to the MSCI World Ex U.S. Small Cap Index were financials, consumer discretionary and materials.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch International Small Cap Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 97.5%+
-------------------------------------------------------

AUSTRALIA 2.0%
Centamin Egypt, Ltd. (Metals
  & Mining) (a)                   927,400  $  1,953,767
SAI Global, Ltd.
  (Professional Services)         260,817     1,034,158
Transpacific Industries
  Group, Ltd. (Commercial
  Services & Supplies)(a)         507,000       588,722
                                           ------------
                                              3,576,647
                                           ------------

AUSTRIA 1.3%
Andritz A.G. (Machinery)           20,600     1,271,671
Vienna Insurance Group
  (Insurance)                      21,850     1,071,376
                                           ------------
                                              2,343,047
                                           ------------

BELGIUM 1.2%
Telenet Group Holding N.V.
  (Diversified
  Telecommunication Services)
  (a)                              71,602     2,159,107
                                           ------------


BERMUDA 1.5%
Frontline Ltd. (Oil, Gas &
  Consumable Fuels)                37,650     1,370,056
Golden Ocean Group, Ltd.
  (Marine) (a)                    247,900       493,865
Lancashire Holdings, Ltd.
  (Insurance)                     116,800       826,511
Peace Mark Holdings, Ltd.
  (Textiles, Apparel & Luxury
  Goods) (a)(b)(c)              1,118,750         1,441
                                           ------------
                                              2,691,873
                                           ------------

BRAZIL 9.6%
All America Latina Logistica
  S.A. (Road & Rail) (a)          268,650     2,445,013
Banco ABC Brasil S.A.
  (Diversified Financial
  Services)                       343,400     2,459,560
BR Malls Participacoes S.A.
  (Real Estate Management &
  Development) (a)                111,500     1,420,170
V  Diagnosticos da America
  S.A. (Health Care Providers
  & Services)                     340,200     2,955,283
V  Localiza Rent a Car S.A.
  (Road & Rail)                   290,400     3,257,759
Marfrig Alimentos S.A. (Food
  Products)                        73,200       768,110
MRV Engenharia e
  Participacoes S.A.
  (Household Durables)            226,000     1,599,195
PDG Realty S.A.
  Empreendimentos e
  Participacoes (Household
  Durables)                        57,700       529,781
Rossi Residencial S.A.
  (Household Durables)            120,650       891,904
Santos Brasil Participacoes
  S.A. (Transportation
  Infrastructure)                  19,800       190,795
Tegma Gestao Logistica S.A.
  (Road & Rail)                    78,150       681,129
                                           ------------
                                             17,198,699
                                           ------------

CANADA 5.0%
Crew Energy, Inc. (Oil, Gas &
  Consumable Fuels) (a)            34,100       612,645
Eldorado Gold Corp. (Metals &
  Mining) (a)                      98,807     1,517,414
Methanex Corp. (Chemicals)         66,000     1,535,322
Migao Corp. (Chemicals) (a)        59,700       405,523
Paramount Resources, Ltd.
  (Oil, Gas & Consumable
  Fuels) (a)                       36,050       622,837
Sherritt International Corp.
  (Metals & Mining)               231,500     1,800,404
Sino-Forest Corp. (Paper &
  Forest Products) (a)            116,450     2,070,375
Westport Innovations, Inc.
  (Auto Components) (a)            23,027       439,775
                                           ------------
                                              9,004,295
                                           ------------

CAYMAN ISLANDS 1.6%
Subsea 7, Inc. (Energy
  Equipment & Services) (a)       145,900     2,834,748
                                           ------------


CHINA 2.4%
Dalian Port PDA Co., Ltd.
  (Transportation
  Infrastructure)               2,992,426     1,381,265
Shandong Weigao Group Medical
  Polymer Co., Ltd. (Health
  Care Equipment & Supplies)      269,000     1,267,840
Zhuzhou CSR Times Electric
  Co., Ltd. (Electrical
  Equipment)                      816,000     1,717,688
                                           ------------
                                              4,366,793
                                           ------------

CYPRUS 0.4%
Bank of Cyprus Public Co.,
  Ltd. (Commercial Banks)         125,200       724,150
                                           ------------


FRANCE 9.1%
Alten, Ltd. (IT Services) (a)     100,850     2,938,486
Carbone Lorraine S.A.
  (Electrical Equipment)           48,700     1,779,322
EDF Energies Nouvelles S.A.
  (Independent Power
  Producers & Energy Traders)      11,075       499,717
IPSOS (Media)                      61,200     2,348,705
V  Rhodia S.A. (Chemicals)
  (a)                             191,150     4,481,512
Saft Groupe S.A. (Electrical
  Equipment) (a)                   11,150       405,273
V  Technip S.A. (Energy
  Equipment & Services)            49,150     3,927,774
                                           ------------
                                             16,380,789
                                           ------------



 + Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

GERMANY 3.3%
Asian Bamboo A.G. (Food
  Products) (a)                    11,900  $    557,612
Axel Springer A.G. (Media)          9,658     1,101,795
GFK SE (Media)                     10,100       381,265
Hamburger Hafen und Logistik
  A.G. (Transportation
  Infrastructure)                  13,905       507,727
Morphosys A.G. (Life Sciences
  Tools & Services) (a)            53,450     1,090,255
Puma A.G. Rudolf Dassler
  Sport (Textiles, Apparel &
  Luxury Goods)                     3,850     1,288,955
Software A.G. (Software)            9,450     1,086,080
                                           ------------
                                              6,013,689
                                           ------------

GREECE 0.3%
Intralot S.A. Integrated
  Lottery Systems & Services
  (Hotels, Restaurants &
  Leisure)                        134,168       576,466
                                           ------------


HONG KONG 2.1%
Asia Cement China Holdings
  Corp. (Construction
  Materials)                    1,010,000       489,513
Industrial and Commercial
  Bank of China Asia, Ltd.
  (Commercial Banks)              554,664     1,388,971
Sinotrans Shipping, Ltd.
  (Marine)                        670,500       302,769
Television Broadcasts, Ltd.
  (Media)                          76,000       371,194
Vitasoy International
  Holdings, Ltd. (Food
  Products)                     1,620,000     1,233,805
                                           ------------
                                              3,786,252
                                           ------------

IRELAND 0.4%
Irish Life & Permanent Group
  Holdings PLC (Insurance)
  (a)                             159,250       645,301
                                           ------------


ITALY 7.7%
Amplifon S.p.A (Health Care
  Providers & Services) (a)       239,300     1,253,018
Ansaldo STS S.p.A
  (Transportation
  Infrastructure)                 100,850     1,853,923
Astaldi S.p.A (Construction &
  Engineering)                    321,048     2,411,735
Danieli & Co. S.p.A.
  (Machinery)                     189,050     2,499,752
Exor S.p.A (Diversified
  Financial Services)              80,314     1,469,375
Maire Tecnimont S.p.A
  (Construction &
  Engineering)                    713,000     2,951,707
Prysmian S.p.A (Electrical
  Equipment)                       26,600       477,895
Tod's S.p.A. (Textiles,
  Apparel & Luxury Goods)          12,469       917,477
                                           ------------
                                             13,834,882
                                           ------------

JAPAN 12.5%
Air Water, Inc. (Chemicals)       189,160     2,083,116
Daibiru Corp. (Real Estate
  Management & Development)        51,000       488,560
Daiseki Co., Ltd. (Commercial
  Services & Supplies)             22,495       493,998
Disco Corp. (Semiconductors &
  Semiconductor Equipment)          7,900       553,330
House Foods Corp. (Food
  Products)                        61,200       881,906
Japan Retail Fund Investment
  Corp. (Real Estate
  Investment Trusts)                  202       271,595
JGC Corp. (Construction &
  Engineering)                    118,750     2,034,655
Kansai Paint Co., Ltd.
  (Chemicals)                     133,440     1,013,050
McDonald's Holdings Co.
  Japan, Ltd. (Hotels,
  Restaurants & Leisure)           46,000       977,634
Nabtesco Corp. (Machinery)        177,000     2,208,524
NET One Systems Co., Ltd. (IT
  Services)                           500       722,128
V  Nifco, Inc. /Japan (Auto
  Components)                     134,850     3,012,311
Oracle Corp. Japan (Software)      19,600       971,194
ORIX Corp. (Consumer Finance)
  (a)                               8,500       778,480
Pigeon Corp. (Household
  Products)                        11,600       435,010
Sawai Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)           12,100       920,813
So-net Entertainment Corp.
  (Internet Software &
  Services)                           210       548,744
V  Sysmex Corp. (Health Care
  Equipment & Supplies)            52,753     3,172,526
Unicharm Petcare Corp. (Food
  Products)                        27,200       906,306
                                           ------------
                                             22,473,880
                                           ------------

LUXEMBOURG 1.6%
Acergy S.A. (Energy Equipment
  & Services)                     142,400     2,680,340
L'Occitane International S.A.
  (Household Products) (a)         53,950       105,842
                                           ------------
                                              2,786,182
                                           ------------

NETHERLANDS 3.5%
Core Laboratories N.V.
  (Energy Equipment &
  Services)                        12,850     1,926,087
Imtech N.V. (Construction &
  Engineering)                     19,500       613,731
SBM Offshore N.V. (Energy
  Equipment & Services)           118,871     2,355,694
Ten Cate N.V. (Textiles,
  Apparel & Luxury Goods)          19,215       524,016
USG People N.V. (Professional
  Services) (a)                    53,900       948,660
                                           ------------
                                              6,368,188
                                           ------------

PORTUGAL 0.3%
Jeronimo Martins SGPS S.A.
  (Food & Staples Retailing)
  (a)                              52,660       544,105
                                           ------------


REPUBLIC OF KOREA 0.3%
Glovis Co., Ltd. (Air Freight
  & Logistics)                      4,676       513,390
                                           ------------





12    MainStay Epoch International Small Cap Fund     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

SPAIN 5.0%
Construcciones y Auxiliar de
  Ferrocarriles S.A.
  (Machinery)                       3,900  $  2,135,607
Ebro Puleva S.A. (Food
  Products)                       134,041     2,496,415
Obrascon Huarte Lain S.A.
  (Construction &
  Engineering)                     54,940     1,571,867
Prosegur Cia de Seguridad
  S.A. (Commercial Services &
  Supplies)                        12,110       562,481
Viscofan S.A. (Food Products)      80,750     2,196,951
                                           ------------
                                              8,963,321
                                           ------------

SWITZERLAND 6.4%
Bank Sarasin & Cie A.G.
  (Capital Markets)                 8,550       333,504
Clariant A.G. (Chemicals) (a)     160,850     2,220,111
V  EFG International A.G.
  (Capital Markets)               190,950     3,211,696
Helvetia Holding A.G.
  (Insurance)                       2,650       805,340
Petroplus Holdings A.G. (Oil,
  Gas & Consumable Fuels) (a)      41,587       737,540
Straumann Holding A.G.
  (Health Care Equipment &
  Supplies)                         3,800       941,856
V  Temenos Group A.G.
  Registered (Software) (a)       123,074     3,333,096
                                           ------------
                                             11,583,143
                                           ------------

TAIWAN 1.3%
Clevo Co. (Computers &
  Peripherals) (a)                545,000     1,185,824
Far EasTone
  Telecommunications Co.,
  Ltd. (Wireless
  Telecommunication Services)     517,000       628,722
First Steamship Co., Ltd.
  (Marine)                        318,000       548,968
                                           ------------
                                              2,363,514
                                           ------------

UNITED KINGDOM 18.7%
Afren PLC (Oil, Gas &
  Consumable Fuels) (a)         2,012,150     2,814,506
Aggreko PLC (Commercial
  Services & Supplies)             80,950     1,514,177
Ashtead Group PLC (Trading
  Companies & Distributors)       984,900     1,786,626
Bovis Homes Group PLC
  (Household Durables) (a)         77,500       500,081
Cairn Energy PLC (Oil, Gas &
  Consumable Fuels) (a)           230,150     1,405,096
Charter International PLC
  (Machinery)                      99,800     1,230,202
V  Cookson Group PLC
  (Industrial Conglomerates)
  (a)                             366,650     3,168,679
Domino's Pizza UK & IRL PLC
  (Hotels, Restaurants &
  Leisure)                        236,500     1,257,996
Homeserve PLC (Commercial
  Services & Supplies)             60,903     1,865,599
V  Intermediate Capital Group
  PLC (Capital Markets)           776,000     3,344,779
Intertek Group PLC
  (Professional Services)          80,900     1,841,855
Invensys PLC (Machinery)          122,700       632,967
Kingfisher PLC (Specialty
  Retail)                         318,650     1,217,572
London Stock Exchange Group
  PLC (Diversified Financial
  Services)                        24,550       255,977
Meggitt PLC (Aerospace &
  Defense)                        368,550     1,753,793
Millennium & Copthorne Hotels
  PLC (Hotels, Restaurants &
  Leisure)                        272,400     1,970,975
Misys PLC (Software) (a)          276,200       988,148
Next PLC (Multiline Retail)        70,200     2,462,750
Promethean World PLC
  (Diversified Consumer
  Services) (a)                   357,913     1,169,180
SSL International PLC (Health
  Care Equipment & Supplies)      196,280     2,576,165
                                           ------------
                                             33,757,123
                                           ------------
Total Common Stocks
  (Cost $142,191,702)                       175,489,584
                                           ------------


PREFERRED STOCK 1.0%
-------------------------------------------------------

GERMANY 1.0%
ProSiebenSat.1 Media A.G.
  0.15% (Media)                    99,150     1,870,878
                                           ------------
Total Preferred Stock
  (Cost $1,358,822)                           1,870,878
                                           ------------


UNAFFILIATED INVESTMENT COMPANY 0.3%
-------------------------------------------------------

AUSTRALIA 0.3%
Australian Infrastructure
  Fund (Transportation
  Infrastructure)                 320,650       580,408
                                           ------------
Total Unaffiliated Investment
  Company
  (Cost $577,858)                               580,408
                                           ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                PRINCIPAL
                                   AMOUNT         VALUE
SHORT-TERM INVESTMENT 0.3%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.3%
UNITED STATES 0.3%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $602,895 (Collateralized by
  a United States Treasury
  Bill with a rate of 0.135%
  and a maturity date of
  5/27/10, with a Principal
  Amount of $620,000 and a
  Market Value of $619,938)
  (Capital Markets)            $  602,894  $    602,894
                                           ------------
Total Short-Term Investment
  (Cost $602,894)                               602,894
                                           ------------
Total Investments
  (Cost $144,731,276) (d)            99.1%  178,543,764
Other Assets, Less
  Liabilities                         0.9     1,550,186
                               ----------  ------------

Net Assets                          100.0% $180,093,950
                               ==========  ============





(a)  Non-income producing security.
(b)  Fair valued security--The total market
     value of this security at April 30, 2010 is $1,441, which represents less than one-tenth of a percent of the Fund's net assets.
(c) Illiquid security--The total market value of this security at April 30, 2010 is $1,441, which represents less than one-tenth of a percent of the Fund's net assets.
(d)  At April 30, 2010, cost is $149,015,009
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $38,789,310
Gross unrealized depreciation       (9,260,555)
                                   -----------
Net unrealized appreciation        $29,528,755
                                   ===========



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities(a)
  Common Stocks (b)(c)                         $30,082,848  $145,405,295        $1,441  $175,489,584
  Preferred Stock                                       --     1,870,878            --     1,870,878
  Unaffiliated Investment Company                       --       580,408            --       580,408
  Short-Term Investment
     Repurchase Agreement                               --       602,894            --       602,894
                                               -----------  ------------        ------  ------------
Total Investments in Securities                $30,082,848  $148,459,475        $1,441  $178,543,764
                                               ===========  ============        ======  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) Level 1 assets represent securities listed under Brazil, Canada and the following common stock whose primary exchange is the New York Stock
    Exchange: Centamin Egypt, Ltd., under Australia and Core Laboratories N.V. under Netherlands.

(c) The level 3 security valued at $1,441 is a security listed under Bermuda within the Textiles, Apparel & Luxury Goods industry within the Common Stocks section of the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2.

The Fund recognizes transfers between the levels as of the beginning of the period



14    MainStay Epoch International Small Cap Fund     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

ASSET VALUATION INPUTS

                                      BALANCE
                                        AS OF      ACCRUED   REALIZED
 INVESTMENTS IN                  DECEMBER 31,    DISCOUNTS       GAIN
 SECURITIES                              2009   (PREMIUMS)     (LOSS)
Common Stock
  Bermuda                              $1,443        $  --      $  --
                                       ------        -----      -----
Total                                  $1,443          $--        $--
                                       ======        =====      =====

                                                                                                               CHANGE IN
                                                                                                              UNREALIZED
                                                                                                            APPRECIATION
                                                                                                          (DEPRECIATION)
                                                                                                                    FROM
                                      CHANGE IN                             NET         NET     BALANCE      INVESTMENTS
                                     UNREALIZED                       TRANSFERS   TRANSFERS       AS OF    STILL HELD AT
 INVESTMENTS IN                    APPRECIATION         NET     NET       IN TO      OUT OF   APRIL 30,        APRIL 30,
 SECURITIES                      (DEPRECIATION)   PURCHASES   SALES     LEVEL 3     LEVEL 3        2010         2010 (A)
Common Stock
  Bermuda                                 $  (2)      $  --   $  --       $  --       $  --      $1,441            $  (2)
                                          -----       -----   -----       -----       -----      ------            -----
Total                                       $(2)        $--     $--         $--         $--      $1,441              $(2)
                                          =====       =====   =====       =====       =====      ======            =====




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

INDUSTRY DIVERSIFICATION

                                      VALUE  PERCENT+
Aerospace & Defense            $  1,753,793      1.0%
Air Freight & Logistics             513,390      0.3
Auto Components                   3,452,086      1.9
Capital Markets                   7,492,873      4.2
Chemicals                        11,738,634      6.6
Commercial Banks                  2,113,121      1.2
Commercial Services &
  Supplies                        5,024,977      2.7
Computers & Peripherals           1,185,824      0.7
Construction & Engineering        9,583,695      5.3
Construction Materials              489,513      0.3
Consumer Finance                    778,480      0.4
Diversified Consumer Services     1,169,180      0.6
Diversified Financial
  Services                        4,184,912      2.3
Diversified Telecommunication
  Services                        2,159,107      1.2
Electrical Equipment              4,380,178      2.4
Energy Equipment & Services      13,724,643      7.7
Food & Staples Retailing            544,105      0.3
Food Products                     9,041,105      5.0
Health Care Equipment &
  Supplies                        7,958,387      4.4
Health Care Providers &
  Services                        4,208,301      2.3
Hotels, Restaurants & Leisure     4,783,071      2.6
Household Durables                3,520,961      2.2
Household Products                  540,852      0.3
Independent Power Producers &
  Energy Traders                    499,717      0.3
Industrial Conglomerates          3,168,679      1.8
Insurance                         3,348,528      1.8
Internet Software & Services        548,744      0.3
IT Services                       3,660,614      2.0
Life Sciences Tools &
  Services                        1,090,255      0.6
Machinery                         9,978,723      5.5
Marine                            1,345,602      0.7
Media                             6,073,837      3.3
Metals & Mining                   5,271,585      2.9
Multiline Retail                  2,462,750      1.4
Oil, Gas & Consumable Fuels       7,562,680      4.2
Paper & Forest Products           2,070,375      1.2
Pharmaceuticals                     920,813      0.5
Professional Services             3,824,673      2.1
Real Estate Investment Trusts       271,595      0.2
Real Estate Management &
  Development                     1,908,730      1.1
Road & Rail                       6,383,901      3.5
Semiconductors &
  Semiconductor Equipment           553,330      0.3
Software                          6,378,518      3.5
Specialty Retail                  1,217,572      0.7
Textiles, Apparel & Luxury
  Goods                           2,731,889      1.5
Trading Companies &
  Distributors                    1,786,626      1.0
Transportation Infrastructure     4,514,118      2.5
Wireless Telecommunication
  Services                          628,722      0.3
                               ------------    -----
                                178,543,764     99.1
Other Assets, Less
  Liabilities                     1,550,186      0.9
                               ------------    -----
Net Assets                     $180,093,950    100.0%
                               ============    =====



+ Percentages indicated are based on Fund net assets



16    MainStay Epoch International Small Cap Fund     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $144,731,276)     $ 178,543,764
Cash denominated in foreign
  currencies (identified cost
  $522,045)                                522,538
Receivables:
  Investment securities sold             1,385,082
  Dividends and interest                   523,307
  Fund shares sold                         315,444
Other assets                               214,629
                                     -------------
     Total assets                      181,504,764
                                     -------------

LIABILITIES:
Payables:
  Investment securities purchased        1,012,336
  Manager (See Note 3)                     183,686
  Fund shares redeemed                     108,799
  Shareholder communication                 42,642
  NYLIFE Distributors (See Note 3)           1,443
Accrued expenses                            61,908
                                     -------------
     Total liabilities                   1,410,814
                                     -------------
Net assets                           $ 180,093,950
                                     =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $      10,659
Additional paid-in capital             259,208,819
                                     -------------
                                       259,219,478
Accumulated net investment income          874,233
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (113,809,661)
Net unrealized appreciation on
  investments                           33,812,488
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies         (2,588)
                                     -------------
Net assets                           $ 180,093,950
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     167,818
                                     =============
Shares of beneficial interest
  outstanding                               10,200
                                     =============
Net asset value per share
  outstanding                        $       16.45
Maximum sales charge (5.50% of
  offering price)                             0.96
                                     -------------
Maximum offering price per share
  outstanding                        $       17.41
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $   3,952,112
                                     =============
Shares of beneficial interest
  outstanding                              240,346
                                     =============
Net asset value per share
  outstanding                        $       16.44
Maximum sales charge (5.50% of
  offering price)                             0.96
                                     -------------
Maximum offering price per share
  outstanding                        $       17.40
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $     931,630
                                     =============
Shares of beneficial interest
  outstanding                               56,813
                                     =============
Net asset value and offering price
  per share outstanding              $       16.40
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 175,042,390
                                     =============
Shares of beneficial interest
  outstanding                           10,351,730
                                     =============
Net asset value and offering price
  per share outstanding              $       16.91
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 1, 2010 (A) THROUGH APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (b)                       $  730,085
  Interest                                    79
                                      ----------
     Total income                        730,164
                                      ----------
EXPENSES:
  Manager (See Note 3)                   649,111
  Custodian                               53,329
  Transfer agent (See Note 3)             51,702
  Shareholder communication               37,086
  Registration                            34,430
  Professional fees                       30,392
  Distribution/Service--Investor
     Class (See Note 3)                       84
  Distribution/Service--Class A (See
     Note 3)                               2,920
  Distribution/Service--Class C (See
     Note 3)                                 893
  Trustees                                 2,749
  Miscellaneous                           11,808
                                      ----------
     Total expenses                      874,504
                                      ----------
Net investment loss                     (144,340)
                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                3,067,642
  Foreign currency transactions         (122,388)
                                      ----------
Net realized gain on investments and
  foreign currency transactions        2,945,254
                                      ----------
Net change in unrealized
  appreciation on:
  Investments                          4,316,685
  Translation of other assets and
     liabilities in foreign
     currencies                           (6,108)
                                      ----------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions        4,310,577
                                      ----------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         7,255,831
                                      ----------
Net increase in net assets resulting
  from operations                     $7,111,491
                                      ==========



(a) The Fund changed its fiscal year end from December 31 to October 31.

(b) Dividends recorded net of foreign withholding taxes in the amount of $72,761.



18    MainStay Epoch International Small Cap Fund     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 1, 2010 THROUGH APRIL 30, 2010 UNAUDITED, THE YEAR ENDED DECEMBER 31, 2009 (A) AND THE YEAR ENDED DECEMBER 31, 2008.


                               2010           2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income (loss)        $   (144,340) $   1,009,249  $     900,065
 Net realized gain
  (loss) on
  investments and
  foreign currency
  transactions            2,945,254    (57,165,310)   (60,451,165)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currency
  transactions            4,310,577    111,359,387   (123,467,983)
                       ------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations         7,111,491     55,203,326   (183,019,083)
                       ------------------------------------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income:
    Class I                      --             --       (514,082)
                       ------------------------------------------
                                 --             --       (514,082)
                       ------------------------------------------
 From net realized
  gain on
  investments:
    Class A                      --             --        (87,227)
    Class I                      --             --    (11,611,848)
                       ------------------------------------------
                                 --             --    (11,699,075)
                       ------------------------------------------
Total dividends and
 distributions to
 shareholders                    --             --    (12,213,157)
                       ------------------------------------------
Capital share
 transactions:
 Net proceeds from
  sale of shares         31,260,567     79,648,838    147,589,968
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  --             --     12,183,832
 Cost of shares
  redeemed (b)          (28,652,004)  (115,080,875)  (268,039,007)
                       ------------------------------------------
    Increase
     (decrease) in
     net assets
     derived from
     capital share
     transactions         2,608,563    (35,432,037)  (108,265,207)
                       ------------------------------------------
    Net increase
     (decrease) in
     net assets           9,720,054     19,771,289   (303,497,447)
NET ASSETS:
Beginning of period     170,373,896    150,602,607    454,100,054
                       ------------------------------------------
End of period          $180,093,950  $ 170,373,896  $ 150,602,607
                       ==========================================
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income
 at end of period      $    874,233  $   1,018,573  $    (371,161)
                       ==========================================




(a) The Fund changed its fiscal year end from December 31 to October 31.

(b) Cost of shares redeemed net of redemption fees of $78, $1 and $791 for the four-month period ended April 30, 2010, the year ended December 31, 2009 and the year ended December 31, 2008, respectively (See Note 2(J)).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                 INVESTOR CLASS                                   CLASS A
                           --------------------------    ---------------------------------------------------------
                           JANUARY 1,    NOVEMBER 16,    JANUARY 1,                                     AUGUST 2,
                             2010***        2009**         2010***                                       2006**
                             THROUGH        THROUGH        THROUGH              YEAR ENDED               THROUGH
                            APRIL 30,    DECEMBER 31,     APRIL 30,            DECEMBER 31,           DECEMBER 31,

                           ---------------------------------------------------------------------------------------
                              2010*          2009           2010*       2009       2008      2007         2006
Net asset value at
  beginning of period        $15.81         $16.11         $15.80      $10.98    $ 23.39    $23.49       $21.20
                             ------         ------         ------      ------    -------    ------       ------
Net investment income
  (loss)                      (0.00) ++(a)    0.00 ++(a)    (0.02)(a)    0.06(a)    0.03 (a) (0.04)       (0.02)
Net realized and
  unrealized gain
  (loss) on investments        0.65          (0.30)          0.67        4.76     (11.51)     3.39         3.63
Net realized and
  unrealized loss on
  foreign currency
  transactions                (0.01)            --          (0.01)         --         --        --           --
                             ------         ------         ------      ------    -------    ------       ------
Total from investment
  operations                   0.64          (0.30)          0.64        4.82     (11.48)     3.35         3.61
                             ------         ------         ------      ------    -------    ------       ------
Less dividends and
distributions:
  From net investment
     income                      --             --             --          --         --     (0.01)       (0.00)++
  From net realized
     gain on
     investments                 --             --             --          --      (0.94)    (3.48)       (1.32)
                             ------         ------         ------      ------    -------    ------       ------
Total dividends and
  distributions                  --             --             --          --      (0.94)    (3.49)       (1.32)
                             ------         ------         ------      ------    -------    ------       ------
Redemption fee (d)             0.00 ++          --           0.00 ++     0.00++     0.01      0.04           --
                             ------         ------         ------      ------    -------    ------       ------
Net asset value at end
  of period                  $16.45         $15.81         $16.44      $15.80    $ 10.98    $23.39       $23.49
                             ======         ======         ======      ======    =======    ======       ======
Total investment return
  (b)                          4.05% (c)     (1.86%)(c)      4.05% (c)  43.90%    (49.01%)   14.54%       17.10% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                   (0.09%)++       0.15% ++      (0.39%)++    0.42%      0.17%    (0.10%)      (0.41%)++
  Net expenses                 1.65% ++       1.59% ++       1.73% ++    1.83%      1.74%     1.70%        1.80% ++
Portfolio turnover rate          22%           105%            22%        105%       107%      140%          75%
Net assets at end of
  period (in 000's)          $  168         $   31         $3,952      $2,749    $ 1,098    $2,858       $  268




*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The redemption fee was discontinued, as of April 1, 2010.





20    MainStay Epoch International Small Cap Fund     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                   CLASS C                                                            CLASS I
      --------------------------------          ----------------------------------------------------------------------------------
      JANUARY 1,          NOVEMBER 16,          JANUARY 1,
        2010***              2009**               2010***
        THROUGH              THROUGH              THROUGH
       APRIL 30,          DECEMBER 31,           APRIL 30,                              YEAR ENDED DECEMBER 31,

      ----------------------------------------------------------------------------------------------------------------------------
         2010*                2009                 2010*              2009              2008              2007              2006
        $15.79               $16.11              $  16.24           $  11.16          $  23.77          $  23.91          $  18.26
        ------               ------              --------           --------          --------          --------          --------
         (0.01)(a)            (0.01)(a)             (0.01)(a)           0.09 (a)          0.06 (a)          0.04             (0.01)

          0.63                (0.31)                 0.69               4.99            (11.69)             3.31              7.00

         (0.01)                  --                 (0.01)                --                --                --                --
        ------               ------              --------           --------          --------          --------          --------
          0.61                (0.32)                 0.67               5.08            (11.63)             3.35              6.99
        ------               ------              --------           --------          --------          --------          --------

            --                   --                    --                 --             (0.04)            (0.01)            (0.02)
            --                   --                    --                 --             (0.94)            (3.48)            (1.32)
        ------               ------              --------           --------          --------          --------          --------
            --                   --                    --                 --             (0.98)            (3.49)            (1.34)
        ------               ------              --------           --------          --------          --------          --------
            --                 0.00                    --                 --              0.00 ++             --                --
        ------               ------              --------           --------          --------          --------          --------
        $16.40               $15.79              $  16.91           $  16.24          $  11.16          $  23.77          $  23.91
        ======               ======              ========           ========          ========          ========          ========
          3.86% (c)           (1.99%)(c)             4.13% (c)         45.52%           (48.89%)           14.12%            38.40%

         (0.16%)++            (0.65%)++             (0.24%)++           0.67%             0.30%             0.15%             0.11%
          2.40% ++             2.34% ++              1.48% ++           1.60%             1.49%             1.45%             1.55%
            22%                 105%                   22%               105%              107%              140%               75%
        $  932               $   25              $175,042           $167,568          $149,505          $451,242          $286,841
        CLASS C              CLASS I
      ----------          ------------
      JANUARY 1,           JANUARY 25,
        2010***              2005**
        THROUGH              THROUGH
       APRIL 30,          DECEMBER 31,

      --------------------------------
         2010*                2005

        $15.79              $  15.00
        ------              --------
         (0.01)(a)              0.02

          0.63                  3.24

         (0.01)                   --
        ------              --------
          0.61                  3.26
        ------              --------

            --                    --
            --                    --
        ------              --------
            --                    --
        ------              --------
            --                    --
        ------              --------
        $16.40              $  18.26
        ======              ========
          3.86% (c)            21.73%(c)

         (0.16%)++              0.13%++
          2.40% ++              1.73%++
            22%                   49%
        $  932              $115,681




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Epoch International Small Cap Fund (the "Fund"), a diversified fund. The Fund is the successor to the Epoch International Small Cap Fund (the "Predecessor Fund"), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment adviser.

The Fund currently offers 4 classes of shares. Investor Class and Class C shares were seeded as of the close of business on November 13, 2009 and were first offered and commenced operations on November 16, 2009. Class I shares and Class A shares commenced operations (under former designations) on January 25, 2005 and August 2, 2006, respectively. Effective, January 4, 2010, the Fund changed its fiscal year end and tax year end from December 31 to October 31. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek long-term capital appreciation.

The financial statements of the Fund reflect the historical results of the Institutional Class and P shares of the Predecessor Fund prior to its reorganization. (See Note 10.) Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares, respectively of the Predecessor Fund. All information regarding and references to periods prior to the commencement of operations of the Fund refer to the Predecessor Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund held a security with a value of $1,441, that was valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other

22    MainStay Epoch International Small Cap Fund
developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A),

conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the four-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the four-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined in Note 3(A) might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is

                                                   mainstayinvestments.com    23

"more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with


24    MainStay Epoch International Small Cap Fund
the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(J) REDEMPTION FEE. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(K) CONCENTRATION OF RISK The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of April 30, 2010:

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                     EQUITY
                                  CONTRACTS
                                       RISK   TOTAL
Rights (2)                           20,450  20,450
                                  =================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(N) LARGE TRANSACTION RISKS. From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund's performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Epoch

                                                   mainstayinvestments.com    25

Investment Partners, LLC ("Epoch" or "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund's average daily net assets.

Effective after the close of business on November 13, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to reimburse expenses Class A and Class I shares of the Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expense relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) for Class A and Class I shares do not exceed the following percentages of average daily net assets, Class A, 1.89% and Class I, 1.65%. These expense limitations were based on the total annual operating expenses of the Predecessor Fund (adjusted to reflect any applicable expense limitation agreement). New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This agreement will be in effect for a two-year period unless extended by New York Life Investments and approved by the Fund's Board in connection with its review of the Fund's Investment advisory agreement. Based on its review the Board may maintain, modify or terminate the agreement.

For the four-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $649,111.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. Effective after the close of business on November 13, 2009, the Trust, on behalf of the Fund, entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution and service plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the respective Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, each Fund pays the Distributor a monthly distribution fee, which is an expense of the Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the respective Fund's Class C shares, along with a shareholder service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $482 and $1,465, respectively, for the four-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the four-month period ended April 30, 2010, were as follows:

Investor Class                         $     2
----------------------------------------------
Class A                                  1,032
----------------------------------------------
Class C                                     11
----------------------------------------------
Class I                                 50,657
----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.


26    MainStay Epoch International Small Cap Fund

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $ 25,522    15.2%
-------------------------------------------------
Class C                            25,444     2.7
-------------------------------------------------
Class I                           209,038     0.1
-------------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the four-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $2,312.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2009, for federal income tax purposes, capital loss carryforwards of $114,066,578 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   CAPITAL LOSS         CAPITAL LOSS       CAPITAL LOSS
 AVAILABLE THROUGH    AMOUNTS (000'S)    DEFERRED (000'S)
        2016              $ 47,303              $--
        2017                66,764               39
---------------------------------------------------------
       Total              $114,067              $39
---------------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2010, the Fund held the following foreign currencies:

             CURRENCY                      COST        VALUE
Australian Dollar   AUD         18  USD      16  USD      17
Brazilian Real      BRL    233,533      132,539      134,350
Canadian Dollar     CAD     28,799       28,870       28,351
Danish Krone        DKK      5,305        1,068          949
Euro                EUR     83,454      110,965      111,115
Hong Kong Dollar    HKD  1,105,515      142,450      142,388
Japanese Yen        JPY    333,312        3,543        3,548
Norwegian Krone
  (a)               NOK    (42,774)      (7,158)      (7,251)
Pound Sterling      GBP     22,393       34,265       34,262
Swedish Krona       SEK         48            7            7
Swiss Franc         CHF     80,499       75,480       74,802
------------------------------------------------------------
Total                               USD 522,045  USD 522,538
------------------------------------------------------------



(a) Currency was overdrawn as of April 30, 2010.

NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the four-month period ended April 30, 2010.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the four-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $41,031 and $38,278, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES         AMOUNT
Four-month period ended
  April 30, 2010:
Shares sold                        7,301  $     118,135
Shares redeemed                     (210)        (3,274)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                       7,091        114,861
Shares converted into
  Investor Class (See Note
  1)                               1,117         18,192
                              -------------------------
Net increase                       8,208  $     133,053
                              =========================
Period ended December 31,
  2009: (a)
Shares sold                        2,315  $      36,932
Shares redeemed                     (323)        (5,029)
                              -------------------------
Net increase                       1,992  $      31,903
                              =========================




                                                   mainstayinvestments.com    27

 CLASS A                          SHARES         AMOUNT

Four-month period ended
  April 30, 2010:
Shares sold                       86,040  $   1,376,848
Shares redeemed                  (18,543)      (308,879)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      67,497      1,067,969
Shares converted from Class
  A (See Note 1)                  (1,117)       (18,192)
                              -------------------------
Net increase                      66,380  $   1,049,777
                              =========================

Year ended December 31,
  2009:
Shares sold                       96,215  $   1,346,882
Shares redeemed                  (22,168)      (300,828)
                              -------------------------
Net increase                      74,047  $   1,046,054
                              =========================



 CLASS C                          SHARES         AMOUNT

Four-month period ended
  April 30, 2010:
Shares sold                       55,260  $     899,278
                              -------------------------
Net increase                      55,260  $     899,278
                              =========================

Period ended December 31,
  2009: (a)
Shares sold                        1,553  $      25,019
                              -------------------------
Net increase                       1,553  $      25,019
                              =========================



 CLASS I                          SHARES         AMOUNT

Four-month period ended
  April 30, 2010:
Shares sold                    1,756,941  $  28,866,306
Shares redeemed               (1,723,580)   (28,339,851)
                              -------------------------
Net increase                      33,361  $     526,455
                              =========================
Year ended December 31,
  2009:
Shares sold                    6,676,243  $  78,240,005
Shares redeemed               (9,749,184)  (114,775,018)
                              -------------------------
Net decrease                  (3,072,941) $ (36,535,013)
                              =========================



(a) Investor Class shares and Class C shares were first offered on November 16, 2009.

NOTE 10--REORGANIZATION:

At a special meeting held on October 30, 2009, the shareholders of the Epoch International Small Cap Fund approved the reorganization of the Epoch International Small Cap Fund with and into MainStay Epoch International Small Cap Fund. Effective after the close of business on November 13, 2009, the Class P shares of Epoch International Small Cap Fund were redesignated as Class A shares of MainStay Epoch International Small Cap Fund. Effective after the close of business on November 13, 2009, the Institutional Class shares of Epoch International Small Cap Fund were redesignated as Class I shares of MainStay Epoch International Small Cap Fund. Investor Class and Class C shares were seeded as of the close of business on November 13, 2009 and were first offered and commenced operations on November 16, 2009.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 12--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal four-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

NOTE 13--DIVIDENDS:

On May 17, 2010, the Fund's management declared dividends and distributions in the amount of the Fund's remaining undistributed Investment Company Taxable Income and Net Capital Gain, if any, for the Fund's taxable year ended December 31, 2009, which is in accordance with the provisions of Section 855(a) of the Internal Revenue Code. The declaration date was May 17, 2010; it is expected that ex-dividend, reinvestment, and payable date, will be in December 2010.


28    MainStay Epoch International Small Cap Fund

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund's website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18313 MS121-10                                       MSEISC10-06/10
                                                                              F4

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EPOCH U.S. ALL CAP FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EPOCH U.S. ALL CAP FUND

        SEMIANNUAL REPORT


        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       14
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        27
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       27



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS     YEARS
--------------------------------------------------------------
With sales charges         10.50%    28.55%    2.28%    -4.12%
Excluding sales charges    16.93     36.04     3.44     -3.57




(With sales charges)


(LINE GRAPH)

              MAINSTAY EPOCH
                 U.S. ALL       RUSSELL 3000(R)    RUSSELL 3000(R)
                 CAP FUND         GROWTH INDEX          INDEX
              --------------    ---------------    ---------------
4/30/00           9450.00           10000.00           10000.00
                  7157.00            6825.00            8704.00
                  5755.00            5508.00            7770.00
                  4587.00            4682.00            6683.00
                  5459.00            5755.00            8362.00
                  5547.00            5773.00            8945.00
                  7189.00            6748.00           10562.00
                  7569.00            7527.00           12092.00
                  7564.00            7468.00           11468.00
                  4829.00            5118.00            7460.00
4/30/10           6569.00            7098.00           10512.00



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS     YEARS
--------------------------------------------------------------
With sales charges         10.75%    29.06%    2.44%    -4.04%
Excluding sales charges    17.19     36.57     3.60     -3.50




(With sales charges)


(LINE GRAPH)

                         MAINSTAY EPOCH
                            U.S. ALL       RUSSELL 3000(R)    RUSSELL 3000(R)
                            CAP FUND         GROWTH INDEX          INDEX
                         --------------    ---------------    ---------------
4/30/00                     23625.00           25000.00           25000.00
                            17892.00           17062.00           21761.00
                            14387.00           13771.00           19426.00
                            11467.00           11705.00           16708.00
                            13648.00           14389.00           20904.00
                            13867.00           14432.00           22362.00
                            17972.00           16871.00           26405.00
                            18924.00           18817.00           30229.00
                            18903.00           18669.00           28671.00
                            12120.00           12795.00           18651.00
4/30/10                     16552.00           17746.00           26279.00



CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS     YEARS
--------------------------------------------------------------
With sales charges         11.51%    29.94%    2.28%    -4.33%
Excluding sales charges    16.51     34.94     2.65     -4.33





(LINE GRAPH)

            MAINSTAY EPOCH
               U.S. ALL       RUSSELL 3000(R)    RUSSELL 3000(R)
               CAP FUND         GROWTH INDEX          INDEX
            --------------    ---------------    ---------------
4/30/00        10000.00           10000.00           10000.00
                7491.00            6825.00            8704.00
                5977.00            5508.00            7770.00
                4731.00            4682.00            6683.00
                5593.00            5755.00            8362.00
                5635.00            5773.00            8945.00
                7251.00            6748.00           10562.00
                7578.00            7527.00           12092.00
                7511.00            7468.00           11468.00
                4759.00            5118.00            7460.00
4/30/10         6421.00            7098.00           10512.00








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS     YEARS
--------------------------------------------------------------
With sales charges         15.49%    33.98%    2.67%    -4.32%
Excluding sales charges    16.49     34.98     2.67     -4.32




(With sales charges)


(LINE GRAPH)

              MAINSTAY EPOCH
                 U.S. ALL       RUSSELL 3000(R)    RUSSELL 3000(R)
                 CAP FUND         GROWTH INDEX          INDEX
              --------------    ---------------    ---------------
4/30/00          10000.00           10000.00           10000.00
                  7491.00            6825.00            8704.00
                  5977.00            5508.00            7770.00
                  4731.00            4682.00            6683.00
                  5596.00            5755.00            8362.00
                  5635.00            5773.00            8945.00
                  7257.00            6748.00           10562.00
                  7584.00            7527.00           12092.00
                  7517.00            7468.00           11468.00
                  4762.00            5118.00            7460.00
4/30/10           6427.00            7098.00           10512.00



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             SIX      ONE      FIVE     TEN
TOTAL RETURNS    MONTHS     YEAR    YEARS    YEARS
--------------------------------------------------
                  17.30%   36.88%    4.11%   -3.15%





(LINE GRAPH)

                               MAINSTAY EPOCH
                                  U.S. ALL       RUSSELL 3000(R)    RUSSELL 3000(R)
                                  CAP FUND         GROWTH INDEX          INDEX
                               --------------    ---------------    ---------------
4/30/00                           10000.00           10000.00           10000.00
                                   7569.00            6825.00            8704.00
                                   6101.00            5508.00            7770.00
                                   4876.00            4682.00            6683.00
                                   5819.00            5755.00            8362.00
                                   5940.00            5773.00            8945.00
                                   7745.00            6748.00           10562.00
                                   8208.00            7527.00           12092.00
                                   8250.00            7468.00           11468.00
                                   5307.00            5118.00            7460.00
4/30/10                            7264.00            7098.00           10512.00




BENCHMARK PERFORMANCE                      SIX       ONE      FIVE      TEN
                                         MONTHS     YEAR     YEARS     YEARS
Russell 3000(R) Index(4)                 17.64%    40.90%    3.28%     0.50%
Russell 3000(R) Growth Index(5)          16.50     38.69     4.22     -3.37
Average Lipper multi-cap core fund(6)    16.13     39.15     3.32      2.13





   certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been lower.
4. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 3000(R) Index is the Fund's broad-based securities market index for comparison purposes. Effective June 29, 2009, the Fund selected the Russell 3000(R) Index as its primary benchmark in replacement of the Russell 3000(R) Growth Index because it believes that this index is more reflective of the Fund's investment style. An investment cannot be made directly in an index.
5. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Epoch U.S. All Cap Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EPOCH U.S. ALL CAP FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,169.30        $ 9.14         $1,016.40         $ 8.50
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,171.90        $ 6.52         $1,018.80         $ 6.06
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,165.10        $13.15         $1,012.60         $12.23
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,164.90        $13.15         $1,012.60         $12.23
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,173.00        $ 5.12         $1,020.10         $ 4.76
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.70% for Investor Class, 1.21% for Class A, 2.45% for Class B and Class C and 0.95% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Software                                 9.2%
Capital Markets                          8.1
Oil, Gas & Consumable Fuels              7.5
Health Care Providers & Services         6.0
Chemicals                                5.9
Insurance                                4.8
Specialty Retail                         4.0
Aerospace & Defense                      3.9
Energy Equipment & Services              3.7
Pharmaceuticals                          3.7
Machinery                                3.5
IT Services                              3.4
Semiconductors & Semiconductor
  Equipment                              3.4
Household Durables                       2.6
Diversified Financial Services           2.4
Media                                    2.2
Life Sciences Tools & Services           2.1
Building Products                        2.0
Commercial Services & Supplies           2.0
Computers & Peripherals                  2.0
Electronic Equipment & Instruments       2.0
Gas Utilities                            2.0
Distributors                             1.9
Internet Software & Services             1.9
Hotels, Restaurants & Leisure            1.8
Textiles, Apparel & Luxury Goods         1.7
Multi-Utilities                          1.6
Food Products                            1.1
Real Estate Investment Trusts            1.0
Thrifts & Mortgage Finance               0.8
Diversified Consumer Services            0.7
Containers & Packaging                   0.6
Short-Term Investment                    1.0
Other Assets, Less Liabilities          -0.5
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investment beginning on page 11 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Microsoft Corp.
    2.  Visa, Inc. Class A
    3.  MetLife, Inc.
    4.  Praxair, Inc.
    5.  ExxonMobil Corp.
    6.  Franklin Resources, Inc.
    7.  Ameriprise Financial, Inc.
    8.  NYSE Euronext
    9.  GameStop Corp. Class A
   10.  Comcast Corp. Class A





8    MainStay Epoch U.S. All Cap Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID PEARL, WILLIAM PRIEST, CFA, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY EPOCH U.S. ALL CAP FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 16.93% for Investor Class shares, 17.19% for Class A shares, 16.51% for Class B shares and 16.49% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 17.30%. All share classes outperformed the 16.13% return of the average Lipper(1) multi-cap core fund for the same period. All share classes underperformed the 17.64% return of the Russell 3000(R) Index(2) for the six months ended April 30, 2010. Investor Class, Class A, Class B and Class I shares outperformed--and Class C shares underperformed--the 16.50% return of the Russell 3000(R) Growth Index(3) for the same period. The Russell 3000(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT MAJOR FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Throughout the reporting period, we stayed true to our philosophy and process. The Fund focused on quality companies that were producing free cash flow and were run by strong management teams who allocated that cash flow to increase shareholder returns. While the Fund generated robust absolute gains, conservative stock selection (or, in other words, not buying highly leveraged, highly cyclical or commodity-oriented companies) detracted from performance relative to the Russell 3000(R) Index. These effects were partially offset by effective sector allocation, which contributed positively to the Fund's relative results.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

Relative to the Russell 3000(R) Index, the strongest-contributing sectors to the Fund's performance were consumer staples, utilities and financials. Strong stock selection across all three sectors helped relative performance, as did the Fund's significant underweight position in consumer staples and modestly overweight position in financials. While an underweight position in utilities detracted somewhat from the Fund's returns, we shifted to a neutral weighting relative to the benchmark by the end of the reporting period.

During the reporting period, the sectors that detracted the most from the Fund's performance relative to the Russell 3000(R) Index were consumer discretionary and materials. While the Fund benefited from overweight positions in both sectors, the Fund's conservative stock selections detracted. The Fund's small cash position also detracted, since the Fund was not fully invested in equities during the significant market rally.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

On an absolute basis, insurance company MetLife, aerospace & defense company Boeing and electronic payments company Visa made the strongest contributions to the Fund's results. MetLife advanced as market forces boosted the company's variable annuity, 401(k) and asset management operations. Boeing benefited from prospects of a large replacement cycle in the commercial aerospace industry and positive reactions to the company's new aircraft. Visa produces an immense amount of free cash flow and has benefited from the continued move from cash to credit and debit cards. Visa has also seen its stock price rise with the economic rebound.

Global reinsurance company Everest Re Group, wire-transfer provider Western Union and oil, gas & consumable fuels company ExxonMobil were among the greatest detractors from the Fund's absolute performance. Everest Re suffered losses as a result of the earthquake in Chile. We exited the Fund's position in Western Union when the company failed to execute on the business plan the way we thought they should. ExxonMobil underperformed with the rest of the energy sector, but we maintained the Fund's position in the stock.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Among the stocks that the Fund purchased during the reporting period were semiconductor manufacturer Texas Instruments, brokerage services provider TD Ameritrade, Internet software & services company Yahoo! and pharmaceuticals company Abbott Laboratories.


1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 3000(R) Index.
3. See footnote on page 6 for more information on the Russell 3000(R) Growth Index.

                                                    mainstayinvestments.com    9

We believed that Texas Instruments would continue to grow market share in the analog market because of solid innovation and a scale advantage in sales productivity. The company had also been gaining in its share of distributors. We expected TD Ameritrade to benefit from increased activity in the capital markets and from increased savings rates by consumers, particularly if the company continued to gain market share from other discount brokers. We found the search-advertising partnership between Yahoo! and Microsoft appealing, and we felt that Yahoo! could benefit from a rebound in display advertising and from the movement toward online advertising. Abbott Laboratories had experienced strong revenue growth across its many business divisions, and we believe its management has a track record of being a good allocator of capital.

In addition to the sale of Western Union, we sold the Fund's positions in medical device maker Boston Scientific and weapon and space systems company Alliant Techsystems during the reporting period. Although Boston Scientific's acquisition of Guidant initially showed promise, the two stent makers took longer than anticipated to provide synergies. We exited the Fund's position in Boston Scientific to redeploy the assets in more promising opportunities, specifically Abbott Laboratories, which in addition to providing the Fund exposure to the stent business, provided a better product portfolio. Alliant Techsystems suffered when the U.S. administration took aim at a number of NASA's programs, leaving Alliant Techsystems' future somewhat uncertain. We sold the Fund's position in the stock.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund's weightings in the consumer discretionary and energy sectors modestly increased in absolute terms and relative to the Russell 3000(R) Index. In the consumer discretionary sector, we increased the Fund's position in GameStop, which we felt would benefit from the beginning stages of a new gaming cycle. We also added Tupperware Brands to the Fund. In energy, we added several new companies, with a focus on oil services. We modestly reduced the Fund's exposure to utilities, primarily through the sale of Indiana-based energy holding company Vectren.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2010?

As of April 30, 2010, the Fund's most substantially overweight sectors relative to the Russell 3000(R) Index were consumer discretionary, information technology and materials. As of the same date, the Fund's most substantially underweight sector relative to the Russell 3000(R) Index was consumer staples. The Fund had no direct exposure to the telecommunications services sector as of April 30, 2010.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch U.S. All Cap Fund

PORTFOLIO OF INVESTMENTS  APRIL 30, 2010 UNAUDITED



                                 SHARES         VALUE
COMMON STOCKS 99.5%+
-----------------------------------------------------

AEROSPACE & DEFENSE 3.9%
Boeing Co. (The)                136,000  $  9,850,480
Rockwell Collins, Inc.          120,750     7,848,750
                                         ------------
                                           17,699,230
                                         ------------

BUILDING PRODUCTS 2.0%
Masco Corp.                     558,100     9,057,963
                                         ------------


CAPITAL MARKETS 8.1%
V  Ameriprise Financial, Inc.   243,050    11,267,798
Bank of New York Mellon Corp.
  (The)                         296,300     9,223,819
V  Franklin Resources, Inc.      97,800    11,309,592
TD Ameritrade Holding
  Corp. (a)                     231,850     4,641,637
                                         ------------
                                           36,442,846
                                         ------------

CHEMICALS 5.9%
E.I. du Pont de Nemours & Co.   217,950     8,683,128
International Flavors &
  Fragrances, Inc.              113,800     5,700,242
V  Praxair, Inc.                141,600    11,861,832
                                         ------------
                                           26,245,202
                                         ------------

COMMERCIAL SERVICES & SUPPLIES 2.0%
Waste Management, Inc.          252,500     8,756,700
                                         ------------


COMPUTERS & PERIPHERALS 2.0%
Apple, Inc. (a)                  33,950     8,865,024
                                         ------------


CONTAINERS & PACKAGING 0.6%
Silgan Holdings, Inc.            43,200     2,606,256
                                         ------------


DISTRIBUTORS 1.9%
Genuine Parts Co.               196,550     8,412,340
                                         ------------


DIVERSIFIED CONSUMER SERVICES 0.7%
Service Corp. International     340,850     3,060,833
                                         ------------


DIVERSIFIED FINANCIAL SERVICES 2.4%
V  NYSE Euronext                324,450    10,586,804
                                         ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 2.0%
Corning, Inc.                   459,860     8,852,305
                                         ------------


ENERGY EQUIPMENT & SERVICES 3.7%
Cameron International
  Corp. (a)                      90,933     3,588,216
Dresser-Rand Group, Inc. (a)     72,347     2,552,402
National-Oilwell Varco, Inc.    132,900     5,851,587
Weatherford International,
  Ltd. (a)                      242,250     4,387,148
                                         ------------
                                           16,379,353
                                         ------------

FOOD PRODUCTS 1.1%
Corn Products International,
  Inc.                          142,750     5,139,000
                                         ------------


GAS UTILITIES 2.0%
ONEOK, Inc.                     182,850     8,985,249
                                         ------------


HEALTH CARE PROVIDERS & SERVICES 6.0%
Aetna, Inc.                     228,200     6,743,310
DaVita, Inc. (a)                125,341     7,825,039
Laboratory Corp. of America
  Holdings (a)                  113,250     8,898,052
UnitedHealth Group, Inc.        117,300     3,555,363
                                         ------------
                                           27,021,764
                                         ------------

HOTELS, RESTAURANTS & LEISURE 1.8%
International Game Technology   379,200     7,993,536
                                         ------------


HOUSEHOLD DURABLES 2.6%
KB Home                         444,200     8,231,026
Tupperware Brands Corp.          63,450     3,240,391
                                         ------------
                                           11,471,417
                                         ------------

INSURANCE 4.8%
Everest Re Group, Ltd.           94,900     7,274,085
V  MetLife, Inc.                310,366    14,146,482
                                         ------------
                                           21,420,567
                                         ------------

INTERNET SOFTWARE & SERVICES 1.9%
eBay, Inc. (a)                  173,000     4,119,130
Yahoo!, Inc. (a)                267,150     4,415,990
                                         ------------
                                            8,535,120
                                         ------------

IT SERVICES 3.4%
V  Visa, Inc. Class A           169,050    15,253,381
                                         ------------


LIFE SCIENCES TOOLS & SERVICES 2.1%
Thermo Fisher Scientific,
  Inc. (a)                      169,350     9,361,668
                                         ------------


MACHINERY 3.5%
AGCO Corp. (a)                   84,100     2,945,182
Deere & Co.                      95,300     5,700,846
Wabtec Corp.                    148,900     7,084,662
                                         ------------
                                           15,730,690
                                         ------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                 SHARES         VALUE
COMMON STOCKS (CONTINUED)

MEDIA 2.2%
V  Comcast Corp. Class A        532,100  $ 10,030,085
                                         ------------


MULTI-UTILITIES 1.6%
Wisconsin Energy Corp.          133,700     7,020,587
                                         ------------


OIL, GAS & CONSUMABLE FUELS 7.5%
Anadarko Petroleum Corp.        128,650     7,996,884
ConocoPhillips                   76,400     4,522,116
V  ExxonMobil Corp.             171,650    11,646,452
Occidental Petroleum Corp.      106,557     9,447,344
                                         ------------
                                           33,612,796
                                         ------------

PHARMACEUTICALS 3.7%
Abbott Laboratories             158,700     8,119,092
Endo Pharmaceuticals Holdings,
  Inc. (a)                      381,350     8,351,565
                                         ------------
                                           16,470,657
                                         ------------

REAL ESTATE INVESTMENT TRUSTS 1.0%
Ventas, Inc.                     91,250     4,309,738
                                         ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.4%
MEMC Electronic Materials,
  Inc. (a)                      504,000     6,536,880
Texas Instruments, Inc.         341,798     8,890,166
                                         ------------
                                           15,427,046
                                         ------------

SOFTWARE 9.2%
Electronic Arts, Inc. (a)       224,500     4,348,565
V  Microsoft Corp.              630,350    19,250,889
Oracle Corp.                    333,700     8,622,808
Sybase, Inc. (a)                209,300     9,079,434
                                         ------------
                                           41,301,696
                                         ------------

SPECIALTY RETAIL 4.0%
V  GameStop Corp. Class A (a)   419,930    10,208,498
TJX Cos., Inc.                  163,550     7,578,907
                                         ------------
                                           17,787,405
                                         ------------

TEXTILES, APPAREL & LUXURY GOODS 1.7%
Warnaco Group, Inc. (The) (a)   157,600     7,539,584
                                         ------------

THRIFTS & MORTGAGE FINANCE 0.8%
Hudson City Bancorp, Inc.       259,450     3,450,685
                                         ------------
Total Common Stocks
  (Cost $383,283,559)                     444,827,527
                                         ------------





                                PRINCIPAL
                                   AMOUNT         VALUE
SHORT-TERM INVESTMENT 1.0%
-------------------------------------------------------


REPURCHASE AGREEMENT 1.0%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $4,638,173
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.144%
  and a maturity date of
  7/15/10
  with a Principal Amount of
  $4,735,000 and a Market
  Value of $4,733,580)         $4,638,170  $  4,638,170
                                           ------------
Total Short-Term Investment
  (Cost $4,638,170)                           4,638,170
                                           ------------
Total Investments
  (Cost $387,921,729) (b)           100.5%  449,465,697
Other Assets, Less
  Liabilities                        (0.5)   (2,111,386)
                               ----------  ------------


Net Assets                          100.0% $447,354,311
                               ==========  ============





(a)   Non-income producing security.
(b)   At April 30, 2010, cost is $387,922,063
      for federal income tax purposes and net
      unrealized appreciation is as follows:



Gross unrealized appreciation      $64,072,704
Gross unrealized depreciation       (2,529,070)
                                   -----------
Net unrealized appreciation        $61,543,634
                                   ===========





12    MainStay Epoch U.S. All Cap Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                $444,827,527   $       --      $     --  $444,827,527
  Short-Term Investment
     Repurchase Agreement                                --    4,638,170            --     4,638,170
                                               ------------   ----------      --------  ------------
Total Investments in Securities                $444,827,527   $4,638,170           $--  $449,465,697
                                               ============   ==========      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $387,921,729)     $449,465,697
Receivables:
  Investment securities sold            7,279,224
  Dividends and interest                  253,348
  Fund shares sold                         83,969
Other assets                               55,994
                                     ------------
     Total assets                     457,138,232
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased       9,045,899
  Manager (See Note 3)                    316,050
  Fund shares redeemed                    264,630
  Shareholder communication                74,214
  Transfer agent (See Note 3)              32,890
  Professional fees                        30,913
  NYLIFE Distributors (See Note 3)         14,024
  Custodian                                   775
Accrued expenses                            4,526
                                     ------------
     Total liabilities                  9,783,921
                                     ------------
Net assets                           $447,354,311
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     20,439
Additional paid-in capital            399,910,986
                                     ------------
                                      399,931,425
Accumulated undistributed net
  investment income                       442,783
Accumulated net realized loss on
  investments                         (14,563,865)
Net unrealized appreciation on
  investments                          61,543,968
                                     ------------
Net assets                           $447,354,311
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  7,398,022
                                     ============
Shares of beneficial interest
  outstanding                             358,766
                                     ============
Net asset value per share
  outstanding                        $      20.62
Maximum sales charge (5.50% of
  offering price)                            1.20
                                     ------------
Maximum offering price per share
  outstanding                        $      21.82
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 16,456,525
                                     ============
Shares of beneficial interest
  outstanding                             792,881
                                     ============
Net asset value per share
  outstanding                        $      20.76
Maximum sales charge (5.50% of
  offering price)                            1.21
                                     ------------
Maximum offering price per share
  outstanding                        $      21.97
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $  6,955,054
                                     ============
Shares of beneficial interest
  outstanding                             354,921
                                     ============
Net asset value and offering price
  per share outstanding              $      19.60
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  4,055,829
                                     ============
Shares of beneficial interest
  outstanding                             206,793
                                     ============
Net asset value and offering price
  per share outstanding              $      19.61
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $412,488,881
                                     ============
Shares of beneficial interest
  outstanding                          18,725,563
                                     ============
Net asset value and offering price
  per share outstanding              $      22.03
                                     ============





14    MainStay Epoch U.S. All Cap Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $ 2,897,513
  Interest                                    594
                                      -----------
     Total income                       2,898,107
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,449,849
  Transfer agent (See Note 3)              92,610
  Distribution/Service--Investor
     Class (See Note 3)                     8,537
  Distribution/Service--Class A (See
     Note 3)                               19,139
  Distribution/Service--Class B (See
     Note 3)                               33,389
  Distribution/Service--Class C (See
     Note 3)                               18,753
  Shareholder communication                37,870
  Registration                             35,367
  Professional fees                        34,912
  Custodian                                 6,687
  Trustees                                  4,728
  Miscellaneous                             9,046
                                      -----------
     Total expenses                     1,750,887
                                      -----------
Net investment income                   1,147,220
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        9,080,200
Net change in unrealized
  appreciation on investments          43,548,018
                                      -----------
Net realized and unrealized gain on
  investments                          52,628,218
                                      -----------
Net increase in net assets resulting
  from operations                     $53,775,438
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  1,147,220  $    578,010
 Net realized gain (loss)
  on investments                 9,080,200   (18,006,679)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   43,548,018    45,128,203
                              --------------------------
 Net increase in net assets
  resulting from operations     53,775,438    27,699,534
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                  (6,765)           --
    Class A                        (39,351)           --
    Class B                         (7,024)           --
    Class C                         (3,879)           --
    Class I                     (1,225,428)           --
                              --------------------------
 Total dividends to
  shareholders                  (1,282,447)           --
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       199,599,141    47,937,660
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      1,247,383            --
 Cost of shares redeemed       (31,576,104)  (35,694,263)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions        169,270,420    12,243,397
                              --------------------------
    Net increase in net
     assets                    221,763,411    39,942,931
NET ASSETS:
Beginning of period            225,590,900   185,647,969
                              --------------------------
End of period                 $447,354,311  $225,590,900
                              ==========================
Accumulated undistributed
 net investment income at
 end of period                $    442,783  $    578,010
                              ==========================





16    MainStay Epoch U.S. All Cap Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                        INVESTOR CLASS
                                --------------------------------------------------------------
                                                                                  FEBRUARY 28,
                                SIX MONTHS                                           2008**
                                   ENDED                 YEAR ENDED                  THROUGH
                                 APRIL 30,               OCTOBER 31                OCTOBER 31,
                                   2010*                    2009                      2008
Net asset value at
  beginning of period             $17.66                   $15.40                    $ 23.34
                                  ------                   ------                    -------
Net investment income
  (loss) (a)                        0.01                    (0.05)                     (0.13)
Net realized and
  unrealized gain (loss)
  on investments                    2.97                     2.31                      (7.81)
                                  ------                   ------                    -------
Total from investment
  operations                        2.98                     2.26                      (7.94)
                                  ------                   ------                    -------
Less dividends and
  distributions:
  From net investment
     income                        (0.02)                      --                         --
  From net realized gain
     on investments                   --                       --                         --
                                  ------                   ------                    -------
Total dividends and
  distributions                    (0.02)                      --                         --
                                  ------                   ------                    -------
Net asset value at end of
  period                          $20.62                   $17.66                    $ 15.40
                                  ======                   ======                    =======
Total investment return
  (c)                              16.93%(d)                14.68%(f)                 (34.02%)(d)
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment income
     (loss)                         0.11%++                 (0.29%)                    (0.88%)++
  Net expenses                      1.70%++                  1.67%                      1.64%++
  Expenses (before
     waiver/recoupment)             1.70%++                  1.96%                      1.66%++
Portfolio turnover rate               23%                     135%                        56%
Net assets at end of
  period (in 000's)               $7,398                   $6,384                    $ 5,460




                                                                           CLASS B
                                     -----------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                              YEAR ENDED OCTOBER 31,
                                        2010*           2009           2008           2007           2006          2005
Net asset value at beginning of
  period                               $16.84          $14.80        $ 28.03        $ 23.36        $ 21.54        $18.21
                                       ------          ------        -------        -------        -------        ------
Net investment loss (a)                 (0.06)          (0.15)         (0.34)         (0.39)         (0.37)        (0.36)(b)
Net realized and unrealized gain
  (loss) on investments                  2.84            2.19         (10.65)          5.06           2.19          3.69
                                       ------          ------        -------        -------        -------        ------
Total from investment operations         2.78            2.04         (10.99)          4.67           1.82          3.33
                                       ------          ------        -------        -------        -------        ------
Less dividends and distributions:
  From net investment income            (0.02)             --             --             --             --            --
  From net realized gain on
     investments                           --              --          (2.24)            --             --            --
                                       ------          ------        -------        -------        -------        ------
Total dividends and distributions       (0.02)             --          (2.24)            --             --            --
                                       ------          ------        -------        -------        -------        ------
Net asset value at end of period       $19.60          $16.84        $ 14.80        $ 28.03        $ 23.36        $21.54
                                       ======          ======        =======        =======        =======        ======
Total investment return (c)             16.51%(d)       13.78%(f)     (42.43%)        19.99%          8.45%        18.29%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment loss                   (0.63%)++       (1.04%)        (1.55%)        (1.54%)        (1.63%)       (1.70%)(b)
  Net expenses                           2.45%++         2.42%          2.34%          2.30%          2.25%         2.30%
  Expenses (before
     waiver/recoupment)                  2.45%++         2.71%          2.35%          2.28%(e)       2.29%         2.34%
Portfolio turnover rate                    23%            135%            56%            37%            46%           31%
Net assets at end of period (in
  000's)                               $6,955          $6,383        $ 6,191        $11,925        $10,770        $9,499



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




18    MainStay Epoch U.S. All Cap Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  CLASS A
---------------------------------------------------------------------------

SIX MONTHS
   ENDED
 APRIL 30,                           YEAR ENDED OCTOBER 31,
   2010*              2009        2008        2007        2006        2005
   $ 17.76          $ 15.42     $ 28.85     $ 23.86     $ 21.84     $ 18.32
   -------          -------     -------     -------     -------     -------
      0.06             0.02       (0.14)      (0.21)      (0.21)      (0.19) (b)
      2.99             2.32      (11.05)       5.20        2.23        3.71
   -------          -------     -------     -------     -------     -------
      3.05             2.34      (11.19)       4.99        2.02        3.52
   -------          -------     -------     -------     -------     -------

     (0.05)              --          --          --          --          --
        --               --       (2.24)         --          --          --
   -------          -------     -------     -------     -------     -------
     (0.05)              --       (2.24)         --          --          --
   -------          -------     -------     -------     -------     -------
   $ 20.76          $ 17.76     $ 15.42     $ 28.85     $ 23.86     $ 21.84
   =======          =======     =======     =======     =======     =======
     17.19%(d)        15.18%(f)  (41.88%)     20.91%       9.25%      19.21%

      0.61%++          0.13%      (0.59%)     (0.79%)     (0.89%)     (0.95%)(b)
      1.21%++          1.26%       1.39%       1.55%       1.50%       1.55%
      1.21%++          1.34%       1.40%       1.53%(e)    1.54%       1.59%
        23%             135%         56%         37%         46%         31%
   $16,457          $14,006     $12,771     $32,894     $28,170     $14,333



                                CLASS C
-----------------------------------------------------------------------
SIX MONTHS
   ENDED
 APRIL 30,                         YEAR ENDED OCTOBER 31,
   2010*             2009        2008       2007       2006       2005
   $16.86           $14.82     $ 28.06     $23.38     $21.56     $18.22
   ------           ------     -------     ------     ------     ------
    (0.06)           (0.15)      (0.34)     (0.39)     (0.37)     (0.36) (b)
     2.83             2.19      (10.66)      5.07       2.19       3.70
   ------           ------     -------     ------     ------     ------
     2.77             2.04      (11.00)      4.68       1.82       3.34
   ------           ------     -------     ------     ------     ------

    (0.02)              --          --         --         --         --
       --               --       (2.24)        --         --         --
   ------           ------     -------     ------     ------     ------
    (0.02)              --       (2.24)        --         --         --
   ------           ------     -------     ------     ------     ------
   $19.61           $16.86     $ 14.82     $28.06     $23.38     $21.56
   ======           ======     =======     ======     ======     ======
    16.49%(d)        13.77%(f)  (42.42%)    20.02%      8.44%     18.33%

    (0.64%)++        (1.03%)     (1.55%)    (1.55%)    (1.64%)    (1.70%)(b)
     2.45%++          2.42%       2.34%      2.30%      2.25%      2.30%
     2.45%++          2.71%       2.35%      2.28%(e)   2.29%      2.34%
       23%             135%         56%        37%        46%        31%
   $4,056           $3,514     $ 4,004     $7,396     $4,820     $2,292




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                          CLASS I
                                     --------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                           YEAR ENDED OCTOBER 31,
                                        2010*          2009          2008          2007          2006          2005
Net asset value at beginning of
  period                              $  18.87       $  16.33      $  30.28      $  24.90      $  22.66      $  18.90
                                      --------       --------      --------      --------      --------      --------
Net investment income (loss) (a)          0.08           0.07         (0.03)        (0.05)        (0.08)        (0.07) (b)
Net realized and unrealized gain
  (loss) on investments                   3.18           2.47        (11.68)         5.43          2.32          3.83
                                      --------       --------      --------      --------      --------      --------
Total from investment operations          3.26           2.54        (11.71)         5.38          2.24          3.76
                                      --------       --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income             (0.10)            --            --            --            --            --
  From net realized gain on
     investments                            --             --         (2.24)           --            --            --
                                      --------       --------      --------      --------      --------      --------
Total dividends and distributions        (0.10)            --         (2.24)           --            --            --
                                      --------       --------      --------      --------      --------      --------
Net asset value at end of period      $  22.03       $  18.87      $  16.33      $  30.28      $  24.90      $  22.66
                                      ========       ========      ========      ========      ========      ========
Total investment return (c)              17.30%(d)      15.55%(f)    (41.60%)       21.61%         9.89%        19.89%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss)            0.73%++        0.42%        (0.14%)       (0.18%)       (0.31%)       (0.33%)(b)
  Net expenses                            0.95%++        0.95%         0.93%         0.93%         0.93%         0.93%
  Expenses (before
     waiver/recoupment)                   0.95%++        1.09%         0.97%         0.95%         0.97%         0.97%
Portfolio turnover rate                     23%           135%           56%           37%           46%           31%
Net assets at end of period (in
  000's)                              $412,489       $195,303      $157,222      $297,744      $263,102      $289,058




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




20    MainStay Epoch U.S. All Cap Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Epoch U.S. All Cap Fund (the "Fund"), a diversified fund. The Fund is the successor of the MainStay Epoch U.S. All Cap Fund, a series of Eclipse Funds Inc. (the "Predecessor Fund"). The reorganization of the Predecessor Fund with and into the Fund, which was not subject to shareholder approval under applicable law, occurred on February 26, 2010. All information regarding and references to periods prior to the commencement of operations of the Fund relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares, Class B shares and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek long-term capital appreciation.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the

                                                   mainstayinvestments.com    21
risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES.   The Fund's policy is to comply with the requirements
of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.


22    MainStay Epoch U.S. All Cap Fund

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Epoch Investment Partners, Inc. (the "Subadvisor"), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.85% on assets up to $500 million, 0.825% on assets from $500 million to $1 billion and 0.80% on assets in excess of $1 billion. The effective management fee rate was 0.85% for the six-month period ended April 30, 2010.

Effective February 26, 2010, New York Life Investments has entered into a written expense limitation agreement, under which it agreed to waive a portion of the management fee or reimburse expenses of the appropriate class of the Fund to the extent necessary to ensure that the total ordinary

                                                   mainstayinvestments.com    23
operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; Class C, 2.60% and Class I, 1.00%. This expense limitation agreement expires February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the period August 1, 2009 to February 25, 2010, New York Life Investments had agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class did not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; Class C, 2.60% and Class I, 1.00%.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $1,449,849.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,888 and $1,497, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $7,264 and $13, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $18,022
----------------------------------------------
Class A                                  2,293
----------------------------------------------
Class B                                 17,637
----------------------------------------------
Class C                                  9,893
----------------------------------------------
Class I                                 44,765
----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $      1,191   0.0%++
---------------------------------------------------
Class B                                 1,126   0.0++
---------------------------------------------------
Class C                                 1,127   0.0++
---------------------------------------------------
Class I                           147,111,680  35.7
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-

24    MainStay Epoch U.S. All Cap Fund
month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $7,070.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $23,643,731 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
              2016           $ 3,732
              2017            19,912
---------------------------------- -----
             Total           $23,644
---------------------------------- -----



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $195,820 and $76,530, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                       32,413  $    640,059
Shares issued to
  shareholders in
  reinvestment of dividends          351         6,740
Shares redeemed                  (26,829)     (515,888)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                       5,935       130,911
Shares converted into
  Investor Class
  (See Note 1)                     5,156        98,814
Shares converted from
  Investor Class
  (See Note 1)                   (13,851)     (271,765)
                              ------------------------
Net decrease                      (2,760) $    (42,040)
                              ========================
Year ended October 31, 2009:
Shares sold                       54,690  $    825,493
Shares redeemed                  (73,321)   (1,091,582)
                              ------------------------
Net decrease in shares
  outstanding before
  conversion                     (18,631)     (266,089)
Shares converted into
  Investor Class
  (See Note 1)                    39,675       564,385
Shares converted from
  Investor Class
  (See Note 1)                   (14,148)     (230,821)
                              ------------------------
Net increase                       6,896  $     67,475
                              ========================


 CLASS A                          SHARES        AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       82,782  $  1,642,079

Shares issued to
  shareholders in
  reinvestment of dividends        1,939        37,075

Shares redeemed                  (97,969)   (1,946,414)
                              ------------------------


Net decrease in shares
  outstanding before
  conversion                     (13,248)     (267,260)

Shares converted into
  Class A (See Note 1)            21,852       428,268

Shares converted from
  Class A (a)                     (4,282)      (81,534)
                              ------------------------


Net increase                       4,322  $     79,474
                              ========================


Year ended October 31, 2009:

Shares sold                      194,342  $  3,010,083

Shares redeemed                 (226,670)   (3,377,893)
                              ------------------------


Net decrease in shares
  outstanding before
  conversion                     (32,328)     (367,810)

Shares converted into
  Class A (See Note 1)            19,260       314,200

Shares converted from
  Class A (See Note 1)           (26,535)     (376,642)
                              ------------------------


Net decrease                     (39,603) $   (430,252)
                              ========================




                                                   mainstayinvestments.com    25

 CLASS B                          SHARES        AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       22,462  $    421,055

Shares issued to
  shareholders in
  reinvestment of dividends          369         6,742

Shares redeemed                  (32,933)     (608,418)
                              ------------------------


Net decrease in shares
  outstanding before
  conversion                     (10,102)     (180,621)

Shares converted from
  Class B (See Note 1)           (13,949)     (255,317)
                              ------------------------


Net decrease                     (24,051) $   (435,938)
                              ========================


Year ended October 31, 2009:

Shares sold                       71,726  $  1,050,330

Shares redeemed                  (92,098)   (1,301,825)
                              ------------------------


Net decrease in shares
  outstanding before
  conversion                     (20,372)     (251,495)

Shares converted from
  Class B (See Note 1)           (19,089)     (271,122)
                              ------------------------


Net decrease                     (39,461) $   (522,617)
                              ========================



 CLASS C                          SHARES        AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                        9,928  $    185,541

Shares issued to
  shareholders in
  reinvestment of dividends          189         3,463

Shares redeemed                  (11,726)     (213,743)
                              ------------------------


Net decrease                      (1,609) $    (24,739)
                              ========================


Year ended October 31, 2009:

Shares sold                       24,106  $    344,509

Shares redeemed                  (85,967)   (1,184,927)
                              ------------------------


Net decrease                     (61,861) $   (840,418)
                              ========================



 CLASS I                          SHARES        AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    9,673,395  $196,710,407

Shares issued to
  shareholders in
  reinvestment of dividends       59,023     1,193,363

Shares redeemed               (1,361,750)  (28,291,641)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                   8,370,668   169,612,129

Shares converted into
  Class I (a)                      4,038        81,534
                              ------------------------


Net increase                   8,374,706  $169,693,663
                              ========================


Year ended October 31, 2009:

Shares sold                    2,426,594  $ 42,707,245

Shares redeemed               (1,702,538)  (28,738,036)
                              ------------------------


Net increase                     724,056  $ 13,969,209
                              ========================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

    - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

    - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


26    MainStay Epoch U.S. All Cap Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund's website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18311 MS121-10                                       MSEUAC10-06/10
                                                                              A1

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EPOCH U.S. EQUITY FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during this period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six months ended April 30, 2010, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the six-month period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


During the period covered by this report, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the period covered by this report. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President



                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY EPOCH U.S. EQUITY FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       13
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              17
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        23
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       23



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL              FOUR       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (12/3/08)
--------------------------------------------------------
With sales charges          0.69%    26.50%      25.63%
Excluding sales charges     6.55     33.86       30.79




(With sales charges)


(PERFORMANCE GRAPH)

              MAINSTAY EPOCH
                U.S. EQUITY     RUSSELL 1000(R)    RUSSELL 3000(R)
                   FUND              INDEX              INDEX
              --------------    ---------------    ---------------
12/03/08          9450.00           10000.00           10000.00
                 10295.00           10319.00           10357.00
04/30/10         13781.00           14468.00           14594.00



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL              FOUR       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR      (2/3/09)
--------------------------------------------------------
With sales charges          0.62%    26.39%      26.97%
Excluding sales charges     6.47     33.74       32.91




(With sales charges)


(PERFORMANCE GRAPH)

                         MAINSTAY EPOCH
                           U.S. EQUITY     RUSSELL 1000(R)    RUSSELL 3000(R)
                              FUND              INDEX              INDEX
                         --------------    ---------------    ---------------
2/3/09                      23625.00           25000.00           25000.00
                            25125.00           26843.00           26903.00
04/30/10                    33603.00           37638.00           37907.00



CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL              FOUR       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (12/3/08)
--------------------------------------------------------
With sales charges          5.24%    31.95%      29.91%
Excluding sales charges     6.24     32.95       29.91




(With sales charges)


(PERFORMANCE GRAPH)

                    MAINSTAY EPOCH
                      U.S. EQUITY     RUSSELL 1000(R)    RUSSELL 3000(R)
                         FUND              INDEX              INDEX
                    --------------    ---------------    ---------------
12/03/08               10000.00           10000.00           10000.00
                       10864.00           10319.00           10357.00
04/30/10               14445.00           14468.00           14594.00







1. Performance tables and graphs do not reflect the deduction of the taxes that a shareholder would pay on distribution or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge and are subject to a contingent deferred sales charge ("CDSC") of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. The Fund is the successor to the Epoch U.S. Large Cap Equity Fund. Effective January 4, 2010 the Fund changed its fiscal year end from December 31 to October 31.
2. Performance figures for Investor Class and Class C shares, first offered November 16, 2009, include the historical performance of Class I shares through November 13, 2009 adjusted for differences in certain contractual expenses and fees.
3. Performance figures for Class I shares and Class A shares reflect the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch U.S. Large

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL              FOUR       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (12/3/08)
--------------------------------------------------------
                            6.54%    34.19%      31.14%





(PERFORMANCE GRAPH)

              MAINSTAY EPOCH
                U.S. EQUITY     RUSSELL 1000(R)    RUSSELL 3000(R)
                   FUND              INDEX              INDEX
              --------------    ---------------    ---------------
12/03/08         10000.00           10000.00           10000.00
                 10909.00           10319.00           10357.00
04/30/10         14638.00           14468.00           14594.00




BENCHMARK PERFORMANCE                     FOUR       ONE       SINCE
                                         MONTHS     YEAR     INCEPTION
----------------------------------------------------------------------
Russell 1000(R) Index(4)                  7.65%    40.21%      30.06%
Russell 3000(R) Index(5)                  8.23     40.90       30.86
Average Lipper large-cap core fund(6)     6.18     36.84       30.82





   Cap Equity Fund (which was subject to a different fee structure.)
4. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Fund has selected the Russell 1000(R) Index as its broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Epoch U.S. Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EPOCH U.S. EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                   11/1/09(3)        4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES(2)       $1,000.00       $1,093.30        $5.88          $1,017.40         $5.66
--------------------------------------------------------------------------------------------------------
CLASS A SHARES                 $1,000.00       $1,154.10        $7.16          $1,018.10         $6.71
--------------------------------------------------------------------------------------------------------
CLASS C SHARES(2)              $1,000.00       $1,089.00        $9.47          $1,013.90         $9.13
--------------------------------------------------------------------------------------------------------
CLASS I SHARES                 $1,000.00       $1,155.30        $5.82          $1,019.40         $5.46
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.22% for Investor Class, 1.34% for Class A, 1.97% for Class C and 1.09% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Class A and Class I (to reflect the one-half year period) and 168 days for Investor Class and Class C (to reflect the since-inception period). The table above represents actual expenses incurred during the one-half year period.

2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2010. Had these shares been offered for the full six-month period ended April 30, 2010, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.11 for Investor Class and $9.84 for Class C and the ending account value would have been $1,018.70 for Investor Class and $1,015.00 for Class C.

3. Investor Class and Class C shares began investment operations on November 16, 2009.



                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Capital Markets                        10.5%
Oil, Gas & Consumable Fuels            10.0
Software                                9.9
Insurance                               8.9
Health Care Providers & Services        8.4
IT Services                             7.8
Aerospace & Defense                     6.5
Chemicals                               5.4
Machinery                               5.0
Computers & Peripherals                 4.2
Energy Equipment & Services             3.9
Multi-Utilities                         3.9
Semiconductors & Semiconductor
  Equipment                             3.4
Life Sciences Tools & Services          3.2
Commercial Services & Supplies          2.8
Media                                   2.8
Real Estate Investment Trusts           2.7
Specialty Retail                        2.7
Electronic Equipment & Instruments      2.5
Diversified Financial Services          2.4
Internet Software & Services            2.2
Pharmaceuticals                         2.2
Hotels, Restaurants & Leisure           2.1
Household Products                      1.5
Distributors                            1.3
Diversified Telecommunication
  Services                              1.1
Electric Utilities                      1.1
Thrifts & Mortgage Finance              0.5
Short-Term Investment                   1.5
Other Assets, Less Liabilities        -20.4
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Microsoft Corp.
    2.  Visa, Inc. Class A
    3.  ExxonMobil Corp.
    4.  Boeing Co. (The)
    5.  Franklin Resources, Inc.

    6.  Oracle Corp.
    7.  Praxair, Inc.
    8.  Thermo Fisher Scientific, Inc.
    9.  Ameriprise Financial, Inc.
   10.  Prudential Financial, Inc.





8    MainStay Epoch U.S. Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS(1)

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID PEARL, WILLIAM PRIEST, CFA, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY EPOCH U.S. EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE FOUR MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Epoch U.S. Equity Fund returned 6.55% for Investor Class shares, 6.47% for Class A shares and 6.24% for Class C shares for the four months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 6.54%. All share classes outperformed the 6.18% return of the average Lipper(2) large-cap core fund. All share classes underperformed the 7.65% return of the Russell 1000(R) Index(3) and the 8.23% return of the Russell 3000(R) Index(4) for the same period. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT MAJOR FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Throughout the reporting period, we stayed true to our philosophy and process. The Fund focused on quality companies that produced free cash flow and that were run by strong management teams who allocated that cash flow to increase shareholder returns. While the Fund generated absolute gains, its conservative stock selection detracted from performance relative to the Russell 1000(R) Index in a market led by momentum stocks and stocks with higher volatility than the market as a whole.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

Relative to the Russell 1000(R) Index, the strongest-contributing sectors to the Fund's performance were telecommunication services, consumer staples and health care. Strong stock selection across all three sectors helped relative performance, as did the Fund's significantly underweight position in consumer staples and more modestly underweight positions in telecommunication services and health care.

During the reporting period, the sectors that detracted the most from the Fund's performance relative to the Russell 1000(R) Index were energy and industrials. Stock selection in each sector was weak and was only partially offset by sector positioning. The Fund's position in cash also detracted, as the Fund was not 100% invested in equities during the significant market rally.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

On an absolute basis, aerospace & defense company Boeing and insurance companies Prudential Financial and MetLife made the strongest contributions to the Fund's performance. Boeing benefited from prospects of a large replacement cycle in the commercial aerospace industry and from positive reactions to the company's new aircraft. Prudential Financial gained market share and benefited from structural improvements in fixed-income markets and a rebound in the equity markets, which in turn benefited the company's variable annuity, 401(k) and asset management operations. MetLife advanced for similar reasons.

Wire transfer service provider Western Union, weapon and space systems company Alliant Techsystems and global reinsurance company Everest Re Group were among the most significant detractors from the Fund's absolute performance. We exited the Fund's position in Western Union when the stock disappointed. We also sold Alliant Techsystems when the U.S. administration took aim at a number of NASA's programs, leaving the future of Alliant Techsystems uncertain. Although Everest Re Group suffered losses because of the Chilean earthquake, we continued to hold the Fund's position in the company.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Among the stocks that the Fund purchased during the reporting period were semiconductor manufacturer Texas Instruments, brokerage service provider TD Ameritrade, Internet software & services company Yahoo! and pharmaceuticals company Abbott Laboratories.

We believed that Texas Instruments would continue to gain market share in the analog market because of solid innovation and a scale advantage in sales productivity. The company had also been gaining in its share of distributors. We expected TD Ameritrade to benefit from increased activity in the capital markets and increased savings rates by consumers, particularly if the company continued to gain market share from other discount brokers. We found the search-advertising partnership between Yahoo! and Microsoft appealing, and we felt that Yahoo! could benefit from a


1. Effective January 4, 2010, the Fund's fiscal year-end changed from December 31 to October 31. As a result the following discussion covers the four-month reporting period ended April 30, 2010.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Russell 1000(R) Index.
4. See footnote on page 6 for more information on the Russell 3000(R) Index.

                                                    mainstayinvestments.com    9
rebound in display advertising and from the movement toward online advertising. Abbott Laboratories had experienced strong revenue growth across its many business divisions, and we believe its management has a track record of being a good allocator of capital.

In addition to the sales of Western Union and Alliant Techsystems, we sold the Fund's positions in medical device manufacturer Boston Scientific, natural gas distributor ONEOK and retail food-and-drug chain Safeway during the reporting period. Although Boston Scientifics' acquisition of Guidant at first showed promise, the two stent makers took longer than anticipated to provide synergies, so we sold the stock and redeployed the proceeds in health care companies such as Abbott Laboratories that had better risk/reward characteristics. In light of the supply/demand balance for natural gas and other opportunities available, we decided to exit the Fund's position in ONEOK. The Fund's position in Safeway was based on the premise that the company would perform well in a weak domestic economy experiencing notable food inflation. When food inflation and the potential to pass through increased costs slowed in the recent downturn, we sold the position.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, there were no significant changes in sector weightings. We modestly reduced the Fund's exposure to utilities, primarily through the sale of ONEOK. We modestly increased the Fund's allocation to telecommunication services, primarily through a new position in Qwest Communications International, which provides data, Internet, video and voice services in the U.S. and internationally.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2010?

As of April 30, 2010, the Fund's most substantially overweight sectors relative to the Russell 1000(R) Index were information technology and financials. On the same date, the Fund's most substantially underweight sectors relative to the Russell 1000(R) Index were consumer discretionary and consumer staples.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Epoch U.S. Equity Fund

PORTFOLIO OF INVESTMENTS  APRIL 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 118.9%+
-------------------------------------------------------

AEROSPACE & DEFENSE 6.5%
Alliant Techsystems, Inc. (a)      21,250  $  1,719,337
V  Boeing Co. (The)                87,100     6,308,653
Rockwell Collins, Inc.             56,950     3,701,750
                                           ------------
                                             11,729,740
                                           ------------

CAPITAL MARKETS 10.5%
V  Ameriprise Financial, Inc.     124,250     5,760,230
Bank of New York Mellon Corp.
  (The)                           148,600     4,625,918
V  Franklin Resources, Inc.        54,550     6,308,162
TD Ameritrade Holding Corp.
  (a)                             115,500     2,312,310
                                           ------------
                                             19,006,620
                                           ------------

CHEMICALS 5.4%
E.I. du Pont de Nemours & Co.      98,900     3,940,176
V  Praxair, Inc.                   69,900     5,855,523
                                           ------------
                                              9,795,699
                                           ------------

COMMERCIAL SERVICES & SUPPLIES 2.8%
Waste Management, Inc.            146,000     5,063,280
                                           ------------


COMPUTERS & PERIPHERALS 4.2%
Apple, Inc. (a)                    16,880     4,407,706
Dell, Inc. (a)                    202,250     3,272,405
                                           ------------
                                              7,680,111
                                           ------------

DISTRIBUTORS 1.3%
Genuine Parts Co.                  54,550     2,334,740
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 2.4%
NYSE Euronext                     130,400     4,254,952
                                           ------------


DIVERSIFIED TELECOMMUNICATION SERVICES 1.1%
Qwest Communications
  International, Inc.             386,498     2,021,385
                                           ------------


ELECTRIC UTILITIES 1.1%
Entergy Corp.                      23,450     1,906,251
                                           ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 2.5%
Corning, Inc.                     231,452     4,455,451
                                           ------------


ENERGY EQUIPMENT & SERVICES 3.9%
Cameron International Corp.
  (a)                              45,270     1,786,354
National Oilwell Varco, Inc.       68,300     3,007,249
Weatherford International,
  Ltd. (a)                        121,370     2,198,011
                                           ------------
                                              6,991,614
                                           ------------

HEALTH CARE PROVIDERS & SERVICES 8.4%
Aetna, Inc.                       122,990     3,634,355
DaVita, Inc. (a)                   84,000     5,244,120
Laboratory Corp. of America
  Holdings(a)                      56,950     4,474,561
UnitedHealth Group, Inc.           58,900     1,785,259
                                           ------------
                                             15,138,295
                                           ------------

HOTELS, RESTAURANTS & LEISURE 2.1%
International Game Technology     183,800     3,874,504
                                           ------------


HOUSEHOLD PRODUCTS 1.5%
Colgate-Palmolive Co.              31,600     2,657,560
                                           ------------


INSURANCE 8.9%
Everest Re Group, Ltd.             47,750     3,660,037
MetLife, Inc.                     107,292     4,890,369
V  Prudential Financial, Inc.      86,653     5,507,665
Travelers Cos., Inc. (The)         40,775     2,068,924
                                           ------------
                                             16,126,995
                                           ------------

INTERNET SOFTWARE & SERVICES 2.2%
eBay, Inc. (a)                     81,850     1,948,849
Yahoo!, Inc. (a)                  127,900     2,114,187
                                           ------------
                                              4,063,036
                                           ------------

IT SERVICES 7.8%
Automatic Data Processing,
  Inc.                             72,300     3,134,928
Fiserv, Inc. (a)                   67,550     3,451,129
V  Visa, Inc. Class A              83,900     7,570,297
                                           ------------
                                             14,156,354
                                           ------------

LIFE SCIENCES TOOLS & SERVICES 3.2%
V  Thermo Fisher Scientific,
  Inc. (a)                        105,500     5,832,040
                                           ------------


MACHINERY 5.0%
Danaher Corp.                      55,450     4,673,326
Deere & Co.                        71,650     4,286,103
                                           ------------
                                              8,959,429
                                           ------------

MEDIA 2.8%
Comcast Corp. Class A             269,395     5,078,096
                                           ------------


MULTI-UTILITIES 3.9%
NSTAR                              73,800     2,701,080
Wisconsin Energy Corp.             82,450     4,329,449
                                           ------------
                                              7,030,529
                                           ------------

OIL, GAS & CONSUMABLE FUELS 10.0%
Anadarko Petroleum Corp.           67,050     4,167,828
ConocoPhillips                     38,300     2,266,977


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
V  ExxonMobil Corp.               101,950  $  6,917,307
Occidental Petroleum Corp.         52,915     4,691,444
                                           ------------
                                             18,043,556
                                           ------------

PHARMACEUTICALS 2.2%
Abbott Laboratories                78,700     4,026,292
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 2.7%
Ventas, Inc.                      103,700     4,897,751
                                           ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.4%
MEMC Electronic Materials,
  Inc. (a)                        129,150     1,675,075
Texas Instruments, Inc.           169,400     4,406,094
                                           ------------
                                              6,081,169
                                           ------------

SOFTWARE 9.9%
Electronic Arts, Inc. (a)         112,300     2,175,251
V  Microsoft Corp.                316,850     9,676,599
V  Oracle Corp.                   230,550     5,957,412
                                           ------------
                                             17,809,262
                                           ------------

SPECIALTY RETAIL 2.7%
TJX Cos., Inc.                    103,464     4,794,522
                                           ------------


THRIFTS & MORTGAGE FINANCE 0.5%
Hudson City Bancorp, Inc.          72,650       966,245
                                           ------------
Total Common Stocks
  (Cost $177,055,287)                       214,775,478
                                           ------------


                                PRINCIPAL
                                   AMOUNT

SHORT-TERM INVESTMENT 1.5%
-------------------------------------------------------

REPURCHASE AGREEMENT 1.5%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $2,773,207
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.107%
  and a maturity date of
  6/3/10,
  with a Principal Amount of
  $2,830,000
  and a Market Value of
  $2,829,717)                  $2,773,204  $  2,773,204
                                           ------------
Total Short-Term Investment
  (Cost $2,773,204)                           2,773,204
                                           ------------
Total Investments
  (Cost $179,828,491) (b)           120.4%  217,548,682
Other Assets, Less
  Liabilities                       (20.4)  (36,885,398)
                               ----------  ------------

Net Assets                          100.0% $180,663,284
                               ==========  ============





(a)  Non-income producing security.
(b)  At April 30, 2010, cost is $179,960,034
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $39,090,940
Gross unrealized depreciation        (1,502,292)
                                    -----------
Net unrealized appreciation         $37,588,648
                                    ===========



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                $214,775,478   $       --      $     --  $214,775,478
  Short-Term Investment
     Repurchase Agreement                                --    2,773,204            --     2,773,204
                                               ------------   ----------      --------  ------------
Total Investments in Securities                $214,775,478   $2,773,204           $--  $217,548,682
                                               ============   ==========      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


12    MainStay Epoch U.S. Equity Fund      The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $179,828,491)     $217,548,682
Receivables:
  Investment securities sold            5,387,988
  Fund shares sold                        672,600
  Dividends and interest                  140,888
Other assets                              100,942
                                     ------------
     Total assets                     223,851,100
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                 42,961,852
  Manager (See Note 3)                    150,395
  Shareholder communication                29,057
  Transfer agent (See Note 3)              22,088
  Professional fees                         7,108
  Custodian                                 2,950
  NYLIFE Distributors (See Note 3)            152
Accrued expenses                           14,214
                                     ------------
     Total liabilities                 43,187,816
                                     ------------
Net assets                           $180,663,284
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     13,347
Additional paid-in capital            132,708,738
                                     ------------
                                      132,722,085
Accumulated net investment income         163,841
Accumulated net realized gain on
  investments                          10,057,167
Net unrealized appreciation on
  investments                          37,720,191
                                     ------------
Net assets                           $180,663,284
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $    164,490
                                     ============
Shares of beneficial interest
  outstanding                              12,186
                                     ============
Net asset value per share
  outstanding                        $      13.50
Maximum sales charge (5.50% of
  offering price)                            0.79
                                     ------------
Maximum offering price per share
  outstanding                        $      14.29
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $    624,472
                                     ============
Shares of beneficial interest
  outstanding                              46,270
                                     ============
Net asset value per share
  outstanding                        $      13.50
Maximum sales charge (5.50% of
  offering price)                            0.79
                                     ------------
Maximum offering price per share
  outstanding                        $      14.29
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     27,238
                                     ============
Shares of beneficial interest
  outstanding                               2,023
                                     ============
Net asset value and offering price
  per share outstanding              $      13.46
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $179,847,084
                                     ============
Shares of beneficial interest
  outstanding                          13,286,194
                                     ============
Net asset value and offering price
  per share outstanding              $      13.54
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 1, 2010 (A) THROUGH APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $   816,751
  Interest                                    345
                                      -----------
     Total income                         817,096
                                      -----------
EXPENSES:
  Manager (See Note 3)                    479,134
  Registration                             69,846
  Transfer agent (See Note 3)              69,503
  Shareholder communication                38,757
  Professional fees                        25,060
  Custodian                                 4,074
  Trustees                                  2,173
  Distribution/Service--Investor
     Class (See Note 3)                        43
  Distribution/Service--Class A (See
     Note 3)                                  295
  Distribution/Service--Class C (See
     Note 3)                                   86
  Miscellaneous                             8,819
                                      -----------
     Total expenses before waiver         697,790
  Expense waiver from Manager (See
     Note 3)                              (44,535)
                                      -----------
     Net expenses                         653,255
                                      -----------
Net investment income                     163,841
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        6,856,075
Net change in unrealized
  appreciation on investments           5,024,357
                                      -----------
Net realized and unrealized gain on
  investments                          11,880,432
                                      -----------
Net increase in net assets resulting
  from operations                     $12,044,273
                                      ===========



(a) The Fund changed its fiscal year end from December 31 to October 31.


14    MainStay Epoch U.S. Equity Fund      The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 1, 2010 THROUGH APRIL 30, 2010 UNAUDITED, THE YEAR ENDED DECEMBER 31, 2009 (A) AND THE YEAR ENDED DECEMBER 31, 2008.


                               2010          2009     2008 (B)
INCREASE IN NET ASSETS:
Operations:
 Net investment
  income               $    163,841  $  1,437,455  $    90,864
 Net realized gain
  on investments          6,856,075    13,607,151      105,996
 Net change in
  unrealized
  appreciation on
  investments             5,024,357    25,404,187    7,291,647
                       ---------------------------------------
 Net increase in net
  assets resulting
  from operations        12,044,273    40,448,793    7,488,507
                       ---------------------------------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income:
    Investor Class               --           (66)          --
    Class A                      --          (310)          --
    Class C                      --           (42)          --
    Class I                      --    (1,464,922)     (74,040)
                       ---------------------------------------
                                 --    (1,465,340)     (74,040)
                       ---------------------------------------
 From net realized
  gain on
  investments:
    Class A                      --        (2,232)          --
    Class I                      --   (10,499,362)          --
                       ---------------------------------------
                                 --   (10,501,594)          --
                       ---------------------------------------
Total dividends and
 distributions to
 shareholders                    --   (11,966,934)     (74,040)
                       ---------------------------------------
Capital share
 transactions:
 Net proceeds from
  sale of shares         76,799,800    91,138,718   91,722,291
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                  --       374,971        1,071
 Cost of shares
  redeemed              (63,592,472)  (63,361,768)    (359,926)
                       ---------------------------------------
    Increase in net
     assets derived
     from capital
     share
     transactions        13,207,328    28,151,921   91,363,436
                       ---------------------------------------
    Net increase in
     net assets          25,251,601    56,633,780   98,777,903
NET ASSETS:
Beginning of period     155,411,683    98,777,903           --
                       ---------------------------------------
End of period          $180,663,284  $155,411,683  $98,777,903
                       =======================================
Accumulated
 undistributed net
 investment income
 at end of period      $    163,841  $         --  $    16,824
                       =======================================



(a) The Fund changed its fiscal year end from December 31 to October 31.

(b) Commencement of operations was December 3, 2008.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                             INVESTOR CLASS                            CLASS A
                                     ------------------------------        ------------------------------
                                     JANUARY 1,        NOVEMBER 16,        JANUARY 1,         FEBRUARY 3,
                                       2010***            2009**             2010***            2009**
                                       THROUGH            THROUGH            THROUGH            THROUGH
                                      APRIL 30,        DECEMBER 31,         APRIL 30,        DECEMBER 31,
                                        2010*              2009               2010*              2009
Net asset value at beginning of
  period                               $12.67             $12.38             $12.67             $10.24
                                       ------             ------             ------             ------
Net investment income                    0.01(a)            0.02 (a)           0.00++(a)          0.08 (a)
Net realized and unrealized gain on
  investments                            0.82               0.30               0.83               3.33
                                       ------             ------             ------             ------
Total from investment operations         0.83               0.32               0.83               3.41
                                       ------             ------             ------             ------
Less dividends and distributions:
  From net investment income               --              (0.03)                --              (0.10)
  From net realized gain on
     investments                           --                 --                 --              (0.88)
                                       ------             ------             ------             ------
Total dividends and distributions          --              (0.03)                --              (0.98)
                                       ------             ------             ------             ------
Net asset value at end of period       $13.50             $12.67             $13.50             $12.67
                                       ======             ======             ======             ======
Total investment return (b)              6.55%(c)           2.60%(c)           6.55%(c)(d)       33.59%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  0.21%++            1.11%++            0.05%++            0.76%++
  Net expenses                           1.23%++            1.19%++            1.34%++            1.35%++
  Expenses (before
     waiver/reimbursement)               1.30%++            1.19%++            1.41%++            1.44%++
Portfolio turnover rate                    16%                54%                16%                54%
Net assets at end of period (in
  000's)                               $  164             $   28             $  624             $  127




                                                CLASS C                                     CLASS I
                                     -----------------------------      ----------------------------------------------
                                     JANUARY 1,       NOVEMBER 16,      JANUARY 1,                         DECEMBER 3,
                                       2010***           2009**           2010***                            2008**
                                       THROUGH          THROUGH           THROUGH        YEAR ENDED          THROUGH
                                      APRIL 30,      DECEMBER 31,        APRIL 30,      DECEMBER 31,      DECEMBER 31,
                                        2010*             2009             2010*            2009              2008
Net asset value at beginning of
  period                               $12.67            $12.38          $  12.70         $  10.85           $ 10.00
                                       ------            ------          --------         --------           -------
Net investment income (loss)            (0.02)(a)          0.01 (a)          0.01 (a)         0.11 (a)          0.01
Net realized and unrealized gain on
  investments                            0.81              0.30              0.83             2.74              0.85
                                       ------            ------          --------         --------           -------
Total from investment operations         0.79              0.31              0.84             2.85              0.86
                                       ------            ------          --------         --------           -------
Less dividends and distributions:
  From net investment income               --             (0.02)               --            (0.12)            (0.01)
  From net realized gain on
     investments                           --                --                --            (0.88)               --
                                       ------            ------          --------         --------           -------
Total dividends and distributions          --             (0.02)               --           (10.00)            (0.01)
                                       ------            ------          --------         --------           -------
Net asset value at end of period       $13.46            $12.67          $  13.54         $  12.70           $ 10.85
                                       ======            ======          ========         ========           =======
Total investment return (b)              6.24%(c)          2.51%(c)          6.61%(c)(d)     26.53%             8.59%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)          (0.54%)++          0.37%++           0.27%++          0.98%             1.28%++
  Net expenses                           1.98%++           1.94%++           1.09%++          1.09%             1.09%++
  Expenses (before
     waiver/reimbursement)               2.05%++           1.94%++           1.16%++          1.19%             1.16%++
Portfolio turnover rate                    16%               54%               16%              54%                1%
Net assets at end of period (in
  000's)                               $   27            $   26          $179,847         $155,231           $98,778



*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





16    MainStay Epoch U.S. Equity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Epoch U.S. Equity Fund (the "Fund"), a diversified Fund. The Fund is the successor to the Epoch U.S. Large Cap Equity Fund (the "Predecessor Fund"), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment adviser.

The Fund currently offers four classes of shares: Investor Class, Class A, Class C and Class I shares. Investor Class and Class C shares were seeded as of the close of business on November 13, 2009 and were first offered and commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations), on December 3, 2008 and February 3, 2009, respectively. Effective January 4, 2010, the Fund changed its fiscal year end and tax year end from December 31 to October 31. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek long-term capital appreciation.

The financial statements of the Fund reflect the historical results of the Institutional Class and P shares of the Predecessor Fund prior to its reorganization. (See Note 9.) Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares, respectively. All information regarding and references to periods prior to the commencement of operations of the Fund refer to the Predecessor Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for

                                                   mainstayinvestments.com    17
which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the four-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the four-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES.   The Fund's policy is to comply with the requirements
of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date

18    MainStay Epoch U.S. Equity Fund
and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the

                                                   mainstayinvestments.com    19
responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Epoch Investment Partners, Inc. ("Epoch" or "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the Fund's average daily net assets.

Effective after the close of business on November 13, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to reimburse expenses of Class A and Class I shares of the Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expense relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) for Class A and Class I shares do not exceed the following percentages of average daily net assets, Class A, 1.34% and Class I, 1.09%. These expense limitations were based on the total annual operating expenses of the Predecessor Fund (adjusted to reflect any applicable expense limitation agreement.) New York Life Investments will apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This agreement will be in effect for a two-year period unless extended by New York Life Investments and approved by the Fund's Board in connection with its review of the Fund's investment advisory agreement. Based on its review, the Board may maintain, modify or terminate the agreement.

Prior to the close of business on November 13, 2009, Epoch had a written expense limitation agreement under which it had agreed to waive a portion of the Predecessor Fund's management fee or reimburse the expenses of the appropriate class of the Predecessor Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.34%; and Class I, 1.09%. The agreement did not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by Epoch was the sum of all fees previously waived or reimbursed by Epoch to the Predecessor Fund during any of the previous three (3) years, less any reimbursement previously paid by the Predecessor Fund to Epoch with respect to any waivers, reductions, and payments made.

For the four-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $479,134 and waived its fees in the amount of $44,535.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. Effective after the close of business on November 13, 2009, the Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution and service plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the respective Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, each Fund pays the Distributor a monthly distribution fee, which is an expense of the Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the respective Fund's Class C shares, along with a shareholder service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $181 and $94, respectively, for the four-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of

20    MainStay Epoch U.S. Equity Fund

NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the four-month period ended April 30, 2010, were as follows:

Investor Class                         $    --
----------------------------------------------
Class A                                    135
----------------------------------------------
Class C                                     --
----------------------------------------------
Class I                                 69,368
----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $ 27,326     16.6%
--------------------------------------------------
Class A                             3,557      0.6
--------------------------------------------------
Class C                            27,238    100.0
--------------------------------------------------
Class I                           353,603      0.2
--------------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the four-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $2,105.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended December 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                    $11,966,934
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the four-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES IN (000'S):

During the four-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $83,758 and $27,843, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                    SHARES        AMOUNT
Four-month period ended April
  30, 2010:
Shares sold                        11,569  $    155,886
Shares redeemed                      (381)       (5,183)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                       11,188       150,703
Shares converted from
  Investor Class (See Note 1)      (1,225)      (16,177)
                               ------------------------
Net increase                        9,963  $    134,526
                               ========================
Period ended December 31,
  2009: (a)
Shares sold                         2,218  $     27,541
Shares issued to shareholders
  in reinvestment of
  dividends                             5            66
                               ------------------------
Net increase                        2,223  $     27,607
                               ========================


 CLASS A                           SHARES        AMOUNT

Four-month period ended April
  30, 2010:

Shares sold                        36,722  $    482,643

Shares redeemed                    (1,676)      (22,687)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                       35,046       459,956

Shares converted into Class A
  (See Note 1)                      1,225        16,177
                               ------------------------


Net increase                       36,271  $    476,133
                               ========================


Period ended December 31,
  2009: (b)

Shares sold                         9,794  $    122,216

Shares issued to shareholders
  in reinvestment of
  dividends and distributions         205           127
                               ------------------------


Net increase                        9,999  $    122,343
                               ========================




                                                   mainstayinvestments.com    21

 CLASS C (C)                       SHARES        AMOUNT

Period ended December 31,
  2009: (a)

Shares sold                         2,020  $     25,000

Shares issued to shareholders
  in reinvestment of
  dividends                             3            42
                               ------------------------


Net increase                        2,023  $     25,042
                               ========================



 CLASS I                           SHARES        AMOUNT

Four-month period ended April
  30, 2010:

Shares sold                     5,799,454  $ 76,161,271

Shares redeemed                (4,737,905)  (63,564,602)
                               ------------------------


Net increase                    1,061,549  $ 12,596,669
                               ========================


Year ended December 31, 2009:

Shares sold                     8,316,820  $ 90,963,961

Shares issued to shareholders
  in reinvestment of
  dividends and distributions      30,085       374,736

Shares redeemed                (5,228,135)  (63,361,768)
                               ------------------------


Net increase                    3,118,770  $ 27,976,929
                               ========================





(a) Investor Class shares and Class C shares were first offered on November 16, 2009.

(b) Class A shares were first offered on February 3, 2009.

(c) Class C had no share activity for the four-month period ended April 30, 2010.

NOTE 9--REORGANIZATION:

At a special meeting held on October 30, 2009, the shareholders of the Epoch U.S. Large Cap Equity Fund approved the reorganization of the Epoch U.S. Large Cap Equity Fund with and into MainStay Epoch U.S. Equity Fund. Effective after the close of business on November 13, 2009, the Class P shares of Epoch U.S. Large Cap Equity Fund were redesignated as Class A shares of MainStay Epoch U.S. Equity Fund. Investor Class and Class C shares were seeded as of the close of business on November 13, 2009 and were first offered and commenced operations on November 16, 2009.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal four-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

NOTE 12--DIVIDENDS:

On May 17, 2010, the Fund's management declared dividends and distributions in the amount of the Fund's remaining undistributed Investment Company Taxable Income and Net Capital Gain, if any, for the Fund's taxable year ended December 31, 2009, which is in accordance with the provisions of Section 855(a) of the Internal Revenue Code. The declaration date was May 17, 2010; it is expected that ex-dividend, reinvestment, and payable date will be in December 2010.


22    MainStay Epoch U.S. Equity Fund

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund's website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    23

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-A018314 MS121-10                                        MSEUE10-06/10
                                                                              F1

(MAINSTAY INVESTMENTS LOGO)


        MAINSTAY FLOATING RATE FUND



        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT



        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT


During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.



International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.



The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.



In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.




Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.



The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.



We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.



Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher


President






                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


        MAINSTAY FLOATING RATE FUND



        SEMIANNUAL REPORT



        Unaudited - April 30, 2010

TABLE OF CONTENTS





SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------
FINANCIAL STATEMENTS                       22
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              29
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        36
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       36






--------------------------------------------------------------------------------


INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.




INVESTOR CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE

--------------------------------------------------------------------------------


                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (5/3/04)
-----------------------------------------------------------------
With sales charges          2.83%    17.30%    3.07%      3.14%
Excluding sales charges     6.01     20.93     3.70       3.67





(With sales charges)


(LINE GRAPH)

                                    CREDIT SUISSE
              MAINSTAY FLOATING    LEVERAGED LOAN
                  RATE FUND             INDEX
              -----------------    --------------
5/3/04               9700               10000
                    10042               10505
                    10525               11200
                    11158               12026
                    10948               11624
                     9958                9845
4/30/10             12041               13021



CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


                                                            SINCE
AVERAGE ANNUAL                SIX       ONE     FIVE    INCEPTION
TOTAL RETURNS              MONTHS      YEAR    YEARS     (5/3/04)
-----------------------------------------------------------------
With sales charges          2.88%    17.45%    3.12%      3.19%
Excluding sales charges     6.06     21.08     3.75       3.71





(With sales charges)


(LINE GRAPH)

                                               CREDIT SUISSE
                         MAINSTAY FLOATING    LEVERAGED LOAN
                             RATE FUND             INDEX
                         -----------------    --------------
5/3/04                         24250               25000
                               25105               26262
                               26313               28000
                               27896               30065
                               27372               29061
                               24929               24612
4/30/10                        30184               32553



CLASS B SHARES--MAXIMUM 3% CDSC IF REDEEMED WITHIN THE FIRST FOUR YEARS OF PURCHASE
--------------------------------------------------------------------------------


                                                            SINCE
AVERAGE ANNUAL                SIX       ONE     FIVE    INCEPTION
TOTAL RETURNS              MONTHS      YEAR    YEARS     (5/3/04)
-----------------------------------------------------------------
With sales charges          2.73%    17.16%    2.95%      2.91%
Excluding sales charges     5.73     20.16     2.95       2.91





(With sales charges)


(LINE GRAPH)

                                  CREDIT SUISSE
            MAINSTAY FLOATING    LEVERAGED LOAN
                    RATE FUND             INDEX
            -----------------    --------------
5/3/04            10000               10000
                  10276               10505
                  10701               11200
                  11261               12026
                  10966               11624
                   9888                9845
4/30/10           11881               13021









1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 3.00% if redeemed within the first four years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.




                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE

--------------------------------------------------------------------------------


                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (5/3/04)
-----------------------------------------------------------------
With sales charges          4.61%    19.02%    2.92%      2.89%
Excluding sales charges     5.61     20.02     2.92       2.89





(With sales charges)


(LINE GRAPH)

                                    CREDIT SUISSE
              MAINSTAY FLOATING    LEVERAGED LOAN
                  RATE FUND             INDEX
              -----------------    --------------
5/3/04              10000               10000
                    10275               10505
                    10700               11200
                    11248               12026
                    10965               11624
                     9887                9845
4/30/10             11867               13021



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------


                                                            SINCE
AVERAGE ANNUAL                SIX       ONE     FIVE    INCEPTION
TOTAL RETURNS              MONTHS      YEAR    YEARS     (5/3/04)
-----------------------------------------------------------------
                            6.20%    21.38%    4.04%      3.99%






(LINE GRAPH)

                                                       CREDIT SUISSE
                                 MAINSTAY FLOATING    LEVERAGED LOAN
                                     RATE FUND             INDEX
                                 -----------------    --------------
5/3/04                                 10000               10000
                                       10379               10505
                                       10916               11200
                                       11594               12026
                                       11415               11624
                                       10422                9845
4/30/10                                12650               13021





 BENCHMARK PERFORMANCE                          SIX       ONE     FIVE        SINCE
                                             MONTHS      YEAR    YEARS    INCEPTION
Credit Suisse Leveraged Loan Index(3)         8.83%    32.26%    4.39%      4.50%
Average Lipper loan participation fund(4)     7.88     27.02     3.37       3.54







   performance shown for Investor Class shares might have been lower.
3. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper loan participation fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.





THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.




6    MainStay Floating Rate Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY FLOATING RATE FUND
(UNAUDITED)

--------------------------------------------------------------------------------


The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.



EXAMPLE



As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.



This example illustrates your Fund's ongoing costs in two ways:





- ACTUAL EXPENSES


The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.





- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES


The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.





                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,060.10        $5.62          $1,019.30         $5.51
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,060.60        $5.06          $1,019.90         $4.96
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,057.30        $9.44          $1,015.60         $9.25
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,056.10        $9.43          $1,015.60         $9.25
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,062.00        $3.78          $1,021.10         $3.71
-------------------------------------------------------------------------------------------------------




1. Expenses are equal to the Fund's annualized expense ratio of each class (1.10% for Investor Class, 0.99% for Class A, 1.85% for Class B and Class C and 0.74% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.






                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


(COMPOSITION PIE CHART)

Floating Rate Loans                             76.4
Short-Term Investments                          16.3
Corporate Bonds                                  7.3
Foreign Floating Rate Loans                      3.4
Yankee Bond                                      0.5
Common Stocks                                    0.2
Other Assets, Less Liabilities                  (4.1)







 See Portfolio of Investments beginning on page 10 for specific holdings within these categories.






TOP TEN ISSUERS HELD AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENTS)





    1.  CF Industries, Inc., 5.75%, due 4/5/15
    2.  Bucyrus International, Inc., 4.50%, due 2/19/16
    3.  Charter Communications Operating LLC, 2.30%-7.25%, due
        3/6/14-9/6/16
    4.  UPC Financing Partnership, 2.18%-3.93%, due
        12/31/14-12/30/16
    5.  Georgia-Pacific Corp., 2.267%-3.526%, due 12/20/12-12/23/14
    6.  Community Health Systems, Inc., 2.502%, due 7/25/14
    7.  Intelsat Corp., 2.792%, due 1/3/14
    8.  Ford Motor Co., 3.284%, due 12/16/13
    9.  Wm. Wrigley Jr. Co., 3.063-3.313, due 12/17/12-10/6/14
   10.  Flextronics International, Ltd., 2.541%-2.553%, due
        10/1/12-10/1/14






8    MainStay Floating Rate Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS



QUESTIONS ANSWERED BY PORTFOLIO MANAGER ROBERT H. DIAL OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.



HOW DID MAINSTAY FLOATING RATE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?



Excluding all sales charges, MainStay Floating Rate Fund returned 6.01% for Investor Class shares, 6.06% for Class A shares, 5.73% for Class B shares and 5.61% for Class C shares during the six months ended April 30, 2010. Over the same period, Class I shares returned 6.20%. All share classes underperformed the 7.88% return of the average Lipper(2) loan participation fund and the 8.83% return of the Credit Suisse Leveraged Loan Index(3) for the six months ended April 30, 2010. The Credit Suisse Leveraged Loan Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.



WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?



The leveraged loan market followed its historic return in 2009 with a strong beginning to 2010. The trend from the second half of 2009 continued, with the advance led primarily by lower-rated, distressed and defaulted securities.



The reporting period was marked by a number of favorable developments, including a shrinking default rate, repayment and extension activity and significant growth in the new-issue market. On the default front, the trailing 12-month rate fell to 5.8% in the first quarter of 2010, compared 9.6% at the end of 2009. This is well below the all-time high of 10.8% in November 2009 and the lowest default rate in the last year and a half.



Despite the increase in primary activity, new issue volume was overwhelmed by repayments. As a result, the institutional loan market contracted 3% during the first quarter of 2010. Because of the shrinking secondary market, as well as strong demand from collateral-ized loan obligations (CLOs) and relative value accounts, the market has become increasingly issuer friendly.



The Fund's underweight position in riskier credits (unrated credits and those rated CCC(4) and lower) detracted from relative performance as these loans outperformed their higher-rated counterparts. In addition, a significant cash position was a drag on the Fund's relative performance in light of the low yields available from short-term money market instruments.



WHAT WERE SOME OF THE CHARACTERISTICS OF THE LOANS IN THE FUND DURING THE REPORTING PERIOD?



The Fund invested in floating rate loans that had a weighted average effective duration(5) of less than three months. The floating-rate loans may have final maturities of seven to nine years, but underlying interest rate contracts typically pegged to LIBOR(6) that reset every 30, 60, 90 or 180 days. The weighted average reset figure for the Fund at the end of the six-month period was 45 days. This means that, barring any defaults, if short-term interest rates were to increase, we would expect the Fund to "catch up" within 45 days and increase the yield it would pay to investors. If interest rates were to decline, a decrease in yields would be anticipated.



HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?



As of April 30, 2010, the Fund was significantly underweight relative to the Credit Suisse Leveraged Loan Index in loans that were either unrated or rated CCC or lower. As of April 30, 2010, the Fund held 9.29% of its assets in loans that were either unrated or rated CCC or lower, while 28.43% of the Credit Suisse Leveraged Loan Index consisted of those riskier assets.




1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.


2. See footnote on page 6 for more information on Lipper Inc.


3. See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.


4. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.


5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity-gauge than average maturity.


6. London interbank offered rates (LIBOR) are interest rates that are widely used as reference rates in bank, corporate and government lending agreements.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.



                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED




                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 87.6%+
CORPORATE BONDS 7.3%

-------------------------------------------------------

AEROSPACE & DEFENSE 0.5%
Oshkosh Corp.
  8.25%, due 3/1/17 (a)       $ 3,400,000  $  3,578,500
Spirit Aerosystems, Inc.
  7.50%, due 10/1/17 (a)          865,000       884,463
                                           ------------
                                              4,462,963
                                           ------------

BEVERAGE, FOOD & TOBACCO 0.6%
Del Monte Corp.
  7.50%, due 10/15/19 (a)       3,000,000     3,168,750
Dole Food Co., Inc.
  8.00%, due 10/1/16 (a)        2,500,000     2,587,500
                                           ------------
                                              5,756,250
                                           ------------

BROADCASTING & ENTERTAINMENT 0.2%
CSC Holdings, Inc.
  8.625%, due 2/15/19 (a)       1,300,000     1,420,250
                                           ------------


CHEMICALS, PLASTICS & RUBBER 1.4%
Ashland, Inc.
  9.125%, due 6/1/17 (a)        1,000,000     1,140,000
Hexion Finance Escrow
  LLC/Hexion Escrow Corp.
  8.875%, due 2/1/18 (a)        4,500,000     4,426,875
Lyondell Chemical Co.
  11.00%, due 5/1/18            4,989,878     5,314,195
Nalco Co.
  8.25%, due 5/15/17 (a)        1,800,000     1,930,500
                                           ------------
                                             12,811,570
                                           ------------

CONTAINERS, PACKAGING & GLASS 1.6%
Ball Corp.
  7.125%, due 9/1/16            4,000,000     4,250,000
Crown Americas LLC/Crown
  Americas Capital Corp. II
  7.625%, due 5/15/17 (a)       1,800,000     1,874,250
Greif, Inc.
  7.75%, due 8/1/19             1,350,000     1,420,875
Silgan Holdings, Inc.
  7.25%, due 8/15/16            3,000,000     3,127,500
Solo Cup Co.
  10.50%, due 11/1/13           3,750,000     3,993,750
                                           ------------
                                             14,666,375
                                           ------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS &
  MINERALS 0.1%
Boise Paper Holdings
  LLC/Boise Co-Issuer Co.
  8.00%, due 4/1/20 (a)         1,300,000     1,339,000
                                           ------------



DIVERSIFIED/CONGLOMERATE SERVICE 0.3%
Corrections Corp. of America
  7.75%, due 6/1/17             3,000,000     3,180,000
                                           ------------


ECOLOGICAL 0.3%
Clean Harbors, Inc.
  7.625%, due 8/15/16           2,300,000     2,394,875
                                           ------------


ELECTRONICS 0.2%
Freescale Semiconductor,
  Inc.
  9.25%, due 4/15/18 (a)        1,875,000     1,950,000
                                           ------------


HEALTHCARE, EDUCATION & CHILDCARE 0.1%
HCA, Inc.
  8.50%, due 4/15/19 (a)        1,200,000     1,318,500
                                           ------------


HOTELS, MOTELS, INNS & GAMING 0.4%
Ameristar Casinos, Inc.
  9.25%, due 6/1/14             2,385,000     2,504,250
MGM Mirage, Inc.
  10.375%, due 5/15/14 (a)        300,000       328,500
  11.125%, due 11/15/17 (a)       850,000       965,813
                                           ------------
                                              3,798,563
                                           ------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT
  0.1%
Cinemark USA, Inc.
  8.625%, due 6/15/19             600,000       636,000
                                           ------------


MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-
  ELECTRONIC) 0.2%
CPM Holdings, Inc.
  10.625%, due 9/1/14 (a)       1,475,000     1,578,250
                                           ------------


MINING, STEEL, IRON & NON-PRECIOUS METALS 0.5%
Consol Energy, Inc.
  8.00%, due 4/1/17 (a)         4,500,000     4,753,125
                                           ------------


PRINTING & PUBLISHING 0.2%
Nielsen Finance LLC
  11.625%, due 2/1/14           1,300,000     1,475,500
                                           ------------


TELECOMMUNICATIONS 0.6%
GCI, Inc.
  7.25%, due 2/15/14            1,595,000     1,598,987



+ Percentages indicated are based on Fund net assets.


V Among the Fund's 10 largest issuers held, as of April 30, 2010, excluding short-term investments. May be subject to change daily.



10    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATIONS (CONTINUED)
Sprint Capital Corp.
  8.375%, due 3/15/12         $ 3,500,000  $  3,692,500
                                           ------------
                                              5,291,487
                                           ------------
Total Corporate Bonds
  (Cost $62,827,802)                         66,832,708
                                           ------------


FLOATING RATE LOANS 76.4% (B)
-------------------------------------------------------


AEROSPACE & DEFENSE 2.4%
BE Aerospace, Inc.
  Term Loan B
  5.75%, due 7/28/14 (c)        3,000,000     3,016,251
Hexcel Corp.
  1st Lien Term Loan
  6.50%, due 5/21/14            2,966,833     2,974,251
Oshkosh Truck Corp.
  Term Loan B
  6.259%, due 12/6/13           4,788,091     4,802,555
Spirit Aerosystems, Inc.
  Term Loan B
  2.05%, due 9/30/13            3,490,945     3,441,489
Transdigm, Inc.
  Term Loan
  2.278%, due 6/23/13           5,765,454     5,666,161
Vought Aircraft Industries,
  Inc.
  Conversion Term Loan
  7.50%, due 12/22/10             373,333       373,800
  Term Loan
  7.50%, due 12/22/11           1,931,988     1,933,800
                                           ------------
                                             22,208,307
                                           ------------


AUTOMOBILE 5.8%
Allison Transmission, Inc.
  Term Loan B
  3.014%, due 8/7/14            6,984,730     6,668,475
Dana Corp.
  Term Loan B
  4.53%, due 1/30/15            6,605,795     6,539,737
Dayco Products LLC
  Term Loan B2
  10.50%, due 5/13/14             593,316       590,350
  Term Loan B4
  12.50%, due 11/13/14             87,796        79,895
Federal-Mogul Corp.
  Term Loan B
  2.189%, due 12/29/14          2,240,709     2,047,914
  Term Loan C
  2.196%, due 12/28/15          4,249,086     3,883,486
V  Ford Motor Co.
  Term Loan
  3.284%, due 12/16/13          9,859,921     9,505,585
Goodyear Tire & Rubber Co.
  (The)
  2nd Lien Term Loan
  2.24%, due 4/30/14            5,250,000     5,003,250
KAR Holdings, Inc.
  Term Loan B
  3.03%, due 10/18/13 (c)       5,000,000     4,890,145
Key Safety Systems, Inc.
  1st Lien Term Loan
  2.513%, due 3/8/14            3,632,094     3,247,699
Sensata Technologies Finance
  Co. LLC
  Term Loan
  2.078%, due 4/26/13           6,296,754     6,061,935
Tenneco, Inc.
  Tranche B1 Credit Linked
  Deposit
  5.249%, due 3/17/14           2,361,559     2,367,463
Tower Automotive Corp.
  Term Loan
  4.563%, due 7/31/13 (c)       1,683,220     1,009,932
United Components, Inc.
  Term Loan D
  2.25%, due 6/29/12 (c)          547,748       531,316
                                           ------------
                                             52,427,182
                                           ------------

BEVERAGE, FOOD & TOBACCO 4.1%
American Seafoods Group LLC
  Term Loan A
  4.023%, due 9/30/11 (c)       2,047,200     1,852,716
  Tranche B1 Term Loan
  4.023%, due 9/28/12 (c)         295,402       292,909
  Tranche B2 Term Loan
  4.023%, due 9/28/12 (c)       1,078,398     1,074,354
Constellation Brands, Inc.
  Extended Term Loan B
  3.00%, due 6/5/15             4,000,000     4,022,500
Dean Foods Co.
  Tranche B Term Loan
  1.675%, due 4/2/14            5,607,742     5,478,736
Dole Food Co., Inc.
  Credit Link Deposit
  0.163%, due 4/12/13             602,154       607,573
  Term Loan C
  5.005%, due 3/2/17            3,155,824     3,184,226
  Term Loan B
  5.042%, due 3/2/17            1,270,588     1,282,024
Michael Foods, Inc.
  Term Loan B
  6.50%, due 5/1/14             3,329,600     3,345,415




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)

BEVERAGE, FOOD & TOBACCO (CONTINUED)
Wm. Bolthouse Farms, Inc.
  New 1st Lien Term Loan
  5.50%, due 2/11/16          $ 4,325,000  $  4,343,922
  New 2nd Lien Term Loan
  9.50%, due 8/11/16            2,000,000     2,012,500
V  Wm. Wrigley Jr. Co.
  Term Loan B1
  3.063%, due 12/17/12          2,729,375     2,743,385
  Term Loan B2
  3.313%, due 10/6/14           6,693,419     6,729,985
                                           ------------
                                             36,970,245
                                           ------------

BROADCASTING & ENTERTAINMENT 5.8%
Atlantic Broadband Finance
  LLC
  Term Loan B-2-A
  2.55%, due 9/1/11               138,182       136,109
  Term Loan B-2-B
  6.75%, due 5/31/13            3,715,791     3,708,824
V  Charter Communications
  Operating LLC
  Replacement Term Loan
  2.30%, due 3/6/14             1,984,772     1,880,847
  Extended Term Loan
  3.55%, due 9/6/16             3,000,000     2,866,875
  New Term Loan
  7.25%, due 3/6/14             5,914,609     5,998,046
CSC Holdings, Inc.
  Incremental B2 Term Loan
  2.004%, due 3/29/16           5,281,108     5,275,827
  Extended Term Loan B3
  2.087%, due 3/29/16           1,000,000       994,643
Discovery Communications
  Holdings LLC
  Term Loan B
  2.29%, due 5/14/14            4,376,651     4,367,079
  Term Loan C
  5.25%, due 5/14/14            4,131,106     4,160,151
Emmis Operating Co.
  Term Loan B
  4.288%, due 11/1/13             269,364       246,019
Gray Television, Inc.
  Term Loan B
  3.801%, due 12/31/14          2,541,606     2,489,867
Insight Midwest Holdings LLC
  Initial Term Loan
  2.27%, due 4/7/14             3,905,631     3,803,718
LodgeNet Entertainment Corp.
  Term Loan
  2.30%, due 4/4/14               713,729       681,611
Mediacom Broadband Group
  (FKA MCC Iowa)
  Tranche D1 Term Loan
  2.01%, due 1/31/15            1,866,842     1,790,769
Univision Communications,
  Inc.
  Initial Term Loan
  2.54%, due 9/29/14            7,000,000     6,370,441
Weather Channel
  Replacement Term Loan
  5.00%, due 9/14/15            8,022,020     8,086,196
                                           ------------
                                             52,857,022
                                           ------------

BUILDINGS & REAL ESTATE 2.2%
Armstrong World Industries,
  Inc.
  Term Loan
  2.063%, due 10/2/13           1,910,554     1,888,583
Building Materials Corp. of
  America
  1st Lien Term Loan
  3.063%, due 2/24/14           8,815,438     8,672,187
CB Richard Ellis Services,
  Inc.
  Tranche B
  6.00%, due 12/20/13           3,862,321     3,858,702
  Tranche B1
  6.50%, due 12/21/15             998,189       998,189
Central Parking Corp.
  Letter Of Credit Term Loan
  2.563%, due 5/22/14             568,966       479,827
  Term Loan
  2.563%, due 5/22/14           1,566,735     1,321,279
Realogy Corp.
  Term Loan
  TBA, due 10/10/13 (c)         3,500,000     3,162,639
                                           ------------
                                             20,381,406
                                           ------------

CHEMICALS, PLASTICS & RUBBER 6.6%
Celanese U.S. Holdings LLC
  Synthetic Letter of Credit
  1.999%, due 4/2/14            1,745,931     1,707,739
  Dollar Term Loan
  2.042%, due 4/2/14            4,458,046     4,360,780
V  CF Industries, Inc.
  New Term Loan B
  5.75%, due 4/5/15            11,000,000    11,066,000
Gentek, Inc.
  Term Loan
  7.00%, due 10/29/14           1,654,501     1,661,223
Huntsman International LLC
  New Term Loan
  2.056%, due 4/21/14           1,326,369     1,275,801



12    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)

CHEMICALS, PLASTICS & RUBBER (CONTINUED)
INEOS U.S. Finance LLC
  Tranche A4 Term Loan
  7.001%, due 12/14/12        $ 1,690,211  $  1,702,888
  Tranche B2 Term Loan
  7.501%, due 12/16/13          1,791,149     1,787,232
  Tranche C2 Term Loan
  8.001%, due 12/16/14          1,790,657     1,786,741
ISP Chemco, Inc.
  Term Loan
  2.063%, due 6/4/14            4,813,875     4,674,432
Kraton Polymers LLC
  Term Loan
  2.313%, due 5/13/13             627,061       601,665
Lyondell Chemical Co.
  DIP Term Loan Roll Up
  TBA, due 6/3/10               2,500,000     2,733,333
Nalco Co.
  Term Loan
  6.50%, due 5/13/16            4,520,862     4,553,829
Polymer Group, Inc.
  Tranche 2 Extending
  7.00%, due 11/24/14           4,204,239     4,214,749
Rockwood Specialties Group,
  Inc.
  Tranche H
  6.00%, due 5/15/14            6,051,979     6,084,762
Solutia, Inc.
  Term Loan B
  4.75%, due 3/17/17            6,790,000     6,829,606
TPC Group LLC
  Incremental Term Loan B
  2.813%, due 6/27/13             852,612       797,192
  Term Loan B
  2.813%, due 6/27/13           2,526,022     2,361,831
Univar, Inc.
  Opco Term Loan
  3.273%, due 10/10/14          2,226,181     2,183,327
                                           ------------
                                             60,383,130
                                           ------------

CONTAINERS, PACKAGING & GLASS 3.5%
Berry Plastics Corp.
  Term Loan C
  2.257%, due 4/3/15            3,000,000     2,795,832
Crown Americas LLC
  Term B Dollar Loan
  2.004%, due 11/15/12          2,862,041     2,823,881
Graham Packaging Co., L.P.
  New Term Loan B
  2.504%, due 10/7/11             320,611       318,087
  Term Loan C
  6.75%, due 4/5/14             7,374,839     7,422,082
Graphic Packaging
  International, Inc.
  Term Loan B
  2.30%, due 5/16/14            3,376,989     3,318,736
  Term Loan C
  3.043%, due 5/16/14           4,857,673     4,827,312
Reynolds Group Holdings,
  Inc.
  Dollar Term Loan
  6.25%, due 11/5/15            5,962,500     5,981,878
Smurfit-Stone Container
  Enterprises, Inc.
  Tranche B Term Loan
  2.50%, due 11/1/11 (d)        3,154,698     3,123,151
  Tranche C Term Loan
  2.50%, due 11/1/11 (d)          291,580       289,576
  Tranche C1 Term Loan
  2.50%, due 11/1/11 (d)           88,157        87,551
  Revolver
  2.894%, due 11/2/09 (d)         675,626       675,626
  Canadian Revolver
  3.118%, due 11/1/09 (d)         224,623       224,623
  Offering Credit Link
  Deposit
  4.50%, due 11/1/10 (d)          135,935       134,576
                                           ------------
                                             32,022,911
                                           ------------


DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS &
  MINERALS 1.1%
V  Georgia-Pacific Corp.
  New Term Loan B
  2.267%, due 12/21/12          4,997,748     4,962,139
  Term Loan B1
  2.332%, due 12/20/12          2,039,226     2,024,697
  New Term Loan C
  3.526%, due 12/23/14          2,853,362     2,856,484
                                           ------------
                                              9,843,320
                                           ------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING 2.3%
V  Bucyrus International,
  Inc.
  Term Loan
  4.50%, due 2/19/16           11,000,000    11,052,954
Electrical Components
  International Holdings
  1st Lien Term Loan
  9.25%, due 5/1/13 (d)         2,467,070     1,874,973
Mueller Water Products, Inc.
  Term Loan B
  5.328%, due 5/23/14           1,730,954     1,731,387
Terex Corp.
  Term Loan
  4.04%, due 7/12/13            5,969,925     5,875,403
                                           ------------
                                             20,534,717
                                           ------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)

DIVERSIFIED/CONGLOMERATE SERVICE 3.8%
Dealer Computer Services,
  Inc.
  Term Loan B
  5.25%, due 4/21/17          $ 7,300,000  $  7,288,597
First Data Corp.
  Term Loan B1
  3.014%, due 9/24/14           3,855,457     3,466,684
  Term Loan B2
  3.032%, due 9/24/14             975,000       875,280
  Term Loan B3
  3.032%, due 9/24/14             992,366       891,393
Language Line LLC
  Term Loan B
  5.50%, due 11/4/15            3,917,500     3,928,927
ServiceMaster Co.
  Delayed Draw Term Loan
  2.75%, due 7/24/14              405,120       391,053
  Term Loan
  2.764%, due 7/24/14           4,068,075     3,926,823
SunGard Data Systems, Inc.
  Tranche A
  2.001%, due 2/28/14           4,780,106     4,614,299
  Tranche B
  3.875%, due 2/26/16           3,884,467     3,858,802
VeriFone, Inc.
  Term Loan B
  3.03%, due 10/31/13           1,342,500     1,315,650
Verint Systems, Inc.
  Term Loan B
  3.54%, due 5/25/14 (c)        3,860,643     3,704,608
                                           ------------
                                             34,262,116
                                           ------------

ECOLOGICAL 1.2%
Big Dumpster Merger Sub,
  Inc.
  Delayed Draw Term Loan B
  2.53%, due 2/5/13 (c)           331,011       261,499
  Term Loan B
  2.53%, due 2/5/13 (c)           786,152       621,060
Duratek, Inc.
  Term Loan B
  4.03%, due 6/7/13             1,558,739     1,534,059
EnergySolutions LLC
  Synthetic Letter of Credit
  0.27%, due 6/7/13               231,532       227,866
  Term Loan
  4.03%, due 6/7/13             3,248,894     3,197,454
IESI Corp.
  Term Loan
  2.016%, due 1/20/12           4,000,000     3,980,000
Synagro Technologies, Inc.
  Term Loan B
  2.26%, due 4/2/14               972,500       878,897
  2nd Lien Term Loan
  5.01%, due 10/2/14              750,000       604,375
                                           ------------
                                             11,305,210
                                           ------------

ELECTRONICS 1.0%
V  Flextronics
  International, Ltd.
  Term Loan B
  2.541%, due 10/1/12           4,463,149     4,364,590
  Term Loan A
  2.542%, due 10/1/14           3,883,929     3,739,252
  Delayed Draw A1A Term Loan
  2.553%, due 10/1/14           1,116,071     1,074,498
                                           ------------
                                              9,178,340
                                           ------------

FINANCE 0.7%
Brand Energy &
  Infrastructure Services,
  Inc.
  New Term Loan
  2.563%, due 2/7/14            2,292,601     2,212,360
Hertz Corp., (The)
  Synthetic Letter of Credit
  0.271%, due 12/21/12            153,131       151,004
  Tranche B Term Loan
  2.012%, due 12/21/12          3,103,301     3,060,200
MSCI, Inc.
  Term Loan B
  2.752%, due 11/20/14            387,079       385,627
Rental Services Corp.
  2nd Lien Term Loan
  3.80%, due 12/2/13              716,267       694,779
                                           ------------
                                              6,503,970
                                           ------------

GROCERY 0.8%
Roundy's Supermarkets, Inc.
  Extended Term Loan
  5.221%, due 11/3/13           3,477,284     3,495,713
SUPERVALU, Inc.
  Term Loan A
  1.165%, due 6/2/11            3,611,111     3,564,781
  Term Loan B1
  1.523%, due 6/1/12              600,000       590,209
                                           ------------
                                              7,650,703
                                           ------------

HEALTHCARE, EDUCATION & CHILDCARE 10.7%
AGA Medical Corp.
  Tranche B Term Loan
  2.282%, due 4/26/13 (c)       4,580,523     4,198,814



14    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)

HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Alliance Healthcare
  Services, Inc.
  Term Loan B
  5.50%, due 6/1/16           $ 7,231,875  $  7,215,300
AMR HoldCo., Inc.
  New Term Loan
  3.251%, due 4/8/15            4,250,000     4,263,281
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  3.54%, due 4/24/15            1,137,298     1,112,220
  Term Loan
  3.54%, due 4/24/15            4,689,474     4,586,071
Biomet, Inc.
  Term Loan B
  3.283%, due 3/25/15           6,859,733     6,753,023
V  Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  2.502%, due 7/25/14             488,934       475,058
  Term Loan
  2.502%, due 7/25/14           9,547,864     9,276,896
DaVita, Inc.
  Tranche B-1 Term Loan
  1.774%, due 10/5/12           3,230,815     3,187,738
Gentiva Health Services,
  Inc.
  Term Loan B
  2.023%, due 3/31/13 (c)       1,881,081     1,826,216
HCA, Inc.
  Term Loan B
  2.54%, due 11/18/13           7,566,658     7,360,466
Health Management
  Associates, Inc.
  Term Loan B
  2.04%, due 2/28/14            5,805,124     5,612,103
HealthSouth Corp.
  Term Loan B
  2.51%, due 3/11/13            2,380,391     2,333,278
  Extended Term Loan B
  4.01%, due 9/10/15            1,959,164     1,954,266
Mylan Laboratories, Inc.
  Term Loan B
  3.563%, due 10/2/14           7,889,072     7,871,543
Quintiles Transnational
  Corp.
  Term Loan B
  2.30%, due 3/31/13            2,433,771     2,386,110
  2nd Lien Term Loan C
  4.30%, due 3/31/14              500,000       492,500
Royalty Pharma Finance Trust
  Term Loan B
  2.54%, due 4/16/13            5,794,878     5,754,256
Rural/Metro Operating Co.
  LLC
  Term Loan
  7.00%, due 12/9/14            2,314,200     2,325,771
Select Medical Corp.
  Extended Term Loan B
  4.001%, due 8/22/14           2,485,578     2,435,867
Sun Healthcare Group, Inc.
  Synthetic Letter of Credit
  2.29%, due 4/21/14              413,793       397,034
  Term Loan B
  2.349%, due 4/21/14           1,847,328     1,772,511
Sunrise Medical Holdings,
  Inc.
  Term Loan B1
  6.25%, due 5/13/14 (c)        1,573,209     1,455,219
Vanguard Health Holding Co.
  LLC
  Term Loan B
  5.00%, due 1/29/16            6,500,000     6,512,187
Warner Chilcott Co. LLC
  Tranche B2
  5.75%, due 4/30/15            1,834,964     1,836,485
Warner Chilcott PLC
  Tranche A
  5.50%, due 10/30/14           1,784,746     1,785,483
  Incremental Term Loan
  5.75%, due 4/30/15              997,500       998,119
  Tranche B1
  5.75%, due 4/30/15            1,101,797     1,102,711
                                           ------------
                                             97,280,526
                                           ------------

HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE
  CONSUMER PRODUCTS 0.7%
Jarden Corp.
  Term Loan B1
  2.04%, due 1/24/12              391,036       388,243
  Term Loan B2
  2.04%, due 1/24/12              680,330       675,227
  Term Loan B4
  3.54%, due 1/26/15            2,669,567     2,675,269
National Bedding Co. LLC
  1st Lien Term Loan
  2.313%, due 2/28/13           2,858,962     2,778,554
                                           ------------
                                              6,517,293
                                           ------------

HOTELS, MOTELS, INNS & GAMING 1.3%
Las Vegas Sands LLC
  Delayed Draw Term Loan
  2.05%, due 5/23/14            1,078,695     1,018,692
  Term Loan B
  2.05%, due 5/23/14            3,782,577     3,572,172




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)

HOTELS, MOTELS, INNS & GAMING (CONTINUED)
Penn National Gaming, Inc.
  Term Loan B
  2.023%, due 10/3/12         $ 7,313,931  $  7,228,570
                                           ------------
                                             11,819,434
                                           ------------

INSURANCE 0.6%
Hub International Holdings,
  Inc.
  Delayed Draw Term Loan
  2.79%, due 6/13/14              176,124       166,261
  Initial Term Loan
  2.79%, due 6/13/14              783,547       739,668
Multiplan Merger Corp.
  Incremental Term Loan
  6.00%, due 4/12/13            4,250,000     4,250,000
                                           ------------
                                              5,155,929
                                           ------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT
  2.6%
AMC Entertainment, Inc.
  Term Loan
  2.013%, due 1/28/13           3,344,332     3,260,202
Bombardier Recreational
  Products, Inc.
  Term Loan
  3.254%, due 6/28/13 (c)       1,298,693     1,146,096
Cedar Fair, L.P.
  U.S. Term Loan
  2.273%, due 8/30/12             328,646       325,360
  U.S. Term B Extended
  4.273%, due 8/30/14           2,428,964     2,421,374
Cinemark USA, Inc.
  Extended Term Loan
  3.536%, due 4/29/16           4,872,095     4,867,174
Metro-Goldwyn-Mayer Studios,
  Inc.
  Tranche B Term Loan
  20.50%, due 4/9/12            2,940,709     1,351,809
Regal Cinemas Corp.
  Term Loan
  3.79%, due 10/28/13           7,747,604     7,737,463
Town Sports International,
  Inc.
  Term Loan
  2.063%, due 2/27/14           1,455,000     1,353,150
Universal City Development
  Partners, Ltd.
  Term Loan B
  5.50%, due 11/6/14            1,496,250     1,501,536
                                           ------------
                                             23,964,164
                                           ------------

MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-
  ELECTRONIC) 1.7%
Baldor Electric Co.
  Term Loan B
  5.25%, due 1/31/14            6,175,083     6,191,447
Gleason Corp.
  New U.S. Term Loan
  2.02%, due 6/30/13 (c)        1,414,578     1,386,287
Manitowoc Co., Inc. (The)
  Term Loan B
  7.50%, due 11/6/14            3,126,132     3,128,924
Rexnord Corp.
  Term Loan B
  2.813%, due 7/19/13           4,672,131     4,535,859
                                           ------------
                                             15,242,517
                                           ------------

MINING, STEEL, IRON & NON-PRECIOUS METALS 0.8%
Novelis, Inc.
  New Canadian Term Loan
  2.28%, due 7/6/14             1,367,578     1,321,636
  New U.S. Term Loan
  2.289%, due 7/6/14            3,008,819     2,907,740
Walter Industries, Inc.
  Term Loan
  2.508%, due 10/3/12           3,084,290     3,057,302
                                           ------------
                                              7,286,678
                                           ------------

OIL & GAS 1.3%
Dresser, Inc.
  Term Loan
  2.50%, due 5/4/14             4,811,158     4,678,822
  2nd Lien Term Loan
  6.00%, due 5/4/15             1,200,000     1,161,000
Energy Transfer Equity, L.P.
  Term Loan B
  2.006%, due 11/1/12           6,000,000     5,943,216
                                           ------------
                                             11,783,038
                                           ------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS (MANUFACTURING
  ONLY) 1.1%
Hillman Group, Inc.
  Term Loan B1
  3.01%, due 3/31/11              732,509       727,015
JohnsonDiversey, Inc.
  Term Loan B
  5.50%, due 11/24/15           6,448,838     6,489,143
Visant Corp.
  Term Loan C
  2.251%, due 10/4/11           2,836,724     2,810,130
                                           ------------
                                             10,026,288
                                           ------------

PERSONAL TRANSPORTATION 0.3%
United Airlines, Inc.
  Term Loan B
  2.357%, due 2/3/14            2,748,122     2,522,776
                                           ------------





16    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)

PERSONAL, FOOD & MISCELLANEOUS SERVICES 0.8%
Aramark Corp.
  Term Loan
  2.165%, due 1/27/14         $ 7,286,363  $  7,148,694
  Synthetic Letter of Credit
  2.167%, due 1/27/14             484,137       474,990
                                           ------------
                                              7,623,684
                                           ------------

PRINTING & PUBLISHING 3.0%
Affiliated Media, Inc.
  New Term Loan
  8.50%, due 3/19/14              463,698       435,876
Cenveo Corp.
  Delayed Draw Term Loan
  4.771%, due 6/21/13              56,479        56,531
  Term Loan C
  4.771%, due 6/21/13           1,549,337     1,550,770
Dex Media East LLC
  New Term Loan
  2.80%, due 10/24/14           1,736,908     1,542,126
F&W Publications, Inc. (aka
  New Publishing
  Acquisition, Inc.)
  Tranche B Term Loan
  6.50%, due 8/5/12 (d)         4,031,684     2,015,842
Hanley Wood LLC
  New Term Loan B
  2.531%, due 3/8/14            1,612,417       826,364
Lamar Media Corp.
  Term Loan B
  4.25%, due 12/30/16           3,500,000     3,505,835
Merrill Communications LLC
  Term Loan
  8.50%, due 12/24/12           5,129,990     4,764,479
Nielsen Finance LLC
  Class A Term Loan
  2.251%, due 8/9/13            3,715,550     3,617,437
  Class B Term Loan
  2.297%, due 5/2/16            1,000,000       987,344
Penton Media, Inc.
  New Term Loan B
  5.00%, due 8/1/14 (c)         5,340,569     3,992,075
R.H. Donnelley, Inc.
  New Term Loan
  9.25%, due 10/24/14           2,867,173     2,785,458
SuperMedia, Inc.
  Exit Term loan
  11.00%, due 12/31/15          1,121,758     1,048,716
                                           ------------
                                             27,128,853
                                           ------------

RETAIL STORE 3.0%
Michaels Stores, Inc.
  Term Loan B1
  2.538%, due 10/31/13          3,773,712     3,613,854
  Term Loan B2
  4.788%, due 7/31/16           2,533,613     2,493,835
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  2.252%, due 4/5/13            6,138,260     5,869,711
Pantry, Inc. (The)
  Delayed Draw Term Loan B
  2.03%, due 5/15/14              619,800       593,458
  Term Loan B
  2.03%, due 5/15/14            2,152,697     2,061,207
Petco Animal Supplies, Inc.
  Term Loan B
  2.534%, due 10/25/13          4,855,009     4,767,769
Pilot Travel Centers LLC
  Term Loan B
  TBA, due 11/24/15 (c)         1,500,000     1,509,107
QVC, Inc.
  Tranche 2-J
  3.761%, due 3/3/11            2,026,217     2,023,582
  Tranche 3-J
  4.261%, due 6/30/11             454,568       453,053
Yankee Candle Co., Inc.
  (The)
  Term Loan B
  2.28%, due 2/6/14             4,396,192     4,303,274
                                           ------------
                                             27,688,850
                                           ------------

TELECOMMUNICATIONS 2.0%
V  Intelsat Corp.
  Term Loan B2-A
  2.792%, due 1/3/14            4,598,790     4,506,097
  Term Loan B2-B
  2.792%, due 1/3/14            2,597,992     2,545,627
  Term Loan B2-C
  2.792%, due 1/3/14            2,597,992     2,545,628
MetroPCS Wireless, Inc.
  Term Loan B
  2.522%, due 11/4/13           3,953,912     3,859,247
Windstream Corp.
  Tranche B2
  3.06%, due 12/17/15           4,987,469     4,976,247
                                           ------------
                                             18,432,846
                                           ------------

TEXTILES & LEATHER 0.2%
Spring Windows Fashions LLC
  Term Loan B
  3.063%, due 12/31/12 (c)      2,415,100     2,300,383
                                           ------------






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)

UTILITIES 5.0%
AES Corp.
  Term Loan
  3.29%, due 8/10/11          $ 2,000,000  $  1,988,126
BRSP LLC
  Term Loan B
  7.50%, due 6/4/14             1,465,139     1,465,139
Calpine Corp.
  1st Priority Term Loan
  3.165%, due 3/29/14           7,771,527     7,481,027
Coleto Creek Power, L.P.
  Term Loan
  3.036%, due 6/28/13           1,111,097     1,043,042
  Synthetic Letter of Credit
  3.14%, due 6/28/13              107,499       100,915
Covanta Energy Corp.
  Synthetic Letter of Credit
  0.192%, due 2/10/14           1,480,657     1,454,005
  Term Loan B
  1.809%, due 2/10/14           2,917,357     2,864,845
Dynegy Holdings, Inc.
  Synthetic Letter of Credit
  4.03%, due 4/2/13               249,344       244,474
InfrastruX Group, Inc.
  Delayed Draw Term Loan
  8.00%, due 11/5/12            2,895,174     2,880,698
KGen LLC
  Synthetic Letter of Credit
  0.313%, due 2/8/14            1,687,500     1,590,469
  1st Lien Term Loan
  2.063%, due 2/10/14           2,721,094     2,564,631
Mirant North America LLC
  Term Loan
  2.023%, due 1/3/13            3,193,627     3,140,019
NRG Energy, Inc.
  Term Loan
  2.003%, due 12/9/13           2,041,742     1,998,588
  Synthetic Letter of Credit
  2.04%, due 12/9/13            4,073,778     3,987,675
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B2
  3.752%, due 10/10/14          1,925,316     1,576,593
  Term Loan B3
  3.752%, due 10/10/14          3,914,848     3,184,075
TPF Generation Holdings LLC
  Synthetic Revolver
  0.19%, due 12/15/11              95,091        91,984
  Synthetic Letter of Credit
  2.29%, due 12/13/13             303,342       293,429
  Term Loan B
  2.29%, due 12/15/13             766,092       741,057
  2nd Lien Term Loan C
  4.54%, due 12/15/14           1,600,000     1,475,200
TPF II LC LLC
  Term Loan B
  3.04%, due 10/15/14 (c)       1,491,190     1,453,911
USPF Holdings LLC
  Term Loan
  2.013%, due 4/11/14 (c)       2,259,405     2,233,987
  Synthetic Letter of Credit
  2.04%, due 4/11/14 (c)        1,300,000     1,285,375
                                           ------------
                                             45,139,264
                                           ------------
Total Floating Rate Loans
  (Cost $708,230,889)                       696,441,102
                                           ------------


FOREIGN FLOATING RATE LOANS 3.4% (B)
-------------------------------------------------------


BROADCASTING & ENTERTAINMENT 1.1%
V  UPC Financing Partnership
  Term Loan N
  2.18%, due 12/31/14           3,241,439     3,148,248
  Term Loan T
  3.93%, due 12/30/16           7,258,561     7,155,126
                                           ------------
                                             10,303,374
                                           ------------

CHEMICALS, PLASTICS & RUBBER 0.3%
Brenntag Holding GmbH & Co.
  Term Loan B2
  4.029%, due 1/20/14           1,797,596     1,793,102
  Acquisition Term Loan
  4.07%, due 1/20/14              892,043       889,813
                                           ------------
                                              2,682,915
                                           ------------

FINANCE 0.5%
Ashtead Group PLC
  Term Loan
  2.063%, due 8/31/11           4,059,000     4,018,410
                                           ------------


PRINTING & PUBLISHING 0.3%
Yell Group PLC
  New Term Loan B1
  4.023%, due 7/31/14           2,958,015     2,429,269
                                           ------------


RETAIL STORE 0.4%
Dollarama Group, L.P.
  Replacement Term Loan B
  2.023%, due 11/18/11          3,782,272     3,758,633
                                           ------------





18    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)

TELECOMMUNICATIONS 0.8%
Intelsat Subsidiary Holding
  Co.
  Tranche B Term Loan
  2.792%, due 7/3/13          $ 1,806,614  $  1,768,223
Telesat Canada
  U.S. Term I Loan
  3.28%, due 10/31/14           5,409,544     5,317,133
  U.S. Term II Loan
  3.28%, due 10/31/14             464,645       456,707
                                           ------------
                                              7,542,063
                                           ------------
Total Foreign Floating Rate
  Loans
  (Cost $31,406,499)                         30,734,664
                                           ------------


YANKEE BOND 0.5% (E)
-------------------------------------------------------

AEROSPACE & DEFENSE 0.5%
Bombardier, Inc.
  7.50%, due 3/15/18 (a)        4,200,000     4,452,000
                                           ------------
Total Yankee Bond
  (Cost $4,200,000)                           4,452,000
                                           ------------
Total Long-Term Bonds
  (Cost $806,665,190)                       798,460,474
                                           ------------



                                   SHARES

COMMON STOCKS 0.2%
-------------------------------------------------------


AUTOMOBILE 0.1%
Mark IV LLC (f)                    26,783       803,490
                                           ------------


BEVERAGE, FOOD & TOBACCO 0.0%++
Nellson Nutraceutical, Inc.
  (c)(f)                              379       265,300
                                           ------------


PERSONAL & NONDURABLE CONSUMER PRODUCTS
  (MANUFACTURING ONLY) 0.0%++
MEGA Brands, Inc. (g)             639,425       333,624
                                           ------------


PRINTING & PUBLISHING 0.1%
Affiliated Media, Inc. (f)         27,482       401,512
SuperMedia, Inc. (g)                5,307       238,284
                                           ------------
                                                639,796
                                           ------------
Total Common Stocks
  (Cost $3,988,741)                           2,042,210
                                           ------------


                                PRINCIPAL
                                   AMOUNT         VALUE

SHORT-TERM INVESTMENTS 16.3%
-------------------------------------------------------

COMMERCIAL PAPER 10.4%
Brown-Forman Corp.
  0.23%, due 5/19/10 (a)(h)   $ 2,000,000  $  1,999,770
DuPont E.I. De NeMours Co.
  0.18%, due 5/6/10 (a)(h)      5,175,000     5,174,871
  0.18%, due 5/10/10 (a)(h)     2,000,000     1,999,910
Electricite de France S.A.
  0.20%, due 5/19/10 (a)(h)     9,000,000     8,999,100
General Electric Capital
  Corp.
  0.18%, due 5/27/10 (h)       10,000,000     9,998,700
KfW International Finance,
  Inc.
  0.16%, due 5/3/10 (a)(h)      8,135,000     8,134,928
  0.17%, due 5/3/10 (a)(h)      2,930,000     2,929,972
National Rural Utility
  Cooperative Finance Corp.
  0.20%, due 5/12/10 (h)        9,000,000     8,999,450
Nestle Capital Corp.
  0.17%, due 5/20/10 (a)(h)    13,000,000    12,998,834
NSTAR Electric Co.
  0.20%, due 5/7/10 (h)         8,000,000     7,999,733
Pitney Bowes, Inc.
  0.18%, due 5/6/10 (a)(h)      7,000,000     6,999,825
Procter & Gamble
  International Funding
  0.19%, due 5/10/10 (a)(h)    10,000,000     9,999,525
Royal Bank of Canada
  0.17%, due 5/24/10 (h)        8,000,000     7,999,131
                                           ------------
Total Commercial Paper
  (Cost $94,233,749)                         94,233,749
                                           ------------

REPURCHASE AGREEMENTS 3.6%
BNP Paribas
  0.18%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $30,968,465
  (Collateralized by U.S.
  Government Agency
  Obligations with zero
  coupon rates and maturity
  dates of 4/15/30, with a
  Principal Amount of
  $87,428,000 and a Market
  Value of $31,587,625)        30,968,000    30,968,000




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                PRINCIPAL
                                   AMOUNT         VALUE
SHORT-TERM INVESTMENTS (CONTINUED)

REPURCHASE AGREEMENTS (CONTINUED)
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $2,020,869 (Collateralized
  by a United States
  Treasury Bill with a zero
  coupon rate and a maturity
  date of
  5/6/10, with a Principal
  Amount of $2,065,000 and a
  Market Value of
  $2,065,000)                 $ 2,020,867  $  2,020,867
                                           ------------
Total Repurchase Agreements
  (Cost $32,988,867)                         32,988,867
                                           ------------

U.S. GOVERNMENT & FEDERAL AGENCIES 2.3%
International Bank for
  Reconstruction &
  Development (Discount
  Note)
  0.10%, due 5/17/10 (h)       13,700,000    13,699,411
United States Treasury Bill
  0.142%, due 6/3/10 (h)        7,000,000     6,999,089
                                           ------------
Total U.S. Government &
  Federal Agencies
  (Cost $20,696,729)                         20,698,500
                                           ------------
Total Short-Term Investments
  (Cost $147,919,345)                       147,921,116
                                           ------------
Total Investments
  (Cost $958,573,276) (i)           104.1%  948,423,800
Other Assets, Less
  Liabilities                        (4.1)  (37,417,074)
                              -----------  ------------



Net Assets                          100.0% $911,006,726
                              ===========  ============










++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at April 30,
     2010. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(c)  Illiquid security.  The total market
     value of these securities at April 30,
     2010 is $43,470,199, which represents
     4.8% of the Fund's net assets.
(d)  Issue in default.
(e)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(f)  Fair valued security. The total market
     value of these securities at April 30,
     2010 is $1,470,302, which represents 0.2%
     of the Fund's net assets.
(g)  Non-income producing security.
(h)  Interest rate presented is yield to
     maturity.
(i)  At April 30, 2010, cost is $958,563,161
     for federal income tax purposes and net
     unrealized depreciation is as follows:





Gross unrealized appreciation      $ 10,846,882
Gross unrealized depreciation       (20,986,243)
                                   ------------
Net unrealized depreciation        $(10,139,361)
                                   ============






20    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.



ASSET VALUATION INPUTS



                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Corporate Bonds                                 $     --  $ 66,832,708    $       --  $ 66,832,708
  Floating Rate Loans                                   --   696,441,102            --   696,441,102
  Foreign Floating Rate Loans                           --    30,734,664            --    30,734,664
  Yankee Bonds                                          --     4,452,000            --     4,452,000
                                                  --------  ------------    ----------  ------------
Total Long-Term Bonds                                   --   798,460,474            --   798,460,474
                                                  --------  ------------    ----------  ------------
Common Stocks (b)                                  571,908            --     1,470,302     2,042,210
                                                  --------  ------------    ----------  ------------
Short-Term Investments
  Commercial Paper                                      --    94,233,749            --    94,233,749
  Repurchase Agreements                                 --    32,988,867            --    32,988,867
  U.S. Government & Federal Agencies                    --    20,698,500            --    20,698,500
                                                  --------  ------------    ----------  ------------
Total Short-Term Investments                            --   147,921,116            --   147,921,116
                                                  --------  ------------    ----------  ------------
Total Investments in Securities                   $571,908  $946,381,590    $1,470,302  $948,423,800
                                                  ========  ============    ==========  ============






(a) For detailed industry descriptions, see the Portfolio of Investments.



(b) The level 3 securities valued at $803,490, $401,512 and $265,300 are held in Automobiles, Media and Specialty Retail within the Common Stock section of the Portfolio of Investments.





At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2.



The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:



ASSET VALUATION INPUTS



                             BALANCE                             CHANGE IN                              NET        NET     BALANCE
                               AS OF     ACCRUED  REALIZED      UNREALIZED                        TRANSFERS  TRANSFERS       AS OF
 INVESTMENTS IN          OCTOBER 31,   DISCOUNTS      GAIN    APPRECIATION         NET       NET      IN TO     OUT OF   APRIL 30,
 SECURITIES                     2009  (PREMIUMS)    (LOSS)  (DEPRECIATION)   PURCHASES     SALES    LEVEL 3    LEVEL 3        2010
Long-Term Investments
  Common Stocks
     Automobiles            $     --    $     --  $     --       $(199,494) $1,002,984  $     --   $     --   $     --  $  803,490
     Media                        --          --        --        (434,991)    836,503        --         --         --     401,512
     Special Retail          265,300          --        --              --          --        --         --         --     265,300
                            --------    --------  --------       ---------  ----------  --------   --------   --------  ----------
Total                       $265,300         $--       $--       $(634,485) $1,839,487       $--        $--        $--  $1,470,302
                            ========    ========  ========       =========  ==========  ========   ========   ========  ==========

                              CHANGE IN
                             UNREALIZED
                           APPRECIATION
                         (DEPRECIATION)
                                   FROM
                            INVESTMENTS
                          STILL HELD AT
 INVESTMENTS IN               APRIL 30,
 SECURITIES                    2010 (A)
Long-Term Investments
  Common Stocks
     Automobiles              $(199,494)
     Media                     (434,991)
     Special Retail                  --
                              ---------
Total                         $(634,485)
                              =========






(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED






ASSETS:
Investment in securities, at value
  (identified cost $958,573,276)     $948,423,800
Cash                                    9,308,000
Unrealized appreciation on unfunded
  commitments                              22,458
Receivables:
  Investment securities sold           19,912,719
  Fund shares sold                     13,413,138
  Dividends and interest                3,969,157
Other assets                               89,659
                                     ------------
     Total assets                     995,138,931
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      80,746,213
  Fund shares redeemed                  1,842,759
  Manager (See Note 3)                    428,951
  NYLIFE Distributors (See Note 3)        231,395
  Shareholder communication               119,748
  Transfer agent (See Note 3)             109,708
  Professional fees                        50,571
  Custodian                                 5,412
  Trustees                                  2,374
Accrued expenses                            2,426
Dividend payable                          592,648
                                     ------------
     Total liabilities                 84,132,205
                                     ------------
Net assets                           $911,006,726
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     97,389
Additional paid-in capital            978,802,169
                                     ------------
                                      978,899,558
Accumulated distributions in excess
  of net investment income               (118,535)
Accumulated net realized loss on
  investments                         (57,647,279)
Net unrealized depreciation on
  investments                         (10,149,476)
Net unrealized appreciation on
  unfunded commitments                     22,458
                                     ------------
Net assets                           $911,006,726
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 22,345,439
                                     ============
Shares of beneficial interest
  outstanding                           2,389,172
                                     ============
Net asset value per share
  outstanding                        $       9.35
Maximum sales charge (3.00% of
  offering price)                            0.29
                                     ------------
Maximum offering price per share
  outstanding                        $       9.64
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $408,685,446
                                     ============
Shares of beneficial interest
  outstanding                          43,696,185
                                     ============
Net asset value per share
  outstanding                        $       9.35
Maximum sales charge (3.00% of
  offering price)                            0.29
                                     ------------
Maximum offering price per share
  outstanding                        $       9.64
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 19,052,138
                                     ============
Shares of beneficial interest
  outstanding                           2,035,663
                                     ============
Net asset value and offering price
  per share outstanding              $       9.36
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $163,251,832
                                     ============
Shares of beneficial interest
  outstanding                          17,449,222
                                     ============
Net asset value and offering price
  per share outstanding              $       9.36
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $297,671,871
                                     ============
Shares of beneficial interest
  outstanding                          31,818,487
                                     ============
Net asset value and offering price
  per share outstanding              $       9.36
                                     ============






22    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED




INVESTMENT INCOME:
INCOME:
  Interest                            $17,597,981
  Dividends                                28,984
                                      -----------
     Total income                      17,626,965
                                      -----------
EXPENSES:
  Manager (See Note 3)                  2,329,071
  Distribution/Service--Investor
     Class (See Note 3)                    25,793
  Distribution/Service--Class A (See
     Note 3)                              445,673
  Distribution/Service--Class B (See
     Note 3)                               95,767
  Distribution/Service--Class C (See
     Note 3)                              709,444
  Transfer agent (See Note 3)             371,509
  Professional fees                        88,699
  Registration                             54,973
  Shareholder communication                53,834
  Custodian                                16,887
  Trustees                                 13,040
  Miscellaneous                            29,236
                                      -----------
     Total expenses                     4,233,926
                                      -----------
Net investment income                  13,393,039
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments         (447,638)
Net change in unrealized
  appreciation/(depreciation) on
  investments and unfunded
  commitments                          33,106,005
                                      -----------
Net realized and unrealized gain on
  investments and unfunded
  commitments                          32,658,367
                                      -----------
Net increase in net assets resulting
  from operations                     $46,051,406
                                      ===========







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009






                                       2010           2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  13,393,039  $  20,541,412
 Net realized loss on
  investments                      (447,638)    (7,443,031)
 Net change in unrealized
  depreciation on
  investments and unfunded
  commitments                    33,106,005    106,153,544
                              ----------------------------
 Net increase in net assets
  resulting from operations      46,051,406    119,251,925
                              ----------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                 (351,658)      (602,935)
    Class A                      (6,250,100)   (10,469,233)
    Class B                        (254,743)      (565,130)
    Class C                      (1,871,041)    (3,229,882)
    Class I                      (4,447,551)    (5,649,888)
                              ----------------------------
 Total dividends to
  shareholders                  (13,175,093)   (20,517,068)
                              ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        247,528,177    314,852,950
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       9,835,031     14,948,031
 Cost of shares redeemed
  (a)                          (102,425,138)  (193,803,240)
                              ----------------------------
    Increase in net assets
     derived from capital
     share transactions         154,938,070    135,997,741
                              ----------------------------
    Net increase in net
     assets                     187,814,383    234,732,598
NET ASSETS:
Beginning of period             723,192,343    488,459,745
                              ----------------------------
End of period                 $ 911,006,726  $ 723,192,343
                              ============================
Accumulated distributions in
 excess of net investment
 income at end of period      $    (118,535) $    (336,481)
                              ============================





(a) Cost of shares redeemed net of redemption fees of $18,776 and $73,001 for the six-month period ended April 30, 2010 and the year ended October 31, 2009. (See Note 2(I)).





24    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS




                                                             INVESTOR CLASS
                                           -------------------------------------------------
                                                                                   FEBRUARY
                                           SIX MONTHS                             28, 2008**
                                              ENDED           YEAR ENDED           THROUGH
                                            APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                              2010*              2009                2008
Net asset value at beginning of
  period                                     $  8.97            $  7.61            $  8.94
                                             -------            -------            -------
Net investment income                           0.15               0.29               0.28
Net realized and unrealized gain
  (loss) on investments                         0.38               1.36              (1.33)
                                             -------            -------            -------
Total from investment operations                0.53               1.65              (1.05)
                                             -------            -------            -------
Less dividends:
  From net investment income                   (0.15)             (0.29)             (0.28)
                                             -------            -------            -------
Redemption fee (d)                              0.00 ++            0.00 ++            0.00 ++
                                             -------            -------            -------
Net asset value at end of period             $  9.35            $  8.97            $  7.61
                                             =======            =======            =======
Total investment return (b)                     6.01%(c)          22.32%            (12.19%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         3.46%++            3.63%              4.43% ++
  Net expenses                                  1.10%++            1.19%              1.05% ++
Portfolio turnover rate                            7%                17%                10%
Net assets at end of period (in
  000's)                                     $22,345            $20,191            $14,586








                                                                                  CLASS B
                                           -------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                               YEAR ENDED OCTOBER 31,
                                              2010*            2009           2008           2007           2006           2005
Net asset value at beginning of
  period                                     $  8.97         $  7.61        $  9.65        $  9.93        $  9.99        $ 10.03
                                             -------         -------        -------        -------        -------        -------
Net investment income                           0.12            0.23           0.39           0.55           0.51           0.33 (a)
Net realized and unrealized gain
  (loss) on investments                         0.39            1.36          (2.03)         (0.28)         (0.06)         (0.04)
                                             -------         -------        -------        -------        -------        -------
Total from investment operations                0.51            1.59          (1.64)          0.27           0.45           0.29
                                             -------         -------        -------        -------        -------        -------
Less dividends:
  From net investment income                   (0.12)          (0.23)         (0.40)         (0.55)         (0.51)         (0.33)
                                             -------         -------        -------        -------        -------        -------
Redemption fee (d)                              0.00 ++         0.00 ++        0.00 ++        0.00 ++        0.00 ++        0.00 ++
                                             -------         -------        -------        -------        -------        -------
Net asset value at end of period             $  9.36         $  8.97        $  7.61        $  9.65        $  9.93        $  9.99
                                             =======         =======        =======        =======        =======        =======
Total investment return (b)                     5.73%(c)       21.41%        (17.66%)         2.88%          4.66%          2.95%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         2.70%++         2.95%          4.51%          5.59%          5.20%          3.36%
  Net expenses                                  1.85%++         1.94%          1.79%          1.76%          1.75%          1.79%
Portfolio turnover rate                            7%             17%            10%            29%             8%            13%
Net assets at end of period (in
  000's)                                     $19,052         $20,289        $20,703        $47,141        $53,466        $62,196






*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The redemption fee was discontinued, as of April 1, 2010.





26    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS




                                                     CLASS A
      ----------------------------------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                                       YEAR ENDED OCTOBER 31,
         2010*              2009              2008              2007              2006              2005

       $   8.97           $   7.61          $   9.65          $   9.93          $   9.99          $  10.03
       --------           --------          --------          --------          --------          --------
           0.17               0.31              0.46              0.62              0.59              0.40 (a)
           0.37               1.36             (2.03)            (0.28)            (0.06)            (0.03)
       --------           --------          --------          --------          --------          --------
           0.54               1.67             (1.57)             0.34              0.53              0.37
       --------           --------          --------          --------          --------          --------

          (0.16)             (0.31)            (0.47)            (0.62)            (0.59)            (0.41)
       --------           --------          --------          --------          --------          --------
           0.00 ++            0.00 ++           0.00 ++           0.00 ++           0.00 ++           0.00 ++
       --------           --------          --------          --------          --------          --------
       $   9.35           $   8.97          $   7.61          $   9.65          $   9.93          $   9.99
       ========           ========          ========          ========          ========          ========
           6.06%(c)          22.53%           (16.91%)            3.65%             5.34%             3.72%

           3.56%++            3.80%             5.36%             6.34%             5.95%             4.11%
           0.99%++            1.01%             1.00%             1.01%             1.00%             1.04%
              7%                17%               10%               29%                8%               13%
       $408,685           $338,350          $245,193          $631,749          $692,411          $505,726






                                                     CLASS C
      ----------------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                                       YEAR ENDED OCTOBER 31,
         2010*              2009              2008              2007              2006              2005

       $   8.97           $   7.61          $   9.65          $   9.93          $   9.99          $  10.03
       --------           --------          --------          --------          --------          --------
           0.12               0.24              0.39              0.55              0.51              0.33 (a)
           0.39               1.35             (2.03)            (0.28)            (0.06)            (0.04)
       --------           --------          --------          --------          --------          --------
           0.51               1.59             (1.64)             0.27              0.45              0.29
       --------           --------          --------          --------          --------          --------

          (0.12)             (0.23)            (0.40)            (0.55)            (0.51)            (0.33)
       --------           --------          --------          --------          --------          --------
           0.00 ++            0.00 ++           0.00 ++           0.00 ++           0.00 ++           0.00 ++
       --------           --------          --------          --------          --------          --------
       $   9.36           $   8.97          $   7.61          $   9.65          $   9.93          $   9.99
       ========           ========          ========          ========          ========          ========
           5.61%(c)          21.41%           (17.66%)            2.88%             4.66%             2.94%

           2.69%++            2.89%             4.52%             5.59%             5.20%             3.36%
           1.85%++            1.94%             1.79%             1.76%             1.75%             1.79%
              7%                17%               10%               29%                8%               13%
       $163,252           $132,105          $104,048          $232,130          $242,469          $168,021








The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS




                                                                               CLASS I
                                           -------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                           YEAR ENDED OCTOBER 31,
                                              2010*           2009           2008           2007          2006       2005
Net asset value at beginning of
  period                                    $   8.97        $   7.61       $   9.65       $  9.93       $  9.99     $10.03
                                            --------        --------       --------       -------       -------     ------
Net investment income                           0.17            0.33           0.50          0.66          0.61       0.43 (a)
Net realized and unrealized gain
  (loss) on investments                         0.39            1.36          (2.04)        (0.28)        (0.06)     (0.04)
                                            --------        --------       --------       -------       -------     ------
Total from investment operations                0.56            1.69          (1.54)         0.38          0.55       0.39
                                            --------        --------       --------       -------       -------     ------
Less dividends:
  From net investment income                   (0.17)          (0.33)         (0.50)        (0.66)        (0.61)     (0.43)
                                            --------        --------       --------       -------       -------     ------
Redemption fee (d)                              0.00 ++         0.00 ++        0.00 ++       0.00 ++       0.00 ++    0.00 ++
                                            --------        --------       --------       -------       -------     ------
Net asset value at end of period            $   9.36        $   8.97       $   7.61       $  9.65       $  9.93     $ 9.99
                                            ========        ========       ========       =======       =======     ======
Total investment return (b)                     6.20%(c)       22.84%        (16.67%)        3.89%         5.71%      3.98%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         3.82%++         3.97%          5.33%         6.68%         6.20%      4.36%
  Net expenses                                  0.74%++         0.77%          0.71%         0.67%         0.75%      0.79%
Portfolio turnover rate                            7%             17%            10%           29%            8%        13%
Net assets at end of period (in
  000's)                                    $297,672        $212,257       $103,930       $61,992       $47,743     $9,284







*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The redemption fee was discontinued, as of April 1, 2010.





28    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED



NOTE 1--ORGANIZATION AND BUSINESS:



MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Floating Rate Fund (the "Fund"), a diversified fund. The Fund is the successor of the MainStay Floating Rate Fund, a series of Eclipse Funds Inc. (the "Predecessor Fund"). The reorganization of the Predecessor Fund with and into the Fund, which was not subject to shareholder approval under applicable law, occurred on February 26, 2010. All information regarding and references to periods prior to the commencement of operations of the Fund relate to the Predecessor Fund.



The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within four years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Investor Class or Class A shares four years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.



The Fund's investment objective is to seek to provide high current income.



NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:



The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.



(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").



Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans.



Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.



Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund held securities with a value of $1,470,302 that were valued in such a manner.



Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector,



                                                   mainstayinvestments.com    29
significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.



"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.



- Level 1--quoted prices in active markets for identical investments



- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)



- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)



The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.



The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.



Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined in Note 3(A) might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.



(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.



Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's


30    MainStay Floating Rate Fund
federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.



(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.



(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.



Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.



(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.



(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.



(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.



When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.



(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").



The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.



The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.



Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)



(I) REDEMPTION FEE. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are



                                                   mainstayinvestments.com    31
included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.



(J) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.



The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value could go down and you could lose money.



(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.



(L) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.





The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2010.



REALIZED GAIN (LOSS)



                                       STATEMENT OF     EQUITY
                                         OPERATIONS  CONTRACTS
                                           LOCATION       RISK  TOTAL
Rights             Net realized loss on investments        $19    $19
                                                     ----------------
Total Realized
  Gain                                                     $19    $19
                                                     ================





NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)



                                    EQUITY
                                 CONTRACTS
                                      RISK       TOTAL
Rights (2)                      0 - 83,766  0 - 83,766
                                ======================





(1) Amount disclosed represents the minimum and maximum held during the six-month period.



(2) Amount(s) represent(s) number of contracts or number of shares/units.





NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:



(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.



The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $1 billion and 0.575% on assets in excess of $1 billion.



The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the six-month period ended April 30, 2010.



For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $2,329,071.



State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.



(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an


32    MainStay Floating Rate Fund
indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.



Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.



The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.



(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $4,336 and $37,527, respectively for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $15, $5,517, $11,066 and $26,830, respectively, for the six-month period ended April 30, 2010.



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:



Investor Class                         $ 18,986
-----------------------------------------------
Class A                                 123,164
-----------------------------------------------
Class B                                  17,660
-----------------------------------------------
Class C                                 129,750
-----------------------------------------------
Class I                                  81,949
-----------------------------------------------





(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.



(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:



Class A                         $13,779,370    3.4%
--------------------------------------------------
Class C                               1,176    0.0++
--------------------------------------------------
Class I                               1,248    0.0++
--------------------------------------------------





++ Less than one-tenth of a percent.



(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $18,660.



NOTE 4--FEDERAL INCOME TAX:



At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $57,209,756 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.





      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2012              $   229
           2013                3,166
           2014                1,437
           2015               14,042
           2016               30,852
           2017                7,484
---------------------------------- -----
          Total              $57,210
---------------------------------- -----





The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:



                                            2009
Distributions paid from:
  Ordinary Income                    $20,517,068
------------------------------------------------







                                                   mainstayinvestments.com    33

NOTE 5--COMMITMENTS AND CONTINGENCIES:



At April 30, 2010, the Fund had unfunded loan commitments pursuant to the following loan agreements:



                               UNFUNDED    UNREALIZED
 BORROWER                    COMMITMENT  APPRECIATION
Smurfit-Stone Container
  Enterprises, Inc.
  Exit Term Loan B
  due 2/22/16                $6,000,000       $22,458
-----------------------------------------------------
Total                        $6,000,000       $22,458
-----------------------------------------------------





Each of these commitments is available until the maturity date of the security.



NOTE 6--CUSTODIAN:



State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.



NOTE 7--LINE OF CREDIT:



The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.



The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.



NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):



During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $282,833 and $48,418 respectively.



NOTE 9--CAPITAL SHARE TRANSACTIONS:



 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                      316,573  $   2,905,653
Shares issued to
  shareholders in
  reinvestment of dividends       36,656        335,914
Shares redeemed                 (255,640)    (2,334,884)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                      97,589        906,683
Shares converted into
  Investor Class (See Note
  1)                             162,288      1,486,145
Shares converted from
  Investor Class (See Note
  1)                            (122,065)    (1,116,528)
                             --------------------------
Net increase                     137,812  $   1,276,300
                             ==========================
Year ended October 31,
  2009:
Shares sold                      621,695  $   5,051,927
Shares issued to
  shareholders in
  reinvestment of dividends       71,701        572,545
Shares redeemed                 (540,765)    (4,257,327)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                     152,631      1,367,145
Shares converted into
  Investor Class (See Note
  1)                             371,044      2,903,552
Shares converted from
  Investor Class (See Note
  1)                            (189,252)    (1,603,624)
                             --------------------------
Net increase                     334,423  $   2,667,073
                             ==========================


 CLASS A                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                   14,819,608  $ 136,376,020

Shares issued to
  shareholders in
  reinvestment of dividends      455,337      4,176,138

Shares redeemed               (6,885,567)   (62,986,068)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                   8,389,378     77,566,090

Shares converted into Class
  A (See Note 1)                 280,634      2,559,502

Shares converted from Class
  A (See Note 1)                 (50,254)      (466,860)

Shares converted from Class
  A (a)                       (2,653,153)   (24,329,410)
                             --------------------------


Net increase                   5,966,605  $  55,329,322
                             ==========================


Year ended October 31,
  2009:

Shares sold                   21,167,269  $ 169,838,447

Shares issued to
  shareholders in
  reinvestment of dividends      833,402      6,629,136

Shares redeemed              (16,855,822)  (134,432,276)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                   5,144,849     42,035,307

Shares converted into Class
  A (See Note 1)                 503,694      4,134,469

Shares converted from Class
  A (See Note 1)                (151,827)    (1,175,334)
                             --------------------------


Net increase                   5,496,716  $  44,994,442
                             ==========================





34    MainStay Floating Rate Fund

 CLASS B                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                      256,739  $   2,360,356

Shares issued to
  shareholders in
  reinvestment of dividends       23,171        212,407

Shares redeemed                 (234,684)    (2,147,418)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                      45,226        425,345

Shares converted from Class
  B (See Note 1)                (270,481)    (2,462,259)
                             --------------------------


Net decrease                    (225,255) $  (2,036,914)
                             ==========================


Year ended October 31,
  2009:

Shares sold                      674,434  $   5,487,250

Shares issued to
  shareholders in
  reinvestment of dividends       58,377        460,250

Shares redeemed                 (658,005)    (5,145,435)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                      74,806        802,065

Shares converted from Class
  B (See Note 1)                (533,376)    (4,259,063)
                             --------------------------


Net decrease                    (458,570) $  (3,456,998)
                             ==========================



 CLASS C                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    4,806,463  $  44,131,630

Shares issued to
  shareholders in
  reinvestment of dividends      130,885      1,200,044

Shares redeemed               (2,214,420)   (20,218,902)
                             --------------------------


Net increase                   2,722,928  $  25,112,772
                             ==========================


Year ended October 31,
  2009:

Shares sold                    5,869,742  $  47,315,775

Shares issued to
  shareholders in
  reinvestment of dividends      253,730      2,012,712

Shares redeemed               (5,067,606)   (40,167,184)
                             --------------------------


Net increase                   1,055,866  $   9,161,303
                             ==========================



 CLASS I                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    6,679,578  $  61,754,518

Shares issued to
  shareholders in
  reinvestment of dividends      426,649      3,910,528

Shares redeemed               (1,602,778)   (14,737,866)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                   5,503,449     50,927,180

Shares converted into Class
  I (a)                        2,653,153     24,329,410
                             --------------------------


Net increase                   8,156,602  $  75,256,590
                             ==========================


Year ended October 31,
  2009:

Shares sold                   10,629,149  $  87,159,551

Shares issued to
  shareholders in
  reinvestment of dividends      652,317      5,273,388

Shares redeemed               (1,275,274)    (9,801,018)
                             --------------------------


Net increase                  10,006,192  $  82,631,921
                             ==========================







(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:



  - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and



  - All Class B and C shares are ineligible for a voluntary conversion.



These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.



An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.



NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:



In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.



NOTE 11--SUBSEQUENT EVENTS:



In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.




                                                   mainstayinvestments.com    35

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).


36    MainStay Floating Rate Fund

MAINSTAY FUNDS



MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.




EQUITY FUNDS


MainStay 130/30 Core Fund


MainStay 130/30 Growth Fund


MainStay Common Stock Fund


MainStay Epoch U.S. All Cap Fund


MainStay Epoch U.S. Equity Fund


MainStay Equity Index Fund(1)


MAINSTAY GROWTH EQUITY FUND


MAINSTAY ICAP EQUITY FUND


MAINSTAY ICAP SELECT EQUITY FUND


MAINSTAY LARGE CAP GROWTH FUND


MAINSTAY MAP FUND


MAINSTAY S&P 500 INDEX FUND


MAINSTAY U.S. SMALL CAP FUND



INCOME FUNDS


MainStay Cash Reserves Fund


MainStay Diversified Income Fund


MainStay Floating Rate Fund


MainStay Government Fund


MainStay High Yield Corporate Bond Fund


MainStay High Yield Municipal Bond Fund


MainStay High Yield Opportunities Fund


MainStay Indexed Bond Fund


MainStay Intermediate Term Bond Fund


MainStay Money Market Fund


MainStay Principal Preservation Fund


MainStay Short Term Bond Fund


MainStay Tax Free Bond Fund



BLENDED FUNDS


MainStay Balanced Fund


MainStay Convertible Fund


MainStay Income Builder Fund



INTERNATIONAL FUNDS


MainStay 130/30 International Fund


MainStay Epoch Global Choice Fund


MainStay Epoch Global Equity Yield Fund


MainStay Epoch International Small Cap Fund


MainStay Global High Income Fund


MainStay ICAP Global Fund


MainStay ICAP International Fund


MainStay International Equity Fund




ASSET ALLOCATION FUNDS


MainStay Conservative Allocation Fund


MainStay Growth Allocation Fund


MainStay Moderate Allocation Fund


MainStay Moderate Growth Allocation Fund



RETIREMENT FUNDS


MainStay Retirement 2010 Fund


MainStay Retirement 2020 Fund


MainStay Retirement 2030 Fund


MainStay Retirement 2040 Fund


MainStay Retirement 2050 Fund



MANAGER



NEW YORK LIFE INVESTMENT MANAGEMENT LLC


New York, New York



SUBADVISORS



EPOCH INVESTMENT PARTNERS, INC.


New York, New York



INSTITUTIONAL CAPITAL LLC(2)


Chicago, Illinois



MACKAY SHIELDS LLC(2)


New York, New York



MADISON SQUARE INVESTORS LLC(2)


New York, New York



MARKSTON INTERNATIONAL LLC


White Plains, New York



WINSLOW CAPITAL MANAGEMENT, INC.


Minneapolis, Minnesota



LEGAL COUNSEL



DECHERT LLP



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



KPMG LLP



1. Closed to new investors and new purchases as of January 1, 2002.


2. An affiliate of New York Life Investment Management LLC.




                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM



     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.



     This report may be distributed only when preceded or accompanied by a current Fund prospectus.





     2010 by NYLIFE Distributors LLC. All rights reserved.




-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------





     NYLIM-AO18328 MS121-10                                         MSFR10-06/10


                                                                              A4

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY GROWTH EQUITY FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY GROWTH EQUITY FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------
FINANCIAL STATEMENTS                       13
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        25
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       25



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               SIX      ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR    (11/4/05)
-------------------------------------------------------
With sales charges           4.09%   21.11%     -0.41%
Excluding sales charges     10.15    28.16       0.85




(With sales charges)


(PERFORMANCE GRAPH)

              MAINSTAY GROWTH    RUSSELL 1000(R)
                EQUITY FUND        GROWTH INDEX
              ---------------    ---------------
11/4/05             9450              10000
                   10017              10553
                   11123              11846
                   11495              11818
                    7660               8087
4/30/10             9818              11173



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               SIX      ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR    (11/4/05)
-------------------------------------------------------
With sales charges           4.22%   21.27%     -0.35%
Excluding sales charges     10.29    28.33       0.92




(With sales charges)


(PERFORMANCE GRAPH)

                         MAINSTAY GROWTH    RUSSELL 1000(R)
                           EQUITY FUND        GROWTH INDEX
                         ---------------    ---------------
11/4/05                       23625              25000
                              25043              26382
                              27807              29614
                              28762              29545
                              19181              20218
4/30/10                       24614              27934



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               SIX      ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR    (11/4/05)
-------------------------------------------------------
With sales charges          4.62%    22.05%     -0.38%
Excluding sales charges     9.62     27.05       0.07




(With sales charges)


(PERFORMANCE GRAPH)

            MAINSTAY GROWTH    RUSSELL 1000(R)
              EQUITY FUND        GROWTH INDEX
            ---------------    ---------------
11/4/05          10000              10000
                 10560              10553
                 11640              11846
                 11903              11818
                  7895               8087
4/30/10           9832              11173







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               SIX      ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR    (11/4/05)
-------------------------------------------------------
With sales charges          8.73%    26.18%      0.09%
Excluding sales charges     9.73     27.18       0.09




(With sales charges)

                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

              MAINSTAY GROWTH    RUSSELL 1000(R)
                EQUITY FUND        GROWTH INDEX
              ---------------    ---------------
11/4/05            10000              10000
                   10560              10553
                   11640              11846
                   11903              11818
                    7895               8087
4/30/10            10040              11173



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL      SIX      ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR    (11/4/05)
----------------------------------------------
                   10.49%   28.77%      1.22%




                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

                                 MAINSTAY GROWTH    RUSSELL 1000(R)
                                   EQUITY FUND        GROWTH INDEX
                                 ---------------    ---------------
11/4/05                               10000              10000
                                      10610              10553
                                      11808              11846
                                      12255              11818
                                       8202               8087
4/30/10                               10561              11173



BENCHMARK PERFORMANCE                        SIX       ONE       SINCE
                                           MONTHS     YEAR     INCEPTION
Russell 1000(R) Growth Index(3)            15.79%    38.16%      2.50%
Average Lipper large-cap growth fund(4)    14.71     34.87       0.68





   A shares from inception through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Growth Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH EQUITY FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,101.50        $ 7.92         $1,017.30         $ 7.60
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,102.90        $ 6.31         $1,018.80         $ 6.06
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,096.20        $11.80         $1,013.50         $11.33
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,098.60        $11.81         $1,013.50         $11.33
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,104.90        $ 5.06         $1,020.00         $ 4.86
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.52% for Investor Class, 1.21% for Class A, 2.27% for Class B and Class C and 0.97% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Computers & Peripherals                  8.1%
IT Services                              7.8
Software                                 7.8
Communications Equipment                 5.4
Machinery                                5.3
Health Care Providers & Services         5.2
Energy Equipment & Services              4.3
Pharmaceuticals                          4.2
Beverages                                3.7
Biotechnology                            3.6
Internet Software & Services             3.4
Hotels, Restaurants & Leisure            3.3
Health Care Equipment & Supplies         3.2
Food & Staples Retailing                 3.1
Internet & Catalog Retail                3.1
Road & Rail                              2.5
Aerospace & Defense                      2.3
Exchange Traded Funds                    2.2
Capital Markets                          2.1
Semiconductors & Semiconductor
  Equipment                              2.1
Household Products                       2.0
Media                                    1.6
Specialty Retail                         1.4
Textiles, Apparel & Luxury Goods         1.4
Wireless Telecommunication Services      1.4
Consumer Finance                         1.3
Diversified Financial Services           1.2
Metals & Mining                          1.2
Oil, Gas & Consumable Fuels              1.2
Household Durables                       1.1
Multiline Retail                         1.0
Food Products                            0.9
Construction & Engineering               0.5
Electronic Equipment & Instruments       0.5
Chemicals                                0.3
Short-Term Investment                    0.4
Other Assets, Less Liabilities          -0.1
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 10 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Microsoft Corp.
    2.  Apple, Inc.
    3.  Hewlett-Packard Co.
    4.  PepsiCo, Inc.
    5.  McDonald's Corp.
    6.  International Business Machines Corp.
    7.  Union Pacific Corp.
    8.  Cisco Systems, Inc.
    9.  Oracle Corp.
   10.  Abbott Laboratories





8    MainStay Growth Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER HARISH KUMAR, PHD, CFA, OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GROWTH EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Growth Equity Fund returned 10.15% for Investor Class shares, 10.29% for Class A shares, 9.62% for Class B shares and 9.73% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 10.49%. All share classes underperformed the 14.71% return of the average Lipper(1) large-cap growth fund and the 15.79% return of the Russell 1000(R) Growth Index(2) for the six months ended April 30, 2010. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund underperformed the Russell 1000(R) Growth Index primarily because of stock selection in the health care and consumer staples sectors.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK?

On an absolute basis, the industries that made the strongest contributions to the Fund's performance were computers & peripherals, software and machinery. Industries that detracted on an absolute basis included food & staples retailing, capital markets and multiline retail.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG PERFORMERS AND WHICH STOCKS WERE WEAK?

The stocks that were the strongest contributors to the Fund's absolute performance included information technology companies Apple and Microsoft and rail transportation provider Union Pacific. On an absolute basis, major detractors included retail drugstore chain CVS Caremark, digital wireless telecommunications company Qualcomm and medical products supplier Baxter International.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, we initiated new positions for the Fund in diversified consumer products manufacturer Procter & Gamble and Internet software & services provider Yahoo! Significant sales during the reporting period included aerospace & defense company United Technologies and agricultural chemicals manufacturer Monsanto.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings relative to the Russell 1000(R) Growth Index in the health care and information technology sectors. Over the same period, we decreased the Fund's weightings in consumer discretionary and financials.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2010, AND HOW DID THIS POSITIONING AFFECT THE FUND'S PERFORMANCE?

The Fund's sector-group positioning is a result of our bottom-up stock selection process rather than a top-down macroeconomic viewpoint. As of April 30, 2010, the Fund was overweight relative to the Russell 1000(R) Growth Index in energy and telecommunication services. Both of these positions helped the Fund's relative performance during the reporting period. On the same date, the Fund held underweight positions relative to the Russell 1000(R) Growth Index in materials and consumer staples. During the reporting period, both of these positions detracted from the Fund's performance relative to the benchmark.


1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 97.5%+
-------------------------------------------------------

AEROSPACE & DEFENSE 2.3%
Boeing Co. (The)                   61,066  $  4,423,011
General Dynamics Corp.             45,051     3,440,094
Rockwell Collins, Inc.             88,603     5,759,195
                                           ------------
                                             13,622,300
                                           ------------

BEVERAGES 3.7%
Coca-Cola Co. (The)               111,933     5,982,819
V  PepsiCo, Inc.                  244,673    15,957,573
                                           ------------
                                             21,940,392
                                           ------------

BIOTECHNOLOGY 3.6%
Amgen, Inc. (a)                   119,162     6,835,132
Celgene Corp. (a)                 109,083     6,757,692
Gilead Sciences, Inc. (a)         192,459     7,634,849
                                           ------------
                                             21,227,673
                                           ------------

CAPITAL MARKETS 2.1%
Ameriprise Financial, Inc.         49,939     2,315,172
Blackstone Group L.P. (The)       321,365     4,492,683
Goldman Sachs Group, Inc.
  (The)                            38,712     5,620,982
                                           ------------
                                             12,428,837
                                           ------------

CHEMICALS 0.3%
Celanese Corp. Series A            45,388     1,451,962
                                           ------------


COMMUNICATIONS EQUIPMENT 5.4%
V  Cisco Systems, Inc. (a)        542,485    14,603,696
Juniper Networks, Inc. (a)        239,883     6,815,076
QUALCOMM, Inc.                    261,982    10,149,183
                                           ------------
                                             31,567,955
                                           ------------

COMPUTERS & PERIPHERALS 8.1%
V  Apple, Inc. (a)                 96,270    25,138,022
Dell, Inc. (a)                    242,069     3,916,677
V  Hewlett-Packard Co.            354,235    18,409,593
                                           ------------
                                             47,464,292
                                           ------------

CONSTRUCTION & ENGINEERING 0.5%
URS Corp. (a)                      53,996     2,772,695
                                           ------------


CONSUMER FINANCE 1.3%
American Express Co.              168,994     7,794,003
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 1.2%
JPMorgan Chase & Co.              170,302     7,251,459
                                           ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Jabil Circuit, Inc.               181,596     2,782,051
                                           ------------


ENERGY EQUIPMENT & SERVICES 4.3%
FMC Technologies, Inc. (a)         91,299     6,180,030
Halliburton Co.                   155,765     4,774,197
Schlumberger, Ltd.                143,784    10,269,053
Transocean, Ltd. (a)               59,280     4,294,836
                                           ------------
                                             25,518,116
                                           ------------

FOOD & STAPLES RETAILING 3.1%
Costco Wholesale Corp.            107,885     6,373,846
Wal-Mart Stores, Inc.             217,303    11,658,306
                                           ------------
                                             18,032,152
                                           ------------

FOOD PRODUCTS 0.9%
General Mills, Inc.                77,430     5,511,467
                                           ------------


HEALTH CARE EQUIPMENT & SUPPLIES 3.2%
Baxter International, Inc.        123,980     5,854,335
CareFusion Corp. (a)              113,396     3,127,462
Hospira, Inc. (a)                 134,964     7,259,713
Inverness Medical
  Innovations, Inc. (a)            63,556     2,528,258
                                           ------------
                                             18,769,768
                                           ------------

HEALTH CARE PROVIDERS & SERVICES 5.2%
AmerisourceBergen Corp.           258,392     7,971,393
DaVita, Inc. (a)                   69,740     4,353,868
Medco Health Solutions, Inc.
  (a)                             200,281    11,800,557
UnitedHealth Group, Inc.          202,962     6,151,778
                                           ------------
                                             30,277,596
                                           ------------

HOTELS, RESTAURANTS & LEISURE 3.3%
V  McDonald's Corp.               215,713    15,227,181
Starwood Hotels & Resorts
  Worldwide, Inc.                  74,161     4,042,516
                                           ------------
                                             19,269,697
                                           ------------

HOUSEHOLD DURABLES 1.1%
Fortune Brands, Inc.               60,703     3,182,051
KB Home                           176,643     3,273,195
                                           ------------
                                              6,455,246
                                           ------------

HOUSEHOLD PRODUCTS 2.0%
Procter & Gamble Co. (The)        185,849    11,552,374
                                           ------------


INTERNET & CATALOG RETAIL 3.1%
Amazon.com, Inc. (a)               82,608    11,322,252
Priceline.com, Inc. (a)            27,133     7,110,203
                                           ------------
                                             18,432,455
                                           ------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

10    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES 3.4%
Google, Inc. Class A (a)           22,981  $ 12,075,137
Yahoo!, Inc. (a)                  476,737     7,880,462
                                           ------------
                                             19,955,599
                                           ------------


IT SERVICES 7.8%
Accenture PLC Class A             203,761     8,892,130
Cognizant Technology
  Solutions Corp. Class A (a)     201,628    10,319,321
V  International Business
  Machines Corp.                  117,322    15,134,538
MasterCard, Inc. Class A           16,690     4,139,788
Visa, Inc. Class A                 79,720     7,193,135
                                           ------------
                                             45,678,912
                                           ------------

MACHINERY 5.3%
Cummins, Inc.                      71,452     5,160,978
Danaher Corp.                      72,923     6,145,951
Deere & Co.                       107,685     6,441,717
Flowserve Corp.                    49,528     5,674,918
Ingersoll-Rand PLC                 78,539     2,904,372
Joy Global, Inc.                   79,135     4,495,659
                                           ------------
                                             30,823,595
                                           ------------

MEDIA 1.6%
Discovery Communications,
  Inc. Class A (a)                 69,548     2,691,507
News Corp. Class A                423,604     6,531,974
                                           ------------
                                              9,223,481
                                           ------------

METALS & MINING 1.2%
Freeport-McMoRan Copper &
  Gold, Inc.                       48,320     3,649,610
United States Steel Corp.          63,734     3,483,700
                                           ------------
                                              7,133,310
                                           ------------

MULTILINE RETAIL 1.0%
Target Corp.                      106,342     6,047,670
                                           ------------


OIL, GAS & CONSUMABLE FUELS 1.2%
Occidental Petroleum Corp.         55,484     4,919,211
Southwestern Energy Co. (a)        57,789     2,293,068
                                           ------------
                                              7,212,279
                                           ------------

PHARMACEUTICALS 4.2%
V  Abbott Laboratories            284,572    14,558,704
Merck & Co., Inc.                 157,155     5,506,711
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                          74,600     4,381,258
                                           ------------
                                             24,446,673
                                           ------------

ROAD & RAIL 2.5%
V  Union Pacific Corp.            194,400    14,708,304
                                           ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.1%
Lam Research Corp. (a)            144,482     5,858,745
Texas Instruments, Inc.           252,923     6,578,527
                                           ------------
                                             12,437,272
                                           ------------

SOFTWARE 7.8%
Electronic Arts, Inc. (a)         152,679     2,957,392
V  Microsoft Corp.                861,952    26,324,014
V  Oracle Corp.                   564,295    14,581,383
Sybase, Inc. (a)                   51,265     2,223,876
                                           ------------
                                             46,086,665
                                           ------------

SPECIALTY RETAIL 1.4%
GameStop Corp. Class A (a)         96,074     2,335,559
O'Reilly Automotive, Inc. (a)     119,625     5,848,466
                                           ------------
                                              8,184,025
                                           ------------

TEXTILES, APPAREL & LUXURY GOODS 1.4%
NIKE, Inc. Class B                 72,363     5,493,075
Warnaco Group, Inc. (The) (a)      60,351     2,887,192
                                           ------------
                                              8,380,267
                                           ------------

WIRELESS TELECOMMUNICATION SERVICES 1.4%
American Tower Corp. Class A
  (a)                             141,938     5,792,490
Leap Wireless International,
  Inc. (a)                        134,225     2,459,002
                                              8,251,492
                                           ------------
Total Common Stocks
  (Cost $515,897,016)                       572,692,034
                                           ------------


EXCHANGE TRADED FUNDS 2.2% (C)
-------------------------------------------------------

iShares Russell 1000 Growth
  Index Fund                       38,537     2,023,578
S&P 500 Index-SPDR Trust
  Series 1                         94,723    11,258,776
                                           ------------
Total Exchange Traded Funds
  (Cost $13,331,057)                         13,282,354
                                           ------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                PRINCIPAL
                                   AMOUNT         VALUE

SHORT-TERM INVESTMENT 0.4%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.4%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $2,245,056
  (Collateralized by a United
  States Treasury Bill with a
  rate of 0.135% and a
  maturity date of 5/27/10,
  with a Principal Amount of
  $2,295,000 and a Market
  Value of $2,294,771)         $2,245,054  $  2,245,054
                                           ------------
Total Short-Term Investment
  (Cost $2,245,054)                           2,245,054
                                           ------------
Total Investments
  (Cost $531,473,127) (d)           100.1%  588,219,442
Other Assets, Less
  Liabilities                        (0.1)     (867,851)
                               ----------  ------------



Net Assets                          100.0% $587,351,591
                               ==========  ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Exchange Traded Fund-An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(d)  At April 30, 2010, cost is $535,195,684
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 68,763,099
Gross unrealized depreciation       (15,739,341)
                                   ------------
Net unrealized appreciation        $ 53,023,758
                                   ============



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                $572,692,034   $       --      $     --  $572,692,034
  Exchange Traded Funds                          13,282,354           --            --    13,282,354
  Short-Term Investment
     Repurchase Agreement                                --    2,245,054            --     2,245,054
                                               ------------   ----------      --------  ------------
Total Investments in Securities                $585,974,388   $2,245,054           $--  $588,219,442
                                               ============   ==========      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


12    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $531,473,127)     $588,219,442
Receivables:
  Dividends and interest                  485,872
  Fund shares sold                         90,484
Other assets                              110,180
                                     ------------
     Total assets                     588,905,978
                                     ------------

LIABILITIES:
Payables:
  Transfer agent (See Note 3)             490,697
  Fund shares redeemed                    416,662
  Manager (See Note 3)                    343,635
  NYLIFE Distributors (See Note 3)        192,325
  Shareholder communication                66,030
  Professional fees                        40,819
  Trustees                                  3,041
  Custodian                                   578
Accrued expenses                              600
                                     ------------
     Total liabilities                  1,554,387
                                     ------------
Net assets                           $587,351,591
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     57,850
Additional paid-in capital            522,883,334
                                     ------------
                                      522,941,184
Accumulated distributions in excess
  of net investment income             (1,048,492)
Accumulated net realized gain on
  investments and foreign currency
  transactions                          8,712,584
Net unrealized appreciation on
  investments                          56,746,315
                                     ------------
Net assets                           $587,351,591
                                     ============

INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $250,840,389
                                     ============
Shares of beneficial interest
  outstanding                          24,569,374
                                     ============
Net asset value per share
  outstanding                        $      10.21
Maximum sales charge (5.50% of
  offering price)                            0.59
                                     ------------
Maximum offering price per share
  outstanding                        $      10.80
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $218,024,171
                                     ============
Shares of beneficial interest
  outstanding                          21,352,729
                                     ============
Net asset value per share
  outstanding                        $      10.21
Maximum sales charge (5.50% of
  offering price)                            0.59
                                     ------------
Maximum offering price per share
  outstanding                        $      10.80
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $108,703,416
                                     ============
Shares of beneficial interest
  outstanding                          10,964,503
                                     ============
Net asset value and offering price
  per share outstanding              $       9.91
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  2,985,762
                                     ============
Shares of beneficial interest
  outstanding                             301,134
                                     ============
Net asset value and offering price
  per share outstanding              $       9.92
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  6,797,853
                                     ============
Shares of beneficial interest
  outstanding                             662,476
                                     ============
Net asset value and offering price
  per share outstanding              $      10.26
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  2,916,946
  Interest                                    643
                                     ------------
     Total income                       2,917,589
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,796,776
  Distribution/Service--Investor
     Class (See Note 3)                   268,602
  Distribution/Service--Class A
     (See Note 3)                         232,094
  Distribution/Service--Class B
     (See Note 3)                         485,231
  Distribution/Service--Class C
     (See Note 3)                          13,084
  Transfer agent (See Note 3)             973,854
  Professional fees                        62,026
  Registration                             51,258
  Shareholder communication                50,018
  Trustees                                 10,766
  Custodian                                 9,444
  Miscellaneous                            12,918
                                     ------------
     Total expenses                     3,966,071
                                     ------------
Net investment loss                    (1,048,482)
                                     ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                41,895,902
  Foreign currency transactions                60
                                     ------------
Net realized gain on investments
  and foreign currency transactions    41,895,962
                                     ------------
Net change in unrealized
  appreciation on investments         (16,647,995)
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         25,247,967
                                     ------------
Net increase in net assets
  resulting from operations          $ 24,199,485
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $19,254.


14    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income
  (loss)                      $ (1,048,482) $    397,169
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                  41,895,962   (12,318,335)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  (16,647,995)   15,484,579
                              --------------------------
 Net increase in net assets
  resulting from operations     24,199,485     3,563,413
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                    (213)           --
    Class A                           (727)          (70)
    Class I                       (285,841)     (326,941)
                              --------------------------
 Total dividends to
  shareholders                    (286,781)     (327,011)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        11,716,254     4,679,040
 Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay Capital
  Appreciation Fund (See
  Note 9)                      587,431,416            --
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends        217,948       299,520
 Cost of shares redeemed       (72,453,366)  (47,293,441)
                              --------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions              526,912,252   (42,314,881)
                              --------------------------
    Net increase (decrease)
     in net assets             550,824,956   (39,078,479)
NET ASSETS:
Beginning of period             36,526,635    75,605,114
                              --------------------------
End of period                 $587,351,591  $ 36,526,635
                              ==========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period             $ (1,048,492) $    286,771
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                                                             CLASS A
                                                             INVESTOR CLASS                         ------------------------
                                           -------------------------------------------------                           YEAR
                                                                                FEBRUARY 28,                           ENDED
                                           SIX MONTHS                              2008**           SIX MONTHS         OCTO-
                                              ENDED           YEAR ENDED           THROUGH             ENDED            BER
                                            APRIL 30,        OCTOBER 31,         OCTOBER 31,         APRIL 30,          31,
                                              2010*              2009               2008               2010*           2009
Net asset value at beginning of
  period                                    $   9.32            $ 8.26             $ 11.79           $   9.32         $ 8.26
                                            --------            ------             -------           --------         ------
Net investment income (loss)                   (0.02)(a)          0.02(a)            (0.02)             (0.00)++(a)     0.02 (a)
Net realized and unrealized gain
  (loss) on investments                         0.96              1.04               (3.51)              0.96           1.05
                                            --------            ------             -------           --------         ------
Total from investment operations                0.94              1.06               (3.53)              0.96           1.07
                                            --------            ------             -------           --------         ------
Less dividends and distributions:
  From net investment income                   (0.05)               --                  --              (0.07)         (0.01)
  From net realized gain on
     investments                                  --                --                  --                 --             --
                                            --------            ------             -------           --------         ------
Total dividends and distributions              (0.05)               --                  --              (0.07)         (0.01)
                                            --------            ------             -------           --------         ------
Net asset value at end of period            $  10.21            $ 9.32             $  8.26           $  10.21         $ 9.32
                                            ========            ======             =======           ========         ======
Total investment return (b)                    10.15%(d)         12.83%(c)          (29.94%)(d)         10.29%(d)      13.01%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 (0.39%)++          0.21%              (0.35%)++          (0.08%)++       0.26%
  Net expenses                                  1.52% ++          1.41%               1.31% ++           1.21% ++       1.31%
  Expenses (before waiver)                      1.52% ++          1.41%               1.61% ++           1.21% ++       1.32%
Portfolio turnover rate                           76%              156%                291%                76%           156%
Net assets at end of period (in
  000's)                                    $250,840            $   37             $    24           $218,024         $   92
                                                            CLASS A
                                           ----------------------------------------
                                                                        NOVEMBER 4,
                                                                           2005**
                                             YEAR ENDED OCTOBER           THROUGH
                                                    31,                 OCTOBER 31,
                                             2008          2007             2006
Net asset value at beginning of
  period                                   $ 13.19        $11.01           $10.00
                                           -------        ------           ------
Net investment income (loss)                 (0.02)         0.01            (0.01)
Net realized and unrealized gain
  (loss) on investments                      (4.84)         2.25             1.02
                                           -------        ------           ------
Total from investment operations             (4.86)         2.26             1.01
                                           -------        ------           ------
Less dividends and distributions:
  From net investment income                    --            --               --
  From net realized gain on
     investments                             (0.07)        (0.08)              --
                                           -------        ------           ------
Total dividends and distributions            (0.07)        (0.08)              --
                                           -------        ------           ------
Net asset value at end of period           $  8.26        $13.19           $11.01
                                           =======        ======           ======
Total investment return (b)                 (37.06%)       20.51%           10.20%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)               (0.16%)        0.08%           (0.12%)++
  Net expenses                                1.17%         1.25%            1.25% ++
  Expenses (before waiver)                    1.18%         1.37%            1.71% ++
Portfolio turnover rate                        291%          279%             138%
Net assets at end of period (in
  000's)                                   $    49        $   66           $   55




                                                                            CLASS C
                                           ------------------------------------------------------------------------
                                                                                                        NOVEMBER 4,
                                           SIX MONTHS                                                      2005**
                                              ENDED                                                       THROUGH
                                            APRIL 30,               YEAR ENDED OCTOBER 31,              OCTOBER 31,
                                              2010*           2009           2008          2007             2006
Net asset value at beginning of
  period                                     $ 9.03          $ 8.06        $ 12.99        $10.93           $10.00
                                             ------          ------        -------        ------           ------
Net investment income (loss)                  (0.06)(a)       (0.04)(a)      (0.12)        (0.08)           (0.09)
Net realized and unrealized gain
  (loss) on investments                        0.95            1.01          (4.74)         2.22             1.02
                                             ------          ------        -------        ------           ------
Total from investment operations               0.89            0.97          (4.86)         2.14             0.93
                                             ------          ------        -------        ------           ------
Less dividends and distributions:
  From net investment income                     --              --             --            --               --
  From net realized gain on
     investments                                 --              --          (0.07)        (0.08)              --
                                             ------          ------        -------        ------           ------
Total dividends and distributions                --              --          (0.07)        (0.08)              --
                                             ------          ------        -------        ------           ------
Net asset value at end of period             $ 9.92          $ 9.03        $  8.06        $12.99           $10.93
                                             ======          ======        =======        ======           ======
Total investment return (b)                    9.86%(c)(d)    12.03%(c)     (37.63%)       19.56%            9.40%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                (1.14%)++       (0.52%)        (1.04%)       (0.67%)          (0.87%)++
  Net expenses                                 2.27% ++        2.16%          2.06%         2.00%            2.00% ++
  Expenses (before waiver)                     2.27% ++        2.16%          2.26%         2.12%            2.46% ++
Portfolio turnover rate                          76%            156%           291%          279%             138%
Net assets at end of period (in
  000's)                                     $2,986          $   45        $    40        $   65           $   55



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)  Total return is not annualized.




16    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                   CLASS B
              ---------------------------------------------------------------------------------
                                                                                    NOVEMBER 4,
              SIX MONTHS                                                              2005**
                 ENDED                                                                THROUGH
              APRIL 30,                   YEAR ENDED OCTOBER 31,                   OCTOBER 31,
                 2010*             2009             2008            2007               2006
               $   9.04           $ 8.07          $ 12.99          $10.93             $10.00
               --------           ------          -------          ------             ------
                  (0.05)(a)        (0.07)(a)        (0.10)          (0.08)             (0.09)

                   0.92             1.04            (4.75)           2.22               1.02
               --------           ------          -------          ------             ------
                   0.87             0.97            (4.85)           2.14               0.93
               --------           ------          -------          ------             ------

                     --               --               --              --                 --
                     --               --            (0.07)          (0.08)                --
               --------           ------          -------          ------             ------
                     --               --            (0.07)          (0.08)                --
               --------           ------          -------          ------             ------
               $   9.91           $ 9.04          $  8.07          $12.99             $10.93
               ========           ======          =======          ======             ======
                   9.62%(d)        12.02%          (37.55%)         19.67%              9.30%(d)


                  (1.13%)++        (0.82%)          (1.04%)         (0.67%)            (0.87%)++
                   2.27% ++         2.18%            2.06%           2.00%              2.00% ++
                   2.27% ++         2.18%            2.26%           2.12%              2.46% ++
                     76%             156%             291%            279%               138%
               $108,703           $  122          $    42          $   65             $   55



                                                     CLASS I
              ------------------------------------------------------------------------------------
                                                                                       NOVEMBER 4,
              SIX MONTHS                                                                 2005**
                 ENDED                                                                   THROUGH
              APRIL 30,                     YEAR ENDED OCTOBER 31,                    OCTOBER 31,
                 2010*              2009             2008             2007                2006
                $ 9.36            $  8.30          $ 13.24          $  11.04             $ 10.00
                ------            -------          -------          --------             -------
                  0.01 (a)           0.06 (a)         0.02              0.02                0.01

                  0.98               1.04            (4.87)             2.28                1.03
                ------            -------          -------          --------             -------
                  0.99               1.10            (4.85)             2.30                1.04
                ------            -------          -------          --------             -------

                 (0.09)             (0.04)           (0.02)            (0.02)                 --
                    --                 --            (0.07)            (0.08)                 --
                ------            -------          -------          --------             -------
                 (0.09)             (0.04)           (0.09)            (0.10)                 --
                ------            -------          -------          --------             -------
                $10.26            $  9.36          $  8.30          $  13.24             $ 11.04
                ======            =======          =======          ========             =======
                 10.49%(d)          13.29%          (36.80%)           20.93%              10.40%(d)


                  0.14%++            0.74%            0.21%             0.31%               0.11%++
                  0.97%++            1.03%            0.81%             0.92%               1.00%++
                  0.97%++            1.05%            0.81%             0.92%               1.46%++
                    76%               156%             291%              279%                138%
                $6,798            $36,230          $75,450          $173,475             $26,586




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Growth Equity Fund (the "Fund"), a diversified fund. The Fund is the successor of the MainStay Growth Equity Fund, a series of Eclipse Funds Inc. (the "Predecessor Fund"). The reorganization of the Predecessor Fund with and into the Fund, which was not subject to shareholder approval under applicable law, occurred on February 26, 2010. All information regarding and references to periods prior to the commencement of operations of the Fund relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on November 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants


18    MainStay Growth Equity Fund
would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES.   The Fund's policy is to comply with the requirements
of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under

                                                   mainstayinvestments.com    19
the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.70% on assets up to $500 million and 0.675% on assets over $500 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70% for the six-month period ended April 30, 2010.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $1,796,776.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.



20    MainStay Growth Equity Fund

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $15,157 and $3,392, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $641, $72,225 and $163, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $534,064
-----------------------------------------------
Class A                                 176,636
-----------------------------------------------
Class B                                 241,636
-----------------------------------------------
Class C                                   6,509
-----------------------------------------------
Class I                                  15,009
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $21,768    0.0%++
--------------------------------------------------
Class A                           88,509    0.0++
--------------------------------------------------
Class C                               74    0.0++
--------------------------------------------------
Class I                            1,090    0.0++
--------------------------------------------------



++ Less than one cent per share.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $13,102.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $29,460,822 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016              $17,421
           2017               12,040
---------------------------------- -----
          Total              $29,461
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                           2009
Distributions paid from:
  Ordinary Income                      $327,011
-----------------------------------------------





                                                   mainstayinvestments.com    21

NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $378,121 and $423,890, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                      324,265  $  3,253,494
Shares issued in connection
  with the acquisition of
  MainStay Capital
  Appreciation Fund           25,405,384   249,912,764
Shares issued to
  shareholders in
  reinvestment of dividends           22           213
Shares redeemed               (1,492,133)  (14,898,403)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                  24,237,538   238,268,068
Shares converted into
  Investor Class (See Note
  1)                             805,947     8,029,750
Shares converted from
  Investor Class (See Note
  1)                            (478,104)   (4,829,504)
                              ------------------------
Net increase                  24,565,381  $241,468,314
                              ========================
Year ended October 31, 2009:
Shares sold                          978  $      8,948
                              ------------------------
Net increase in shares
  outstanding before
  conversion                         978         8,948
Shares converted into
  Investor Class (See Note
  1)                                 162         1,097
                              ------------------------
Net increase                       1,140  $     10,045
                              ========================


 CLASS A                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      422,143  $  4,230,025

Shares issued in connection
  with the acquisition of
  MainStay Capital
  Appreciation Fund           21,838,919   214,573,935

Shares issued to
  shareholders in
  reinvestment of dividends           41           399

Shares redeemed               (1,611,694)  (16,082,243)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                  20,649,409   202,722,116

Shares converted into Class
  A (See Note 1)                 771,164     7,746,230

Shares converted from Class
  A (See Note 1)                 (77,747)     (796,134)
                              ------------------------


Net increase                  21,342,826  $209,672,212
                              ========================


Year ended October 31, 2009:

Shares sold                        4,903  $     44,229

Shares issued to
  shareholders in
  reinvestment of dividends            1            11

Shares redeemed                     (943)       (7,041)
                              ------------------------


Net increase                       3,961  $     37,199
                              ========================





22    MainStay Growth Equity Fund

 CLASS B                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      387,449  $  3,841,380

Shares issued in connection
  with the acquisition of
  MainStay Capital
  Appreciation Fund           12,472,995   119,463,886

Shares redeemed                 (860,615)   (8,349,026)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                  11,999,829   114,956,240

Shares converted from Class
  B (See Note 1)              (1,048,815)  (10,150,342)
                              ------------------------


Net increase                  10,951,014  $104,805,898
                              ========================


Year ended October 31, 2009:

Shares sold                       16,456  $    130,751

Shares redeemed                   (8,068)      (70,305)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                       8,388        60,446

Shares converted from Class
  B (See Note 1)                    (166)       (1,097)
                              ------------------------


Net increase                       8,222  $     59,349
                              ========================



 CLASS C                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       14,668  $    143,499

Shares issued in connection
  with the acquisition of
  MainStay Capital
  Appreciation Fund              313,217     3,001,872

Shares redeemed                  (31,751)     (312,252)
                              ------------------------


Net increase                     296,134  $  2,833,119
                              ========================



 CLASS I                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       24,879  $    247,856

Shares issued in connection
  with the acquisition of
  MainStay Capital
  Appreciation Fund               48,621       478,959

Shares issued to
  shareholders in
  reinvestment of dividends       22,291       217,336

Shares redeemed               (3,302,559)  (32,811,442)
                              ------------------------


Net decrease                  (3,206,768) $(31,867,291)
                              ========================


Year ended October 31, 2009:

Shares sold                      561,272  $  4,495,112

Shares issued to
  shareholders in
  reinvestment of dividends       40,041       299,509

Shares redeemed               (5,817,316)  (47,216,095)
                              ------------------------


Net decrease                  (5,216,003) $(42,421,474)
                              ========================




Class C shares had no activity for the six months period ended April 30, 2010 and year ended October 31, 2009.

NOTE 9--FUND ACQUISITION:

At a meeting held on June 23, 2009, the Board of Trustees approved a plan of reorganization where by the Fund would acquire the assets, including the investments, and assume the identified liabilities of MainStay Capital Appreciation Fund, a series of The MainStay Funds. Shareholders of the MainStay Capital Appreciation Fund approved this reorganization on November 16, 2009, which was then completed on November 24, 2009. The aggregate net assets of the Fund immediately before the acquisition were $32,383,788 and the combined net assets after the acquisition were $619,815,204.

The acquisition was accomplished by a tax-free exchange of the following:

 MAINSTAY CAPITAL
 APPRECIATION FUND                SHARES         VALUE
 Investor Class                9,208,553  $249,912,764
------------------------------------------------------
 Class A                       7,862,472   214,573,935
------------------------------------------------------
 Class B                       4,991,180   119,463,886
------------------------------------------------------
 Class C                         125,395     3,001,872
------------------------------------------------------
 Class I                          17,134       478,959
------------------------------------------------------



In exchange for the MainStay Capital Appreciation Fund shares and net assets, the Fund issued 25,405,384 Investor Class Shares; 21,838,919 Class A shares; 12,472,995 Class B shares; 313,217 Class C shares and 48,621 Class I shares.

MainStay Capital Appreciation Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss:

                                                                                   ACCUMULATED     UNDISTRIBUTED
                                    TOTAL NET                       UNREALIZED    NET REALIZED    NET INVESTMENT
                                       ASSETS    CAPITAL STOCK    APPRECIATION            LOSS              LOSS
MainStay Capital Appreciation
  Fund                           $587,431,416     $613,141,766     $69,756,562    $(95,112,046)        $(354,866)
----------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    23

Assuming the acquisition had been completed on November 1, 2010, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the period ended April 30, 2010, are as follows:

Net investment loss                  $(1,417,792)
------------------------------------------------
Net gain on investments              $59,817,466
------------------------------------------------
Net increase in net assets
  resulting from operations          $58,399,674
------------------------------------------------



Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Capital Appreciation Fund that have been included in the Fund's Statement of Operations since October 31, 2009.

In December 2007, the Financial Accounting Standards Board issued Accounting Standards Codification (ASC) 805 (formerly FAS 141R Business Combinations), which requires the following disclosures by the acquirer, among other things, when a transaction or other event meets the definition of a business combination:

- The identification of the acquiree

- Recognizing and measuring identifiable assets acquired and liabilities assumed, at the acquisition date, generally at their fair values

- Disclosure, by the acquirer, of information that enables users of its financial statements to evaluate the nature and financial effect of a business combination that occurs during the current reporting period

ASC 805 requires prospective application to business combinations for which the acquisition date occurs in an annual reporting period beginning on or after December 15, 2008.

In accordance with ASC 805, for financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Capital Appreciation Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

ASC 805 requires disclosure in this semi-annual report, and in the Fund's annual report as of October 31, 2010, of the Fund's pro-forma results of operations, including net investment income, net gain (loss) on investments and net increase (decrease) in net assets resulting from operations, assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Fund, through the end of the applicable reporting period.

ASC 805 also requires the Fund to report, if practicable, the amounts of revenue and earnings of the acquiree since the acquisition date included in the combined entity's income statement for the reporting period. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Capital Appreciation Fund that will be included in the Fund's Statement of Operations since November 24, 2009.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



24    MainStay Growth Equity Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD


A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18293 MS121-10                                         MSGE10-06/10
                                                                              B8

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY HIGH YIELD MUNICIPAL BOND FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during this period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six months ended April 30, 2010, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the six-month period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


During the period covered by this report, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the period covered by this report. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY HIGH YIELD MUNICIPAL BOND FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------
FINANCIAL STATEMENTS                       13
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              17
---------------------------------------------
BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT                                  23
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        26
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       26



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                            COMMENCEMENT
AVERAGE ANNUAL             OF OPERATIONS
TOTAL RETURNS                (3/31/10)
----------------------------------------
With sales charges             -2.80%
Excluding sales charges         1.78




(With sales charges)


(LINE GRAPH)

               MAINSTAY HIGH     BARCLAYS CAPITAL         HIGH YIELD
              YIELD MUNICIPAL     MUNICIPAL BOND     MUNICIPAL COMPOSITE
                 BOND FUND             INDEX                INDEX
              ---------------    ----------------    -------------------
3/31/10           9550.00            10000.00              10000.00
4/30/10           9720.00            10122.00              10144.00



CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                            COMMENCEMENT
AVERAGE ANNUAL             OF OPERATIONS
TOTAL RETURNS                  (3/31/10)
----------------------------------------
With sales charges             -2.71%
Excluding sales charges         1.88




(With sales charges)


(LINE GRAPH)

                          MAINSTAY HIGH     BARCLAYS CAPITAL         HIGH YIELD
                         YIELD MUNICIPAL     MUNICIPAL BOND     MUNICIPAL COMPOSITE
                            BOND FUND             INDEX                INDEX
                         ---------------    ----------------    -------------------
4/30/00                      23875.00           25000.00              25000.00
4/30/10                      24323.00           25304.00              25359.00



CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                            COMMENCEMENT
AVERAGE ANNUAL             OF OPERATIONS
TOTAL RETURNS                  (3/31/10)
----------------------------------------
With sales charges             0.84%
Excluding sales charges        1.84




(With sales charges)


(LINE GRAPH)

             MAINSTAY HIGH     BARCLAYS CAPITAL         HIGH YIELD
            YIELD MUNICIPAL     MUNICIPAL BOND     MUNICIPAL COMPOSITE
               BOND FUND             INDEX                INDEX
            ---------------    ----------------    -------------------
4/30/00         10000.00           10000.00              10000.00
4/30/10         10084.00           10122.00              10144.00









1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The Barclays Capital Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all dividends and capital gains. The Barclays Capital Municipal Bond Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
3. The High Yield Municipal Bond Composite Index is comprised of the Barclays Capital High Yield Municipal Bond Index and

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                   COMMENCEMENT
AVERAGE ANNUAL    OF OPERATIONS
TOTAL RETURNS       (3/31/10)
-------------------------------
                      1.89%





(LINE GRAPH)

               MAINSTAY HIGH     BARCLAYS CAPITAL         HIGH YIELD
              YIELD MUNICIPAL     MUNICIPAL BOND     MUNICIPAL COMPOSITE
                 BOND FUND             INDEX                INDEX
              ---------------    ----------------    -------------------
3/31/10            10000               10000                10000
4/30/10            10189               10122                10144




BENCHMARK PERFORMANCE                                   SINCE
                                                    INCEPTION
Barclays Capital Municipal Bond Index(2)              1.22%
High Yield Municipal Composite Index(3)               1.44
Average Lipper high yield municipal debt fund(4)      1.57






   the Barclays Capital Municipal Bond Index weighted 60%/40%, respectively. The Barclays Capital High Yield Municipal Bond Index includes bonds that must be non-rated or be rated Ba1 or below with an outstanding par value of at least $3 million and at least one year from their maturity date. The Barclays Capital Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded.
4. The average Lipper high yield municipal debt fund is representative of funds that invest at least 50% of assets in lower-rated municipal debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay High Yield Municipal Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD MUNICIPAL BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from March 31, 2010 to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 31, 2010 to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                   3/31/10(3)        4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES(2)       $1,000.00       $1,017.80        $0.73          $1,003.50         $0.72
--------------------------------------------------------------------------------------------------------
CLASS A SHARES(2)              $1,000.00       $1,018.80        $0.73          $1,003.50         $0.72
--------------------------------------------------------------------------------------------------------
CLASS C SHARES(2)              $1,000.00       $1,018.40        $1.37          $1,002.90         $1.36
--------------------------------------------------------------------------------------------------------
CLASS I SHARES(2)              $1,000.00       $1,018.90        $0.51          $1,003.70         $0.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.85% for Investor Class, 0.85% for Class A, 1.60% for Class C and 0.60% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 31 days for Investor Class, Class A, Class C and Class I (to reflect the since-inception period). The table above represents actual expenses incurred during the one-half year period.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2010. Had these shares been offered for the full six-month period ended April 30, 2010, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.26 for Investor Class, $4.31 for Class A, $8.05 for Class C and $3.01 for Class I and the ending account value would have been $1,020.60 for Investor Class, $1,020.50 for Class A, $1,016.80 for Class C and $1,021.80 for Class I.
3. Investor Class, Class A, Class C and Class I shares commenced operations on March 31, 2010.


                                                    mainstayinvestments.com    7

STATE COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


New Jersey                               8.5%
Alabama                                  8.3
Ohio                                     8.1
Florida                                  6.8
Texas                                    6.5
California                               6.1
Colorado                                11.7
Michigan                                10.7
Pennsylvania                             6.1
Missouri                                 4.5
Tennessee                                4.5
Minnesota                                4.2
Massachusetts                            4.1
Louisiana                                4.0
Nevada                                   1.8
New Hampshire                            1.3
District of Columbia                     0.4
Other Assets, Less Liabilities           2.4
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 10 for specific holdings within these categories.


TOP TEN ISSUERS HELD AS OF APRIL 30, 2010

    1.  Harrisburg, Pennsylvania, Authority
        Revenue, University of Science, 6.00%,
        due 9/1/36
    2.  Miami Beach Health Facilities Authority,
        Hospital Revenue, Refunding, Mount Sinai
        Medical Center of Florida,
        6.75%, due 11/15/21
    3.  Arnold Retail Corridor Transportation
        Development District, 6.65%,
        due 5/1/38
    4.  Alabama Water Pollution Control
        Authority Refunding, Revolving Fund
        Loan, 4.125%, due 2/15/14
    5.  Michigan Public Educational Facilities
        Authority Revenue, 8.00%, due 4/1/40
    6.  New Jersey Economic Development
        Authority Revenue, Cigarette Tax, 5.50%, due 6/15/31
    7.  Texas Private Activity Bond Surface
        Transportation Corp. Revenue, 6.875%,
        due 12/31/39
    8.  New Jersey Economic Development
        Authority Special Facilities Revenue,
        Continental Airlines Project, 6.25%, due
        9/15/29
    9.  Buckeye, Ohio, Tobacco Settlement
        Financing Authority,
        5.75%, due 6/1/34
   10.  Washington County Housing &
        Redevelopment Authority, Hospital
        Facilities Revenue, Healtheast Project,
        5.50%,
        due 11/15/27





8    MainStay High Yield Municipal Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JOHN LOFFREDO, CFA, ROBERT DIMELLA, CFA, AND MICHAEL PETTY OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY HIGH YIELD MUNICIPAL BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE PERIOD FROM THE FUND'S COMMENCEMENT ON MARCH 31, 2010, THROUGH APRIL 30, 2010?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 1.78% for Investor Class shares, 1.88% for Class A shares and 1.84% for Class C shares from the Fund's commencement on March 31, 2010, through April 30, 2010. Over the same period, the Fund's Class I shares returned 1.89%. All share classes outperformed the 1.57% return of the average Lipper(1) high yield municipal debt fund and the 1.22% return of the Barclays Capital Municipal Bond Index(2) from March 31 through April 30, 2010. The Barclays Capital Municipal Bond Index is the Fund's broad-based securities-market index. This Fund commenced operations on March 31, 2010. See page 5 for Fund returns with sales charges.

WHAT MAJOR FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?

The most significant factors influencing the municipal market during the reporting period were spread(3) tightening and the decrease in tax-exempt supply. The Build America Bond program allowed municipal issuers to access the taxable debt market with the federal government subsidizing a significant portion of the interest expense over the life of the bonds. Since the program made taxable issuance more affordable than municipal issuance, new issues in the municipal market declined substantially.

During the reporting period, the main risk to the high-yield municipal bond market was the potential for high-profile municipal defaults or bankruptcies.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund outperformed its peers and its benchmark during the reporting period largely because of security selection and our ability to purchase bonds that had higher coupon structures. Our investment decisions reflected initial purchases for the Fund. We looked to build a widely diversified Fund with an emphasis on a weighted average dollar price below par.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SEGMENTS DETRACTED?

On the basis of impact, which takes weightings and total returns into account, the strongest-contributing market segments to the Fund's absolute performance were tobacco, industrial development and health care bonds. The largest detractor was a higher-than-normal exposure to cash equivalents during the initial purchase phase, as these securities lagged the overall municipal market.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

All purchases were significant, as we built all of the Fund's investment portfolio during the reporting period. Although the Fund sold some cash alternatives to build its investment portfolio, there were no other sales during the reporting period.




1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the Barclays Capital Municipal Bond Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED


                               PRINCIPAL
                                  AMOUNT        VALUE
MUNICIPAL BONDS 97.6%+
-----------------------------------------------------

ALABAMA 8.3%
V  Alabama Water Pollution
  Control Authority
  Refunding, Revolving Fund
  Loan
  Series B, Insured: AMBAC
  4.125%, due 2/15/14 (a)(b)   $ 550,000  $   498,762
Selma Industrial Development
  Board Enviromental
  Improvement Revenue,
  International Paper Company
  Projects Series A
  4.75%, due 12/1/30             500,000      428,660
                                          -----------
                                              927,422
                                          -----------

CALIFORNIA 6.1%
California Infrastructure &
  Economic Development Bank
  Revenue, Stockton Port
  District Project, Insured:
  ACA
  5.50%, due 7/1/32 (b)(c)       350,000      281,953
Inland Empire Tobacco
  Securitization Authority
  TOB Settlement
  Series A
  4.625%, due 6/1/21             500,000      400,155
                                          -----------
                                              682,108
                                          -----------

COLORADO 11.7%
Arkansas River Power
  Authority Revenue, Insured:
  XLCA
  5.25%, due 10/1/40 (b)(d)      400,000      363,428
Denver Convention Center
  Hotel Authority Revenue,
  Refunding
  Series, Insured: XLCA
  4.75%, due 12/1/35 (b)(d)      165,000      135,039
Fronterra Village
  Metropolitan District No.
  2, Colorado, Refunding &
  Improvement, Insured:
  RADIAN
  4.875%, due 12/1/27 (b)(e)     500,000      375,895
North Range Village
  Metropolitan District,
  Colorado, Refunding &
  Improvement, Insured: CIFG
  4.25%, due 12/1/36 (b)(f)      600,000      426,090
                                          -----------
                                            1,300,452
                                          -----------

DISTRICT OF COLUMBIA 0.4%
District of Columbia Revenue,
  Friendship Public Charter
  School, Insured: ACA
  5.25%, due 6/1/33 (b)(c)        50,000       43,382
                                          -----------


FLORIDA 6.8%
Escambia County Health
  Facilities Authority
  Revenue, Baptist Hospital,
  Project Series A
  6.00%, due 8/15/36             250,000      251,115
V  Miami Beach Health
  Facilities Authority,
  Hospital Revenue,
  Refunding, Mount Sinai
  Medical Center of Florida
  6.75%, due 11/15/21            500,000      511,830
                                          -----------
                                              762,945
                                          -----------

LOUISIANA 4.0%
Louisiana Public Facilities
  Authority Revenue, Black
  and Gold Facilities,
  Project
  Series A, Insured: CIFG
  5.00%, due 7/1/39(b)(f)        500,000      440,825
                                          -----------


MASSACHUSETTS 4.1%
Massachusetts Port Authority
  Facilities Revenue, Delta
  Airlines, Project
  Series A, Insured: AMBAC
  5.50%, due 1/1/19 (a)(b)       500,000      460,665
                                          -----------


MICHIGAN 10.7%
Detroit, Michigan Capital
  Improvement
  Series A-1
  5.00%, due 4/1/16              300,000      275,946
V  Michigan Public
  Educational Facilities
  Authority Revenue
  8.00%, due 4/1/40              500,000      497,695
Michigan Tobacco Settlement
  Finance Authority
  Series A
  6.00%, due 6/1/34              500,000      423,280
                                          -----------
                                            1,196,921
                                          -----------

MINNESOTA 4.2%
V  Washington County Housing
  & Redevelopment Authority,
  Hospital Facilities
  Revenue, Healtheast Project
  5.50%, due 11/15/27            500,000      463,380
                                          -----------


MISSOURI 4.5%
V  Arnold Retail Corridor
  Transportation Development
  District
  6.65%, due 5/1/38              500,000      499,370
                                          -----------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of April 30, 2010. May be subject to change daily.

10    MainStay High Yield Municipal Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                               PRINCIPAL
                                  AMOUNT        VALUE
MUNICIPAL BONDS (CONTINUED)

NEVADA 1.8%
Director of the State of
  Nevada Department of
  Business and Industry Lease
  Revenue, Tahoe Regional
  Planning Agency Project
  Series A, Insured: AMBAC
  4.50%, due 6/1/37 (a)(b)      $290,000  $   196,347
                                          -----------


NEW HAMPSHIRE 1.3%
New Hampshire Health &
  Education Facilities
  Authority Revenue, Franklin
  Pierce College, Insured:
  ACA
  6.05%, due 10/1/34 (b)(c)      165,000      141,143
                                          -----------


NEW JERSEY 8.5%
V  New Jersey Economic
  Development Authority
  Revenue, Cigarette Tax
  5.50%, due 6/15/31             500,000      475,990
V  New Jersey Economic
  Development Authority
  Special Facilities Revenue,
  Continental Airlines
  Project
  6.25%, due 9/15/29             500,000      472,120
                                          -----------
                                              948,110
                                          -----------

OHIO 8.1%
V  Buckeye, Ohio, Tobacco
  Settlement Financing
  Authority
  Series A-2
  5.75%, due 6/1/34              600,000      472,086
Toledo-Lucas County Port
  Authority Special
  Assessment Revenue, Crocker
  Park Public Improvement,
  Project
  5.375%, due 12/1/35            500,000      433,060
                                          -----------
                                              905,146
                                          -----------

PENNSYLVANIA 6.1%
V  Harrisburg, Pennsylvania,
  Authority Revenue,
  University of Science
  Series B
  6.00%, due 9/1/36              600,000      523,692
Harrisburg, Pennsylvania,
  Capital Appreciation,
  Refunding
  Series D, Insured: AMBAC
  (zero coupon), due 3/15/11
  (a)(b)                         100,000       92,046
  Series F, Insured: AMBAC
  (zero coupon), due 9/15/14
  (a)(b)                         100,000       69,651
                                          -----------
                                              685,389
                                          -----------

TENNESSEE 4.5%
Johnson City Health &
  Educational Facilities
  Board Hospital Revenue,
  Mountain States Health
  Alliance
  6.00%, due 7/1/38              300,000      303,384
Sevier County Tennessee
  Public Building Authority
  0.54%, due 6/1/34 (b)(g)       200,000      200,000
                                          -----------
                                              503,384
                                          -----------

TEXAS 6.5%
Capital Area Cultural
  Education Facilities
  Finance Corp. Revenue,
  Roman Catholic Diocese
  Series B
  6.125%, due 4/1/45             250,000      251,367
V  Texas Private Activity
  Bond Surface Transportation
  Corp. Revenue
  6.875%, due 12/31/39           450,000      472,122
                                          -----------
                                              723,489
                                          -----------
Total Long-Term Municipal
  Bonds
  (Cost $10,717,357)                       10,880,478
                                          -----------
Total Investments
  (Cost $10,717,357) (h)            97.6%  10,880,478
Other Assets, Less
  Liabilities                        2.4      264,273
                               ---------  -----------

Net Assets                         100.0% $11,144,751
                               =========  ===========





(a)  AMBAC--Ambac Assurance Corp.
(b)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(c)  ACA--ACA Financial Guaranty Corp.
(d)  XLCA--XL Capital Assurance, Inc.
(e)  RADIAN--Radian Asset Assurance Inc.
(f)  CIFG--CIFG Group
(g) Floating rate--Rate shown is the rate in effect at April 30, 2010.
(h)  At April 30, 2010, cost is $10,717,357
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $173,449
Gross unrealized depreciation        (10,328)
                                    --------
Net unrealized appreciation         $163,121
                                    ========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Investments in Securities (a)
  Municipal Bonds                                  $     --  $10,880,478      $     --  $10,880,478
                                                   --------  -----------      --------  -----------
Total Investments in Securities                         $--  $10,880,478           $--  $10,880,478
                                                   ========  ===========      ========  ===========




(a) For detailed industry descriptions, see the Portfolio of Investments.

The Fund commenced operations on March 31, 2010 and as a result at April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


12    MainStay High Yield Municipal Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $10,717,357)       $10,880,478
Cash                                      114,737
Receivables:
  Interest                                185,750
  Fund shares sold                         42,735
  Manager (See Note 3)                     18,091
Other assets                                8,241
                                      -----------
     Total assets                      11,250,032
                                      -----------

LIABILITIES:
Payables:
  Investment securities purchased          92,853
  Professional fees                         5,826
  Shareholder communication                 4,325
  Custodian                                   809
  Trustees                                    152
  NYLIFE Distributors (See Note 3)            138
Accrued expenses                              659
Dividend payable                              519
                                      -----------
     Total liabilities                    105,281
                                      -----------
Net assets                            $11,144,751
                                      ===========

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                   $     1,097
Additional paid-in capital             10,979,756
                                      -----------
                                       10,980,853
Accumulated undistributed net
  investment income                           777
Net unrealized appreciation on
  investments                             163,121
                                      -----------
Net assets                            $11,144,751
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $    52,855
                                      ===========
Shares of beneficial interest
  outstanding                               5,205
                                      ===========
Net asset value per share
  outstanding                         $     10.15
Maximum sales charge (4.50% of
  offering price)                            0.48
                                      -----------
Maximum offering price per share
  outstanding                         $     10.63
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $   804,817
                                      ===========
Shares of beneficial interest
  outstanding                              79,182
                                      ===========
Net asset value per share
  outstanding                         $     10.16
Maximum sales charge (4.50% of
  offering price)                            0.48
                                      -----------
Maximum offering price per share
  outstanding                         $     10.64
                                      ===========
CLASS C
Net assets applicable to outstanding
  shares                              $   120,363
                                      ===========
Shares of beneficial interest
  outstanding                              11,852
                                      ===========
Net asset value and offering price
  per share outstanding               $     10.16
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $10,166,716
                                      ===========
Shares of beneficial interest
  outstanding                           1,001,004
                                      ===========
Net asset value and offering price
  per share outstanding               $     10.16
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 31, 2010 (COMMENCEMENT OF OPERATIONS) THROUGH APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                             $ 37,658
                                       --------
EXPENSES:
  Registration                            5,840
  Professional fees                       5,826
  Offering (See Note 2)                   5,306
  Manager (See Note 3)                    4,897
  Shareholder communication               4,325
  Custodian                                 809
  Trustees                                  152
  Distribution/Service--Investor
     Class (See Note 3)                       6
  Distribution/Service--Class A (See
     Note 3)                                 76
  Distribution/Service--Class C (See
     Note 3)                                 56
  Miscellaneous                           1,026
                                       --------
     Total expenses before
       waiver/reimbursement              28,319
  Expense waiver/reimbursement from
     Manager (See Note 3)               (22,837)
                                       --------
     Net expenses                         5,482
                                       --------
Net investment income                    32,176
                                       --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net change in unrealized appreciation
  (depreciation) on investments         163,121
                                       --------
Net increase in net assets resulting
  from operations                      $195,297
                                       ========





14    MainStay High Yield Municipal Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MARCH 31, 2010 (COMMENCEMENT OF OPERATIONS) THROUGH ENDED APRIL 30, 2010


                                             2010
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $    32,176
 Net change in unrealized
  appreciation on investments             163,121
                                      -----------
 Net increase in net assets
  resulting from operations               195,297
                                      -----------
Dividends to shareholders:
 From net investment income:
    Investor Class                           (144)
    Class A                                (2,147)
    Class C                                  (281)
    Class I                               (28,827)
                                      -----------
 Total dividends to shareholders          (31,399)
                                      -----------
Capital share transactions:
 Net proceeds from sale of shares      10,949,974
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                             30,879
                                      -----------
    Increase in net assets derived
     from capital share transactions   10,980,853
                                      -----------
    Net increase in net assets         11,144,751
NET ASSETS:
Beginning of period                            --
                                      -----------
End of period                         $11,144,751
                                      ===========
Accumulated undistributed net
 investment income at end of period   $       777
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     INVESTOR CLASS         CLASS A          CLASS C          CLASS I
                                     --------------        ---------        ---------        ---------
                                        MARCH 31,          MARCH 31,        MARCH 31,        MARCH 31,
                                         2010**              2010**           2010**           2010**
                                         THROUGH            THROUGH          THROUGH          THROUGH
                                        APRIL 30,          APRIL 30,        APRIL 30,        APRIL 30,
                                          2010*              2010*            2010*            2010*
Net asset value at beginning of
  period                                 $10.00              $10.00           $10.00          $ 10.00
                                         ------              ------           ------          -------
Net investment income                      0.02                0.02             0.01             0.03
Net realized and unrealized gain on
  investments                              0.16                0.17             0.17             0.16
                                         ------              ------           ------          -------
Total from investment operations           0.18                0.19             0.18             0.19
                                         ------              ------           ------          -------
Less dividends:
  From net investment income              (0.03)              (0.03)           (0.02)           (0.03)
                                         ------              ------           ------          -------
Net asset value at end of period         $10.15              $10.16           $10.16          $ 10.16
                                         ======              ======           ======          =======
Total investment return (a)                1.78%(b)            1.88%(b)         1.84%(b)         1.89%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                    3.71%++             4.55%++          3.30%++          3.58%++
  Net expenses                             0.85%++             0.85%++          1.60%++          0.60%++
  Expenses (before
     waiver/reimbursement)                 3.42%++             3.42%++          4.17%++          3.17%++
Portfolio turnover rate                      57%                 57%              57%              57%
Net assets at end of period (in
  000's)                                 $   53              $  805           $  120          $10,167




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total return is not annualized.




16    MainStay High Yield Municipal Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay High Yield Municipal Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Investor Class shares, Class A shares, Class C shares and Class I shares commenced operations on March 31, 2010. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek to a high level of income exempt from Federal income taxes. Total return is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or

                                                   mainstayinvestments.com    17
liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually, Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to income price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently

18    MainStay High Yield Municipal Bond Fund
adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing or to increase its current return. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Fund did not invest in purchased or written options during the period ended April 30, 2010.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. The Fund enters into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result

                                                   mainstayinvestments.com    19
in a loss to the Fund. The Fund did not invest in futures contracts during the period ended April 30, 2010.

(J) SWAP AGREEMENTS. The Fund enters into interest rate swap agreements ("swaps") for the purpose of attempting to protect against changes in interest rates or for other portfolio management purposes. In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. The Fund did not hold securities that were valued in such a manner. The Fund did not invest in swap contracts during the period ended April 30, 2010.

(K) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) OFFERING COSTS. Costs incurred by the Fund in connection with the commencement of the Fund's operations were being amortized on a straight line basis over twelve months.

(M) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.55% of the Fund's average daily net assets.

Effective March 30, 2010, New York Life Investments entered into a written expense limitation agreement under

20    MainStay High Yield Municipal Bond Fund
which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 0.85% of its average net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on March 31, 2011 and it reviewed annually by the Board in connection with its review of the Fund's advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $4,897 and waived/reimbursed its fees in the amount of $22,837.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class C shares, along with a shareholder service fee at the annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $132 and $1,160, respectively, for the period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. The Fund did not incur any transfer agent expenses for the period ended April 30, 2010.

(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                  $    25,375    48.0%
---------------------------------------------------
Class A                              25,400     3.2
---------------------------------------------------
Class C                              25,400    21.1
---------------------------------------------------
Class I                          10,083,800    99.2
---------------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $149.

NOTE 4--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.


                                                   mainstayinvestments.com    21

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $16,570 and $5,855, respectively.

NOTE 6--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS (A)               SHARES       AMOUNT
Period ended April 30, 2010:
Shares sold                        5,191  $    52,328
Shares issued to shareholders
  in reinvestment of
  dividends                           14          144
                               ----------------------
Net increase                       5,205  $    52,472
                               ======================


 CLASS A (A)                      SHARES       AMOUNT

Period ended April 30, 2010:

Shares sold                       79,011  $   796,375

Shares issued to shareholders
  in reinvestment of
  dividends                          171        1,737
                               ----------------------


Net increase                      79,182  $   798,112
                               ======================



 CLASS C (A)                      SHARES       AMOUNT

Period ended April 30, 2010:

Shares sold                       11,835  $   119,271

Shares issued to shareholders
  in reinvestment of
  dividends                           17          171
                               ----------------------


Net increase                      11,852  $   119,442
                               ======================



 CLASS I (A)                      SHARES       AMOUNT

Period ended April 30, 2010:

Shares sold                      998,167  $ 9,982,000

Shares issued to shareholders
  in reinvestment of
  dividends                        2,837       28,827
                               ----------------------


Net increase                   1,001,004  $10,010,827
                               ======================


(a) The Fund commenced investment operations on March
    31, 2010.


NOTE 7--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 8--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


22    MainStay High Yield Municipal Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY
AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreements. At its March 15-16, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay High Yield Municipal Bond Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve the Agreements set forth above (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place in advance of its March 2010 meeting, which included responses from New York Life Investments and MacKay Shields to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the proposed portfolio managers for the Fund and the historical investment performance of products previously managed by such portfolio managers with similar investment strategies to the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's proposed management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board specifically in connection with the contract review processes. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to future shareholders of the Fund, and that such shareholders, having had the opportunity to consider alternative investment products and services, will have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of other mutual funds, a variety of other investment advisory clients, including other pooled investment vehicles, and experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the legal and compliance environment of the MainStay Group of Funds generally, including its oversight of MacKay Shields' compliance with the policies and investment objectives of other MainStay Funds, and New York Life Investments' performance with respect to the implementation of Board directives regarding other MainStay Funds. In addition, the Board noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to other mutual funds under the Board's supervision and managing other portfolios, including those with similar investment strategies to the Fund. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund's proposed portfolio

                                                   mainstayinvestments.com    23
managers, including with respect to other products with similar investment strategies to the Fund, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In connection with the Board's consideration of the Agreements, the Board noted that the Fund had no investment performance track record since the Fund had not yet been offered to shareholders. The Board discussed with management and the Fund's proposed portfolio management team the Fund's investment process, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by MacKay Shields.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the anticipated costs of the services to be provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered expected cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments will be responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality ongoing services to the Fund. The Board noted, for example, increased costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund will benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

The Board also reviewed information from New York Life Investments and its affiliates regarding their anticipated profitability due to their overall relationships with the Fund. For New York Life Investments and MacKay Shields, the Board considered information illustrating the revenues and expenses to be allocated to the Fund.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Fund was reasonable in all material respects.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements would not be excessive. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits expected to be realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund would be fair and reasonable.


24    MainStay High Yield Municipal Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (CONTINUED)



EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's proposed expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund will benefit from expense waivers or reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which New York Life Investments and MacKay Shields may realize a larger profit margin as the Fund's assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time, including considering the imposition of breakpoints as the Fund's assets grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's anticipated total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees to be paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields will be paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's contractual expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board considered comparative data provided by New York Life Investments with respect to the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

After considering all of the factors outlined above--including the reasonableness of the Fund's proposed management fee, share class structure and transfer agent fee schedule--the Board accepted New York Life Investments' proposed expense limitations on the Fund's share classes. The Board further acknowledged that New York Life Investments may determine voluntarily to waive expenses of Fund share classes. Based on these considerations, the Board also concluded that the Fund's management and subadvisory fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    25

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX, once it is filed, will be available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q will be available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


26    MainStay High Yield Municipal Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18329 MS121-10                                        MSMHY10-06/10
                                                                              F5

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY ICAP FUNDS

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

        MainStay ICAP Equity Fund
        MainStay ICAP Select Equity Fund
        MainStay ICAP Global Fund
        MainStay ICAP International Fund

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President



                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY ICAP FUNDS

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

        MainStay ICAP Equity Fund
        MainStay ICAP Select Equity Fund
        MainStay ICAP Global Fund
        MainStay ICAP International Fund

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
MAINSTAY ICAP EQUITY FUND                   5
---------------------------------------------
MAINSTAY ICAP SELECT EQUITY FUND           22
---------------------------------------------
MAINSTAY ICAP GLOBAL FUND                  38
---------------------------------------------
MAINSTAY ICAP INTERNATIONAL FUND           51
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              68
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        85
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       85



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO EACH FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF EACH FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF EACH FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

MAINSTAY ICAP EQUITY FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          8.34%    32.16%    2.70%    2.53%
Excluding sales charges    14.64     39.85     3.86     3.11




(With sales charges)


(PERFORMANCE GRAPH)

              MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
               EQUITY FUND        INDEX         VALUE INDEX
              -------------    ----------    -----------------
4/30/00            9450           10000            10000
                  10253            8703            10635
                   9675            7604             9054
                   7967            6592             7731
                   9755            8100             9890
                  10618            8614            10851
                  12961            9941            13074
                  14980           11456            15325
                  14376           10920            13981
                   9178            7064             8381
4/30/10           12836            9808            11894



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          8.52%    32.50%    2.76%    2.56%
Excluding sales charges    14.84     40.21     3.92     3.14




(With sales charges)


(PERFORMANCE GRAPH)

                         MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                          EQUITY FUND        INDEX         VALUE INDEX
                         -------------    ----------    -----------------
4/30/00                      23625           25000            25000
                             25632           21757            26587
                             24188           19010            22636
                             19919           16480            19327
                             24387           20250            24725
                             26545           21534            27129
                             32402           24853            32686
                             37451           28640            38312
                             35940           27301            34954
                             22950           17660            20952
4/30/10                      32179           24520            29736



CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         13.19%    37.75%    3.08%    2.34%
Excluding sales charges    14.19     38.75     3.08     2.34




(With sales charges)


(PERFORMANCE GRAPH)

            MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
             EQUITY FUND        INDEX         VALUE INDEX
            -------------    ----------    -----------------
4/30/00         10000           10000            10000
                10768            8703            10635
                10086            7604             9054
                 8244            6592             7731
                10017            8100             9890
                10822            8614            10851
                13112            9941            13074
                15043           11456            15325
                14326           10920            13981
                 9079            7064             8381
4/30/10         12597            9808            11894







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements.

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  15.02%    40.69%    4.26%    3.44%







(PERFORMANCE GRAPH)

              MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
               EQUITY FUND        INDEX         VALUE INDEX
              -------------    ----------    -----------------
4/30/00           10000           10000            10000
                  10877            8703            10635
                  10290            7604             9054
                   8495            6592             7731
                  10426            8100             9890
                  11377            8614            10851
                  13923            9941            13074
                  16142           11456            15325
                  15548           10920            13981
                   9965            7064             8381
4/30/10           14020            9808            11894



CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  14.95%    40.45%    4.16%    3.33%





(PERFORMANCE GRAPH)

                     MAINSTAY ICAP    S&P(R) 500    S&P 500/CITIGROUP
                      EQUITY FUND        INDEX         VALUE INDEX
                     -------------    ----------    -----------------
4/30/00                  10000           10000            10000
                         10866            8703            10635
                         10269            7604             9054
                          8469            6592             7731
                         10385            8100             9890
                         11321            8614            10851
                         13839            9941            13074
                         16034           11456            15325
                         15430           10920            13981
                          9885            7064             8381
4/30/10                  13883            9808            11894



CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  14.81%    40.16%    3.90%    3.08%





(PERFORMANCE GRAPH)

            MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
             EQUITY FUND        INDEX         VALUE INDEX
            -------------    ----------    -----------------
4/30/00         10000           10000            10000
                10839            8703            10635
                10218            7604             9054
                 8406            6592             7731
                10281            8100             9890
                11180            8614            10851
                13633            9941            13074
                15754           11456            15325
                15124           10920            13981
                 9660            7064             8381
4/30/10         13540            9808            11894






   Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans for service and distribution. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund's existing no-load shares were redesignated as Class I shares.
2. Performance figures for Investor Class shares, first offered April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees.
3. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expenses and fees for Class A, C, R1, R2 and R3 shares.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500(R) Index is considered to be the Fund's broad-based securities market index for comparison purposes.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay ICAP Equity Fund

CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  14.66%    39.77%    3.65%    2.82%





(PERFORMANCE GRAPH)

              MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
               EQUITY FUND        INDEX         VALUE INDEX
              -------------    ----------    -----------------
4/30/00           10000           10000            10000
                  10812            8703            10635
                  10167            7604             9054
                   8343            6592             7731
                  10179            8100             9890
                  11041            8614            10851
                  13430            9941            13074
                  15479           11456            15325
                  14823           10920            13981
                   9450            7064             8381
4/30/10           13208            9808            11894




BENCHMARK PERFORMANCE                       SIX       ONE      FIVE      TEN
                                          MONTHS     YEAR     YEARS     YEARS
S&P 500(R) Index(4)                       15.66%    38.84%    2.63%    -0.19%
S&P 500/Citigroup Value Index(5)          17.98     41.93     1.85      1.75
Average Lipper large-cap value fund(6)    14.65     38.20     1.63      2.89





   Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5. The S&P 500/Citigroup Value Index represents approximately half of the market capitalization of the stocks in the S&P 500(R) Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,146.40        $ 8.36         $1,017.00         $ 7.85
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,148.40        $ 6.29         $1,018.90         $ 5.91
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,141.90        $12.27         $1,013.30         $11.53
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,150.20        $ 4.80         $1,020.30         $ 4.51
-------------------------------------------------------------------------------------------------------
CLASS R1 SHARES               $1,000.00       $1,149.50        $ 5.49         $1,019.70         $ 5.16
-------------------------------------------------------------------------------------------------------
CLASS R2 SHARES               $1,000.00       $1,148.10        $ 6.87         $1,018.40         $ 6.46
-------------------------------------------------------------------------------------------------------
CLASS R3 SHARES               $1,000.00       $1,146.60        $ 8.14         $1,017.20         $ 7.65
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.57% for Investor Class, 1.18% for Class A, 2.31% for Class C, 0.90% for Class I, 1.03% for Class R1, 1.29% for Class R2 and 1.53% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


8    MainStay ICAP Equity Fund

SECTOR COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Financials                              18.0%
Energy                                  14.2
Information Technology                  12.6
Health Care                             12.3
Industrials                             12.2
Consumer Discretionary                  10.3
Consumer Staples                         7.3
Materials                                5.0
Telecommunication Services               4.5
Short-Term Investment                    3.3
Other Assets, Less Liabilities           0.3
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 12 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Wells Fargo & Co.
    2.  PepsiCo, Inc.
    3.  Lowe's Cos., Inc.
    4.  ConocoPhillips
    5.  Chevron Corp.
    6.  Viacom, Inc. Class B
    7.  U.S. Bancorp
    8.  Honeywell International, Inc.
    9.  Newmont Mining Corp.
   10.  Sanofi-Aventis, Sponsored ADR





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay ICAP Equity Fund returned 14.64% for Investor Class shares, 14.84% for Class A shares and 14.19% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 15.02%, Class R1 shares returned 14.95%, Class R2 shares returned 14.81% and Class R3 shares returned 14.66%. Class A, Class I, Class R1, Class R2 and Class R3 shares outperformed--and Investor Class and Class C shares underperformed--the 14.65% return of the average Lipper(1) large-cap value fund for the same time period. All share classes underperformed the 15.66% return of the S&P 500(R) Index(2) for the six months ended April 30, 2010. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S PERFOR- MANCE RELATIVE TO THE S&P 500(R) INDEX DURING
THE REPORTING PERIOD?

The Fund underperformed the S&P 500(R) Index during the reporting period primarily because of weak stock selection in the consumer staples, health care and financials sectors. These effects were partially offset by favorable stock selection in the materials, energy and industrials sectors.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

Relative to the S&P 500(R) Index, the Fund's strongest-contributing sector during the reporting period was industrials, followed by materials and energy. The sectors that detracted the most from the Fund's performance relative to the Index included health care, consumer staples and financials.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE POSITIVE CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED?

On an absolute basis, the stocks that made the strongest positive contributions to the Fund's performance during the reporting period were home improvement retailer Lowe's, diversified manufacturer Honeywell International and railroad operator CSX. Each of these holdings benefited from a recovering economy and a pickup in consumer and business activity.

Major detractors from the Fund's performance on an absolute basis included pharmacy retailer and benefits manager CVS Caremark, diversified health care company Sanofi-Aventis and brewer Molson Coors. Shares of CVS Caremark underperformed the S&P 500(R) Index because of disappointing sales and because gains from the integration of CVS and Caremark did not materialize as anticipated. We sold the Fund's position in CVS Caremark during the reporting period. Sanofi-Aventis and Molson Coors remained in the Fund at the end of the reporting period, as we continued to find these stocks attractive.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During a reporting period characterized by ongoing, if somewhat restrained, economic recovery, the stock market was volatile but continued to rebound overall. In this environment, we looked for stocks with attractive valuations and specific catalysts that might trigger appreciation over a 12- to 18-month time frame.

We added integrated oil firm ConocoPhillips to the Fund during the reporting period. The investment reflected our belief that the stock was attractively valued and that its management was focused on improving returns by divesting underperforming assets, cutting costs and capital expenditures, and then using free cash flow to reduce debt and repurchase shares. We also added insurance carrier Aflac. We believed that the company's investment portfolio performance and its sales in Japan would exceed expectations.

In addition to the sales already mentioned, we sold the Fund's position in financial services provider Capital One Financial and semiconductor manufacturer Intel. Each was sold when we found other stocks that we believed had greater upside potential and were more attractive on a relative valuation basis.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund increased its sector exposure relative to the S&P 500(R) Index in information technology and energy. With these increases, the Fund shifted to an overweight posi-tion in energy relative to the S&P 500(R) Index but remained underweight in information technology.

Over the same period, the Fund decreased its allocations relative to the S&P 500(R) Index in consumer

1. See footnote on page 7 for more information about Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500(R) Index.

10    MainStay ICAP Equity Fund
staples and financials. The reduced allocations made the Fund less overweight relative to the S&P 500(R) Index in financials and more underweight relative to the Index in consumer staples.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, the Fund was overweight relative to the S&P 500(R) Index in the energy and telecom-munication services sectors and underweight relative to the Index in information technology and consumer staples. This positioning reflected our views of the prospects for the economy and the relative attractiveness of individual holdings in these sectors.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 96.4%+
-------------------------------------------------------

CONSUMER DISCRETIONARY 10.3%
Johnson Controls, Inc.            512,850  $ 17,226,631
V  Lowe's Cos., Inc.            1,271,050    34,470,876
McDonald's Corp.                  133,850     9,448,472
V  Viacom, Inc. Class B (a)       881,741    31,151,910
                                           ------------
                                             92,297,889
                                           ------------

CONSUMER STAPLES 7.3%
Coca-Cola Co. (The)               317,400    16,965,030
Molson Coors Brewing Co.
  Class B                         261,950    11,620,102
V  PepsiCo, Inc.                  555,138    36,206,100
                                           ------------
                                             64,791,232
                                           ------------

ENERGY 14.2%
V  Chevron Corp.                  386,350    31,464,344
V  ConocoPhillips                 558,750    33,072,412
Halliburton Co.                   562,050    17,226,833
Marathon Oil Corp.                768,000    24,691,200
Occidental Petroleum Corp.        225,012    19,949,564
                                           ------------
                                            126,404,353
                                           ------------

FINANCIALS 18.0%
Aflac, Inc.                       397,300    20,246,408
Aon Corp.                         422,350    17,932,981
BB&T Corp.                        595,850    19,806,054
JPMorgan Chase & Co.              615,416    26,204,413
TD Ameritrade Holding Corp.
  (a)                             453,000     9,069,060
V  U.S. Bancorp                 1,118,600    29,944,922
V  Wells Fargo & Co.            1,127,500    37,331,525
                                           ------------
                                            160,535,363
                                           ------------

HEALTH CARE 12.3%
Covidien PLC                      443,300    21,273,967
DaVita, Inc.(a)                   129,650     8,094,050
Merck & Co., Inc.                 707,080    24,776,083
Pfizer, Inc.                    1,636,350    27,359,772
V  Sanofi-Aventis, Sponsored
  ADR (a)(b)                      831,900    28,376,109
                                           ------------
                                            109,879,981
                                           ------------

INDUSTRIALS 12.2%
Caterpillar, Inc.                 369,300    25,145,637
CSX Corp.                         355,450    19,922,973
Cummins, Inc.                     149,100    10,769,493
V  Honeywell International,
  Inc.                            612,818    29,090,470
Masco Corp.                       712,150    11,558,195
Robert Half International,
  Inc.                            174,050     4,765,489
Textron, Inc.                     346,100     7,904,924
                                           ------------
                                            109,157,181
                                           ------------

INFORMATION TECHNOLOGY 12.6%
Accenture PLC Class A             354,600    15,474,744
Cisco Systems, Inc. (a)           663,100    17,850,652
Hewlett-Packard Co.               452,459    23,514,294
MasterCard, Inc. Class A           37,850     9,388,314
QUALCOMM, Inc.                    484,700    18,777,278
Texas Instruments, Inc.         1,045,218    27,186,120
                                           ------------
                                            112,191,402
                                           ------------

MATERIALS 5.0%
V  Newmont Mining Corp.           507,000    28,432,560
Owens-Illinois, Inc.(a)           455,700    16,150,008
                                           ------------
                                             44,582,568
                                           ------------

TELECOMMUNICATION SERVICES 4.5%
BCE, Inc.                         624,150    18,786,915
Vodafone Group PLC,
  Sponsored ADR (b)               981,200    21,782,640
                                           ------------
                                             40,569,555
                                           ------------
Total Common Stocks
  (Cost $670,721,358)                       860,409,524
                                           ------------


                                PRINCIPAL
                                   AMOUNT

SHORT-TERM INVESTMENT 3.3%
-------------------------------------------------------

REPURCHASE AGREEMENT 3.3%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $30,054,298
  (Collateralized by a
  United States
  Treasury Bill with rate of
  0.107%
  and a maturity date of
  6/3/10, with
  a Principal Amount of
  $30,660,000
  and a Market Value of
  $30,656,934)                $30,054,272    30,054,272
                                           ------------
Total Short-Term Investment
  (Cost $30,054,272)                         30,054,272
                                           ------------
Total Investments
  (Cost $700,775,630) (c)            99.7%  890,463,796
Other Assets, Less
  Liabilities                         0.3     2,332,736
                              -----------  ------------



Net Assets                          100.0% $892,796,532
                              ===========  ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At April 30, 2010, cost is $735,394,794
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation     $191,847,039
Gross unrealized depreciation      (36,778,037)
                                  ------------
Net unrealized appreciation       $155,069,002
                                  ============





+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

12    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                      QUOTED
                                                   PRICES IN
                                                      ACTIVE   SIGNIFICANT
                                                 MARKETS FOR         OTHER     SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE    UNOBSERVABLE
                                                      ASSETS        INPUTS          INPUTS
 DESCRIPTION                                       (LEVEL 1)     (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
Common Stocks                                   $860,409,524   $        --        $     --    $860,409,524
Short-Term Investment
  Repurchase Agreement                                    --    30,054,272              --      30,054,272
                                                ------------   -----------        --------    ------------
Total Investments in Securities                 $860,409,524   $30,054,272             $--    $890,463,796
                                                ============   ===========        ========    ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $700,775,630)     $ 890,463,796
Receivables:
  Investment securities sold             3,503,423
  Fund shares sold                       1,461,331
  Dividends and interest                   885,763
Other assets                                71,749
                                     -------------
     Total assets                      896,386,062
                                     -------------

LIABILITIES:
Payables:
  Investment securities purchased        2,551,624
  Manager (See Note 3)                     570,966
  Fund shares redeemed                     231,813
  Transfer agent (See Note 3)              115,038
  Shareholder communication                 70,481
  Professional fees                         21,622
  NYLIFE Distributors (See Note 3)          15,868
  Trustees                                   2,774
  Custodian                                  2,624
Accrued expenses                             6,720
                                     -------------
     Total liabilities                   3,589,530
                                     -------------
Net assets                           $ 892,796,532
                                     =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $      26,081
Additional paid-in capital             993,433,310
                                     -------------
                                       993,459,391
Accumulated undistributed net
  investment income                        166,163
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (290,517,188)
Net unrealized appreciation on
  investments                          189,688,166
                                     -------------
Net assets                           $ 892,796,532
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  12,629,524
                                     =============
Shares of beneficial interest
  outstanding                              369,801
                                     =============
Net asset value per share
  outstanding                        $       34.15
Maximum sales charge (5.50% of
  offering price)                             1.99
                                     -------------
Maximum offering price per share
  outstanding                        $       36.14
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  29,765,525
                                     =============
Shares of beneficial interest
  outstanding                              870,760
                                     =============
Net asset value per share
  outstanding                        $       34.18
Maximum sales charge (5.50% of
  offering price)                             1.99
                                     -------------
Maximum offering price per share
  outstanding                        $       36.17
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   7,149,063
                                     =============
Shares of beneficial interest
  outstanding                              210,551
                                     =============
Net asset value and offering price
  per share outstanding              $       33.95
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 835,629,343
                                     =============
Shares of beneficial interest
  outstanding                           24,407,487
                                     =============
Net asset value and offering price
  per share outstanding              $       34.24
                                     =============
CLASS R1
Net assets applicable to
  outstanding shares                 $   2,677,250
                                     =============
Shares of beneficial interest
  outstanding                               78,161
                                     =============
Net asset value and offering price
  per share outstanding              $       34.25
                                     =============
CLASS R2
Net assets applicable to
  outstanding shares                 $   3,451,800
                                     =============
Shares of beneficial interest
  outstanding                              100,958
                                     =============
Net asset value and offering price
  per share outstanding              $       34.19
                                     =============
CLASS R3
Net assets applicable to
  outstanding shares                 $   1,494,027
                                     =============
Shares of beneficial interest
  outstanding                               43,743
                                     =============
Net asset value and offering price
  per share outstanding              $       34.15
                                     =============





14    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  8,065,756
  Interest                                    859
                                     ------------
     Total income                       8,066,615
                                     ------------
EXPENSES:
  Manager (See Note 3)                  3,216,362
  Transfer agent (See Note 3)             335,315
  Distribution/Service--Investor
     Class (See Note 3)                    15,134
  Distribution/Service--Class A
     (See Note 3)                          34,508
  Distribution/Service--Class C
     (See Note 3)                          31,121
  Distribution/Service--Class R2
     (See Note 3)                           3,578
  Distribution/Service--Class R3
     (See Note 3)                           1,632
  Professional fees                        70,896
  Shareholder communication                63,808
  Registration                             50,960
  Trustees                                 13,917
  Custodian                                10,387
  Shareholder service (See Note 3)          2,978
  Miscellaneous                            27,297
                                     ------------
     Total expenses before waiver       3,877,893
  Expense waiver from Manager (See
     Note 3)                             (127,014)
                                     ------------
     Net expenses                       3,750,879
                                     ------------
Net investment income                   4,315,736
                                     ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                27,466,449
  Foreign currency transactions            10,328
                                     ------------
Net realized gain on investments
  and foreign currency transactions    27,476,777
                                     ------------
Net change in unrealized
  appreciation on investments          81,769,719
                                     ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                        109,246,496
                                     ------------
Net increase in net assets
  resulting from operations          $113,562,232
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $80,737.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010           2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  4,315,736  $  11,875,074
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                  27,476,777   (231,299,237)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   81,769,719    295,413,981
                              ---------------------------
 Net increase in net assets
  resulting from operations    113,562,232     75,989,818
                              ---------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                 (42,232)      (212,789)
    Class A                       (123,814)      (414,134)
    Class C                        (11,585)       (59,656)
    Class I                     (4,329,910)   (16,296,994)
    Class R1                       (12,422)       (37,929)
    Class R2                       (13,370)       (34,582)
    Class R3                        (3,008)        (3,304)
                              ---------------------------
 Total dividends to
  shareholders                  (4,536,341)   (17,059,388)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       110,904,537    161,741,286
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      4,425,097     16,634,734
 Cost of shares redeemed       (83,593,332)  (257,593,968)
                              ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               31,736,302    (79,217,948)
                              ---------------------------
    Net increase (decrease)
     in net assets             140,762,193    (20,287,518)
NET ASSETS:
Beginning of period            752,034,339    772,321,857
                              ---------------------------
End of period                 $892,796,532  $ 752,034,339
                              ===========================
Accumulated undistributed
 net investment income at
 end of period                $    166,163  $     386,768
                              ===========================





16    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                             INVESTOR CLASS
                                           -------------------------------------------------
                                                                                  APRIL 29,
                                           SIX MONTHS                              2008**
                                              ENDED           YEAR ENDED           THROUGH
                                            APRIL 30,        OCTOBER 31,        OCTOBER 31,
                                              2010*              2009               2008
Net asset value at beginning of
  period                                     $ 29.89           $ 26.95             $ 39.51
                                             -------           -------             -------
Net investment income                           0.07 (a)          0.32 (a)            0.27
Net realized and unrealized gain
  (loss) on investments                         4.30              3.15              (12.55)
                                             -------           -------             -------
Total from investment operations                4.37              3.47              (12.28)
                                             -------           -------             -------
Less dividends and distributions:
  From net investment income                   (0.11)            (0.53)              (0.28)
  From net realized gain on
     investments                                  --                --                  --
                                             -------           -------             -------
Total dividends and distributions              (0.11)            (0.53)              (0.28)
                                             -------           -------             -------
Net asset value at end of period             $ 34.15           $ 29.89             $ 26.95
                                             =======           =======             =======
Total investment return (b)                    14.64%(c)         13.32%             (31.24%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         0.45%++           1.24%               1.54% ++
  Net expenses                                  1.57%++           1.29%               1.19% ++
  Expenses (before
     waiver/reimbursement)                      1.57%++           1.69%               1.61% ++
Portfolio turnover rate                           28%               93%                106%
Net assets at end of period (in
  000's)                                     $12,630           $11,465             $10,798




                                                                                    CLASS C
                                           ----------------------------------------------------------------------------------------
                                                                                 JANUARY 1,                            SEPTEMBER 1,
                                           SIX MONTHS                             2008***                                 2006**
                                              ENDED           YEAR ENDED          THROUGH           YEAR ENDED            THROUGH
                                            APRIL 30,        OCTOBER 31,        OCTOBER 31,        DECEMBER 31,        DECEMBER 31,
                                              2010*              2009               2008               2007                2006
Net asset value at beginning of
  period                                     $29.78             $26.86            $ 41.43             $44.96              $44.82
                                             ------             ------            -------             ------              ------
Net investment income (loss)                  (0.06)(a)           0.13 (a)           0.19               0.34                0.08 (a)
Net realized and unrealized gain
  (loss) on investments                        4.29               3.13             (14.55)              1.85                4.03
                                             ------             ------            -------             ------              ------
Total from investment operations               4.23               3.26             (14.36)              2.19                4.11
                                             ------             ------            -------             ------              ------
Less dividends and distributions:
  From net investment income                  (0.06)             (0.34)             (0.21)             (0.31)              (0.24)
  From net realized gain on
     investments                                 --                 --                 --              (5.41)              (3.73)
                                             ------             ------            -------             ------              ------
Total dividends and distributions             (0.06)             (0.34)             (0.21)             (5.72)              (3.97)
                                             ------             ------            -------             ------              ------
Net asset value at end of period             $33.95             $29.78            $ 26.86             $41.43              $44.96
                                             ======             ======            =======             ======              ======
Total investment return (b)                   14.19% (c)         12.51%            (34.82%)(c)          4.99%               9.30%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                (0.35%)++           0.52%              0.65% ++           0.49%               0.54%++
  Net expenses                                 2.31% ++           2.04%              1.94% ++           1.93%               2.05%++
  Expenses (before
     waiver/reimbursement)                     2.31% ++           2.44%              2.30% ++           2.11%               2.14%++
Portfolio turnover rate                          28%                93%               106%                71%                 80%
Net assets at end of period (in
  000's)                                     $7,149             $5,206            $ 4,996             $8,606              $1,922



*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.




18    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                CLASS A
------------------------------------------------------------------------------------------------------
                                                JANUARY 1,                                SEPTEMBER 1,
      SIX MONTHS                                 2008***                                     2006**
         ENDED             YEAR ENDED            THROUGH             YEAR ENDED              THROUGH
       APRIL 30,          OCTOBER 31,          OCTOBER 31,          DECEMBER 31,          DECEMBER 31,
         2010*                2009                 2008                 2007                  2006

        $ 29.89             $ 26.93              $ 41.53               $ 45.01               $44.82
        -------             -------              -------               -------               ------
           0.13 (a)            0.35 (a)             0.42                  0.66                 0.20 (a)
           4.30                3.15               (14.59)                 1.88                 4.02
        -------             -------              -------               -------               ------
           4.43                3.50               (14.17)                 2.54                 4.22
        -------             -------              -------               -------               ------

          (0.14)              (0.54)               (0.43)                (0.61)               (0.30)
             --                  --                   --                 (5.41)               (3.73)
        -------             -------              -------               -------               ------
          (0.14)              (0.54)               (0.43)                (6.02)               (4.03)
        -------             -------              -------               -------               ------
        $ 34.18             $ 29.89              $ 26.93               $ 41.53               $45.01
        =======             =======              =======               =======               ======
          14.84%(c)           13.46%              (34.38%)(c)             5.78%                9.55%(c)

           0.82%++             1.35%                1.38% ++              1.22%                1.28%++
           1.18%++             1.18%                1.18% ++              1.18%                1.30%++
           1.18%++             1.26%                1.35% ++              1.36%                1.39%++
             28%                 93%                 106%                   71%                  80%
        $29,766             $25,257              $21,826               $51,349               $6,798



                                                         CLASS I
      ------------------------------------------------------------------------------------------------------------
                                                JANUARY 1,
      SIX MONTHS                                 2008***
         ENDED             YEAR ENDED            THROUGH
       APRIL 30,          OCTOBER 31,          OCTOBER 31,                      YEAR ENDED DECEMBER 31,
         2010*                2009                 2008                2007               2006              2005

       $  29.93             $  26.97             $  41.57           $    45.03          $  41.17          $  44.01
       --------             --------             --------           ----------          --------          --------
           0.18 (a)             0.45 (a)             0.54                 0.77              0.63 (a)          0.65
           4.31                 3.14               (14.62)                1.94              7.59              4.17
       --------             --------             --------           ----------          --------          --------
           4.49                 3.59               (14.08)                2.71              8.22              4.82
       --------             --------             --------           ----------          --------          --------

          (0.18)               (0.63)               (0.52)               (0.76)            (0.63)            (0.64)
             --                   --                   --                (5.41)            (3.73)            (7.02)
       --------             --------             --------           ----------          --------          --------
          (0.18)               (0.63)               (0.52)               (6.17)            (4.36)            (7.66)
       --------             --------             --------           ----------          --------          --------
       $  34.24             $  29.93             $  26.97           $    41.57          $  45.03          $  41.17
       ========             ========             ========           ==========          ========          ========
          15.02%(c)            13.86%              (34.18%)(c)            6.20%            20.17%            10.91%

           1.11%++              1.76%                1.79% ++             1.63%             1.42%             1.37%
           0.90%++              0.83%                0.80% ++             0.80%             0.80%             0.80%
           0.93%++              1.02%                0.96% ++             0.92%             0.88%             0.88%
             28%                  93%                 106%                  71%               80%               86%
       $835,629             $705,425             $732,479           $1,041,210          $982,543          $800,011




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                   CLASS R1
                                           ----------------------------------------------------------------------------------------
                                                                                 JANUARY 1,                            SEPTEMBER 1,
                                           SIX MONTHS                             2008***                                 2006**
                                              ENDED           YEAR ENDED          THROUGH           YEAR ENDED            THROUGH
                                            APRIL 30,        OCTOBER 31,        OCTOBER 31,        DECEMBER 31,        DECEMBER 31,
                                              2010*              2009               2008               2007                2006
Net asset value at beginning of
  period                                     $29.94             $26.98            $ 41.59             $45.00              $44.82
                                             ------             ------            -------             ------              ------
Net investment income                          0.16 (a)           0.39 (a)           0.52               0.77                0.22 (a)
Net realized and unrealized gain
  (loss) on investments                        4.31               3.18             (14.64)              1.94                4.03
                                             ------             ------            -------             ------              ------
Total from investment operations               4.47               3.57             (14.12)              2.71                4.25
                                             ------             ------            -------             ------              ------
Less dividends and distributions:
  From net investment income                  (0.16)             (0.61)             (0.49)             (0.71)              (0.34)
  From net realized gain on
     investments                                 --                 --                 --              (5.41)              (3.73)
                                             ------             ------            -------             ------              ------
Total dividends and distributions             (0.16)             (0.61)             (0.49)             (6.12)              (4.07)
                                             ------             ------            -------             ------              ------
Net asset value at end of period             $34.25             $29.94            $ 26.98             $41.59              $45.00
                                             ======             ======            =======             ======              ======
Total investment return (b)                   14.95%(c)          13.73%            (34.24%)(c)          6.10%               9.67%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        0.98%++            1.49%              1.66% ++           1.72%               1.38% ++
  Net expenses                                 1.03%++            0.94%              0.90% ++           0.90%               0.90% ++
  Expenses (before
     waiver/reimbursement)                     1.03%++            1.11%              1.06% ++           1.02%               0.99% ++
Portfolio turnover rate                          28%                93%               106%                71%                 80%
Net assets at end of period (in
  000's)                                     $2,677             $2,268            $ 1,370             $1,097              $   40




                                                                                   CLASS R3
                                           ----------------------------------------------------------------------------------------
                                                                                 JANUARY 1,                            SEPTEMBER 1,
                                           SIX MONTHS                             2008***                                 2006**
                                              ENDED           YEAR ENDED          THROUGH           YEAR ENDED            THROUGH
                                           APRIL 30,         OCTOBER 31,        OCTOBER 31,        DECEMBER 31,        DECEMBER 31,
                                              2010*              2009               2008               2007                2006
Net asset value at beginning of
  period                                     $29.89             $26.93            $ 41.52             $45.00              $44.82
                                             ------             ------            -------             ------              ------
Net investment income                          0.04 (a)           0.23 (a)           0.38               0.57                0.13 (a)
Net realized and unrealized gain
  (loss) on investments                        4.34               3.21             (14.61)              1.86                4.06
                                             ------             ------            -------             ------              ------
Total from investment operations               4.38               3.44             (14.23)              2.43                4.19
                                             ------             ------            -------             ------              ------
Less dividends and distributions:
  From net investment income                  (0.12)             (0.48)             (0.36)             (0.50)              (0.28)
  From net realized gain on
     investments                                 --                 --                 --              (5.41)              (3.73)
                                             ------             ------            -------             ------              ------
Total dividends and distributions             (0.12)             (0.48)             (0.36)             (5.91)              (4.01)
                                             ------             ------            -------             ------              ------
Net asset value at end of period             $34.15             $29.89            $ 26.93             $41.52              $45.00
                                             ======             ======            =======             ======              ======
Total investment return (b)                   14.66%(c)          13.22%            (34.51%)(c)          5.55%               9.49%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        0.27%++            0.88%              1.16% ++           0.98%               0.86% ++
  Net expenses                                 1.53%++            1.45%              1.40% ++           1.40%               1.40% ++
  Expenses (before
     waiver/reimbursement)                     1.53%++            1.60%              1.57% ++           1.52%               1.49% ++
Portfolio turnover rate                          28%                93%               106%                71%                 80%
Net assets at end of period (in
  000's)                                     $1,494             $  365            $    72             $   67              $   27



*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.




20    MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                  CLASS R2
      ------------------------------------------------------------------------------------------------
                                                JANUARY 1,                                SEPTEMBER 1,
      SIX MONTHS                                 2008***                                     2006**
         ENDED             YEAR ENDED            THROUGH             YEAR ENDED              THROUGH
       APRIL 30,          OCTOBER 31,          OCTOBER 31,          DECEMBER 31,          DECEMBER 31,
         2010*                2009                 2008                 2007                  2006

        $29.90               $26.94              $ 41.54               $45.02                $44.82
        ------               ------              -------               ------                ------
          0.10 (a)             0.33 (a)             0.44                 0.63                  0.12 (a)
          4.33                 3.17               (14.62)                1.92                  4.13
        ------               ------              -------               ------                ------
          4.43                 3.50               (14.18)                2.55                  4.25
        ------               ------              -------               ------                ------

         (0.14)               (0.54)               (0.42)               (0.62)                (0.32)
            --                   --                   --                (5.41)                (3.73)
        ------               ------              -------               ------                ------
         (0.14)               (0.54)               (0.42)               (6.03)                (4.05)
        ------               ------              -------               ------                ------
        $34.19               $29.90              $ 26.94               $41.54                $45.02
        ======               ======              =======               ======                ======
         14.81%(c)            13.47%              (34.38%)(c)            5.82%                 9.58%(c)

          0.64%++              1.27%                1.43% ++             1.29%                 0.77%++
          1.29%++              1.19%                1.15% ++             1.15%                 1.15%++
          1.29%++              1.36%                1.31% ++             1.27%                 1.24%++
            28%                  93%                 106%                  71%                   80%
        $3,452               $2,050              $   781               $1,156                $1,161




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



MAINSTAY ICAP SELECT EQUITY FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges           8.99%   31.45%    3.10%    3.85%
Excluding sales charges     15.33    39.10     4.27     4.44




(With sales charges)

(PERFORMANCE GRAPH)

              MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
               SELECT FUND        INDEX         VALUE INDEX
              -------------    ----------    -----------------
4/30/00            9450           10000            10000
                  10099            8703            10635
                   9252            7604             9054
                   7875            6592             7731
                  10539            8100             9890
                  11839            8614            10851
                  14293            9941            13074
                  16662           11456            15325
                  15967           10920            13981
                  10492            7064             8381
4/30/10           14595            9808            11894



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges           9.14%   31.84%    3.19%    3.90%
Excluding sales charges     15.50    39.51     4.36     4.49




(With sales charges)


(PERFORMANCE GRAPH)

                         MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                         SELECT EQUITY       INDEX         VALUE INDEX
                         -------------    ----------    -----------------
4/30/00                      23625           25000            25000
                             25247           21757            26587
                             23129           19010            22636
                             19686           16480            19327
                             26347           20250            24725
                             29596           21534            27129
                             35733           24853            32686
                             41655           28640            38312
                             39918           27301            34954
                             26266           17660            20952
4/30/10                      36644           24520            29736



CLASS B SHARES(4)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges           9.92%   33.15%    3.16%    3.67%
Excluding sales charges     14.92    38.15     3.51     3.67




(With sales charges)


(PERFORMANCE GRAPH)

                    MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                     SELECT FUND        INDEX         VALUE INDEX
                    -------------    ----------    -----------------
4/30/00                 10000           10000            10000
                        10607            8703            10635
                         9644            7604             9054
                         8147            6592             7731
                        10822            8100             9890
                        12066            8614            10851
                        14459            9941            13074
                        16730           11456            15325
                        15918           10920            13981
                        10379            7064             8381
4/30/10                 14338            9808            11894







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


22    MainStay ICAP Select Equity Fund

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          13.92%   37.15%    3.51%    3.67%
Excluding sales charges     14.92    38.15     3.51     3.67



(With sales charges)

(PERFORMANCE GRAPH)

              MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
              SELECT EQUITY       INDEX         VALUE INDEX
              -------------    ----------    -----------------
4/30/00           10000           10000            10000
                  10607            8703            10635
                   9644            7604             9054
                   8147            6592             7731
                  10822            8100             9890
                  12066            8614            10851
                  14459            9941            13074
                  16730           11456            15325
                  15918           10920            13981
                  10379            7064             8381
4/30/10           14338            9808            11894



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   15.68%   39.91%    4.65%    4.76%




(With sales charges)


(PERFORMANCE GRAPH)

                     MAINSTAY ICAP
                     SELECT EQUITY    S&P 500(R)    S&P 500/CITIGROUP
                          FUND           INDEX         VALUE INDEX
                     -------------    ----------    -----------------
4/30/00                  10000           10000            10000
                         10713            8703            10635
                          9839            7604             9054
                          8396            6592             7731
                         11264            8100             9890
                         12685            8614            10851
                         15354            9941            13074
                         17943           11456            15325
                         17258           10920            13981
                         11383            7064             8381
4/30/10                  15926            9808            11894



CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   15.58%   39.57%    4.54%    4.65%




(With sales charges)


(PERFORMANCE GRAPH)

            MAINSTAY ICAP
            SELECT EQUITY    S&P 500(R)    S&P 500/CITIGROUP
                 FUND           INDEX         VALUE INDEX
            -------------    ----------    -----------------
4/30/00         10000           10000            10000
                10703            8703            10635
                 9819            7604             9054
                 8370            6592             7731
                11219            8100             9890
                12622            8614            10851
                15262            9941            13074
                17824           11456            15325
                17127           10920            13981
                11292            7064             8381
4/30/10         15760            9808            11894






   are available in certain individual retirement accounts or in certain retirement plans for service and distribution. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund's existing no-load shares were redesignated as Class I shares.
2. Performance figures for Investor Class shares, first offered April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees.
3. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, includes the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expenses and fees for Class A, C, R1, R2 and R3 shares.
4. Performance figures for Class B shares, first offered November 13, 2009, include the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain contractual expenses and fees.


THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    23

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   15.41%   39.32%    4.28%    4.39%




(With sales charges)


(PERFORMANCE GRAPH)

              MAINSTAY ICAP
              SELECT EQUITY    S&P 500(R)    S&P 500/CITIGROUP
                   FUND           INDEX         VALUE INDEX
              -------------    ----------    -----------------
4/30/00           10000           10000            10000
                  10676            8703            10635
                   9770            7604             9054
                   8308            6592             7731
                  11108            8100             9890
                  12465            8614            10851
                  15034            9941            13074
                  17510           11456            15325
                  16784           10920            13981
                  11031            7064             8381
4/30/10           15368            9808            11894



CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   15.29%   38.98%    4.03%    4.14%




(With sales charges)


(PERFORMANCE GRAPH)

                                MAINSTAY ICAP    S&P 500(R)    S&P 500/CITIGROUP
                                SELECT EQUITY       INDEX         VALUE INDEX
                                -------------    ----------    -----------------
4/30/00                             10000           10000            10000
                                    10649            8703            10635
                                     9722            7604             9054
                                     8246            6592             7731
                                    10997            8100             9890
                                    12310            8614            10851
                                    14811            9941            13074
                                    17207           11456            15325
                                    16457           10920            13981
                                    10792            7064             8381
4/30/10                             14999            9808            11894




BENCHMARK PERFORMANCE                       SIX       ONE      FIVE      TEN
                                          MONTHS     YEAR     YEARS     YEARS
S&P 500(R) Index(5)                       15.66%    38.84%    2.63%    -0.19%
S&P 500/Citigroup Value Index(6)          17.98     41.93     1.85      1.75
Average Lipper large-cap value fund(7)    14.65     38.20     1.63      2.89





5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500(R) Index is considered to be the Fund's broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The S&P 500/Citigroup Value Index represents approximately half of the market capitalization of the stocks in the S&P 500(R) Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7. The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


24    MainStay ICAP Select Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP SELECT EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                   11/1/09(3)        4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,153.30        $ 7.85         $1,017.50         $ 7.35
--------------------------------------------------------------------------------------------------------
CLASS A SHARES                 $1,000.00       $1,155.00        $ 6.30         $1,018.90         $ 5.91
--------------------------------------------------------------------------------------------------------
CLASS B SHARES(2)              $1,000.00       $1,096.60        $10.78         $1,012.90         $10.35
--------------------------------------------------------------------------------------------------------
CLASS C SHARES                 $1,000.00       $1,149.20        $11.78         $1,013.80         $11.03
--------------------------------------------------------------------------------------------------------
CLASS I SHARES                 $1,000.00       $1,156.80        $ 4.81         $1,020.30         $ 4.51
--------------------------------------------------------------------------------------------------------
CLASS R1 SHARES                $1,000.00       $1,155.80        $ 5.72         $1,019.50         $ 5.36
--------------------------------------------------------------------------------------------------------
CLASS R2 SHARES                $1,000.00       $1,154.10        $ 7.05         $1,018.20         $ 6.61
--------------------------------------------------------------------------------------------------------
CLASS R3 SHARES                $1,000.00       $1,152.90        $ 8.38         $1,017.00         $7.85
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.47% for Investor Class, 1.18% for Class A, 2.22% for Class B , 2.21% for Class C, 0.90% for Class I, 1.07% for Class R1, 1.32% for Class R2 and 1.57% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 (to reflect the one-half year period) and 169 days for Class B (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2010. Had these shares been offered for the full six-month period ended April 30, 2010 and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $11.08 and the ending account value would have been $1,013.80.
3. Class B shares began investment activity on November 13, 2009.


                                                   mainstayinvestments.com    25

SECTOR COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Financials                              17.9%
Energy                                  14.0
Health Care                             13.8
Industrials                             13.5
Information Technology                  12.8
Consumer Discretionary                  10.3
Consumer Staples                         5.3
Materials                                4.1
Telecommunication Services               2.5
Short-Term Investment                    3.6
Other Assets, Less Liabilities           2.2
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 29 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  PepsiCo, Inc.
    2.  ConocoPhillips
    3.  Wells Fargo & Co.
    4.  Sanofi-Aventis, Sponsored ADR
    5.  Newmont Mining Corp.
    6.  Lowe's Cos., Inc.
    7.  Honeywell International, Inc.
    8.  Caterpillar, Inc.
    9.  Merck & Co., Inc.
   10.  Marathon Oil Corp.





26    MainStay ICAP Select Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP SELECT EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 15.33% for Investor Class shares, 15.50% for Class A shares and 14.92% for Class B and Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 15.68%, Class R1 shares returned 15.58%, Class R2 shares returned 15.41% and Class R3 shares returned 15.29%. All shares classes outperformed the 14.65% return of the average Lipper(1) large-cap value fund for the same time period. Class I shares outperformed--and all other share classes underperformed--the 15.66% return of the S&P 500(R) Index(2) for the six months ended April 30, 2010. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 22 and 23 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S PERFOR-
MANCE RELATIVE TO THE S&P 500(R) INDEX DURING
THE REPORTING PERIOD?

Favorable stock selection in the energy and industrials sectors contributed positively to Fund performance as did an overweight position relative to the S&P 500(R) Index in industrials. Stock selection in the consumer staples, health care and financials sectors detracted from the Fund's performance relative to the Index.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

Relative to the S&P 500(R) Index, the Fund's strongest-contributing sector during the reporting period was industrials, followed by energy and materials. The sectors that detracted the most from the Fund's performance relative to the Index included health care, consumer staples and financials.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED?

On an absolute basis, the holdings that made the strongest positive contributions to the Fund's absolute performance during the reporting period were home improvement retailer Lowe's, diversified manufacturer Honeywell International and railroad operator CSX. Each of these three holdings benefited from a recovering economy and a pickup in consumer and business activity.

Major detractors from performance on an absolute basis included pharmacy retailer and benefits manager CVS Caremark, diversified health care company Sanofi-Aventis and casualty insurer ACE. CVS Caremark performed poorly, as sales disappointed. We sold the Fund's position in CVS Caremark during the reporting period because the gains we expected from the integration of CVS and Caremark failed to materialize. We eliminated the Fund's position in ACE, as our outlook for anticipated pricing improvement and competitive advantages weakened and other stocks looked more attractive. Sanofi-Aventis remained in the Fund at the end of the reporting period, as we continued to find the stock attractive.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During a reporting period characterized by ongoing, if somewhat restrained, economic recovery, the stock market was volatile but continued to rebound overall. In this environment, we looked for stocks with attractive valuations and specific catalysts that might trigger appreciation over a 12- to 18-month time frame.

We added integrated oil firm ConocoPhillips to the Fund during the reporting period. We felt that the stock was attractively valued and that its manage-ment was focused on improving returns by divesting underperforming assets, cutting costs and capital expenditures, and then using free cash flow to reduce debt and repurchase shares. The Fund also added insurance carrier Aflac. We believed that the com-pany's investment portfolio performance and its sales in Japan would exceed expectations.

In addition to the sales already mentioned, we sold the Fund's position in financial services provider Capital One Financial and semiconductor manufacturer Intel. Both stocks were sold when we found other stocks that we believed had greater upside potential and were more attractive on a relative valuation basis.

WERE THERE ANY SIGNIFICANT SECTOR WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, the Fund increased its sector weightings relative to the S&P 500(R) Index in information technology and energy. With these

1. See footnote on page 24 for more information about Lipper Inc.
2. See footnote on page 24 for more information on the S&P 500 Index.

                                                   mainstayinvestments.com    27
increases, the Fund shifted to an overweight position relative to the S&P 500(R) Index in energy but remained underweight in information technology.

Over the same period, the Fund decreased its exposure to consumer staples and financials. These changes made the Fund less overweight relative to the S&P 500(R) Index in financials and more underweight relative to the Index in consumer staples.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, the Fund was overweight relative to the S&P 500(R) Index in the energy and industrials sectors and underweight relative to the Index in information technology and consumer staples. This positioning reflected our view of prospects for the economy and the relative attractiveness of individual holdings in these sectors.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

28    MainStay ICAP Select Equity Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                   SHARES           VALUE
COMMON STOCKS 94.2%+
---------------------------------------------------------

CONSUMER DISCRETIONARY 10.3%

Johnson Controls, Inc.          2,326,740  $   78,155,197
V  Lowe's Cos., Inc.            4,269,380     115,785,586
Viacom, Inc. Class B (a)        2,791,452      98,621,999
                                           --------------
                                             292,562,782
                                           --------------

CONSUMER STAPLES 5.3%

V  PepsiCo, Inc.                2,321,397    151,401,512
                                           --------------


ENERGY 14.0%
V  ConocoPhillips               2,243,100     132,769,089
Halliburton Co.                 2,453,335      75,194,718
V  Marathon Oil Corp.           3,183,678     102,355,247
Occidental Petroleum Corp.        987,171      87,522,581
                                           --------------
                                             397,841,635
                                           --------------

FINANCIALS 17.9%
Aflac, Inc.                     1,353,200      68,959,072
Aon Corp.                       1,377,600      58,492,896
BB&T Corp.                      2,042,300      67,886,052
JPMorgan Chase & Co.            1,987,549      84,629,837
U.S. Bancorp                    3,772,000     100,976,440
V  Wells Fargo & Co.            3,846,128     127,345,298
                                           --------------
                                             508,289,595
                                           --------------

HEALTH CARE 13.8%
Covidien PLC                    1,466,590      70,381,654
V  Merck & Co., Inc.            3,010,530     105,488,971
Pfizer, Inc.                    5,751,110      96,158,559
V  Sanofi-Aventis,
  Sponsored ADR (a)(b)          3,467,050     118,261,076
                                           --------------
                                             390,290,260
                                           --------------

INDUSTRIALS 13.5%
V  Caterpillar, Inc.            1,558,903     106,145,705
CSX Corp.                       1,480,440      82,978,662
Cummins, Inc.                     773,712      55,885,218
V  Honeywell International,
  Inc.                          2,241,076     106,383,878
Textron, Inc.                   1,433,600      32,743,424
                                           --------------
                                             384,136,887
                                           --------------

INFORMATION TECHNOLOGY 12.8%
Accenture PLC Class A             945,850      41,276,894
Cisco Systems, Inc. (a)         2,597,050      69,912,586
Hewlett-Packard Co.             1,506,187      78,276,538
QUALCOMM, Inc.                  1,865,350      72,263,659
Texas Instruments, Inc.         3,898,870     101,409,609
                                           --------------
                                             363,139,286
                                           --------------

MATERIALS 4.1%

V  Newmont Mining Corp.         2,069,740    116,071,019
                                           --------------


TELECOMMUNICATION SERVICES 2.5%
Vodafone Group PLC,
  Sponsored ADR (b)             3,137,550      69,653,610
                                           --------------
Total Common Stocks
  (Cost $2,178,269,771)                     2,673,386,586
                                           --------------


                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENT 3.6%
---------------------------------------------------------
REPURCHASE AGREEMENT 3.6%

State Street Bank and Trust
  Co. 0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $100,718,441
  (Collateralized by a
  United States Treasury
  Bill with a rate of
  0.144% and a maturity
  date of 7/15/10, with a
  Principal Amount of
  $102,765,000 and a Market
  Value of $102,734,171)     $100,718,357     100,718,357
                                           --------------
Total Short-Term Investment
  (Cost $100,718,357)                         100,718,357
                                           --------------
Total Investments
  (Cost $2,278,988,128) (c)          97.8%  2,774,104,943
Other Assets, Less
  Liabilities                         2.2      63,010,273
                             ------------  --------------

Net Assets                          100.0% $2,837,115,216
                             ============  ==============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At April 30, 2010, cost is $2,335,021,706
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation     $516,561,402
Gross unrealized depreciation      (77,478,165)
                                  ------------
Net unrealized appreciation       $439,083,237
                                  ============





+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)           TOTAL
Investments in Securities (a)
  Common Stocks                             $2,673,386,586  $         --      $     --  $2,673,386,586
  Short-Term Investment
     Repurchase Agreement                               --   100,718,357            --     100,718,357
                                            --------------  ------------      --------  --------------
Total Investments in Securities             $2,673,386,586  $100,718,357           $--  $2,774,104,943
                                            ==============  ============      ========  ==============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


30    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $2,278,988,128)  $2,774,104,943
Receivables:
  Fund shares sold                      65,311,389
  Investment securities sold             9,281,317
  Dividends and interest                 2,774,556
Other assets                               200,184
                                    --------------
     Total assets                    2,851,672,389
                                    --------------

LIABILITIES:
Payables:
  Investment securities purchased        8,930,243
  Fund shares redeemed                   2,694,623
  Manager (See Note 3)                   1,698,386
  Transfer agent (See Note 3)              661,077
  NYLIFE Distributors (See Note 3)         301,828
  Shareholder communication                248,866
  Professional fees                          9,212
  Trustees                                   7,191
  Custodian                                  2,866
Accrued expenses                             2,876
Dividend payable                                 5
                                    --------------
     Total liabilities                  14,557,173
                                    --------------
Net assets                          $2,837,115,216
                                    ==============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                 $       85,833
Additional paid-in capital           3,050,342,571
                                    --------------
                                     3,050,428,404
Accumulated undistributed net
  investment income                        284,800
Accumulated net realized loss on
  investments                         (708,714,803)
Net unrealized appreciation on
  investments                          495,116,815
                                    --------------
Net assets                          $2,837,115,216
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $  186,900,008
                                    ==============
Shares of beneficial interest
  outstanding                            5,659,556
                                    ==============
Net asset value per share
  outstanding                       $        33.02
Maximum sales charge (5.50% of
  offering price)                             1.92
                                    --------------
Maximum offering price per share
  outstanding                       $        34.94
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  465,096,542
                                    ==============
Shares of beneficial interest
  outstanding                           14,079,776
                                    ==============
Net asset value per share
  outstanding                       $        33.03
Maximum sales charge (5.50% of
  offering price)                             1.92
                                    --------------
Maximum offering price per share
  outstanding                       $        34.95
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $  102,435,022
                                    ==============
Shares of beneficial interest
  outstanding                            3,121,241
                                    ==============
Net asset value and offering price
  per share outstanding             $        32.82
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $   93,492,635
                                    ==============
Shares of beneficial interest
  outstanding                            2,848,782
                                    ==============
Net asset value and offering price
  per share outstanding             $        32.82
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $1,943,734,641
                                    ==============
Shares of beneficial interest
  outstanding                           58,747,837
                                    ==============
Net asset value and offering price
  per share outstanding             $        33.09
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $   15,553,685
                                    ==============
Shares of beneficial interest
  outstanding                              469,981
                                    ==============
Net asset value and offering price
  per share outstanding             $        33.09
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $   23,714,891
                                    ==============
Shares of beneficial interest
  outstanding                              717,899
                                    ==============
Net asset value and offering price
  per share outstanding             $        33.03
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $    6,187,792
                                    ==============
Shares of beneficial interest
  outstanding                              187,521
                                    ==============
Net asset value and offering price
  per share outstanding             $        33.00
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $ 21,544,090
  Interest                                  3,863
                                     ------------
     Total income                      21,547,953
                                     ------------
EXPENSES:
  Manager (See Note 3)                  9,734,356
  Transfer agent (See Note 3)           1,957,879
  Distribution/Service--Investor
     Class (See Note 3)                   206,272
  Distribution/Service--Class A
     (See Note 3)                         510,167
  Distribution/Service--Class B
     (See Note 3)                         463,163
  Distribution/Service--Class C
     (See Note 3)                         401,077
  Distribution/Service--Class R2
     (See Note 3)                          25,105
  Distribution/Service--Class R3
     (See Note 3)                          13,130
  Professional fees                       179,572
  Shareholder communication               166,929
  Registration                            124,588
  Trustees                                 41,443
  Custodian                                20,699
  Shareholder service (See Note 3)         20,037
  Miscellaneous                            60,231
                                     ------------
     Total expenses before waiver      13,924,648
  Expense waiver from Manager (See
     Note 3)                             (725,764)
                                     ------------
     Net expenses                      13,198,884
                                     ------------
Net investment income                   8,349,069
                                     ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments       59,657,904
Net change in unrealized
  appreciation on investments         262,454,923
                                     ------------
Net realized and unrealized gain on
  investments                         322,112,827
                                     ------------
Net increase in net assets
  resulting from operations          $330,461,896
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $37,976.


32    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010            2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income      $    8,349,069  $   20,335,188
 Net realized gain (loss)
  on investments                59,657,904    (444,231,673)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  262,454,923     608,693,467
                            ------------------------------
 Net increase in net
  assets resulting from
  operations                   330,461,896     184,796,982
                            ------------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                 (18,068)        (92,937)
    Class A                       (901,226)     (1,892,680)
    Class C                             --        (232,390)
    Class I                     (7,695,633)    (19,547,122)
    Class R1                       (57,032)       (120,361)
    Class R2                       (41,457)       (134,929)
    Class R3                        (6,285)        (34,328)
                            ------------------------------
 Total dividends to
  shareholders                  (8,719,701)    (22,054,747)
                            ------------------------------
Capital share
 transactions:
 Net proceeds from sale
  of shares                    529,319,670     561,820,873
 Net asset value of
  shares issued in
  connection with the
  acquisition of MainStay
  Value Fund (See Note
  10)                          354,083,152              --
 Net asset value of
  shares issued in
  connection with the
  acquisition of MainStay
  Mid Cap Value Fund (See
  Note 10)                     152,265,264              --
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends                      7,797,327      19,471,340
 Cost of shares redeemed      (268,243,283)   (516,758,908)
                            ------------------------------
    Increase in net assets
     derived from capital
     share transactions        775,222,130      64,533,305
                            ------------------------------
    Net increase in net
     assets                  1,096,964,325     227,275,540
NET ASSETS:
Beginning of period          1,740,150,891   1,512,875,351
                            ------------------------------
End of period               $2,837,115,216  $1,740,150,891
                            ==============================
Accumulated undistributed
 net investment income at
 end of period              $      284,800  $      655,432
                            ==============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                        INVESTOR CLASS
                            -------------------------------------
                                                       APRIL 29,
                            SIX MONTHS                   2008**
                               ENDED      YEAR ENDED    THROUGH
                             APRIL 30,   OCTOBER 31,  OCTOBER 31,

                            -------------------------------------
                               2010*         2009         2008
Net asset value at
  beginning of period        $  28.68       $25.62      $ 36.87
                             --------       ------      -------
Net investment income
  (loss)                         0.04 (a)     0.25         0.25 (a)
Net realized and
  unrealized gain (loss)
  on investments                 4.35         3.10       (11.25)
                             --------       ------      -------
Total from investment
  operations                     4.39         3.35       (11.00)
                             --------       ------      -------
Less dividends and
  distributions:
  From net investment
     income                     (0.05)       (0.29)       (0.25)
  From net realized gain
     on investments                --           --           --
                             --------       ------      -------
Total dividends and
  distributions                 (0.05)       (0.29)       (0.25)
                             --------       ------      -------
Net asset value at end of
  period                     $  33.02       $28.68      $ 25.62
                             ========       ======      =======
Total investment return
  (b)                           15.33%(c)    13.33%      (29.97%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      0.26%++      0.99%        1.49% ++
  Net expenses                   1.47%++      1.30%        1.15% ++
  Expenses (before
     reimbursement)              1.52%++      1.45%        1.31% ++
Portfolio turnover rate            26%         101%         117%
Net assets at end of
  period (in 000's)          $186,900       $9,808      $ 7,601




                                                            CLASS C
                             ---------------------------------------------------------------------
                                                          JANUARY 1,                  SEPTEMBER 1,
                             SIX MONTHS                    2008***                       2006**
                                ENDED      YEAR ENDED      THROUGH      YEAR ENDED       THROUGH
                              APRIL 30,   OCTOBER 31,    OCTOBER 31,   DECEMBER 31,   DECEMBER 31,

                             ---------------------------------------------------------------------
                                2010*         2009           2008          2007           2006
Net asset value at
  beginning of period          $ 28.56       $ 25.53       $ 38.68        $ 41.56        $39.46
                               -------       -------       -------        -------        ------
Net investment income
  (loss)                         (0.07)(a)      0.07          0.18 (a)       0.14 (a)      0.13 (a)
Net realized and unrealized
  gain (loss) on
  investments                     4.33          3.09        (13.12)          2.24          3.63
                               -------       -------       -------        -------        ------
Total from investment
  operations                      4.26          3.16        (12.94)          2.38          3.76
                               -------       -------       -------        -------        ------
Less dividends and
  distributions:
  From net investment
     income                         --         (0.13)        (0.21)         (0.25)        (0.23)
  From net realized gain on
     investments                    --            --            --          (5.01)        (1.43)
                               -------       -------       -------        -------        ------
Total dividends and
  distributions                     --         (0.13)        (0.21)         (5.26)        (1.66)
                               -------       -------       -------        -------        ------
Net asset value at end of
  period                       $ 32.82       $ 28.56       $ 25.53        $ 38.68        $41.56
                               =======       =======       =======        =======        ======
Total investment return (b)      14.92% (c)    12.50%       (33.59%)(c)      5.83%         9.59%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      (0.46%)++      0.28%         0.65% ++       0.33%         0.91%++
  Net expenses                    2.21% ++      2.05%         1.91% ++       1.90%         1.95%++
  Expenses (before
     reimbursement)               2.27% ++      2.21%         2.05% ++       2.01%         2.04%++
Portfolio turnover rate             26%          101%          117%           123%          115%
Net assets at end of period
  (in 000's)                   $93,493       $55,841       $47,831        $45,789        $3,293



*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.





34    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           CLASS A                                             CLASS B
      --------------------------------------------------------------------------------      ------------
                                        JANUARY 1,                        SEPTEMBER 1,      NOVEMBER 13,
      SIX MONTHS                         2008***                             2006**            2009**
         ENDED         YEAR ENDED        THROUGH         YEAR ENDED          THROUGH           THROUGH
       APRIL 30,      OCTOBER 31,      OCTOBER 31,      DECEMBER 31,      DECEMBER 31,        APRIL 30,

      --------------------------------------------------------------------------------------------------
         2010*            2009             2008             2007              2006              2010*
       $  28.69         $  25.62         $  38.79         $  41.60           $ 39.46          $  29.93
       --------         --------         --------         --------           -------          --------
           0.09 (a)         0.32             0.42 (a)         0.48 (a)          0.24 (a)         (0.08)(a)
           4.35             3.09           (13.18)            2.23              3.62              2.97
       --------         --------         --------         --------           -------          --------
           4.44             3.41           (12.76)            2.71              3.86              2.89
       --------         --------         --------         --------           -------          --------

          (0.10)           (0.34)           (0.41)           (0.51)            (0.29)               --
             --               --               --            (5.01)            (1.43)               --
       --------         --------         --------         --------           -------          --------
          (0.10)           (0.34)           (0.41)           (5.52)            (1.72)               --
       --------         --------         --------         --------           -------          --------
       $  33.03         $  28.69         $  25.62         $  38.79           $ 41.60          $  32.82
       ========         ========         ========         ========           =======          ========
          15.50%(c)        13.58%          (33.14%)(c)        6.62%             9.84%(c)          9.66% (c)

           0.57%++          1.21%            1.47% ++         1.09%             1.73%++          (0.52%)++
           1.18%++          1.09%            1.10% ++         1.15%             1.20%++           2.22% ++
           1.22%++          1.28%            1.24% ++         1.26%             1.29%++           2.27% ++
             26%             101%             117%             123%              115%               26%
       $465,097         $190,956         $142,130         $161,070           $16,514          $102,435



                                                    CLASS I
---------------------------------------------------------------------------------------------------------------
                                         JANUARY 1,
      SIX MONTHS                          2008***
         ENDED         YEAR ENDED         THROUGH
       APRIL 30,      OCTOBER 31,       OCTOBER 31,                      YEAR ENDED DECEMBER 31,

      ---------------------------------------------------------------------------------------------------------
         2010*            2009              2008            2007            2006           2005          2004
      $    28.74       $    25.67        $    38.84      $    41.62      $    36.17      $  34.35      $  29.79
      ----------       ----------        ----------      ----------      ----------      --------      --------
            0.14 (a)         0.37              0.51 (a)        0.64 (a)        0.57 (a)      0.45          0.56
            4.36             3.10            (13.20)           2.21            6.83          2.70          4.76
      ----------       ----------        ----------      ----------      ----------      --------      --------
            4.50             3.47            (12.69)           2.85            7.40          3.15          5.32
      ----------       ----------        ----------      ----------      ----------      --------      --------

           (0.15)           (0.40)            (0.48)          (0.62)          (0.52)        (0.45)        (0.56)
              --               --                --           (5.01)          (1.43)        (0.88)        (0.20)
      ----------       ----------        ----------      ----------      ----------      --------      --------
           (0.15)           (0.40)            (0.48)          (5.63)          (1.95)        (1.33)        (0.76)
      ----------       ----------        ----------      ----------      ----------      --------      --------
      $    33.09       $    28.74        $    25.67      $    38.84      $    41.62      $  36.17      $  34.35
      ==========       ==========        ==========      ==========      ==========      ========      ========
           15.68%(c)        13.89%           (32.99%)(c)       6.95%          20.60%         9.22%        17.98%

            0.89%++          1.50%             1.78% ++        1.44%           1.45%         1.38%         2.18%
            0.90%++          0.83%             0.80% ++        0.80%           0.80%         0.80%         0.80%
            0.97%++          1.03%             0.94% ++        0.91%           0.88%         0.93%         1.01%
              26%             101%              117%            123%            115%          170%          198%
      $1,943,735       $1,454,261        $1,296,268      $1,863,460      $1,519,408      $676,703      $285,529




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              35

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                   CLASS R1
                                    ---------------------------------------------------------------------
                                                                 JANUARY 1,                  SEPTEMBER 1,
                                    SIX MONTHS                    2008***                       2006**
                                       ENDED      YEAR ENDED      THROUGH      YEAR ENDED       THROUGH
                                     APRIL 30,   OCTOBER 31,    OCTOBER 31,   DECEMBER 31,   DECEMBER 31,

                                    ---------------------------------------------------------------------
                                       2010*         2009           2008          2007           2006
Net asset value at beginning of
  period                              $ 28.74       $ 25.68       $ 38.85        $41.62         $39.46
                                      -------       -------       -------        ------         ------
Net investment income                    0.11 (a)      0.35          0.42 (a)      0.59 (a)       0.26 (a)
Net realized and unrealized gain
  (loss) on investments                  4.36          3.08        (13.13)         2.24           3.63
                                      -------       -------       -------        ------         ------
Total from investment operations         4.47          3.43        (12.71)         2.83           3.89
                                      -------       -------       -------        ------         ------
Less dividends and distributions:
  From net investment income            (0.12)        (0.37)        (0.46)        (0.59)         (0.30)
  From net realized gain on
     investments                           --            --            --         (5.01)         (1.43)
                                      -------       -------       -------        ------         ------
Total dividends and distributions       (0.12)        (0.37)        (0.46)        (5.60)         (1.73)
                                      -------       -------       -------        ------         ------
Net asset value at end of period      $ 33.09       $ 28.74       $ 25.68        $38.85         $41.62
                                      =======       =======       =======        ======         ======
Total investment return (b)             15.58%(c)     13.69%       (33.03%)(c)     6.87%          9.94%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  0.73%++       1.23%         1.55% ++      1.33%          1.89%++
  Net expenses                           1.07%++       0.98%         0.91% ++      0.90%          0.90%++
  Expenses (before reimbursement)        1.07%++       1.13%         1.06% ++      1.01%          0.99%++
Portfolio turnover rate                    26%          101%          117%          123%           115%
Net assets at end of period (in
  000's)                              $15,554       $13,628       $ 5,286        $1,440         $   63




                                                                   CLASS R3
                                    ---------------------------------------------------------------------
                                                                 JANUARY 1,                  SEPTEMBER 1,
                                    SIX MONTHS                    2008***                       2006**
                                       ENDED      YEAR ENDED      THROUGH      YEAR ENDED       THROUGH
                                     APRIL 30,   OCTOBER 31,    OCTOBER 31,   DECEMBER 31,   DECEMBER 31,

                                    ---------------------------------------------------------------------
                                       2010*         2009           2008          2007           2006
Net asset value at beginning of
  period                              $28.66        $25.60        $ 38.76        $41.58         $39.46
                                      ------        ------        -------        ------         ------
Net investment income                   0.03 (a)      0.21           0.28 (a)      0.31 (a)       0.14 (a)
Net realized and unrealized gain
  (loss) on investments                 4.35          3.10         (13.10)         2.29           3.67
                                      ------        ------        -------        ------         ------
Total from investment operations        4.38          3.31         (12.82)         2.60           3.81
                                      ------        ------        -------        ------         ------
Less dividends and distributions:
  From net investment income           (0.04)        (0.25)         (0.34)        (0.41)         (0.26)
  From net realized gain on
     investments                          --            --             --         (5.01)         (1.43)
                                      ------        ------        -------        ------         ------
Total dividends and distributions      (0.04)        (0.25)         (0.34)        (5.42)         (1.69)
                                      ------        ------        -------        ------         ------
Net asset value at end of period      $33.00        $28.66        $ 25.60        $38.76         $41.58
                                      ======        ======        =======        ======         ======
Total investment return (b)            15.29%(c)     13.16%        (33.29%)(c)     6.30%          9.77%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 0.21%++       0.78%          1.02% ++      0.70%          1.00%++
  Net expenses                          1.57%++       1.47%          1.40% ++      1.40%          1.40%++
  Expenses (before reimbursement)       1.57%++       1.63%          1.55% ++      1.51%          1.49%++
Portfolio turnover rate                   26%          101%           117%          123%           115%
Net assets at end of period (in
  000's)                              $6,188        $4,558        $ 2,963        $  185         $   27




*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.





36    MainStay ICAP Select Equity Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                        CLASS R2
---------------------------------------------------------------------------------------
                                         JANUARY 1,                        SEPTEMBER 1,
      SIX MONTHS                          2008***                             2006**
         ENDED         YEAR ENDED         THROUGH         YEAR ENDED          THROUGH
       APRIL 30,      OCTOBER 31,       OCTOBER 31,      DECEMBER 31,      DECEMBER 31,

      ---------------------------------------------------------------------------------
         2010*            2009              2008             2007              2006
        $ 28.69          $ 25.63          $ 38.80           $ 41.60           $39.46
        -------          -------          -------           -------           ------
           0.07 (a)         0.26             0.40 (a)          0.53 (a)         0.17 (a)
           4.35             3.11           (13.18)             2.18             3.68
        -------          -------          -------           -------           ------
           4.42             3.37           (12.78)             2.71             3.85
        -------          -------          -------           -------           ------

          (0.08)           (0.31)           (0.39)            (0.50)           (0.28)
             --               --               --             (5.01)           (1.43)
        -------          -------          -------           -------           ------
          (0.08)           (0.31)           (0.39)            (5.51)           (1.71)
        -------          -------          -------           -------           ------
          33.03          $ 28.69          $ 25.63           $ 38.80           $41.60
        =======          =======          =======           =======           ======
          15.41%(c)        13.46%          (33.18%)(c)         6.56%            9.85%(c)

           0.44%++          1.07%            1.42% ++          1.18%            1.25%++
           1.32%++          1.22%            1.15% ++          1.15%            1.15%++
           1.32%++          1.38%            1.29% ++          1.26%            1.24%++
             26%             101%             117%              123%             115%
        $23,715          $11,099          $10,796           $12,712           $   27




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              37

MAINSTAY ICAP GLOBAL FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               SIX      ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR    (4/30/08)
-------------------------------------------------------
With sales charges          2.15%    26.70%     -10.24%
Excluding sales charges     8.10     34.08       -7.67




(With sales charges)

(PERFORMANCE GRAPH)

              MainStay ICAP    MSCI World
               Global Fund        Index
              -------------    ----------
04/30/08           9450           10000
                   6009            6067
04/30/10           8056            8313



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               SIX      ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR    (4/30/08)
-------------------------------------------------------
With sales charges          2.27%    27.03%     -10.11%
Excluding sales charges     8.22     34.43       -7.53




(With sales charges)

(PERFORMANCE GRAPH)

                         MainStay ICAP    MSCI World
                          Global Fund        Index
                         -------------    ----------
04/30/08                     23625           25000
                             15027           15168
4/30/010                     20201           20782



CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                SINCE
AVERAGE ANNUAL               SIX      ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR    (4/30/08)
-------------------------------------------------------
With sales charges          6.71%    32.25%     -8.31%
Excluding sales charges     7.71     33.25      -8.31




(With sales charges)

(PERFORMANCE GRAPH)

            MainStay ICAP    MSCI World
             Global Fund        Index
            -------------    ----------
04/30/08        10000           10000
                 6309            6067
4/30/10          8407            8313







1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The MSCI World Index is considered to be representative of the global stock market. Results assume reinvestment of all dividends and capital gains. The MSCI World Index is considered to be the Fund's broad-based securities market index for

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


38    MainStay ICAP Global Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                       SINCE
AVERAGE ANNUAL      SIX      ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR    (4/30/08)
----------------------------------------------
                   8.29%    34.62%     -7.33%




(With sales charges)

(PERFORMANCE GRAPH)

              MainStay ICAP    MSCI World
               Global Fund        Index
              -------------    ----------
04/30/08          10000           10000
                   6379            6067
4/30/10            8587            8313




BENCHMARK PERFORMANCE                             SIX      ONE       SINCE
                                                MONTHS     YEAR    INCEPTION
MSCI World Index(2)                               9.40%   37.02%     -8.82%
Average Lipper global multi-cap core fund(3)     10.82    37.46      -7.53





   comparison purposes. An investment cannot be made directly in an index.
3. The average Lipper global multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    39

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP GLOBAL FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,081.00        $ 6.19         $1,018.80         $ 6.01
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,082.20        $ 5.94         $1,019.10         $ 5.76
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,077.10        $10.04         $1,015.10         $ 9.74
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,082.90        $ 4.65         $1,020.30         $4.51
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.20% for Investor Class, 1.15% for Class A, 1.95% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


40    MainStay ICAP Global Fund

SECTOR COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Financials                              19.2%
Industrials                             16.7
Consumer Discretionary                  13.5
Health Care                             12.3
Energy                                  11.9
Information Technology                   9.2
Materials                                6.3
Utilities                                3.6
Telecommunication Services               2.9
Consumer Staples                         2.6
Short-Term Investment                    2.8
Other Assets, Less Liabilities          -1.0
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 44 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Sanofi-Aventis
    2.  Wells Fargo & Co.
    3.  BP PLC, Sponsored ADR
    4.  ConocoPhillips
    5.  Viacom, Inc. Class B
    6.  PepsiCo, Inc.
    7.  Marathon Oil Corp.
    8.  Daimler A.G.
    9.  Newmont Mining Corp.
   10.  Pfizer, Inc.





                                                   mainstayinvestments.com    41

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP GLOBAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay ICAP Global Fund returned 8.10% for Investor Class shares, 8.22% for Class A shares and 7.71% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 8.29%. All share classes underperformed the 10.82% return of the average Lipper(1) global multi-cap core fund and the 9.40% return of the MSCI World Index(2) for the six months ended April 30, 2010. The MSCI World Index is the Fund's broad-based securities-market index. See page 38 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO THE MSCI WORLD INDEX DURING THE REPORTING PERIOD?

The Fund underperformed the MSCI World Index during the reporting period primarily because of weak stock selection in the health care, utilities and consumer discretionary sectors. The effects were partially offset by favorable stock selection in the materials sector and by an overweight position relative to the MSCI World Index in industrials.

DURING THE REPORTING PERIOD, WHICH FUND SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

During the reporting period, the sector that made the strongest contribution to the Fund's performance relative to the MSCI World Index was industrials, followed by energy and telecommunication services. The sectors that detracted the most from the Fund's performance relative to the Index were health care, utilities and financials.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED?

On an absolute basis, the stocks that made the strongest positive contributions to the Fund's performance during the reporting period included home improvement retailer Lowe's, cable network and entertainment company Viacom and regional bank BB&T. Lowe's benefited from the prospect that the housing market was stabilizing and from a pickup in consumer spending. Viacom's stock rose on improve-ment in the advertising market. Shares of BB&T strengthened as conditions in the credit markets and the overall economy improved.

Major detractors from performance on an absolute basis included Spanish bank Banco Santander, French bank Societe Generale and diversified health care company Sanofi-Aventis. Banco Santander and Societe Generale were weak because of rising concerns about Europe's sovereign debt during the reporting period. We sold the Fund's position in Societe Generale during the reporting period when we found other stocks to be more attractive. Banco Santander and Sanofi-Aventis remained in the Fund at the end of the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During a reporting period characterized by ongoing, if somewhat restrained, economic recovery, the stock market was volatile but continued to rebound overall. In this environment, we looked for stocks with attractive valuations and specific catalysts that may trigger appreciation over a 12- to 18-month time frame.

We added integrated oil firm ConocoPhillips to the Fund during the reporting period. The investment reflected our belief that the stock was attractively valued and that its management was focused on improving returns by divesting underperforming assets, cutting costs and capital expenditures, and then using free cash flow to reduce debt and repurchase shares. The Fund also added a position in Bridgestone, the largest tire supplier in the world. At the time of purchase, we believed pent-up demand would be unleashed in both the replacement and original auto-equipment markets and might well result in improved sales growth and profit margins for the company.

In addition to the sales already mentioned, we sold the Fund's position in semiconductor manufacturer Intel when we found other stocks that we felt had greater upside potential and were more attractive on a relative valuation basis. We also sold the Fund's position in Saipem, an Italian company that specializes in construction and drilling for the oil and gas industry worldwide, as it reached our target price.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, the Fund increased its sector exposure relative to the MSCI World Index in energy and materials. With these increases, the Fund

1. See footnote on page 39 for more information about Lipper Inc.
2. See footnote on page 38 for more information on the MSCI World Index.

42    MainStay ICAP Global Fund
shifted to an overweight position relative to the MSCI World Index in energy, but remained underweight in materials.

Over the same period, we decreased the Fund's exposure to financials and industrials. These changes reduced the Fund's overweight position in industrials relative to the MSCI World Index and shifted the Fund's allocation to financials to an underweight position relative to the Index.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, the Fund was overweight relative to the MSCI World Index in the industrials and consumer discretionary sectors and underweight relative to the Index in consumer staples and information technology. This positioning reflected our views of prospects for the economy and the relative attractiveness of individual holdings in these sectors.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    43

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                   SHARES        VALUE
COMMON STOCKS 98.2%+
------------------------------------------------------

CONSUMER DISCRETIONARY 13.5%
Bridgestone Corp.                  23,300  $   388,813
British Sky Broadcasting
  Group PLC                        82,550      774,223
China Dongxiang Group Co.         249,000      166,993
V  Daimler A.G. (a)                18,350      946,890
Genting Berhad                    150,500      326,394
Johnson Controls, Inc.             16,950      569,350
Lowe's Cos., Inc.                  31,950      866,484
Nissan Motor Co., Ltd. (a)         36,300      317,945
TUI Travel PLC                     89,800      384,059
V  Viacom, Inc. Class B (a)        32,000    1,130,560
                                           -----------
                                             5,871,711
                                           -----------

CONSUMER STAPLES 2.6%
V  PepsiCo, Inc.                   17,100    1,115,262
                                           -----------


ENERGY 11.9%
V  BP PLC, Sponsored ADR (b)       23,050    1,202,057
V  ConocoPhillips                  19,500    1,154,205
Halliburton Co.                    21,400      655,910
V  Marathon Oil Corp.              33,550    1,078,633
Occidental Petroleum Corp.          6,400      567,424
Repsol YPF S.A.                    22,100      518,720
                                           -----------
                                             5,176,949
                                           -----------

FINANCIALS 19.2%
Aflac, Inc.                        12,700      647,192
Aon Corp.                          11,450      486,167
Banco Santander S.A.               44,875      563,788
BB&T Corp.                         24,150      802,746
Credit Suisse Group A.G.,
  Sponsored ADR (a)(b)             19,450      888,865
Intesa Sanpaolo S.p.A. (a)        204,200      672,027
Mitsubishi Estate Co., Ltd.        24,100      435,635
Standard Chartered PLC             28,100      749,024
Tokio Marine Holdings, Inc.        14,500      431,849
U.S. Bancorp                       31,050      831,208
UBS A.G. (a)                       36,400      562,362
V  Wells Fargo & Co.               38,350    1,269,768
                                           -----------
                                             8,340,631
                                           -----------

HEALTH CARE 12.3%
Bayer A.G.                          6,550      419,070
Covidien PLC                       11,050      530,290
GlaxoSmithKline PLC                29,700      550,041
Merck & Co., Inc.                  21,579      756,128
V  Pfizer, Inc.                    53,350      892,012
Roche Holding A.G., Sponsored
  ADR (b)                          20,550      809,670
V  Sanofi-Aventis (a)              20,100    1,376,315
                                           -----------
                                             5,333,526
                                           -----------

INDUSTRIALS 16.7%
ABB, Ltd. (a)                      15,300      294,446

Caterpillar, Inc.                  10,800      735,372
China Communications
  Construction Co., Ltd.
  Class H                         317,500      297,969
CSX Corp.                           7,900      442,795
Cummins, Inc.                       4,000      288,920
Honeywell International, Inc.      18,100      859,207
Hutchison Whampoa, Ltd.           100,300      687,258
KOMATSU, Ltd.                      26,050      525,734
Mitsubishi Corp.                   32,200      764,098
Siemens A.G.                        6,200      612,949
Sime Darby Berhad                 182,400      498,021
Textron, Inc.                      17,200      392,848
TNT N.V.                           27,610      847,557
                                           -----------
                                             7,247,174
                                           -----------

INFORMATION TECHNOLOGY 9.2%
Accenture PLC Class A               7,800      340,392
Cisco Systems, Inc. (a)            16,700      449,564
Hewlett-Packard Co.                10,600      550,882
HOYA Corp.                         26,250      722,039
Murata Manufacturing Co.,
  Ltd.                              3,500      206,018
QUALCOMM, Inc.                     16,700      646,958
SAP A.G.                            8,850      426,355
Texas Instruments, Inc.            25,450      661,954
                                           -----------
                                             4,004,162
                                           -----------

MATERIALS 6.3%
Anglo American PLC (a)             13,350      571,765
Holcim, Ltd. (a)                    9,600      719,877
V  Newmont Mining Corp.            16,350      916,908
Yara International A.S.A.          15,100      527,109
                                           -----------
                                             2,735,659
                                           -----------

TELECOMMUNICATION SERVICES 2.9%
BCE, Inc.                          13,650      410,865
Vodafone Group PLC, Sponsored
  ADR (b)                          37,900      841,380
                                           -----------
                                             1,252,245
                                           -----------

UTILITIES 3.6%
Energias de Portugal S.A.         168,600      599,321
GDF Suez S.A.                      13,626      485,516
Suez Environnement S.A.            22,637      491,013
                                           -----------
                                             1,575,850
                                           -----------
Total Common Stocks
  (Cost $37,367,848)                        42,653,169
                                           -----------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

44    MainStay ICAP Global Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT        VALUE
SHORT-TERM INVESTMENT 2.8%
------------------------------------------------------

REPURCHASE AGREEMENT 2.8%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $1,224,334 (Collateralized
  by a United States
  Treasury Bill with a rate
  of 0.144%
  and a maturity date of
  7/15/10, with
  a Principal Amount of
  $1,250,000
  and a Market Value of
  $1,249,625)                  $1,224,333  $ 1,224,333
                                           -----------
Total Short-Term Investment
  (Cost $1,224,333)                          1,224,333
                                           -----------
Total Investments
  (Cost $38,592,181) (c)            101.0%  43,877,502
Other Assets, Less
  Liabilities                        (1.0)    (430,541)
                               ----------  -----------

Net Assets                          100.0% $43,446,961
                               ==========  ===========







(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At April 30, 2010, cost is $39,717,574
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 6,090,897
Gross unrealized depreciation       (1,930,969)
                                   -----------
Net unrealized appreciation        $ 4,159,928
                                   ===========



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Investments in Securities (a)
Common Stocks (b)                               $23,791,977  $18,861,192      $     --  $42,653,169
Short-Term Investment
  Repurchase Agreement                                   --    1,224,333            --    1,224,333
                                                -----------  -----------      --------  -----------
Total Investments in Securities                 $23,791,977  $20,085,525           $--  $43,877,502
                                                ===========  ===========      ========  ===========




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) Level 2 assets represent the following international equities: Sanofi-Aventis, KOMATSU, Ltd., UBS A.G., Bridgestone Corp., ABB, Ltd., Holcim, Ltd., TUI Travel PLC, British Sky Broadcasting Group PLC, Energias de Portugal S.A., TNT N.V., Daimler A.G., Siemens A.G., Hutchison Whampoa, Ltd., Mitsubishi Corp., GDF Suez S.A., Sime Darby Berhad, Suez Environnement S.A., Standard Chartered PLC, Banco Santander S.A., China Communications Construction Co., Ltd. Class H, Murata Manufacturing Co., Ltd., HOYA Corp., Mitsubishi Estate Co., Ltd., Yara International A.S.A., China Dongxiang Group Co., Genting Berhad, Nissan Motor Co., Ltd., Repsol YPF S.A., Intesa Sanpaolo S.p.A., Tokio Marine Holdings, Inc., Bayer A.G., GlaxoSmithKline PLC, SAP A.G. and Anglo American PLC.

As of the six-month period ending April 30, 2010, securities with a total value of $18,291,843 transferred from Level 1 to Level 2 due to certain international equities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. Fair values for these instruments at the reporting date are based on quoted market prices or binding dealer price quotations.

The Fund recognizes transfers between the levels as of the beginning of the period.

At April 30, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              45

The table below sets forth the diversification of the ICAP Global Fund Portfolio investments by country.

COUNTRY COMPOSITION

                                     VALUE  PERCENT+
Canada                         $   410,865      0.9%
Cayman Islands                     166,993      0.4
China                              297,969      0.7
France                           2,352,844      5.4
Germany                          2,405,264      5.6
Hong Kong                          687,258      1.6
Ireland                            870,682      2.0
Italy                              672,027      1.5
Japan                            3,792,131      8.7
Malaysia                           824,415      1.9
Netherlands                        847,557      2.0
Norway                             527,109      1.2
Portugal                           599,321      1.4
Spain                            1,082,508      2.5
Switzerland                      3,275,220      7.5
United Kingdom                   5,072,549     11.7
United States                   19,992,790     46.0
                               -----------    -----
                                43,877,502    101.0
Other Assets, Less
  Liabilities                     (430,541)    (1.0)
                               -----------    -----
Net Assets                     $43,446,961      100%
                               ===========    =====




+    Percentages indicated are based on Fund
     net assets.




46    MainStay ICAP Global Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $38,592,181)      $ 43,877,502
Cash denominated in foreign
  currencies
  (identified cost $1)                          1
Receivables:
  Investment securities sold              416,813
  Dividends and interest                   82,190
  Fund shares sold                          6,800
Other assets                               49,212
                                     ------------
     Total assets                      44,432,518
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         845,104
  Fund shares redeemed                     80,891
  Professional fees                        21,189
  Manager (See Note 3)                     18,673
  Custodian                                 8,955
  Shareholder communication                 8,068
  Transfer agent (See Note 3)               1,882
  NYLIFE Distributors (See Note 3)            652
  Trustees                                    143
                                     ------------
     Total liabilities                    985,557
                                     ------------
Net assets                           $ 43,446,961
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $      5,238
Additional paid-in capital             51,849,599
                                     ------------
                                       51,854,837
Accumulated undistributed net
  investment income                       126,424
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (13,819,008)
Net unrealized appreciation on
  investments                           5,285,321
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies          (613)
                                     ------------
Net assets                           $ 43,446,961
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $    346,881
                                     ============
Shares of beneficial interest
  outstanding                              41,919
                                     ============
Net asset value per share
  outstanding                        $       8.27
Maximum sales charge (5.50% of
  offering price)                            0.48
                                     ------------
Maximum offering price per share
  outstanding                        $       8.75
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $  2,003,376
                                     ============
Shares of beneficial interest
  outstanding                             241,787
                                     ============
Net asset value per share
  outstanding                        $       8.29
Maximum sales charge (5.50% of
  offering price)                            0.48
                                     ------------
Maximum offering price per share
  outstanding                        $       8.77
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $    183,361
                                     ============
Shares of beneficial interest
  outstanding                              22,248
                                     ============
Net asset value and offering price
  per share outstanding              $       8.24
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 40,913,343
                                     ============
Shares of beneficial interest
  outstanding                           4,931,724
                                     ============
Net asset value and offering price
  per share outstanding              $       8.30
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              47

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $  369,333
  Interest                                    46
                                      ----------
     Total income                        369,379
                                      ----------
EXPENSES:
  Manager (See Note 3)                   166,664
  Registration                            29,123
  Professional fees                       21,299
  Custodian                               18,046
  Transfer agent (See Note 3)              5,893
  Shareholder communication                5,613
  Distribution/Service--Investor
     Class (See Note 3)                      344
  Distribution/Service--Class A (See
     Note 3)                               1,994
  Distribution/Service--Class C (See
     Note 3)                                 853
  Trustees                                   720
  Miscellaneous                            6,276
                                      ----------
     Total expenses before waiver        256,825
  Expense waiver from Manager (See
     Note 3)                             (66,012)
                                      ----------
     Net expenses                        190,813
                                      ----------
Net investment income                    178,566
                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                1,467,399
  Foreign currency transactions             (365)
                                      ----------
Net realized gain on investments and
  foreign currency transactions        1,467,034
                                      ----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          1,583,534
  Translation of other assets and
     liabilities in foreign
     currencies                             (393)
                                      ----------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions        1,583,141
                                      ----------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         3,050,175
                                      ----------
Net increase in net assets resulting
  from operations                     $3,228,741
                                      ==========



(a) Dividends recorded net of foreign withholding taxes in the amount of $10,534.


48    MainStay ICAP Global Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010         2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $   178,566  $   655,062
 Net realized gain (loss) on
  investments and foreign
  currency transactions          1,467,034   (9,655,924)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions          1,583,141   15,782,393
                               ------------------------
 Net increase in net assets
  resulting from operations      3,228,741    6,781,531
                               ------------------------
Dividends to shareholders:
 From net investment income:
    Investor Class                    (606)      (1,920)
    Class A                         (2,815)     (11,621)
    Class C                             --         (775)
    Class I                       (134,305)    (791,051)
                               ------------------------
 Total dividends to
  shareholders                    (137,726)    (805,367)
                               ------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         1,821,135    1,425,690
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends          8,573       39,822
 Cost of shares redeemed (a)      (305,493)    (721,819)
                               ------------------------
    Increase in net assets
     derived from capital
     share transactions          1,524,215      743,693
                               ------------------------
    Net increase in net
     assets                      4,615,230    6,719,857
NET ASSETS:
Beginning of period             38,831,731   32,111,874
                               ------------------------
End of period                  $43,446,961  $38,831,731
                               ========================
Accumulated undistributed net
 investment income at end of
 period                        $   126,424  $    85,584
                               ========================



(a) Cost of shares redeemed net of redemption fees of $19 for the six-month period ended April 30, 2010 and $2 for the year ended October 31, 2009. (See
    Note 2(L)).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              49

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR CLASS
                                     ------------------------------------------------                   CLASS A
                                                                           APRIL 30,         -----------------------------
                                     SIX MONTHS                             2008**           SIX MONTHS
                                        ENDED           YEAR ENDED          THROUGH             ENDED           YEAR ENDED
                                      APRIL 30,        OCTOBER 31,        OCTOBER 31,         APRIL 30,        OCTOBER 31,
                                        2010*              2009               2008              2010*              2009
Net asset value at beginning of
  period                               $ 7.67             $ 6.46            $ 10.00            $ 7.68             $ 6.47
                                       ------             ------            -------            ------             ------
Net investment income                    0.02 (a)           0.11               0.08 (a)          0.03 (a)           0.10
Net realized and unrealized gain
  (loss) on investments                  0.60               1.24              (3.57)             0.60               1.26
Net realized and unrealized loss on
  foreign currency transactions         (0.00)++           (0.00)++           (0.00)++          (0.00)++           (0.00)++
                                       ------             ------            -------            ------             ------
Total from investment operations         0.62               1.35              (3.49)             0.63               1.36
                                       ------             ------            -------            ------             ------
Less dividends:
  From net investment income            (0.02)             (0.14)             (0.05)            (0.02)             (0.15)
                                       ------             ------            -------            ------             ------
Redemption fee (a) (d)                     --                 --               0.00 ++           0.00 ++            0.00 ++
                                       ------             ------            -------            ------             ------
Net asset value at end of period       $ 8.27             $ 7.67            $  6.46            $ 8.29             $ 7.68
                                       ======             ======            =======            ======             ======
Total investment return (b)              8.10%(c)          21.46%            (35.07%)(c)         8.22%(c)          21.49%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  0.60%++            1.57%              1.84% ++          0.63%++            1.63%
  Net expenses                           1.20%++            1.20%              1.20% ++          1.15%++            1.15%
  Expenses (before waiver)               1.63%++            1.68%              2.18% ++          1.46%++            1.46%
Portfolio turnover rate                    42%               106%                75%               42%               106%
Net assets at end of period (in
  000's)                               $  347             $  209            $    56            $2,003             $  801
                                       CLASS A
                                     -----------
                                      APRIL 30,
                                       2008**
                                       THROUGH
                                     OCTOBER 31,
                                         2008
Net asset value at beginning of
  period                               $ 10.00
                                       -------
Net investment income                     0.09 (a)
Net realized and unrealized gain
  (loss) on investments                  (3.57)
Net realized and unrealized loss on
  foreign currency transactions          (0.00)++
                                       -------
Total from investment operations         (3.48)
                                       -------
Less dividends:
  From net investment income             (0.05)
                                       -------
Redemption fee (a) (d)                    0.00 ++
                                       -------
Net asset value at end of period       $  6.47
                                       =======
Total investment return (b)             (34.97%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   2.02% ++
  Net expenses                            1.15% ++
  Expenses (before waiver)                1.99% ++
Portfolio turnover rate                     75%
Net assets at end of period (in
  000's)                               $   374




                                                          CLASS C
                                     ------------------------------------------------                   CLASS I
                                                                           APRIL 30,         -----------------------------
                                     SIX MONTHS                             2008**           SIX MONTHS
                                        ENDED           YEAR ENDED          THROUGH             ENDED           YEAR ENDED
                                      APRIL 30,        OCTOBER 31,        OCTOBER 31,         APRIL 30,        OCTOBER 31,
                                        2010*              2009               2008              2010*              2009
Net asset value at beginning of
  period                               $ 7.65             $ 6.45            $ 10.00            $  7.69           $  6.47
                                       ------             ------            -------            -------           -------
Net investment income (loss)            (0.01)(a)           0.06               0.05 (a)           0.04 (a)          0.13
Net realized and unrealized gain
  (loss) on investments                  0.60               1.24              (3.57)              0.60              1.25
Net realized and unrealized loss on
  foreign currency transactions         (0.00)++           (0.00)++           (0.00)++           (0.00)++          (0.00)++
                                       ------             ------            -------            -------           -------
Total from investment operations         0.59               1.30              (3.52)              0.64              1.38
                                       ------             ------            -------            -------           -------
Less dividends:
  From net investment income               --              (0.10)             (0.03)             (0.03)            (0.16)
                                       ------             ------            -------            -------           -------
Redemption fee (a) (d)                     --                 --               0.00 ++            0.00 ++             --
                                       ------             ------            -------            -------           -------
Net asset value at end of period       $ 8.24             $ 7.65            $  6.45            $  8.30           $  7.69
                                       ======             ======            =======            =======           =======
Total investment return (b)              7.71% (c)         20.56%            (35.26%)(c)          8.29%(c)         21.74%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)          (0.17%)++           0.71%              1.15% ++           0.87%++           2.02%
  Net expenses                           1.95% ++           1.95%              1.95% ++           0.90%++           0.90%
  Expenses (before waiver)               2.38% ++           2.42%              2.93% ++           1.22%++           1.20%
Portfolio turnover rate                    42%               106%                75%                42%              106%
Net assets at end of period (in
  000's)                               $  183             $  142            $    20            $40,913           $37,680
                                       CLASS I
                                     -----------
                                      APRIL 30,
                                       2008**
                                       THROUGH
                                     OCTOBER 31,
                                         2008
Net asset value at beginning of
  period                               $ 10.00
                                       -------
Net investment income (loss)              0.10 (a)
Net realized and unrealized gain
  (loss) on investments                  (3.58)
Net realized and unrealized loss on
  foreign currency transactions          (0.00)++
                                       -------
Total from investment operations         (3.48)
                                       -------
Less dividends:
  From net investment income             (0.05)
                                       -------
Redemption fee (a) (d)                    0.00 ++
                                       -------
Net asset value at end of period       $  6.47
                                       =======
Total investment return (b)             (34.86%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)            2.25% ++
  Net expenses                            0.90% ++
  Expenses (before waiver)                1.74% ++
Portfolio turnover rate                     75%
Net assets at end of period (in
  000's)                               $31,662



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Redemption fee was discontinued on April 1, 2010.





50    MainStay ICAP Global Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY ICAP INTERNATIONAL FUND
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -4.59%    20.33%    3.22%    4.02%
Excluding sales charges     0.96     27.33     4.39     4.61




(With sales charges)


(PERFORMANCE GRAPH)

                 MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
              INTERNATIONAL FUND        INDEX          INDEX
              ------------------    ------------    -----------
4/30/00               9450              10000          10000
                      8467               8370           8662
                      8333               7208           7604
                      6963               6036           6451
                      9640               8464           8678
                     11958               9730          10267
                     16369              12988          13357
                     19226              15561          16963
                     19119              15285          16685
                     11645               8749           9112
4/30/10              14828              11761          12145



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -4.52%    20.51%    3.31%    4.06%
Excluding sales charges     1.04     27.52     4.49     4.65




(With sales charges)


(PERFORMANCE GRAPH)

                            MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
                         INTERNATIONAL FUND        INDEX          INDEX
                         ------------------    ------------    -----------
4/30/00                         23625              25000          25000
                                21167              20925          21656
                                20832              18021          19010
                                17408              15090          16127
                                24099              21161          21696
                                29896              24324          25667
                                40922              32470          33393
                                48064              38904          42406
                                47796              38212          41713
                                29199              21872          22779
4/30/10                         37235              29402          30363



CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -0.44%    25.34%    3.61%    3.82%
Excluding sales charges     0.56     26.34     3.61     3.82




(With sales charges)


(PERFORMANCE GRAPH)

               MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
            INTERNATIONAL FUND        INDEX          INDEX
            ------------------    ------------    -----------
4/30/00            10000              10000          10000
                    8893               8370           8662
                    8687               7208           7604
                    7204               6036           6451
                    9899               8464           8678
                   12188               9730          10267
                   16559              12988          13357
                   19294              15561          16963
                   19049              15285          16685
                   11516               8749           9112
4/30/10            14550              11761          12145







1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee, of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements.

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    51

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                   1.17%    27.91%    4.78%    4.93%







(PERFORMANCE GRAPH)

                 MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
              INTERNATIONAL FUND        INDEX          INDEX
              ------------------    ------------    -----------
4/30/00              10000              10000          10000
                      8982               8370           8662
                      8862               7208           7604
                      7424               6036           6451
                     10303               8464           8678
                     12813               9730          10267
                     17583              12988          13357
                     20693              15561          16963
                     20657              15285          16685
                     12651               8749           9112
4/30/10              16182              11761          12145



CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                   1.07%    27.69%    4.65%    4.81%





(PERFORMANCE GRAPH)

                        MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
                     INTERNATIONAL FUND        INDEX          INDEX
                     ------------------    ------------    -----------
4/30/00                     10000              10000          10000
                             8973               8370           8662
                             8844               7208           7604
                             7402               6036           6451
                            10262               8464           8678
                            12750               9730          10267
                            17478              12988          13357
                            20547              15561          16963
                            20489              15285          16685
                            12532               8749           9112
4/30/10                     16002              11761          12145



CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                   0.96%    27.41%    4.41%    4.56%





(PERFORMANCE GRAPH)

               MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
            INTERNATIONAL FUND        INDEX          INDEX
            ------------------    ------------    -----------
4/30/00            10000              10000          10000
                    8951               8370           8662
                    8800               7208           7604
                    7346               6036           6451
                   10160               8464           8678
                   12591               9730          10267
                   17218              12988          13357
                   20198              15561          16963
                   20093              15285          16685
                   12263               8749           9112
4/30/10            15623              11761          12145






   Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans for service and distribution. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006 ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund's existing no-load shares were redesignated as Class I shares.
2. Performance figures for Investor Class shares, first offered April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees.
3. Performance figures for Class A, C, R1, R2 and R3 shares, first offered August 31, 2006, include the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expenses and fees for Class A, C, R1, R2 and R3 shares.
4. The MSCI EAFE(R) Index is an index of international stocks representing the developed world outside North America. Results assume reinvestment of all dividends and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.


THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


52    MainStay ICAP International Fund

CLASS R3 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                   0.85%    27.06%    4.13%    4.29%





(PERFORMANCE GRAPH)

                 MAINSTAY ICAP      MSCI EAFE(R)    MSCI EUROPE
              INTERNATIONAL FUND        INDEX          INDEX
              ------------------    ------------    -----------
4/30/00              10000              10000          10000
                      8928               8370           8662
                      8756               7208           7604
                      7291               6036           6451
                     10059               8464           8678
                     12435               9730          10267
                     16962              12988          13357
                     19841              15561          16963
                     19683              15285          16685
                     11982               8749           9112
4/30/10              15223              11761          12145




BENCHMARK PERFORMANCE                                     SIX       ONE      FIVE     TEN
                                                        MONTHS     YEAR     YEARS    YEARS
MSCI EAFE Index(4)                                       2.48%    34.43%    3.86%    1.64%
MSCI Europe Index(5)                                    -0.20     33.29     3.42     1.96
Average Lipper international large-cap value fund(6)     2.98     33.28     2.89     3.48





5. The MSCI Europe Index--is generally representative of the European market for large- to mid-capitalization stocks. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper international large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper's international large-cap floor. International large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    53

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP INTERNATIONAL FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,009.60        $ 7.52         $1,017.30         $ 7.55
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,010.40        $ 6.48         $1,018.30         $ 6.51
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,005.60        $11.24         $1,013.60         $11.28
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,011.70        $ 4.74         $1,020.10         $ 4.76
-------------------------------------------------------------------------------------------------------
CLASS R1 SHARES               $1,000.00       $1,010.70        $ 5.73         $1,019.10         $ 5.76
-------------------------------------------------------------------------------------------------------
CLASS R2 SHARES               $1,000.00       $1,009.60        $ 7.08         $1,017.80         $ 7.10
-------------------------------------------------------------------------------------------------------
CLASS R3 SHARES               $1,000.00       $1,008.50        $ 8.32         $1,016.50         $ 8.35
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.51% for Investor Class, 1.30% for Class A, 2.26% for Class C, 0.95% for Class I, 1.15% for Class R1, 1.42% for Class R2 and 1.67% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





54    MainStay ICAP International Fund

SECTOR COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Industrials                             18.5%
Financials                              18.0
Consumer Discretionary                  13.2
Health Care                             11.4
Materials                               11.0
Utilities                                7.1
Energy                                   6.3
Information Technology                   6.0
Telecommunication Services               5.3
Short-Term Investment                    4.9
Other Assets, Less Liabilities          -1.7
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 58 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Daimler A.G.
    2.  Sanofi-Aventis
    3.  BP PLC, Sponsored ADR
    4.  TNT N.V.
    5.  British Sky Broadcasting Group PLC
    6.  Roche Holding A.G., Sponsored ADR
    7.  Credit Suisse Group A.G., Sponsored ADR
    8.  Vodafone Group PLC, Sponsored ADR
    9.  Hutchison Whampoa, Ltd.
   10.  Barrick Gold Corp.





                                                   mainstayinvestments.com    55

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF INSTITUTIONAL CAPITAL LLC (ICAP), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ICAP INTERNATIONAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay ICAP International Fund returned 0.96% for Investor Class shares, 1.04% for Class A shares and 0.56% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 1.17%, Class R1 shares returned 1.07%, Class R2 shares returned 0.96% and Class R3 shares returned 0.85%. All share classes underperformed the 2.98% return of the average Lipper(1) international large-cap value fund and the 2.48% return of the MSCI EAFE(R) Index(2) for the six months ended April 30, 2010. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See page 51 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO THE MSCI EAFE(R) INDEX DURING THE REPORTING PERIOD?

The Fund underperformed the MSCI EAFE(R) Index primarily because of weak stock selection in the financials, utilities and consumer discretionary sectors. The effects were partially offset by favorable stock selection in the telecommunication services and materials sectors. The Fund's relative performance also benefited from an overweight position in industrials.

DURING THE REPORTING PERIOD, WHICH FUND SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

During the reporting period, the sector that made the strongest contribution to the Fund's performance relative to the MSCI EAFE(R) Index was industrials, followed by telecommunication services and materials. The sectors that detracted the most from the Fund's relative performance were utilities, health care and consumer discretionary.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

On an absolute basis, the stocks that made the strongest positive contributions to the Fund's performance during the reporting period were Vallourec, a French manufacturer of steel tubing for the oil and gas industry; Barrick Gold, a Canadian gold mining firm; and Hoya, a Japanese optical glass manufacturer. Vallourec's shares rose as the company benefited from high oil prices and renewed exploration and production. Barrick Gold benefited from higher gold prices. Hoya performed well as a recovering economy increased demand in the company's core markets. Barrick Gold and Hoya remained in the Fund as of April 30, 2010, but we sold Vallourec as it reached our target price.

Major detractors from performance on an absolute basis included Spanish bank Banco Santander, French bank Societe Generale and Portuguese electric utility Energias de Portugal. Each was weak, as concerns increased during the reporting period about Europe's sovereign debt. Banco Santander and Energias de Portugal remained in the Fund at the end of the reporting period, but we sold the Fund's position in Societe Generale because we found other stocks to be more attractive.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During a reporting period characterized by ongoing, if somewhat restrained, economic recovery, the stock market was volatile but continued to rebound overall. In this environment, we looked for stocks with both attractive valuations and specific catalysts that may trigger appreciation over a 12- to 18-month time frame.

We added a position in Bridgestone, the world's largest tire supplier, to the Fund during the reporting period. At the time of purchase, we believed pent-up demand would be unleashed in both the replacement and original auto-equipment markets and might well result in improved sales growth and profit margins for the company. The Fund also added Japanese insurer Tokio Marine. We felt that stronger pricing within the insurance industry would drive better underwriting profitability for the company and lead to improvement in its share price.

In addition to the sales already mentioned, we sold the Fund's position in Saipem, an Italian company that specializes in construction and drilling for the oil and gas industry worldwide. We also sold the Fund's holding in Pernod-Ricard, a global leader in the wine and spirits industry. Saipem and Pernod-Richard were sold as they reached their respective price targets.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, the Fund increased its exposure relative to the MSCI EAFE(R) Index in the materials and health care sectors. With these


1. See footnote on page 53 for more information about Lipper Inc.
2. See footnote on page 52 for more information on the MSCI EAFE Index.

56    MainStay ICAP International Fund
increases, the Fund shifted to a slightly overweight position in materials relative to the MSCI EAFE(R) Index and added to the Fund's already overweight allocation in health care relative to the Index.

Over the same period, we decreased the Fund's exposure to consumer discretionary and financials. These reductions made the Fund less overweight relative to the MSCI EAFE(R) Index in consumer discretionary and more underweight relative to the Index in financials.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, the Fund was overweight relative to the MSCI EAFE(R) Index in the industrials and consumer discretionary sectors and underweight relative to the Index in consumer staples and financials. This positioning reflected our views of the prospects for the economy and the relative attractiveness of individual holdings in these sectors.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    57

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 96.8%+
-------------------------------------------------------

CONSUMER DISCRETIONARY 13.2%
Bridgestone Corp.                 845,000  $ 14,100,739
V  British Sky Broadcasting
  Group PLC                     2,986,050    28,005,673
China Dongxiang Group Co.       5,130,100     3,440,528
V  Daimler A.G. (a)               626,600    32,333,573
Genting Berhad                  3,158,500     6,849,932
Nissan Motor Co., Ltd. (a)      1,072,100     9,390,321
TUI Travel PLC                  2,692,300    11,514,499
                                           ------------
                                            105,635,265
                                           ------------

ENERGY 6.3%
V  BP PLC, Sponsored ADR (b)      594,500    31,003,175
Repsol YPF S.A. (a)               804,700    18,887,509
                                           ------------
                                             49,890,684
                                           ------------

FINANCIALS 18.0%
Banco Santander S.A.            1,658,825    20,840,666
V  Credit Suisse Group A.G.,
  Sponsored ADR (a)(b)            598,100    27,333,170
Intesa Sanpaolo S.p.A. (a)      6,837,000    22,500,715
Mitsubishi Estate Co., Ltd.       982,700    17,763,415
Standard Chartered PLC            882,550    23,524,964
Tokio Marine Holdings, Inc.       527,900    15,722,278
UBS A.G. (a)                    1,058,500    16,353,308
                                           ------------
                                            144,038,516
                                           ------------

HEALTH CARE 11.4%
Bayer A.G.                        207,550    13,279,090
GlaxoSmithKline PLC               969,200    17,949,480
V  Roche Holding A.G.,
  Sponsored ADR (b)               708,750    27,924,750
V  Sanofi-Aventis (a)             467,800    32,031,846
                                           ------------
                                             91,185,166
                                           ------------

INDUSTRIALS 18.5%
ABB, Ltd. (a)                     554,700    10,675,119
China Communications
  Construction Co., Ltd.
  Class H                       7,975,500     7,484,890
V  Hutchison Whampoa, Ltd.      3,771,000    25,838,996
KOMATSU, Ltd.                     879,950    17,758,893
Mitsubishi Corp.                  889,200    21,100,502
Siemens A.G.                      228,850    22,624,725
Sime Darby Berhad               4,532,500    12,375,447
V  TNT N.V.                       966,667    29,674,232
                                           ------------
                                            147,532,804
                                           ------------

INFORMATION TECHNOLOGY 6.0%

HOYA Corp.                        871,050    23,959,310
Murata Manufacturing Co.,
  Ltd.                            149,700     8,811,682
SAP A.G.                          314,750    15,163,293
                                           ------------
                                             47,934,285
                                           ------------

MATERIALS 11.0%
Anglo American PLC (a)            477,600    20,455,068
V  Barrick Gold Corp.             586,250    25,531,187
Holcim, Ltd. (a)                  324,600    24,340,833
Yara International A.S.A.         500,050    17,455,669
                                           ------------
                                             87,782,757
                                           ------------

TELECOMMUNICATION SERVICES 5.3%
BCE, Inc.                         523,250    15,749,825
V  Vodafone Group PLC,
  Sponsored ADR (b)             1,177,850    26,148,270
                                           ------------
                                             41,898,095
                                           ------------

UTILITIES 7.1%
Energias de Portugal S.A.       6,566,050    23,340,272
GDF Suez S.A.                     497,700    17,733,830
Suez Environnement S.A.           727,450    15,778,940
                                           ------------
                                             56,853,042
                                           ------------
Total Common Stocks
  (Cost $726,916,810)                       772,750,614
                                           ------------


                                PRINCIPAL
                                   AMOUNT

SHORT-TERM INVESTMENT 4.9%
-------------------------------------------------------

REPURCHASE AGREEMENT 4.9%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $38,983,636
  (Collateralized by a
  United States Treasury
  Bill with a rate of 0.107%
  and a maturity date of
  6/3/10, with
  a Principal Amount of
  $39,770,000
  and a Market Value of
  $39,766,023)                $38,983,604    38,983,604
                                           ------------
Total Short-Term Investment
  (Cost $38,983,604)                         38,983,604
                                           ------------
Total Investments
  (Cost $765,900,414) (c)           101.7%  811,734,218
Other Assets, Less
  Liabilities                        (1.7)  (13,332,147)
                              -----------  ------------



Net Assets                          100.0% $798,402,071
                              ===========  ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At April 30, 2010, cost is $795,532,303
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 66,565,974
Gross unrealized depreciation       (50,364,059)
                                   ------------
Net unrealized appreciation        $ 16,201,915
                                   ============





+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

58    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks (b)                           $153,690,377  $619,060,237      $     --  $772,750,614
  Short-Term Investment
     Repurchase Agreement                               --    38,983,604            --    38,983,604
                                              ------------  ------------      --------  ------------
Total Investments in Securities               $153,690,377  $658,043,841           $--  $811,734,218
                                              ============  ============      ========  ============



(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) Level 1 assets represents all ADRs, and BCE, Inc. and Barrick Gold Corp. listed under Canada and United States, respectively.

As of the six-month period ending April 30, 2010, securities with a total value of $551,441,778 transferred from Level 1 to Level 2 due to certain international equities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. Fair values for these instruments at the reporting date are based on quoted market prices or binding dealer price quotations.

The Fund recognizes transfers between the levels as of the beginning of the period.

At April 30, 2010, the Fund did not hold any investments with significant unobservable inputs (Level 3).

The table below sets forth the diversification of the ICAP International Fund Portfolio investments by country.

COUNTRY COMPOSITION (UNAUDITED)

                                      VALUE  PERCENT+
Canada                         $ 41,281,012      5.2%
Cayman Islands                    3,440,528      0.4
China                             7,484,890      1.0
France                           65,544,616      8.2
Germany                          83,400,681     10.4
Hong Kong                        25,838,996      3.2
Italy                            22,500,715      2.8
Japan                           128,607,140     16.2
Malaysia                         19,225,379      2.5
Netherlands                      29,674,232      3.7
Norway                           17,455,669      2.2
Portugal                         23,340,272      2.9
Spain                            39,728,175      5.0
Switzerland                     106,627,180     13.3
United Kingdom                  158,601,129     19.8
United States                    38,983,604      4.9
                               ------------    -----
                                811,734,218    101.7
Other Assets, Less
  Liabilities                   (13,332,147)    (1.7)
                               ------------    -----
Net Assets                     $798,402,071    100.0%
                               ============    =====




+    Percentages indicated are based on Fund net assets.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              59

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $765,900,414)     $ 811,734,218
Receivables:
  Investment securities sold             8,093,243
  Fund shares sold                       3,159,514
  Dividends and interest                 1,617,744
Other assets                                82,908
                                     -------------
     Total assets                      824,687,627
                                     -------------

LIABILITIES:
Payables:
  Investment securities purchased       22,419,345
  Fund shares redeemed                   3,071,482
  Manager (See Note 3)                     479,779
  Transfer agent (See Note 3)              163,576
  NYLIFE Distributors (See Note 3)          65,350
  Shareholder communication                 34,497
  Professional fees                         30,997
  Custodian                                 18,062
  Trustees                                   2,317
Accrued expenses                               151
                                     -------------
     Total liabilities                  26,285,556
                                     -------------
Net assets                           $ 798,402,071
                                     =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $      29,159
Additional paid-in capital             995,223,897
                                     -------------
                                       995,253,056
Accumulated undistributed net
  investment income                      2,269,637
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (244,972,685)
Net unrealized appreciation on
  investments                           45,833,804
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies         18,259
                                     -------------
Net assets                           $ 798,402,071
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  10,277,785
                                     =============
Shares of beneficial interest
  outstanding                              376,363
                                     =============
Net asset value per share
  outstanding                        $       27.31
Maximum sales charge (5.50% of
  offering price)                             1.59
                                     -------------
Maximum offering price per share
  outstanding                        $       28.90
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 179,484,308
                                     =============
Shares of beneficial interest
  outstanding                            6,565,821
                                     =============
Net asset value per share
  outstanding                        $       27.34
Maximum sales charge (5.50% of
  offering price)                             1.59
                                     -------------
Maximum offering price per share
  outstanding                        $       28.93
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $  17,475,200
                                     =============
Shares of beneficial interest
  outstanding                              646,673
                                     =============
Net asset value and offering price
  per share outstanding              $       27.02
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 548,901,869
                                     =============
Shares of beneficial interest
  outstanding                           20,021,568
                                     =============
Net asset value and offering price
  per share outstanding              $       27.42
                                     =============
CLASS R1
Net assets applicable to
  outstanding shares                 $     928,437
                                     =============
Shares of beneficial interest
  outstanding                               33,927
                                     =============
Net asset value and offering price
  per share outstanding              $       27.37
                                     =============
CLASS R2
Net assets applicable to
  outstanding shares                 $  33,194,501
                                     =============
Shares of beneficial interest
  outstanding                            1,215,456
                                     =============
Net asset value and offering price
  per share outstanding              $       27.31
                                     =============
CLASS R3
Net assets applicable to
  outstanding shares                 $   8,139,971
                                     =============
Shares of beneficial interest
  outstanding                              299,458
                                     =============
Net asset value and offering price
  per share outstanding              $       27.18
                                     =============





60    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $ 6,364,588
  Interest                                 12,811
                                      -----------
     Total income                       6,377,399
                                      -----------
EXPENSES:
  Manager (See Note 3)                  3,005,887
  Transfer agent (See Note 3)             663,165
  Distribution/Service--Investor
     Class (See Note 3)                    13,180
  Distribution/Service--Class A (See
     Note 3)                              203,051
  Distribution/Service--Class C (See
     Note 3)                               95,675
  Distribution/Service--Class R2
     (See Note 3)                          39,787
  Distribution/Service--Class R3
     (See Note 3)                          18,712
  Custodian                               132,848
  Professional fees                        75,769
  Shareholder communication                61,535
  Registration                             56,494
  Shareholder service (See Note 3)         20,187
  Trustees                                 12,815
  Miscellaneous                            30,820
                                      -----------
     Total expenses before waiver       4,429,925
  Expense waiver from Manager (See
     Note 3)                             (322,182)
                                      -----------
     Net expenses                       4,107,743
                                      -----------
Net investment income                   2,269,656
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                11,927,023
  Foreign currency transactions            12,065
                                      -----------
Net realized gain on investments and
  foreign currency transactions        11,939,088
                                      -----------
Net change in unrealized
  appreciation on:
  Investments                          (6,189,560)
  Translation of other assets and
     liabilities in foreign
     currencies                            15,068
                                      -----------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions        (6,174,492)
                                      -----------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                          5,764,596
                                      -----------
Net increase in net assets resulting
  from operations                     $ 8,034,252
                                      ===========



(a) Dividends recorded net of foreign withholding taxes in the amount of $366,548.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010           2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  2,269,656  $  13,132,464
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                  11,939,088   (159,878,463)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions         (6,174,492)   278,129,831
                              ---------------------------
 Net increase in net assets
  resulting from operations      8,034,252    131,383,832
                              ---------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                      --       (292,614)
    Class A                             --     (2,743,928)
    Class C                             --       (426,524)
    Class I                       (712,195)   (15,483,286)
    Class R1                          (389)       (17,537)
    Class R2                            --       (527,311)
    Class R3                            --        (85,060)
                              ---------------------------
 Total dividends to
  shareholders                    (712,584)   (19,576,260)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       180,488,734    234,821,866
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends        643,845     17,612,157
 Cost of shares redeemed
  (a)                          (80,126,607)  (175,793,428)
                              ---------------------------
    Increase in net assets
     derived from capital
     share transactions        101,005,972     76,640,595
                              ---------------------------
    Net increase in net
     assets                    108,327,640    188,448,167
NET ASSETS:
Beginning of period            690,074,431    501,626,264
                              ---------------------------
End of period                 $798,402,071  $ 690,074,431
                              ===========================
Accumulated undistributed
 net investment income at
 end of period                $  2,269,637  $     712,565
                              ===========================



(a) Cost of shares redeemed net of redemption fees of $16,689 for the period ended April 30, 2010, $46,772 for the year ended October 31, 2009 (See Note 2(L)).


62    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              63

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                            INVESTOR CLASS
                                           ------------------------------------------------
                                                                                 APRIL 29,
                                           SIX MONTHS                              2008**
                                              ENDED           YEAR ENDED          THROUGH
                                            APRIL 30,        OCTOBER 31,        OCTOBER 31,
                                              2010*              2009               2008
Net asset value at beginning of
  period                                     $ 27.05           $ 22.19            $ 36.83
                                             -------           -------            -------
Net investment income                           0.02(a)           0.49 (a)           0.47 (a)
Net realized and unrealized gain
  (loss) on investments                         0.24              5.13             (14.56)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                  0.00++           (0.01)             (0.01)
                                             -------           -------            -------
Total from investment operations                0.26              5.61             (14.10)
                                             -------           -------            -------
Less dividends and distributions:
  From net investment income                      --             (0.75)             (0.54)
  From net realized gain on
     investments                                  --                --                 --
                                             -------           -------            -------
Total dividends and distributions                 --             (0.75)             (0.54)
                                             -------           -------            -------
Redemption fee (g)                              0.00++(a)         0.00 ++(a)         0.00 ++(a)
                                             -------           -------            -------
Net asset value at end of period             $ 27.31           $ 27.05            $ 22.19
                                             =======           =======            =======
Total investment return (b)                     0.96%(c)         25.99%            (38.80%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         0.16%++           2.14%              2.96% ++
  Net expenses                                  1.51%++           1.38%              1.24% ++
  Expenses (before
     waiver/reimbursement)                      1.51%++           1.62%              1.49% ++
Portfolio turnover rate                           42%               96%                79%
Net assets at end of period (in
  000's)                                     $10,278           $10,373            $ 8,674




                                                                           CLASS C
                                        ----------------------------------------------------------------------------
                                                                        JANUARY 1,                      SEPTEMBER 1,
                                        SIX MONTHS                       2008***                           2006**
                                           ENDED        YEAR ENDED       THROUGH        YEAR ENDED         THROUGH
                                         APRIL 30,     OCTOBER 31,     OCTOBER 31,     DECEMBER 31,     DECEMBER 31,
                                           2010*           2009            2008            2007             2006
Net asset value at beginning of
  period                                  $ 26.87        $ 22.02         $ 38.04          $ 39.03          $37.00
                                          -------        -------         -------          -------          ------
Net investment income (loss)                (0.08)(a)       0.29 (a)        0.54 (a)         0.25 (a)       (0.09)(a)
Net realized and unrealized gain
  (loss) on investments                      0.23           5.13          (16.12)            3.66            3.56
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                               0.00 ++       (0.01)          (0.01)              --              --
                                          -------        -------         -------          -------          ------
Total from investment operations             0.15           5.41          (15.59)            3.91            3.47
                                          -------        -------         -------          -------          ------
Less dividends and distributions:
  From net investment income                   --          (0.56)          (0.43)           (0.48)          (0.74)
  From net realized gain on
     investments                               --             --              --            (4.42)          (0.70)
                                          -------        -------         -------          -------          ------
Total dividends and distributions              --          (0.56)          (0.43)           (4.90)          (1.44)
                                          -------        -------         -------          -------          ------
Redemption fee (g)                           0.00 ++(a)     0.00 ++(a)      0.00 ++(a)       0.00 ++(a)      0.00 ++(a)
                                          -------        -------         -------          -------          ------
Net asset value at end of period          $ 27.02        $ 26.87         $ 22.02          $ 38.04          $39.03
                                          =======        =======         =======          =======          ======
Total investment return (b)                  0.56% (c)     25.06%         (41.39%)(c)       10.35%           9.44% (c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)              (0.58%) ++      1.30%           1.98% ++         0.60%          (0.69%)++
  Net expenses                               2.26% ++       2.13%           1.96% ++         1.90%           1.90% ++
  Expenses (before
     waiver/reimbursement)                   2.26% ++       2.37%           2.17% ++         2.08%           2.22% ++(d)
Portfolio turnover rate                        42%            96%             79%             109%            155%
Net assets at end of period (in
  000's)                                  $17,475        $19,244         $19,586          $32,652          $7,266



*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for IRS interest charge.
     If these nonrecurring reimbursements had not been made, the total return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C,
     Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.
(e)  The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, "redemption fee," to conform to the current year presentation.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(g)  Redemption fee was discontinued on April 1, 2010.




64    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                             CLASS A
              ----------------------------------------------------------------------------------------------------
                                                         JANUARY 1,                                   SEPTEMBER 1,
              SIX MONTHS                                   2008***                                       2006**
                 ENDED             YEAR ENDED              THROUGH              YEAR ENDED              THROUGH
              APRIL 30,           OCTOBER 31,           OCTOBER 31,           DECEMBER 31,           DECEMBER 31,
                 2010*                2009                  2008                   2007                   2006
               $  27.05             $  22.19               $ 38.22               $  39.09               $ 37.00
               --------             --------               -------               --------               -------
                   0.05(a)              0.50 (a)              0.77 (a)               0.57 (a)              0.00 ++(a)
                   0.24                 5.19                (16.22)                  3.67                  3.58
                   0.00 ++             (0.01)                (0.01)                    --                    --
               --------             --------               -------               --------               -------
                   0.29                 5.68                (15.46)                  4.24                  3.58
               --------             --------               -------               --------               -------

                     --                (0.82)                (0.57)                 (0.69)                (0.79)
                     --                   --                    --                  (4.42)                (0.70)
               --------             --------               -------               --------               -------
                     --                (0.82)                (0.57)                 (5.11)                (1.49)
               --------             --------               -------               --------               -------
                   0.00++(a)            0.00 ++(a)            0.00 ++(a)             0.00 ++(a)            0.00 ++(a)
               --------             --------               -------               --------               -------
               $  27.34             $  27.05               $ 22.19               $  38.22               $ 39.09
               ========             ========               =======               ========               =======
                   1.07%(c)(f)         26.36%               (40.97%)(c)             11.20%                 9.74%(c)(d)

                   0.39%++              2.13%                 2.78% ++               1.36%                 0.04%++
                   1.30%++              1.14%                 1.10% ++               1.15%                 1.15%++
                   1.32%++              1.37%                 1.31% ++               1.33%                 1.47%++(d)
                     42%                  96%                   79%                   109%                  155%
               $179,484             $138,355               $73,122               $121,098               $20,516



                                                                 CLASS I
              ------------------------------------------------------------------------------------------------------------
                                                         JANUARY 1,
              SIX MONTHS                                   2008***
                 ENDED             YEAR ENDED              THROUGH
              APRIL 30,           OCTOBER 31,           OCTOBER 31,                     YEAR ENDED DECEMBER 31,
                 2010*                2009                  2008                2007              2006              2005
               $  27.12             $  22.25              $  38.26            $  39.10          $  32.89          $  30.18
               --------             --------              --------            --------          --------          --------
                   0.10 (a)             0.60 (a)              0.87 (a)            0.78 (a)          0.77 (a)          0.55
                   0.24                 5.15                (16.26)               3.59              7.16              5.20 (e)
                   0.00 ++             (0.01)                (0.01)                 --                --                --
               --------             --------              --------            --------          --------          --------
                   0.34                 5.74                (15.40)               4.37              7.93              5.75
               --------             --------              --------            --------          --------          --------

                  (0.04)               (0.87)                (0.61)              (0.79)            (1.03)            (0.54)
                     --                   --                    --               (4.42)            (0.70)            (2.50)
               --------             --------              --------            --------          --------          --------
                  (0.04)               (0.87)                (0.61)              (5.21)            (1.73)            (3.04)
               --------             --------              --------            --------          --------          --------
                   0.00 ++(a)           0.00 ++(a)            0.00 ++(a)          0.00 ++(a)        0.01 (a)          0.00 ++(e)
               --------             --------              --------            --------          --------          --------
               $  27.42             $  27.12              $  22.25            $  38.26          $  39.10          $  32.89
               ========             ========              ========            ========          ========          ========
                   1.17%(c)            26.71%               (40.81%)(c)          11.52%            24.30%(d)         19.15%

                   0.75%++              2.59%                 3.12% ++            1.86%             2.09%             2.05%
                   0.95%++              0.85%                 0.80% ++            0.80%             0.80%             0.80%
                   1.07%++              1.13%                 1.01% ++            0.98%             1.01%(d)          1.12%
                     42%                  96%                   79%                109%              155%              139%
               $548,902             $487,411              $389,517            $753,984          $568,662          $179,787




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              65

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS R1
                                   --------------------------------------------------------------------------
                                                                 JANUARY 1,                     SEPTEMBER 1,
                                   SIX MONTHS                     2008***                          2006**
                                      ENDED       YEAR ENDED       THROUGH       YEAR ENDED        THROUGH
                                    APRIL 30,    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    DECEMBER 31,

                                   --------------------------------------------------------------------------
                                      2010*          2009           2008            2007             2006
Net asset value at beginning of
  period                             $27.07         $22.22         $ 38.23         $39.08           $37.00
                                     ------         ------         -------         ------           ------
Net investment income (loss)           0.08 (a)       0.59 (a)        0.82 (a)       0.47 (a)         0.13 (a)
Net realized and unrealized gain
  (loss) on investments                0.23           5.12          (16.22)          3.86             3.46
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                         0.00 ++       (0.01)          (0.01)            --               --
                                     ------         ------         -------         ------           ------
Total from investment operations       0.31           5.70          (15.41)          4.33             3.59
                                     ------         ------         -------         ------           ------
Less dividends and distributions:
  From net investment income          (0.01)         (0.85)          (0.60)         (0.76)           (0.81)
  From net realized gain on
     investments                         --             --              --          (4.42)           (0.70)
                                     ------         ------         -------         ------           ------
Total dividends and distributions     (0.01)         (0.85)          (0.60)         (5.18)           (1.51)
                                     ------         ------         -------         ------           ------
Redemption fee (e)                     0.00 ++(a)     0.00 ++(a)      0.00 ++(a)     0.00 ++(a)       0.00 ++(a)
                                     ------         ------         -------         ------           ------
Net asset value at end of period     $27.37         $27.07         $ 22.22         $38.23           $39.08
                                     ======         ======         =======         ======           ======
Total investment return (b)            1.07%(c)      26.56%         (40.89%)(c)     11.41%            9.78%(c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)         0.56%++        2.54%           2.95% ++       1.12%            1.04%++
  Net expenses                         1.15%++        0.99%           0.90% ++       0.90%            0.90%++
  Expenses (before
     waiver/reimbursement)             1.17%++        1.22%           1.11% ++       1.08%            1.22%++(d)
Portfolio turnover rate                  42%            96%             79%           109%             155%
Net assets at end of period (in
  000's)                             $  928         $  675         $   170         $  418           $   27



                                                                     CLASS R3
                                   ----------------------------------------------------------------------------
                                                                  JANUARY 1,                      SEPTEMBER 1,
                                   SIX MONTHS                      2008***                           2006**
                                      ENDED       YEAR ENDED        THROUGH        YEAR ENDED        THROUGH
                                    APRIL 30,    OCTOBER 31,     OCTOBER 31,     DECEMBER 31,     DECEMBER 31,

                                   ----------------------------------------------------------------------------
                                      2010*          2009            2008             2007             2006

Net asset value at beginning of
  period                             $26.95         $22.13          $ 38.13          $39.06           $37.00
                                     ------         ------          -------          ------           ------
Net investment income                  0.01 (a)       0.39 (a)         0.75 (a)        0.21 (a)         0.07 (a)
Net realized and unrealized gain
  (loss) on investments                0.22           5.19           (16.24)           3.89             3.45
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                         0.00 ++       (0.01)           (0.01)             --               --
                                     ------         ------          -------          ------           ------
Total from investment operations       0.23           5.57           (15.50)           4.10             3.52
                                     ------         ------          -------          ------           ------
Less dividends and distributions:
  From net investment income             --          (0.75)           (0.50)          (0.61)           (0.76)
  From net realized gain on
     investments                         --             --               --           (4.42)           (0.70)
                                     ------         ------          -------          ------           ------
Total dividends and distributions        --          (0.75)           (0.50)          (5.03)           (1.46)
                                     ------         ------          -------          ------           ------
Redemption fee (e)                     0.00 ++(a)     0.00 ++(a)       0.00 ++(a)      0.00 ++(a)         --
                                     ------         ------          -------          ------           ------
Net asset value at end of period     $27.18         $26.95          $ 22.13          $38.13           $39.06
                                     ======         ======          =======          ======           ======
Total investment return (b)            0.85%(c)      25.87%          (41.11%)(c)      10.82%            9.60%(c)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                0.04%++        1.60%            2.77% ++        0.49%            0.55%++
  Net expenses                         1.67%++        1.54%            1.40% ++        1.40%            1.40%++
  Expenses (before
     waiver/reimbursement)             1.67%++        1.72%            1.62% ++        1.58%            1.72%++(d)
Portfolio turnover rate                  42%            96%              79%            109%             155%
Net assets at end of period (in
  000's)                             $8,140         $6,536          $ 1,112          $  289           $   27



*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from December 31 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for IRS interest charge.
     If these nonrecurring reimbursements had not been made, the total return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C,
     Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.
(e)  Redemption fee was discontinued  on April 1, 2010.




66    MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                    CLASS R2
-------------------------------------------------------------------------------
                                    JANUARY 1,                    SEPTEMBER 1,
      SIX MONTHS                     2008***                         2006**
         ENDED       YEAR ENDED      THROUGH       YEAR ENDED        THROUGH
       APRIL 30,    OCTOBER 31,    OCTOBER 31,    DECEMBER 31,    DECEMBER 31,

--------------
         2010*          2009           2008           2007             2006
        $ 27.05       $ 22.18        $ 38.20         $ 39.08          $37.00
        -------       -------        -------         -------          ------
           0.04(a)       0.44 (a)       0.74 (a)        0.35 (a)       (0.03)(a)
           0.22          5.23         (16.20)           3.88            3.61
           0.00++       (0.01)         (0.01)             --              --
        -------       -------        -------         -------          ------
           0.26          5.66         (15.47)           4.23            3.58
        -------       -------        -------         -------          ------

             --         (0.79)         (0.55)          (0.69)          (0.80)
             --            --             --           (4.42)          (0.70)
        -------       -------        -------         -------          ------
             --         (0.79)         (0.55)          (5.11)          (1.50)
        -------       -------        -------         -------          ------
           0.00 ++(a)    0.00 ++(a)     0.00 ++(a)      0.00 ++(a)      0.00 ++(a)
        -------       -------        -------         -------          ------
        $ 27.31       $ 27.05        $ 22.18         $ 38.20          $39.08
        =======       =======        =======         =======          ======
           0.96%(c)     26.27%        (41.00%)(c)      11.16%           9.72% (c)(d)

           0.29%++       1.84%          2.72% ++        0.83%          (0.20%)++
           1.42%++       1.27%          1.15% ++        1.15%           1.15% ++
           1.42%++       1.47%          1.36% ++        1.33%           1.47% ++(d)
             42%           96%            79%            109%            155%
        $33,195       $27,480        $ 9,445         $12,816          $2,533




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              67

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the ''Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund (collectively, referred to as the "ICAP Funds" and each individually referred to as an "ICAP Fund"). Each is a diversified fund. Each ICAP Fund is the successor of a series of ICAP Funds, Inc. with the same name (each a "Predecessor Fund"). The reorganizations of the Predecessor Funds with and into the respective ICAP Funds, which were not subject to shareholder approval under applicable law, occurred on February 26, 2010. All information regarding and references to periods prior to the commencement of operations of each ICAP Fund relate to the respective Predecessor Fund.

The ICAP Funds through each Predecessor Fund, commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS     FUNDS
April 30, 2008     MainStay ICAP Global Fund
-----------------------------------------------------------
December 31, 1997  MainStay ICAP Select Equity Fund
                   MainStay ICAP International Fund
-----------------------------------------------------------
December 31, 1994  MainStay ICAP Equity Fund
-----------------------------------------------------------



The MainStay ICAP International Fund and MainStay ICAP Equity Fund offer seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes, other than Investor Class and Class I shares, commenced operations on August 31, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund. The MainStay ICAP Global Fund offers four classes of shares: Investor Class, Class A, Class C and Class I shares. All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008. The MainStay ICAP Select Equity Fund offers eight classes of shares: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes, other than Investor Class and Class I shares, commenced operations on August 31, 2006. Investor Class shares commenced operations on April, 29, 2008, and Class I shares commenced operations on December 31, 1997 (under a former designation). Class B shares for MainStay ICAP Select Equity Fund commenced operations on November 13, 2009.

Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without imposition of a front-end sales charge or a contingent deferred sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Each class of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that the classes are subject to different distribution and/or service fee rates. Investor Class, Class A, Class C, Class R2 and Class R3 shares each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the 1940 Act. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares.

The investment objective for each of the ICAP Funds is as follows:

The MAINSTAY ICAP EQUITY FUND seeks a superior total return with only a moderate degree of risk.

The MAINSTAY ICAP SELECT EQUITY FUND seeks a superior total return.

The MAINSTAY ICAP GLOBAL FUND seeks a superior total return.

The MAINSTAY ICAP INTERNATIONAL FUND seeks a superior total return with income as a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The ICAP Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the ICAP


68    MainStay ICAP Funds

Funds are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Investments in money market funds are valued daily at their NAV.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the ICAP Funds principally trade, and the time at which the ICAP Funds' NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the ICAP Funds' Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the ICAP Funds' policies and procedures. At April 30, 2010, certain foreign equity securities held by the ICAP Funds were fair valued.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the ICAP Funds' Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the ICAP Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the ICAP Funds did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the ICAP Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a frame work that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the ICAP Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for each ICAP Fund's investments is included at the end of each ICAP Fund's Portfolio of Investments.

The valuation techniques used by the ICAP Funds to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The ICAP Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of

                                                   mainstayinvestments.com    69
evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. Each of the ICAP Funds is treated as a separate entity for federal income tax purposes. The ICAP Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the ICAP Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the ICAP Funds' financial statements. The ICAP Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. For the MainStay ICAP Global Fund and MainStay ICAP International Fund, income dividends are normally paid less frequently, typically on a semi-annual or annual basis. Distributions from net realized capital gains, if any, are declared and paid annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the ICAP Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual ICAP Funds in proportion to the net assets of the respective ICAP Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by each ICAP Fund, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) RECLASSIFICATION. Certain prior year amounts have been reclassified to conform with the current year presentation.

(H) REPURCHASE AGREEMENTS. The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the ICAP Funds' Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the ICAP Funds invest in repurchase agreements, the ICAP Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the


70    MainStay ICAP Funds
other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the ICAP Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 5.)

(J) SECURITIES LENDING. In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the ICAP Funds' cash collateral in accordance with the Lending Agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds' portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The ICAP Funds will receive compensation for lending their securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The ICAP Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds.

Although the ICAP Funds and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the ICAP Funds and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The ICAP Funds had no portfolio securities on loan as of April 30, 2010.

(K) RIGHTS/WARRANTS. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The ICAP Funds enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The ICAP Funds invest in warrants only if received as part of a corporate action. The securities are sold as soon as the opportunity becomes available. The ICAP Funds are exposed to risk until each sale is completed.

(L) REDEMPTION FEE. Prior to April 1, 2010, the MainStay ICAP Global Fund and MainStay ICAP International Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of ICAP Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the ICAP Fund. The redemption fees are included in the Statement of Changes in Net Assets and are retained by these ICAP Funds.

(M) CONCENTRATION OF RISK. The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

                                                   mainstayinvestments.com    71

These risks are likely to be greater in emerging markets than in developed markets.

(N) OFFERING COSTS. Costs incurred by the MainStay ICAP Global Fund in connection with the commencement of the MainStay ICAP Global Fund's operations were amortized on a straight line basis over the first twelve months of the MainStay ICAP Global Fund's operations.

(O) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The ICAP Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

(P) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the ICAP Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the ICAP Funds' financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of April 30, 2010:

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2010.

MAINSTAY ICAP GLOBAL FUND
NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                      EQUITY
                                   CONTRACTS
                                        RISK  TOTAL
Rights (2)                             6,550  6,550
                                   ================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

MAINSTAY ICAP INTERNATIONAL FUND
NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                    EQUITY
                                 CONTRACTS
                                      RISK    TOTAL
Rights (2)                         214,210  214,210
                                 ==================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the ICAP Funds' Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portions of salaries and expenses that are the responsibilities of the ICAP Funds, the Manager also pays the salaries and expenses of all personnel affiliated with the ICAP Funds and the operational expenses of the ICAP Funds. Institutional Capital LLC ("ICAP" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

Each ICAP Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of each ICAP Fund. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80% for each of the ICAP Funds for the six-month period ended April 30, 2010.

Effective April 1, 2010, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the Class R1 Shares of the MainStay ICAP Equity Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) of the class do not exceed 0.99% of its average daily net assets.

Effective February 26, 2010, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay


72    MainStay ICAP Funds

ICAP Equity Fund's management fee or reimburse the expenses of the Class I Shares of the MainStay ICAP Equity Fund so that the total ordinary operating expenses of the class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the ICAP Fund invests) do not exceed 0.90% of its average daily net assets. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

Effective August 1, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the MainStay ICAP Equity Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) of a class do not exceed the following percentages: Investor Class, 1.85%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

Effective February 26, 2010, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay ICAP Select Equity Fund's management fee or reimburse the expenses of the appropriate class of the MainStay ICAP Select Equity Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the ICAP Fund invests) of a class do not exceed the following percentages of average daily net assets: Class A, 1.18% and Class I, 0.90%. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

Effective November 13, 2009, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the appropriate class of the MainStay ICAP Select Equity Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) of a class do not exceed the following percentages of average net assets: Investor Class, 1.47%; Class B, 2.22%; Class C 2.22%; Class R1, 1.14%; Class R2, 1.39%; Class R3, 1.64%. This voluntary waiver or reimbursement will be in effect until November 12, 2010 unless extended by New York Life Investments and approved by the Fund's Board of Trustees.

For the period August 1, 2009 through February 25, 2010, New York Life Investments had agreed to voluntarily waive or reimburse the expenses of the appropriate class of the MainStay ICAP Select Equity Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) of the class did not exceed the following percentages: Class A, 1.18%; Class I, 0.90%.

Effective August 1, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay ICAP Global Fund's management fee or reimburse the expenses of the appropriate class of the MainStay ICAP Global Fund so that the total ordinary operating expenses (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the ICAP Fund invests) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. The expense limitation agreement may be modified or terminated only with the approval of the Board. This agreement expires February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

Effective April 1, 2010, New York Life Investments agreed to voluntarily waive or reimburse the expenses of the Class R1 Shares of the MainStay ICAP International Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) of the class do not exceed 1.05% of its average daily net assets.

Effective February 26, 2010, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay ICAP International Fund's management fee or reimburse the expenses of the appropriate class of the MainStay ICAP International Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the ICAP Fund invests) of a class

                                                   mainstayinvestments.com    73
do not exceed the following percentages of average daily net assets: Class A, 1.30% and Class I, 0.95%. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the ICAP Funds and waived/reimbursed such amounts pursuant to the contractual expenses limitations described above as follows:

                                                 FEES
                                          REIMBURSED/
                             FEES EARNED       WAIVED
MainStay ICAP Equity Fund     $3,216,362     $127,014
-----------------------------------------------------
MainStay ICAP Select Equity
  Fund                         9,734,356      725,764
-----------------------------------------------------
MainStay ICAP Global Fund        166,664       66,012
-----------------------------------------------------
MainStay ICAP International
  Fund                         3,005,887      322,182
-----------------------------------------------------



State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds' administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the ICAP Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution and service plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from applicable Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plan, applicable Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the ICAP Funds' Class B and Class C shares, along with a service fee, at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the ICAP Funds for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from each applicable ICAP Fund at an annual rate of 0.25% for the distribution and 0.25% for the service of the average daily net assets of the ICAP Fund's Class R3 shares, which is an expense of the Class R3 shares of the ICAP Fund for distribution and service activities as designated by the Distributor.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds' shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the Funds that offer these share classes. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares of each application ICAP Fund.

Shareholder Service Fees incurred by each ICAP Fund for the six-month period ended April 30, 2010, were as follows:

 MAINSTAY ICAP EQUITY FUND
Class R1                                $1,220
----------------------------------------------
Class R2                                 1,432
----------------------------------------------
Class R3                                   326
----------------------------------------------




 MAINSTAY ICAP SELECT EQUITY FUND
Class R1                               $ 7,367
----------------------------------------------
Class R2                                10,044
----------------------------------------------
Class R3                                 2,626
----------------------------------------------




 MAINSTAY ICAP INTERNATIONAL FUND
Class R1                               $   529
----------------------------------------------
Class R2                                15,915
----------------------------------------------
Class R3                                 3,743
----------------------------------------------



(C) SALES CHARGES. The ICAP Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2010, were as follows:

 MAINSTAY ICAP EQUITY FUND
Investor Class                          $4,361
----------------------------------------------
Class A                                  3,122
----------------------------------------------




 MAINSTAY ICAP SELECT EQUITY FUND
Investor Class                         $21,862
----------------------------------------------
Class A                                 30,754
----------------------------------------------






74    MainStay ICAP Funds

 MAINSTAY ICAP GLOBAL FUND
Investor Class                           $650
---------------------------------------------
Class A                                   773
---------------------------------------------




 MAINSTAY ICAP INTERNATIONAL FUND
Investor Class                          $4,091
----------------------------------------------
Class A                                  6,792
----------------------------------------------



The ICAP Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares, for the six-month period ended April 30, 2010, were as follows:

 MAINSTAY ICAP EQUITY FUND
Class C                                  $225
---------------------------------------------




 MAINSTAY ICAP SELECT EQUITY FUND
Investor Class                         $   100
----------------------------------------------
Class A                                    290
----------------------------------------------
Class B                                 46,550
----------------------------------------------
Class C                                  4,473
----------------------------------------------




 MAINSTAY ICAP GLOBAL FUND
Class C                                  $118
---------------------------------------------




 MAINSTAY ICAP INTERNATIONAL FUND
Class C                                  $534
---------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds' transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the ICAP Funds for the six-month period ended April 30, 2010, were as follows:

 MAINSTAY ICAP EQUITY FUND                TOTAL
Investor Class                         $ 27,433
-----------------------------------------------
Class A                                  10,328
-----------------------------------------------
Class C                                  14,113
-----------------------------------------------
Class I                                 281,227
-----------------------------------------------
Class R1                                    912
-----------------------------------------------
Class R2                                  1,064
-----------------------------------------------
Class R3                                    238
-----------------------------------------------




 MAINSTAY ICAP SELECT EQUITY FUND         TOTAL
Investor Class                         $351,236
-----------------------------------------------
Class A                                 242,294
-----------------------------------------------
Class B                                 197,873
-----------------------------------------------
Class C                                 167,139
-----------------------------------------------
Class I                                 975,562
-----------------------------------------------
Class R1                                  8,729
-----------------------------------------------
Class R2                                 11,933
-----------------------------------------------
Class R3                                  3,113
-----------------------------------------------




 MAINSTAY ICAP GLOBAL FUND               TOTAL
Investor Class                          $  268
----------------------------------------------
Class A                                    209
----------------------------------------------
Class C                                    165
----------------------------------------------
Class I                                  5,251
----------------------------------------------




 MAINSTAY ICAP INTERNATIONAL FUND         TOTAL
Investor Class                         $ 19,106
-----------------------------------------------
Class A                                 137,453
-----------------------------------------------
Class C                                  34,856
-----------------------------------------------
Class I                                 437,567
-----------------------------------------------
Class R1                                    895
-----------------------------------------------
Class R2                                 26,956
-----------------------------------------------
Class R3                                  6,332
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. As of April 30, 2010, New York Life and its affiliates beneficially held shares of the ICAP Funds with the following values and percentages of net assets as follows:

                                           PERCENTAGE OF
 MAINSTAY ICAP EQUITY FUND         VALUE      NET ASSETS
Class A                      $    27,198             0.1%
--------------------------------------------------------
Class C                           25,195             0.4
--------------------------------------------------------
Class I                       55,998,565             6.7
--------------------------------------------------------
Class R1                          25,009             0.9
--------------------------------------------------------
Class R2                          24,781             0.7
--------------------------------------------------------
Class R3                          24,560             1.6
--------------------------------------------------------





                                                   mainstayinvestments.com    75

 MAINSTAY ICAP SELECT EQUITY              PERCENTAGE OF
 FUND                             VALUE      NET ASSETS
Class A                        $156,035             0.0%++
-------------------------------------------------------
Class C                          25,344             0.0 ++
-------------------------------------------------------
Class I                           2,480             0.0 ++
-------------------------------------------------------
Class R1                         28,310             0.2
-------------------------------------------------------
Class R2                         28,028             0.1
-------------------------------------------------------
Class R3                         25,390             0.4
-------------------------------------------------------




                                             PERCENTAGE OF
 MAINSTAY ICAP GLOBAL FUND        VALUE         NET ASSETS
Class A                     $    41,450                2.1%
----------------------------------------------------------
Class C                          20,600               11.2
----------------------------------------------------------
Class I                      39,121,033               95.6
----------------------------------------------------------




 MAINSTAY ICAP                           PERCENTAGE OF
 INTERNATIONAL FUND               VALUE     NET ASSETS
Class A                      $   22,988            0.0%++
------------------------------------------------------
Class C                          22,255            0.1%
------------------------------------------------------
Class I                       2,717,291            0.5%
------------------------------------------------------
Class R1                         23,119            2.5%
------------------------------------------------------
Class R2                         22,933            0.1%
------------------------------------------------------
Class R3                         22,702            0.3%
------------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the ICAP Funds by the Office of the General Counsel of New York Life Investments is payable directly by the ICAP Funds. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay ICAP Equity Fund              $24,830
----------------------------------------------
MainStay ICAP Select Equity Fund        73,153
----------------------------------------------
MainStay ICAP Global Fund                1,295
----------------------------------------------
MainStay ICAP International Fund        23,146
----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2009, for federal income tax purposes, capital loss carryforwards of $283,374,801 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Equity Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY ICAP EQUITY FUND

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016             $ 72,168
           2017              211,207
---------------------------------- -----
          Total             $283,375
---------------------------------- -----



As of October 31, 2009, for federal income tax purposes, capital loss carryforwards of $712,339,129 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY ICAP SELECT EQUITY FUND

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016             $ 288,247
           2017               424,092
---------------------------------- -----
          Total             $ 712,339
---------------------------------- -----



As of October 31, 2009, for federal income tax purposes, capital loss carryforwards of $14,160,649 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Global Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

MAINSTAY ICAP GLOBAL FUND

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016              $ 5,025
           2017                9,136
---------------------------------- -----
          Total              $14,161
---------------------------------- -----



As of October 31, 2009, for federal income tax purposes, capital loss carryforwards of $227,279,884 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP International Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.



76    MainStay ICAP Funds

MAINSTAY ICAP INTERNATIONAL FUND

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016             $ 81,013
           2017              146,267
---------------------------------- -----
          Total             $227,280
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statements of Changes in Net Assets, were as follows:

                                       2009
                     ----------------------------------------
                              TAX-BASED             TAX-BASED
                     DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                        ORDINARY INCOME       LONG-TERM GAINS
MainStay ICAP
  Equity Fund               $17,059,388                   $--
-------------------------------------------------------------
MainStay ICAP
  Select Equity
  Fund                       22,054,747                    --
-------------------------------------------------------------
MainStay ICAP
  Global Fund                   805,367                    --
-------------------------------------------------------------
MainStay ICAP
  International
  Fund                       19,576,260                    --
-------------------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

MAINSTAY ICAP GLOBAL FUND

As of April 30, 2010, the Fund held the following foreign currency:

                         CURRENCY     COST    VALUE
Pound Sterling              GBP 1    USD 1    USD 1
---------------------------------------------------



MAINSTAY ICAP INTERNATIONAL FUND

As of April 30, 2010, the Fund held the following foreign currency:

                    CURRENCY           COST         VALUE
Japanese Yen (a)      JPY (2)   USD  -- (b)    USD  -- (b)
---------------------------------------------------------



(a) Currency was overdrawn as of April 30, 2010.

(b) Less than one dollar.


NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the ICAP Funds. Custodial fees are charged to the ICAP Funds based on the market value of securities in the ICAP Funds and the number of certain cash transactions incurred by the ICAP Funds.

NOTE 7--LINE OF CREDIT:

The ICAP Funds and certain affiliated funds maintain a line of credit of $125,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay ICAP Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the ICAP Funds on the line of credit during the six-month period ended April 30, 2010.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchase and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

                            MAINSTAY ICAP          MAINSTAY ICAP         MAINSTAY ICAP          MAINSTAY ICAP
                             EQUITY FUND        SELECT EQUITY FUND        GLOBAL FUND        INTERNATIONAL FUND
                        --------------------   --------------------   -------------------   --------------------
                        PURCHASES      SALES   PURCHASES      SALES   PURCHASES     SALES   PURCHASES      SALES
U.S. Government
  Securities             $     --   $     --    $     --   $     --     $    --   $    --    $     --   $     --
----------------------------------------------------------------------------------------------------------------
All others                241,999    220,650     816,976    607,327      18,711    16,960     399,863    306,838
----------------------------------------------------------------------------------------------------------------
Total                    $241,999   $220,650    $816,976   $607,327     $18,711   $16,960    $399,863   $306,838
----------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    77

NOTE 9--CAPITAL SHARE TRANSACTIONS:

MAINSTAY ICAP EQUITY FUND

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                       24,610  $     804,891
Shares issued to
  shareholders in
  reinvestment of dividends        1,260         42,099
Shares redeemed                  (34,812)    (1,132,350)
                             --------------------------
Net decrease in shares
  outstanding before
  conversion                      (8,942)      (285,360)
Shares converted into
  Investor Class (See Note
  1)                               1,806         60,533
Shares converted from
  Investor Class (See Note
  1)                              (6,640)      (219,333)
                             --------------------------
Net decrease                     (13,776) $    (444,160)
                             ==========================
Year ended October 31,
  2009:
Shares sold                      155,273  $   4,050,825
Shares issued to
  shareholders in
  reinvestment of dividends        8,703        211,877
Shares redeemed                  (95,502)    (2,372,844)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                      68,474      1,889,858
Shares converted into
  Investor Class (See Note
  1)                              34,877        817,911
Shares converted from
  Investor Class (See Note
  1)                            (120,460)    (3,366,847)
                             --------------------------
Net decrease                     (17,109) $    (659,078)
                             ==========================


 CLASS A                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                      108,222  $   3,497,328

Shares issued to
  shareholders in
  reinvestment of dividends        3,372        112,739

Shares redeemed                  (64,360)    (2,088,602)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                      47,234      1,521,465

Shares converted from
  Investor Class (See Note
  1)                               6,633        219,333

Shares converted from Class
  A (See Note 1)                  (1,803)       (60,533)

Shares converted from Class
  A (a)                          (26,387)      (838,842)
                             --------------------------


Net increase                      25,677  $     841,423
                             ==========================


Year ended October 31,
  2009:

Shares sold                      218,596  $   5,591,661

Shares issued to
  shareholders in
  reinvestment of dividends       14,833        366,013

Shares redeemed                 (284,302)    (7,018,555)
                             --------------------------


Net decrease in shares
  outstanding before
  conversion                     (50,873)    (1,060,881)

Shares converted into Class
  A
  (See Note 1)                   120,503      3,366,847

Shares converted from Class
  A
  (See Note 1)                   (34,891)      (817,911)
                             --------------------------


Net increase                      34,739  $   1,488,055
                             ==========================



 CLASS C                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       54,510  $   1,738,354

Shares issued to
  shareholders in
  reinvestment of dividends          266          8,855

Shares redeemed                  (19,031)      (604,012)
                             --------------------------


Net increase                      35,745  $   1,143,197
                             ==========================


Year ended October 31,
  2009:

Shares sold                       48,645  $   1,271,125

Shares issued to
  shareholders in
  reinvestment of dividends        1,890         44,684

Shares redeemed                  (61,739)    (1,479,484)
                             --------------------------


Net decrease                     (11,204) $    (163,675)
                             ==========================



 CLASS I                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    3,137,247  $ 102,123,564

Shares issued to
  shareholders in
  reinvestment of dividends      127,052      4,232,604

Shares redeemed               (2,455,155)   (79,176,569)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                     809,144     27,179,599

Shares converted into Class
  I (a)                           26,346        838,842
                             --------------------------


Net increase                     835,490  $  28,018,441
                             ==========================


Year ended October 31,
  2009:

Shares sold                    5,878,925  $ 147,627,970

Shares issued to
  shareholders in
  reinvestment of dividends      648,973     15,940,062

Shares redeemed              (10,111,545)  (245,242,091)
                             --------------------------


Net decrease                  (3,583,647) $ (81,674,059)
                             ==========================



 CLASS R1                         SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       10,862  $     352,023

Shares issued to
  shareholders in
  reinvestment of dividends          371         12,422

Shares redeemed                   (8,803)      (282,963)
                             --------------------------


Net increase                       2,430  $      81,482
                             ==========================


Year ended October 31,
  2009:

Shares sold                       52,515  $   1,389,303

Shares issued to
  shareholders in
  reinvestment of dividends        1,441         34,212

Shares redeemed                  (29,004)      (772,201)
                             --------------------------


Net increase                      24,952  $     651,314
                             ==========================





78    MainStay ICAP Funds

 CLASS R2                         SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       39,378  $   1,268,658

Shares issued to
  shareholders in
  reinvestment of dividends          400         13,370

Shares redeemed                   (7,399)      (240,879)
                             --------------------------


Net increase                      32,379  $   1,041,149
                             ==========================


Year ended October 31,
  2009:

Shares sold                       62,808  $   1,507,886

Shares issued to
  shareholders in
  reinvestment of dividends        1,417         34,582

Shares redeemed                  (24,638)      (654,859)
                             --------------------------


Net increase                      39,587  $     887,609
                             ==========================



 CLASS R3                         SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       33,514  $   1,119,719

Shares issued to
  shareholders in
  reinvestment of dividends           90          3,008

Shares redeemed                   (2,059)       (67,957)
                             --------------------------


Net increase                      31,545  $   1,054,770
                             ==========================


Year ended October 31,
  2009:

Shares sold                       11,461  $     302,516

Shares issued to
  shareholders in
  reinvestment of dividends          135          3,304

Shares redeemed                   (2,056)       (53,934)
                             --------------------------


Net increase                       9,540  $     251,886
                             ==========================




MAINSTAY ICAP SELECT EQUITY FUND


 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                      164,900  $   5,173,679
Shares issued in connection
  with the acquisition of
  MainStay Value Fund          4,410,690    132,367,008
Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Value
  Fund                         1,165,123     35,331,544
Shares issued to
  shareholders in
  reinvestment of dividends          594         17,969
Shares redeemed                 (368,035)   (11,490,763)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                   5,373,272    161,399,437
Shares converted into
  Investor Class (See Note
  1)                             207,022      6,470,098
Shares converted from
  Investor Class (See Note
  1)                            (262,712)    (8,230,986)
                             --------------------------
Net increase                   5,317,582  $ 159,638,549
                             ==========================
Year ended October 31,
  2009:
Shares sold                       96,980  $   2,443,406
Shares issued to
  shareholders in
  reinvestment of dividends        3,898         92,326
Shares redeemed                  (62,230)    (1,498,756)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                      38,648      1,036,976
Shares converted into
  Investor Class (See Note
  1)                              41,986        953,234
Shares converted from
  Investor Class (See Note
  1)                             (35,330)      (981,824)
                             --------------------------
Net increase                      45,304  $   1,008,386
                             ==========================


 CLASS A                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    2,537,980  $  78,825,438

Shares issued in connection
  with the acquisition of
  MainStay Value Fund          4,823,914    144,765,185

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Value
  Fund                         1,763,625     53,479,447

Shares issued to
  shareholders in
  reinvestment of dividends       23,268        729,027

Shares redeemed               (1,425,400)   (44,383,535)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                   7,723,387    233,415,562

Shares converted from
  Investor Class (See Note
  1)                             424,246     13,248,629

Shares converted from Class
  A
  (See Note 1)                   (31,113)    (1,005,874)

Shares converted from Class
  A (a)                         (692,144)   (21,241,909)
                             --------------------------


Net increase                   7,424,376  $ 224,416,408
                             ==========================


Year ended October 31,
  2009:

Shares sold                    3,708,624  $  93,587,880

Shares issued to
  shareholders in
  reinvestment of dividends       57,161      1,368,353

Shares redeemed               (2,651,274)   (61,217,542)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                   1,114,511     33,738,691

Shares converted into Class
  A
  (See Note 1)                    35,317        981,824

Shares converted from Class
  A
  (See Note 1)                   (41,968)      (953,234)
                             --------------------------


Net increase                   1,107,860  $  33,767,281
                             ==========================



 CLASS B                          SHARES         AMOUNT

Period ended April 30, 2010
  (b):

Shares sold                      130,433  $   4,058,353

Shares issued in connection
  with the acquisition of
  MainStay Value Fund          1,913,939     57,278,639

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Value
  Fund                         1,701,453     51,439,350

Shares redeemed                 (285,488)    (8,837,344)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                   3,460,337    103,938,998

Shares converted from Class
  B
  (See Note 1)                  (339,096)   (10,481,867)
                             --------------------------


Net increase                   3,121,241  $  93,457,131
                             ==========================



 CLASS C                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                      596,165  $  18,529,677

Shares issued in connection
  with the acquisition of
  MainStay Value Fund            181,117      5,420,299

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Value
  Fund                           382,905     11,576,242

Shares redeemed                 (266,680)    (8,226,562)
                             --------------------------


Net increase                     893,507  $  27,299,656
                             ==========================


Year ended October 31,
  2009:

Shares sold                      678,909  $  17,603,579

Shares issued to
  shareholders in
  reinvestment of dividends        5,904        134,003

Shares redeemed                 (602,800)   (14,199,524)
                             --------------------------


Net increase                      82,013  $   3,538,058
                             ==========================




                                                   mainstayinvestments.com    79

 CLASS I                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                   12,912,948  $ 407,557,881

Shares issued in connection
  with the acquisition of
  MainStay Value Fund            472,783     14,204,015

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Value
  Fund                             9,175        278,552

Shares issued to
  shareholders in
  reinvestment of dividends      223,279      6,947,138

Shares redeemed               (6,159,357)  (190,569,192)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                   7,458,828    238,418,394

Shares converted into Class
  I (a)                          690,793     21,241,909
                             --------------------------


Net increase                   8,149,621  $ 259,660,303
                             ==========================


Year ended October 31,
  2009:

Shares sold                   17,585,338  $ 432,709,634

Shares issued to
  shareholders in
  reinvestment of dividends      732,424     17,592,778

Shares redeemed              (18,222,855)  (430,366,656)
                             --------------------------


Net increase                      94,907  $  19,935,756
                             ==========================



 CLASS R1                         SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       52,568  $   1,657,323

Shares issued in connection
  with the acquisition of
  MainStay Value Fund                 36          1,080

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Value
  Fund                               577         17,519

Shares issued to
  shareholders in
  reinvestment of dividends        1,822         56,638

Shares redeemed                  (59,128)    (1,874,230)
                             --------------------------


Net decrease                      (4,125) $    (141,670)
                             ==========================


Year ended October 31,
  2009:

Shares sold                      328,601  $   7,820,283

Shares issued to
  shareholders in
  reinvestment of dividends        4,968        119,492

Shares redeemed                  (65,294)    (1,566,471)
                             --------------------------


Net increase                     268,275  $   6,373,304
                             ==========================



 CLASS R2                         SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                      400,796  $  12,208,717

Shares issued in connection
  with the acquisition of
  MainStay Value Fund              1,563         46,926

Shares issued in connection
  with the acquisition of
  MainStay Mid Cap Value
  Fund                             4,702        142,610

Shares issued to
  shareholders in
  reinvestment of dividends        1,320         40,885

Shares redeemed                  (77,339)    (2,421,598)
                             --------------------------


Net increase                     331,042  $  10,017,540
                             ==========================


Year ended October 31,
  2009:

Shares sold                      223,318  $   5,806,116

Shares issued to
  shareholders in
  reinvestment of dividends        5,664        134,621

Shares redeemed                 (263,400)    (6,999,810)
                             --------------------------


Net decrease                     (34,418) $  (1,059,073)
                             ==========================



 CLASS R3                         SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                       42,387  $   1,308,602

Shares issued to
  shareholders in
  reinvestment of dividends          186          5,670

Shares redeemed                  (14,072)      (440,059)
                             --------------------------


Net increase                      28,501  $     874,213
                             ==========================


Year ended October 31,
  2009:

Shares sold                       78,916  $   1,849,975

Shares issued to
  shareholders in
  reinvestment of dividends        1,265         29,767

Shares redeemed                  (36,900)      (910,149)
                             --------------------------


Net increase                      43,281  $     969,593
                             ==========================


(b) Class B shares were first offered on November 11, 2009.


MAINSTAY ICAP GLOBAL FUND

 INVESTOR CLASS                 SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                     17,087    $  139,864
Shares issued to shareholders
  in reinvestment of
  dividends                         75           606
Shares redeemed                 (2,478)      (20,069)
                               ---------------------
Net increase in shares
  outstanding before
  conversion                    14,684       120,401
Shares converted from
  Investor Class
  (See Note 1)                      (2)          (15)
                               ---------------------
Net increase                    14,682    $  120,386
                               =====================
Year ended October 31, 2009:
Shares sold                     22,325    $  154,464
Shares issued to shareholders
  in reinvestment of
  dividends                        290         1,864
Shares redeemed                 (5,048)      (32,221)
                               ---------------------
Net increase in shares
  outstanding before
  conversion                    17,567       124,107
Shares converted into
  Investor Class
  (See Note 1)                   1,691        13,310
Shares converted from
  Investor Class
  (See Note 1)                    (691)       (5,477)
                               ---------------------
Net increase                    18,567    $  131,940
                               =====================


 CLASS A                        SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                    170,221    $1,388,203

Shares issued to shareholders
  in reinvestment of
  dividends                        286         2,325

Shares redeemed                (33,011)     (263,214)
                               ---------------------


Net increase in shares
  outstanding before
  conversion                   137,496     1,127,314

Shares converted into Class A
  (See Note 1)                       2            15
                               ---------------------


Net increase                   137,498    $1,127,329
                               =====================


Year ended October 31, 2009:

Shares sold                    108,041    $  717,118

Shares issued to shareholders
  in reinvestment of
  dividends                      1,603        10,084

Shares redeemed                (62,174)     (347,639)
                               ---------------------


Net increase in shares
  outstanding before
  conversion                    47,470       379,563

Shares converted into Class A
  (See Note 1)                     690         5,477

Shares converted from Class A
  (See Note 1)                  (1,689)      (13,310)
                               ---------------------


Net increase                    46,471    $  371,730
                               =====================





80    MainStay ICAP Funds

 CLASS C                        SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      6,357    $   52,268

Shares redeemed                 (2,687)      (22,109)
                               ---------------------


Net increase                     3,670    $   30,159
                               =====================


Year ended October 31, 2009:

Shares sold                     18,714    $  126,935

Shares issued to shareholders
  in reinvestment of
  dividends                         79           516

Shares redeemed                 (3,361)      (18,771)
                               ---------------------


Net increase                    15,432    $  108,680
                               =====================



 CLASS I                        SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                     29,928    $  240,800

Shares issued to shareholders
  in reinvestment of
  dividends                        694         5,642

Shares redeemed                    (13)         (101)
                               ---------------------


Net increase                    30,609    $  246,341
                               =====================


Year ended October 31, 2009:

Shares sold                     67,640    $  427,173

Shares issued to shareholders
  in reinvestment of
  dividends                      4,337        27,358

Shares redeemed                (60,694)     (323,188)
                               ---------------------


Net increase                    11,283    $  131,343
                               =====================




MAINSTAY ICAP INTERNATIONAL FUND


 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       32,097  $     897,707
Shares redeemed                  (31,694)      (882,471)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                         403         15,236
Shares converted into
  Investor Class
  (See Note 1)                     4,277        119,915
Shares converted from
  Investor Class (See Note
  1)                             (11,779)      (331,465)
                              -------------------------
Net decrease                      (7,099) $    (196,314)
                              =========================
Year ended October 31, 2009:
Shares sold                       63,962  $   1,482,231
Shares issued to
  shareholders in
  reinvestment of dividends       12,865        290,041
Shares redeemed                  (89,581)    (1,951,794)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (12,754)      (179,522)
Shares converted into
  Investor Class
  (See Note 1)                    46,860        949,479
Shares converted from
  Investor Class (See Note
  1)                             (41,565)    (1,084,050)
                              -------------------------
Net increase                      (7,459) $    (314,093)
                              =========================


 CLASS A                          SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                    2,140,517  $  59,575,741

Shares redeemed                 (545,273)   (15,190,708)
                              -------------------------


Net increase in shares
  outstanding before
  conversion                   1,595,244     44,385,033

Shares converted from
  Investor Class (See Note
  1)                              11,773        331,465

Shares converted from Class
  A
  (See Note 1)                    (4,274)      (119,915)

Shares converted from Class
  A (a)                         (151,149)    (3,999,406)
                              -------------------------


Net increase                   1,451,594  $  40,597,177
                              =========================


Year ended October 31, 2009:

Shares sold                    3,545,712  $  87,678,985

Shares issued to
  shareholders in
  reinvestment of dividends       96,260      2,163,823

Shares redeemed               (1,817,434)   (39,822,743)
                              -------------------------


Net increase in shares
  outstanding before
  conversion                   1,824,538     50,020,065

Shares converted into Class
  A
  (See Note 1)                    41,561      1,084,050

Shares converted from Class
  A
  (See Note 1)                   (46,860)      (949,479)
                              -------------------------


Net increase                   1,819,239  $  50,154,636
                              =========================



 CLASS C                          SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       70,191  $   1,936,781

Shares redeemed                 (139,644)    (3,852,191)
                              -------------------------


Net decrease                     (69,453) $  (1,915,410)
                              =========================


Year ended October 31, 2009:

Shares sold                      121,781  $   2,836,278

Shares issued to
  shareholders in
  reinvestment of dividends       14,491        325,621

Shares redeemed                 (309,611)    (6,689,312)
                              -------------------------


Net decrease                    (173,339) $  (3,527,413)
                              =========================



 CLASS I                          SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                    3,759,107  $ 102,891,696

Shares issued to
  shareholders in
  reinvestment of dividends       22,538        643,471

Shares redeemed               (1,880,731)   (52,521,109)
                              -------------------------


Net increase in shares
  outstanding before
  conversion                   1,900,914     51,014,058

Shares converted into Class
  I (a)                          150,807      3,999,406
                              -------------------------


Net increase                   2,051,721  $  55,013,464
                              =========================


Year ended October 31, 2009:

Shares sold                    5,192,587  $ 116,761,035

Shares issued to
  shareholders in
  reinvestment of dividends      635,554     14,308,357

Shares redeemed               (5,367,884)  (119,365,191)
                              -------------------------


Net increase                     460,257  $  11,704,201
                              =========================




                                                   mainstayinvestments.com    81

 CLASS R1                         SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       19,360  $     533,631

Shares issued to
  shareholders in
  reinvestment of dividends           13            374

Shares redeemed                  (10,381)      (284,172)
                              -------------------------


Net increase                       8,992  $     249,833
                              =========================


Year ended October 31, 2009:

Shares sold                       20,763  $     454,180

Shares issued to
  shareholders in
  reinvestment of dividends          730         16,424

Shares redeemed                   (4,218)      (104,315)
                              -------------------------


Net increase                      17,275  $     366,289
                              =========================



 CLASS R2                         SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      407,399  $  11,510,331

Shares redeemed                 (208,035)    (5,817,147)
                              -------------------------


Net increase                     199,364  $   5,693,184
                              =========================


Year ended October 31, 2009:

Shares sold                      858,494  $  20,091,113

Shares issued to
  shareholders in
  reinvestment of dividends       20,240        459,923

Shares redeemed                 (288,471)    (6,704,961)
                              -------------------------


Net increase                     590,263  $  13,846,075
                              =========================



 CLASS R3                         SHARES         AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      113,773  $   3,142,847

Shares redeemed                  (56,815)    (1,578,809)
                              -------------------------


Net increase                      56,958  $   1,564,038
                              =========================


Year ended October 31, 2009:

Shares sold                      240,011  $   5,518,044

Shares issued to
  shareholders in
  reinvestment of dividends        2,097         47,968

Shares redeemed                  (49,861)    (1,155,112)
                              -------------------------


Net increase                     192,247  $   4,410,900
                              =========================


(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor
    Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same ICAP Fund for which you are eligible. However, the following limitations apply:


    - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

    - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the ICAP Funds to request a voluntary conversion between shares classes of the same ICAP Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 10--FUND ACQUISITIONS:

At a meeting held on June 23, 2009, the Board approved a plan of reorganization whereby the MainStay ICAP Select Equity Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Value Fund, a series of The MainStay Funds. Shareholders of the MainStay Value Fund approved this reorganization on November 5, 2009, which was completed on November 12, 2009. The aggregate net assets of the MainStay ICAP Select Equity Fund immediately before the acquisition were $1,835,281,477 and the combined net assets after the acquisition were $2,189,364,629.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES         VALUE
MainStay Value Fund
------------------------------------------------------
Investor Class                 9,297,917  $132,367,008
------------------------------------------------------
Class A                       10,189,206   144,765,185
------------------------------------------------------
Class B                        4,043,817    57,278,639
------------------------------------------------------
Class C                          382,552     5,420,299
------------------------------------------------------
Class I                          993,600    14,204,015
------------------------------------------------------
Class R1                              75         1,080
------------------------------------------------------
Class R2                           3,285        46,926
------------------------------------------------------



In exchange for the MainStay Value Fund shares and net assets, the MainStay ICAP Select Equity Fund issued 4,410,690 Investor Class Shares; 4,823,914 Class A shares; 1,913,939 Class B shares; 181,117 Class C shares; 472,783 Class I shares; 36 Class R1 shares and 1,563 Class R2 shares.

MainStay Value Fund's net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss:

                       TOTAL       CAPITAL    UNREALIZED  ACCUMULATED NET  UNDISTRIBUTED NET
                  NET ASSETS         STOCK  APPRECIATION    REALIZED LOSS    INVESTMENT LOSS
MainStay
  Value Fund    $354,083,152  $425,289,747   $43,388,960    $(114,594,547)           $(1,008)
--------------------------------------------------------------------------------------------



Assuming the acquisition had been completed on November 1, 2010, the beginning of the annual reporting period of the MainStay ICAP Select Equity Fund, MainStay ICAP


82    MainStay ICAP Funds

Select Equity Fund's pro forma results of operations for the period ended April 30, 2010, are as follows:

Net investment income                $  8,489,313
-------------------------------------------------
Net gain on investments              $338,303,820
-------------------------------------------------
Net increase in net assets
  resulting from operations          $346,793,133
-------------------------------------------------



Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Value Fund that have been included in the MainStay ICAP Select Equity Fund's Statement of Operations since October 31, 2009.

In December 2007, the Financial Accounting Standards Board issued Accounting Standards Codification (ASC) 805 (formerly FAS 141R Business Combinations), which requires the following disclosures by the acquirer, among other things, when a transaction or other event meets the definition of a business combination:

- The identification of the acquiree

- Recognizing and measuring identifiable assets acquired and liabilities assumed, at the acquisition date, generally at their fair values

- Disclosure, by the acquirer, of information that enables users of its financial statements to evaluate the nature and financial effect of a business combination that occurs during the current reporting period

ASC 805 requires prospective application to business combinations for which the acquisition date occurs in an annual reporting period beginning on or after December 15, 2008.

In accordance with ASC 805, for financial reporting purposes, assets received and shares issued by the MainStay ICAP Select Equity Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Value Fund was carried forward to align ongoing reporting of the MainStay ICAP Select Equity Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

ASC 805 requires disclosure in this semi-annual report, and in the Fund's annual report as of October 31, 2010, of the MainStay ICAP Select Equity Fund's pro-forma results of operations, including net investment income, net gain (loss) on investments and net increase (decrease) in net assets resulting from operations, assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the MainStay ICAP Select Equity Fund, through the end of the applicable reporting period.

ASC 805 also requires the MainStay ICAP Select Equity Fund to report, if practicable, the amounts of revenue and earnings of the acquiree since the acquisition date included in the combined entity's income statement for the reporting period. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Value Fund that will be included in the MainStay ICAP Select Equity Fund's Statement of Operations since November 12, 2009.

Also at the meeting held on June 23, 2009, the Board approved a plan of reorganization whereby the MainStay ICAP Select Equity Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Mid Cap Value Fund, a series of The MainStay Funds. Shareholders of the MainStay Mid Cap Value Fund approved this reorganization on November 16, 2009, which was completed on November 24, 2009. The aggregate net assets of the MainStay ICAP Select Equity Fund immediately before the acquisition were $2,229,459,923 and the combined net assets after the acquisition were $2,381,725,187.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES        VALUE
MainStay Mid Cap Value Fund
-----------------------------------------------------
Investor Class                 3,220,243  $35,331,544
-----------------------------------------------------
Class A                        4,870,845   53,479,447
-----------------------------------------------------
Class B                        4,924,594   51,439,350
-----------------------------------------------------
Class C                        1,108,485   11,576,242
-----------------------------------------------------
Class I                           25,005      278,552
-----------------------------------------------------
Class R1                           1,568       17,519
-----------------------------------------------------
Class R2                          12,937      142,610
-----------------------------------------------------



In exchange for the MainStay Mid Cap Value Fund shares and net assets, the MainStay ICAP Select Equity Fund issued 1,165,123 Investor Class Shares; 1,763,625 Class A shares; 1,701,453 Class B shares; 382,905 Class C shares; 9,175 Class I shares; 577 Class R1 shares and 4,702 Class R2 shares.

MainStay Mid Cap Value Fund's net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized depreciation, accumulated net realized loss and undistributed net investment income:

                       TOTAL       CAPITAL    UNREALIZED  ACCUMULATED NET  UNDISTRIBUTED NET
                  NET ASSETS         STOCK  DEPRECIATION    REALIZED LOSS         INVESTMENT
MainStay Mid
  Cap Value
  Fund          $152,265,264  $191,861,774     $(359,014)    $(39,237,794)              $298
--------------------------------------------------------------------------------------------



Assuming the acquisition had been completed on November 1, 2010, the beginning of the annual reporting period of the MainStay ICAP Select Equity Fund, MainStay


                                                   mainstayinvestments.com    83

ICAP Select Equity Fund's pro forma results of operations for the period ended April 30, 2010, are as follows:

Net investment income                $  8,698,262
-------------------------------------------------
Net gain on investments              $329,441,955
-------------------------------------------------
Net increase in net assets
  resulting from operations          $338,140,217
-------------------------------------------------



Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Mid Cap Value Fund that have been included in the MainStay ICAP Select Equity Fund's Statement of Operations since October 31, 2009.

In December 2007, the Financial Accounting Standards Board issued Accounting Standards Codification (ASC) 805 (formerly FAS 141R Business Combinations), which requires the following disclosures by the acquirer, among other things, when a transaction or other event meets the definition of a business combination:

- The identification of the acquiree

- Recognizing and measuring identifiable assets acquired and liabilities assumed, at the acquisition date, generally at their fair values

- Disclosure, by the acquirer, of information that enables users of its financial statements to evaluate the nature and financial effect of a business combination that occurs during the current reporting period

ASC 805 requires prospective application to business combinations for which the acquisition date occurs in an annual reporting period beginning on or after December 15, 2008.

In accordance with ASC 805, for financial reporting purposes, assets received and shares issued by the MainStay ICAP Select Equity Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Mid Cap Value Fund was carried forward to align ongoing reporting of the MainStay ICAP Select Equity Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

ASC 805 requires disclosure in this semi-annual report, and in the Fund's annual report as of October 31, 2010, of the MainStay ICAP Select Equity Fund's pro-forma results of operations, including net investment income, net gain (loss) on investments and net increase (decrease) in net assets resulting from operations, assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the MainStay ICAP Select Equity Fund, through the end of the applicable reporting period.

ASC 805 also requires the MainStay ICAP Select Equity Fund to report, if practicable, the amounts of revenue and earnings of the acquiree since the acquisition date included in the combined entity's income statement for the reporting period. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Mid Cap Value Fund that will be included in the MainStay ICAP Select Fund's Statement of Operations since November 24, 2009.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the ICAP Funds have adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the ICAP Funds' financial statements; however, there are additional disclosures in each of the ICAP Funds' Portfolio of Investments.

NOTE 12--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



84    MainStay ICAP Funds

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and
(ii) on the SEC's website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    85

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18324 MS121-10                                         MSIC10-06/10
                                                                              E1

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY INDEXED BOND FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President



                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY INDEXED BOND FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       29
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              34
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        40
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       40



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -1.24%    3.81%    4.30%    5.49%
Excluding sales charges     1.82     7.02     4.94     5.81




(With sales charges)


 (PERFORMANCE GRAPH)

                                   CITIGROUP BROAD    BARCLAYS CAPITAL
              MAINSTAY INDEXED    INVESTMENT GRADE     U.S. AGGREGATE
                  BOND FUND          BOND INDEX          BOND INDEX
              ----------------    ----------------    ----------------
4/30/00              9700               10000               10000
                    10792               11237               11239
                    11533               12119               12119
                    12704               13386               13388
                    12821               13637               13632
                    13403               14372               14348
                    13389               14484               14450
                    14253               15557               15514
                    15208               16703               16579
                    15939               17538               17215
4/30/10             17058               18844               18643



CLASS A SHARES(3)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -1.09%    3.94%    4.36%    5.51%
Excluding sales charges     1.97     7.15     5.00     5.84




(With sales charges)


(PERFORMANCE GRAPH)

                                          CITIGROUP BROAD    BARCLAYS CAPITAL
                     MAINSTAY INDEXED    INVESTMENT GRADE     U.S. AGGREGATE
                         BOND FUND          BOND INDEX          BOND INDEX
                     ----------------    ----------------    ----------------
4/30/00                    24250               25000               25000
                           26980               28094               28096
                           28833               30298               30299
                           31760               33464               33469
                           32051               34094               34079
                           33507               35930               35870
                           33472               36210               36125
                           35633               38893               38784
                           38030               41757               41447
                           39907               43845               43037
4/30/10                    42761               47110               46607



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   2.16%    7.66%    5.42%    6.17%




(With sales charges)


(PERFORMANCE GRAPH)

                                 CITIGROUP BROAD    BARCLAYS CAPITAL
            MAINSTAY INDEXED    INVESTMENT GRADE     U.S. AGGREGATE
                BOND FUND          BOND INDEX          BOND INDEX
            ----------------    ----------------    ----------------
4/30/00           10000               10000               10000
                  11150               11237               11239
                  11944               12119               12119
                  13187               13386               13388
                  13341               13637               13632
                  13977               14372               14348
                  14026               14484               14450
                  14978               15557               15514
                  16046               16703               16579
                  16902               17538               17215
4/30/10           18196               18844               18643







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance data for the classes varies based on differences in their fee and expense structures.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                                          SIX       ONE      FIVE     TEN
                                                             MONTHS     YEAR     YEARS    YEARS
Barclays Capital U.S. Aggregate Bond Index(4)                 2.54%     8.30%    5.38%    6.43%
Citigroup Broad Investment Grade Bond Index(5)                2.14      7.44     5.57     6.54
Average Lipper intermediate investment grade debt fund(6)     4.04     15.23     4.50     5.80





   differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.
4. The Barclays Capital U.S. Aggregate Bond Index consists of the following Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. As of February 27, 2009, the Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities market index for comparison purposes. The Fund selected the Barclays Capital U.S. Aggregate Bond Index because it believes that this index is more reflective of the Fund's investment style. An investment cannot be made directly in an index.
5. The Citigroup Broad Investment Grade Bond Index (BIG Index) is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6. The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Indexed Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INDEXED BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,018.20        $4.60          $1,020.20         $4.61
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,019.70        $4.11          $1,020.70         $4.11
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,021.60        $2.16          $1,022.70         $2.16
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.92% for Investor Class, 0.82% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              72.1
Corporate Bonds                                 18.2
Yankee Bonds                                     3.6
Mortgage-Backed Securities                       3.4
Short-Term Investments                           2.8
Foreign Government Bonds                         1.5
Asset-Backed Securities                          0.5
Other Assets, Less Liabilities                  (2.1)




 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN ISSUERS HELD AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENTS)

    1.  United States Treasury Notes, 0.75%-4.875%, due
        11/15/11-2/15/20
    2.  Federal Home Loan Mortgage Corporation (Mortgage Pass-
        Through Securities), 4.00%-8.00%, due 4/1/11-3/1/40
    3.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 4.00%-8.00%, due 8/1/10-12/1/39
    4.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 4.00%-8.50%, due 9/15/11-3/15/40
    5.  Federal National Mortgage Association, 1.75%-6.21%, due
        4/20/12-8/6/38
    6.  Federal Home Loan Mortgage Corporation, 1.125%-5.125%, due
        7/12/10-3/27/19
    7.  United States Treasury Bonds, 4.375%-6.75%, due
        8/15/26-11/15/39
    8.  JP Morgan Chase Commercial Mortgage Securities Corp.,
        4.879%-5.92%, due 1/12/38-2/12/49
    9.  Bank of America Corp., 2.10%-5.65%, due 4/30/12-5/1/18
   10.  Goldman Sachs Group, Inc. (The), 1.625%-6.25%, due
        7/15/11-1/18/18





8    MainStay Indexed Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DONALD F. SEREK AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY INDEXED BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Indexed Bond Fund returned 1.82% for Investor Class shares and 1.97% for Class A shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 2.16%. All share classes underperformed the 4.04% return of the average Lipper(2) intermediate investment grade debt fund for the six months ended April 30, 2010. All share classes also underperformed the 2.54% return of the Barclays Capital U.S. Aggregate Bond Index(3) for the reporting period. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS HAD A MAJOR IMPACT ON BOND MARKET PERFORMANCE DURING THE REPORTING PERIOD?

During the six months ended April 30, 2010, the economic recovery appeared to gain momentum and the financial markets continued to rebound. The equity markets hit a low point in March of 2009, and spreads(4) on non-Treasury bonds appeared to hit their widest levels at roughly the same time. Throughout the reporting period, the equity markets recovered and spreads tightened significantly. Assets also flowed out of money market funds in search of higher yields. A large portion of that money was reallocated to the fixed-income market, particularly to corporate bonds.

Because inflation remained relatively low, the Federal Reserve was able to sit on the sidelines and exercise patience in its monetary policy decisions. It allowed most of its emergency programs expire, with little discernable impact on the bond market. Federal Reserve forecasts include keeping short-term interest rates very low for an extended period of time.


The economy continued to show modest improvement during the reporting period, but the recovery was subpar relative to other recoveries. The most glaring weakness was the labor market, which has only recently begun to create jobs. Unemployment remained unacceptably high, and policy makers appeared to be waiting for meaningful improvements before significantly tightening monetary policy.

Uncertainty about U.S. financial reform legislation and its impact on financial institutions kept spreads on bank and finance paper wider than normal relative to spreads on utility and industrial bonds. Concerns surrounding Greek sovereign debt--and whether there would be a default or a bailout--created volatility in the U.S. Treasury market and the corporate bond market.

HOW DID SECURITIES IN DIFFERENT RATING CATEGORIES PERFORM DURING THE REPORTING PERIOD?

Broadly speaking, higher-risk bonds tended to outperform bonds with lower-risk. By rating category, the Fund's best-performing sector was BBB-rated bonds.(5) The worst-performing ratings category was AAA-rated bonds.

WHICH SECTORS WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

The best-performing sectors were corporate bonds and commercial mortgage-backed securities. During the reporting period, attractive valuations, high levels of liquidity and continued risk-taking led investors to allocate significant capital to corporate bonds, commercial mortgage-backed securities and other non-Treasury debt instruments. As a result, spreads--or the differences in yield between these securities and duration-equivalent(6) U.S. Treasurys--tightened dramatically.


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                    mainstayinvestments.com    9

During the reporting period, the worst-performing sectors were U.S. Treasurys and government agency securities. While these two sectors generated positive total returns, they underperformed other sectors primarily because investors manifested a thirst for higher yield, a willingness to take on more risk, and ongoing concerns about the ever-increasing supply of government debt.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Purchases and sales were limited to those needed to keep the Fund's exposures consistent with those of the Barclays Capital U.S. Aggregate Bond Index.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Indexed Bond Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2010 UNAUDITED


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 99.3%+
ASSET-BACKED SECURITIES 0.5%
-------------------------------------------------------

CREDIT CARDS 0.1%
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12         $   500,000  $    509,419
                                           ------------


FINANCE-OTHER 0.2%
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (a)        250,000       245,071
Mercedes-Benz Auto
  Receivables Trust Series
  2009-1, Class A3
  1.67%, due 1/15/14            1,000,000     1,009,181
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (a)          174,277       171,928
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  5.455%, due 6/25/33 (a)          96,707        85,481
                                           ------------
                                              1,511,661
                                           ------------

HOME EQUITY 0.2%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (a)         685,148       674,558
JP Morgan Mortgage
  Acquisition Corp.
  Series 2007-HE1, Class AF3
  6.174%, due 5/25/35 (a)         500,000       283,393
                                           ------------
                                                957,951
                                           ------------

TRANSPORTATION 0.0%++
Continental Airlines, Inc.
  Series 1992-2, Class A1
  7.256%, due 3/15/20              55,319        56,564
                                           ------------
Total Asset-Backed
  Securities
  (Cost $3,242,462)                           3,035,595
                                           ------------


CORPORATE BONDS 18.2%
-------------------------------------------------------

BANKS 2.2%
V  Bank of America Corp.
  2.10%, due 4/30/12 (b)        2,000,000     2,038,368
  4.75%, due 8/1/15               250,000       254,132
  4.90%, due 5/1/13               500,000       526,054
  5.25%, due 12/1/15              200,000       203,314
  5.375%, due 6/15/14             300,000       316,613
  5.42%, due 3/15/17            1,100,000     1,091,005
  5.625%, due 10/14/16            100,000       103,776

  5.65%, due 5/1/18               325,000       328,947
Bank One Corp.
  5.90%, due 11/15/11             250,000       265,941
BB&T Corp.
  3.375%, due 9/25/13             500,000       515,182
  6.50%, due 8/1/11               100,000       105,363
Branch Banking & Trust Co.
  4.875%, due 1/15/13             100,000       106,193
Capital One Bank USA N.A.
  8.80%, due 7/15/19              500,000       613,123
Capital One Financial Corp.
  5.25%, due 2/21/17              100,000       103,704
Fifth Third Bank
  4.75%, due 2/1/15               250,000       254,636
JPMorgan Chase Bank N.A.
  5.875%, due 6/13/16             150,000       161,653
  6.00%, due 10/1/17              785,000       842,445
KeyBank N.A.
  5.80%, due 7/1/14               375,000       397,806
Marshall & Ilsley Bank
  5.00%, due 1/17/17              150,000       140,310
Mellon Funding Corp.
  5.00%, due 12/1/14              250,000       271,772
Mercantile Bankshares Corp.
  Series B
  4.625%, due 4/15/13             100,000       104,467
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11              50,000        51,538
National City Bank of
  Pennsylvania
  6.25%, due 3/15/11              250,000       260,054
PNC Bank N.A.
  5.25%, due 1/15/17              175,000       181,235
PNC Funding Corp.
  5.125%, due 2/8/20              100,000       101,816
Sanwa Bank, Ltd.
  7.40%, due 6/15/11              100,000       106,547
State Street Bank & Trust
  Co.
  5.25%, due 10/15/18             100,000       104,788
SunTrust Banks, Inc.
  5.40%, due 4/1/20               100,000        96,600
  5.45%, due 12/1/17              100,000       100,853
Swiss Bank Corp.
  7.75%, due 9/1/26               100,000       114,341


+ Percentages indicated are based on Fund net assets.
V   Among the Fund's 10 largest issuers held, as of April 30, 2010, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
U.S. Bank N.A.
  4.80%, due 4/15/15          $   100,000  $    108,022
  6.375%, due 8/1/11              250,000       265,721
Wachovia Bank N.A.
  4.875%, due 2/1/15              575,000       603,071
  5.00%, due 8/15/15               50,000        52,157
  5.60%, due 3/15/16              200,000       217,716
  6.60%, due 1/15/38              300,000       320,980
Wachovia Corp.
  5.25%, due 8/1/14               100,000       106,089
  5.50%, due 8/1/35               125,000       112,648
Wells Fargo & Co.
  3.75%, due 10/1/14              250,000       254,960
Wells Fargo Bank N.A.
  5.75%, due 5/16/16              350,000       380,426
  5.95%, due 8/26/36              150,000       146,546
  6.45%, due 2/1/11               550,000       572,889
                                           ------------
                                             13,003,801
                                           ------------


CONSUMER 2.0%
Anheuser-Busch Cos., Inc.
  6.45%, due 9/1/37               250,000       275,046
Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12             500,000       514,237
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18              100,000       109,935
  6.45%, due 1/15/38              200,000       228,085
Avon Products, Inc.
  5.125%, due 1/15/11              50,000        51,568
Bottling Group LLC
  5.50%, due 4/1/16               100,000       111,725
Bunge Limited Finance Corp.
  5.35%, due 4/15/14              100,000       105,789
Campbell Soup Co.
  4.50%, due 2/15/19              250,000       258,975
  4.875%, due 10/1/13             100,000       109,736
Coca-Cola Enterprises, Inc.
  7.00%, due 10/1/26              100,000       121,192
  8.50%, due 2/1/22               252,000       331,428
Colgate-Palmolive Co.
  3.15%, due 8/5/15               100,000       101,921
ConAgra Foods, Inc.
  7.00%, due 10/1/28              100,000       112,848
  7.875%, due 9/15/10              67,000        68,697
Costco Wholesale Corp.
  5.50%, due 3/15/17              100,000       111,504
CVS Caremark Corp.
  4.875%, due 9/15/14              50,000        53,677
  6.25%, due 6/1/27               175,000       187,392
Dell, Inc.
  4.70%, due 4/15/13              175,000       189,458
Dr. Pepper Snapple Group,
  Inc.
  2.35%, due 12/21/12             200,000       202,133
  6.12%, due 5/1/13               100,000       111,305
General Mills, Inc.
  5.65%, due 9/10/12               65,000        71,034
  5.70%, due 2/15/17              100,000       111,383
H.J. Heinz Finance Co.
  6.625%, due 7/15/11             300,000       319,516
Hershey Co. (The)
  5.45%, due 9/1/16               100,000       108,708
Home Depot, Inc.
  5.40%, due 3/1/16               200,000       219,372
  5.875%, due 12/16/36            250,000       250,148
Kellogg Co.
  Series B
  7.45%, due 4/1/31               150,000       188,021
Kohl's Corp.
  6.30%, due 3/1/11               200,000       208,229
Kraft Foods, Inc.
  4.125%, due 2/9/16              500,000       512,748
  5.25%, due 10/1/13              100,000       108,350
  6.125%, due 2/1/18              250,000       276,158
  6.50%, due 8/11/17              225,000       254,931
Kroger Co. (The)
  5.50%, due 2/1/13               250,000       271,484
  6.40%, due 8/15/17              175,000       198,917
Lowe's Cos., Inc.
  6.65%, due 9/15/37              100,000       114,913
  6.875%, due 2/15/28             100,000       115,508
McDonalds Corp.
  5.80%, due 10/15/17             310,000       350,834
Mead Johnson Nutrition Co.
  3.50%, due 11/1/14 (c)          250,000       253,217
Newell Rubbermaid, Inc.
  6.75%, due 3/15/12               50,000        54,091
Pepsi Bottling Group, Inc.
  7.00%, due 3/1/29                60,000        72,779
PepsiCo., Inc.
  5.00%, due 6/1/18               500,000       535,734
  5.15%, due 5/15/12              250,000       269,416
Pfizer, Inc.
  6.20%, due 3/15/19              650,000       741,191
Philip Morris International,
  Inc.
  5.65%, due 5/16/18              325,000       355,447
Procter & Gamble Co. (The)
  4.70%, due 2/15/19              250,000       261,176
  4.85%, due 12/15/15              75,000        82,917
  5.55%, due 3/5/37               100,000       104,580


12    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER (CONTINUED)
Procter & Gamble Co. (The) (continued)
  5.80%, due 8/15/34          $    75,000  $     81,050

Safeway, Inc.
  5.00%, due 8/15/19              100,000       103,063
  5.80%, due 8/15/12              200,000       218,803
  6.35%, due 8/15/17              100,000       113,793
Sara Lee Corp.
  6.25%, due 9/15/11              150,000       159,191
Sysco Corp.
  5.375%, due 9/21/35             100,000       100,200
Target Corp.
  6.00%, due 1/15/18              250,000       286,165
  6.50%, due 10/15/37             150,000       169,511
Wal-Mart Stores, Inc.
  5.375%, due 4/5/17              350,000       387,509
  6.50%, due 8/15/37              350,000       400,200
Yum! Brands, Inc.
  6.25%, due 3/15/18              130,000       144,953
                                           ------------
                                             11,931,891
                                           ------------

ELECTRIC 1.6%
Alabama Power Co.
  5.55%, due 2/1/17                50,000        53,435
Alliant Energy Corp.
  4.00%, due 10/15/14             100,000       101,459
Appalachian Power Co.
  Series H
  5.95%, due 5/15/33              100,000       100,887
Arizona Public Service Co.
  6.375%, due 10/15/11            100,000       106,379
Baltimore Gas & Electric Co.
  6.125%, due 7/1/13              100,000       110,965
CenterPoint Energy Houston
  Electric LLC
  Series K2
  6.95%, due 3/15/33              100,000       112,682
Commonwealth Edison Co.
  6.15%, due 9/15/17              300,000       335,467
Consolidated Edison Co. of
  New York, Inc.
  6.20%, due 6/15/36              100,000       109,207
  6.30%, due 8/15/37              225,000       249,264
Constellation Energy Group,
  Inc.
  7.60%, due 4/1/32               100,000       118,273
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10              250,000       250,110
  Series B
  5.375%, due 4/15/13             100,000       108,678
Detroit Edison Co. (The)
  6.40%, due 10/1/13              275,000       311,345
Dominion Resources, Inc.
  5.15%, due 7/15/15              100,000       108,308
DTE Energy Co.
  7.05%, due 6/1/11               250,000       263,659
Duke Energy Carolinas LLC
  5.10%, due 4/15/18              200,000       211,204
  6.00%, due 1/15/38              200,000       216,244
Emerson Electric Co.
  4.25%, due 11/15/20             400,000       399,659
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                75,000        79,808
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11              11,000        11,668
  Series C
  7.375%, due 11/15/31            200,000       213,391
Florida Power & Light
  5.55%, due 11/1/17              100,000       109,667
  5.95%, due 10/1/33              100,000       106,576
Florida Power Corp.
  6.35%, due 9/15/37              150,000       168,399
Georgia Power Co.
  5.65%, due 3/1/37               100,000       102,380
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11              100,000       104,875
Indiana Michigan Power Co.
  7.00%, due 3/15/19               50,000        57,428
Jersey Central Power & Light
  Co.
  7.35%, due 2/1/19                35,000        41,413
Kansas City Power & Light
  Co.
  6.50%, due 11/15/11              50,000        53,426
MidAmerican Energy Holdings
  Co.
  5.875%, due 10/1/12             100,000       109,483
MidAmerican Funding LLC
  6.75%, due 3/1/11               100,000       104,906
Nevada Power Co.
  6.50%, due 4/15/12               50,000        54,242
  6.50%, due 8/1/18               150,000       167,592
NiSource Finance Corp.
  6.15%, due 3/1/13               175,000       191,209
Ohio Power Co.
  Series K
  6.00%, due 6/1/16                50,000        55,510
  Series G
  6.60%, due 2/15/33              150,000       163,463
Oncor Electric Delivery Co.
  6.375%, due 5/1/12              100,000       108,434
  7.00%, due 9/1/22               100,000       117,104


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
Pacific Gas & Electric Co.
  5.625%, due 11/30/17        $   500,000  $    547,098
PacifiCorp
  6.25%, due 10/15/37             150,000       165,176
Peco Energy Co.
  5.95%, due 10/1/36              100,000       105,089
Pepco Holdings, Inc.
  6.45%, due 8/15/12              100,000       108,858
  7.45%, due 8/15/32              100,000       113,931
PPL Energy Supply LLC
  5.40%, due 8/15/14              100,000       107,519
Progress Energy, Inc.
  5.625%, due 1/15/16             250,000       272,602
PSE&G Power LLC
  5.125%, due 4/15/20 (c)(d)       80,000        81,458
  8.625%, due 4/15/31              50,000        65,682
PSI Energy, Inc.
  5.00%, due 9/15/13              100,000       108,889
Public Service Electric &
  Gas Co.
  Series D
  5.25%, due 7/1/35                50,000        49,113
Puget Sound Energy, Inc.
  6.274%, due 3/15/37             100,000       107,418
San Diego Gas & Electric Co.
  5.35%, due 5/15/35               25,000        25,072
SCANA Corp.
  6.25%, due 2/1/12               100,000       107,176
South Carolina Electric &
  Gas Co.
  6.05%, due 1/15/38              100,000       107,333
  6.50%, due 11/1/18               90,000       103,536
Southern California Edison
  Co.
  5.00%, due 1/15/14              225,000       244,799
  6.00%, due 1/15/34              100,000       108,394
Southern Power Co.
  4.875%, due 7/15/15             100,000       107,502
  Series B
  6.25%, due 7/15/12              150,000       164,202
Union Electric Co.
  4.65%, due 10/1/13              100,000       107,012
  5.40%, due 2/1/16               100,000       105,634
Virginia Electric and Power
  Co.
  5.00%, due 6/30/19              120,000       126,192
  6.00%, due 1/15/36              100,000       106,411
  6.00%, due 5/15/37              125,000       133,207
Wisconsin Energy Corp.
  6.50%, due 4/1/11               175,000       183,854
Xcel Energy, Inc.
  6.50%, due 7/1/36               200,000       217,880
                                           ------------
                                              9,169,236
                                           ------------

ENERGY 1.1%
Amerada Hess Corp.
  7.30%, due 8/15/31              100,000       116,561
Anadarko Petroleum Corp.
  5.95%, due 9/15/16              325,000       360,771
  6.45%, due 9/15/36              150,000       155,820
Apache Corp.
  6.00%, due 1/15/37              150,000       162,410
Burlington Resources, Inc.
  7.375%, due 3/1/29              104,000       122,336
Chevron Corp.
  4.95%, due 3/3/19               250,000       268,274
ConocoPhillips
  5.75%, due 2/1/19               250,000       278,857
  5.90%, due 10/15/32             250,000       265,464
Devon Energy Corp.
  5.625%, due 1/15/14             100,000       110,256
  7.95%, due 4/15/32               50,000        64,358
Devon Financing Corp. LLC
  6.875%, due 9/30/11             400,000       430,441
Duke Capital LLC
  6.75%, due 2/15/32              125,000       133,326
Energy Transfer Partners,
  L.P.
  5.95%, due 2/1/15               130,000       142,658
  6.70%, due 7/1/18               100,000       111,902
Enterprise Products
  Operating, L.P.
  Series B
  6.875%, due 3/1/33              200,000       220,780
Halliburton Co.
  5.50%, due 10/15/10             100,000       102,323
  6.15%, due 9/15/19              250,000       284,079
Kinder Morgan Energy
  Partners, L.P.
  5.00%, due 12/15/13             150,000       162,040
  5.80%, due 3/15/35              250,000       243,247
  6.75%, due 3/15/11              200,000       209,302
Marathon Oil Corp.
  6.00%, due 10/1/17              100,000       109,387
  6.80%, due 3/15/32              100,000       111,891
ONEOK Partners, L.P.
  6.15%, due 10/1/16              200,000       222,396
ONEOK, Inc.
  7.125%, due 4/15/11             100,000       105,618
Pemex Project Funding Master
  Trust
  6.625%, due 6/15/35             250,000       247,443
Plains All American
  Pipeline, L.P./PAA Finance
  Corp.
  6.65%, due 1/15/37               65,000        68,962


14    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
ENERGY (CONTINUED)
Spectra Energy Capital LLC
  6.20%, due 4/15/18          $    50,000  $     54,858
Tennessee Gas Pipeline Co.
  7.50%, due 4/1/17               300,000       343,305
Valero Energy Corp.
  4.50%, due 2/1/15               175,000       179,574
  6.625%, due 6/15/37             100,000       100,556
  7.50%, due 4/15/32              100,000       107,915
Williams Cos., Inc.
  8.75%, due 3/15/32              185,000       235,017
Williams Partners, L.P.
  3.80%, due 2/15/15 (c)          300,000       301,669
XTO Energy, Inc.
  4.90%, due 2/1/14                75,000        82,136
  6.10%, due 4/1/36                60,000        66,899
  6.75%, due 8/1/37               100,000       120,109
                                           ------------
                                              6,402,940
                                           ------------

FINANCE-OTHER 3.6%
AIG SunAmerica Global
  Financing VI
  6.30%, due 5/10/11 (c)          250,000       256,718
American Express Co.
  5.50%, due 9/12/16               75,000        79,953
  6.15%, due 8/28/17              525,000       575,615
American Express Credit
  Corp.
  7.30%, due 8/20/13              600,000       683,837
American General Finance
  Corp.
  Series I
  5.40%, due 12/1/15              350,000       290,277
AvalonBay Communities, Inc.
  4.95%, due 3/15/13              100,000       105,636
Bear Stearns Cos., Inc.
  (The)
  5.30%, due 10/30/15             100,000       107,672
  5.50%, due 8/15/11              100,000       105,296
  5.70%, due 11/15/14             250,000       274,319
  7.25%, due 2/1/18               400,000       461,447
Boston Properties, Inc.
  6.25%, due 1/15/13              100,000       108,798
Camden Property Trust
  5.00%, due 6/15/15              100,000       100,548
Capital One Bank
  5.125%, due 2/15/14             100,000       106,559
Caterpillar Financial
  Services Corp.
  6.20%, due 9/30/13              250,000       282,393
Citigroup, Inc.
  4.70%, due 5/29/15              300,000       300,754
  4.875%, due 5/7/15              350,000       349,188
  5.50%, due 10/15/14           1,000,000     1,038,829
  5.875%, due 2/22/33             600,000       532,235
  6.125%, due 11/21/17          1,000,000     1,039,054
  6.375%, due 8/12/14             300,000       323,642

Colonial Realty, L.P.
  4.80%, due 4/1/11                14,000        13,808
Countrywide Financial Corp.
  6.25%, due 5/15/16              200,000       207,867
Credit Suisse First Boston
  USA, Inc.
  4.875%, due 1/15/15             575,000       615,475
  5.125%, due 1/15/14             100,000       107,684
  6.50%, due 1/15/12              250,000       271,315
Developers Diversified
  Realty Corp.
  5.00%, due 5/3/10                50,000        50,000
ERP Operating, L.P.
  5.125%, due 3/15/16              50,000        52,042
  5.375%, due 8/1/16               50,000        52,735
V  Goldman Sachs Group, Inc.
  (The)
  1.625%, due 7/15/11 (b)       2,000,000     2,019,214
  5.15%, due 1/15/14              625,000       650,096
  5.35%, due 1/15/16              350,000       356,680
  5.95%, due 1/18/18            1,000,000     1,025,759
  6.25%, due 9/1/17               350,000       366,329
Hospitality Properties Trust
  5.125%, due 2/15/15              50,000        49,781
John Deere Capital Corp.
  7.00%, due 3/15/12              250,000       276,871
JPMorgan Chase & Co.
  2.20%, due 6/15/12 (b)        1,000,000     1,021,548
  4.875%, due 3/15/14             250,000       264,866
  5.15%, due 10/1/15              500,000       534,199
  5.75%, due 1/2/13               200,000       216,744
Kimco Realty Corp.
  5.783%, due 3/15/16              50,000        53,149
Liberty Property, L.P.
  5.125%, due 3/2/15              100,000       100,788
  8.50%, due 8/1/10               100,000       101,182
Merrill Lynch & Co., Inc.
  Series C
  5.00%, due 1/15/15              150,000       154,488
  Series B
  5.30%, due 9/30/15              250,000       260,471
  5.70%, due 5/2/17               100,000       100,378
  5.77%, due 7/25/11              200,000       210,210
  6.40%, due 8/28/17              400,000       419,898


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
FINANCE-OTHER (CONTINUED)
Morgan Stanley
  Series E
  5.45%, due 1/9/17           $   425,000  $    431,058
  5.625%, due 1/9/12              350,000       369,098
  6.00%, due 5/13/14              750,000       806,790
  6.00%, due 4/28/15              850,000       908,305
  6.25%, due 8/28/17              400,000       414,360
National Rural Utilities
  Cooperative Finance Corp.
  5.45%, due 2/1/18               150,000       161,642
  8.00%, due 3/1/32                75,000        92,801
Pricoa Global Funding I
  4.625%, due 6/25/12 (c)         100,000       105,117
ProLogis
  5.625%, due 11/15/15            100,000        99,995
  6.625%, due 5/15/18              50,000        49,540
Regency Centers, L.P.
  5.25%, due 8/1/15               100,000       101,835
Simon Property Group, L.P.
  5.25%, due 12/1/16              200,000       207,329
SLM Corp.
  5.625%, due 8/1/33              250,000       189,375
Toyota Motor Credit Corp.
  5.45%, due 5/18/11              150,000       156,490
U.S. Bancorp
  1.80%, due 5/15/12 (b)          700,000       709,406
Unilever Capital Corp.
  5.90%, due 11/15/32             100,000       108,124
                                           ------------
                                             21,587,612
                                           ------------

GAS 0.1%
AGL Capital Corp.
  4.45%, due 4/15/13              100,000       104,861
Occidental Petroleum Corp.
  4.125%, due 6/1/16              250,000       263,522
Sempra Energy
  6.00%, due 2/1/13               100,000       108,268
  6.50%, due 6/1/16                75,000        85,272
                                           ------------
                                                561,923
                                           ------------

INDEPENDENT 1.0%
American General Finance
  Corp.
  Series H
  4.00%, due 3/15/11              250,000       245,465
Ameriprise Financial, Inc.
  5.35%, due 11/15/10               3,000         3,068
CitiFinancial Credit Co.
  8.70%, due 6/15/10              227,000       228,898
General Electric Capital
  Corp.
  5.00%, due 1/8/16               375,000       397,067
  5.40%, due 2/15/17              200,000       212,158
  5.875%, due 1/14/38             525,000       518,932
  6.00%, due 6/15/12            1,125,000     1,222,159
  Series A
  6.75%, due 3/15/32              650,000       708,872
HSBC Bank USA N.A.
  4.625%, due 4/1/14              925,000       972,425
HSBC Finance Corp.
  5.50%, due 1/19/16              850,000       911,132
  6.375%, due 10/15/11            300,000       318,141
Toll Brothers Finance Corp.
  5.15%, due 5/15/15               50,000        50,248
                                           ------------
                                              5,788,565
                                           ------------

INSURANCE 0.9%
Ace INA Holdings, Inc.
  5.70%, due 2/15/17               60,000        64,936
  5.875%, due 6/15/14             105,000       116,729
Aegon Funding Corp.
  5.75%, due 12/15/20             100,000        99,843
Allstate Corp. (The)
  5.00%, due 8/15/14              425,000       459,741
American International
  Group, Inc.
  4.70%, due 10/1/10              100,000       100,585
  5.85%, due 1/16/18              300,000       279,256
  6.25%, due 5/1/36               200,000       173,825
Aon Corp.
  7.375%, due 12/14/12            100,000       111,975
Assurant, Inc.
  5.625%, due 2/15/14             100,000       105,573
Berkshire Hathaway Finance
  Corp.
  4.85%, due 1/15/15              400,000       435,934
  5.00%, due 8/15/13              500,000       546,359
Chubb Corp.
  5.20%, due 4/1/13               100,000       106,935
  5.75%, due 5/15/18              100,000       109,373
CIGNA Corp.
  7.00%, due 1/15/11              125,000       129,486
Genworth Financial, Inc.
  Class A
  4.95%, due 10/1/15               75,000        74,258
  5.75%, due 6/15/14               50,000        51,333
Hartford Financial Services
  Group,
  Inc. (The)
  7.90%, due 6/15/10              100,000       100,828
Hartford Life Global Funding
  Trusts
  5.20%, due 2/15/11              155,000       159,856
Lincoln National Corp.
  4.75%, due 2/15/14              150,000       154,490


16    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
INSURANCE (CONTINUED)
Marsh & McLennan Cos., Inc.
  5.375%, due 7/15/14         $   100,000  $    105,294
MetLife Global Funding I
  5.125%, due 6/10/14 (c)         220,000       237,989
MetLife, Inc.
  5.00%, due 11/24/13              50,000        53,582
  5.00%, due 6/15/15              225,000       238,659
  5.70%, due 6/15/35              100,000        99,021
  6.125%, due 12/1/11             100,000       106,845
Nationwide Financial
  Services, Inc.
  5.10%, due 10/1/15               25,000        25,257
Principal Financial Group,
  Inc.
  6.05%, due 10/15/36             100,000        97,677
Principal Life Income
  Fundings Trust 5.20%, due
  11/15/10                         50,000        51,182
Progressive Corp. (The)
  6.25%, due 12/1/32               50,000        52,372
  6.375%, due 1/15/12             200,000       215,733
Protective Life Corp.
  4.875%, due 11/1/14             100,000       100,414
Prudential Financial, Inc.
  Series B
  5.10%, due 9/20/14              250,000       267,515
  5.70%, due 12/14/36             100,000        97,718
St. Paul Travelers Cos.,
  Inc. (The)
  5.50%, due 12/1/15              100,000       109,828
  6.75%, due 6/20/36               75,000        84,834
Travelers Cos., Inc. (The)
  5.375%, due 6/15/12             100,000       107,917
Travelers Property Casualty
  Corp.
  5.00%, due 3/15/13              100,000       107,649
                                           ------------
                                              5,540,801
                                           ------------

MANUFACTURING 2.3%
3M Co.
  5.70%, due 3/15/37              150,000       160,355
Air Products & Chemicals,
  Inc.
  4.15%, due 2/1/13               100,000       105,164
Alcoa, Inc.
  5.72%, due 2/23/19              187,000       184,570
  5.95%, due 2/1/37               100,000        87,587
Black & Decker Corp.
  4.75%, due 11/1/14               50,000        52,959
Boeing Co. (The)
  4.875%, due 2/15/20             180,000       188,033
  6.125%, due 2/15/33             250,000       272,184
Caterpillar, Inc.
  6.05%, due 8/15/36              313,000       338,579
Cooper Industries, Inc.
  5.25%, due 11/15/12              50,000        54,286
CRH America, Inc.
  5.30%, due 10/15/13             100,000       107,306
  6.00%, due 9/30/16              100,000       109,445
DaimlerChrysler N.A. Holding
  Corp.
  4.875%, due 6/15/10             100,000       100,418
  7.75%, due 1/18/11              150,000       156,992
  8.50%, due 1/18/31              300,000       379,804
Danaher Corp.
  5.625%, due 1/15/18             100,000       110,224
Deere & Co.
  4.375%, due 10/16/19            100,000       102,449
  7.125%, due 3/3/31              125,000       151,045
Dover Corp.
  5.45%, due 3/15/18              100,000       107,281
Dow Chemical Co. (The)
  6.00%, due 10/1/12              850,000       926,769
E.I. du Pont de Nemours &
  Co.
  4.625%, due 1/15/20             200,000       205,723
  4.75%, due 11/15/12             280,000       301,274
Eastman Chemical Co.
  7.25%, due 1/15/24              100,000       116,566
Electronic Data Systems
  Corp.
  Series B
  6.00%, due 8/1/13               100,000       112,187
General Dynamics Corp.
  4.25%, due 5/15/13              350,000       374,702
General Electric Co.
  5.25%, due 12/6/17              500,000       531,800
Goodrich Corp.
  7.00%, due 4/15/38               50,000        54,571
Hewlett-Packard Co.
  5.25%, due 3/1/12               350,000       375,433
Honeywell International,
  Inc.
  5.30%, due 3/1/18               250,000       270,301
  5.70%, due 3/15/37              100,000       103,786
  6.125%, due 11/1/11             100,000       107,814
International Business
  Machines Corp.
  5.70%, due 9/14/17              700,000       788,390
  5.875%, due 11/29/32            100,000       107,375
  6.50%, due 1/15/28              100,000       114,157
  7.50%, due 6/15/13              100,000       116,578
  8.375%, due 11/1/19             100,000       131,660
International Paper Co.
  5.25%, due 4/1/16               100,000       104,596
  5.30%, due 4/1/15               250,000       265,595
ITT Corp.
  4.90%, due 5/1/14               250,000       268,315


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
MANUFACTURING (CONTINUED)
Johnson Controls, Inc.
  5.50%, due 1/15/16          $    50,000  $     54,496
  6.00%, due 1/15/36               50,000        50,454
Lockheed Martin Corp.
  4.25%, due 11/15/19             500,000       497,778
  7.65%, due 5/1/16               250,000       304,988
Lubrizol Corp.
  5.50%, due 10/1/14              100,000       108,992
MDC Holdings, Inc.
  5.375%, due 7/1/15               50,000        50,818
Microsoft Corp.
  4.20%, due 6/1/19               250,000       259,358
Monsanto Co.
  7.375%, due 8/15/12             100,000       112,782
Newmont Mining Corp.
  5.125%, due 10/1/19             150,000       154,631
  8.625%, due 5/15/11              50,000        53,441
Northrop Grumman Corp.
  5.05%, due 8/1/19               100,000       104,455
  7.125%, due 2/15/11             100,000       104,744
  7.75%, due 3/1/16               250,000       305,246
  7.875%, due 3/1/26              100,000       125,328
Nucor Corp.
  5.00%, due 12/1/12              245,000       266,723
Pitney Bowes, Inc.
  3.875%, due 6/15/13             150,000       158,076
  5.75%, due 9/15/17              100,000       108,975
PPG Industries, Inc.
  5.75%, due 3/15/13              100,000       109,221
Praxair, Inc.
  3.95%, due 6/1/13               200,000       210,781
Raytheon Co.
  6.40%, due 12/15/18             200,000       230,458
Rohm & Haas Co.
  7.85%, due 7/15/29              100,000       112,655
United Technologies Corp.
  4.50%, due 4/15/20              250,000       256,823
  4.875%, due 5/1/15              200,000       219,288
  6.125%, due 2/1/19              250,000       286,604
VF Corp.
  6.45%, due 11/1/37               50,000        53,647
Vulcan Materials Co.
  5.60%, due 11/30/12              75,000        81,020
  6.30%, due 6/15/13              150,000       165,417
Weyerhaeuser Co.
  6.75%, due 3/15/12              200,000       215,297
  7.375%, due 3/15/32             100,000       100,704
Xerox Corp.
  6.35%, due 5/15/18              100,000       109,798
  6.40%, due 3/15/16              160,000       177,313
                                           ------------
                                             13,296,584
                                           ------------

SERVICE 2.3%
Abbott Laboratories
  5.875%, due 5/15/16             200,000       228,495
  6.15%, due 11/30/37             100,000       111,616
Aetna, Inc.
  6.00%, due 6/15/16              175,000       194,266
  7.875%, due 3/1/11              100,000       105,509
Allergan, Inc.
  5.75%, due 4/1/16                50,000        56,700
Amgen, Inc.
  4.85%, due 11/18/14             100,000       109,254
  5.85%, due 6/1/17               150,000       168,958
  6.40%, due 2/1/39               100,000       110,892
Baxter International, Inc.
  4.625%, due 3/15/15              50,000        54,380
  5.90%, due 9/1/16               100,000       114,401
Bristol-Myers Squibb Co.
  5.45%, due 5/1/18               100,000       109,760
  5.875%, due 11/15/36            150,000       158,449
  7.15%, due 6/15/23               50,000        59,816
CareFusion Corp.
  5.125%, due 8/1/14              100,000       106,996
Cintas Corp.
  6.00%, due 6/1/12               100,000       109,260
Clorox Co. (The)
  5.00%, due 1/15/15               50,000        54,255
Comcast Corp.
  4.95%, due 6/15/16              100,000       105,428
  5.65%, due 6/15/35              200,000       190,242
  5.875%, due 2/15/18             275,000       296,550
  6.45%, due 3/15/37              250,000       261,839
Cox Communications, Inc.
  5.45%, due 12/15/14             100,000       109,392
  7.125%, due 10/1/12             200,000       224,415
DIRECTV Holdings LLC
  5.20%, due 3/15/20 (c)          150,000       151,246
Eli Lilly & Co.
  4.50%, due 3/15/18              100,000       102,706
  7.125%, due 6/1/25              100,000       117,968
FedEx Corp.
  8.00%, due 1/15/19               50,000        62,431
Fortune Brands, Inc.
  5.375%, due 1/15/16             100,000       105,312
  5.875%, due 1/15/36              25,000        23,117
Genentech, Inc.
  4.75%, due 7/15/15              100,000       107,632


18    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
SERVICE (CONTINUED)
GlaxoSmithKline Capital,
  Inc.
  4.375%, due 4/15/14         $   200,000  $    214,512
  6.375%, due 5/15/38             250,000       283,025
Historic TW, Inc.
  6.625%, due 5/15/29             250,000       268,497
Johnson & Johnson
  5.15%, due 7/15/18              250,000       273,376
  6.95%, due 9/1/29               100,000       122,556
Kimberly-Clark Corp.
  6.375%, due 1/1/28              100,000       110,636
  6.625%, due 8/1/37              100,000       118,813
L-3 Communications Corp.
  5.20%, due 10/15/19 (c)         100,000       102,693
Marriott International, Inc.
  5.625%, due 2/15/13              50,000        53,318
McKesson Corp.
  5.70%, due 3/1/17                50,000        54,465
Medtronic, Inc.
  4.45%, due 3/15/20              100,000       101,593
  Series B
  4.75%, due 9/15/15               50,000        54,419
Merck & Co., Inc.
  4.75%, due 3/1/15               100,000       108,814
  5.00%, due 6/30/19              250,000       267,639
NBC Universal, Inc.
  5.15%, due 4/30/20 (c)          500,000       505,835
News America, Inc.
  5.30%, due 12/15/14             300,000       329,709
  6.40%, due 12/15/35             175,000       183,997
  7.25%, due 5/18/18              100,000       117,307
Oracle Corp.
  5.00%, due 7/8/19               250,000       266,456
  5.25%, due 1/15/16              250,000       277,828
Quest Diagnostics, Inc.
  4.75%, due 1/30/20              100,000        99,674
R.R. Donnelley & Sons Co.
  5.50%, due 5/15/15              100,000       101,990
Republic Services, Inc.
  5.00%, due 3/1/20 (c)           300,000       301,343
  6.75%, due 8/15/11               50,000        53,126
Schering-Plough Corp.
  6.00%, due 9/15/17              250,000       285,687
  6.50%, due 12/1/33              100,000       115,608
Science Applications
  International Corp.
  6.25%, due 7/1/12               100,000       109,427
St. Jude Medical, Inc.
  3.75%, due 7/15/14              150,000       155,357
Teva Pharmaceutical Finance
  LLC
  6.15%, due 2/1/36                50,000        53,942
Time Warner Cable, Inc.
  6.20%, due 7/1/13               500,000       557,245
  6.55%, due 5/1/37               275,000       289,433
  6.75%, due 7/1/18               250,000       283,444
Time Warner Cos., Inc.
  6.95%, due 1/15/28              200,000       221,469
Time Warner, Inc.
  7.625%, due 4/15/31             375,000       435,764
UnitedHealth Group, Inc.
  5.375%, due 3/15/16             100,000       106,476
  6.00%, due 6/15/17              330,000       354,534
Valspar Corp.
  5.625%, due 5/1/12              250,000       266,867
Viacom, Inc.
  5.625%, due 8/15/12             350,000       376,161
  6.875%, due 4/30/36             250,000       273,396
Walt Disney Co. (The)
  6.375%, due 3/1/12              250,000       273,568
Waste Management, Inc.
  5.00%, due 3/15/14               50,000        53,602
  7.125%, due 12/15/17            100,000       116,192
  7.75%, due 5/15/32               75,000        90,820
WellPoint, Inc.
  5.95%, due 12/15/34             250,000       250,624
  6.80%, due 8/1/12               100,000       110,674
Western Union Co. (The)
  5.93%, due 10/1/16              130,000       144,694
Wyeth
  5.50%, due 3/15/13              100,000       109,962
  6.00%, due 2/15/36              200,000       215,699
  6.45%, due 2/1/24               100,000       116,230
Wyndham Worldwide Corp.
  6.00%, due 12/1/16               50,000        49,791
                                           ------------
                                             13,499,572
                                           ------------

TELECOMMUNICATION 0.8%
AT&T, Inc.
  6.30%, due 1/15/38              300,000       311,676
  6.80%, due 5/15/36              265,000       289,809
BellSouth Corp.
  6.00%, due 11/15/34             100,000        99,629
  6.875%, due 10/15/31            250,000       272,078
CenturyTel, Inc.
  Series H
  8.375%, due 10/15/10            100,000       103,328
Cingular Wireless LLC
  6.50%, due 12/15/11             100,000       108,301
Cisco Systems, Inc.
  4.45%, due 1/15/20              250,000       253,131
  5.50%, due 2/22/16              425,000       479,341


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATION (CONTINUED)
Embarq Corp.
  7.995%, due 6/1/36          $   200,000  $    214,154
Harris Corp.
  5.00%, due 10/1/15               50,000        52,327
Motorola, Inc.
  7.50%, due 5/15/25              100,000       110,741
New Cingular Wireless
  Services, Inc.
  8.125%, due 5/1/12              100,000       112,982
  8.75%, due 3/1/31               100,000       131,871
SBC Communications, Inc.
  5.10%, due 9/15/14              700,000       764,407
  6.15%, due 9/15/34              250,000       253,174
Verizon Communications, Inc.
  5.85%, due 9/15/35              300,000       298,835
  6.10%, due 4/15/18              170,000       188,102
  6.35%, due 4/1/19               250,000       280,864
  6.40%, due 2/15/38              175,000       187,387
Verizon Global Funding Corp.
  7.75%, due 12/1/30              350,000       423,738
                                           ------------
                                              4,935,875
                                           ------------

TRANSPORTATION 0.3%
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37               175,000       187,296
  6.20%, due 8/15/36               50,000        53,308
  7.125%, due 12/15/10            100,000       103,966
CSX Corp.
  5.60%, due 5/1/17               100,000       107,452
CSX Transportation, Inc.
  7.875%, due 5/15/43             100,000       120,501
Norfolk Southern Corp.
  7.05%, due 5/1/37               100,000       119,759
  7.25%, due 2/15/31              100,000       119,436
Southwest Airlines Co.
  5.25%, due 10/1/14               75,000        78,318
TTX Co.
  5.00%, due 4/1/12 (c)           100,000       104,893
Union Pacific Corp.
  5.375%, due 5/1/14              250,000       270,698
  5.65%, due 5/1/17               100,000       108,189
  6.125%, due 1/15/12             100,000       107,954
  6.65%, due 1/15/11              100,000       103,846
  7.00%, due 2/1/16                50,000        57,916
United Parcel Service, Inc.
  5.50%, due 1/15/18              100,000       110,798
  6.20%, due 1/15/38              200,000       225,020
                                           ------------
                                              1,979,350
                                           ------------

WATER 0.0%++
American Water Capital Corp.
  6.085%, due 10/15/17            100,000       109,104
                                           ------------
Total Corporate Bonds
  (Cost $102,659,396)                       107,807,254
                                           ------------


FOREIGN GOVERNMENT BONDS 1.5%
-------------------------------------------------------

FOREIGN GOVERNMENTS 1.5%
Federal Republic of Brazil
  6.00%, due 1/17/17            2,200,000     2,409,000
Malaysian Government
  7.50%, due 7/15/11              100,000       107,226
Province of Manitoba Canada
  2.125%, due 4/22/13             250,000       253,217
Province of Ontario
  2.625%, due 1/20/12             250,000       256,875
  2.95%, due 2/5/15               250,000       251,861
  4.00%, due 10/7/19              225,000       222,713
  4.10%, due 6/16/14              250,000       265,148
  4.375%, due 2/15/13              50,000        53,347
  4.95%, due 11/28/16             300,000       328,603
Province of Quebec
  5.125%, due 11/14/16            285,000       315,642
  Series NJ
  7.50%, due 7/15/23              302,000       385,762
Republic of Chile
  5.50%, due 1/15/13              100,000       109,000
Republic of Italy
  6.875%, due 9/27/23             750,000       867,624
Republic of Korea
  5.75%, due 4/16/14              500,000       548,647
Republic of Poland
  5.25%, due 1/15/14              100,000       107,497
Republic of South Africa
  7.375%, due 4/25/12             100,000       109,000
United Mexican States
  5.625%, due 1/15/17             400,000       429,000
  Series MTNA
  5.875%, due 1/15/14           1,500,000     1,676,250
  Series MTNA
  7.50%, due 1/14/12              250,000       275,250
                                           ------------
Total Foreign Government
  Bonds
  (Cost $8,501,666)                           8,971,662
                                           ------------




20    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE

MORTGAGE-BACKED SECURITIES 3.4%
-------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 3.4%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-4, Class A3
  4.891%, due 7/10/45         $ 2,714,000  $  2,839,772
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW15, Class
  AAB
  5.315%, due 2/11/44           1,350,000     1,406,119
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41             500,000       525,069
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C5, Class A3
  5.311%, due 12/15/39          2,000,000     1,975,397
Greenwich Capital Commercial
  Funding Corp.
  Series 2005-GG5, Class A5
  5.224%, due 4/10/37           1,000,000     1,015,867
  Series 2006-GG7, Class A4
  6.085%, due 7/10/38 (e)       1,000,000     1,039,871
V  JP Morgan Chase
  Commercial Mortgage
  Securities Corp.
  Series 2003-CB7, Class A4
  4.879%, due 1/12/38           1,000,000     1,050,864
  Series 2004-CB9, Class A2
  5.108%, due 6/12/41           1,802,875     1,852,163
  Series 2007-CB18, Class A4
  5.44%, due 6/12/47            1,245,000     1,230,794
  Series 2007-CB19, Class
  ASB
  5.92%, due 2/12/49 (e)        1,090,000     1,143,922
Morgan Stanley Capital I
  Series 2005-IQ10, Class
  AAB
  5.178%, due 9/15/42           2,170,000     2,279,332
  Series 2007-IQ14, Class
  AAB
  5.654%, due 4/15/49             500,000       523,011
  Series 2006-IQ11, Class A4
  5.941%, due 10/15/42 (e)      1,400,000     1,476,372
Wachovia Bank Commercial
  Mortgage Trust Series
  2004-C12, Class A4
  5.414%, due 7/15/41 (e)       1,765,000     1,850,891
                                           ------------
Total Mortgage-Backed
  Securities
  (Cost $14,865,968)                         20,209,444
                                           ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 72.1%
-------------------------------------------------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION 3.7%
  1.125%, due 12/15/11          5,075,000     5,089,129
  2.125%, due 9/21/12           5,500,000     5,590,585
  3.75%, due 3/27/19            2,300,000     2,273,509
  4.125%, due 7/12/10           1,085,000     1,093,111
  4.50%, due 1/15/15            2,000,000     2,171,066
  4.75%, due 1/19/16            2,000,000     2,180,726
  5.00%, due 7/15/14            1,000,000     1,107,265
  5.125%, due 10/18/16          2,430,000     2,686,163
                                           ------------
                                             22,191,554
                                           ------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 18.7%
  4.00%, due 8/1/20               380,106       394,772
  4.00%, due 1/1/25             4,477,141     4,560,339
  4.00%, due 3/1/25               996,089     1,014,599
  4.00%, due 4/1/25             1,500,000     1,527,891
  4.00%, due 5/1/39             3,392,674     3,318,635
  4.00%, due 7/1/39             2,942,481     2,878,267
  4.00%, due 12/1/39              992,512       970,852
  4.50%, due 4/1/20             3,085,847     3,252,642
  4.50%, due 4/1/20 TBA (f)     3,000,000     3,118,125
  4.50%, due 6/1/23               319,885       333,377
  4.50%, due 12/1/23              923,941       962,910
  4.50%, due 7/1/24               127,528       132,747
  4.50%, due 8/1/33               281,120       287,317
  4.50%, due 6/1/34               445,264       453,409
  4.50%, due 6/1/35               640,294       651,206
  4.50%, due 8/1/35               647,987       659,029
  4.50%, due 3/1/36               288,646       293,565
  4.50%, due 4/1/39             1,847,892     1,865,524
  4.50%, due 6/1/39            11,273,064    11,380,628
  4.50%, due 7/1/39               729,329       736,288
  4.50%, due 9/1/39             2,401,701     2,424,617
  4.50%, due 10/1/39            2,933,193     2,961,181
  4.50%, due 1/1/40             1,989,800     2,008,786
  4.50%, due 2/1/40             2,995,565     3,024,148
  5.00%, due 1/1/25             4,174,572     4,420,300
  5.00%, due 8/1/35             5,786,908     6,021,820
  5.00%, due 10/1/36              147,246       153,039
  5.00%, due 6/1/37             6,001,627     6,232,127
  5.00%, due 11/1/37              308,565       320,416
  5.00%, due 5/1/38               462,225       479,977
  5.00%, due 9/1/38             1,212,795     1,258,615
  5.00%, due 3/1/39               447,146       463,900
  5.00%, due 10/1/39            3,852,393     3,996,738
  5.00%, due 3/1/40             1,997,705     2,072,557
  5.005%, due 3/1/39 (e)          472,508       496,533
  5.019%, due 4/1/39 (e)          747,793       788,013
  5.50%, due 2/1/18               304,033       327,150
  5.50%, due 1/1/22               713,226       765,673
  5.50%, due 3/1/23               157,966       169,203
  5.50%, due 6/1/23               353,498       378,644
  5.50%, due 9/1/35               667,572       707,633


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 9/1/36           $    27,996  $     29,633
  5.50%, due 4/1/37             7,830,534     8,281,655
  5.50%, due 6/1/37             1,246,336     1,318,138
  5.50%, due 7/1/37               362,894       383,800
  5.50%, due 8/1/37             1,616,088     1,709,190
  5.50%, due 11/1/37            1,157,941     1,224,651
  5.50%, due 1/1/38             1,304,599     1,380,241
  5.50%, due 6/1/38             3,089,840     3,267,847
  5.50%, due 8/1/38               840,567       888,993
  5.50%, due 10/1/38              824,312       871,801
  5.50%, due 12/1/38            1,560,215     1,650,100
  5.50%, due 1/1/39               829,735       877,537
  5.817%, due 10/1/37 (e)       1,699,034     1,800,105
  6.00%, due 8/1/17               231,857       249,957
  6.00%, due 6/1/21               130,436       140,781
  6.00%, due 9/1/21               202,358       218,408
  6.00%, due 11/1/22              199,451       215,145
  6.00%, due 4/1/36               676,023       725,387
  6.00%, due 8/1/36               354,342       380,217
  6.00%, due 11/1/37            2,136,530     2,290,538
  6.00%, due 10/1/38              129,274       138,524
  6.152%, due 10/1/36 (e)       1,375,291     1,476,522
  6.50%, due 4/1/11                   555           569
  6.50%, due 5/1/11                 1,265         1,320
  6.50%, due 10/1/11                  827           856
  6.50%, due 6/1/14                12,802        13,645
  6.50%, due 4/1/17                10,179        11,000
  6.50%, due 5/1/17                30,641        33,161
  6.50%, due 11/1/25               24,965        27,349
  6.50%, due 5/1/26                 2,640         2,882
  6.50%, due 3/1/27                 9,852        10,830
  6.50%, due 5/1/31                13,571        14,925
  6.50%, due 8/1/31                10,977        12,072
  6.50%, due 1/1/32                84,661        93,105
  6.50%, due 3/1/32                71,882        79,052
  6.50%, due 4/1/32                30,283        33,303
  6.50%, due 7/1/32                34,227        37,640
  6.50%, due 1/1/34                84,863        92,956
  6.50%, due 1/1/37               410,107       445,885
  6.50%, due 9/1/37               834,504       906,263
  7.00%, due 6/1/11                   977         1,009
  7.00%, due 11/1/11                  438           457
  7.00%, due 4/1/26                 8,811         9,906
  7.00%, due 7/1/26                   826           929
  7.00%, due 12/1/27               13,299        14,900
  7.00%, due 1/1/30                 6,838         7,649
  7.00%, due 3/1/31                41,536        46,321
  7.00%, due 10/1/31               18,139        20,229
  7.00%, due 3/1/32                68,851        76,782
  7.00%, due 9/1/33               240,071       267,520
  7.00%, due 11/1/36              149,533       165,307
  7.00%, due 12/1/37              371,228       410,260
  7.50%, due 1/1/16                 5,782         6,235
  7.50%, due 1/1/26                 2,488         2,823
  7.50%, due 2/1/32                44,105        50,269
  8.00%, due 7/1/26                 4,654         5,354
                                           ------------
                                            110,685,125
                                           ------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.0%
  1.75%, due 2/22/13            3,000,000     3,011,253
  1.875%, due 4/20/12           6,100,000     6,189,810
  2.625%, due 11/20/14          2,000,000     2,016,566
  2.75%, due 3/13/14            1,000,000     1,021,294
  3.00%, due 9/16/14            3,000,000     3,076,548
  4.875%, due 5/18/12           7,000,000     7,522,655
  6.21%, due 8/6/38               475,000       556,607
                                           ------------
                                             23,394,733
                                           ------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 9.7%
  4.00%, due 3/1/22               355,719       362,441
  4.50%, due 2/1/23               228,011       237,486
  4.50%, due 3/1/23               322,795       336,208
  5.00%, due 3/1/21                34,935        37,024
  5.00%, due 6/1/22               630,836       666,786
  5.00%, due 4/1/23               298,580       315,596
  5.00%, due 1/1/24               396,619       419,222
  5.00%, due 12/1/35 TBA (f)    3,500,000     3,622,500
  5.00%, due 5/1/37               343,351       356,162
  5.00%, due 6/1/38               909,797       943,175
  5.00%, due 10/1/39            2,886,835     2,991,844
  5.00%, due 12/1/39            3,307,177     3,427,476
  5.50%, due 8/1/17                39,166        42,101
  5.50%, due 7/1/22               633,724       677,948
  5.50%, due 11/1/23              342,567       366,454
  5.50%, due 5/1/35               458,683       484,847
  5.50%, due 6/1/35               232,908       246,193
  5.50%, due 7/1/35             1,377,388     1,455,955
  5.50%, due 8/1/35               800,108       845,747
  5.50%, due 9/1/35               568,247       600,661
  5.50%, due 11/1/35            2,823,948     2,985,031
  5.50%, due 4/1/36               559,372       591,280
  5.50%, due 6/1/36               459,508       485,002
  5.50%, due 1/1/37               646,230       682,082
  5.50%, due 3/1/37             2,212,173     2,333,050
  5.50%, due 4/1/37               238,165       251,178
  5.50%, due 1/1/38             2,499,999     2,636,603
  5.50%, due 10/1/38              425,008       448,231


22    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.515%, due 11/1/38 (e)     $ 1,861,056  $  1,971,470
  6.00%, due 6/1/16                46,748        50,456
  6.00%, due 7/1/16                20,312        21,923
  6.00%, due 9/1/16                29,907        32,279
  6.00%, due 9/1/17                16,039        17,336
  6.00%, due 1/1/36                20,092        21,500
  6.00%, due 7/1/36             5,097,845     5,442,320
  6.00%, due 8/1/36               571,437       610,051
  6.00%, due 9/1/36               950,297     1,014,511
  6.00%, due 10/1/36              237,017       253,033
  6.00%, due 11/1/36              443,807       473,796
  6.00%, due 12/1/36              334,079       356,653
  6.00%, due 4/1/37             1,756,588     1,873,598
  6.00%, due 6/1/37               582,468       620,371
  6.00%, due 7/1/37             4,551,301     4,847,470
  6.00%, due 8/1/37               544,298       579,717
  6.00%, due 12/1/37              968,640     1,031,672
  6.00%, due 2/1/38             2,202,706     2,345,759
  6.00%, due 4/1/38               621,050       661,464
  6.00%, due 5/1/38               880,430       937,172
  6.50%, due 3/1/11                    50            51
  6.50%, due 4/1/11                   748           765
  6.50%, due 6/1/11                    80            82
  6.50%, due 9/1/11                 2,821         2,913
  6.50%, due 10/1/11               12,618        13,004
  6.50%, due 11/1/11                1,935         2,008
  6.50%, due 6/1/15                34,813        36,945
  6.50%, due 2/1/28                12,351        13,477
  6.50%, due 7/1/32                18,949        20,878
  6.50%, due 8/1/32               211,379       232,893
  6.50%, due 1/1/35               257,250       279,575
  6.50%, due 8/1/35               323,781       351,879
  6.50%, due 9/1/35                 7,715         8,384
  6.50%, due 3/1/36               120,833       130,942
  6.50%, due 4/1/36               338,947       367,302
  6.50%, due 7/1/36               635,645       688,820
  6.50%, due 8/1/36               230,972       250,294
  6.50%, due 9/1/36               390,809       423,503
  6.50%, due 10/1/36              141,469       153,303
  6.50%, due 11/1/36              221,987       240,557
  6.50%, due 8/1/37                 6,053         6,550
  6.50%, due 10/1/37              576,788       624,138
  6.50%, due 11/1/37              210,738       228,038
  6.50%, due 12/1/37              243,385       263,366
  6.50%, due 2/1/38               516,903       559,338
  7.00%, due 5/1/11                   604           623
  7.00%, due 6/1/11                   706           729
  7.00%, due 10/1/11                   69            72
  7.00%, due 11/1/11                3,015         3,130
  7.00%, due 9/1/37               173,232       191,538
  7.00%, due 10/1/37               14,713        16,268
  7.00%, due 11/1/37              300,175       331,896
  7.50%, due 7/1/30                10,216        11,542
  7.50%, due 7/1/31                47,716        53,937
  7.50%, due 8/1/31                   504           569
  8.00%, due 8/1/10                     4             4
  8.00%, due 9/1/11                   198           201
  8.00%, due 11/1/11                1,428         1,494
  8.00%, due 1/1/25                   214           247
  8.00%, due 6/1/25                   291           336
  8.00%, due 9/1/25                 1,189         1,374
  8.00%, due 2/1/26                   431           498
  8.00%, due 9/1/26                 7,209         8,333
  8.00%, due 10/1/26                1,473         1,704
  8.00%, due 11/1/26                1,735         2,005
  8.00%, due 4/1/27                 2,751         3,182
  8.00%, due 6/1/27                19,860        22,974
  8.00%, due 12/1/27                8,769         9,975
  8.00%, due 1/1/28                31,590        36,542
                                           ------------
                                             57,609,012
                                           ------------

V  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 5.8%
  4.00%, due 5/15/39              985,130       972,077
  4.00%, due 11/15/39             991,846       978,704
  4.50%, due 3/15/39              472,766       481,069
  4.50%, due 5/15/39            1,480,586     1,506,589
  4.50%, due 7/15/39            2,436,671     2,479,465
  4.50%, due 1/15/40              498,124       506,872
  4.50%, due 2/15/40            1,495,576     1,521,842
  4.50%, due 3/15/40              998,585     1,016,123
  5.00%, due 4/20/33              223,322       234,327
  5.00%, due 8/15/33               97,844       102,929
  5.00%, due 2/15/36              378,316       395,848
  5.00%, due 6/20/36              556,982       581,726
  5.00%, due 9/15/37               94,871        99,208
  5.00%, due 5/1/38 TBA (f)     3,000,000     3,127,968
  5.00%, due 1/15/39              436,778       456,474
  5.00%, due 3/15/39              925,613       967,352
  5.00%, due 5/15/39            1,694,358     1,773,239
  5.00%, due 8/15/39              964,953     1,008,466
  5.00%, due 9/15/39              492,751       514,971
  5.00%, due 10/15/39             993,109     1,037,892
  5.50%, due 3/15/33            1,581,314     1,692,302
  5.50%, due 7/15/34              295,744       316,178
  5.50%, due 7/20/34              204,481       218,537
  5.50%, due 9/15/35              488,354       521,486
  5.50%, due 10/15/35             160,565       171,458


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 12/20/35         $   505,099  $    538,938
  5.50%, due 6/1/36 TBA (f)     1,000,000     1,061,562
  5.50%, due 1/15/37              235,942       251,101
  5.50%, due 6/15/38              473,593       503,725
  5.50%, due 11/15/38             209,721       223,065
  5.50%, due 1/15/39              867,038       922,204
  5.50%, due 8/15/39              890,863       949,451
  6.00%, due 3/20/29               51,881        56,539
  6.00%, due 1/15/32              108,723       118,402
  6.00%, due 12/15/32              44,797        48,786
  6.00%, due 3/20/33              259,778       282,907
  6.00%, due 2/15/34              237,763       257,446
  6.00%, due 1/20/35              143,210       154,914
  6.00%, due 6/15/35              153,871       166,032
  6.00%, due 9/15/35              329,918       355,992
  6.00%, due 5/15/36              465,620       501,109
  6.00%, due 9/15/36              214,231       230,559
  6.00%, due 10/15/36             701,440       754,903
  6.00%, due 5/15/37              314,261       337,625
  6.00%, due 6/15/37              179,516       193,167
  6.00%, due 8/15/37              218,841       235,111
  6.00%, due 11/15/37             139,686       150,071
  6.00%, due 12/15/37             261,741       281,200
  6.00%, due 1/15/38              326,228       350,379
  6.00%, due 5/15/38              309,778       332,711
  6.00%, due 9/15/38              236,774       254,302
  6.50%, due 3/20/31               32,086        35,534
  6.50%, due 1/15/32               40,321        44,325
  6.50%, due 6/15/35                3,016         3,286
  6.50%, due 12/15/35              34,141        37,190
  6.50%, due 1/15/36              339,047       368,057
  6.50%, due 9/15/36              141,234       153,318
  6.50%, due 9/15/37              150,024       162,603
  6.50%, due 10/15/37             196,010       212,444
  6.50%, due 11/15/38             528,909       573,173
  7.00%, due 11/15/11               3,168         3,251
  7.00%, due 2/15/26                1,571         1,760
  7.00%, due 6/15/29                  606           679
  7.00%, due 12/15/29               5,493         6,162
  7.00%, due 5/15/31                2,630         2,954
  7.00%, due 8/15/31               19,935        22,391
  7.00%, due 8/20/31               41,587        46,606
  7.00%, due 8/15/32               67,086        75,342
  7.50%, due 9/15/11                6,954         7,143
  7.50%, due 3/15/26                5,046         5,689
  7.50%, due 10/15/26              10,578        11,926
  7.50%, due 11/15/26               1,391         1,568
  7.50%, due 1/15/30               15,614        17,651
  7.50%, due 10/15/30               7,722         8,729
  7.50%, due 3/15/32               34,433        38,921
  8.00%, due 6/15/26                  290           333
  8.00%, due 9/15/26                1,679         1,927
  8.00%, due 10/15/26                 486           558
  8.00%, due 11/15/26               2,073         2,371
  8.00%, due 5/15/27                  299           343
  8.00%, due 7/15/27                  994         1,143
  8.00%, due 9/15/27                  584           671
  8.00%, due 11/15/30              34,186        39,363
  8.50%, due 7/15/26                1,144         1,328
  8.50%, due 11/15/26               6,290         7,301
                                           ------------
                                             34,091,343
                                           ------------

V  UNITED STATES TREASURY BONDS 2.4%
  4.375%, due 11/15/39         13,385,000    13,050,375
  6.75%, due 8/15/26            1,000,000     1,297,031
                                           ------------
                                             14,347,406
                                           ------------

V  UNITED STATES TREASURY NOTES 27.8%
  0.75%, due 11/30/11           5,000,000     4,999,610
  1.00%, due 12/31/11           6,000,000     6,019,452
  1.00%, due 3/31/12            7,650,000     7,660,481
  1.125%, due 12/15/11          2,000,000     2,011,718
  1.125%, due 12/15/12         16,350,000    16,277,193
  1.75%, due 11/15/11           2,700,000     2,742,714
  1.75%, due 4/15/13           29,080,800    29,298,906
  2.125%, due 11/30/14         16,000,000    15,906,256
  2.25%, due 1/31/15            4,000,000     3,985,000
  2.375%, due 3/31/16           3,000,000     2,930,859
  2.50%, due 3/31/15           13,100,000    13,165,500
  2.625%, due 6/30/14             500,000       510,781
  2.625%, due 12/31/14          4,435,000     4,500,141
  3.125%, due 1/31/17          16,700,000    16,761,322
  3.25%, due 3/31/17            1,000,000     1,009,375
  3.375%, due 11/15/19         19,105,000    18,706,489
  3.625%, due 2/15/20          11,015,000    10,982,297
  4.625%, due 7/31/12           3,500,000     3,778,908
  4.875%, due 6/30/12           3,500,000     3,787,658
                                           ------------
                                            165,034,660
                                           ------------
Total U.S. Government & Federal Agencies
  (Cost $418,912,382)                       427,353,833
                                           ------------


YANKEE BONDS 3.6% (G)
-------------------------------------------------------

BANKS 0.9%
Bank of Nova Scotia
  3.40%, due 1/22/15              175,000       177,273
Deutsche Bank A.G.
  6.00%, due 9/1/17               325,000       359,508


24    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
YANKEE BONDS (CONTINUED)
BANKS (CONTINUED)
Eksportfinans A/S
  5.50%, due 5/25/16          $   200,000  $    224,073
European Investment Bank
  2.75%, due 3/23/15              250,000       250,125
HSBC Bank PLC
  6.95%, due 3/15/11              200,000       209,511
Inter-American Development
  Bank
  6.80%, due 10/15/25             604,000       715,487
Korea Development Bank
  5.30%, due 1/17/13              125,000       133,312
Kreditanstalt fuer
  Wiederaufbau
  4.50%, due 7/16/18              350,000       372,223
  Series G
  4.875%, due 1/17/17           1,000,000     1,092,175
Landwirtschaftliche
  Rentenbank
  5.125%, due 2/1/17              375,000       413,457
Oesterreichische
  Kontrollbank A.G.
  4.75%, due 10/16/12             500,000       538,560
Royal Bank of Canada
  5.65%, due 7/20/11              150,000       158,397
Royal Bank of Scotland Group
  PLC
  5.00%, due 11/12/13             100,000        98,547
  5.05%, due 1/8/15               100,000        96,638
Santander Financial
  Issuances
  6.375%, due 2/15/11             100,000       104,020
UBS A.G.
  5.875%, due 7/15/16             125,000       132,551
  5.875%, due 12/20/17            200,000       211,549
Westpac Banking Corp.
  4.625%, due 6/1/18               50,000        49,218
                                           ------------
                                              5,336,624
                                           ------------

CONSUMER 0.2%
Diageo Capital PLC
  5.125%, due 1/30/12             100,000       106,151
  5.875%, due 9/30/36             150,000       159,896
Diageo Finance B.V.
  3.25%, due 1/15/15              100,000       101,275
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10              250,000       254,124
Novartis Capital Corp.
  4.125%, due 2/10/14             100,000       106,686
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19             450,000       483,609
                                           ------------
                                              1,211,741
                                           ------------

ELECTRIC 0.1%
Hydro Quebec
  Series JL
  6.30%, due 5/11/11              250,000       264,781
Scottish Power PLC
  5.375%, due 3/15/15             100,000       106,967
                                           ------------
                                                371,748
                                           ------------

ENERGY 0.8%
Anadarko Finance Co.
  6.75%, due 5/1/11               100,000       104,983
Apache Finance Canada Corp.
  4.375%, due 5/15/15             100,000       106,485
Canadian Natural Resources,
  Ltd.
  5.45%, due 10/1/12              250,000       269,988
  5.85%, due 2/1/35               105,000       104,866
  6.50%, due 2/15/37               75,000        81,988
EnCana Corp.
  4.75%, due 10/15/13             100,000       107,899
  6.30%, due 11/1/11              100,000       107,153
  6.50%, due 8/15/34               85,000        92,935
  6.50%, due 2/1/38               125,000       136,451
Nexen, Inc.
  5.20%, due 3/10/15              350,000       374,030
Norsk Hydro ASA
  7.75%, due 6/15/23              125,000       159,561
Petro-Canada
  4.00%, due 7/15/13              100,000       103,891
  6.05%, due 5/15/18              225,000       248,102
Petrobras International
  Finance Co.
  5.875%, due 3/1/18              150,000       159,486
Shell International Finance
  B.V.
  4.00%, due 3/21/14              400,000       423,844
  4.30%, due 9/22/19              125,000       126,430
Suncor Energy, Inc.
  6.10%, due 6/1/18               100,000       110,363
  6.50%, due 6/15/38              100,000       107,615
Talisman Energy, Inc.
  5.125%, due 5/15/15              50,000        53,618
  6.25%, due 2/1/38                55,000        57,769
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13              300,000       314,862
  4.875%, due 1/15/15             380,000       408,535
  5.85%, due 3/15/36              100,000       103,122
Transocean, Inc.
  6.00%, due 3/15/18              125,000       136,850
  7.375%, due 4/15/18             100,000       118,387
Weatherford International,
  Inc.
  4.95%, due 10/15/13             100,000       106,643
  6.35%, due 6/15/17              225,000       248,286
                                           ------------
                                              4,474,142
                                           ------------

FINANCE-OTHER 0.2%
BP Capital Markets PLC
  5.25%, due 11/7/13              250,000       276,003


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

                                PRINCIPAL
                                   AMOUNT         VALUE
YANKEE BONDS (CONTINUED)
FINANCE-OTHER (CONTINUED)
ConocoPhilips Canada Funding
  Co.
  5.625%, due 10/15/16        $   375,000  $    424,343
Credit Suisse New York
  5.50%, due 5/1/14               500,000       547,835
                                           ------------
                                              1,248,181
                                           ------------

FOREIGN GOVERNMENTS 0.1%
International Bank of
  Reconstruction &
  Development
  (zero coupon), due 3/11/31      504,000       169,729
Svensk Exportkredit AB
  3.25%, due 9/16/14              250,000       256,981
  5.125%, due 3/1/17              200,000       219,588
                                           ------------
                                                646,298
                                           ------------

INDEPENDENT 0.1%
Rio Tinto Finance USA, Ltd.
  5.875%, due 7/15/13             600,000       662,963
                                           ------------


INSURANCE 0.0%++
AXA S.A.
  8.60%, due 12/15/30             105,000       128,066
                                           ------------


MANUFACTURING 0.4%
Alcan, Inc.
  5.00%, due 6/1/15               100,000       105,648
  5.75%, due 6/1/35                50,000        50,462
  6.45%, due 3/15/11              100,000       104,271
ArcelorMittal
  6.125%, due 6/1/18              300,000       323,396
Barrick Gold Finance Co.
  4.875%, due 11/15/14             50,000        53,399
BHP Billiton Finance USA,
  Ltd.
  4.80%, due 4/15/13              100,000       107,802
  5.25%, due 12/15/15             300,000       330,996
Celulosa Arauco y
  Constitucion S.A.
  5.625%, due 4/20/15              50,000        52,767
Inco, Ltd.
  5.70%, due 10/15/15             100,000       106,289
Ingersoll-Rand Co.
  4.75%, due 5/15/15              150,000       157,610
Koninklijke Philips
  Electronics N.V.
  6.875%, due 3/11/38             275,000       319,854
Lafarge S.A.
  6.50%, due 7/15/16               50,000        53,918
  7.125%, due 7/15/36              50,000        51,725
Potash Corp. of Saskatchewan
  7.75%, due 5/31/11              140,000       149,859
Vale Overseas, Ltd.
  6.25%, due 1/23/17              400,000       438,675
Xstrata Canada Corp.
  5.50%, due 6/15/17               50,000        52,091
  8.375%, due 2/15/11              75,000        79,178
                                           ------------
                                              2,537,940
                                           ------------

SERVICE 0.1%
AstraZeneca PLC
  6.45%, due 9/15/37              200,000       229,223
Covidien International
  Finance S.A.
  6.00%, due 10/15/17             150,000       166,285
Thomson Corp. (The)
  5.70%, due 10/1/14               50,000        55,529
                                           ------------
                                                451,037
                                           ------------

TELECOMMUNICATION 0.6%
America Movil S.A. de C.V.
  5.75%, due 1/15/15              275,000       303,548
British Telecommunications
  PLC
  9.125%, due 12/15/10            150,000       157,240
  9.625%, due 12/15/30            100,000       128,684
Deutsche Telekom
  International
  Finance B.V.
  5.25%, due 7/22/13              100,000       107,671
  5.75%, due 3/23/16              200,000       218,276
  6.00%, due 7/8/19               250,000       270,856
  9.25%, due 6/1/32               100,000       136,719
France Telecom S.A.
  4.375%, due 7/8/14              125,000       133,613
  8.50%, due 3/1/31               250,000       339,238
Koninklijke (Royal) KPN N.V.
  8.00%, due 10/1/10              100,000       102,927
Rogers Communications, Inc.
  6.80%, due 8/15/18              225,000       259,390
Telecom Italia Capital S.A.
  4.95%, due 9/30/14              150,000       154,528
  6.00%, due 9/30/34              100,000        88,594
  6.375%, due 11/15/33            100,000        93,066
Telefonica Emisones S.A.U.
  7.045%, due 6/20/36             100,000       111,147
Telefonica Europe B.V.
  8.25%, due 9/15/30              200,000       247,592
TELUS Corp.
  8.00%, due 6/1/11                70,000        75,175
Vodafone Group PLC
  5.00%, due 12/16/13             294,000       318,296
  6.15%, due 2/27/37              250,000       260,097
  7.875%, due 2/15/30             100,000       121,147
                                           ------------
                                              3,627,804
                                           ------------



26    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
YANKEE BONDS (CONTINUED)
TRANSPORTATION 0.1%
Canadian National Railway
  Co.
  6.20%, due 6/1/36           $   100,000  $    111,132
  6.375%, due 10/15/11            100,000       107,573
  6.375%, due 11/15/37             60,000        68,248
Canadian Pacific Railway Co.
  7.25%, due 5/15/19              125,000       144,336
                                           ------------
                                                431,289
                                           ------------

WATER 0.0%++
United Utilities PLC
  5.375%, due 2/1/19              100,000       100,088
                                           ------------
Total Yankee Bonds
  (Cost $19,957,301)                         21,227,921
                                           ------------
Total Long-Term Bonds
  (Cost $568,139,175)                       588,605,709
                                           ------------


SHORT-TERM INVESTMENTS 2.8%
-------------------------------------------------------

COMMERCIAL PAPER 2.0%
Canadian Wheat Board
  0.152%, due 5/13/10 (h)       2,000,000     1,999,893
Societe Generale North
  America, Inc.
  0.158%, due 5/3/10 (h)        7,000,000     6,999,911
Wal-Mart Stores, Inc.
  0.172%, due 5/18/10 (c)(h)    3,000,000     2,999,745
                                           ------------
Total Commercial Paper
  (Cost $11,999,549)                         11,999,549
                                           ------------


REPURCHASE AGREEMENT 0.1%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $709,789
  (Collateralized by a
  United States Treasury
  Bill with a rate of 0.144%
  and a maturity date of
  7/15/10, with a Principal
  Amount of $725,000 and a
  Market Value of $724,783)       709,788       709,788
                                           ------------
Total Repurchase Agreement
  (Cost $709,788)                               709,788
                                           ------------


U.S. GOVERNMENT 0.7%
UNITED STATES TREASURY BILLS 0.7%
  0.135%, due 5/20/10 (h)       2,000,000     1,999,852
  0.143%, due 5/13/10 (h)       2,000,000     1,999,899
                                           ------------
Total U.S. Government
  (Cost $3,999,751)                           3,999,751
                                           ------------
Total Short-Term Investments
  (Cost $16,709,088)                         16,709,088
                                           ------------
Total Investments
  (Cost $584,848,263) (i)           102.1%  605,314,797
Other Assets, Less
  Liabilities                        (2.1)  (12,425,278)
                              -----------  ------------

Net Assets                          100.0% $592,889,519
                              ===========  ============





+++   On a daily basis New York Life
      Investments confirms that the value of
      the Fund's liquid assets (liquid
      portfolio securities and cash) is
      sufficient to cover its potential senior
      securities (e.g., futures, swaps,
      options).
++    Less than one-tenth of a percent.
 (a)  Subprime mortgage investment and other
      asset-backed securities. The total market
      value of the securities at April 30, 2010
      is $1,460,431, which represents 0.3% of
      the Fund's net assets.
 (b)  The debt is guaranteed under the Federal
      Deposit Insurance Corporation (FDIC)
      Temporary Liquidity Guarantee Program and
      is backed by the full faith and credit of
      the United States. The expiration date of
      the FDIC's guarantee is the earlier of
      the maturity date of the debt or June 30,
      2012.
 (c)  May be sold to institutional investors
      only under Rule 144A or securities
      offered pursuant to Section 4(2) of the
      Securities Act of 1933, as amended.
 (d)  Illiquid security--The total market value
      of this security at April 30, 2010 is
      $81,458, which represents less than one-
      tenth of a percent of the Fund's net
      assets.
 (e)  Floating rate--Rate shown is the rate in
      effect at April 30, 2010.
 (f)  TBA--Securities purchased on a forward
      commitment basis with an approximate
      principal amount and maturity date. The
      actual principal amount and maturity date
      will be determined upon settlement. The
      market value of these securities at April
      30, 2010 is $10,930,155, which represents
      1.8% of the Fund's net assets. All or a
      portion of these securities were acquired
      under a mortgage dollar roll agreement.
 (g)  Yankee Bond--dollar-denominated bond
      issued in the United States by a foreign
      bank or corporation.
 (h)  Interest rate presented is yield to
      maturity.
 (i)  At April 30, 2010, cost is $585,008,588
      for federal income tax purposes and net
      unrealized appreciation is as follows:



Gross unrealized appreciation      $21,447,073
Gross unrealized depreciation       (1,140,864)
                                   -----------
Net unrealized appreciation        $20,306,209
                                   ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                         $     --  $  3,035,595      $     --  $  3,035,595
  Corporate Bonds                                       --   107,807,254            --   107,807,254
  Foreign Government Bonds                              --     8,971,662            --     8,971,662
  Mortgage-Backed Securities                            --    20,209,444            --    20,209,444
  U.S. Government & Federal Agencies                    --   427,353,833            --   427,353,833
  Yankee Bonds                                          --    21,227,921            --    21,227,921
                                                  --------  ------------      --------  ------------
Total Long-Term Bonds                                   --   588,605,709            --   588,605,709
                                                  --------  ------------      --------  ------------
Short-Term Investments
  Commercial Paper                                      --    11,999,549            --    11,999,549
  Repurchase Agreement                                  --       709,788            --       709,788
  U.S. Government                                       --     3,999,751            --     3,999,751
                                                  --------  ------------      --------  ------------
Total Short-Term Investments                            --    16,709,088            --    16,709,088
                                                  --------  ------------      --------  ------------
Total Investments in Securities                        $--  $605,314,797           $--  $605,314,797
                                                  ========  ============      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


28    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $584,848,263)     $605,314,797
Receivables:
  Interest                              4,401,887
  Fund shares sold                        736,227
  Investment securities sold               71,346
Other assets                               60,012
                                     ------------
     Total assets                     610,584,269
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      16,411,530
  Fund shares redeemed                    803,373
  Transfer agent (See Note 3)             125,775
  Manager (See Note 3)                    118,433
  Shareholder communication                98,946
  Professional fees                        37,978
  NYLIFE Distributors (See Note 3)         18,062
  Custodian                                15,365
  Trustees                                  1,699
Accrued expenses                            3,852
Dividend payable                           59,737
                                     ------------
     Total liabilities                 17,694,750
                                     ------------
Net assets                           $592,889,519
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     52,158
Additional paid-in capital            569,365,151
                                     ------------
                                      569,417,309
Accumulated distributions in excess
  of net investment income                (62,436)
Accumulated undistributed net
  realized gain on investments          3,068,112
Net unrealized appreciation on
  investments                          20,466,534
                                     ------------
Net assets                           $592,889,519
                                     ============

INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  5,127,809
                                     ============
Shares of beneficial interest
  outstanding                             449,639
                                     ============
Net asset value per share
  outstanding                        $      11.40
Maximum sales charge (3.00% of
  offering price)                            0.35
                                     ------------
Maximum offering price per share
  outstanding                        $      11.75
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 83,510,666
                                     ============
Shares of beneficial interest
  outstanding                           7,352,233
                                     ============
Net asset value per share
  outstanding                        $      11.36
Maximum sales charge (3.00% of
  offering price)                            0.35
                                     ------------
Maximum offering price per share
  outstanding                        $      11.71
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $504,251,044
                                     ============
Shares of beneficial interest
  outstanding                          44,355,760
                                     ============
Net asset value and offering price
  per share outstanding              $      11.37
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest (a)                        $11,210,316
                                      -----------
EXPENSES:
  Manager (See Note 3)                    997,179
  Transfer agent (See Note 3)             385,649
  Distribution/Service--Investor
     Class (See Note 3)                     5,610
  Distribution/Service--Class A (See
     Note 3)                              101,062
  Professional fees                        61,545
  Custodian                                57,227
  Registration                             54,400
  Shareholder communication                40,525
  Trustees                                  9,590
  Miscellaneous                            15,714
                                      -----------
     Total expenses before waiver       1,728,501
  Expense waiver from Manager (See
     Note 3)                             (336,078)
                                      -----------
     Net expenses                       1,392,423
                                      -----------
Net investment income                   9,817,893
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        3,188,348
Net change in unrealized
  appreciation on investments            (942,387)
                                      -----------
Net realized and unrealized gain on
  investments                           2,245,961
                                      -----------
Net increase in net assets resulting
  from operations                     $12,063,854
                                      ===========



(a) Interest recorded net of foreign withholding taxes in the amount of $2,186.


30    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010           2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  9,817,893  $  19,401,290
 Net realized gain on
  investments                    3,188,348      5,476,804
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                     (942,387)    38,254,355
                              ---------------------------
 Net increase in net assets
  resulting from operations     12,063,854     63,132,449
                              ---------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Investor Class                 (68,623)      (129,225)
    Class A                     (1,267,242)    (2,800,956)
    Class I                     (8,491,896)   (16,673,937)
                              ---------------------------
                                (9,827,761)   (19,604,118)
                              ---------------------------
 From net realized gain on
  investments:
    Investor Class                  (6,059)            --
    Class A                       (111,528)            --
    Class I                       (667,928)            --
                              ---------------------------
                                  (785,515)            --
                              ---------------------------
 Total dividends and
  distributions to
  shareholders                 (10,613,276)   (19,604,118)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       117,212,751    220,233,073
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions             10,411,855     19,298,817
 Cost of shares redeemed       (86,699,014)  (178,281,842)
                              ---------------------------
    Increase in net assets
     derived from capital
     share transactions         40,925,592     61,250,048
                              ---------------------------
    Net increase in net
     assets                     42,376,170    104,778,379
NET ASSETS:
Beginning of period            550,513,349    445,734,970
                              ---------------------------
End of period                 $592,889,519  $ 550,513,349
                              ===========================
Accumulated distributions in
 excess of net investment
 income at end of period      $    (62,436) $     (52,568)
                              ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     INVESTOR CLASS
                                     ----------------------------------------------
                                                                       FEBRUARY 28,
                                     SIX MONTHS                           2008**
                                        ENDED       YEAR ENDED            THROUGH
                                      APRIL 30,    OCTOBER 31,         OCTOBER 31,
                                        2010*          2009                2008
Net asset value at beginning of
  period                               $11.38         $10.37              $10.97
                                       ------         ------              ------
Net investment income                    0.17           0.40                0.30
Net realized and unrealized gain
  (loss) on investments                  0.04           1.02               (0.60)
                                       ------         ------              ------
Total from investment operations         0.21           1.42               (0.30)
                                       ------         ------              ------
Less dividends and distributions:
  From net investment income            (0.17)         (0.41)              (0.30)
  From net realized gain on
     investments                        (0.02)            --                  --
                                       ------         ------              ------
Total dividends and distributions       (0.19)         (0.41)              (0.30)
                                       ------         ------              ------
Net asset value at end of period       $11.40         $11.38              $10.37
                                       ======         ======              ======
Total investment return (a)              1.82%(b)      13.87%              (2.76%)(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  3.02%++        3.66%               4.26% ++
  Net expenses                           0.92%++        0.92%               0.92% ++
  Expenses (before
     waiver/reimbursement)               1.15%++        1.28%               1.27% ++
Portfolio turnover rate                    48%(c)         61%(c)              66% (c)
Net assets at end of period (in
  000's)                               $5,128         $4,279              $2,874




                                                                               CLASS I
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                                 YEAR ENDED OCTOBER 31,
                                        2010*            2009            2008            2007            2006            2005
Net asset value at beginning of
  period                              $  11.34         $  10.33        $  10.70        $  10.69        $  10.69        $  11.07
                                      --------         --------        --------        --------        --------        --------
Net investment income                     0.20             0.46            0.51            0.51            0.48            0.40
Net realized and unrealized gain
  (loss) on investments                   0.05             1.01           (0.37)           0.02            0.00 ++        (0.31)
                                      --------         --------        --------        --------        --------        --------
Total from investment operations          0.25             1.47            0.14            0.53            0.48            0.09
                                      --------         --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income             (0.20)           (0.46)          (0.51)          (0.52)          (0.48)          (0.47)
  From net realized gain on
     investments                         (0.02)              --              --              --              --              --
                                      --------         --------        --------        --------        --------        --------
Total dividends and distributions        (0.22)           (0.46)          (0.51)          (0.52)          (0.48)          (0.47)
                                      --------         --------        --------        --------        --------        --------
Net asset value at end of period      $  11.37         $  11.34        $  10.33        $  10.70        $  10.69        $  10.69
                                      ========         ========        ========        ========        ========        ========
Total investment return (a)               2.16%(b)        14.47%           1.25%           5.07%           4.60%           0.82%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   3.50%++          4.15%           4.74%           4.79%           4.49%           3.79%
  Net expenses                            0.43%++          0.43%           0.43%           0.43%           0.43%           0.46%
  Expenses (before
     waiver/reimbursement)                0.57%++          0.63%           0.56%           0.53%           0.47%           0.64%
Portfolio turnover rate                     48%(c)           61%(c)          66%(c)         121%(c)         105%(c)         156%(c)
Net assets at end of period (in
  000's)                              $504,251         $468,639        $381,086        $398,047        $328,259        $265,096



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rates not including mortgage dollar rolls are 44%, 56%,
     62%, 116%, 85% and 62% for the six-month ended April 30, 2010 and the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively.




32    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                          CLASS A
              -----------------------------------------------------------------------------------------------
              SIX MONTHS
                 ENDED
               APRIL 30,                                    YEAR ENDED OCTOBER, 31
                 2010*              2009             2008             2007             2006             2005
                $ 11.33           $ 10.33          $ 10.70          $ 10.69          $ 10.68          $ 11.07
                -------           -------          -------          -------          -------          -------
                   0.18              0.41             0.47             0.47             0.44             0.36
                   0.05              1.01            (0.36)            0.02             0.01            (0.32)
                -------           -------          -------          -------          -------          -------
                   0.23              1.42             0.11             0.49             0.45             0.04
                -------           -------          -------          -------          -------          -------

                  (0.18)            (0.42)           (0.48)           (0.48)           (0.44)           (0.43)
                  (0.02)               --               --               --               --               --
                -------           -------          -------          -------          -------          -------
                  (0.20)            (0.42)           (0.48)           (0.48)           (0.44)           (0.43)
                -------           -------          -------          -------          -------          -------
                $ 11.36           $ 11.33          $ 10.33          $ 10.70          $ 10.69          $ 10.68
                =======           =======          =======          =======          =======          =======
                   1.97%(b)         13.93%            0.88%            4.66%            4.29%            0.39%

                   3.12%++           3.76%            4.35%            4.40%            4.10%            3.45%
                   0.82%++           0.82%            0.82%            0.82%            0.82%            0.80%
                   0.82%++           0.88%            0.88%            0.93%            0.86%            0.98%
                     48%(c)            61%(c)           66%(c)          121%(c)          105%(c)          156%(c)
                $83,511           $77,595          $61,775          $57,604          $51,941          $64,351




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the "Fund"), a diversified fund. The Fund is the successor of the MainStay Indexed Bond Fund, a series of Eclipse Funds Inc. (the "Predecessor Fund"). The reorganization of the Predecessor Fund with and into the Fund, which was not subject to shareholder approval under applicable law, occurred on February 26, 2010. All information regarding and references to periods prior to the commencement of operations of the Fund relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund's primary benchmark index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

34    MainStay Indexed Bond Fund
reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually, Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may

                                                   mainstayinvestments.com    35
enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(J) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New

36    MainStay Indexed Bond Fund

York Life"), serves as the Fund's Manager, pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.35% on assets up to $1 billion and 0.30% on assets in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.35% for the six-month period ended April 30, 2010.

Effective February 26, 2010, New York Life Investments entered into a written expense limitation agreement, under which it agreed to waive a portion of the management fee or reimburse expenses of the appropriate class of the Fund to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. This agreement expires on July 31, 2010, and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the period August 1, 2009 to February 25, 2010, New York Life Investments had a written expense limitation agreement under which it agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class A shares do not exceed 0.82% of its average net assets. While applying an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. Additionally, New York Life Investments had agreed to voluntarily waive or reimburse the expenses of the appropriate class of the Fund so that the total annual operating expenses of a class do not exceed the following percentages: Investor Class, 0.92%, and Class I, 0.43%.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $997,179 and waived/reimbursed its fees in the amount of $336,078.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,674 and $6,428, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A of $279, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $ 10,445
-----------------------------------------------
Class A                                  53,653
-----------------------------------------------
Class I                                 321,551
-----------------------------------------------





                                                   mainstayinvestments.com    37

(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $     1,302    0.0%++
--------------------------------------------------
Class I                          41,263,821    8.2
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $14,188.

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $4,760,891 of capital loss carryforwards during the year ended October 31, 2009.

The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                    $19,604,118
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of U.S. Government securities were $136,301 and $172,892, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $205,360 and $97,808, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                      105,375  $   1,197,125
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                6,412         72,989
Shares redeemed                  (31,009)      (352,601)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                      80,778        917,513
Shares converted into
  Investor Class (See Note
  1)                               9,943        112,851
Shares converted from
  Investor Class (See Note
  1)                             (17,060)      (193,244)
                             --------------------------
Net increase                      73,661  $     837,120
                             ==========================
Year ended October 31,
  2009:
Shares sold                      182,242  $   2,021,067
Shares issued to
  shareholders in
  reinvestment of dividends       11,372        126,033
Shares redeemed                  (88,843)      (980,714)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                     104,771      1,166,386
Shares converted into
  Investor Class (See Note
  1)                              15,744        176,176
Shares converted from
  Investor Class (See Note
  1)                             (21,733)      (242,238)
                             --------------------------
Net increase                      98,782  $   1,100,324
                             ==========================



38    MainStay Indexed Bond Fund

 CLASS A                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    1,638,793  $  18,554,692

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              107,575      1,219,799

Shares redeemed               (1,222,229)   (13,834,738)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                     524,139      5,939,753

Shares converted into Class
  A
  (See Note 1)                    17,127        193,244

Shares converted from Class
  A
  (See Note 1)                    (9,987)      (112,851)

Shares converted from Class
  A (a)                          (25,085)      (282,703)
                             --------------------------


Net increase                     506,194  $   5,737,443
                             ==========================


Year ended October 31,
  2009:

Shares sold                    3,981,714  $  43,827,538

Shares issued to
  shareholders in
  reinvestment of dividends      227,691      2,511,641

Shares redeemed               (3,350,470)   (36,984,892)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                     858,935      9,354,287

Shares converted into Class
  A
  (See Note 1)                    21,812        242,238

Shares converted from Class
  A
  (See Note 1)                   (15,808)      (176,176)
                             --------------------------


Net increase                     864,939  $   9,420,349
                             ==========================



 CLASS I                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    8,617,321  $  97,460,934

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              803,601      9,119,067

Shares redeemed               (6,404,138)   (72,511,675)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                   3,016,784     34,068,326

Shares converted into Class
  I (a)                           25,062        282,703
                             --------------------------


Net increase                   3,041,846  $  34,351,029
                             ==========================


Year ended October 31,
  2009:

Shares sold                   15,748,210  $ 174,384,468

Shares issued to
  shareholders in
  reinvestment of dividends    1,508,897     16,661,143

Shares redeemed              (12,816,997)  (140,316,236)
                             --------------------------


Net increase                   4,440,110  $  50,729,375
                             ==========================





(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

    - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

    - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    39

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at www.mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


40    MainStay Indexed Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18298 MS121-10                                         MSIN10-06/10
                                                                              B3

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY INTERMEDIATE TERM BOND FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President



                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY INTERMEDIATE TERM BOND FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------
FINANCIAL STATEMENTS                       25
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              31
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        41
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       41



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -1.05%    4.95%    4.17%    5.23%
Excluding sales charges     3.61     9.89     5.14     5.71




(With sales charges)


(LINE GRAPH)

              MAINSTAY INTERMEDIATE    BARCLAYS CAPITAL
                    TERM BOND           U.S. AGGREGATE
                       FUND               BOND INDEX
              ---------------------    ----------------
4/30/00                9550                  10000
                      10653                  11239
                      11189                  12119
                      12235                  13388
                      12374                  13632
                      12955                  14348
                      12971                  14450
                      13892                  15514
                      14611                  16579
                      15145                  17215
4/30/10               16643                  18643



CLASS A SHARES(3)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -0.87%     5.16%    4.26%    5.27%
Excluding sales charges     3.80     10.12     5.23     5.76




(With sales charges)


(LINE GRAPH)

                         MAINSTAY INTERMEDIATE    BARCLAYS CAPITAL
                               TERM BOND           U.S. AGGREGATE
                                  FUND               BOND INDEX
                         ---------------------    ----------------
4/30/00                          23875                  25000
                                 26632                  28096
                                 27973                  30299
                                 30588                  33469
                                 30935                  34079
                                 32387                  35870
                                 32428                  36125
                                 34730                  38784
                                 36517                  41447
                                 37943                  43037
4/30/10                          41782                  46607



CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -1.66%    4.11%    4.02%    4.94%
Excluding sales charges     3.34     9.11     4.36     4.94




(With sales charges)


(LINE GRAPH)

            MAINSTAY INTERMEDIATE    BARCLAYS CAPITAL
                  TERM BOND           U.S. AGGREGATE
                     FUND               BOND INDEX
            ---------------------    ----------------
4/30/00             10000                  10000
                    11076                  11239
                    11539                  12119
                    12524                  13388
                    12587                  13632
                    13080                  14348
                    13012                  14450
                    13816                  15514
                    14418                  16579
                    14838                  17215
4/30/10             16190                  18643








1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          2.34%    8.10%    4.38%    4.95%
Excluding sales charges     3.34     9.10     4.38     4.95



(With sales charges)


(LINE GRAPH)

              MAINSTAY INTERMEDIATE    BARCLAYS CAPITAL
                    TERM BOND           U.S. AGGREGATE
                       FUND               BOND INDEX
              ---------------------    ----------------
4/30/00               10000                  10000
                      11076                  11239
                      11539                  12119
                      12524                  13388
                      12587                  13632
                      13080                  14348
                      13013                  14450
                      13817                  15514
                      14434                  16579
                      14854                  17215
4/30/10               16206                  18643



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
                            3.96%    10.47%    5.58%    6.08%



(With sales charges)


(LINE GRAPH)

                                           MAINSTAY INTERMEDIATE    BARCLAYS CAPITAL
                                                 TERM BOND           U.S. AGGREGATE
                                                    FUND               BOND INDEX
                                           ---------------------    ----------------
4/30/00                                            10000                  10000
                                                   11178                  11239
                                                   11766                  12119
                                                   12895                  13388
                                                   13074                  13632
                                                   13748                  14348
                                                   13826                  14450
                                                   14851                  15514
                                                   15674                  16579
                                                   16330                  17215
4/30/10                                            18040                  18643




 BENCHMARK PERFORMANCE                                         SIX      ONE      FIVE     TEN
                                                             MONTHS     YEAR    YEARS    YEARS
----------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index(4)                 2.54%     8.30%    5.38%    6.43%
Average Lipper intermediate investment grade debt fund(5)     4.04     15.23     4.50     5.80





   Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been lower.
4. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Intermediate Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERMEDIATE TERM BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,036.10        $5.30          $1,019.60         $5.26
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,038.00        $4.60          $1,020.30         $4.56
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,033.40        $9.08          $1,015.90         $9.00
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,033.40        $9.08          $1,015.90         $9.00
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,039.60        $2.98          $1,021.90         $2.96
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.05% for Investor Class, 0.91% for Class A, 1.80% for Class B and Class C and 0.59% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PIE CHART)

Corporate Bonds                                 42.30
U.S. Government & Federal Agencies              36.10
Short-Term Investment                           13.80
Yankee Bonds                                    10.20
Mortgage-Backed Securities                       8.00
Asset-Backed Securities                          0.50
Municipal Bond                                   0.10
Common Stock                                     0.00
Foreign Government Bond                          0.00
Warrants                                         0.00
Other Assets, Less Liabilities                 (11.00)




 See Portfolio of Investments on page 12 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 4.50%-6.50%, due 2/1/17-11/1/38
    2.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 5.00%-12.50%, due 1/15/14-5/1/38
    3.  United States Treasury Bonds, 4.375%-6.875%, due
        8/15/25-11/15/39
    4.  United States Treasury Notes, 0.875%-3.625%, due
        1/31/12-2/15/20
    5.  N.V. Energy, Inc., 7.803%-8.625%, due 6/15/12-3/15/14

    6.  Federal Home Loan Mortgage Corporation (Mortgage Pass-
        Through Securities), 3.00%-6.50%, due 8/1/10-1/1/38
    7.  Freddie Mac (Collateralized Mortgage Obligations),
        3.50%-5.00%, due 6/15/13-6/15/34
    8.  AgriBank FCB, 9.125%, due 7/15/19
    9. Greenwich Capital Commercial Funding Corp., 5.224%-5.317%, due 6/10/36-4/10/37
   10.  Coventry Health Care, Inc., 5.95%-6.125%, due
        1/15/15-3/15/17






8    MainStay Intermediate Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INTERMEDIATE TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 3.61% for Investor Class shares, 3.80% for Class A shares, 3.34% for Class B shares and 3.34% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 3.96%. All share classes underperformed the 4.04% return of the average Lipper(1) intermediate investment grade debt fund for the six-month reporting period. All share classes outperformed the 2.54% return of the Barclays Capital U.S. Aggregate Bond Index(2) for the six months ended April 30, 2010. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securitiesmarket index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Relative to the Barclays Capital U.S. Aggregate Bond Index, the Fund benefited from overweight positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities. A modest allocation to mortgage-backed securities collateralized by jumbo residential loans larger than the conforming standards of Fannie Mae and Freddie Mac added value as well. Individual issue selection among investment-grade corporate bonds, especially a bias toward bonds rated BBB,(3) also helped. Nimble use of the new-issue calendar and a variety of well-timed sales further strengthened the Fund's relative performance.

A less aggressive position in corporate bonds and non-investment-grade securities along with a bias toward a flatter Treasury yield curve(4) detracted from the Fund's results relative to its Lipper peers during a period when the yield curve steepened.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

Early in 2009, the Federal Reserve formally adopted and implemented quantitative easing, a way to expand the money supply through direct security purchases. Policymakers intended to purchase $300 billion of longer-term Treasurys, $1.25 trillion of agency mortgage-backed securities, and $200 billion of agency debt. As these purchase programs wound to conclusion in 2010, we rotated Fund assets away from these sectors toward purchases of corporate bonds and commercial mortgage-backed securities. We expected these fixed-income sectors would have better total returns than government-related debt for two reasons. First, prospects for both credit-related sectors were aligned with an improving economy, implying positive price returns as spreads(5) to U.S. Treasury securities tightened. Second, there was healthy investor demand for higher-yielding products during the reporting period. The strategy benefited the Fund's performance.

At the same time, the Federal Reserve's resolve to maintain its targeted federal funds rate near zero helped quiet interest-rate volatility. This gave us the confidence we needed to put an emphasis on higher-coupon mortgage-backed securities that offer better yields than the sector average. The higher yield helped compensate for the risk of unpredictable cash flows from the securities. That risk is diminished when interest-rate volatility is subdued and U.S. Treasury security yields remain range-bound.

The housing sector strengthened during the reporting period, and we established a Fund position in securities tied to jumbo residential mortgages. We believed that these securities had better opportunities to appreciate in price from their distressed levels in the spring of 2009.

Through coupon income and spread narrowing, both mortgage-backed strategies added value to the Fund's results relative to its benchmark during the reporting period.



1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
3. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The U.S. Treasury yield curve is said to flatten when the differential in yield between shorter-maturity and longer-maturity Treasury securities narrows.
5. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9

WHICH FIXED-INCOME SECTORS CONTRIBUTED MOST POSITIVELY TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Overweight allocations to investment-grade corporate bonds, high-yield corporate bonds and commercial mortgage-backed securities were positive contributors to the Fund's relative performance during the reporting period, as the average spread on each of these sectors narrowed significantly.

Effective issue selection within investment-grade corporate bonds also contributed positively to the Fund's performance during the reporting period. In an environment where liquidity premiums receded, the Fund benefited from increased exposure to corporate issuers that were less mainstream, such as Teachers Insurance, Agribank and Prologis. We also positioned the Fund for a recovery in the financials sector by increasing exposure to regional banks such as Regions Financial and KeyBank. Further, when we liked a company's prospects, we bought bonds across the issuer's yield curve rather than restricting our attention to a single maturity. This strategy allowed the Fund to more fully participate in gains as a company's credit fundamentals improved. Examples where this strategy was adopted with positive results included Altria, Coventry Health Care, Williams Partners, NGPL Pipeco and Dow Chemical.

As mentioned earlier, securities tied to jumbo residential mortgages appreciated in price and added value. The price action reflected investors' expectations about the future performance of the underlying loans.

WHAT INVESTMENT DECISIONS DETRACTED MOST FROM THE FUND'S RELATIVE RESULTS DURING THE REPORTING PERIOD?

We favored intermediate-duration over short-duration corporate bonds. This view imposed a yield-curve flattening bias that detracted from performance.

Transaction costs in increasing allocations to high-yield corporate bonds and commercial mortgage-backed securities tempered gains from the Fund's overweight positions in these sectors. Also, the Fund held positions in Royal Bank of Scotland, Telecom Italia and multinational electric utility Enel that carried exposure to peripheral Eurozone countries whose economies were under stress. Moreover, some of the Fund's non-investment-grade holdings in the gaming and lodging sector and the wireless telecommunications sector had sluggish performance relative to the broader high-yield corporate bond universe. Gaming and lodging issues that disappointed were Starwood Hotels & Resorts Worldwide, Penn National Gaming and Peninsula Gaming. Wireless telecommunications detractors included Sprint Nextel, Inmarsat and SBA Communications.

WHAT WAS THE FUND'S DURATION DURING THE REPORTING PERIOD?

The Fund maintained an intermediate duration(6) near 4.0 years and made modest technical adjustments depending on the direction we felt interest rates were likely to move over the near- to medium-term. Given the rise in Treasury yields during the reporting period, the Fund would have benefited more from a shorter duration.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, we sold U.S. Treasury securities and residential pass-through mortgages(7) issued by government-related entities Fannie Mae, Freddie Mac and Ginnie Mae. We reinvested the proceeds in high-yield corporate bonds and commercial mortgage-backed securities. In our view, high-yield debt and commercial real estate had better prospects in an improving economy than U.S. Treasury securities or agency residential mortgages. In addition, heavy Treasury issuance and the end of the Federal Reserve's purchase program for agency mortgage-backed securities weighed on security prices in these sectors. The trades we made contributed positively to Fund performance.

The Fund also benefited during the reporting period from our relative-value trading within investment-grade corporate bonds. Purchases were often funded with sales of U.S. Treasury securities or sales of corporate bonds that had achieved fair value. Examples of the former include purchases of Incitec Pivot and CVS in a trade against Treasurys. An example of the latter was the purchase of Williams Partners funded with sales of Sonat and Daimler Chrysler. As mentioned earlier, we raised the Fund's allocation to the financials sector by purchasing debt of regional banks, such as KeyBank and Regions Financial. These trades were successful, as bank balance sheets strengthened.

Toward the end of the reporting period, we introduced Fund exposure to the Korean won using currency forwards.


6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners' monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

10    MainStay Intermediate Term Bond Fund

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

We increased the Fund's allocations to investment-grade corporate bonds, high-yield corporate bonds and commercial mortgage-backed securities during the reporting period as we sought to boost yield and to align the Fund with more robust demand for credit risk. The trades were funded with cash, sales of U.S. Treasurys and sales of agency mortgage-backed securities. The trades also modestly lengthened the Fund's duration.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, the Fund was overweight relative to the Barclays Capital U.S. Aggregate Bond Index in high-yield corporate bonds, investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities. On the same date, the Fund was underweight relative to the benchmark index in U.S. Treasurys, agency debentures and agency mortgage-backed securities. Owing to stronger demand for risk assets, the Fund benefited from underweight positions in government-related sectors and overweight positions in credit-sensitive and commercial sectors.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2010 UNAUDITED


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 97.2%+
ASSET-BACKED SECURITIES 0.5%
-------------------------------------------------------

CREDIT CARDS 0.1%
Chase Issuance Trust Series
  2006-C4, Class C4
  0.544%, due 1/15/14 (a)     $   750,000  $    739,929
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 0.2%
Dominos Pizza Master Issuer
  LLC
  Series 2007-1, Class A2
  5.261%, due 4/25/37 (b)         550,000       509,176
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (b)         395,000       387,132
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (b)(c)       39,564        39,557
                                           ------------
                                                935,865
                                           ------------

HOME EQUITY 0.1%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (d)         202,119       198,994
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (d)         353,666       350,436
                                           ------------
                                                549,430
                                           ------------

UTILITIES 0.1%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23             675,000       760,501
                                           ------------
Total Asset-Backed
  Securities
  (Cost $2,964,982)                           2,985,725
                                           ------------


CORPORATE BONDS 42.3%
-------------------------------------------------------

ADVERTISING 0.1%
Lamar Media Corp.
  9.75%, due 4/1/14               345,000       383,812
                                           ------------


AEROSPACE & DEFENSE 0.0%++
L-3 Communications Corp.
  6.125%, due 7/15/13             133,000       134,995
                                           ------------


AGRICULTURE 1.8%
Altria Group, Inc.
  9.25%, due 8/6/19               470,000       580,582
  9.70%, due 11/10/18           4,310,000     5,420,217
Cargill, Inc.
  4.375%, due 6/1/13 (b)          890,000       932,375
  5.20%, due 1/22/13 (b)        1,000,000     1,065,783
  6.00%, due 11/27/17 (b)       1,935,000     2,126,375


Lorillard Tobacco Co.
  6.875%, due 5/1/20              685,000       704,081
                                           ------------
                                             10,829,413
                                           ------------

AIRLINES 0.0%++
Northwest Airlines, Inc.
  (Escrow Shares)
  8.875%, due 6/1/49 (e)(f)         5,000            31
  10.00%, due 2/1/49 (e)(f)        10,000            62
                                           ------------
                                                     93
                                           ------------

APPAREL 0.0%++
Unifi, Inc.
  11.50%, due 5/15/14              10,000        10,300
                                           ------------


AUTO MANUFACTURERS 0.0%++
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (b)          250,000       254,946
                                           ------------


AUTO PARTS & EQUIPMENT 0.0%++
FleetPride Corp.
  11.50%, due 10/1/14 (b)          25,000        22,875
Goodyear Tire & Rubber Co.
  (The)
  10.50%, due 5/15/16             173,000       192,679
                                           ------------
                                                215,554
                                           ------------

BANKS 3.5%
V  AgriBank FCB
  9.125%, due 7/15/19           5,795,000     6,660,669
Bank of America Corp.
  5.75%, due 8/15/16            1,400,000     1,436,497
  6.50%, due 8/1/16             1,375,000     1,483,156
Discover Bank/Greenwood DE
  7.00%, due 4/15/20            3,800,000     3,904,329
KeyBank N.A.
  5.80%, due 7/1/14             3,765,000     3,993,976
Morgan Stanley
  5.625%, due 9/23/19             285,000       281,087
Regions Bank
  3.25%, due 12/9/11 (g)        1,635,000     1,694,962
USB Capital IX
  6.189%, due 10/29/49 (a)        470,000       408,312


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

12    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
Wachovia Corp.
  5.50%, due 5/1/13           $   400,000  $    434,943
                                           ------------
                                             20,297,931
                                           ------------

BEVERAGES 1.2%
Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12           1,192,000     1,225,941
  5.375%, due 11/15/14 (b)      2,500,000     2,719,783
Coca-Cola Enterprises, Inc.
  8.00%, due 9/15/22              750,000       963,593
Constellation Brands, Inc.
  7.25%, due 5/15/17                5,000         5,100
  8.375%, due 12/15/14          1,061,000     1,137,923
Dr. Pepper Snapple Group,
  Inc.
  6.82%, due 5/1/18               725,000       843,163
                                           ------------
                                              6,895,503
                                           ------------


BUILDING MATERIALS 0.3%
Texas Industries, Inc.
  7.25%, due 7/15/13            1,184,000     1,179,560
USG Corp.
  6.30%, due 11/15/16             630,000       582,750
                                           ------------
                                              1,762,310
                                           ------------

CHEMICALS 2.4%
Chevron Phillips Chemical
  Co. LLC
  8.25%, due 6/15/19 (b)        3,430,000     4,136,896
Dow Chemical Co. (The)
  5.90%, due 2/15/15            2,005,000     2,199,182
  8.55%, due 5/15/19            1,015,000     1,240,246
Incitec Pivot Finance LLC
  6.00%, due 12/10/19 (b)       5,000,000     5,210,305
Mosaic Global Holdings, Inc.
  7.625%, due 12/1/16 (b)          15,000        16,469
Nalco Co.
  8.25%, due 5/15/17 (b)        1,077,000     1,155,083
Olin Corp.
  8.875%, due 8/15/19             170,000       184,875
Westlake Chemical Corp.
  6.625%, due 1/15/16             180,000       180,000
                                           ------------
                                             14,323,056
                                           ------------

COAL 0.1%
Peabody Energy Corp.
  7.375%, due 11/1/16             441,000       467,460
  7.875%, due 11/1/26              15,000        15,825
                                           ------------
                                                483,285
                                           ------------

COMMERCIAL SERVICES 0.2%
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13             180,000       182,025
Lender Processing Services,
  Inc.
  8.125%, due 7/1/16              885,000       943,631
Quebecor World, Inc.
  (Litigation Recovery
  Trust-Escrow Shares)
  9.75%, due 8/1/49
  (b)(c)(f)(h)                     15,000           780
Service Corp. International
  7.625%, due 10/1/18              10,000        10,225
                                           ------------
                                              1,136,661
                                           ------------

COMPUTERS 0.2%
Hewlett-Packard Co.
  6.125%, due 3/1/14              350,000       397,788
SunGard Data Systems, Inc.
  4.875%, due 1/15/14              10,000         9,513
  9.125%, due 8/15/13             458,000       470,022
                                           ------------
                                                877,323
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 4.4%
Bear Stearns Cos., Inc.
  (The)
  5.30%, due 10/30/15             225,000       242,261
  5.70%, due 11/15/14           1,200,000     1,316,731
  7.25%, due 2/1/18               275,000       317,245
Citigroup, Inc.
  5.50%, due 4/11/13            2,335,000     2,465,804
  6.375%, due 8/12/14           1,250,000     1,348,509
  8.50%, due 5/22/19            1,052,500     1,242,506
HSBC Finance Corp.
  6.375%, due 10/15/11          1,505,000     1,596,007
  6.75%, due 5/15/11              535,000       563,094
International Lease Finance
  Corp.
  5.625%, due 9/20/13           1,010,000       937,835
  5.75%, due 6/15/11            1,480,000     1,476,874
Janus Capital Group, Inc.
  6.95%, due 6/15/17            1,166,000     1,187,865
Jefferies Group, Inc.
  5.50%, due 3/15/16              800,000       808,157
John Deere Capital Corp.
  4.90%, due 9/9/13               930,000     1,015,989
JPMorgan Chase & Co.
  5.125%, due 9/15/14           2,140,000     2,287,129
MBNA Corp.
  7.50%, due 3/15/12              240,000       260,144
Merrill Lynch & Co., Inc.
  5.00%, due 2/3/14               800,000       831,190
  6.15%, due 4/25/13              790,000       854,870
Morgan Stanley
  4.75%, due 4/1/14             1,495,000     1,525,180
  6.00%, due 4/28/15              300,000       320,578
Nationstar
  Mortgage/Nationstar
  Capital Corp.
  10.875%, due 4/1/15 (b)         241,000       232,565


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Nissan Motor Acceptance
  Corp.
  4.50%, due 1/30/15 (b)      $ 3,240,000  $  3,271,321
SLM Corp.
  8.00%, due 3/25/20              241,000       231,963
Textron Financial Corp.
  5.40%, due 4/28/13            1,305,000     1,358,860
                                           ------------
                                             25,692,677
                                           ------------

ELECTRIC 3.7%
AES Corp. (The)
  8.00%, due 10/15/17           2,145,000     2,209,350
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                41,562        42,709
Allegheny Energy Supply Co.
  LLC
  5.75%, due 10/15/19 (b)       1,605,000     1,592,152
Ameren Energy Generating Co.
  6.30%, due 4/1/20             1,585,000     1,606,901
Calpine Construction Finance
  Co., L.P. and CCFC Finance
  Corp.
  8.00%, due 6/1/16 (b)         1,111,000     1,149,885
CMS Energy Corp.
  6.25%, due 2/1/20             2,765,000     2,772,463
V  N.V. Energy, Inc.
  7.803%, due 6/15/12           1,585,000     1,611,658
  8.625%, due 3/15/14           6,958,000     7,140,647
NRG Energy, Inc.
  7.25%, due 2/1/14                 5,000         5,069
  7.375%, due 2/1/16               94,000        93,060
OGE Energy Corp.
  5.00%, due 11/15/14           1,420,000     1,502,910
Public Service Co. of New
  Mexico
  7.95%, due 5/15/18               49,000        52,282
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                1,000         1,075
Toledo Edison Co. (The)
  7.25%, due 5/1/20               780,000       912,582
Virginia Electric and Power
  Co.
  5.10%, due 11/30/12             660,000       719,190
                                           ------------
                                             21,411,933
                                           ------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.2%
Belden, Inc.
  7.00%, due 3/15/17            1,155,000     1,137,675
  9.25%, due 6/15/19 (b)          137,000       147,275
                                           ------------
                                              1,284,950
                                           ------------

ELECTRONICS 0.3%
Agilent Technologies, Inc.
  6.50%, due 11/1/17            1,700,000     1,858,913
                                           ------------


ENTERTAINMENT 0.4%
Peninsula Gaming LLC
  8.375%, due 8/15/15 (b)       1,136,000     1,161,560
Penn National Gaming, Inc.
  6.75%, due 3/1/15             1,164,000     1,158,180
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                30,000        30,150
Vail Resorts, Inc.
  6.75%, due 2/15/14               30,000        30,375
                                           ------------
                                              2,380,265
                                           ------------

ENVIRONMENTAL CONTROLS 0.2%
Clean Harbors, Inc.
  7.625%, due 8/15/16           1,100,000     1,145,375
Geo Sub Corp.
  11.00%, due 5/15/12              20,000        19,725
                                           ------------
                                              1,165,100
                                           ------------

FOOD 1.0%
Kraft Foods, Inc.
  6.125%, due 2/1/18            3,770,000     4,164,470
  7.00%, due 8/11/37            1,260,000     1,435,375
Tyson Foods, Inc.
  10.50%, due 3/1/14              225,000       266,906
                                           ------------
                                              5,866,751
                                           ------------

FOREST PRODUCTS & PAPER 0.2%
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (b)        1,110,000     1,154,400
  8.875%, due 5/15/31              50,000        55,500
Weyerhaeuser Co.
  7.375%, due 10/1/19             131,000       143,022
                                           ------------
                                              1,352,922
                                           ------------

GAS 0.2%
Centerpoint Energy, Inc.
  6.85%, due 6/1/15             1,135,000     1,277,086
                                           ------------


HEALTH CARE--PRODUCTS 0.0%++
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14               15,000        15,787
                                           ------------


HEALTH CARE--SERVICES 2.3%
CIGNA Corp.
  8.50%, due 5/1/19               875,000     1,075,981
V  Coventry Health Care,
  Inc.
  5.95%, due 3/15/17            1,635,000     1,594,289
  6.125%, due 1/15/15           4,668,000     4,759,773


14    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE--SERVICES (CONTINUED)
HCA, Inc.
  6.25%, due 2/15/13          $    11,000  $     11,069
  6.375%, due 1/15/15             165,000       160,669
  8.50%, due 4/15/19 (b)          888,000       975,690
  8.75%, due 9/1/10                 5,000         5,100
Roche Holdings, Inc.
  6.00%, due 3/1/19 (b)         1,775,000     1,990,322
WellPoint, Inc.
  5.00%, due 12/15/14           1,895,000     2,035,044
  5.25%, due 1/15/16              925,000       989,547
                                           ------------
                                             13,597,484
                                           ------------

HOLDING COMPANY--DIVERSIFIED 0.0%++
Kansas City Southern Railway
  8.00%, due 6/1/15               175,000       185,062
                                           ------------


INSURANCE 1.6%
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17             1,015,000     1,018,806
MetLife, Inc.
  6.125%, due 12/1/11             460,000       491,485
St. Paul Travelers Cos.,
  Inc. (The)
  6.25%, due 6/20/16            1,200,000     1,356,209
Teachers Insurance & Annuity
  Association of America
  6.85%, due 12/16/39 (b)       4,500,000     5,074,047
Travelers Cos., Inc. (The)
  6.25%, due 3/15/67 (a)          475,000       467,152
Unum Group
  7.125%, due 9/30/16             750,000       823,959
Willis North America, Inc.
  6.20%, due 3/28/17               88,000        90,106
                                           ------------
                                              9,321,764
                                           ------------

LODGING 0.3%
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  2.757%, due 3/15/14 (a)(b)       10,000         8,938
Sheraton Holding Corp.
  7.375%, due 11/15/15            177,000       188,947
Starwood Hotels & Resorts
  Worldwide, Inc.
  6.75%, due 5/15/18              856,000       881,680
Wyndham Worldwide Corp.
  6.00%, due 12/1/16              345,000       343,559
Wynn Las Vegas LLC/Wynn Las
  Vegas Capital Corp.
  6.625%, due 12/1/14             116,000       117,450
                                           ------------
                                              1,540,574
                                           ------------

MEDIA 2.1%
Charter Communications
  Operating LLC
  8.00%, due 4/30/12 (b)        1,141,000     1,209,460
Comcast Cable Holdings LLC
  9.80%, due 2/1/12             1,205,000     1,362,744
CSC Holdings, Inc.
  6.75%, due 4/15/12              180,000       189,000
  8.50%, due 6/15/15 (b)        1,067,000     1,136,355
Morris Publishing Group LLC
  10.00%, due 9/1/14 (c)            5,213         4,913
NBC Universal, Inc.
  5.15%, due 4/30/20 (b)        2,900,000     2,933,846
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (b)            15,000        15,206
Time Warner Cable, Inc.
  8.25%, due 2/14/14            2,535,000     2,992,461
Time Warner, Inc.
  7.70%, due 5/1/32             1,980,000     2,323,548
Ziff Davis Media, Inc.
  8.801%, due 7/15/11
  (c)(h)(i)                         8,624         1,691
                                           ------------
                                             12,169,224
                                           ------------

MINING 0.2%
Alcoa, Inc.
  5.90%, due 2/1/27               560,000       516,312
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                10,000        10,888
Vulcan Materials Co.
  6.30%, due 6/15/13              500,000       551,390
                                           ------------
                                              1,078,590
                                           ------------

MISCELLANEOUS--MANUFACTURING 0.4%
Colt Defense LLC/Colt
  Finance Corp.
  8.75%, due 11/15/17 (b)       1,118,000     1,062,100
SPX Corp.
  7.625%, due 12/15/14          1,100,000     1,163,250
                                           ------------
                                              2,225,350
                                           ------------

OFFICE & BUSINESS EQUIPMENT 0.7%
Xerox Corp.
  4.25%, due 2/15/15            4,055,000     4,144,344
                                           ------------


OFFICE FURNISHINGS 0.0%++
Interface, Inc.
  11.375%, due 11/1/13            135,000       154,575
                                           ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS 3.9%
Anadarko Petroleum Corp.
  7.95%, due 6/15/39          $   500,000  $    616,425
Chesapeake Energy Corp.
  6.50%, due 8/15/17              192,000       187,200
  6.625%, due 1/15/16             780,000       768,300
  6.875%, due 1/15/16             289,000       288,278
Concho Resources,
  Inc./Midland TX
  8.625%, due 10/1/17             131,000       139,843
EQT Corp.
  8.125%, due 6/1/19            2,945,000     3,570,863
Forest Oil Corp.
  7.25%, due 6/15/19               20,000        20,300
  8.00%, due 12/15/11              10,000        10,575
Frontier Oil Corp.
  8.50%, due 9/15/16              601,000       620,532
KazMunaiGaz Finance Sub B.V.
  11.75%, due 1/23/15 (b)         165,000       207,900
Marathon Oil Corp.
  6.50%, due 2/15/14              860,000       970,818
Motiva Enterprises LLC
  5.75%, due 1/15/20 (b)        3,175,000     3,403,470
Newfield Exploration Co.
  6.625%, due 9/1/14              100,000       101,750
  6.625%, due 4/15/16             865,000       875,812
Pemex Project Funding Master
  Trust 6.625%, due 6/15/35        25,000        24,744
Plains Exploration &
  Production Co.
  7.75%, due 6/15/15              453,000       463,192
Pride International, Inc.
  7.375%, due 7/15/14           3,855,000     3,961,012
  8.50%, due 6/15/19              340,000       390,575
Questar Market Resources,
  Inc.
  6.05%, due 9/1/16             2,000,000     2,079,268
  6.80%, due 3/1/20             1,306,000     1,357,010
Range Resources Corp.
  7.50%, due 5/15/16              180,000       187,200
Tesoro Corp.
  6.50%, due 6/1/17             1,545,000     1,452,300
Whiting Petroleum Corp.
  7.00%, due 2/1/14               855,000       882,787
  7.25%, due 5/1/12               270,000       270,338
  7.25%, due 5/1/13                 5,000         5,063
                                           ------------
                                             22,855,555
                                           ------------

OIL & GAS SERVICES 0.3%
Halliburton Co.
  6.15%, due 9/15/19            1,350,000     1,534,027
SEACOR Holdings, Inc.
  7.375%, due 10/1/19             340,000       358,748
                                           ------------
                                              1,892,775
                                           ------------

PACKAGING & CONTAINERS 0.1%
Crown Americas LLC/Crown
  Americas Capital Corp.
  7.75%, due 11/15/15             436,000       452,350
                                           ------------


PHARMACEUTICALS 0.0%++
Medco Health Solutions, Inc.
  7.25%, due 8/15/13              155,000       177,189
NBTY, Inc.
  7.125%, due 10/1/15              10,000        10,063
                                           ------------
                                                187,252
                                           ------------

PIPELINES 4.1%
Boardwalk Pipelines, L.P.
  5.875%, due 11/15/16          2,445,000     2,673,194
Copano Energy LLC
  8.125%, due 3/1/16            1,119,000     1,135,785
El Paso Pipeline Partners
  Operating Co. LLC
  6.50%, due 4/1/20             4,185,000     4,320,029
Energy Transfer Partners,
  L.P.
  8.50%, due 4/15/14              295,000       346,349
Gulfstream Natural Gas
  System LLC
  6.95%, due 6/1/16 (b)         1,420,000     1,616,893
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14             624,000       611,520
  6.875%, due 11/1/14             144,000       141,480
NGPL Pipeco LLC
  7.119%, due 12/15/17 (b)      2,780,000     3,160,037
  7.768%, due 12/15/37 (b)        820,000       972,983
ONEOK Partners, L.P.
  8.625%, due 3/1/19              200,000       251,008
ONEOK, Inc.
  6.00%, due 6/15/35            1,425,000     1,401,482
Panhandle Eastern Pipeline
  Co., L.P.
  6.20%, due 11/1/17            3,485,000     3,763,636
  8.125%, due 6/1/19              600,000       710,761
Williams Cos., Inc. (The)
  7.875%, due 9/1/21              741,000       887,011
Williams Partners, L.P.
  5.25%, due 3/15/20 (b)        2,225,000     2,288,524
                                           ------------
                                             24,280,692
                                           ------------

REAL ESTATE INVESTMENT TRUSTS 1.4%
Equity One, Inc.
  6.25%, due 12/15/14             850,000       890,095


16    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Health Care Property
  Investors, Inc.
  6.00%, due 1/30/17          $ 3,450,000  $  3,523,012
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14              10,000        10,163
Host Marriott, L.P.
  6.375%, due 3/15/15             165,000       165,825
  Series Q
  6.75%, due 6/1/16             1,062,000     1,083,240
ProLogis
  7.375%, due 10/30/19          2,620,000     2,723,087
                                           ------------
                                              8,395,422
                                           ------------

RETAIL 0.9%
Best Buy Co., Inc.
  6.75%, due 7/15/13            1,620,000     1,812,472
CVS Caremark Corp.
  5.75%, due 6/1/17               575,000       629,576
  5.789%, due 1/10/26 (b)(h)       94,951        94,285
  6.302%, due 6/1/62 (a)          560,000       540,400
Home Depot, Inc.
  5.40%, due 3/1/16               410,000       449,712
J.C. Penney Corp., Inc.
  7.125%, due 11/15/23            439,000       473,023
Limited Brands, Inc.
  8.50%, due 6/15/19              127,000       140,970
Penske Auto Group, Inc.
  7.75%, due 12/15/16             686,000       672,280
TJX Cos., Inc.
  6.95%, due 4/15/19              330,000       394,085
                                           ------------
                                              5,206,803
                                           ------------

SAVINGS & LOANS 1.2%
Amsouth Bank/Birmingham AL
  5.20%, due 4/1/15             1,435,000     1,395,708
New Communications Holdings,
  Inc.
  8.75%, due 4/15/22 (b)        3,720,000     3,831,600
Teco Finance, Inc.
  6.75%, due 5/1/15             1,730,000     1,948,143
                                           ------------
                                              7,175,451
                                           ------------

TELECOMMUNICATIONS 2.1%
Alltel Corp.
  6.50%, due 11/1/13            2,635,000     2,971,969
AT&T, Inc.
  6.70%, due 11/15/13           2,580,000     2,954,128
Corning, Inc.
  8.875%, due 8/15/21           1,900,000     2,353,348
Crown Castle International
  Corp.
  7.125%, due 11/1/19             243,000       244,215
GCI, Inc.
  8.625%, due 11/15/19 (b)      1,112,000     1,131,460
iPCS, Inc.
  2.374%, due 5/1/13 (a)            5,000         4,725
SBA Telecommunications, Inc.
  8.00%, due 8/15/16 (b)           86,000        90,730
  8.25%, due 8/15/19 (b)        1,070,000     1,147,575
Sprint Nextel Corp.
  8.375%, due 8/15/17             139,000       143,691
tw telecom holdings, Inc.
  8.00%, due 3/1/18 (b)           960,000       993,600
                                           ------------
                                             12,035,441
                                           ------------

TEXTILES 0.2%
INVISTA
  9.25%, due 5/1/12 (b)         1,108,000     1,121,850
                                           ------------


TRANSPORTATION 0.1%
Burlington Northern Santa Fe
  5.65%, due 5/1/17               455,000       495,410
                                           ------------
Total Corporate Bonds
  (Cost $235,937,971)                       248,427,534
                                           ------------


FOREIGN GOVERNMENT BOND 0.0%++
-------------------------------------------------------

VENEZUELA 0.0%++
Republic of Venezuela
  6.00%, due 12/9/20              169,000       105,625
                                           ------------
Total Foreign Government
  Bond
  (Cost $125,953)                               105,625
                                           ------------


MORTGAGE-BACKED SECURITIES 8.0%
-------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 8.0%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45            558,033       562,193
  Series 2007-2, Class A4
  5.867%, due 4/10/49           2,560,000     2,504,897
Bayview Commercial Asset
  Trust Series 2006-4A,
  Class A1
  0.493%, due 12/25/36
  (a)(b)(c)                       197,250       144,628
Bear Stearns Commercial
  Mortgage Securities
  Series 2005-PW10, Class A4
  5.405%, due 12/11/40          2,550,000     2,646,164
  Series 2007-PW16, Class A4
  5.908%, due 6/11/40           2,270,000     2,311,481


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                PRINCIPAL
                                   AMOUNT         VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Citigroup Commercial
  Mortgage Trust Series
  2008-C7, Class A4
  6.298%, due 12/10/49        $ 1,300,000  $  1,332,883
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2006-CD3, Class A5
  5.617%, due 10/15/48          3,390,000     3,486,911
Commercial Mortgage Loan
  Trust
  6.22%, due 12/10/49             990,000     1,001,489
Country Wide Alternative
  Loan Trust Series 2005-76,
  Class 2A1
  1.463%, due 2/25/36 (a)       2,945,975     1,802,178
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (b)        470,000       478,457
V  Greenwich Capital
  Commercial Funding Corp.
  Series 2005-GG5, Class A5
  5.224%, due 4/10/37           2,960,000     3,006,966
  Series 2004-GG1, Class A7
  5.317%, due 6/10/36           3,275,000     3,463,367
GS Mortgage Securities Corp.
  Series 2004-GG2, Class A6
  5.396%, due 8/10/38           3,060,000     3,221,928
GS Mortgage Securities Corp.
  II
  Series 2006-GG6, Class A4
  5.553%, due 4/10/38           2,040,000     2,089,073
  Series 2007-GG10, Class A4
  5.999%, due 8/10/45           3,095,000     3,031,014
Harborview Mortgage Loan
  Trust Series 2005-11,
  Class 2A1A
  0.566%, due 8/19/45 (a)          75,359        50,748
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2007-LDPX, Class A3
  5.42%, due 1/15/49            2,565,000     2,472,722
  Series 2007-CB18, Class A4
  5.44%, due 6/12/47            2,260,000     2,234,212
JP Morgan Mortgage Trust
  Series 2007-S3, Class 1A96
  6.00%, due 8/25/37              853,719       723,660
  Series 2007-S3, Class 1A97
  6.00%, due 8/25/37            1,878,181     1,629,615
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29              80,035        80,130
  Series 2007-C6, Class A4
  5.858%, due 7/15/40           1,680,000     1,681,318
Morgan Stanley Capital I
  Series 2007-IQ15, Class A4
  6.076%, due 6/11/49           2,585,000     2,604,608
Mortgage Equity Conversion
  Asset Trust Series 2007-
  FF2, Class A
  0.88%, due 2/25/42
  (a)(b)(c)(h)                    453,299       436,300
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36 (b)        160,000       168,735
Wachovia Bank Commercial
  Mortgage Trust Series
  2007-C33, Class A4
  6.10%, due 2/15/51              990,000       973,351
WaMu Mortgage Pass-Through
  Certificate
  Series 2006-AR7, Class 2A
  1.443%, due 7/25/46 (a)       4,280,565     2,815,351
                                           ------------
Total Mortgage-Backed
  Securities
  (Cost $47,534,971)                         46,954,379
                                           ------------


MUNICIPAL BOND 0.1%
-------------------------------------------------------

WEST VIRGINIA 0.1%
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47              430,000       356,745
                                           ------------
Total Municipal Bond
  (Cost $430,000)                               356,745
                                           ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 36.1%
-------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.0%++
  Series 2006-B1, Class AB
  6.00%, due 6/25/16              212,341       221,675
  Series 1991-66, Class J
  8.125%, due 6/25/21               1,036         1,153
                                           ------------
                                                222,828
                                           ------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 1.4%
  3.00%, due 8/1/10               117,939       118,178
  5.00%, due 8/1/33             1,466,527     1,532,934
  5.044%, due 6/1/35 (a)          709,898       746,872
  5.50%, due 1/1/21               499,593       537,892
  5.50%, due 2/1/33               690,449       733,609
  5.50%, due 7/1/34             1,319,037     1,401,490
  5.50%, due 4/1/37               113,298       119,920
  5.50%, due 5/1/37                89,578        94,814
  5.50%, due 7/1/37               451,165       477,157
  5.50%, due 1/1/38               526,758       557,105
  6.00%, due 2/1/11                 1,111         1,133


18    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 2/1/27           $   332,396  $    357,265
  6.00%, due 3/1/36               696,404       750,085
  6.50%, due 4/1/37               588,904       639,543
                                           ------------
                                              8,067,997
                                           ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 0.5%
  4.625%, due 5/1/13            2,605,000     2,793,440
                                           ------------


V  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 18.0%
  4.50%, due 4/1/18               319,632       337,458
  4.50%, due 7/1/18             1,146,017     1,209,931
  4.50%, due 11/1/18            1,491,333     1,574,505
  4.50%, due 10/1/20 TBA (j)   16,270,000    16,908,093
  4.50%, due 6/1/23             3,016,475     3,141,815
  5.00%, due 9/1/17               507,616       541,779
  5.00%, due 9/1/20               411,312       437,965
  5.00%, due 10/1/20              498,201       530,484
  5.00%, due 12/1/20            1,010,870     1,076,375
  5.00%, due 10/1/33            1,098,913     1,147,471
  5.00%, due 6/1/35             5,889,329     6,144,042
  5.00%, due 7/1/35             1,240,858     1,291,423
  5.00%, due 12/1/35 TBA (j)      580,000       600,300
  5.00%, due 1/1/36             1,687,375     1,756,136
  5.00%, due 2/1/36            12,898,843    13,424,471
  5.00%, due 5/1/36             4,794,949     4,990,343
  5.00%, due 9/1/36             1,198,409     1,247,244
  5.50%, due 2/1/17               380,437       408,947
  5.50%, due 6/1/21             1,468,417     1,574,332
  5.50%, due 6/1/33             7,640,913     8,110,192
  5.50%, due 11/1/33            1,018,348     1,080,891
  5.50%, due 12/1/33              733,090       778,114
  5.50%, due 4/1/34             3,148,560     3,341,221
  5.50%, due 5/1/34             2,651,760     2,814,622
  5.50%, due 6/1/34               835,730       885,491
  5.50%, due 3/1/35             1,402,110     1,485,594
  5.50%, due 4/1/36             3,535,333     3,736,994
  5.50%, due 12/1/36            1,278,039     1,348,943
  5.50%, due 1/1/37             1,481,199     1,563,375
  5.50%, due 4/1/37             5,163,192     5,445,317
  5.50%, due 7/1/37             1,606,223     1,693,989
  5.50%, due 8/1/37             1,054,870     1,115,042
  5.50%, due 9/1/37                42,872        45,214
  6.00%, due 8/1/17                53,197        57,499
  6.00%, due 1/1/33               373,175       404,455
  6.00%, due 3/1/33               353,215       382,602
  6.00%, due 8/1/34                15,987        17,242
  6.00%, due 9/1/35               964,742     1,048,441
  6.00%, due 1/1/36 TBA (j)     1,400,000     1,494,718
  6.00%, due 6/1/36               925,934       988,502
  6.00%, due 12/1/36              876,470       935,695
  6.00%, due 4/1/37               698,367       738,356
  6.00%, due 9/1/37               261,977       279,024
  6.00%, due 10/1/37            3,004,541     3,177,259
  6.00%, due 11/1/37              169,814       180,864
  6.00%, due 1/1/38                29,318        31,207
  6.00%, due 11/1/38            1,088,403     1,158,548
  6.50%, due 6/1/31                74,778        82,389
  6.50%, due 8/1/31                66,594        73,373
  6.50%, due 10/1/31               49,725        54,786
  6.50%, due 6/1/32                65,543        72,214
  6.50%, due 6/1/36                37,520        40,659
  6.50%, due 7/1/36               128,316       139,051
  6.50%, due 8/1/36                32,248        34,945
  6.50%, due 11/1/36              650,913       705,366
  6.50%, due 2/1/37               184,116       199,231
  6.50%, due 7/1/37                67,546        73,090
  6.50%, due 8/1/37               228,024       246,743
  6.50%, due 9/1/37               822,885       890,439
  6.50%, due 3/1/38               209,033       226,194
                                           ------------
                                            105,521,005
                                           ------------

V  FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATIONS)
  1.3%
  Series 2632, Class NH
  3.50%, due 6/15/13              278,155       282,138
  Series 3104, Class QC
  5.00%, due 9/15/31            2,400,000     2,538,914
  Series 2690, Class PG
  5.00%, due 4/15/32            1,250,000     1,327,978
  Series 2734, Class PG
  5.00%, due 7/15/32            1,804,000     1,910,180
  Series 3113, Class QD
  5.00%, due 6/15/34            1,425,000     1,498,430
                                           ------------
                                              7,557,640
                                           ------------

FREDDIE MAC REFERENCE REMIC
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
Series R001, Class AE
  4.375%, due 4/15/15             820,580       843,804
                                           ------------


V  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 8.9%
  5.00%, due 5/1/38 TBA (j)    17,040,000    17,692,308
  5.50%, due 7/1/36 TBA (j)    19,660,000    20,870,309
  6.00%, due 2/15/29               54,193        58,900
  6.00%, due 4/15/29              222,348       242,155
  6.00%, due 8/15/32              477,369       519,960
  6.00%, due 5/1/36 TBA (j)     6,020,000     6,455,511


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 7/15/28          $    52,951  $     58,587
  6.50%, due 5/15/29               26,800        29,666
  6.50%, due 9/1/33 TBA (j)     6,030,000     6,525,594
  12.50%, due 1/15/14                 941         1,079
                                           ------------
                                             52,454,069
                                           ------------

V  UNITED STATES TREASURY BONDS 3.5%
  4.375%, due 11/15/39          1,065,000     1,038,375
  4.50%, due 8/15/39           14,460,000    14,387,700
  6.25%, due 5/15/30            2,690,000     3,372,588
  6.875%, due 8/15/25           1,305,000     1,699,966
                                           ------------
                                             20,498,629
                                           ------------

V  UNITED STATES TREASURY NOTES 2.2%
  0.875%, due 1/31/12          12,180,000    12,186,188
  3.625%, due 2/15/20             810,000       807,595
                                           ------------
                                             12,993,783
                                           ------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.2%
  (zero coupon), due 8/15/23      820,000       460,095
  (zero coupon), due 8/15/28    2,210,000       954,340
                                           ------------
                                              1,414,435
                                           ------------
Total U.S. Government &
  Federal Agencies
  (Cost $208,065,786)                       212,367,630
                                           ------------


YANKEE BONDS 10.2% (K)
-------------------------------------------------------

AUTO MANUFACTURERS 0.2%
Volvo Treasury AB
  5.95%, due 4/1/15 (b)         1,130,000     1,170,121
                                           ------------


BANKS 1.9%
Lloyds TSB Bank PLC
  4.375%, due 1/12/15 (b)       5,000,000     4,965,030
Royal Bank of Scotland PLC
  (The)
  4.875%, due 8/25/14 (b)       1,405,000     1,437,413
UBS A.G.
  3.875%, due 1/15/15           4,790,000     4,834,447
                                           ------------
                                             11,236,890
                                           ------------

BIOTECHNOLOGY 0.1%
FMC Finance III S.A.
  6.875%, due 7/15/17             455,000       472,062
                                           ------------


BUILDING MATERIALS 0.1%
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11
  (b)(c)(e)                       420,000        54,075
Holcim Capital Corp, Ltd.
  6.875%, due 9/29/39 (b)         500,000       543,269
                                           ------------
                                                597,344
                                           ------------

COAL 0.0%++
Raspadskaya Securities, Ltd.
  7.50%, due 5/22/12              175,000       181,737
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 1.0%
Irish Life & Permanent Group
  Holdings PLC
  3.60%, due 1/14/13 (b)        5,000,000     5,039,570
Virgin Media Secured Finance
  PLC
  6.50%, due 1/15/18 (b)          960,000       964,800
                                           ------------
                                              6,004,370
                                           ------------

ELECTRIC 1.5%
Enel Finance International
  S.A.
  5.125%, due 10/7/19 (b)       3,295,000     3,237,914
  6.00%, due 10/7/39 (b)        2,810,000     2,644,412
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (b)         305,000       329,863
Taqa Abu Dhabi National
  Energy Co.
  6.25%, due 9/16/19 (b)          185,000       190,114
TransAlta Corp.
  4.75%, due 1/15/15            2,255,000     2,357,943
                                           ------------
                                              8,760,246
                                           ------------

FOREST PRODUCTS & PAPER 0.1%
Smurfit Capital Funding PLC
  7.50%, due 11/20/25             300,000       273,750
                                           ------------


HOLDING COMPANY--DIVERSIFIED 0.2%
EnCana Holdings Finance
  Corp.
  5.80%, due 5/1/14               860,000       955,325
                                           ------------


INSURANCE 0.2%
Fairfax Financial Holdings,
  Ltd.
  7.75%, due 7/15/37              677,000       641,457
  8.25%, due 10/1/15              438,000       468,660
  8.30%, due 4/15/26               15,000        15,019
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (b)          250,000       251,760
                                           ------------
                                              1,376,896
                                           ------------

MEDIA 0.2%
Videotron Ltee
  6.375%, due 12/15/15             15,000        14,962
  6.875%, due 1/15/14             796,000       805,950
  9.125%, due 4/15/18             252,000       279,720
                                           ------------

                                              1,100,632
                                           ------------



20    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
YANKEE BONDS (CONTINUED)
MINING 0.8%
Anglo American Capital PLC
  9.375%, due 4/8/19 (b)      $ 2,380,000  $  3,099,879
Rio Tinto Finance USA, Ltd.
  9.00%, due 5/1/19             1,320,000     1,700,651
                                           ------------
                                              4,800,530
                                           ------------

MISCELLANEOUS--MANUFACTURING 0.4%
Siemens
  Financieringsmaatschappij
  N.V.
  6.125%, due 8/17/26 (b)         265,000       287,143
Tyco Electronics Group S.A.
  6.00%, due 10/1/12            1,815,000     1,958,962
                                           ------------
                                              2,246,105
                                           ------------

OIL & GAS 1.0%
CITIC Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (b)          200,000       204,000
Gaz Capital S.A.
  8.125%, due 7/31/14 (b)       3,085,000     3,405,069
Gazprom International S.A.
  7.201%, due 2/1/20 (b)          268,136       282,548
Petroleum Co. of Trinidad &
  Tobago, Ltd.
  9.75%, due 8/14/19 (b)        1,600,000     1,872,000
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (b)          285,000       304,950
                                           ------------
                                              6,068,567
                                           ------------

PIPELINES 0.3%
Aquila Canada Finance Corp.
  7.75%, due 6/15/11            1,595,000     1,682,408
                                           ------------


TELECOMMUNICATIONS 2.2%
Inmarsat Finance PLC
  7.375%, due 12/1/17 (b)       1,111,000     1,158,218
Intelsat Subsidiary Holding
  Co., Ltd.
  8.50%, due 1/15/13            1,105,000     1,124,338
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13              10,000        10,375
Qtel International Finance,
  Ltd.
  6.50%, due 6/10/14 (b)        1,500,000     1,635,559
Rogers Communications, Inc.
  9.625%, due 5/1/11               50,000        53,991
Telecom Italia Capital S.A.
  6.175%, due 6/18/14           3,145,000     3,378,655
  6.999%, due 6/4/18              775,000       838,843
  7.175%, due 6/18/19             545,000       594,181
Virgin Media Finance PLC
  8.375%, due 10/15/19            180,000       188,550
Vodafone Group PLC
  5.625%, due 2/27/17           3,578,000     3,852,701
                                           ------------
                                             12,835,411
                                           ------------
Total Yankee Bonds
  (Cost $57,901,824)                         59,762,394
                                           ------------
Total Long-Term Bonds
  (Cost $552,961,487)                       570,960,032
                                           ------------



                                   SHARES
COMMON STOCK 0.0%++
-------------------------------------------------------

COMMERCIAL SERVICES 0.0%++
World Color Press, Inc. (f)           106         1,283
                                           ------------
Total Common Stock
  (Cost $13,164)                                  1,283
                                           ------------


                                NUMBER OF
                                 WARRANTS
WARRANTS 0.0%++
-------------------------------------------------------

COMMERCIAL SERVICES 0.0%++
World Color Press, Inc.
  Strike Price $13.00
  Expires 7/20/14 (f)                  61           320
  Strike Price $16.30
  Expires 7/20/14 (f)                  61           170
                                           ------------
                                                    490
                                           ------------

MEDIA 0.0%++
ION Media Networks, Inc.
  Expires 12/12/39 (c)(f)(h)        1,194            12
                                           ------------
Total Warrants
  (Cost $2,395)                                     502
                                           ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                PRINCIPAL
                                   AMOUNT         VALUE

SHORT-TERM INVESTMENT 13.8%
-------------------------------------------------------

REPURCHASE AGREEMENT 13.8%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $81,029,904
  (Collateralized by a
  United States Treasury
  Bill with a rate of 0.107%
  and a maturity date of
  6/3/10,
  with a Principal Amount of
  $82,660,000 and a Market
  Value of $82,651,734)       $81,029,837  $ 81,029,837
                                           ------------
Total Short-Term Investment
  (Cost $81,029,837)                         81,029,837
                                           ------------
Total Investments
  (Cost $634,006,883) (l)           111.0%  651,991,654
Other Assets, Less
  Liabilities                       (11.0)  (64,638,044)
                              -----------  ------------



Net Assets                          100.0% $587,353,610
                              ===========  ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Floating rate--Rate shown is the rate in
     effect at April 30, 2010.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Illiquid security. The total market value
     of these securities at April 30, 2010 is
     $681,956, which represents 0.1% of the
     Fund's net assets.
(d)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at April 30, 2010
     is $549,430, which represents 0.1% of the
     Fund's net assets.
(e)  Issue in default.
(f)  Non-income producing security.
(g)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States. The expiration date of
     the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(h)  Fair valued security. The total market
     value of these securities at April 30,
     2010 is $533,068, which represents 0.1%
     of the Fund's net assets.
(i)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(j)  TBA--Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of these securities at April
     30, 2010 is $70,546,833, which represents
     12.0% of the Fund's net assets. All or a
     portion of these securities were acquired
     under a mortgage dollar roll agreement.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(l)  At April 30, 2010, cost is $634,058,866
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $22,912,301
Gross unrealized depreciation       (4,979,513)
                                   -----------
Net unrealized appreciation        $17,932,788
                                   ===========





22    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                           $   --  $  2,985,725      $     --  $  2,985,725
  Corporate Bonds (b)                                   --   248,330,778        96,756   248,427,534
  Foreign Government Bond                               --       105,625            --       105,625
  Mortgage-Backed Securities (c)                        --    46,518,079       436,300    46,954,379
  Municipal Bond                                        --       356,745            --       356,745
  U.S. Government & Federal Agencies                    --   212,367,630            --   212,367,630
  Yankee Bonds                                          --    59,762,394            --    59,762,394
                                                    ------  ------------      --------  ------------
Total Long-Term Bonds                                   --   570,426,976       533,056   570,960,032
                                                    ------  ------------      --------  ------------
Common Stock                                         1,283            --            --         1,283
Warrants (d)                                           490            --            12           502
Short-Term Investment
  Repurchase Agreement                                  --    81,029,837            --    81,029,837
                                                    ------  ------------      --------  ------------
Total Investments in Securities                      1,773   651,456,813       533,068   651,991,654
                                                    ------  ------------      --------  ------------
Other Financial Instruments
Foreign Currency Forward Contracts (e)                  --         1,833            --         1,833
                                                    ------  ------------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                             $1,773  $651,458,646      $533,068  $651,993,487
                                                    ======  ============      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) The level 3 securities valued at $780, $1,691 and $94,285 are Commercial Services, Media and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c) The level 3 security valued at $436,300 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgaged-Backed Securities section of the Portfolio of Investments.

(d) The level 3 security valued at $12 is held in Media within the Warrants section of the Portfolio of Investments.

(e) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 5)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level
2. The following is a reconciliation of investments in which significant unobservable inputs (level 3) were used in determining value:

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                    BALANCE
                                      AS OF     ACCRUED  REALIZED
                                OCTOBER 31,   DISCOUNTS      GAIN
 INVESTMENTS IN SECURITIES             2009  (PREMIUMS)    (LOSS)
Long-Term Bonds
  Asset-Backed Securities
     Credit Cards                  $230,921        $(30)    $(121)
  Corporate Bonds
     Commercial Services                780          --        --
     Media                            2,001          16        --
     Retail                          93,628         (67)      (50)
  Mortgage-Backed Securities
     Commercial Mortgage Loans
       (Collateralized
       Mortgage Obligations)        431,595          --        --
  Warrants
     Media                               --          --        --
                                   --------        ----     -----
Total                              $758,925        $(81)    $(171)
                                   ========        ====     =====

                                                                                                            CHANGE IN
                                                                                                           UNREALIZED
                                                                                                         APPRECIATION
                                                                                                       (DEPRECIATION)
                                                                                                                 FROM
                                     CHANGE IN                              NET        NET    BALANCE     INVESTMENTS
                                    UNREALIZED                        TRANSFERS  TRANSFERS      AS OF   STILL HELD AT
                                  APPRECIATION        NET        NET      IN TO     OUT OF  APRIL 30,       APRIL 30,
 INVESTMENTS IN SECURITIES      (DEPRECIATION)  PURCHASES      SALES    LEVEL 3    LEVEL 3       2010        2010 (A)
Long-Term Bonds
  Asset-Backed Securities
     Credit Cards                      $ 3,522       $ --  $(234,292)       $--        $--   $     --         $    --
  Corporate Bonds
     Commercial Services                    --         --         --         --         --        780              --
     Media                                (510)       184         --         --         --      1,691            (510)
     Retail                              2,659         --     (1,885)        --         --     94,285           2,547
  Mortgage-Backed Securities
     Commercial Mortgage Loans
       (Collateralized
       Mortgage Obligations)            13,005                (8,300)        --         --    436,300          12,465
  Warrants
     Media                                   8          4         --         --         --         12               8
                                       -------       ----  ---------        ---        ---   --------         -------
Total                                  $18,684       $188  $(244,477)       $--        $--   $533,068         $14,510
                                       =======       ====  =========        ===        ===   ========         =======




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


24    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $552,977,046)     $570,961,817
Repurchase agreement, at value
  (identified cost $81,029,837)        81,029,837
Receivables:
  Interest                              6,429,363
  Investment securities sold            1,199,729
  Fund shares sold                        156,758
Other assets                               76,242
Unrealized appreciation on foreign
  currency forward contracts                1,833
                                     ------------
     Total assets                     659,855,579
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      71,799,699
  Fund shares redeemed                    255,182
  Manager (See Note 3)                    181,960
  Shareholder communication                39,725
  Transfer agent (See Note 3)              32,413
  NYLIFE Distributors (See Note 3)         28,224
  Professional fees                        19,953
  Custodian                                 3,882
  Trustees                                     89
Accrued expenses                            2,217
Dividend payable                          138,625
                                     ------------
     Total liabilities                 72,501,969
                                     ------------
Net assets                           $587,353,610
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     55,874
Additional paid-in capital            571,196,536
                                     ------------
                                      571,252,410
Accumulated distributions in excess
  of net investment income                (76,482)
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions    (1,808,922)
Net unrealized appreciation on
  investments                          17,984,771
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                                 1,833
                                     ------------
Net assets                           $587,353,610
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  3,225,397
                                     ============
Shares of beneficial interest
  outstanding                             305,594
                                     ============
Net asset value per share
  outstanding                        $      10.55
Maximum sales charge (4.50% of
  offering price)                            0.50
                                     ------------
Maximum offering price per share
  outstanding                        $      11.05
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 33,396,967
                                     ============
Shares of beneficial interest
  outstanding                           3,178,880
                                     ============
Net asset value per share
  outstanding                        $      10.51
Maximum sales charge (4.50% of
  offering price)                            0.50
                                     ------------
Maximum offering price per share
  outstanding                        $      11.01
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $  6,303,256
                                     ============
Shares of beneficial interest
  outstanding                             599,287
                                     ============
Net asset value and offering price
  per share outstanding              $      10.52
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 19,065,217
                                     ============
Shares of beneficial interest
  outstanding                           1,811,043
                                     ============
Net asset value and offering price
  per share outstanding              $      10.53
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $525,362,773
                                     ============
Shares of beneficial interest
  outstanding                          49,978,998
                                     ============
Net asset value and offering price
  per share outstanding              $      10.51
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $12,577,387
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,723,579
  Transfer agent (See Note 3)             311,716
  Distribution/Service--Investor
     Class (See Note 3)                     3,462
  Distribution/Service--Class A (See
     Note 3)                               44,232
  Distribution/Service--Class B (See
     Note 3)                               31,011
  Distribution/Service--Class C (See
     Note 3)                               90,448
  Professional fees                        62,018
  Shareholder communication                46,526
  Registration                             43,068
  Custodian                                27,322
  Trustees                                  9,995
  Miscellaneous                            12,672
                                      -----------
     Total expenses before waiver       2,406,049
  Expense waiver from Manager (See
     Note 3)                             (503,767)
                                      -----------
     Net expenses                       1,902,282
                                      -----------
Net investment income                  10,675,105
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                 4,375,519
  Futures transactions                   (229,789)
  Foreign currency transactions           (34,318)
                                      -----------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                 4,111,412
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                           7,525,320
  Futures contracts                       139,153
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                     (8,099)
                                      -----------
Net change in unrealized
  appreciation on investments,
  futures contracts and foreign
  currency transactions                 7,656,374
                                      -----------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions    11,767,786
                                      -----------
Net increase in net assets resulting
  from operations                     $22,442,891
                                      ===========





26    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $ 10,675,105  $  7,469,316
 Net realized gain on
  investments, futures
  transactions and foreign
  currency transactions          4,111,412     3,759,398
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, futures
  contracts and foreign
  currency transactions          7,656,374    17,268,835
                              --------------------------
 Net increase in net assets
  resulting from operations     22,442,891    28,497,549
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Investor Class                 (46,704)      (61,839)
    Class A                       (602,885)     (777,322)
    Class B                        (79,440)     (121,566)
    Class C                       (234,198)     (289,052)
    Class I                     (9,713,408)   (6,258,791)
                              --------------------------
                               (10,676,635)   (7,508,570)
                              --------------------------
 From net realized gain on
  investments:
    Investor Class                  (5,598)           --
    Class A                        (69,433)           --
    Class B                        (12,101)           --
    Class C                        (34,781)           --
    Class I                     (1,013,978)           --
                              --------------------------
                                (1,135,891)           --
                              --------------------------
 Total dividends and
  distributions to
  shareholders                 (11,812,526)   (7,508,570)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        61,602,278   176,762,267
 Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay Institutional
  Bond Fund (See Note 10)               --   255,388,290
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions             10,961,804     6,350,100
 Cost of shares redeemed       (71,051,580)  (46,993,449)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions          1,512,502   391,507,208
                              --------------------------
    Net increase in net
     assets                     12,142,867   412,496,187
NET ASSETS:
Beginning of period            575,210,743   162,714,556
                              --------------------------
End of period                 $587,353,610  $575,210,743
                              ==========================
Accumulated distributions in
 excess of net investment
 income at end of period      $    (76,482) $    (74,952)
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $10.37             $ 9.39             $ 9.92
                                       ------             ------             ------
Net investment income                    0.17               0.30               0.25
Net realized and unrealized gain
  (loss) on investments                  0.20               0.96              (0.54)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                          (0.00)++            0.01                 --
                                       ------             ------             ------
Total from investment operations         1.37               1.27              (0.29)
                                       ------             ------             ------
Less dividends and distributions:
  From net investment income            (0.17)             (0.29)             (0.24)
  From net realized gain on
     investments                        (0.02)                --                 --
                                       ------             ------             ------
Total dividends and distributions       (0.19)             (0.29)             (0.24)
                                       ------             ------             ------
Net asset value at end of period       $10.55             $10.37             $ 9.39
                                       ======             ======             ======
Total investment return (a)              3.61%(b)          13.72%             (2.98%)(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  3.30%++            3.03%              3.73% ++
  Net expenses                           1.05%++            1.17%              1.20% ++
  Expenses (before
     waiver/reimbursement)               1.16%++            1.25%              1.34% ++
Portfolio turnover rate                   118%(c)            246%(c)            114%(c)
Net assets at end of period (in
  000's)                               $3,225             $2,743             $1,727




                                                                          CLASS B
                                     --------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                            YEAR ENDED OCTOBER 31,
                                        2010*           2009          2008          2007          2006          2005
Net asset value at beginning of
  period                               $10.33          $ 9.36        $ 9.74        $ 9.76        $ 9.73        $ 9.99
                                       ------          ------        ------        ------        ------        ------
Net investment income                    0.13            0.23          0.30          0.35          0.32          0.26
Net realized and unrealized gain
  (loss) on investments                  0.21            0.95         (0.37)         0.01          0.01         (0.27)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                          (0.00)++         0.01            --          0.00 ++      (0.00)++         --
                                       ------          ------        ------        ------        ------        ------
Total from investment operations         0.34            1.19         (0.07)         0.36          0.33         (0.01)
                                       ------          ------        ------        ------        ------        ------
Less dividends and distributions:
  From net investment income            (0.13)          (0.22)        (0.31)        (0.38)        (0.30)        (0.25)
  From net realized gain on
     investments                        (0.02)             --            --            --            --            --
                                       ------          ------        ------        ------        ------        ------
Total dividends and distributions       (0.15)          (0.22)        (0.31)        (0.38)        (0.30)        (0.25)
                                       ------          ------        ------        ------        ------        ------
Net asset value at end of period       $10.52          $10.33        $ 9.36        $ 9.74        $ 9.76        $ 9.73
                                       ======          ======        ======        ======        ======        ======
Total investment return (a)              3.34%(b)       12.82%        (0.79%)        3.75%         3.46%        (0.11%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  2.55%++         2.29%         3.13%         3.60%         3.19%         2.70%
  Net expenses                           1.80%++         1.92%         1.91%         1.85%         1.85%         1.83%
  Expenses (before
     waiver/reimbursement)               1.91%++         2.00%         2.08%         2.13%         2.07%         2.16%
Portfolio turnover rate                   118%(c)         246%(c)       114%(c)        70%          146%(c)       192% (c)
Net assets at end of period (in
  000's)                               $6,303          $6,065        $4,580        $2,968        $2,912        $4,359



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 46%,
     130%, 92%, 64% and 76% for the six months ended April 30, 2010 and years ended
     October 31, 2009, 2008, 2006 and 2005, respectively.




28    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                 CLASS A
      ---------------------------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                                    YEAR ENDED OCTOBER 31,
         2010*              2009             2008             2007            2006            2005

        $ 10.32           $  9.35          $  9.73          $  9.74          $ 9.72          $ 9.98
        -------           -------          -------          -------          ------          ------
           0.18              0.34             0.43             0.43            0.39            0.34
           0.21              0.93            (0.41)            0.01            0.00 ++        (0.28)

          (0.00)++           0.01               --             0.00++         (0.00)++           --
        -------           -------          -------          -------          ------          ------
           0.39              1.28             0.02             0.44            0.39            0.06
        -------           -------          -------          -------          ------          ------

          (0.18)            (0.31)           (0.40)           (0.45)          (0.37)          (0.32)
          (0.02)               --               --               --              --              --
        -------           -------          -------          -------          ------          ------
          (0.20)            (0.31)           (0.40)           (0.45)          (0.37)          (0.32)
        -------           -------          -------          -------          ------          ------
        $ 10.51           $ 10.32          $  9.35          $  9.73          $ 9.74          $ 9.72
        =======           =======          =======          =======          ======          ======
           3.80%(b)         13.89%            0.07%            4.63%           4.14%           0.63%

           3.44%++           3.20%            4.02%            4.35%           3.94%           3.45%
           0.91%++           1.00%            1.03%            1.10%           1.10%           1.08%
           1.02%++           1.08%            1.16%            1.38%           1.32%           1.41%
            118%(c)           246%(c)          114%(c)           70%            146%(c)         192%(c)
        $33,397           $33,134          $16,211          $10,821          $9,468          $8,062



                                                CLASS C
      -------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                                   YEAR ENDED OCTOBER 31,
         2010*              2009            2008            2007            2006            2005

        $ 10.34           $  9.37          $ 9.75          $ 9.76          $ 9.73          $ 9.99
        -------           -------          ------          ------          ------          ------
           0.13              0.23            0.30            0.35            0.32            0.26
           0.21              0.95           (0.37)           0.02            0.01           (0.27)

          (0.00)++           0.01              --            0.00++         (0.00)++           --
        -------           -------          ------          ------          ------          ------
           0.34              1.19           (0.07)           0.37            0.33           (0.01)
        -------           -------          ------          ------          ------          ------

           0.13             (0.22)          (0.31)          (0.38)          (0.30)          (0.25)
          (0.02)               --              --              --              --              --
        -------           -------          ------          ------          ------          ------
          (0.15)            (0.22)          (0.31)          (0.38)          (0.30)          (0.25)
        -------           -------          ------          ------          ------          ------
        $ 10.53           $ 10.34          $ 9.37          $ 9.75          $ 9.76          $ 9.73
        =======           =======          ======          ======          ======          ======
           3.34%(b)         12.92%          (0.89%)          3.86%           3.46%          (0.11%)

           2.55%++           2.27%           3.11%           3.60%           3.19%           2.70%
           1.80%++           1.92%           1.92%           1.85%           1.85%           1.83%
           1.91%++           2.00%           2.08%           2.13%           2.07%           2.16%
            118%(c)           246%(c)         114%(c)          70%            146%(c)         192%(c)
        $19,065           $16,747          $7,106          $2,689          $1,464          $1,708





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                               CLASS I
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                                 YEAR ENDED OCTOBER 31,
                                        2010*            2009            2008            2007            2006            2005
Net asset value at beginning of
  period                              $  10.32         $   9.35        $   9.73        $   9.75        $   9.72        $  10.00
                                      --------         --------        --------        --------        --------        --------
Net investment income                     0.19             0.34            0.43            0.46            0.41            0.38
Net realized and unrealized gain
  (loss) on investments                   0.21             0.96           (0.38)           0.01            0.03           (0.28)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                           (0.00)++          0.01              --            0.00 ++        (0.00)++           --
                                      --------         --------        --------        --------        --------        --------
Total from investment operations          0.40             1.31            0.05            0.47            0.44            0.10
                                      --------         --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income             (0.19)           (0.34)          (0.43)          (0.49)          (0.41)          (0.38)
  From net realized gain on
     investments                         (0.02)              --              --              --              --              --
                                      --------         --------        --------        --------        --------        --------
Total dividends and distributions        (0.21)           (0.34)          (0.43)          (0.49)          (0.41)          (0.38)
                                      --------         --------        --------        --------        --------        --------
Net asset value at end of period      $  10.51         $  10.32        $   9.35        $   9.73        $   9.75        $   9.72
                                      ========         ========        ========        ========        ========        ========
Total investment return (a)               3.96%(b)        14.22%           0.39%           4.94%           4.70%           0.97%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   3.76%++          3.50%           4.35%           4.75%           4.34%           3.81%
  Net expenses                            0.59%++          0.66%           0.70%           0.70%           0.70%           0.72%
  Expenses (before
     waiver/reimbursement)                0.77%++          0.83%           0.78%           0.74%           0.76%           0.86%
Portfolio turnover rate                    118%(c)          246%(c)         114%(c)          70%            146%(c)         192%(c)
Net assets at end of period (in
  000's)                              $525,363         $516,522        $133,090        $140,221        $125,525        $115,147




*    Unaudited.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 46%,
     130%, 92%, 64% and 76% for the six months ended April 30, 2010 and years ended
     October 31, 2009, 2008, 2006 and 2005, respectively.




30    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the "Fund"), a diversified fund. The Fund is the successor of the MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc. (the "Predecessor Fund"). The reorganization of the Predecessor Fund with and into the Fund, which was not subject to shareholder approval under applicable law, occurred on February 26, 2010. All information regarding and references to periods prior to the commencement of operations of the Fund relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares, Class B shares and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, moderate risk to principal and investment in debt securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund held securities with a value of $533,068 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural

                                                   mainstayinvestments.com    31
disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures. At April 30, 2010, certain foreign equity securities held by the Fund were fair valued.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined in Note 3(A) might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is


32    MainStay Intermediate Term Bond Fund

"more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually, Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal

                                                   mainstayinvestments.com    33
counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(J) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(L) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or


34    MainStay Intermediate Term Bond Fund
other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of April 30, 2010:

ASSET DERIVATIVES

                                     STATEMENT OF      FOREIGN
                                       ASSETS AND     EXCHANGE       EQUITY    INTEREST
                                      LIABILITIES    CONTRACTS    CONTRACTS        RATE
                                         LOCATION         RISK         RISK        RISK     TOTAL
Warrants                            Investment in
                             securities, at value       $   --         $502         $--    $  502
Forward Contracts                      Unrealized
                                  appreciation on
                                 foreign currency
                                forward contracts        1,833           --          --     1,833
                                                     --------------------------------------------
Total Fair Value                                        $1,833         $502         $--    $2,335
                                                     ============================================



The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2010.

REALIZED GAIN (LOSS)

                                                       FOREIGN
                                     STATEMENT OF     EXCHANGE       EQUITY    INTEREST
                                       OPERATIONS    CONTRACTS    CONTRACTS       RATE
                                         LOCATION         RISK         RISK        RISK       TOTAL
Futures Contracts            Net realized loss on
                             futures transactions     $     --          $--   $(229,789)  $(229,789)
Forward Contracts            Net realized loss on
                                 foreign currency
                                     transactions      (48,272)          --          --     (48,272)
                                                     ----------------------------------------------
Total Realized Loss                                   $(48,272)         $--   $(229,789)  $(278,061)
                                                     ==============================================



CHANGE IN APPRECIATION (DEPRECIATION)

                                                        FOREIGN
                                      STATEMENT OF     EXCHANGE       EQUITY   INTEREST
                                        OPERATIONS    CONTRACTS    CONTRACTS       RATE
                                          LOCATION         RISK         RISK       RISK      TOTAL
Warrants                             Net change in
                                        unrealized
                                      appreciation
                                 (depreciation) on
                                          security
                                      transactions         $ --         $106   $     --   $    105
Futures Contracts                    Net change in
                                        unrealized
                                      appreciation
                                 (depreciation) on
                                 futures contracts           --           --    139,153    139,153
Forward Contracts                    Net change in
                                        unrealized
                                      appreciation
                                 (depreciation) on
                              translation of other
                                        assets and
                                    liabilities in
                                foreign currencies
                              and foreign currency
                                 forward contracts          874           --         --        874
                                                      --------------------------------------------
Total Change in Appreciation
  (Depreciation)                                           $874         $106   $139,153   $140,132
                                                      ============================================





                                                   mainstayinvestments.com    35

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                                     FOREIGN
                                                    EXCHANGE       EQUITY    INTEREST
                                                   CONTRACTS    CONTRACTS        RATE
                                                        RISK         RISK        RISK          TOTAL
Warrants (2)                                              --           59          --             59
Futures Contracts Long (2)                                --           --          46             46
Futures Contracts Short (2)                               --           --        (386)          (386)
Forward Contracts Long (3)                       $ 2,162,162           --          --    $ 2,162,162
Forward Contracts Short (3)                      $(1,910,651)          --          --    $(1,910,651)
                                                 ===================================================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million, 0.575% on assets from $500 million to $1 billion, and 0.55% on assets in excess of $1 billion. Effective on September 11, 2009, New York Life Investments has contractually agreed to waive a portion of its management fee so that it does not exceed 0.50% on assets up to $1 billion and 0.475% on assets in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the six-month period ended April 30, 2010.

Effective on September 11, 2009, New York Life Investments had agreed to limit total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which the fund invests) of Class I shares to 0.50% through November 27, 2009 and to 0.60% thereafter. This agreement also requires the Manager to waive a portion of the management fee in addition to the management fee described above or other non-class specific expenses or Investor Class, Class A, Class B and Class C shares to the extent necessary in order to maintain the expense limitation applicable to Class I shares. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify of terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $1,723,579 and waived/reimbursed its fees in the amount of $503,767.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C


36    MainStay Intermediate Term Bond Fund

Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,570 and $13,769, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $62, $5,903 and $1,943, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $  3,302
-----------------------------------------------
Class A                                  17,941
-----------------------------------------------
Class B                                   7,389
-----------------------------------------------
Class C                                  21,560
-----------------------------------------------
Class I                                 261,524
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $     1,315     0.0%++
--------------------------------------------------
Class B                              1,258     0.0++
--------------------------------------------------
Class C                              1,259     0.0++
--------------------------------------------------
Class I                         79,983,629    15.2
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $14,580.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $6,007,340 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The fund acquired $6,153,939 of capital losses in its reorganization with the MainStay Institutional Bond Fund (See Note 10); use of these losses may be limited due to the provisions of IRC Section 382. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2012              $  444
           2013               3,824
           2015                 648
           2016               1,091
---------------------------------- -----
          Total              $6,007
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                     $7,508,570
------------------------------------------------





                                                   mainstayinvestments.com    37

NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS:

As of April 30, 2010, the Fund held the following foreign currency forward contracts:

                                                                   CONTRACT         CONTRACT
                                                                     AMOUNT           AMOUNT      UNREALIZED
                                          COUNTERPARTY            PURCHASED             SOLD    APPRECIATION
Foreign Currency Buy Contracts:
------------------------------------------------------------------------------------------------------------
Korean Won vs. U.S. Dollar,
  expiring 5/26/10                 JPMorgan Chase Bank    KRW 2,400,000,000    USD 2,162,162       USD 1,833
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on
  foreign currency forward
  contracts                                                                                         USD1,833
------------------------------------------------------------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of U.S. Government securities were $386,456 and $477,981, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $266,624 and $131,021, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       91,723  $    956,794
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                4,845        50,585
Shares redeemed                  (54,088)     (561,755)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                      42,480       445,624
Shares converted into
  Investor Class (See Note
  1)                              17,528       182,806
Shares converted from
  Investor Class (See Note
  1)                             (19,014)     (197,438)
                              ------------------------
Net increase                      40,994  $    430,992
                              ========================
Year ended October 31, 2009:
Shares sold                      160,649  $  1,605,270
Shares issued to
  shareholders in
  reinvestment of dividends        5,946        59,452
Shares redeemed                  (92,608)     (919,917)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                      73,987       744,805
Shares converted into
  Investor Class (See Note
  1)                              26,518       265,118
Shares converted from
  Investor Class (See Note
  1)                             (19,928)     (198,805)
                              ------------------------
Net increase                      80,577  $    811,118
                              ========================




38    MainStay Intermediate Term Bond Fund

 CLASS A                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                    1,006,899  $ 10,415,411

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               52,562       546,178

Shares redeemed                 (832,432)   (8,631,600)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                     227,029     2,329,989

Shares converted into Class
  A (See Note 1)                  44,884       465,270

Shares converted from Class
  A (See Note 1)                  (6,090)      (63,455)

Shares converted from Class
  A (a)                         (298,088)   (3,079,252)
                              ------------------------


Net decrease                     (32,265) $   (347,448)
                              ========================


Year ended October 31, 2009:

Shares sold                    2,304,718  $ 22,920,086

Shares issued to
  shareholders in
  reinvestment of dividends       63,582       632,857

Shares redeemed                 (951,379)   (9,464,145)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                   1,416,921    14,088,798

Shares converted into Class
  A (See Note 1)                  70,766       701,600

Shares converted from Class
  A (See Note 1)                 (10,393)     (104,711)
                              ------------------------


Net increase                   1,477,294  $ 14,685,687
                              ========================



 CLASS B                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      150,265  $  1,559,641

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                6,793        70,677

Shares redeemed                 (107,700)   (1,120,289)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                      49,358       510,029

Shares converted from Class
  B (See Note 1)                 (37,267)     (387,183)
                              ------------------------


Net increase                      12,091  $    122,846
                              ========================


Year ended October 31, 2009:

Shares sold                      363,320  $  3,596,090

Shares issued to
  shareholders in
  reinvestment of dividends        9,487        94,225

Shares redeemed                 (208,125)   (2,062,284)
                              ------------------------


Net increase in shares
  outstanding before
  conversion                     164,682     1,628,031

Shares converted from Class
  B (See Note 1)                 (66,941)     (663,202)
                              ------------------------


Net increase                      97,741  $    964,829
                              ========================



 CLASS C                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      495,377  $  5,146,659

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               17,293       180,117

Shares redeemed                 (321,458)   (3,344,255)
                              ------------------------


Net increase                     191,212  $  1,982,521
                              ========================


Year ended October 31, 2009:

Shares sold                    1,401,666  $ 13,881,575

Shares issued to
  shareholders in
  reinvestment of dividends       19,081       189,869

Shares redeemed                 (559,604)   (5,552,660)
                              ------------------------


Net increase                     861,143  $  8,518,784
                              ========================



 CLASS I                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                    4,197,638  $ 43,523,773

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              972,696    10,114,247

Shares redeemed               (5,525,277)  (57,393,681)
                              ------------------------


Net decrease in shares
  outstanding before
  conversion                    (354,943)   (3,755,661)

Shares converted into Class
  I (a)                          298,088     3,079,252
                              ------------------------


Net decrease                     (56,855) $   (676,409)
                              ========================


Year ended October 31, 2009:

Shares sold                   13,363,917  $134,759,246

Shares issued in connection
  with the acquisition of
  MainStay Institutional
  Bond Fund                   24,825,107   255,388,290

Shares issued to
  shareholders in
  reinvestment of dividends      537,521     5,373,697

Shares redeemed               (2,921,987)  (28,994,443)
                              ------------------------


Net increase                  35,804,558  $366,526,790
                              ========================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

   - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

   - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the

                                                   mainstayinvestments.com    39
new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 10-- FUND ACQUISITION:

At a meeting held on April 18, 2009, the Board of Trustees approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Institutional Bond Fund, a series of The MainStay Funds. Shareholders of the MainStay Institutional Bond Fund approved this reorganization on October 5, 2009, which was then completed on October 16, 2009. The aggregate net assets of the Fund immediately before the acquisition were $264,046,943 and the combined net assets after the acquisition were $519,435,233.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES         VALUE
MAINSTAY INSTITUTIONAL BOND
  FUND
------------------------------------------------------
  Class I                     24,649,476  $255,388,290
------------------------------------------------------



In exchange for the MainStay Institutional Bond Fund shares and net assets, the Fund issued 24,825,107 Class I shares.

MainStay Institutional Bond Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                                                                  ACCUMULATED    UNDISTRIBUTED
                                      TOTAL NET         CAPITAL     UNREALIZED   NET REALIZED   NET INVESTMENT
                                          ASSETS          STOCK   APPRECIATION           LOSS           INCOME
MainStay Institutional Bond Fund    $255,388,290   $260,250,315     $1,340,150    ($6,202,175)             $--
--------------------------------------------------------------------------------------------------------------



NOTE 11--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 12--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



40    MainStay Intermediate Term Bond Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    41

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18332 MS121-10                                         MSIT10-06/10
                                                                              B4

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY RETIREMENT FUNDS

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

        MainStay Retirement 2010 Fund
        MainStay Retirement 2020 Fund
        MainStay Retirement 2030 Fund
        MainStay Retirement 2040 Fund
        MainStay Retirement 2050 Fund

        MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY RETIREMENT FUNDS

        SEMIANNUAL REPORT
        Unaudited - April 30, 2010

        MainStay Retirement 2010 Fund
        MainStay Retirement 2020 Fund
        MainStay Retirement 2030 Fund
        MainStay Retirement 2040 Fund
        MainStay Retirement 2050 Fund

        TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
MAINSTAY RETIREMENT 2010 FUND               5
---------------------------------------------
MAINSTAY RETIREMENT 2020 FUND              20
---------------------------------------------
MAINSTAY RETIREMENT 2030 FUND              34
---------------------------------------------
MAINSTAY RETIREMENT 2040 FUND              48
---------------------------------------------
MAINSTAY RETIREMENT 2050 FUND              62
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              76
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        90
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       90



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO EACH FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF EACH FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF EACH FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

MAINSTAY RETIREMENT 2010 FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          2.05%    17.75%      -1.36%
Excluding sales charges     7.99     24.61        0.63




(With sales charges)


(LINE GRAPH)

                                                                   BARCLAYS CAPITAL
              MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                   2010 FUND            INDEX          INDEX          BOND INDEX
              -------------------    ----------    ------------    ----------------
6/29/07               9450              10000          10000             10000
                      9569               9367           9641             10800
                      7720               6059           5518             11214
4/30/10               9619               8412           7418             12145



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          2.09%    17.71%      -1.36%
Excluding sales charges     8.04     24.56        0.63




(With sales charges)


(LINE GRAPH)

                                                                          BARCLAYS CAPITAL
                     MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                          2010 FUND            INDEX          INDEX          BOND INDEX
                     -------------------    ----------    ------------    ----------------
6/29/07                     23625              25000          25000             25000
                            23698              23416          24103             27000
                            17693              15147          13796             28036
4/30/10                     24047              21031          18546             30362



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                   8.09%    24.97%      0.89%




(With sales charges)


(LINE GRAPH)

                                                                 BARCLAYS CAPITAL
            MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                 2010 FUND            INDEX          INDEX          BOND INDEX
            -------------------    ----------    ------------    ----------------
6/29/07            10000              10000          10000             10000
                   10149               9367           9641             10800
                    8206               6059           5518             11214
4/30/10            10255               8412           7418             12145








1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                   8.01%    24.53%      0.56%




(With sales charges)


(LINE GRAPH)

                                                                   BARCLAYS CAPITAL
              MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                   2010 FUND            INDEX          INDEX          BOND INDEX
              -------------------    ----------    ------------    ----------------
6/29/07              10000              10000          10000             10000
                     10118               9367           9641             10800
                      8159               6059           5518             11214
4/30/10              10160               8412           7418             12145



CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                   7.75%    24.22%      0.27%




(With sales charges)


(LINE GRAPH)

                                                                                          BARCLAYS CAPITAL
                                     MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                                          2010 FUND            INDEX          INDEX          BOND INDEX
                                     -------------------    ----------    ------------    ----------------
6/29/07                                     10000              10000          10000             10000
                                            10096               9367           9641             10800
                                             8112               6059           5518             11214
4/30/10                                     10077               8412           7418             12145




BENCHMARK PERFORMANCE                               SIX       ONE       SINCE
                                                  MONTHS     YEAR     INCEPTION
S&P 500(R) Index(5)                               15.66%    38.84%      -5.92%
MSCI EAFE(R) Index(6)                              2.48     34.43      -10.00
Barclays Capital U.S. Aggregate Bond Index(7)      2.54      8.30        7.10
Average Lipper mixed-asset target 2010 fund(8)     8.30     25.96       -1.00






   current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered February 28, 2008 include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the Fund's broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the MBS Index, and the ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2010 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Retirement 2010 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2010 FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,079.90        $2.42          $1,022.50         $2.36
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,080.40        $1.91          $1,023.00         $1.86
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,080.90        $0.62          $1,024.20         $0.60
-------------------------------------------------------------------------------------------------------
CLASS R2 SHARES               $1,000.00       $1,080.10        $2.42          $1,022.50         $2.36
-------------------------------------------------------------------------------------------------------
CLASS R3 SHARES               $1,000.00       $1,077.50        $3.71          $1,021.20         $3.61
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                    mainstayinvestments.com    7

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Total Return                                    54.0
Growth of Capital                               25.1
Capital Appreciation                            12.1
Current Income                                   8.7
Other Assets, Less Liabilities                   0.1




 See Portfolio of Investments on page 12 for specific holdings within these categories.



8    MainStay Retirement 2010 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2010 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 7.99% for Investor Class shares and 8.04% for Class A shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 8.09%, Class R2 shares returned 8.01% and Class R3 shares returned 7.75%. All share classes underperformed the 8.30% return of the average Lipper(1) mixed-asset target 2010 fund and the 15.66% return of the S&P 500(R) Index(2) for the six months ended April 30, 2010. As of April 30, 2010, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These asset-class differences accounted for much of the Fund's underperformance of the S&P 500(R) Index. Even with the Fund's asset-allocation targets taken into account, however, the Fund's performance was modestly below our expectations. Disappointing results from several Underlying Funds, particularly those that use quantitative stock selection, detracted from the Fund's performance relative to the S&P 500(R) Index and the Fund's average Lipper peer fund. The Fund also had negative beta exposure (or lower volatility than the market as a whole) in a period when the stock market was rising. In addition, the Fund suffered from a slight bias toward growth-oriented stocks in a period when value stocks were in favor.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds. In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, these techniques were generally unsuccessful, as they steered the Fund into Underlying Funds that collectively underperformed the S&P 500(R) Index after adjusting for Underlying Fund expenses and the Fund's strategic allocation policy.

Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3)

It is usually difficult to identify any single factor that had a disproportionate effect on the Fund's relative performance, but during the reporting period, one theme had a distinctive impact. We tilted the Fund toward Underlying Funds that prized earnings stability, because higher-quality stocks with stable earnings have historically been rewarded with higher returns than lower-quality stocks with earnings that are less stable. Unfortunately, when the global equity markets turned positive in the spring of 2009, investors aggressively bought the riskiest and lowest-quality securities in anticipation that these securities would benefit most from a recovery. This trend persisted throughout the reporting period, and stocks with negative earnings and cash flows were among the best performers. This so-called junk rally served as a significant drag on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

The most noteworthy change we made during the reporting period was a gradual, protracted shift away from large-cap growth-oriented Underlying Funds toward Underlying Funds with a more neutral style and capitalization focus. Specifically, we reduced the Fund's allocations to MainStay Large Cap Growth Fund, MainStay Growth Equity Fund and MainStay 130/30 Growth Fund and increased the Fund's allocations to MainStay Epoch U.S. All Cap Fund and, to a lesser degree, to MainStay 130/30 Core Fund. This shift had a positive impact on the Fund's performance, as value-oriented small-capitalization stocks


1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                    mainstayinvestments.com    9
outpaced growth-oriented larger-cap stocks as the reporting period progressed. We have substantially reduced the Fund's exposure to growth-oriented stocks over the past two and a half years. At the end of the current reporting period, the Fund was evenly positioned between growth and value.

In addition, we reduced the Fund's allocations to MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund and directed the proceeds to Underlying Fixed Income Funds that focus on inflation indexed Treasury bonds. This decision had a very modest positive impact on the Fund's performance.

During the reporting period, the Fund initiated new positions in Columbia Small Cap Index Fund, MainStay Epoch Global Choice Fund and MainStay Convertible Fund. We selected Columbia Small Cap Index Fund to gain pure exposure to the small-cap segment of the U.S. stock market. We chose MainStay Epoch Global Choice Fund to further diversify the Fund across management strategies and to enhance the Fund's exposure to desirable cash flow metrics. MainStay Convertible Fund was chosen to increase the Fund's responsiveness to movements in the equity market while incrementally lowering the Fund's average credit quality and duration.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Columbia Small Cap Index Fund, MainStay U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund generated the best total returns among the Underlying Equity Funds in which the Fund invested, as these Underlying Funds invested most heavily in smaller-capitalization stocks. The worst returns came from Underlying Equity Funds that invest abroad, namely MainStay ICAP International Fund, MainStay 130/30 International Fund and MainStay International Equity Fund. These Underlying Funds were hampered not only by comparatively weak overseas returns in local currencies but also by a strengthening U.S. dollar.


DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

On an absolute basis, the strongest contributions to the Fund's equity performance came from the Fund's largest Underlying Equity Fund holdings, namely MainStay MAP Fund and MainStay Growth Equity Fund.

During the reporting period, no Underlying Equity Funds in which the Fund invested provided negative returns. The weakest contributions to the Fund's performance came from two of its smallest positions, MainStay S&P 500 Index Fund and MainStay Epoch Global Choice Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

U.S. Treasury yields were largely unchanged over the course of the reporting period. Signs of economic strength, improving corporate profitability and a large supply of new issuance threatened to push rates higher. These factors, however, were offset by concerns about corporate and sovereign default risk (holding company Dubai World and Greece were notable examples) and by questions about the sustainability of the economic recovery. Lower-quality fixed-income securities generally outperformed higher-quality fixed-income securities as credit spreads(4) narrowed, driving bond prices higher.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In anticipation that Treasury rates would ultimately rise and that credit spreads would continue to narrow from the wider-than-normal levels we had observed, we shortened the Fund's duration and reestablished a bias toward lower-quality instruments. We implemented these strategies primarily by increasing the Fund's holdings in MainStay Floating Rate Fund, MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund.



4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

10    MainStay Retirement 2010 Fund

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund, both of which benefited from the contraction in credit spreads that accompanied the economic recovery. The worst-performing Underlying Fixed Income Fund--and the only Fund holding that provided a negative return--was American Century International Bond Fund. This Underlying Fund was hurt by the potential for sovereign defaults and by a rising U.S. dollar.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                  SHARES        VALUE
AFFILIATED INVESTMENT COMPANIES 87.5%+
-----------------------------------------------------

EQUITY FUNDS 45.6%
MainStay 130/30 Core
  Fund Class I                   357,010  $ 2,591,895
MainStay 130/30 Growth
  Fund Class I (a)                27,584      220,397
MainStay 130/30 International
  Fund Class I                   162,591    1,027,577
MainStay Common Stock
  Fund Class I                   151,121    1,657,793
MainStay Epoch Global Choice
  Fund Class I                    21,449      303,068
MainStay Epoch U.S. All Cap
  Fund Class I                   101,066    2,226,494
MainStay Growth Equity
  Fund Class I                    14,403      147,772
MainStay ICAP Equity
  Fund Class I                    52,433    1,795,310
MainStay ICAP International
  Fund Class I                    37,686    1,033,349
MainStay ICAP Select Equity
  Fund Class I                    54,295    1,796,608
MainStay International Equity
  Fund Class I                    71,382      875,852
MainStay Large Cap Growth
  Fund Class I (a)               314,172    2,038,979
MainStay MAP
  Fund Class I                    85,432    2,559,543
MainStay S&P 500 Index
  Fund Class I                     2,741       75,256
MainStay U.S. Small Cap
  Fund Class I (a)                48,449      737,876
                                          -----------
Total Equity Funds
  (Cost $16,683,132)                       19,087,769
                                          -----------



FIXED INCOME FUNDS 41.9%
MainStay Convertible
  Fund Class I                    10,645      158,607
MainStay Floating Rate
  Fund Class I                    70,610      660,909
MainStay Global High Income
  Fund Class I                    56,408      656,023
MainStay High Yield Corporate
  Bond Fund Class I              176,398    1,019,579
MainStay High Yield
  Opportunities
  Fund Class I                   118,361    1,402,574
MainStay Indexed Bond
  Fund Class I                   840,058    9,551,456
MainStay Intermediate Term Bond
  Fund Class I                   389,317    4,091,720
                                          -----------
Total Fixed Income Funds
  (Cost $16,624,138)                       17,540,868
                                          -----------
Total Affiliated Investment
  Companies
  (Cost $33,307,270)                       36,628,637
                                          -----------


UNAFFILIATED INVESTMENT COMPANIES 12.4%
-----------------------------------------------------

EQUITY FUNDS 3.9%
Columbia Funds Series
  Trust--Columbia SmallCap
  Index Fund                       4,669       74,612
T. Rowe Price Emerging Markets
  Stock Fund                      28,068      867,578
T. Rowe Price International
  Discovery Fund                  18,178      699,498
                                          -----------
Total Equity Funds
  (Cost $1,534,775)                         1,641,688
                                          -----------



FIXED INCOME FUNDS 8.5%
American Century Inflation
  Adjusted Bond Fund             258,114    3,050,906
American Century International
  Bond Fund Institutional Class   35,507      494,971
                                          -----------
Total Fixed Income Funds
  (Cost $3,514,034)                         3,545,877
                                          -----------
Total Unaffiliated Investment
  Companies
  (Cost $5,048,809)                         5,187,565
                                          -----------
Total Investments
  (Cost $38,356,079) (b)            99.9%  41,816,202
Other Assets, Less Liabilities       0.1       62,153
                                 -------  -----------

Net Assets                         100.0%  41,878,355
                                 =======  ===========





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  At April 30, 2010, cost is $41,231,948
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 3,487,508
Gross unrealized depreciation       (2,903,254)
                                   -----------
Net unrealized appreciation        $   584,254
                                   ===========





12    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Investments in Securities
Affiliated Investment Companies
  Equity Funds                                  $19,087,769     $     --      $     --  $19,087,769
  Fixed Income Funds                             17,540,868           --            --   17,540,868
                                                -----------     --------      --------  -----------
Total Affiliated Investment Companies            36,628,637           --            --   36,628,637
                                                -----------     --------      --------  -----------
Unaffiliated Investment Companies
  Equity Funds                                    1,641,688           --            --    1,641,688
  Fixed Income Funds                              3,545,877           --            --    3,545,877
                                                -----------     --------      --------  -----------
Total Unaffiliated Investment Companies           5,187,565           --            --    5,187,565
                                                -----------     --------      --------  -----------
Total Investments in Securities                 $41,816,202          $--           $--  $41,816,202
                                                ===========     ========      ========  ===========




At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $33,307,270)                   $36,628,637
Investments in unaffiliated
  investment companies, at value
  (identified cost $5,048,809)          5,187,565
Receivables:
  Investment securities sold              104,915
  Fund shares sold                         38,363
  Manager (See Note 3)                     19,591
Other assets                               47,209
                                      -----------
     Total assets                      42,026,280
                                      -----------

LIABILITIES:
Due to custodian                          104,915
Payables:
  Transfer agent (See Note 3)              15,011
  Professional fees                        13,695
  Fund shares redeemed                      8,003
  NYLIFE Distributors (See Note 3)          2,367
  Custodian                                 2,145
  Trustees                                    192
Accrued expenses                            1,597
                                      -----------
     Total liabilities                    147,925
                                      -----------
Net assets                            $41,878,355
                                      ===========

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                   $     4,322
Additional paid-in capital             39,339,575
                                      -----------
                                       39,343,897
Accumulated undistributed net
  investment income                       208,036
Accumulated net realized loss on
  investments                          (1,133,701)
Net unrealized appreciation on
  investments                           3,460,123
                                      -----------
Net assets                            $41,878,355
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   369,569
                                      ===========
Shares of beneficial interest
  outstanding                              38,184
                                      ===========
Net asset value per share
  outstanding                         $      9.68
Maximum sales charge (5.50% of
  offering price)                            0.56
                                      -----------
Maximum offering price per share
  outstanding                         $     10.24
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 6,701,854
                                      ===========
Shares of beneficial interest
  outstanding                             694,571
                                      ===========
Net asset value per share
  outstanding                         $      9.65
Maximum sales charge (5.50% of
  offering price)                            0.56
                                      -----------
Maximum offering price per share
  outstanding                         $     10.21
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $32,098,474
                                      ===========
Shares of beneficial interest
  outstanding                           3,309,114
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.70
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $ 1,737,800
                                      ===========
Shares of beneficial interest
  outstanding                             179,929
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.66
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $   970,658
                                      ===========
Shares of beneficial interest
  outstanding                             100,465
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.66
                                      ===========





14    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $  512,563
  Dividend distributions from
     unaffiliated investment
     companies                            44,154
                                      ----------
     Total income                        556,717
                                      ----------
EXPENSES:
  Transfer agent (See Note 3)             47,342
  Registration                            46,457
  Manager (See Note 3)                    20,822
  Shareholder communication               18,201
  Professional fees                       14,256
  Distribution/Service--Investor
     Class (See Note 3)                      263
  Distribution/Service--Class A (See
     Note 3)                               8,339
  Distribution/Service--Class R2
     (See Note 3)                          2,138
  Distribution/Service--Class R3
     (See Note 3)                          2,476
  Custodian                                5,655
  Trustees                                   751
  Shareholder service (See Note 3)         1,353
  Miscellaneous                            4,096
                                      ----------
     Total expenses before
       waiver/reimbursement              172,149
  Expense waiver/reimbursement from
     Manager (See Note 3)               (131,358)
  Expense reimbursement from
     Transfer agent (See Note 3)          (1,023)
                                      ----------
     Net expenses                         39,768
                                      ----------
Net investment income                    516,949
                                      ----------

REALIZED AND UNREALIZED GAIN ON :
Net realized gain on:
  Affiliated investment company
     transactions                      2,162,823
  Unaffiliated investment company
     transactions                        459,662
  Realized gain distributions from
     affiliated investment companies      30,977
  Realized gain distributions from
     unaffiliated investment
     companies                             5,981
                                      ----------
Net realized gain on investments
  from affiliated and unaffiliated
  investment companies                 2,659,443
                                      ----------
Net change in unrealized
  appreciation on investments             66,476
                                      ----------
Net realized and unrealized gain on
  investments                          2,725,919
                                      ----------
Net increase in net assets resulting
  from operations                     $3,242,868
                                      ==========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                       2010          2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $    516,949  $    913,605
 Net realized gain (loss) on
  investments from
  affiliated and
  unaffiliated investment
  company transactions            2,659,443    (3,169,896)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                        66,476     8,007,774
                               --------------------------
 Net increase in net assets
  resulting from operations       3,242,868     5,751,483
                               --------------------------
Dividends to shareholders:
 From net investment income:
    Investor Class                   (4,024)       (1,237)
    Class A                        (142,596)     (116,981)
    Class I                        (737,674)     (519,833)
    Class R2                        (32,713)           --
    Class R3                        (18,719)      (18,140)
                               --------------------------
 Total dividends to
  shareholders                     (935,726)     (656,191)
                               --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                          6,960,214    24,528,411
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         935,726       656,191
 Cost of shares redeemed        (10,898,830)  (13,157,027)
                               --------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                (3,002,890)   12,027,575
                               --------------------------
    Net increase (decrease)
     in net assets                 (695,748)   17,122,867
NET ASSETS:
Beginning of period              42,574,103    25,451,236
                               --------------------------
End of period                  $ 41,878,355  $ 42,574,103
                               ==========================
Accumulated undistributed net
 investment income at end of
 period                        $    208,036  $    626,813
                               ==========================





16    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     --------------------------------------------------
                                                                           FEBRUARY 28,
                                     SIX MONTHS                               2008**
                                        ENDED           YEAR ENDED            THROUGH
                                      APRIL 30,        OCTOBER 31,          OCTOBER 31,
                                        2010*              2009                2008
Net asset value at beginning of
  period                               $ 9.15             $ 7.95              $  9.95
                                       ------             ------              -------
Net investment income (a)                0.10               0.22                 0.15
Net realized and unrealized gain
  (loss) on investments                  0.62               1.17                (2.15)
                                       ------             ------              -------
Total from investment operations         0.72               1.39                (2.00)
                                       ------             ------              -------
Less dividends and distributions:
  From net investment income            (0.19)             (0.19)                  --
  From net realized gain on
     investments                           --                 --                   --
                                       ------             ------              -------
Total dividends and distributions       (0.19)             (0.19)                  --
                                       ------             ------              -------
Net asset value at end of period       $ 9.68             $ 9.15              $  7.95
                                       ======             ======              =======
Total investment return (b)              7.99%(c)          17.90%              (20.10%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  2.11%++            2.61%                2.38%++
  Net expenses (d)                       0.47%++            0.38%                0.46%++
  Expenses (before
     waiver/reimbursement) (d)           2.25%++            0.89%                6.41%++
Portfolio turnover rate                    53%                76%                 127%
Net assets at end of period (in
  000's)                               $  370             $  163              $    41




                                                               CLASS I
                                     -----------------------------------------------------------         CLASS R2
                                                                                       JUNE 29,         ----------
                                     SIX MONTHS                                         2007**          SIX MONTHS
                                        ENDED                                          THROUGH             ENDED
                                      APRIL 30,        YEAR ENDED OCTOBER 31,        OCTOBER 31,         APRIL 30,
                                        2010*            2009           2008             2007              2010*
Net asset value at beginning of
  period                               $  9.18         $  7.96        $ 10.58           $10.00            $ 9.12
                                       -------         -------        -------           ------            ------
Net investment income (a)                 0.12            0.25           0.26             0.08              0.10
Net realized and unrealized gain
  (loss) on investments                   0.61            1.18          (2.81)            0.50              0.62
                                       -------         -------        -------           ------            ------
Total from investment operations          0.73            1.43          (2.55)            0.58              0.72
                                       -------         -------        -------           ------            ------
Less dividends and distributions:
  From net investment income             (0.21)          (0.21)         (0.06)              --             (0.18)
  From net realized gain on
     investments                            --              --          (0.01)              --                --
                                       -------         -------        -------           ------            ------
Total dividends and distributions        (0.21)          (0.21)         (0.07)              --             (0.18)
                                       -------         -------        -------           ------            ------
Net asset value at end of period       $  9.70         $  9.18        $  7.96           $10.58            $ 9.66
                                       =======         =======        =======           ======            ======
Total investment return (b)               8.09%(c)       18.38%        (24.25%)           5.80%(c)          8.01%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   2.56%++         2.98%          2.77%            2.42%++           2.14%++
  Net expenses (d)                        0.12%++         0.12%          0.13%            0.13%++           0.47%++
  Expenses (before
     waiver/reimbursement) (d)            0.75%++         0.84%          1.51%           30.84%++           1.10%++
Portfolio turnover rate                     53%             76%           127%              17%               53%
Net assets at end of period (in
  000's)                               $32,098         $33,025        $20,105           $  930            $1,738
                                       CLASS R2
                                     -----------
                                      JANUARY 8,
                                        2009**
                                       THROUGH
                                     OCTOBER 31,
                                         2009
Net asset value at beginning of
  period                                $ 7.84
                                        ------
Net investment income (a)                 0.15
Net realized and unrealized gain
  (loss) on investments                   1.13
                                        ------
Total from investment operations          1.28
                                        ------
Less dividends and distributions:
  From net investment income                --
  From net realized gain on
     investments                            --
                                        ------
Total dividends and distributions           --
                                        ------
Net asset value at end of period        $ 9.12
                                        ======
Total investment return (b)              16.33%(c)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   2.12%++
  Net expenses (d)                        0.47%++
  Expenses (before
     waiver/reimbursement) (d)            1.18%++
Portfolio turnover rate                     76%
Net assets at end of period (in
  000's)                                $1,821



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.




18    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   CLASS A
      ----------------------------------------------------------------
                                                             JUNE 29,
      SIX MONTHS                                              2007**
         ENDED                                               THROUGH
       APRIL 30,           YEAR ENDED OCTOBER 31,          OCTOBER 31,
         2010*             2009             2008               2007

        $ 9.12            $ 7.95          $ 10.57             $10.00
        ------            ------          -------             ------
          0.11              0.23             0.24               0.06
          0.61              1.15            (2.80)              0.51
        ------            ------          -------             ------
          0.72              1.38            (2.56)              0.57
        ------            ------          -------             ------

         (0.19)            (0.21)           (0.05)                --
            --                --            (0.01)                --
        ------            ------          -------             ------
         (0.19)            (0.21)           (0.06)                --
        ------            ------          -------             ------
        $ 9.65            $ 9.12          $  7.95             $10.57
        ======            ======          =======             ======
          8.04%(c)         17.85%          (24.37%)             5.70%(c)

          2.26%++           2.78%            2.46%              1.83%++
          0.37%++           0.37%            0.38%              0.38%++
          1.00%++           1.09%            1.81%             31.10%++
            53%               76%             127%                17%
        $6,702            $6,570          $ 4,418             $  281



                            CLASS R3
      ----------------------------------------------------
                                                  MAY 1,
      SIX MONTHS                                  2008**
         ENDED             YEAR ENDED            THROUGH
      APRIL 30,           OCTOBER 31,          OCTOBER 31,
         2010*                2009                 2008

        $ 9.13               $ 7.93              $ 10.07
        ------               ------              -------
          0.09                 0.20                 0.14
          0.61                 1.17                (2.28)
        ------               ------              -------
          0.70                 1.37                (2.14)
        ------               ------              -------

         (0.17)               (0.17)                  --
            --                   --                   --
        ------               ------              -------
         (0.17)               (0.17)                  --
        ------               ------              -------
        $ 9.66               $ 9.13              $  7.93
        ======               ======              =======
          7.75%(c)            17.62%              (21.25%)(c)

          1.92%++              2.47%                3.25%++
          0.72%++              0.72%                0.73%++
          1.35%++              1.44%                1.86%++
            53%                  76%                 127%
        $  971               $  996              $   887




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

MAINSTAY RETIREMENT 2020 FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          3.39%    21.90%      -3.23%
Excluding sales charges     9.41     29.00       -1.28




(With sales charges)


(LINE GRAPH)

                                                                   BARCLAYS CAPITAL
              MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                   2020 FUND            INDEX          INDEX          BOND INDEX
              -------------------    ----------    ------------    ----------------
6/29/07               9450              10000          10000             10000
4/30/08               9470               9367           9641             10800
4/30/09               7062               6059           5518             11214
4/30/10               9110               8412           7418             12145



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          3.47%    21.88%      -3.16%
Excluding sales charges     9.49     28.98       -1.21




(With sales charges)


(LINE GRAPH)

                                                                          BARCLAYS CAPITAL
                     MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                          2020 FUND            INDEX          INDEX          BOND INDEX
                     -------------------    ----------    ------------    ----------------
6/29/07                     23625              25000          25000             25000
4/30/08                     23698              23416          24103             27000
4/30/09                     17693              15147          13796             28036
4/30/10                     22820              21031          18546             30362



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                   9.53%    29.27%      -1.02%




(With sales charges)


(LINE GRAPH)

                                                                 BARCLAYS CAPITAL
            MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                 2020 FUND            INDEX          INDEX          BOND INDEX
            -------------------    ----------    ------------    ----------------
6/29/07            10000              10000          10000             10000
4/30/08            10043               9367           9641             10800
4/30/09             7515               6059           5518             11214
4/30/10             9715               8412           7418             12145








1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


20    MainStay Retirement 2020 Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                   9.36%    29.00%      -1.31%




(With sales charges)


(LINE GRAPH)

                                                                   BARCLAYS CAPITAL
              MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                   2020 FUND            INDEX          INDEX          BOND INDEX
              -------------------    ----------    ------------    ----------------
6/29/07              10000              10000          10000             10000
4/30/08              10023               9367           9641             10800
4/30/09               7467               6059           5518             11214
4/30/10               9633               8412           7418             12145



CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                   9.21%    28.65%      -1.58%






(LINE GRAPH)

                                                                                          BARCLAYS CAPITAL
                                     MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                                          2020 FUND            INDEX          INDEX          BOND INDEX
                                     -------------------    ----------    ------------    ----------------
6/29/07                                     10000              10000          10000             10000
4/30/08                                     10002               9367           9641             10800
4/30/09                                      7431               6059           5518             11214
4/30/10                                      9559               8412           7418             12145




BENCHMARK PERFORMANCE                               SIX       ONE       SINCE
                                                  MONTHS     YEAR     INCEPTION
S&P 500(R) Index(5)                               15.66%    38.84%      -5.92%
MSCI EAFE(R) Index(6)                              2.48     34.43      -10.00
Barclays Capital U.S. Aggregate Bond Index(7)      2.54      8.30        7.10
Average Lipper mixed-asset target 2020 fund(8)     9.79     29.79       -3.42





   Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the MBS Index, and the ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2020 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    21

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2020 FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,094.10        $2.44          $1,022.50         $2.36
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,094.90        $1.92          $1,023.00         $1.86
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,095.30        $0.62          $1,024.20         $0.60
-------------------------------------------------------------------------------------------------------
CLASS R2 SHARES               $1,000.00       $1,093.60        $2.44          $1,022.50         $2.36
-------------------------------------------------------------------------------------------------------
CLASS R3 SHARES               $1,000.00       $1,092.10        $3.73          $1,021.20         $3.61
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


22    MainStay Retirement 2020 Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Total Return                                    41.6
Growth of Capital                               32.3
Capital Appreciation                            15.6
Current Income                                  10.2
Other Assets, Less Liabilities                   0.3




 See Portfolio of Investments on page 26 for specific holdings within these categories.



                                                   mainstayinvestments.com    23

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2020 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 9.41% for Investor Class shares and 9.49% for Class A shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 9.53%, Class R2 shares returned 9.36% and Class R3 shares returned 9.21%. All share classes underperformed the 9.79% return of the average Lipper(1) mixed-asset target 2020 fund and the 15.66% return of the S&P 500(R) Index(2) for the six months ended April 30, 2010. As of April 30, 2010, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 20 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These asset-class differences accounted for much of the Fund's underperformance of the S&P 500(R) Index. Even with the Fund's asset-allocation targets taken into account, however, performance was moderately below our expectations. Disappointing results from several Underlying Funds, particularly those that use quantitative stock selection, detracted from the Fund's performance relative to the S&P 500(R) Index and the Fund's average Lipper peer fund. The Fund also had negative beta exposure (or lower volatility than the market as a whole) in a period when the stock market was rising. In addition, the Fund suffered from a slight bias toward growth-oriented stocks in a period when value stocks were in favor.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, these techniques were generally unsuccessful, as they steered the Fund into Underlying Funds that collectively underperformed the S&P 500(R) Index after adjusting for Underlying Fund expenses and the Fund's strategic allocation policy.

Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3)

It is usually difficult to identify any single factor that had a disproportionate effect on the Fund's relative performance, but during the reporting period, one theme had a distinctive impact. We tilted the Fund toward Underlying Funds that prized earnings stability, because higher-quality stocks with stable earnings have historically been rewarded with higher returns than lower-quality stocks with earnings that are less stable. Unfortunately, when the global equity markets turned positive in the spring of 2009, investors aggressively bought the riskiest and lowest-quality securities in anticipation that these securities would benefit most from a recovery. This trend persisted throughout the reporting period, and stocks with negative earnings and cash flows were among the best performers. This so-called junk rally served as a significant drag on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

The most noteworthy change we made during the reporting period was a gradual, protracted shift away from large-cap growth-oriented Underlying Funds toward Underlying Funds with a more neutral style and capitalization focus. Specifically, we reduced the Fund's allocations to MainStay Large Cap Growth Fund, MainStay Growth Equity Fund and MainStay 130/30 Growth Fund and increased the Fund's allocations to MainStay Epoch U.S. All Cap Fund and, to a lesser degree, to MainStay 130/30 Core Fund. This shift had a positive impact on the Fund's performance, as value-oriented small-capitalization stocks

1. See footnote on page 21 for more information on Lipper Inc.
2. See footnote on page 21 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24    MainStay Retirement 2020 Fund
outpaced growth-oriented larger-cap stocks as the reporting period progressed. We have substantially reduced the Fund's exposure to growth-oriented stocks over the past two and a half years. At the end of the current reporting period, the Fund was evenly positioned between growth and value.

During the reporting period, the Fund initiated new positions in Columbia Small Cap Index Fund, MainStay Epoch Global Choice Fund and MainStay Convertible Fund. We selected Columbia Small Cap Index Fund to gain pure exposure to the small-cap segment of the U.S. stock market. We chose MainStay Epoch Global Choice Fund to further diversify the Fund across management strategies and to enhance the Fund's exposure to desirable cash flow metrics. MainStay Convertible Fund was chosen to increase the Fund's responsiveness to movements in the equity market while incrementally lowering the Fund's average credit quality and duration.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Columbia Small Cap Index Fund, MainStay U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund generated the best total returns among the Underlying Equity Funds in which the Fund invested, as these Underlying Funds invested most heavily in smaller-capitalization stocks. The worst returns came from Underlying Equity Funds that invest abroad, namely MainStay ICAP International Fund, MainStay 130/30 International Fund and MainStay International Equity Fund. These Underlying Funds were hampered not only by comparatively weak overseas returns in local currencies but also by a strengthening U.S. dollar.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

On an absolute basis, the strongest contributions to the Fund's equity performance came from the Fund's largest Underlying Equity Fund holdings, namely MainStay MAP Fund and MainStay Growth Equity Fund.

During the reporting period, no Underlying Equity Funds in which the Fund invested provided negative returns. The weakest contributions to the Fund's performance came from two of its smallest positions, MainStay S&P 500 Index Fund and MainStay Epoch Global Choice Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

U.S. Treasury yields were largely unchanged over the course of the reporting period. Signs of economic strength, improving corporate profitability and a large supply of new issuance threatened to push rates higher. These factors, however, were offset by concerns about corporate and sovereign default risk (holding company Dubai World and Greece were notable examples) and by questions about the sustainability of the economic recovery. Lower-quality fixed-income securities generally outperformed higher-quality fixed-income securities as credit spreads(4) narrowed, driving bond prices higher.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In anticipation that Treasury rates would ultimately rise and that credit spreads would continue to narrow from the wider-than-normal levels we had observed, we shortened the Fund's duration and reestablished a bias toward lower-quality instruments. We implemented these strategies primarily by increasing the Fund's holdings in MainStay Floating Rate Fund, MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund, both of which benefited from the contraction in credit spreads that accompanied the economic recovery. The worst-performing Underlying Fixed Income Fund--and the only Fund holding that provided a negative return--was American Century International Bond Fund. This Underlying Fund was hurt by the potential for sovereign defaults and by a rising U.S. dollar.



4 The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    25

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                 SHARES        VALUE
AFFILIATED INVESTMENT COMPANIES 90.6%+
----------------------------------------------------

EQUITY FUNDS 58.5%
MainStay 130/30 Core
  Fund Class I                  694,201  $ 5,039,899
MainStay 130/30 Growth
  Fund Class I (a)               53,096      424,239
MainStay 130/30 International
  Fund Class I                  320,994    2,028,679
MainStay Common Stock
  Fund Class I                  307,282    3,370,879
MainStay Epoch Global Choice
  Fund Class I                   45,083      637,024
MainStay Epoch U.S. All Cap
  Fund Class I                  174,764    3,850,053
MainStay Growth Equity
  Fund Class I                   20,754      212,932
MainStay ICAP Equity
  Fund Class I                  103,005    3,526,882
MainStay ICAP International
  Fund Class I                   74,430    2,040,878
MainStay ICAP Select Equity
  Fund Class I                  106,624    3,528,183
MainStay International Equity
  Fund Class I                  140,920    1,729,085
MainStay Large Cap Growth
  Fund Class I (a)              585,055    3,797,009
MainStay MAP
  Fund Class I                  155,996    4,673,648
MainStay S&P 500 Index
  Fund Class I                    5,351      146,941
MainStay U.S. Small Cap
  Fund Class I (a)              119,475    1,819,602
                                         -----------
Total Equity Funds
  (Cost $31,815,276)                      36,825,933
                                         -----------



FIXED INCOME FUNDS 32.1%
MainStay Convertible
  Fund Class I                   31,706      472,412
MainStay Floating Rate
  Fund Class I                  118,213    1,106,475
MainStay Global High Income
  Fund Class I                   94,430    1,098,221
MainStay High Yield Corporate
  Bond
  Fund Class I                  240,926    1,392,553
MainStay High Yield
  Opportunities
  Fund Class I                  162,055    1,920,350
MainStay Indexed Bond
  Fund Class I                  873,352    9,930,009
MainStay Intermediate Term
  Bond
  Fund Class I                  404,747    4,253,890
                                         -----------
Total Fixed Income Funds
  (Cost $19,056,297)                      20,173,910
                                         -----------
Total Affiliated Investment
  Companies
  (Cost $50,871,573)                      56,999,843
                                         -----------


UNAFFILIATED INVESTMENT COMPANIES 9.1%
----------------------------------------------------

EQUITY FUNDS 5.4%
Columbia Funds Series
  Trust--Columbia SmallCap
  Index Fund                     20,060      320,553
T. Rowe Price Emerging Markets
  Stock Fund                     55,362    1,711,249
T. Rowe Price International
  Discovery Fund                 35,837    1,379,015
                                         -----------
Total Equity Funds
  (Cost $3,043,316)                        3,410,817
                                         -----------



FIXED INCOME FUNDS 3.7%
American Century Inflation
  Adjusted Bond Fund            122,907    1,452,755
American Century International
  Bond Fund Institutional
  Class                          61,635      859,191
                                         -----------
Total Fixed Income Funds
  (Cost $2,313,538)                        2,311,946
                                         -----------
Total Unaffiliated Investment
  Companies
  (Cost $5,356,854)                        5,722,763
                                         -----------
Total Investments
  (Cost $56,228,427) (b)           99.7%  62,722,606
Other Assets, Less Liabilities      0.3      183,382
                                -------  -----------

Net Assets                        100.0% $62,905,988
                                =======  ===========





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  At April 30, 2010,  cost is $59,110,760
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 6,524,426
Gross unrealized depreciation       (2,912,580)
                                   -----------
Net unrealized appreciation        $ 3,611,846
                                   ===========






26    MainStay Retirement 2020 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Investments in Securities
Affiliated Investment Companies
  Equity Funds                                  $36,825,933     $     --      $     --  $36,825,933
  Fixed Income Funds                             20,173,910           --            --   20,173,910
                                                -----------     --------      --------  -----------
Total Affiliated Investment Companies            56,999,843           --            --   56,999,843
                                                -----------     --------      --------  -----------
Unaffiliated Investment Companies
  Equity Funds                                    3,410,817           --            --    3,410,817
  Fixed Income Funds                              2,311,946           --            --    2,311,946
                                                -----------     --------      --------  -----------
  Total Unaffiliated Investment Companies         5,722,763           --            --    5,722,763
                                                -----------     --------      --------  -----------
Total Investments in Securities                 $62,722,606          $--           $--  $62,722,606
                                                ===========     ========      ========  ===========




At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $50,871,573)                   $56,999,843
Investments in unaffiliated
  investment companies, at value
  (identified cost $5,356,854)          5,722,763
Cash                                       25,538
Receivables:
  Fund shares sold                        153,013
  Manager (See Note 3)                     19,978
Other assets                               52,698
                                      -----------
     Total assets                      62,973,833
                                      -----------

LIABILITIES:
Payables:
  Investment securities purchased          25,538
  Transfer agent (See Note 3)              16,134
  Professional fees                        13,625
  Fund shares redeemed                      4,543
  NYLIFE Distributors (See Note 3)          4,055
  Custodian                                 2,085
  Trustees                                    191
Accrued expenses                            1,674
                                      -----------
     Total liabilities                     67,845
                                      -----------
Net assets                            $62,905,988
                                      ===========

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                   $     6,828
Additional paid-in capital             57,788,381
                                      -----------
                                       57,795,209
Accumulated undistributed net
  investment income                       227,381
Accumulated net realized loss on
  investments                          (1,610,781)
Net unrealized appreciation on
  investments                           6,494,179
                                      -----------
Net assets                            $62,905,988
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $ 1,569,570
                                      ===========
Shares of beneficial interest
  outstanding                             170,503
                                      ===========
Net asset value per share
  outstanding                         $      9.21
Maximum sales charge (5.50% of
  offering price)                            0.54
                                      -----------
Maximum offering price per share
  outstanding                         $      9.75
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $12,540,336
                                      ===========
Shares of beneficial interest
  outstanding                           1,364,787
                                      ===========
Net asset value per share
  outstanding                         $      9.19
Maximum sales charge (5.50% of
  offering price)                            0.53
                                      -----------
Maximum offering price per share
  outstanding                         $      9.72
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $45,258,421
                                      ===========
Shares of beneficial interest
  outstanding                           4,907,833
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.22
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $ 1,690,092
                                      ===========
Shares of beneficial interest
  outstanding                             183,862
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.19
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 1,847,569
                                      ===========
Shares of beneficial interest
  outstanding                             201,077
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.19
                                      ===========






28    MainStay Retirement 2020 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies             $  687,928
  Dividend distributions from
     unaffiliated
     investment companies                 39,363
                                      ----------
     Total income                        727,291
                                      ----------
EXPENSES:
  Transfer agent (See Note 3)             52,597
  Registration                            51,479
  Manager (See Note 3)                    29,589
  Distribution/Service--Investor
     Class (See Note 3)                    1,500
  Distribution/Service--Class A (See
     Note 3)                              14,690
  Distribution/Service--Class R2
     (See Note 3)                          1,430
  Distribution/Service--Class R3
     (See Note 3)                          4,498
  Shareholder communication               19,651
  Professional fees                       15,403
  Custodian                                5,391
  Trustees                                   997
  Shareholder service (See Note 3)         1,473
  Miscellaneous                            4,188
                                      ----------
       Total expenses before
          waiver/reimbursement           202,886
  Expense waiver/reimbursement from
     Manager (See Note 3)               (141,691)
  Expense reimbursement from
     Transfer agent (See Note 3)          (1,797)
                                      ----------
     Net expenses                         59,398
                                      ----------
Net investment income                    667,893
                                      ----------

REALIZED AND UNREALIZED GAIN ON :
Net realized gain on:
  Affiliated investment company
     transactions                      2,213,479
  Unaffiliated investment company
     transactions                        368,028
  Realized gain distributions from
     affiliated investment companies      31,639
  Realized gain distributions from
     unaffiliated investment
     companies                            10,769
                                      ----------
Net realized gain on investments
  from affiliated and unaffiliated
  investment companies                 2,623,915
                                      ----------
Net change in unrealized
  appreciation on investments          2,089,545
                                      ----------
Net realized and unrealized gain on
  investments                          4,713,460
                                      ----------
Net increase in net assets resulting
  from operations                     $5,381,353
                                      ==========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                       2010         2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $    667,893  $   986,746
 Net realized gain (loss) on
  investments from
  affiliated and
  unaffiliated investment
  company transactions            2,623,915   (3,703,111)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                     2,089,545   10,536,753
                               -------------------------
 Net increase in net assets
  resulting from operations       5,381,353    7,820,388
                               -------------------------
Dividends and distributions
 to shareholders:
 From net investment income:
    Investor Class                  (17,600)      (6,172)
    Class A                        (199,170)    (127,594)
    Class I                        (820,771)    (471,082)
    Class R2                        (18,380)          --
    Class R3                        (26,508)     (27,097)
                               -------------------------
                                 (1,082,429)    (631,945)
                               -------------------------
 From net realized gain on
  investments:
    Investor Class                       --         (630)
    Class A                              --      (11,253)
    Class I                              --      (42,294)
    Class R3                             --       (2,967)
                               -------------------------
                                         --      (57,144)
                               -------------------------
 Total dividends and
  distributions to
  shareholders                   (1,082,429)    (689,089)
                               -------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         10,422,302   32,450,241
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               1,082,429      689,089
 Cost of shares redeemed        (10,418,523)  (9,078,659)
                               -------------------------
    Increase in net assets
     derived from capital
     share transactions           1,086,208   24,060,671
                               -------------------------
    Net increase in net
     assets                       5,385,132   31,191,970
NET ASSETS:
Beginning of period              57,520,856   26,328,886
                               -------------------------
End of period                  $ 62,905,988  $57,520,856
                               =========================
Accumulated undistributed net
 investment income at end of
 period                        $    227,381  $   641,917
                               =========================






30    MainStay Retirement 2020 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $ 8.56             $ 7.43             $  9.83
                                       ------             ------             -------
Net investment income (a)                0.08               0.18                0.12
Net realized and unrealized gain
  (loss) on investments                  0.72               1.13               (2.52)
                                       ------             ------             -------
Total from investment operations         0.80               1.31               (2.40)
                                       ------             ------             -------
Less dividends and distributions:
  From net investment income            (0.15)             (0.16)                 --
  From net realized gain on
     investments                           --              (0.02)                 --
                                       ------             ------             -------
Total dividends and distributions       (0.15)             (0.18)                 --
                                       ------             ------             -------
Net asset value at end of period       $ 9.21             $ 8.56             $  7.43
                                       ======             ======             =======
Total investment return (b)              9.41%(c)          17.99%             (24.42%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.86%++            2.31%               2.02% ++
  Net expenses (d)                       0.47%++            0.47%               0.47% ++
  Expenses (before
     waiver/reimbursement) (d)           1.18%++            1.31%               1.48% ++
Portfolio turnover rate                    45%                68%                134%
Net assets at end of period (in
  000's)                               $1,570             $  915             $   342




                                                           CLASS I                                   CLASS R2
                                     --------------------------------------------------     --------------------------
                                                                              JUNE 29,                      JANUARY 8,
                                     SIX MONTHS                                2007**       SIX MONTHS        2009**
                                        ENDED        YEAR ENDED OCTOBER       THROUGH          ENDED         THROUGH
                                      APRIL 30,             31,             OCTOBER 31,      APRIL 30,     OCTOBER 31,
                                        2010*         2009        2008          2007           2010*           2009
Net asset value at beginning of
  period                               $  8.58      $  7.45     $ 10.57        $10.00         $ 8.54          $ 7.21
                                       -------      -------     -------        ------         ------          ------
Net investment income (a)                 0.10         0.21        0.19          0.05           0.09            0.12
Net realized and unrealized gain
  (loss) on investments                   0.71         1.12       (3.24)         0.52           0.70            1.21
                                       -------      -------     -------        ------         ------          ------
Total from investment operations          0.81         1.33       (3.05)         0.57           0.79            1.33
                                       -------      -------     -------        ------         ------          ------
Less dividends and distributions:
  From net investment income             (0.17)       (0.18)      (0.06)           --          (0.14)             --
  From net realized gain on
     investments                            --        (0.02)      (0.01)           --             --              --
                                       -------      -------     -------        ------         ------          ------
Total dividends and distributions        (0.17)       (0.20)      (0.07)           --          (0.14)             --
                                       -------      -------     -------        ------         ------          ------
Net asset value at end of period       $  9.22      $  8.58     $  7.45        $10.57         $ 9.19          $ 8.54
                                       =======      =======     =======        ======         ======          ======
Total investment return (b)               9.53%(c)    18.30%     (29.14%)        5.80%(c)       9.36%(c)       18.45%(c)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   2.35%++      2.73%       2.06%         1.56%++        2.02%++         1.82%++
  Net expenses (d)                        0.12%++      0.12%       0.13%         0.13%++        0.47%++         0.47%++
  Expenses (before
     waiver/reimbursement) (d)            0.60%++      0.76%       1.45%        35.16%++        0.95%++         1.09%++
Portfolio turnover rate                     45%          68%        134%           25%            45%             68%
Net assets at end of period (in
  000's)                               $45,258      $42,809     $19,743        $  440         $1,690          $1,057



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





32    MainStay Retirement 2020 Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   CLASS A
      -----------------------------------------------------------------
                                                              JUNE 29,
      SIX MONTHS                                               2007**
         ENDED                                                THROUGH
       APRIL 30,           YEAR ENDED OCTOBER 31,           OCTOBER 31,
         2010*              2009             2008               2007

        $  8.54           $  7.44          $ 10.57             $10.00
        -------           -------          -------             ------
           0.09              0.19             0.17               0.04
           0.71              1.11            (3.25)              0.53
        -------           -------          -------             ------
           0.80              1.30            (3.08)              0.57
        -------           -------          -------             ------

          (0.15)            (0.18)           (0.04)                --
             --             (0.02)           (0.01)                --
        -------           -------          -------             ------
          (0.15)            (0.20)           (0.05)                --
        -------           -------          -------             ------
        $  9.19           $  8.54          $  7.44             $10.57
        =======           =======          =======             ======
           9.49%(c)         17.97%          (29.25%)             5.70%(c)

           2.05%++           2.48%            1.79%              1.32%++
           0.37%++           0.37%            0.38%              0.38%++
           0.85%++           1.01%            1.74%             35.65%++
             45%               68%             134%                25%
        $12,540           $11,026          $ 4,940             $  297



                            CLASS R3
      ----------------------------------------------------
                                                  MAY 1,
      SIX MONTHS                                  2008**
         ENDED             YEAR ENDED            THROUGH
       APRIL 30,          OCTOBER 31,          OCTOBER 31,
         2010*                2009                 2008

        $ 8.54               $ 7.42              $  9.98
        ------               ------              -------
          0.07                 0.17                 0.10
          0.71                 1.12                (2.66)
        ------               ------              -------
          0.78                 1.29                (2.56)
        ------               ------              -------

         (0.13)               (0.15)                  --
            --                (0.02)                  --
        ------               ------              -------
         (0.13)               (0.17)                  --
        ------               ------              -------
        $ 9.19               $ 8.54              $  7.42
        ======               ======              =======
          9.21%(c)            17.71%              (25.65%)(c)

          1.69%++              2.31%                2.61%++
          0.72%++              0.72%                0.73%++
          1.20%++              1.37%                1.81%++
            45%                  68%                 134%
        $1,848               $1,713              $ 1,305




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



MAINSTAY RETIREMENT 2030 FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          4.53%    25.28%      -5.22%
Excluding sales charges    10.61     32.57       -3.31




(With sales charges)


(LINE GRAPH)

                                                                   BARCLAYS CAPITAL
              MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                   2030 FUND            INDEX          INDEX          BOND INDEX
              -------------------    ----------    ------------    ----------------
6/29/07               9450              10000          10000             10000
4/30/08               9306               9367           9641             10800
4/30/09               6478               6059           5518             11214
4/30/10               8588               8412           7418             12145



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          4.61%    25.44%      -5.16%
Excluding sales charges    10.70     32.74       -3.25




(With sales charges)


(LINE GRAPH)

                                                                          BARCLAYS CAPITAL
                     MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                          2030 FUND            INDEX          INDEX          BOND INDEX
                     -------------------    ----------    ------------    ----------------
6/29/07                     23625              25000          25000             25000
4/30/08                     23266              23416          24103             27000
4/30/09                     16206              15147          13796             28036
4/30/10                     21512              21031          18546             30362



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                  10.96%    33.08%      -2.98%




(With sales charges)


(LINE GRAPH)

                                                                 BARCLAYS CAPITAL
            MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                 2030 FUND            INDEX          INDEX          BOND INDEX
            -------------------    ----------    ------------    ----------------
6/29/07            10000              10000          10000             10000
4/30/08             9869               9367           9641             10800
4/30/09             6895               6059           5518             11214
4/30/10             9176               8412           7418             12145








1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


34    MainStay Retirement 2030 Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                  10.70%    32.57%      -3.34%




(With sales charges)


(LINE GRAPH)

                                                                   BARCLAYS CAPITAL
              MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                   2030 FUND            INDEX          INDEX          BOND INDEX
              -------------------    ----------    ------------    ----------------
6/29/07              10000              10000          10000             10000
4/30/08               9840               9367           9641             10800
4/30/09               6849               6059           5518             11214
4/30/10               9080               8412           7418             12145



CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                  10.54%    32.31%      -3.55%




(With sales charges)


(LINE GRAPH)

                                                                                          BARCLAYS CAPITAL
                                     MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                                          2030 FUND            INDEX          INDEX          BOND INDEX
                                     -------------------    ----------    ------------    ----------------
6/29/07                                     10000              10000          10000             10000
4/30/08                                      9819               9367           9641             10800
4/30/09                                      6821               6059           5518             11214
4/30/10                                      9026               8412           7418             12145




BENCHMARK PERFORMANCE                               SIX       ONE       SINCE
                                                  MONTHS     YEAR     INCEPTION
S&P 500(R) Index(5)                               15.66%    38.84%      -5.92%
MSCI EAFE(R) Index(6)                              2.48     34.43      -10.00
Barclays Capital U.S. Aggregate Bond Index(7)      2.54      8.30        7.10
Average Lipper mixed-asset target 2030 fund(8)    11.78     35.09       -5.13





   current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the Fund's broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the MBS Index, and the ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2030 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    35

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2030 FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,106.10        $2.45          $1,022.50         $2.36
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,107.00        $1.93          $1,023.00         $1.86
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,109.60        $0.63          $1,024.20         $0.60
-------------------------------------------------------------------------------------------------------
CLASS R2 SHARES               $1,000.00       $1,107.00        $2.46          $1,022.50         $2.36
-------------------------------------------------------------------------------------------------------
CLASS R3 SHARES               $1,000.00       $1,105.40        $3.76          $1,021.20         $3.61
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


36    MainStay Retirement 2030 Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               39.2
Total Return                                    30.6
Capital Appreciation                            20.8
Current Income                                   9.2
Cash and Other Assets, Less Liabilities          0.2




 See Portfolio of Investments on page 41 for specific holdings within these categories.



                                                   mainstayinvestments.com    37

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2030 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 10.61% for Investor Class shares and 10.70% for Class A shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 10.96%, Class R2 shares returned 10.70% and Class R3 shares returned 10.54%. All share classes underperformed the 11.78% return of the average Lipper(1) mixed-asset target 2030 fund and the 15.66% return of the S&P 500(R) Index() for the six months ended April 30, 2010. As of April 30, 2010, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 34 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These asset-class differences accounted for much of the Fund's underperformance of the S&P 500(R) Index. Even with the Fund's asset-allocation targets taken into account, however, performance was moderately below our expectations. Disappointing results from several Underlying Funds, particularly those that use quantitative stock selection, detracted from the Fund's performance relative to the S&P 500(R) Index and the Fund's average Lipper peer fund. The Fund also had negative beta exposure (or lower volatility than the market as a whole) in a period when the stock market was rising. In addition, the Fund suffered from a slight bias toward growth-oriented stocks in a period when value stocks were in favor.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, these techniques were generally unsuccessful, as they steered the Fund into Underlying Funds that collectively underperformed the S&P 500(R) Index after adjusting for Underlying Fund expenses and the Fund's strategic allocation policy.

Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3)

It is usually difficult to identify any single factor that had a disproportionate effect on the Fund's relative performance, but during the reporting period, one theme had a distinctive impact. We tilted the Fund toward Underlying Funds that prized earnings stability, because higher-quality stocks with stable earnings have historically been rewarded with higher returns than lower-quality stocks with earnings that are less stable. Unfortunately, when the global equity markets turned positive in the spring of 2009, investors aggressively bought the riskiest and lowest-quality securities in anticipation that these securities would benefit most from a recovery. This trend persisted throughout the reporting period, and stocks with negative earnings and cash flows were among the best performers. This so-called junk rally served as a significant drag on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

The most noteworthy change we made during the reporting period was a gradual, protracted shift away from large-cap growth-oriented Underlying Funds toward Underlying Funds with a more neutral style and capitalization focus. Specifically, we reduced the Fund's allocations to MainStay Large Cap Growth Fund, MainStay Growth Equity Fund and MainStay 130/30 Growth Fund and increased the Fund's allocations to MainStay Epoch U.S. All Cap Fund and, to a lesser degree, to MainStay 130/30 Core Fund. This


1. See footnote on page 35 for more information on Lipper Inc.
2. See footnote on page 35 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

38    MainStay Retirement 2030 Fund
shift had a positive impact on the Fund's performance, as value-oriented smaller-capitalization stocks outpaced growth-oriented larger-cap stocks as the reporting period progressed. We have substantially reduced the Fund's exposure to growth-oriented stocks over the past two and a half years. At the end of the current reporting period, the Fund was evenly positioned between growth and value.

During the reporting period, the Fund initiated new positions in Columbia Small Cap Index Fund, MainStay Epoch Global Choice Fund and MainStay Convertible Fund. We selected Columbia Small Cap Index Fund to gain pure exposure to the small-cap segment of the U.S. stock market. We chose MainStay Epoch Global Choice Fund to further diversify the Fund across management strategies and to enhance the Fund's exposure to desirable cash flow metrics. MainStay Convertible Fund was chosen to increase the Fund's responsiveness to movements in the equity market while incrementally lowering the Fund's average credit quality and duration.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Columbia Small Cap Index Fund, MainStay U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund generated the best total returns among the Underlying Equity Funds in which the Fund invested, as these Underlying Funds invested most heavily in smaller-capitalization stocks. The worst returns came from Underlying Equity Funds that invest abroad, namely MainStay ICAP International Fund, MainStay 130/30 International Fund and MainStay International Equity Fund. These Underlying Funds were hampered not only by comparatively weak overseas returns in local currencies but also by a strengthening U.S. dollar.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

On an absolute basis, the strongest contributions to the Fund's equity performance came from the Fund's largest Underlying Equity Fund holdings, namely MainStay MAP Fund and MainStay Growth Equity Fund.


During the reporting period, no Underlying Equity Funds in which the Fund invested provided negative returns. The weakest contributions to the Fund's performance came from two of its smallest positions, MainStay S&P 500 Index Fund and MainStay Epoch Global Choice Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

U.S. Treasury yields were largely unchanged over the course of the reporting period. Signs of economic strength, improving corporate profitability and a large supply of new issuance threatened to push rates higher. These factors, however, were offset by concerns about corporate and sovereign default risk (holding company Dubai World and Greece were notable examples) and by questions about the sustainability of the economic recovery. Lower-quality fixed-income securities generally outperformed higher-quality fixed-income securities as credit spreads(4) narrowed, driving bond prices higher.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In anticipation that Treasury rates would ultimately rise and that credit spreads would continue to narrow from the wider-than-normal levels we had observed, we shortened the Fund's duration and reestablished a bias toward lower-quality instruments. We implemented these strategies primarily by increasing the Fund's holdings in MainStay Floating Rate Fund, MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund, both of which benefited from the contraction


4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                   mainstayinvestments.com    39
in credit spreads that accompanied the economic recovery. The worst-performing Underlying Fixed Income Fund--and the only Fund holding that provided a negative return--was American Century International Bond Fund. This Underlying Fund was hurt by the potential for sovereign defaults and by a rising U.S. dollar.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

40    MainStay Retirement 2030 Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                   SHARES        VALUE
AFFILIATED INVESTMENT COMPANIES 89.8%+
------------------------------------------------------

EQUITY FUNDS 71.7%
MainStay 130/30 Core
  Fund Class I                  1,118,914  $ 8,123,313
MainStay 130/30 Growth
  Fund Class I (a)                 60,495      483,352
MainStay 130/30 International
  Fund Class I                    529,105    3,343,943
MainStay Common Stock
  Fund Class I                    445,006    4,881,711
MainStay Epoch Global Choice
  Fund Class I                     70,238      992,464
MainStay Epoch U.S. All Cap
  Fund Class I                    259,241    5,711,084
MainStay Growth Equity
  Fund Class I                     31,490      323,084
MainStay ICAP Equity
  Fund Class I                    143,659    4,918,894
MainStay ICAP International
  Fund Class I                    122,631    3,362,549
MainStay ICAP Select Equity
  Fund Class I                    148,707    4,920,717
MainStay International Equity
  Fund Class I                    232,526    2,853,091
MainStay Large Cap Growth
  Fund Class I (a)                933,611    6,059,133
MainStay MAP
  Fund Class I                    229,352    6,871,390
MainStay S&P 500 Index
  Fund Class I                      6,717      184,439
MainStay U.S. Small Cap
  Fund Class I (a)                258,787    3,941,327
                                           -----------
Total Equity Funds
  (Cost $49,295,127)                        56,970,491
                                           -----------



FIXED INCOME FUNDS 18.1%
MainStay Convertible
  Fund Class I                     73,850    1,100,362
MainStay Floating Rate
  Fund Class I                    219,221    2,051,909
MainStay Global High Income
  Fund Class I (b)                176,966    2,058,113
MainStay High Yield Corporate
  Bond Fund Class I               275,974    1,595,127
MainStay High Yield
  Opportunities Fund Class I      186,386    2,208,669
MainStay Indexed Bond
  Fund Class I                    330,341    3,755,978
MainStay Intermediate Term
  Bond Fund Class I               153,105    1,609,135
                                           -----------
Total Fixed Income Funds
  (Cost $13,297,092)                        14,379,293
                                           -----------
Total Affiliated Investment
  Companies
  (Cost $62,592,219)                        71,349,784
                                           -----------


UNAFFILIATED INVESTMENT COMPANIES 10.0%
------------------------------------------------------

EQUITY FUNDS 7.0%
Columbia Funds Series
  Trust-Columbia SmallCap
  Index Fund                       29,004      463,486
T. Rowe Price Emerging Markets
  Stock Fund                       91,615    2,831,823
T. Rowe Price International
  Discovery Fund                   59,332    2,283,091
                                           -----------
Total Equity Funds
  (Cost $4,991,298)                          5,578,400
                                           -----------



FIXED INCOME FUNDS 3.0%
American Century Inflation
  Adjusted Bond Fund               66,725      788,684
American Century International
  Bond Fund Institutional
  Class                           116,379    1,622,320
                                           -----------
Total Fixed Income Funds
  (Cost $2,473,515)                          2,411,004
                                           -----------
Total Unaffiliated Investment
  Companies
  (Cost $7,464,813)                          7,989,404
                                           -----------
Total Investments
  (Cost $70,057,032) (c)             99.8%  79,339,188
Other Assets, Less Liabilities        0.2      148,061
                                ---------  -----------

Net Assets                          100.0% $79,487,249
                                =========  ===========





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying
     Funds share class (See Note 3).
(c)  At April 30, 2010, cost is $73,930,691
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 9,360,234
Gross unrealized depreciation       (3,951,737)
                                   -----------
Net unrealized appreciation        $ 5,408,497
                                   ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              41

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                     PRICES
                                                  IN ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Investments in Securities
Affiliated Investment Companies
  Equity Funds                                  $56,970,491     $     --      $     --  $56,970,491
  Fixed Income Funds                             14,379,293           --            --   14,379,293
                                                -----------     --------      --------  -----------
Total Affiliated Investment Companies            71,349,784           --            --   71,349,784
                                                -----------     --------      --------  -----------
Unaffiliated Investment Companies
  Equity Funds                                    5,578,400           --            --    5,578,400
  Fixed Income Funds                              2,411,004           --            --    2,411,004
                                                -----------     --------      --------  -----------
Total Unaffiliated Investment Companies           7,989,404           --            --    7,989,404
                                                -----------     --------      --------  -----------
Total Investments in Securities                 $79,339,188          $--           $--  $79,339,188
                                                ===========     ========      ========  ===========




At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).



42    MainStay Retirement 2030 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $62,592,219)                   $71,349,784
Investments in unaffiliated
  investment companies, at value
  (identified cost $7,464,813)          7,989,404
Cash                                       31,401
Receivables:
  Fund shares sold                        149,593
  Manager (See Note 3)                     25,957
Other assets                               53,570
                                      -----------
     Total assets                      79,599,709
                                      -----------

LIABILITIES:
Payables:
  Fund shares redeemed                     32,802
  Investment securities purchased          31,400
  Transfer agent (See Note 3)              24,857
  Professional fees                        13,735
  NYLIFE Distributors (See Note 3)          6,070
  Custodian                                 2,126
  Trustees                                    187
Accrued expenses                            1,283
                                      -----------
     Total liabilities                    112,460
                                      -----------
Net assets                            $79,487,249
                                      ===========

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                   $     9,113
Additional paid-in capital             72,992,876
                                      -----------
                                       73,001,989
Accumulated undistributed net
  investment income                       164,370
Accumulated net realized loss on
  investments                          (2,961,266)
Net unrealized appreciation on
  investments                           9,282,156
                                      -----------
Net assets                            $79,487,249
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $ 1,300,376
                                      ===========
Shares of beneficial interest
  outstanding                             149,443
                                      ===========
Net asset value per share
  outstanding                         $      8.70
Maximum sales charge (5.50% of
  offering price)                            0.51
                                      -----------
Maximum offering price per share
  outstanding                         $      9.21
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $12,167,730
                                      ===========
Shares of beneficial interest
  outstanding                           1,401,686
                                      ===========
Net asset value per share
  outstanding                         $      8.68
Maximum sales charge (5.50% of
  offering price)                            0.51
                                      -----------
Maximum offering price per share
  outstanding                         $      9.19
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $57,131,560
                                      ===========
Shares of beneficial interest
  outstanding                           6,539,215
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.74
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $ 3,183,253
                                      ===========
Shares of beneficial interest
  outstanding                             366,801
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.68
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 5,704,330
                                      ===========
Shares of beneficial interest
  outstanding                             655,817
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.70
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              43

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated
     investment companies             $  695,639
  Dividend distributions from
     unaffiliated investment
     companies                            44,860
                                      ----------
     Total income                        740,499
                                      ----------
EXPENSES:
  Transfer agent (See Note 3)             87,737
  Registration                            54,923
  Manager (See Note 3)                    36,238
  Distribution/Service--Investor
     Class (See Note 3)                    1,107
  Distribution/Service--Class A (See
     Note 3)                              13,927
  Distribution/Service--Class R2
     (See Note 3)                          2,274
  Distribution/Service--Class R3
     (See Note 3)                         13,341
  Shareholder communication               23,146
  Professional fees                       16,249
  Custodian                                5,634
  Trustees                                 1,187
  Shareholder service (See Note 3)         3,583
  Miscellaneous                            4,489
                                      ----------
     Total expenses before
       waiver/reimbursement              263,835
  Expense waiver/reimbursement from
     Manager (See Note 3)               (183,838)
  Expense reimbursement from
     Transfer agent (See Note 3)          (2,601)
                                      ----------
     Net expenses                         77,396
                                      ----------
Net investment income                    663,103
                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company
     transactions                      2,130,470
  Unaffiliated investment company
     transactions                        555,978
  Realized gain distributions from
     affiliated investment companies      20,770
  Realized gain distributions from
     unaffiliated investment
     companies                            16,374
                                      ----------
Net realized gain on investments
  from affiliated and unaffiliated
  investment companies                 2,723,592
                                      ----------
Net change in unrealized
  appreciation on investments          3,985,243
                                      ----------
Net realized and unrealized gain on
  investments                          6,708,835
                                      ----------
Net increase in net assets resulting
  from operations                     $7,371,938
                                      ==========






44    MainStay Retirement 2030 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $   663,103  $  1,008,791
 Net realized gain (loss) on
  investments from
  affiliated and
  unaffiliated
  investment company
  transactions                   2,723,592    (5,164,517)
 Net change in unrealized
  appreciation
  on investments                 3,985,243    13,680,745
                               -------------------------
 Net increase in net assets
  resulting
  from operations                7,371,938     9,525,019
                               -------------------------
Dividends and distributions
 to shareholders:
 From net investment income:
    Investor Class                 (10,126)       (3,124)
    Class A                       (150,443)     (110,257)
    Class I                       (808,959)     (489,844)
    Class R2                       (22,641)           --
    Class R3                       (59,828)      (63,982)
                               -------------------------
                                (1,051,997)     (667,207)
                               -------------------------
 From net realized gain on
  investments:
    Investor Class                      --          (213)
    Class A                             --        (6,363)
    Class I                             --       (30,777)
    Class R3                            --        (4,842)
                               -------------------------
                                        --       (42,195)
                               -------------------------
 Total dividends and
  distributions to
  shareholders                  (1,051,997)     (709,402)
                               -------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        12,977,827    37,041,778
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              1,051,997       709,402
 Cost of shares redeemed        (8,735,767)  (10,525,579)
                               -------------------------
    Increase in net assets
     derived from capital
     share transactions          5,294,057    27,225,601
                               -------------------------
    Net increase in net
     assets                     11,613,998    36,041,218
NET ASSETS:
Beginning of period             67,873,251    31,832,033
                               -------------------------
End of period                  $79,487,249  $ 67,873,251
                               =========================
Accumulated undistributed net
 investment income at end of
 period                        $   164,370  $    553,264
                               =========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              45

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $ 7.97             $ 6.92             $  9.60
                                       ------             ------             -------
Net investment income                    0.06 (a)           0.12 (a)            0.07 (a)
Net realized and unrealized gain
  (loss) on investments                  0.78               1.07               (2.75)
                                       ------             ------             -------
Total from investment operations         0.84               1.19               (2.68)
                                       ------             ------             -------
Less dividends and distributions:
  From net investment income            (0.11)             (0.13)                 --
  From net realized gain on
     investments                           --              (0.01)                 --
                                       ------             ------             -------
Total dividends and distributions       (0.11)             (0.14)                 --
                                       ------             ------             -------
Net asset value at end of period       $ 8.70             $ 7.97             $  6.92
                                       ======             ======             =======
Total investment return (b)             10.61%(c)          17.67%             (27.92%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.48%++            1.75%               1.26% ++
  Net expenses (d)                       0.47%++            0.47%               0.46% ++
  Expenses (before
     waiver/reimbursement) (d)           1.40%++            1.70%               1.42% ++
Portfolio turnover rate                    39%                71%                148%
Net assets at end of period (in
  000's)                               $1,300             $  606             $   104




                                                           CLASS I                                   CLASS R2
                                     --------------------------------------------------     --------------------------
                                                                              JUNE 29,                      JANUARY 8,
                                     SIX MONTHS                                2007**       SIX MONTHS        2009**
                                        ENDED            YEAR ENDED           THROUGH          ENDED         THROUGH
                                      APRIL 30,         OCTOBER 31,         OCTOBER 31,      APRIL 30,     OCTOBER 31,
                                        2010*         2009        2008          2007           2010*           2009
Net asset value at beginning of
  period                               $  8.00      $  6.94     $ 10.60        $10.00         $ 7.94          $ 6.64
                                       -------      -------     -------        ------         ------          ------
Net investment income                     0.08 (a)     0.17 (a)    0.13 (a)      0.03           0.07 (a)        0.08 (a)
Net realized and unrealized gain
  (loss) on investments                   0.79         1.04       (3.69)         0.57           0.77            1.22
                                       -------      -------     -------        ------         ------          ------
Total from investment operations          0.87         1.21       (3.56)         0.60           0.84            1.30
                                       -------      -------     -------        ------         ------          ------
Less dividends and distributions:
  From net investment income             (0.13)       (0.14)      (0.09)           --          (0.10)             --
  From net realized gain on
     investments                            --        (0.01)      (0.01)           --             --              --
                                       -------      -------     -------        ------         ------          ------
Total dividends and distributions        (0.13)       (0.15)      (0.10)           --          (0.10)             --
                                       -------      -------     -------        ------         ------          ------
Net asset value at end of period       $  8.74      $  8.00     $  6.94        $10.60         $ 8.68          $ 7.94
                                       =======      =======     =======        ======         ======          ======
Total investment return (b)              10.96%(c)    17.96%     (33.86%)        6.00%(c)      10.70%(c)       19.58%(c)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.93%++      2.37%       1.49%         0.96%++        1.63%++         1.34%++
  Net expenses (d)                        0.12%++      0.12%       0.13%         0.13%++        0.47%++         0.47%++
  Expenses (before
     waiver/reimbursement) (d)            0.63%++      0.76%       1.36%        35.62%++        0.98%++         1.10%++
Portfolio turnover rate                     39%          71%        148%           42%            39%             71%
Net assets at end of period (in
  000's)                               $57,132      $50,513     $23,249        $  287         $3,183          $1,540



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





46    MainStay Retirement 2030 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   CLASS A
      -----------------------------------------------------------------
                                                              JUNE 29,
      SIX MONTHS                                               2007**
         ENDED                                                THROUGH
       APRIL 30,           YEAR ENDED OCTOBER 31,           OCTOBER 31,
         2010*              2009             2008               2007

        $  7.95           $  6.92          $ 10.59             $10.00
        -------           -------          -------             ------
           0.07 (a)          0.15 (a)         0.11 (a)           0.02
           0.78              1.05            (3.69)              0.57
        -------           -------          -------             ------
           0.85              1.20            (3.58)              0.59
        -------           -------          -------             ------

          (0.12)            (0.16)           (0.08)                --
             --             (0.01)           (0.01)                --
        -------           -------          -------             ------
          (0.12)            (0.17)           (0.09)                --
        -------           -------          -------             ------
        $  8.68           $  7.95          $  6.92             $10.59
        =======           =======          =======             ======
          10.70%(c)         17.63%          (33.97%)             5.90%(c)

           1.64%++           2.14%            1.22%              0.71%++
           0.37%++           0.37%            0.38%              0.38%++
           0.88%++           1.01%            1.76%             35.87%++
             39%               71%             148%                42%
        $12,168           $10,314          $ 4,784             $  306



                            CLASS R3
      ----------------------------------------------------
                                                  MAY 1,
      SIX MONTHS                                  2008**
         ENDED             YEAR ENDED            THROUGH
       APRIL 30,          OCTOBER 31,          OCTOBER 31,
         2010*                2009                 2008

        $ 7.96               $ 6.92              $  9.76
        ------               ------              -------
          0.05 (a)             0.14 (a)             0.03 (a)
          0.78                 1.03                (2.87)
        ------               ------              -------
          0.83                 1.17                (2.84)
        ------               ------              -------

         (0.09)               (0.12)                  --
            --                (0.01)                  --
        ------               ------              -------
         (0.09)               (0.13)                  --
        ------               ------              -------
        $ 8.70               $ 7.96              $  6.92
        ======               ======              =======
         10.54%(c)            17.28%              (29.10%)(c)

          1.29%++              1.98%                0.79% ++
          0.72%++              0.72%                0.73% ++
          1.23%++              1.36%                1.69% ++
            39%                  71%                 148%
        $5,704               $4,901              $ 3,695




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              47

MAINSTAY RETIREMENT 2040 FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          5.24%    26.85%      -6.14%
Excluding sales charges    11.37     34.23       -4.25




(With sales charges)


(LINE GRAPH)

                                                                   BARCLAYS CAPITAL
              MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                   2040 FUND            INDEX          INDEX          BOND INDEX
              -------------------    ----------    ------------    ----------------
6/29/07               9450              10000          10000             10000
4/30/08               9221               9367           9641             10800
4/30/09               6224               6059           5518             11214
4/30/10               8354               8412           7418             12145



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          5.35%    26.88%      -6.09%
Excluding sales charges    11.48     34.26       -4.20




(With sales charges)


(LINE GRAPH)

                                                                          BARCLAYS CAPITAL
                     MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                          2040 FUND            INDEX          INDEX          BOND INDEX
                     -------------------    ----------    ------------    ----------------
6/29/07                     23625              25000          25000             25000
4/30/08                     23052              23416          24103             27000
4/30/09                     15580              15147          13796             28036
4/30/10                     20918              21031          18546             30362



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                  11.59%    34.64%      -4.00%




(With sales charges)


(LINE GRAPH)

                                                                                  BARCLAYS CAPITAL
                    MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)              U.S. AGGREGATE
                         2040 FUND            INDEX          INDEX                   BOND INDEX
                    -------------------    ----------    ------------             ----------------
6/29/07                    10000              10000          10000       10000
4/30/08                     9780               9367           9641       10800
4/30/09                     6615               6059           5518       11214
4/30/10                     8906               8412           7418       12145







1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


48    MainStay Retirement 2040 Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                  11.45%    34.23%      -4.26%




(With sales charges)


(LINE GRAPH)

                                                                   BARCLAYS CAPITAL
              MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                   2040 FUND            INDEX          INDEX          BOND INDEX
              -------------------    ----------    ------------    ----------------
6/29/07              10000              10000          10000             10000
4/30/08               9749               9367           9641             10800
4/30/09               6585               6059           5518             11214
4/30/10               8839               8412           7418             12145



CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                  11.21%    33.73%      -4.57%





(LINE GRAPH)

                                                                                          BARCLAYS CAPITAL
                                     MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                                          2040 FUND            INDEX          INDEX          BOND INDEX
                                     -------------------    ----------    ------------    ----------------
6/29/07                                     10000              10000          10000             10000
4/30/08                                      9729               9367           9641             10800
4/30/09                                      6548               6059           5518             11214
4/30/10                                      8756               8412           7418             12145




BENCHMARK PERFORMANCE                               SIX       ONE       SINCE
                                                  MONTHS     YEAR     INCEPTION
S&P 500(R) Index(5)                               15.66%    38.84%      -5.92%
MSCI EAFE(R) Index(6)                              2.48     34.43      -10.00
Barclays Capital U.S. Aggregate Bond Index(7)      2.54      8.30        7.10
Average Lipper mixed-asset target 2040 fund(8)    12.72     37.51       -5.79





   0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the Fund's broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the MBS Index, and the ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2040 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    49

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2040 FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,113.70        $2.46          $1,022.50         $2.36
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,114.80        $1.94          $1,023.00         $1.86
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,115.90        $0.63          $1,024.20         $0.60
-------------------------------------------------------------------------------------------------------
CLASS R2 SHARES               $1,000.00       $1,114.50        $2.46          $1,022.50         $2.36
-------------------------------------------------------------------------------------------------------
CLASS R3 SHARES               $1,000.00       $1,112.10        $3.77          $1,021.20         $3.61
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


50    MainStay Retirement 2040 Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               42.8
Total Return                                    28.8
Capital Appreciation                            22.3
Current Income                                   5.9
Cash and Other Assets, Less Liabilities          0.2




 See Portfolio of Investments on page 55 for specific holdings within these categories.



                                                   mainstayinvestments.com    51

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2040 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 11.37% for Investor Class shares and 11.48% for Class A shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 11.59%, Class R2 shares returned 11.45% and Class R3 shares returned 11.21%. All share classes underperformed the 12.72% return of the average Lipper(1) mixed-asset target 2040 fund and the 15.66% return of the S&P 500(R) Index(2) for the six months ended April 30, 2010. As of April 30, 2010, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 48 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These asset-class differences accounted for much of the Fund's underperformance of the S&P 500(R) Index. Even with the Fund's asset-allocation targets taken into account, however, performance was significantly below our expectations. Disappointing results from several Underlying Funds, particularly those that use quantitative stock selection, detracted from the Fund's performance relative to the S&P 500(R) Index and the Fund's average Lipper peer fund. The Fund also had negative beta exposure (or lower volatility than the market as a whole) in a period when the stock market was rising. In addition, the Fund suffered from a slight bias toward growth-oriented stocks in a period when value stocks were in favor.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, these techniques were generally unsuccessful, as they steered the Fund into Underlying Funds that collectively underperformed the S&P 500(R) Index after adjusting for Underlying Fund expenses and the Fund's strategic allocation policy.

Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3)

It is usually difficult to identify any single factor that had a disproportionate effect on the Fund's relative performance, but during the reporting period, one theme had a distinctive impact. We tilted the Fund toward Underlying Funds that prized earnings stability, because higher-quality stocks with stable earnings have historically been rewarded with higher returns than lower-quality stocks with earnings that are less stable. Unfortunately, when the global equity markets turned positive in the spring of 2009, investors aggressively bought the riskiest and lowest-quality securities in anticipation that these securities would benefit most from a recovery. This trend persisted throughout the reporting period, and stocks with negative earnings and cash flows were among the best performers. This so-called junk rally served as a significant drag on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

The most noteworthy change we made during the reporting period was a gradual, protracted shift away from large-cap growth-oriented Underlying Funds toward Underlying Funds with a more neutral style and capitalization focus. Specifically, we reduced the Fund's allocations to MainStay Large Cap Growth Fund, MainStay Growth Equity Fund and MainStay 130/30 Growth Fund and increased the Fund's allocations to MainStay Epoch U.S. All Cap Fund and, to a lesser degree, to MainStay 130/30 Core Fund. This

1. See footnote on page 49 for more information on Lipper Inc.
2. See footnote on page 49 for more information on the S&P 500(R) Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

52    MainStay Retirement 2040 Fund
shift had a positive impact on the Fund's performance, as value-oriented smaller-capitalization stocks outpaced growth-oriented larger-cap stocks as the reporting period progressed. We have substantially reduced the Fund's exposure to growth-oriented stocks over the past two and a half years. At the end of the current reporting period, the Fund was evenly positioned between growth and value.

During the reporting period, the Fund initiated new positions in Columbia Small Cap Index Fund, MainStay Epoch Global Choice Fund and MainStay Convertible Fund. We selected Columbia Small Cap Index Fund to gain pure exposure to the small-cap segment of the U.S. stock market. We chose MainStay Epoch Global Choice Fund to further diversify the Fund across management strategies and to enhance the Fund's exposure to desirable cash flow metrics. MainStay Convertible Fund was chosen to increase the Fund's responsiveness to movements in the equity market while incrementally lowering the Fund's average credit quality and duration.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Columbia Small Cap Index Fund, MainStay U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund generated the best total returns among the Underlying Equity Funds in which the Fund invested, as these Underlying Funds invested most heavily in smaller-capitalization stocks. The worst returns came from Underlying Equity Funds that invest abroad, namely MainStay ICAP International Fund, MainStay 130/30 International Fund and MainStay International Equity Fund. These Underlying Funds were hampered not only by comparatively weak overseas returns in local currencies but also by a strengthening U.S. dollar.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

On an absolute basis, the strongest contributions to the Fund's equity performance came from the Fund's largest Underlying Equity Fund holdings, namely MainStay MAP Fund and MainStay Growth Equity Fund.

During the reporting period, no Underlying Equity Funds in which the Fund invested provided negative returns. The weakest contributions to the Fund's performance came from two of its smallest positions, MainStay S&P 500 Index Fund and MainStay Epoch Global Choice Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

U.S. Treasury yields were largely unchanged over the course of the reporting period. Signs of economic strength, improving corporate profitability and a large supply of new issuance threatened to push rates higher. These factors, however, were offset by concerns about corporate and sovereign default risk (holding company Dubai World and Greece were notable examples) and by questions about the sustainability of the economic recovery. Lower-quality fixed-income securities generally outperformed higher-quality fixed-income securities as credit spreads(4) narrowed, driving bond prices higher.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In anticipation that Treasury rates would ultimately rise and that credit spreads would continue to narrow from the wider-than-normal levels we had observed, we shortened the Fund's duration and reestablished a bias toward lower-quality instruments. We implemented these strategies primarily by increasing the Fund's holdings in MainStay Floating Rate Fund, MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund, both of which benefited from the contraction in credit spreads that accompanied the economic


4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                   mainstayinvestments.com    53
recovery. The worst-performing Underlying Fixed Income Fund--and the only Fund holding that provided a negative return--was American Century International Bond Fund. This Underlying Fund was hurt by the potential for sovereign defaults and by a rising U.S. dollar.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

54    MainStay Retirement 2040 Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                 SHARES        VALUE
AFFILIATED INVESTMENT COMPANIES 89.9%+
----------------------------------------------------

EQUITY FUNDS 78.7%
MainStay 130/30 Core
  Fund Class I                  689,903  $ 5,008,695
MainStay 130/30 Growth
  Fund Class I (a)               32,496      259,646
MainStay 130/30 International
  Fund Class I                  337,227    2,131,273
MainStay Common Stock
  Fund Class I                  281,107    3,083,740
MainStay Epoch Global Choice
  Fund Class I                   45,106      637,344
MainStay Epoch U.S. All Cap
  Fund Class I                  183,320    4,038,549
MainStay Growth Equity
  Fund Class I                   17,050      174,928
MainStay ICAP Equity
  Fund Class I                   91,886    3,146,189
MainStay ICAP International
  Fund Class I                   78,162    2,143,195
MainStay ICAP Select Equity
  Fund Class I                   95,115    3,147,355
MainStay International Equity
  Fund Class I                  148,202    1,818,440
MainStay Large Cap Growth
  Fund Class I (a)              563,475    3,656,955
MainStay MAP
  Fund Class I                  106,112    3,179,111
MainStay S&P 500 Index
  Fund Class I                    5,062      138,996
MainStay U.S. Small Cap
  Fund Class I (a)              230,924    3,516,973
                                         -----------
Total Equity Funds
  (Cost $31,665,581)                      36,081,389
                                         -----------



FIXED INCOME FUNDS 11.2%
MainStay Convertible Fund
  Class I                        75,617    1,126,687
MainStay Floating Rate Fund
  Class I                        77,134      721,975
MainStay Global High Income
  Fund Class I                   62,266      724,157
MainStay High Yield Corporate
  Bond Fund Class I              97,103      561,254
MainStay High Yield
  Opportunities Fund Class I     65,581      777,131
MainStay Indexed Bond Fund
  Class I                        74,775      850,191
MainStay Intermediate Term
  Bond Fund Class I              34,656      364,240
                                         -----------
Total Fixed Income Funds
  (Cost $4,775,858)                        5,125,635
                                         -----------
Total Affiliated Investment
  Companies
  (Cost $36,441,439)                      41,207,024
                                         -----------


UNAFFILIATED INVESTMENT COMPANIES 9.8%
----------------------------------------------------

EQUITY FUNDS 7.9%
Columbia Funds Series
  Trust--Columbia SmallCap
  Index Fund                     23,114      369,367
T. Rowe Price Emerging Markets
  Stock Fund                     58,412    1,805,512
T. Rowe Price International
  Discovery Fund                 37,830    1,455,706
                                         -----------
Total Equity Funds
  (Cost $3,286,830)                        3,630,585
                                         -----------



FIXED INCOME FUNDS 1.9%
American Century Inflation
  Adjusted Bond Fund             24,204      286,091
American Century International
  Bond Fund Institutional
  Class                          41,061      572,387
                                         -----------
Total Fixed Income Funds
  (Cost $881,870)                            858,478
                                         -----------
Total Unaffiliated Investment
  Companies
  (Cost $4,168,700)                        4,489,063
                                         -----------
Total Investments
  (Cost $40,610,139)(b)            99.7%  45,696,087
Other Assets, Less Liabilities      0.3      144,478
                                -------  -----------

Net Assets                        100.0% $45,840,565
                                =======  ===========





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  At April 30, 2010, cost is $42,957,966
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 5,115,014
Gross unrealized depreciation       (2,376,893)
                                   -----------
Net unrealized appreciation        $ 2,738,121
                                   ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              55

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Investments in Securities
Affiliated Investment Companies
  Equity Funds                                  $36,081,389     $     --      $     --  $36,081,389
  Fixed Income Funds                              5,125,635           --            --    5,125,635
                                                -----------     --------      --------  -----------
Total Affiliated Investment Companies            41,207,024           --            --   41,207,024
                                                -----------     --------      --------  -----------
Unaffiliated Investment Companies
  Equity Funds                                    3,630,585           --            --    3,630,585
  Fixed Income Funds                                858,478           --            --      858,478
                                                -----------     --------      --------  -----------
Total Unaffiliated Investment Companies           4,489,063           --            --    4,489,063
                                                -----------     --------      --------  -----------
Total Investments in Securities                 $45,696,087          $--           $--  $45,696,087
                                                ===========     ========      ========  ===========




At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


56    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $36,441,439)                   $41,207,024
Investments in unaffiliated
  investment companies, at value
  (identified cost $4,168,700)          4,489,063
Cash                                       16,277
Receivables:
  Fund shares sold                        111,166
  Manager (See Note 3)                     20,059
Other assets                               52,779
                                      -----------
     Total assets                      45,896,368
                                      -----------

LIABILITIES:
Payables:
  Investment securities purchased          16,276
  Transfer agent (See Note 3)              14,314
  Professional fees                        13,236
  NYLIFE Distributors (See Note 3)          4,132
  Fund shares redeemed                      3,901
  Custodian                                 2,392
  Trustees                                     93
Accrued expenses                            1,459
                                      -----------
     Total liabilities                     55,803
                                      -----------
Net assets                            $45,840,565
                                      ===========

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) 750 million shares
  authorized                          $     5,363
Additional paid-in capital             42,180,012
                                      -----------
                                       42,185,375
Accumulated undistributed net
  investment income                        49,288
Accumulated net realized loss on
  investments                          (1,480,046)
Net unrealized appreciation on
  investments                           5,085,948
                                      -----------
Net assets                            $45,840,565
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   990,439
                                      ===========
Shares of beneficial interest
  outstanding                             116,014
                                      ===========
Net asset value per share
  outstanding                         $      8.54
Maximum sales charge (5.50% of
  offering price)                            0.50
                                      -----------
Maximum offering price per share
  outstanding                         $      9.04
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 6,244,535
                                      ===========
Shares of beneficial interest
  outstanding                             734,140
                                      ===========
Net asset value per share
  outstanding                         $      8.51
Maximum sales charge (5.50% of
  offering price)                            0.50
                                      -----------
Maximum offering price per share
  outstanding                         $      9.01
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $31,062,847
                                      ===========
Shares of beneficial interest
  outstanding                           3,627,124
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.56
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $ 3,243,931
                                      ===========
Shares of beneficial interest
  outstanding                             380,712
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.52
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 4,298,813
                                      ===========
Shares of beneficial interest
  outstanding                             504,998
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.51
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              57

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $  348,119
  Dividend distributions from
     unaffiliated
     investment companies                 21,908
                                      ----------
     Total income                        370,027
                                      ----------
EXPENSES:
  Transfer agent (See Note 3)             51,095
  Registration                            47,365
  Distribution/Service--Investor
     Class (See Note 3)                    1,007
  Distribution/Service--Class A (See
     Note 3)                               7,294
  Distribution/Service--Class R2
     (See Note 3)                          2,342
  Distribution/Service--Class R3
     (See Note 3)                          9,999
  Manager (See Note 3)                    20,561
  Professional fees                       13,897
  Shareholder communication               12,934
  Custodian                                5,961
  Trustees                                   663
  Shareholder service (See Note 3)         2,930
  Miscellaneous                            3,952
                                      ----------
     Total expenses before
       waiver/reimbursement              180,000
  Expense waiver/reimbursement from
     Manager (See Note 3)               (130,282)
  Expense reimbursement from
     Transfer agent (See Note 3)          (1,420)
                                      ----------
     Net expenses                         48,298
                                      ----------
Net investment income                    321,729
                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company
     transactions                      1,565,483
  Unaffiliated investment company
     transactions                        332,552
  Realized gain distributions from
     affiliated investment companies       7,448
  Realized gain distributions from
     unaffiliated investment
     companies                            10,164
                                      ----------
Net realized gain on investments
  from affiliated and unaffiliated
  investment companies                 1,915,647
                                      ----------
Net change in unrealized
  appreciation on investments          2,198,791
                                      ----------
Net realized and unrealized gain on
  investments                          4,114,438
                                      ----------
Net increase in net assets resulting
  from operations                     $4,436,167
                                      ==========





58    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010         2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $   321,729  $   454,289
 Net realized gain (loss) on
  investments from
  affiliated and
  unaffiliated investment
  company transactions           1,915,647   (3,035,376)
 Net change in unrealized
  appreciation on
  investments                    2,198,791    7,645,510
                               ------------------------
 Net increase in net assets
  resulting
  from operations                4,436,167    5,064,423
                               ------------------------
Dividends to shareholders:
 From net investment income:
    Investor Class                  (8,084)      (2,062)
    Class A                        (65,681)     (54,906)
    Class I                       (361,660)    (231,599)
    Class R2                       (18,538)          --
    Class R3                       (34,687)     (49,111)
                               ------------------------
 Total dividends to
  shareholders                    (488,650)    (337,678)
                               ------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         8,333,433   22,038,972
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends        488,396      337,678
 Cost of shares redeemed        (5,139,193)  (5,368,229)
                               ------------------------
    Increase in net assets
     derived from capital
     share transactions          3,682,636   17,008,421
                               ------------------------
    Net increase in net
     assets                      7,630,153   21,735,166
NET ASSETS:
Beginning of period             38,210,412   16,475,246
                               ------------------------
End of period                  $45,840,565  $38,210,412
                               ========================
Accumulated undistributed net
 investment income at end of
 period                        $    49,288  $   216,209
                               ========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              59

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $ 7.75             $ 6.74             $  9.56
                                       ------             ------             -------
Net investment income (a)                0.05               0.09                0.06
Net realized and unrealized gain
  (loss) on investments                  0.83               1.04               (2.88)
                                       ------             ------             -------
Total from investment operations         0.88               1.13               (2.82)
                                       ------             ------             -------
Less dividends and distributions:
  From net investment income            (0.09)             (0.12)                 --
  From net realized gain on
     investments                           --                 --                  --
                                       ------             ------             -------
Total dividends and distributions       (0.09)             (0.12)                 --
                                       ------             ------             -------
Net asset value at end of period       $ 8.54             $ 7.75             $  6.74
                                       ======             ======             =======
Total investment return (b)             11.37%(c)          17.20%             (29.50%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.22%++            1.25%               1.10% ++
  Net expenses (d)                       0.47%++            0.47%               0.46% ++
  Expenses (before
     waiver/reimbursement) (d)           1.63%++            1.94%               1.93% ++
Portfolio turnover rate                    41%                75%                145%
Net assets at end of period (in
  000's)                               $  990             $  614             $    81




                                                           CLASS I                                   CLASS R2
                                     --------------------------------------------------     --------------------------
                                                                              JUNE 29,                      JANUARY 8,
                                     SIX MONTHS                                2007**       SIX MONTHS        2009**
                                        ENDED            YEAR ENDED           THROUGH          ENDED         THROUGH
                                      APRIL 30,         OCTOBER 31,         OCTOBER 31,      APRIL 30,     OCTOBER 31,
                                        2010*         2009        2008          2007           2010*           2009
Net asset value at beginning of
  period                               $  7.77      $  6.76     $ 10.61        $10.00         $ 7.72          $ 6.43
                                       -------      -------     -------        ------         ------          ------
Net investment income (a)                 0.07         0.14        0.11          0.03           0.06            0.05
Net realized and unrealized gain
  (loss) on investments                   0.83         1.00       (3.90)         0.58           0.82            1.24
                                       -------      -------     -------        ------         ------          ------
Total from investment operations          0.90         1.14       (3.79)         0.61           0.88            1.29
                                       -------      -------     -------        ------         ------          ------
Less dividends and distributions:
  From net investment income             (0.11)       (0.13)      (0.05)           --          (0.08)             --
  From net realized gain on
     investments                            --           --       (0.01)           --             --              --
                                       -------      -------     -------        ------         ------          ------
Total dividends and distributions        (0.11)       (0.13)      (0.06)           --          (0.08)             --
                                       -------      -------     -------        ------         ------          ------
Net asset value at end of period       $  8.56      $  7.77     $  6.76        $10.61         $ 8.52          $ 7.72
                                       =======      =======     =======        ======         ======          ======
Total investment return (b)              11.59%(c)    17.34%     (35.96%)        6.20%(c)      11.45%(c)       20.06%(c)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.68%++      2.04%       1.25%         0.75%++        1.35%++         0.91%++
  Net expenses (d)                        0.12%++      0.12%       0.13%         0.13%++        0.47%++         0.47%++
  Expenses (before
     waiver/reimbursement) (d)            0.75%++      0.94%       2.02%        39.47%++        1.10%++         1.26%++
Portfolio turnover rate                     41%          75%        145%           25%            41%             75%
Net assets at end of period (in
  000's)                               $31,063      $27,031     $11,263        $  273         $3,244          $1,425



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





60    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   CLASS A
      ----------------------------------------------------------------
                                                             JUNE 29,
      SIX MONTHS                                              2007**
         ENDED                                               THROUGH
      APRIL 30,           YEAR ENDED OCTOBER 31,           OCTOBER 31,
         2010*             2009             2008               2007

        $ 7.72            $ 6.75          $ 10.61             $10.00
        ------            ------          -------             ------
          0.06              0.12             0.10               0.02
          0.82              1.00            (3.91)              0.59
        ------            ------          -------             ------
          0.88              1.12            (3.81)              0.61
        ------            ------          -------             ------

         (0.09)            (0.15)           (0.04)                --
            --                --            (0.01)                --
        ------            ------          -------             ------
         (0.09)            (0.15)           (0.05)                --
        ------            ------          -------             ------
        $ 8.51            $ 7.72          $  6.75             $10.61
        ======            ======          =======             ======
         11.48%(c)         17.09%          (36.07%)             6.10%(c)

          1.42%++           1.77%            1.07%              0.49%++
          0.37%++           0.37%            0.38%              0.38%++
          1.00%++           1.19%            2.57%             39.66%++
            41%               75%             145%                25%
        $6,245            $5,459          $ 2,364             $  265



                             CLASS R3
      ------------------------------------------------------
                                                   MAY 1,
      SIX MONTHS                                   2008**
         ENDED             YEAR ENDED              THROUGH
      APRIL 30,           OCTOBER 31,           OCTOBER 31,
         2010*                2009                  2008

        $ 7.72               $ 6.73                $  9.71
        ------               ------                -------
          0.04                 0.11                   0.04
          0.82                 0.99                  (3.02)
        ------               ------                -------
          0.86                 1.10                  (2.98)
        ------               ------                -------

         (0.07)               (0.11)                    --
            --                   --                     --
        ------               ------                -------
         (0.07)               (0.11)                    --
        ------               ------                -------
        $ 8.51               $ 7.72                $  6.73
        ======               ======                =======
         11.21%(c)            16.77%                (30.69%)(c)

          1.05%++              1.68%                  1.07% ++
          0.72%++              0.72%                  0.73% ++
          1.35%++              1.55%                  2.08% ++
            41%                  75%                   145%
        $4,299               $3,682                $ 2,767




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              61

MAINSTAY RETIREMENT 2050 FUND

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          5.57%    27.71%      -6.85%
Excluding sales charges    11.72     35.14       -4.98




(With sales charges)


(LINE GRAPH)

                                                                   BARCLAYS CAPITAL
              MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                   2050 FUND            INDEX          INDEX          BOND INDEX
              -------------------    ----------    ------------    ----------------
6/29/07               9450              10000          10000             10000
4/30/08               9155               9367           9641             10800
4/30/09               6050               6059           5518             11214
4/30/10               8176               8412           7418             12145



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL               SIX       ONE     INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (6/29/07)
--------------------------------------------------------
With sales charges          5.77%    27.98%      -6.76%
Excluding sales charges    11.93     35.43       -4.89




(With sales charges)


(LINE GRAPH)

                                                                          BARCLAYS CAPITAL
                     MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                          2050 FUND            INDEX          INDEX          BOND INDEX
                     -------------------    ----------    ------------    ----------------
6/29/07                     23625              25000          25000             25000
4/30/08                     22887              23416          24103             27000
4/30/09                     15132              15147          13796             28036
4/30/10                     20494              21031          18546             30362



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                  12.06%    35.88%      -4.62%




(With sales charges)


(LINE GRAPH)

                                                                         BARCLAYS CAPITAL
                    MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                         2050 FUND            INDEX          INDEX          BOND INDEX
                    -------------------    ----------    ------------    ----------------
6/29/07                    10000              10000          10000             10000
4/30/08                     9720               9367           9641             10800
4/30/09                     6435               6059           5518             11214
4/30/10                     8744               8412           7418             12145







1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million or more. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


62    MainStay Retirement 2050 Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                  11.87%    35.36%      -4.95%




(With sales charges)


(LINE GRAPH)

                                                                   BARCLAYS CAPITAL
              MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                   2050 FUND            INDEX          INDEX          BOND INDEX
              -------------------    ----------    ------------    ----------------
6/29/07              10000              10000          10000             10000
4/30/08               9680               9367           9641             10800
4/30/09               6395               6059           5518             11214
4/30/10               8657               8412           7418             12145



CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                        SINCE
AVERAGE ANNUAL      SIX       ONE     INCEPTION
TOTAL RETURNS     MONTHS     YEAR     (6/29/07)
-----------------------------------------------
                  11.68%    34.95%      -5.21%





(LINE GRAPH)

                                                                                          BARCLAYS CAPITAL
                                     MAINSTAY RETIREMENT    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                                          2050 FUND            INDEX          INDEX          BOND INDEX
                                     -------------------    ----------    ------------    ----------------
6/29/07                                     10000              10000          10000             10000
4/30/08                                      9659               9367           9641             10800
4/30/09                                      6366               6059           5518             11214
4/30/10                                      8590               8412           7418             12145




BENCHMARK PERFORMANCE                                SIX                   SINCE
                                                   MONTHS    ONE YEAR    INCEPTION
S&P 500(R) Index(5)                                15.66%     38.84%       -5.92%
MSCI EAFE(R) Index(6)                               2.48      34.43       -10.00
Barclays Capital U.S. Aggregate Bond Index(7)       2.54       8.30         7.10
Average Lipper mixed-asset target 2050+ fund(8)    13.05      38.64        -5.94





   and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Class R2 shares commenced investment operations on January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
4. Class R3 shares commenced investment operations on May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500 Index is the Fund's broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, the Corporate Bond Index, the MBS Index, and the ABS Index. To qualify for inclusion in the Barclays Capital Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target 2050+ fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2045. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLE AND GRAPHS AND SHOULD BE READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    63

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2050 FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,117.20        $2.47          $1,022.50         $2.36
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,119.30        $1.94          $1,023.00         $1.86
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,120.60        $0.63          $1,024.20         $0.60
-------------------------------------------------------------------------------------------------------
CLASS R2 SHARES               $1,000.00       $1,118.70        $2.47          $1,022.50         $2.36
-------------------------------------------------------------------------------------------------------
CLASS R3 SHARES               $1,000.00       $1,116.80        $3.78          $1,021.20         $3.61
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


64    MainStay Retirement 2050 Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               45.7
Capital Appreciation                            25.8
Total Return                                    24.7
Current Income                                   3.5
Cash and Other Assets, Less Liabilities          0.3




 See Portfolio of Investments on page 68 for specific holdings within these categories.



                                                   mainstayinvestments.com    65

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY RETIREMENT 2050 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 11.72% for Investor Class shares and 11.93% for Class A shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 12.06%, Class R2 shares returned 11.87% and Class R3 shares returned 11.68%. All share classes underperformed the 13.05% return of the average Lipper(1) mixed-asset target 2050+ fund and the 15.66% return of the S&P 500(R) Index(2) for the six months ended April 30, 2010. As of April 30, 2010, Class R1 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 62 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These asset-class differences accounted for much of the Fund's underperformance of the S&P 500(R) Index. Even with the Fund's asset-allocation targets taken into account, however, performance was significantly below our expectations. Disappointing results from several Underlying Funds, particularly those that use quantitative stock selection, detracted from the Fund's performance relative to the S&P 500(R) Index and the Fund's average Lipper peer fund. The Fund also had negative beta exposure (or lower volatility than the market as a whole) in a period when the stock market was rising. In addition, the Fund suffered from a slight bias toward growth-oriented stocks in a when value stocks were in favor.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

In managing the Fund, we considered a variety of information, including portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Funds.

In general, we sought Underlying Equity Funds that had a track record of capable portfolio management, that occupied attractively valued market segments and that invested in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, these techniques were generally unsuccessful, as they steered the Fund into Underlying Funds that collectively underperformed the S&P 500(R) Index after adjusting for Underlying Fund expenses and the Fund's strategic allocation policy.

Underlying Fixed Income Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality of those securities and their duration.(3)

It is usually difficult to identify any single factor that had a disproportionate effect on the Fund's relative performance, but during the reporting period, one theme had a distinctive impact. We tilted the Fund toward Underlying Funds that prized earnings stability, because higher-quality stocks with stable earnings have historically been rewarded with higher returns than lower-quality stocks with earnings that are less stable. Unfortunately, when the global equity markets turned positive in the spring of 2009, investors aggressively bought the riskiest and lowest-quality securities in anticipation that these securities would benefit most from a recovery. This trend persisted throughout the reporting period, and stocks with negative earnings and cash flows were among the best performers. This so-called junk rally served as a significant drag on the Fund's relative performance during the reporting period.

DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS DURING THE REPORTING PERIOD?

The most noteworthy change we made during the reporting period was a gradual, protracted shift away from large-cap growth-oriented Underlying Funds toward Underlying Funds with a more neutral style and capitalization focus. Specifically, we reduced the Fund's allocations to MainStay Large Cap Growth Fund, MainStay Growth Equity Fund and MainStay 130/30 Growth Fund and increased the Fund's allocations to MainStay Epoch U.S. All Cap Fund and, to a lesser degree, to MainStay 130/30 Core Fund. This shift had a positive impact on the Fund's performance, as value-oriented smaller-capitalization stocks outpaced growth-oriented larger-cap stocks as the reporting

1. See footnote on page 63 for more information on Lipper Inc.
2. See footnote on page 63 for more information on the S&P 500(R) Index.
3 Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

66    MainStay Retirement 2050 Fund
period progressed. We have substantially reduced the Fund's exposure to growth-oriented stocks over the past two and a half years. At the end of the current reporting period, the Fund was evenly positioned between growth and value.

During the reporting period, the Fund initiated new positions in Columbia Small Cap Index Fund, MainStay Epoch Global Choice Fund and MainStay Convertible Fund. We selected Columbia Small Cap Index Fund to gain pure exposure to the small-cap segment of the U.S. stock market. We chose MainStay Epoch Global Choice Fund to further diversify the Fund across management strategies and to enhance the Fund's exposure to desirable cash flow metrics. MainStay Convertible Fund was chosen to increase the Fund's responsiveness to movements in the equity market while incrementally lowering the Fund's average credit quality and duration.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Columbia Small Cap Index Fund, MainStay U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund generated the best total returns among the Underlying Equity Funds in which the Fund invested, as these Underlying Funds invested most heavily in smaller-capitalization stocks. The worst returns came from Underlying Equity Funds that invest abroad, namely MainStay ICAP International Fund, MainStay 130/30 International Fund and MainStay International Equity Fund. These Underlying Funds were hampered not only by comparatively weak overseas returns in local currencies but also by a strengthening U.S. dollar.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH UNDERLYING EQUITY FUNDS DETRACTED THE MOST?

On an absolute basis, the strongest contributions to the Fund's equity performance came from the Fund's largest Underlying Equity Fund holdings, namely MainStay MAP Fund and MainStay Growth Equity Fund.

During the reporting period, no Underlying Equity Funds in which the Fund invested provided negative returns. The weakest contributions to the Fund's performance came from two of its smallest positions, MainStay S&P 500 Index Fund and MainStay Epoch Global Choice Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

U.S. Treasury yields were largely unchanged over the course of the reporting period. Signs of economic strength, improving corporate profitability and a large supply of new issuance threatened to push rates higher. These factors, however, were offset by concerns about corporate and sovereign default risk (holding company Dubai World and Greece were notable examples) and by questions about the sustainability of the economic recovery. Lower-quality fixed-income securities generally outperformed higher-quality fixed-income securities as credit spreads(4) narrowed, driving bond prices higher.

HOW DID THE FUND ALLOCATE ASSETS AMONG THE UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

In anticipation that Treasury rates would ultimately rise and that credit spreads would continue to narrow from the wider-than-normal levels we had observed, we shortened the Fund's duration and reestablished a bias toward lower-quality instruments. We implemented these strategies primarily by increasing the Fund's holdings in MainStay Floating Rate Fund, MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST ABSOLUTE PERFORMANCE AND WHICH ONES DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE?

The Fund's best-performing Underlying Fixed Income Fund holdings were MainStay High Yield Opportunities Fund and MainStay High Yield Corporate Bond Fund, both of which benefited from the contraction in credit spreads that accompanied the economic recovery. The worst-performing Underlying Fixed Income Fund--and the only Fund holding that provided a negative return--was American Century International Bond Fund. This Underlying Fund was hurt by the potential for sovereign defaults and by a rising U.S. dollar.


4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    67

PORTFOLIO OF INVESTMENTS  APRIL 30, 2010 UNAUDITED



                                  SHARES        VALUE
AFFILIATED INVESTMENT COMPANIES 90.1%+
-----------------------------------------------------

EQUITY FUNDS 83.2%
MainStay 130/30 Core
  Fund Class I                   362,271  $ 2,630,088
MainStay 130/30 Growth
  Fund Class I (a)                14,569      116,403
MainStay 130/30 International
  Fund Class I                   187,171    1,182,923
MainStay Common Stock
  Fund Class I                   148,383    1,627,763
MainStay Epoch Global Choice
  Fund Class I                    25,660      362,575
MainStay Epoch U.S. All Cap
  Fund Class I                    94,802    2,088,496
MainStay Growth Equity
  Fund Class I                    10,467      107,388
MainStay ICAP Equity
  Fund Class I                    40,482    1,386,100
MainStay ICAP International
  Fund Class I                    43,384    1,189,583
MainStay ICAP Select Equity
  Fund Class I                    41,904    1,386,619
MainStay International Equity
  Fund Class I                    82,260    1,009,334
MainStay Large Cap Growth
  Fund Class I(a)                301,887    1,959,249
MainStay MAP
  Fund Class I                    66,777    2,000,648
MainStay S&P 500 Index
  Fund Class I                     4,144      113,806
MainStay U.S. Small Cap
  Fund Class I(a)                140,157    2,134,597
                                          -----------
Total Equity Funds
  (Cost $17,082,877)                       19,295,572
                                          -----------


FIXED INCOME FUNDS 6.9%
MainStay Convertible
  Fund Class I                    44,438      662,124
MainStay Floating Rate
  Fund Class I                    23,661      221,469
MainStay Global High Income
  Fund Class I                    19,100      222,138
MainStay High Yield Corporate
  Bond
  Fund Class I                    29,787      172,166
MainStay High Yield
  Opportunities
  Fund Class I                    20,117      238,388
MainStay Indexed Bond Fund
  Class I                          5,509       62,638
MainStay Intermediate Term Bond
  Fund Class I                     2,553       26,836
                                          -----------
Total Fixed Income Funds
  (Cost $1,500,894)                         1,605,759
                                          -----------
Total Affiliated Investment
  Companies
  (Cost $18,583,771)                       20,901,331
                                          -----------

UNAFFILIATED INVESTMENT COMPANIES 9.7%
-----------------------------------------------------

EQUITY FUNDS 8.6%
Columbia Funds Series
  Trust--Columbia SmallCap
  Index Fund                      11,679      186,637
T. Rowe Price Emerging Markets
  Stock Fund                      32,405    1,001,635
T. Rowe Price International
  Discovery Fund                  20,987      807,570
                                          -----------
Total Equity Funds
  (Cost $1,831,334)                         1,995,842
                                          -----------



FIXED INCOME FUNDS 1.1%
American Century Inflation
  Adjusted Bond Fund               7,020       82,975
American Century International
  Bond Fund Institutional Class   12,461      173,703
                                          -----------
Total Fixed Income Funds
  (Cost $264,182)                             256,678
                                          -----------
Total Unaffiliated Investment
  Companies
  (Cost $2,095,516)                         2,252,520
                                          -----------
Total Investments
  (Cost $20,679,287) (b)            99.8%  23,153,851
Other Assets, Less Liabilities       0.2       51,119
                                 -------  -----------

Net Assets                         100.0% $23,204,970
                                 =======  ===========





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  At April 30, 2010, cost is $22,052,175
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 2,483,712
Gross unrealized depreciation       (1,382,036)
                                   -----------
Net unrealized appreciation        $ 1,101,676
                                   ===========





68    MainStay Retirement 2050 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Investments in Securities
Affiliated Investment Companies
  Equity Funds                                  $19,295,572     $     --      $     --  $19,295,572
  Fixed Income Funds                              1,605,759           --            --    1,605,759
                                                -----------     --------      --------  -----------
Total Affiliated Investment Companies            20,901,331           --            --   20,901,331
                                                -----------     --------      --------  -----------
Unaffiliated Investment Companies
  Equity Funds                                    1,995,842           --            --    1,995,842
  Fixed Income Funds                                256,678           --            --      256,678
                                                -----------     --------      --------  -----------
Total Unaffiliated Investment Companies           2,252,520           --            --    2,252,520
                                                -----------     --------      --------  -----------
Total Investments in Securities                 $23,153,851          $--           $--  $23,153,851
                                                ===========     ========      ========  ===========




At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              69

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $18,583,771)                   $20,901,331
Investments in unaffiliated
  investment companies, at value
  (identified cost $2,095,516)          2,252,520
Cash                                        5,401
Receivables:
  Fund shares sold                         26,017
  Manager (See Note 3)                     14,785
Other assets                               48,815
                                      -----------
     Total assets                      23,248,869
                                      -----------

LIABILITIES:
Payables:
  Professional fees                        13,915
  Fund shares redeemed                     11,865
  Transfer agent (See Note 3)               6,897
  Investment securities purchased           5,400
  Custodian                                 2,198
  NYLIFE Distributors (See Note 3)          1,898
  Trustees                                     34
Accrued expenses                            1,692
                                      -----------
     Total liabilities                     43,899
                                      -----------
Net assets                            $23,204,970
                                      ===========

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                   $     2,787
Additional paid-in capital             21,811,562
                                      -----------
                                       21,814,349
Accumulated undistributed net
  investment income                        10,127
Accumulated net realized loss on
  investments                          (1,094,070)
Net unrealized appreciation on
  investments                           2,474,564
                                      -----------
Net assets                            $23,204,970
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   456,078
                                      ===========
Shares of beneficial interest
  outstanding                              54,921
                                      ===========
Net asset value per share
  outstanding                         $      8.30
Maximum sales charge (5.50% of
  offering price)                            0.48
                                      -----------
Maximum offering price per share
  outstanding                         $      8.78
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 1,987,892
                                      ===========
Shares of beneficial interest
  outstanding                             239,485
                                      ===========
Net asset value per share
  outstanding                         $      8.30
Maximum sales charge (5.50% of
  offering price)                            0.48
                                      -----------
Maximum offering price per share
  outstanding                         $      8.78
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $16,666,526
                                      ===========
Shares of beneficial interest
  outstanding                           1,998,890
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.34
                                      ===========
CLASS R2
Net assets applicable to outstanding
  shares                              $ 1,575,516
                                      ===========
Shares of beneficial interest
  outstanding                             189,648
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.31
                                      ===========
CLASS R3
Net assets applicable to outstanding
  shares                              $ 2,518,958
                                      ===========
Shares of beneficial interest
  outstanding                             303,938
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.29
                                      ===========





70    MainStay Retirement 2050 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $  153,133
  Dividend distributions from
     unaffiliated investment
     companies                             9,613
                                      ----------
     Total income                        162,746
                                      ----------
EXPENSES:
  Registration                            37,016
  Transfer agent (See Note 3)             25,442
  Professional fees                       12,068
  Manager (See Note 3)                    10,123
  Distribution/Service--Investor
     Class (See Note 3)                      435
  Distribution/Service--Class A (See
     Note 3)                               2,217
  Distribution/Service--Class R2
     (See Note 3)                            805
  Distribution/Service--Class R3
     (See Note 3)                          5,848
  Shareholder communication                7,871
  Custodian                                5,983
  Trustees                                   315
  Shareholder service (See Note 3)         1,493
  Miscellaneous                            3,622
                                      ----------
     Total expenses before
       waiver/reimbursement              113,238
  Expense waiver/reimbursement from
     Manager (See Note 3)                (89,563)
  Expense reimbursement from
     Transfer agent (See Note 3)            (701)
                                      ----------
     Net expenses                         22,974
                                      ----------
Net investment income                    139,772
                                      ----------

REALIZED AND UNREALIZED GAIN ON :
Net realized gain on:
  Affiliated investment company
     transactions                        823,405
  Unaffiliated investment company
     transactions                        205,550
  Realized gain distributions from
     affiliated investment companies       2,133
  Realized gain distributions from
     unaffiliated investment
     companies                             5,596
                                      ----------
Net realized gain on investments
  from affiliated and unaffiliated
  investment companies                 1,036,684
                                      ----------
  Net change in unrealized
     appreciation on investments       1,095,218
                                      ----------
Net realized and unrealized gain on
  investments                          2,131,902
                                      ----------
Net increase in net assets resulting
  from operations                     $2,271,674
                                      ==========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010         2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $   139,772  $   225,958
 Net realized gain (loss) on
  investments from
  affiliated and
  unaffiliated investment
  company transactions           1,036,684   (1,863,154)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    1,095,218    4,063,188
                               ------------------------
 Net increase in net assets
  resulting
  from operations                2,271,674    2,425,992
                               ------------------------
Dividends and distributions
 to shareholders:
 From net investment income:
    Investor Class                  (3,360)      (1,596)
    Class A                        (17,225)     (16,052)
    Class I                       (169,995)    (146,223)
    Class R2                        (5,289)          --
    Class R3                       (17,594)     (24,674)
                               ------------------------
                                  (213,463)    (188,545)
                               ------------------------
 From net realized gain on
  investments:
    Investor Class                      --         (524)
    Class A                             --       (4,715)
    Class I                             --      (42,300)
    Class R3                            --       (8,669)
                               ------------------------
                                        --      (56,208)
                               ------------------------
 Total dividends and
  distributions to
  shareholders                    (213,463)    (244,753)
                               ------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         5,081,101    9,208,669
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                213,435      244,717
 Cost of shares redeemed        (2,867,941)  (2,379,651)
                               ------------------------
    Increase in net assets
     derived from capital
     share transactions          2,426,595    7,073,735
                               ------------------------
    Net increase in net
     assets                      4,484,806    9,254,974
NET ASSETS:
Beginning of period             18,720,164    9,465,190
                               ------------------------
End of period                  $23,204,970  $18,720,164
                               ========================
Accumulated undistributed net
 investment income at end of
 period                        $    10,127  $    83,818
                               ========================





72    MainStay Retirement 2050 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              73

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $ 7.50             $ 6.57             $  9.46
                                       ------             ------             -------
Net investment income (a)                0.04               0.09                0.05
Net realized and unrealized gain
  (loss) on investments                  0.83               0.99               (2.94)
                                       ------             ------             -------
Total from investment operations         0.87               1.08               (2.89)
                                       ------             ------             -------
Less dividends and distributions:
  From net investment income            (0.07)             (0.11)                 --
  From net realized gain on
     investments                           --              (0.04)                 --
                                       ------             ------             -------
Total dividends and distributions       (0.07)             (0.15)                 --
                                       ------             ------             -------
Net asset value at end of period       $ 8.30             $ 7.50             $  6.57
                                       ======             ======             =======
Total investment return (c)             11.72%(b)          16.92%             (30.55%)(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.07%++            1.30%               0.81% ++
  Net expenses (d)                       0.47%++            0.47%               0.46% ++
  Expenses (before
     waiver/reimbursement) (d)           2.26%++            2.31%               2.86% ++
Portfolio turnover rate                    44%                67%                138%
Net assets at end of period (in
  000's)                               $  456             $  299             $    80




                                                           CLASS I                                   CLASS R2
                                     --------------------------------------------------     --------------------------
                                                                              JUNE 29,                      JANUARY 8,
                                     SIX MONTHS                                2007**       SIX MONTHS        2009**
                                        ENDED        YEAR ENDED OCTOBER       THROUGH          ENDED         THROUGH
                                      APRIL 30,             31,             OCTOBER 31,      APRIL 30,     OCTOBER 31,
                                        2010*         2009        2008          2007           2010*           2009
Net asset value at beginning of
  period                               $  7.53      $  6.59     $ 10.63        $10.00         $ 7.49          $ 6.22
                                       -------      -------     -------        ------         ------          ------
Net investment income (a)                 0.06         0.13        0.09          0.02           0.04            0.04
Net realized and unrealized gain
  (loss) on investments                   0.84         0.98       (4.03)         0.61           0.85            1.23
                                       -------      -------     -------        ------         ------          ------
Total from investment operations          0.90         1.11       (3.94)         0.63           0.89            1.27
                                       -------      -------     -------        ------         ------          ------
Less dividends and distributions:
  From net investment income             (0.09)       (0.13)      (0.09)           --          (0.07)             --
  From net realized gain on
     investments                            --        (0.04)      (0.01)           --             --              --
                                       -------      -------     -------        ------         ------          ------
Total dividends and distributions        (0.09)       (0.17)      (0.10)           --          (0.07)             --
                                       -------      -------     -------        ------         ------          ------
Net asset value at end of period       $  8.34      $  7.53     $  6.59        $10.63         $ 8.31          $ 7.49
                                       =======      =======     =======        ======         ======          ======
Total investment return (c)              12.06%(b)    17.31%     (37.49%)        6.40%(b)      11.87%(b)       20.42%(b)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.50%++      1.99%       1.08%         0.55%++        1.12%++         0.66%
  Net expenses (d)                        0.12%++      0.12%       0.13%         0.13%++        0.47%++         0.47%
  Expenses (before
     waiver/reimbursement) (d)            0.99%++      1.34%       3.18%        39.11%++        1.35%++         1.64%
Portfolio turnover rate                     44%          67%        138%           24%            44%             67%
Net assets at end of period (in
  000's)                               $16,667      $14,283     $ 7,191        $  273         $1,576          $  419



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





74    MainStay Retirement 2050 Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   CLASS A
      ----------------------------------------------------------------
                                                             JUNE 29,
      SIX MONTHS                                              2007**
         ENDED                                               THROUGH
       APRIL 30,           YEAR ENDED OCTOBER 31,          OCTOBER 31,
         2010*             2009             2008               2007

        $ 7.49            $ 6.58          $ 10.62             $10.00
        ------            ------          -------             ------
          0.05              0.11             0.09               0.01
          0.84              0.97            (4.05)              0.61
        ------            ------          -------             ------
          0.89              1.08            (3.96)              0.62
        ------            ------          -------             ------

         (0.08)            (0.13)           (0.07)                --
            --             (0.04)           (0.01)                --
        ------            ------          -------             ------
         (0.08)            (0.17)           (0.08)                --
        ------            ------          -------             ------
        $ 8.30            $ 7.49          $  6.58             $10.62
        ======            ======          =======             ======
         11.93%(b)         16.84%          (37.60%)             6.30%(b)

          1.19%++           1.62%            0.97%              0.29%++
          0.37%++           0.37%            0.38%              0.38%++
          1.24%++           1.58%            3.52%             39.60%++
            44%               67%             138%                24%
        $1,988            $1,571          $   721             $  270



                            CLASS R3
      ----------------------------------------------------
                                                  MAY 1,
      SIX MONTHS                                  2008**
         ENDED             YEAR ENDED            THROUGH
       APRIL 30,          OCTOBER 31,          OCTOBER 31,
         2010*                2009                 2008

        $ 7.48               $ 6.56              $  9.61
        ------               ------              -------
          0.03                 0.10                 0.01
          0.84                 0.96                (3.06)
        ------               ------              -------
          0.87                 1.06                (3.05)
        ------               ------              -------

         (0.06)               (0.10)                  --
            --                (0.04)                  --
        ------               ------              -------
         (0.06)               (0.14)                  --
        ------               ------              -------
        $ 8.29               $ 7.48              $  6.56
        ======               ======              =======
         11.68% (b)           16.66%              (31.74%)(b)

          0.86%++              1.49%                0.28% ++
          0.72%++              0.72%                0.73% ++
          1.59%++              1.94%                2.99% ++
            44%                  67%                 138%
        $2,519               $2,149              $ 1,473




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              75

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the "Retirement Funds" and each individually referred to as a "Retirement Fund"). Each is a diversified fund. Each Retirement Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a "Predecessor Fund"). The reorganizations of the Predecessor Funds with and into the respective Retirement Funds, which were not subject to shareholder approval under applicable law, occurred on February 26, 2010. All information regarding and references to periods prior to the commencement of operations of each Retirement Fund relate to the respective Predecessor Fund.

The Retirement Funds each currently offer six classes of shares. Class A shares, Class I shares, Class R1 shares, Class R2 shares, and Class R3 shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending on eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than the Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee. There were no shares outstanding as of April 30, 2010 for Class R1 shares. Class R3 received additional investments on April 30, 2008, and began investment activity on May 1, 2008. Class R2 received additional investments on January 7, 2009, and began investment activity on January 8, 2009.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income.

The RETIREMENT 2010 FUND is managed for the typical investor who has retired or is seeking to retire before the year 2015 and who plans to withdraw the value of the investor's account in the Fund gradually after retirement.

The RETIREMENT 2020 FUND is managed for the typical investor seeking to retire between the years 2016 and 2025 and who plans to withdraw the value of the investor's account in the Fund gradually after retirement.

The RETIREMENT 2030 FUND is managed for the typical investor seeking to retire between the years 2026 and 2035 and who plans to withdraw the value of the investor's account in the Fund gradually after retirement.

The RETIREMENT 2040 FUND is managed for the typical investor seeking to retire between the years 2036 and 2045 and who plans to withdraw the value of the investor's account in the Fund gradually after retirement.

The RETIREMENT 2050 FUND is managed for the typical investor seeking to retire between the years 2046 and 2055 and who plans to withdraw the value of the investor's account in the Fund gradually after retirement.

The Retirement Funds are funds-of-funds and may invest in other Funds of the Trust as well as funds of the Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, and Eclipse Funds Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("Affiliated Underlying Funds"). The Retirement Funds may also invest in other unaffiliated funds. ("Unaffiliated Underlying Funds" and, collectively with the Affiliated Underlying Funds, the "Underlying Funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Retirement Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in Underlying Funds are valued at their NAV at the close of business each day. The Retirement Funds' other investments and securities held by the Affiliated Underlying Funds are valued as described below.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the funds' manager in consultation with the funds' subadvisor, if any, whose prices reflect

76    MainStay Retirement Funds
broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the funds' manager in consultation with the funds' subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Exchange is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the fund's manager, reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Retirement Funds did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Retirement Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Retirement Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for each Retirement Fund's investments is included at the end of each Retirement Fund's Portfolio of Investments.

The valuation techniques used by the Retirement Funds to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Underlying Funds may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES.   Each of the Retirement Funds is treated as a
separate entity for federal income tax purposes. The Retirement Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the

                                                   mainstayinvestments.com    77
purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Retirement Funds' financial statements. The Retirement Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Retirement Funds in proportion to the net assets of the respective Retirement Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by each Retirement Fund, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Retirement Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Retirement Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Retirement Funds' Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Retirement Funds and the operational expenses of the Retirement Funds. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Retirement Funds and is responsible for the day-to-day portfolio management of the Retirement Funds. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. New York Life

78    MainStay Retirement Funds

Investments has also contractually agreed to waive this fee so that the effective management fee is 0.00%. This waiver may be modified or terminated only with Board approval. Each Retirement Fund also indirectly pays a proportionate share of the management fees paid to the investment advisers of the Underlying Funds in which each Retirement Fund invests.

Effective August 1, 2009, New York Life Investments entered into written expense limitation agreements under which it agreed to reimburse the expenses of the appropriate Class of the Retirement Funds so that the total ordinary operating expenses (total ordinary operating expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which a Fund invests) do not exceed the following percentages of average daily net assets:
Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%;
Class R2, 0.475% and Class R3, 0.725%. The expense limitation agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Retirement Funds as follows:

                                         TOTAL
MainStay Retirement 2010 Fund          $20,822
----------------------------------------------
MainStay Retirement 2020 Fund           29,589
----------------------------------------------
MainStay Retirement 2030 Fund           36,238
----------------------------------------------
MainStay Retirement 2040 Fund           20,561
----------------------------------------------
MainStay Retirement 2050 Fund           10,123
----------------------------------------------



For the six-month period ended April 30, 2010, New York Life Investments waived/reimbursed expenses of the Retirement Funds as follows:

                                          TOTAL
MainStay Retirement 2010 Fund          $131,358
-----------------------------------------------
MainStay Retirement 2020 Fund           141,691
-----------------------------------------------
MainStay Retirement 2030 Fund           183,838
-----------------------------------------------
MainStay Retirement 2040 Fund           130,282
-----------------------------------------------
MainStay Retirement 2050 Fund            89,563
-----------------------------------------------



State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds' administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Retirement Funds, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Class R3 shares at an annual rate of 0.25% for distribution and 0.25% for service of the average daily net assets of the Class R3 shares for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds' shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

 MAINSTAY RETIREMENT 2010 FUND
Class R1                                 $ --
---------------------------------------------
Class R2                                  858
---------------------------------------------
Class R3                                  495
---------------------------------------------




 MAINSTAY RETIREMENT 2020 FUND
Class R1                                 $ --
---------------------------------------------
Class R2                                  574
---------------------------------------------
Class R3                                  899
---------------------------------------------





                                                   mainstayinvestments.com    79

 MAINSTAY RETIREMENT 2030 FUND
Class R1                                $   --
----------------------------------------------
Class R2                                   911
----------------------------------------------
Class R3                                 2,672
----------------------------------------------




 MAINSTAY RETIREMENT 2040 FUND
Class R1                                $   --
----------------------------------------------
Class R2                                   940
----------------------------------------------
Class R3                                 1,990
----------------------------------------------




 MAINSTAY RETIREMENT 2050 FUND
Class R1                                $   --
----------------------------------------------
Class R2                                   323
----------------------------------------------
Class R3                                 1,170
----------------------------------------------



(C) SALES CHARGES. The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares, for the six-month period ended April 30, 2010, were as follows:

 MAINSTAY RETIREMENT 2010 FUND
Investor Class                          $1,462
----------------------------------------------





 MAINSTAY RETIREMENT 2020 FUND
Investor Class                          $3,310
----------------------------------------------
Class A                                    286
----------------------------------------------





 MAINSTAY RETIREMENT 2030 FUND
Investor Class                          $3,725
----------------------------------------------
Class A                                    637
----------------------------------------------





 MAINSTAY RETIREMENT 2040 FUND
Investor Class                          $2,711
----------------------------------------------
Class A                                    116
----------------------------------------------





 MAINSTAY RETIREMENT 2050 FUND
Investor Class                          $1,029
----------------------------------------------
Class A                                    141
----------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds' transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from unaffiliated underlying funds. Transfer agent expenses incurred by the Retirement Funds for the six-month period ended April 30, 2010, were as follows:

MAINSTAY RETIREMENT 2010 FUND            TOTAL
Investor Class                         $ 1,678
----------------------------------------------
Class A                                  7,336
----------------------------------------------
Class I                                 35,352
----------------------------------------------
Class R1                                    --
----------------------------------------------
Class R2                                 1,887
----------------------------------------------
Class R3                                 1,089
----------------------------------------------





MAINSTAY RETIREMENT 2020 FUND            TOTAL
Investor Class                         $ 2,983
----------------------------------------------
Class A                                 10,055
----------------------------------------------
Class I                                 37,039
----------------------------------------------
Class R1                                    --
----------------------------------------------
Class R2                                   981
----------------------------------------------
Class R3                                 1,539
----------------------------------------------





MAINSTAY RETIREMENT 2030 FUND            TOTAL
Investor Class                         $ 3,349
----------------------------------------------
Class A                                 13,112
----------------------------------------------
Class I                                 62,850
----------------------------------------------
Class R1                                    --
----------------------------------------------
Class R2                                 2,145
----------------------------------------------
Class R3                                 6,281
----------------------------------------------




MAINSTAY RETIREMENT 2040 FUND            TOTAL
Investor Class                         $ 3,489
----------------------------------------------
Class A                                  6,869
----------------------------------------------
Class I                                 33,816
----------------------------------------------
Class R1                                    --
----------------------------------------------
Class R2                                 2,216
----------------------------------------------
Class R3                                 4,705
----------------------------------------------





MAINSTAY RETIREMENT 2050 FUND            TOTAL
Investor Class                         $ 2,359
----------------------------------------------
Class A                                  2,056
----------------------------------------------
Class I                                 17,566
----------------------------------------------
Class R1                                    --
----------------------------------------------
Class R2                                   750
----------------------------------------------
Class R3                                 2,711
----------------------------------------------





80    MainStay Retirement Funds

For the six-month period ended April 30, 2010, the Retirement Funds were reimbursed transfer agent fees as follows:

                                         TOTAL
MainStay Retirement 2010 Fund           $1,023
----------------------------------------------
MainStay Retirement 2020 Fund            1,797
----------------------------------------------
MainStay Retirement 2030 Fund            2,601
----------------------------------------------
MainStay Retirement 2040 Fund            1,420
----------------------------------------------
MainStay Retirement 2050 Fund              701
----------------------------------------------



(E) SMALL AMOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Retirement Funds with the following values and percentages of net assets as follows:

 MAINSTAY RETIREMENT 2010 FUND
Investor Class                   $   25,433    6.9%
--------------------------------------------------
Class A                             254,461    3.8
--------------------------------------------------
Class I                           1,063,359    3.3
--------------------------------------------------
Class R2                             31,411    1.8
--------------------------------------------------
Class R3                             24,952    2.6
--------------------------------------------------




 MAINSTAY RETIREMENT 2020 FUND
Investor Class                    $ 24,393    1.6%
-------------------------------------------------
Class A                            241,483    1.9
-------------------------------------------------
Class I                            263,221    0.6
-------------------------------------------------
Class R2                            32,384    1.9
-------------------------------------------------
Class R3                            23,894    1.3
-------------------------------------------------





 MAINSTAY RETIREMENT 2030 FUND
Investor Class                    $ 23,455    1.8%
-------------------------------------------------
Class A                            227,638    1.9
-------------------------------------------------
Class I                            156,770    0.3
-------------------------------------------------
Class R2                            33,092    1.0
-------------------------------------------------
Class R3                            22,979    0.4
-------------------------------------------------





 MAINSTAY RETIREMENT 2040 FUND
Investor Class                    $ 23,006    2.3%
-------------------------------------------------
Class A                            221,358    3.5
-------------------------------------------------
Class I                            761,431    2.5
-------------------------------------------------
Class R2                            33,453    1.0
-------------------------------------------------
Class R3                            22,501    0.5
-------------------------------------------------





 MAINSTAY RETIREMENT 2050 FUND
Investor Class                  $   22,680     5.0%
--------------------------------------------------
Class A                            216,868    10.9
--------------------------------------------------
Class I                          1,778,021    10.7
--------------------------------------------------
Class R2                            33,678     2.1
--------------------------------------------------
Class R3                            22,233     0.9
--------------------------------------------------



At April 30, 2010, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

 MAINSTAY RETIREMENT 2010 FUND
MainStay 130/30 Core Fund Class I        0.86%
---------------------------------------------
MainStay 130/30 Growth Fund Class I      1.06
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                0.85
---------------------------------------------
MainStay Common Stock Fund Class I       0.67
---------------------------------------------
MainStay Convertible Fund Class I        0.08
---------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                      0.51
---------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                      0.54
---------------------------------------------
MainStay Floating Rate Fund Class I      0.22
---------------------------------------------
MainStay Global High Income Fund Class
  I                                      2.16
---------------------------------------------
MainStay Growth Equity Fund Class I      2.17
---------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                0.06
---------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                0.71
---------------------------------------------
MainStay ICAP Equity Fund Class I        0.21
---------------------------------------------
MainStay ICAP International Fund Class
  I                                      0.19
---------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                      0.09
---------------------------------------------
MainStay Indexed Bond Fund Class I       1.89
---------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                0.78
---------------------------------------------
MainStay International Equity Fund
  Class I                                0.22
---------------------------------------------
MainStay Large Cap Growth Fund Class I   0.07
---------------------------------------------
MainStay MAP Fund Class I                0.39
---------------------------------------------
MainStay S&P 500 Index Fund Class I      0.01
---------------------------------------------
MainStay U.S. Small Cap Fund Class I     0.42
---------------------------------------------







                                                   mainstayinvestments.com    81

 MAINSTAY RETIREMENT 2020 FUND
MainStay 130/30 Core Fund Class I        1.67%
---------------------------------------------
MainStay 130/30 Growth Fund Class I      2.03
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                1.67
---------------------------------------------
MainStay Common Stock Fund Class I       1.35
---------------------------------------------
MainStay Convertible Fund Class I        0.25
---------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                      1.06
---------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                      0.93
---------------------------------------------
MainStay Floating Rate Fund Class I      0.37
---------------------------------------------
MainStay Global High Income Fund Class
  I                                      3.62
---------------------------------------------
MainStay Growth Equity Fund Class I      3.13
---------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                0.09
---------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                0.97
---------------------------------------------
MainStay ICAP Equity Fund Class I        0.42
---------------------------------------------
MainStay ICAP International Fund Class
  I                                      0.37
---------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                      0.09
---------------------------------------------
MainStay Indexed Bond Fund Class I       0.18
---------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                0.81
---------------------------------------------
MainStay International Equity Fund
  Class I                                0.43
---------------------------------------------
MainStay Large Cap Growth Fund Class I   0.14
---------------------------------------------
MainStay MAP Fund Class I                0.72
---------------------------------------------
MainStay S&P 500 Index Fund Class I      0.01
---------------------------------------------
MainStay U.S. Small Cap Fund Class I     1.02
---------------------------------------------





 MAINSTAY RETIREMENT 2030 FUND
MainStay 130/30 Core Fund Class I        2.69%
---------------------------------------------
MainStay 130/30 Growth Fund Class I      2.31
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                2.75
---------------------------------------------
MainStay Common Stock Fund Class I       1.96
---------------------------------------------
MainStay Convertible Fund Class I        0.58
---------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                      1.66
---------------------------------------------
MainStay Epoch U.S. All Cap Growth Fund
  Class I                                1.38
---------------------------------------------
MainStay Floating Rate Fund Class I      0.69
---------------------------------------------
MainStay Global High Income Fund Class
  I                                      6.78
---------------------------------------------
MainStay Growth Equity Fund Class I      4.75
---------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                0.10
---------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                1.12
---------------------------------------------
MainStay ICAP Equity Fund Class I        0.59
---------------------------------------------
MainStay ICAP International Fund Class
  I                                      0.61
---------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                      0.25
---------------------------------------------
MainStay Indexed Bond Fund Class I       0.74
---------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                0.31
---------------------------------------------
MainStay International Equity Fund
  Class I                                0.70
---------------------------------------------
MainStay Large Cap Growth Fund Class I   0.22
---------------------------------------------
MainStay MAP Fund Class I                1.06
---------------------------------------------
MainStay S&P 500 Index Fund Class I      0.02
---------------------------------------------
MainStay U.S. Small Cap Fund Class I     2.22
---------------------------------------------





 MAINSTAY RETIREMENT 2040 FUND
MainStay 130/30 Core Fund Class I        1.66%
---------------------------------------------
MainStay 130/30 Growth Fund Class I      1.24
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                1.75
---------------------------------------------
MainStay Common Stock Fund Class I       1.24
---------------------------------------------
MainStay Convertible Fund Class I        0.59
---------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                      1.06
---------------------------------------------
MainStay Epoch U.S. All Cap Growth Fund
  Class I                                0.98
---------------------------------------------
MainStay Floating Rate Fund Class I      0.24
---------------------------------------------
MainStay Global High Income Fund Class
  I                                      2.39
---------------------------------------------
MainStay Growth Equity Fund Class I      2.57
---------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                0.04
---------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                0.39
---------------------------------------------
MainStay ICAP Equity Fund Class I        0.38
---------------------------------------------
MainStay ICAP International Fund Class
  I                                      0.39
---------------------------------------------
MainStay ICAP Select Equity Fund Class
  I                                      0.16
---------------------------------------------
MainStay Indexed Bond Fund Class I       0.17
---------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                0.07
---------------------------------------------
MainStay International Equity Fund
  Class I                                0.45
---------------------------------------------
MainStay Large Cap Growth Fund Class I   0.13
---------------------------------------------
MainStay MAP Fund Class I                0.49
---------------------------------------------
MainStay S&P 500 Index Fund Class I      0.01
---------------------------------------------
MainStay U.S. Small Cap Fund Class I     1.98
---------------------------------------------




 MAINSTAY RETIREMENT 2050 FUND
MainStay 130/30 Core Fund Class I        0.87%
---------------------------------------------
MainStay 130/30 Growth Fund Class I      0.56
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                0.97
---------------------------------------------
MainStay Common Stock Fund Class I       0.65
---------------------------------------------
MainStay Convertible Fund Class I        0.35
---------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                      0.61
---------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                      0.51
---------------------------------------------
MainStay Floating Rate Fund Class I      0.07
---------------------------------------------
MainStay Global High Income Fund Class
  I                                      0.73
---------------------------------------------
MainStay Growth Equity Fund Class I      1.58
---------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                0.01
---------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                0.12
---------------------------------------------
MainStay ICAP Equity Fund Class I        0.17
---------------------------------------------
MainStay ICAP International Fund Class
  I                                      0.22
---------------------------------------------


82    MainStay Retirement Funds

 MAINSTAY RETIREMENT 2050 FUND (CONTINUED)
MainStay ICAP Select Equity Fund Class I
0.07
---------------------------------------------
MainStay Indexed Bond Fund Class I       0.01
---------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                0.01
---------------------------------------------
MainStay International Equity Fund
  Class I                                0.25
---------------------------------------------
MainStay Large Cap Growth Fund Class I   0.07
---------------------------------------------
MainStay MAP Fund Class I                0.31
---------------------------------------------
MainStay S&P 500 Index Fund Class I      0.01
---------------------------------------------
MainStay U.S. Small Cap Fund Class I     0.42
---------------------------------------------



(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Retirement Funds by the Office of the General Counsel of New York Life Investments is payable directly by the Retirement Funds. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

                                         TOTAL
MainStay Retirement 2010 Fund           $1,073
----------------------------------------------
MainStay Retirement 2020 Fund            1,480
----------------------------------------------
MainStay Retirement 2030 Fund            1,786
----------------------------------------------
MainStay Retirement 2040 Fund            1,019
----------------------------------------------
MainStay Retirement 2050 Fund              494
----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

MAINSTAY RETIREMENT 2010 FUND
At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $917,275 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2010 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016               $ 57
           2017                860
---------------------------------- -----
          Total               $917
---------------------------------- -----



MAINSTAY RETIREMENT 2020 FUND
At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $1,352,363 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2020 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
          2017               $1,352
---------------------------------- -----



MAINSTAY RETIREMENT 2030 FUND
At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $1,811,199 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2030 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
          2017               $1,811
---------------------------------- -----



MAINSTAY RETIREMENT 2040 FUND
At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $1,047,866 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2040 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016              $   51
           2017                 997
---------------------------------- -----
          Total              $1,048
---------------------------------- -----



MAINSTAY RETIREMENT 2050 FUND
At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $757,866 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Retirement 2050 Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
          2017                $758
---------------------------------- -----





                                                   mainstayinvestments.com    83

The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                                                         2009
                                                     -------------------------------------------
                                                         TAX-BASED         TAX-BASED
                                                     DISTRIBUTIONS     DISTRIBUTIONS
                                                     FROM ORDINARY    FROM LONG-TERM
                                                            INCOME             GAINS       TOTAL
MainStay Retirement 2010 Fund                             $656,191           $    --    $656,191
------------------------------------------------------------------------------------------------
MainStay Retirement 2020 Fund                              634,246            54,843     689,089
------------------------------------------------------------------------------------------------
MainStay Retirement 2030 Fund                              667,237            42,165     709,402
------------------------------------------------------------------------------------------------
MainStay Retirement 2040 Fund                              337,678                --     337,678
------------------------------------------------------------------------------------------------
MainStay Retirement 2050 Fund                              188,549            56,204     244,753
------------------------------------------------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Retirement Funds. Custodial fees are charged to the Retirement Funds based on the market value of securities in the Retirement Funds and the number of certain cash transactions incurred by the Retirement Funds.

NOTE 6--LINE OF CREDIT:

The Retirement Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Retirement Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Retirement Funds on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

For the six-month period ended April 30, 2010, purchases and sales of securities were as follows:

                                     MAINSTAY RETIREMENT     MAINSTAY RETIREMENT     MAINSTAY RETIREMENT
                                          2010 FUND               2020 FUND               2030 FUND
                                    --------------------    --------------------    --------------------
                                    PURCHASES      SALES    PURCHASES      SALES    PURCHASES      SALES
U.S. Government Securities            $    --    $    --      $    --    $    --      $    --    $    --
--------------------------------------------------------------------------------------------------------
All Others                             22,083     25,486       27,560     26,878       32,955     28,056
--------------------------------------------------------------------------------------------------------
Total                                 $22,083    $25,486      $27,560    $26,878      $32,955    $28,056
--------------------------------------------------------------------------------------------------------




                                                      MAINSTAY RETIREMENT    MAINSTAY RETIREMENT
                                                           2040 FUND              2050 FUND
                                                     --------------------    -------------------
                                                     PURCHASES      SALES    PURCHASES     SALES
U.S. Government Securities                             $    --    $    --      $    --    $   --
------------------------------------------------------------------------------------------------
All Others                                              20,567     17,085       11,347     8,982
------------------------------------------------------------------------------------------------
Total                                                  $20,567    $17,085      $11,347    $8,982
------------------------------------------------------------------------------------------------





84    MainStay Retirement Funds

NOTE 8--CAPITAL SHARE TRANSACTIONS:

MAINSTAY RETIREMENT 2010 FUND

 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                        20,783  $    197,423
Shares issued to shareholders
  in reinvestment of
  dividends                           434         4,024
Shares redeemed                      (807)       (7,668)
                               ------------------------
Net increase                       20,410  $    193,779
                               ========================
Year ended October 31, 2009:
Shares sold                        16,227  $    130,137
Shares issued to shareholders
  in reinvestment of
  dividends                           159         1,237
Shares redeemed                    (3,798)      (29,808)
                               ------------------------
Net increase                       12,588  $    101,566
                               ========================


 CLASS A                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                        69,069  $    656,206

Shares issued to shareholders
  in reinvestment of
  dividends                        15,416       142,596

Shares redeemed                  (110,108)   (1,040,803)
                               ------------------------


Net decrease                      (25,623) $   (242,001)
                               ========================


Year ended October 31, 2009:

Shares sold                       385,040  $  3,145,755

Shares issued to shareholders
  in reinvestment of
  dividends                        15,094       116,981

Shares redeemed                  (235,937)   (1,928,123)
                               ------------------------


Net increase                      164,197  $  1,334,613
                               ========================



 CLASS I                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       614,761  $  5,824,657

Shares issued to shareholders
  in reinvestment of
  dividends                        79,405       737,674

Shares redeemed                  (984,059)   (9,250,037)
                               ------------------------


Net decrease                     (289,893) $ (2,687,706)
                               ========================


Year ended October 31, 2009:

Shares sold                     2,369,429  $ 19,282,165

Shares issued to shareholders
  in reinvestment of
  dividends                        66,902       519,833

Shares redeemed                (1,362,101)  (10,831,838)
                               ------------------------


Net increase                    1,074,230  $  8,970,160
                               ========================



 CLASS R2                          SHARES        AMOUNT

Period ended April 30, 2010:

Shares sold                        26,776  $    253,452

Shares issued to shareholders
  in reinvestment of
  dividends                         3,533        32,713

Shares redeemed                   (49,964)     (473,749)
                               ------------------------


Net decrease                      (19,655) $   (187,584)
                               ========================


Period ended October 31, 2009
  (a):

Shares sold                       225,016  $  1,868,095

Shares redeemed                   (25,432)     (221,803)
                               ------------------------


Net increase                      199,584  $  1,646,292
                               ========================


(a)Class R2 shares were first offered on January 8, 2009.

 CLASS R3                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                         3,042  $     28,476

Shares issued to shareholders
  in reinvestment of
  dividends                         2,019        18,719

Shares redeemed                   (13,709)     (126,573)
                               ------------------------


Net decrease                       (8,648) $    (79,378)
                               ========================


Year ended October 31, 2009:

Shares sold                        12,518  $    102,259

Shares issued to shareholders
  in reinvestment of
  dividends                         2,335        18,140

Shares redeemed                   (17,552)     (145,455)
                               ------------------------


Net decrease                       (2,699) $    (25,056)
                               ========================




MAINSTAY RETIREMENT 2020 FUND

 INVESTOR CLASS                    SHARES       AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                        80,708  $   720,700
Shares issued to shareholders
  in reinvestment of
  dividends                         2,000       17,600
Shares redeemed                    (9,869)     (90,066)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                       72,839      648,234
Shares converted into
  Investor Class (See Note 1)       1,161       10,587
Shares converted from
  Investor Class (See Note 1)     (10,462)     (95,208)
                               -----------------------
Net increase                       63,538  $   563,613
                               =======================
Year ended October 31, 2009:
Shares sold                        76,970  $   566,281
Shares issued to shareholders
  in reinvestment of
  dividends and distributions         956        6,802
Shares redeemed                    (9,722)     (76,601)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                       68,204      496,482
Shares converted into
  Investor Class (See Note 1)       2,812       19,178
Shares converted from
  Investor Class (See Note 1)     (10,021)     (71,352)
                               -----------------------
Net increase                       60,995  $   444,308
                               =======================



                                                   mainstayinvestments.com    85

 CLASS A                           SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       141,249  $ 1,259,655

Shares issued to shareholders
  in reinvestment of
  dividends                        22,684      199,170

Shares redeemed                   (99,109)    (883,486)
                               -----------------------


Net increase in shares
  outstanding before
  conversion                       64,824      575,339

Shares converted into Class A
  (See Note 1)                     10,474       95,208

Shares converted from Class A
  (See Note 1)                     (1,163)     (10,587)
                               -----------------------


Net increase                       74,135  $   659,960
                               =======================


Year ended October 31, 2009:

Shares sold                       811,161  $ 6,203,506

Shares issued to shareholders
  in reinvestment of
  dividends and distributions      19,556      138,847

Shares redeemed                  (211,181)  (1,603,375)
                               -----------------------


Net increase in shares
  outstanding before
  conversion                      619,536    4,738,978

Shares converted into Class A
  (See Note 1)                     10,007       71,352

Shares converted from Class A
  (See Note 1)                     (2,820)     (19,178)
                               -----------------------


Net increase                      626,723  $ 4,791,152
                               =======================



 CLASS I                           SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       869,520  $ 7,804,824

Shares issued to shareholders
  in reinvestment of
  dividends                        93,163      820,771

Shares redeemed                (1,045,062)  (9,314,622)
                               -----------------------


Net decrease                      (82,379) $  (689,027)
                               =======================


Year ended October 31, 2009:

Shares sold                     3,269,384  $24,448,430

Shares issued to shareholders
  in reinvestment of
  dividends and distributions      72,103      513,376

Shares redeemed                (1,001,095)  (7,269,270)
                               -----------------------


Net increase                    2,340,392  $17,692,536
                               =======================



 CLASS R2                          SHARES       AMOUNT

Period ended April 30, 2010:

Shares sold                        62,151  $   567,882

Shares issued to shareholders
  in reinvestment of
  dividends                         2,091       18,380

Shares redeemed                    (4,166)     (36,702)
                               -----------------------


Net increase                       60,076  $   549,560
                               =======================


Period ended October 31, 2009
  (a):

Shares sold                       130,313  $ 1,002,492

Shares redeemed                    (6,527)     (55,039)
                               -----------------------


Net increase                      123,786  $   947,453
                               =======================


(a) Class R2 shares first commenced investment operations on January 8, 2009.

 CLASS R3                          SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                         7,767  $    69,241

Shares issued to shareholders
  in reinvestment of
  dividends                         3,016       26,508

Shares redeemed                   (10,404)     (93,647)
                               -----------------------


Net increase                          379  $     2,102
                               =======================


Year ended October 31, 2009:

Shares sold                        30,809  $   229,532

Shares issued to shareholders
  in reinvestment of
  dividends and distributions       4,223       30,064

Shares redeemed                   (10,050)     (74,374)
                               -----------------------


Net increase                       24,982  $   185,222
                               =======================




MAINSTAY RETIREMENT 2030 FUND

 INVESTOR CLASS                    SHARES       AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                        91,848  $   775,226
Shares issued to shareholders
  in reinvestment of
  dividends                         1,220       10,126
Shares redeemed                    (9,832)     (82,934)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                       83,236      702,418
Shares converted from
  Investor Class (See Note 1)      (9,791)     (83,084)
                               -----------------------
Net increase                       73,445  $   619,334
                               =======================
Year ended October 31, 2009:
Shares sold                        69,077  $   472,304
Shares issued to shareholders
  in reinvestment of
  dividends and distributions         510        3,337
Shares redeemed                    (8,327)     (60,435)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                       61,260      415,206
Shares converted into
  Investor Class (See Note 1)       3,119       24,733
Shares converted from
  Investor Class (See Note 1)      (3,422)     (27,920)
                               -----------------------
Net increase                       60,957  $   412,019
                               =======================



86    MainStay Retirement Funds

 CLASS A                           SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       141,201  $ 1,188,003

Shares issued to shareholders
  in reinvestment of
  dividends                        18,191      150,443

Shares redeemed                   (65,060)    (548,673)
                               -----------------------


Net increase in shares
  outstanding before
  conversion                       94,332      789,773

Shares converted into Class A
  (See Note 1)                      9,819       83,084
                               -----------------------


Net increase                      104,151  $   872,857
                               =======================


Year ended October 31, 2009:

Shares sold                       773,081  $ 5,484,802

Shares issued to shareholders
  in reinvestment of
  dividends and distributions      17,887      116,620

Shares redeemed                  (184,742)  (1,332,711)
                               -----------------------


Net increase in shares
  outstanding before
  conversion                      606,226    4,268,711

Shares converted into Class A
  (See Note 1)                      3,434       27,920

Shares converted from Class A
  (See Note 1)                     (3,127)     (24,733)
                               -----------------------


Net increase                      606,533  $ 4,271,898
                               =======================



 CLASS I                           SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                     1,076,738  $ 9,136,702

Shares issued to shareholders
  in reinvestment of
  dividends                        97,230      808,958

Shares redeemed                  (945,615)  (7,969,565)
                               -----------------------


Net increase                      228,353  $ 1,976,095
                               =======================


Year ended October 31, 2009:

Shares sold                     4,179,658  $28,810,694

Shares issued to shareholders
  in reinvestment of
  dividends and distributions      79,484      520,621

Shares redeemed                (1,298,386)  (8,739,161)
                               -----------------------


Net increase                    2,960,756  $20,592,154
                               =======================



 CLASS R2                          SHARES       AMOUNT

Period ended April 30, 2010:

Shares sold                       180,448  $ 1,554,011

Shares issued to shareholders
  in reinvestment of
  dividends                         2,734       22,641

Shares redeemed                   (10,305)     (86,731)
                               -----------------------


Net increase                      172,877  $ 1,489,921
                               =======================


Period ended October 31, 2009
  (a):

Shares sold                       226,218  $ 1,613,043

Shares redeemed                   (32,294)    (238,649)
                               -----------------------


Net increase                      193,924  $ 1,374,394
                               =======================


(a) Class R2 shares first commenced investment operations on January 8, 2009.

 CLASS R3                          SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                        38,498  $   323,885

Shares issued to shareholders
  in reinvestment of
  dividends                         7,208       59,829

Shares redeemed                    (5,672)     (47,864)
                               -----------------------


Net increase                       40,034  $   335,850
                               =======================


Year ended October 31, 2009:

Shares sold                        93,726  $   660,935

Shares issued to shareholders
  in reinvestment of
  dividends and distributions      10,508       68,824

Shares redeemed                   (22,582)    (154,623)
                               -----------------------


Net increase                       81,652  $   575,136
                               =======================




MAINSTAY RETIREMENT 2040 FUND

 INVESTOR CLASS                   SHARES       AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       45,625  $   376,967
Shares issued to shareholders
  in reinvestment of
  dividends                          994        8,084
Shares redeemed                   (9,189)     (77,031)
                               ----------------------
Net increase in shares
  outstanding before
  conversion                      37,430      308,020
Shares converted from
  Investor Class (See Note 1)       (637)      (5,376)
                               ----------------------
Net increase                      36,793  $   302,644
                               ======================
Year ended October 31, 2009:
Shares sold                       73,171  $   472,041
Shares issued to shareholders
  in reinvestment of
  dividends                          325        2,062
Shares redeemed                   (6,321)     (43,316)
                               ----------------------
Net increase in shares
  outstanding before
  conversion                      67,175      430,787
Shares converted into
  Investor Class (See Note 1)        108          641
                               ----------------------
Net increase                      67,283  $   431,428
                               ======================



                                                   mainstayinvestments.com    87

 CLASS A                          SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       79,590  $   653,361

Shares issued to shareholders
  in reinvestment of
  dividends                        8,087       65,427

Shares redeemed                  (61,551)    (508,883)
                               ----------------------


Net increase in shares
  outstanding before
  conversion                      26,126      209,905

Shares converted into Class A
  (See Note 1)                       639        5,376
                               ----------------------


Net increase                      26,765  $   215,281
                               ======================


Year ended October 31, 2009:

Shares sold                      441,203  $ 3,028,918

Shares issued to shareholders
  in reinvestment of
  dividends                        8,702       54,906

Shares redeemed                  (92,820)    (664,612)
                               ----------------------


Net increase in shares
  outstanding before
  conversion                     357,085    2,419,212

Shares converted from Class A
  (See Note 1)                      (108)        (641)
                               ----------------------


Net increase                     356,977  $ 2,418,571
                               ======================



 CLASS I                          SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      642,447  $ 5,333,763

Shares issued to shareholders
  in reinvestment of
  dividends                       44,430      361,660

Shares redeemed                 (537,415)  (4,412,663)
                               ----------------------


Net increase                     149,462  $ 1,282,760
                               ======================


Year ended October 31, 2009:

Shares sold                    2,423,866  $16,618,190

Shares issued to shareholders
  in reinvestment of
  dividends                       36,530      231,599

Shares redeemed                 (648,968)  (4,385,445)
                               ----------------------


Net increase                   1,811,428  $12,464,344
                               ======================



 CLASS R2                         SHARES       AMOUNT

Period ended April 30, 2010:

Shares sold                      209,261  $ 1,760,692

Shares issued to shareholders
  in reinvestment of
  dividends                        2,286       18,538

Shares redeemed                  (15,349)    (125,387)
                               ----------------------


Net increase                     196,198  $ 1,653,843
                               ======================


Period ended October 31, 2009
  (a):

Shares sold                      195,423  $ 1,350,125

Shares redeemed                  (10,909)     (75,089)
                               ----------------------


Net increase                     184,514  $ 1,275,036
                               ======================


(a) Class R2 shares had additional investments on January 8, 2009.

 CLASS R3                         SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       25,407  $   208,650

Shares issued to shareholders
  in reinvestment of
  dividends                        4,277       34,687

Shares redeemed                   (1,856)     (15,229)
                               ----------------------


Net increase                      27,828  $   228,108
                               ======================


Year ended October 31, 2009:

Shares sold                       86,762  $   569,698

Shares issued to shareholders
  in reinvestment of
  dividends                        7,758       49,111

Shares redeemed                  (28,437)    (199,767)
                               ----------------------


Net increase                      66,083  $   419,042
                               ======================




MAINSTAY RETIREMENT 2050 FUND

 INVESTOR CLASS                   SHARES       AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       16,312  $   130,251
Shares issued to shareholders
  in reinvestment of
  dividends                          425        3,360
Shares redeemed                   (1,653)     (13,266)
                               ----------------------
Net increase                      15,084  $   120,345
                               ======================
Year ended October 31, 2009:
Shares sold                       27,175  $   176,228
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        346        2,120
Shares redeemed                   (2,833)     (18,841)
                               ----------------------
Net increase in shares
  outstanding before
  conversion                      24,688      159,507
Shares converted into
  Investor Class (See Note 1)      2,954       16,926
                               ----------------------
Net increase                      27,642  $   176,433
                               ======================


 CLASS A                          SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       34,464  $   274,491

Shares issued to shareholders
  in reinvestment of
  dividends                        2,180       17,197

Shares redeemed                   (6,737)     (52,682)
                               ----------------------


Net increase                      29,907  $   239,006
                               ======================


Year ended October 31, 2009:

Shares sold                      125,754  $   820,076

Shares issued to shareholders
  in reinvestment of
  dividends and distributions      3,393       20,730

Shares redeemed                  (26,175)    (169,050)
                               ----------------------


Net increase in shares
  outstanding before
  conversion                     102,972      671,756

Shares converted from Class A
  (See Note 1)                    (2,959)     (16,926)
                               ----------------------


Net increase                     100,013  $   654,830
                               ======================




88    MainStay Retirement Funds

 CLASS I                          SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                      422,917  $ 3,405,030

Shares issued to shareholders
  in reinvestment of
  dividends                       21,464      169,995

Shares redeemed                 (342,004)  (2,739,786)
                               ----------------------


Net increase                     102,377  $   835,239
                               ======================


Year ended October 31, 2009:

Shares sold                    1,096,923  $ 7,402,117

Shares issued to shareholders
  in reinvestment of
  dividends and distributions     30,754      188,524

Shares redeemed                 (321,610)  (2,138,066)
                               ----------------------


Net increase                     806,067  $ 5,452,575
                               ======================



 CLASS R2                         SHARES       AMOUNT

Period ended April 30, 2010:

Shares sold                      136,830  $ 1,125,557

Shares issued to shareholders
  in reinvestment of
  dividends                          669        5,289

Shares redeemed                   (3,859)     (31,421)
                               ----------------------


Net increase                     133,640  $ 1,099,425
                               ======================


Period ended October 31, 2009
  (a):

Shares sold                       56,090  $   390,598

Shares redeemed                      (82)        (631)
                               ----------------------


Net increase                      56,008  $   389,967
                               ======================


(a) Class R2 shares first commenced investment operations on January 8, 2009.

 CLASS R3                         SHARES       AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       18,223  $   145,772

Shares issued to shareholders
  in reinvestment of
  dividends                        2,230       17,594

Shares redeemed                   (3,848)     (30,786)
                               ----------------------


Net increase                      16,605  $   132,580
                               ======================


Year ended October 31, 2009:

Shares sold                       65,692  $   419,650

Shares issued to shareholders
  in reinvestment of
  dividends and distributions      5,457       33,343

Shares redeemed                   (8,241)     (53,063)
                               ----------------------


Net increase                      62,908  $   399,930
                               ======================




NOTE 9--NEW ACCOUNTING PRONOUNCEMENT:

("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Retirement Funds have adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the Retirement Funds' financial statements; however, there are additional disclosures in each of the Retirement Funds' Portfolio of Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Retirement Funds as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Retirement Funds' management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    89

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Retirement Funds' website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


90    MainStay Retirement Funds

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18301 MS121-10                                         MSRF10-06/10
                                                                              C1

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY S&P 500 INDEX FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY S&P 500 INDEX FUND

        SEMIANNUAL REPORT
        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
  ANALYSIS                                  9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------
FINANCIAL STATEMENTS                       18
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              24
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        31
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       31



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTORS CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS     YEARS
--------------------------------------------------------------
With sales charges         11.91%    33.90%    1.44%    -0.97%
Excluding sales charges    15.37     38.04     2.06     -0.67




(With sales charges)

                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

              MAINSTAY S&P
                500 INDEX     S&P 500
                  FUND         INDEX
              ------------    -------
4/30/00            9700        10000
                   8438         8703
                   7341         7604
                   6342         6592
                   7755         8100
                   8193         8614
                   9393         9941
                  10753        11456
                  10201        10920
                   6573         7064
4/30/10            9073         9808



CLASS A SHARES(3)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX       ONE     FIVE       TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS     YEARS
--------------------------------------------------------------
With sales charges         11.99%    34.01%    1.45%    -0.96%
Excluding sales charges    15.46     38.16     2.07     -0.66




(With sales charges)

                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

                         MAINSTAY S&P
                            500 INDEX    S&P 500
                                 FUND      INDEX
                         ------------    -------
4/30/00                      24250        25000
                             21096        21757
                             18352        19010
                             15856        16480
                             19389        20250
                             20483        21534
                             23482        24853
                             26883        28640
                             25495        27301
                             16427        17660
4/30/10                      22695        24520



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL                   SIX       ONE      FIVE      TEN
TOTAL RETURNS                  MONTHS     YEAR     YEARS     YEARS
------------------------------------------------------------------
                               15.54%    38.48%    2.40%    -0.38%




                                                            (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

            MAINSTAY S&P
               500 INDEX    S&P 500
                    FUND      INDEX
            ------------    -------
4/30/00         10000        10000
                 8714         8703
                 7597         7604
                 6578         6592
                 8067         8100
                 8554         8614
                 9845         9941
                11310        11456
                10758        10920
                 6955         7064
4/30/10          9631         9808







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares, through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                               SIX       ONE      FIVE      TEN
                                                  MONTHS     YEAR     YEARS     YEARS
S&P 500(R) Index(4)                               15.66%    38.84%    2.63%    -0.19%
Average Lipper S&P 500 Index objective fund(5)    15.37     38.18     2.13     -0.67






4. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by New York Life Investments. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper S&P 500 Index objective fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500(R) Index (including reinvested basis dividends). In addition, S&P 500(R) Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay S&P 500 Index Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY S&P 500 INDEX FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,153.70        $3.74          $1,021.30         $3.51
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,154.60        $3.21          $1,021.80         $3.01
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,155.40        $1.87          $1,023.10         $1.76
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.70% for Investor Class, 0.60% for Class A and 0.35% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Oil, Gas & Consumable Fuels              9.1%
Pharmaceuticals                          5.6
Diversified Financial Services           4.4
Computers & Peripherals                  4.2
Software                                 4.0
Insurance                                3.6
Commercial Banks                         3.3
Media                                    3.1
Aerospace & Defense                      2.9
IT Services                              2.9
Capital Markets                          2.5
Food & Staples Retailing                 2.5
Industrial Conglomerates                 2.5
Semiconductors & Semiconductor
  Equipment                              2.5
Beverages                                2.4
Communications Equipment                 2.4
Diversified Telecommunication
  Services                               2.4
Household Products                       2.3
Specialty Retail                         2.1
Health Care Providers & Services         2.0
Chemicals                                1.8
Energy Equipment & Services              1.8
Health Care Equipment & Supplies         1.8
Electric Utilities                       1.7
Food Products                            1.7
Internet Software & Services             1.7
Machinery                                1.7
Hotels, Restaurants & Leisure            1.6
Biotechnology                            1.4
Tobacco                                  1.4
Multi-Utilities                          1.3
Real Estate Investment Trusts            1.3
Air Freight & Logistics                  1.1
Metals & Mining                          1.0
Multiline Retail                         0.9
Consumer Finance                         0.8
Road & Rail                              0.8
Electrical Equipment                     0.6
Electronic Equipment & Instruments       0.6
Internet & Catalog Retail                0.6
Automobiles                              0.5
Commercial Services & Supplies           0.5
Textiles, Apparel & Luxury Goods         0.5
Household Durables                       0.4
Life Sciences Tools & Services           0.4
Wireless Telecommunication Services      0.3
Auto Components                          0.2
Construction & Engineering               0.2
Containers & Packaging                   0.2
Diversified Consumer Services            0.2
Gas Utilities                            0.2
Independent Power Producers & Energy
  Traders                                0.2
Paper & Forest Products                  0.2
Personal Products                        0.2
Airlines                                 0.1
Building Products                        0.1
Construction Materials                   0.1
Distributors                             0.1
Health Care Technology                   0.1
Leisure Equipment & Products             0.1
Office Electronics                       0.1
Professional Services                    0.1
Thrifts & Mortgage Finance               0.1
Trading Companies & Distributors         0.1
Real Estate Management & Development     0.0++
Short-Term Investments                   2.5
Other Assets, Less Liabilities           0.0++
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 10 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENTS)

    1.  ExxonMobil Corp.
    2.  Apple, Inc.
    3.  Microsoft Corp.
    4.  General Electric Co.
    5.  Procter & Gamble Co. (The)
    6.  Bank of America Corp.
    7.  Johnson & Johnson
    8.  Wells Fargo & Co.
    9.  JPMorgan Chase & Co.
   10.  International Business Machines Corp.





8    MainStay S&P 500 Index Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS FRANCIS J. OK AND LEE BAKER OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY S&P 500 INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 15.37% for Investor Class shares and 15.46% for Class A shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 15.54%. Class A and I shares outperformed--and Investor Class shares performed in line with--the 15.37% return of the average Lipper(1) S&P 500(R) Index objective fund during the six-month reporting period. All share classes underperformed the 15.66% return of the S&P 500(R) Index(2) for the six months ended April 30, 2010. Because the Fund incurs operating expenses that the Index does not, the Fund's net performance will typically lag that of the Index. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

During the reporting period, the S&P 500(R) Index industry with the highest total return was automobiles. Real estate management & development had the second-highest industry total return, followed by airlines. During the reporting period, health care technology had the lowest total return of any indus-try in the Index. Independent power producers & energy traders had the second-lowest total return, followed by thrifts & mortgage finance.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the industry that made the strongest contribution to the Fund's performance was computers & peripherals. Commercial banks was the second-strongest contributor, followed by media. The industry that made the weakest contribution to the Fund's performance was independent power producers & energy traders. The second-weakest contributor was health care technology, followed by thrifts & mortgage finance.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL COMPANIES HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the company with the highest total return during the six-month reporting period was communications equipment company JDS Uniphase. Commercial bank Zions Bancorporation had the second-highest total return, followed by semiconductor firm Advanced Micro Devices.

During the reporting period, the S&P 500(R) Index stock with the lowest total return was Motorola, a leading communications equipment company. Software company McAfee had the second-lowest total return, followed by energy equipment & services company Diamond Offshore Drilling.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the stocks that made the greatest positive contributions to the Fund's performance during the reporting period were computers
& peripherals company Apple, followed by industrial conglomerate General Electric and diversified financial services company Bank of America. The weakest contributor was energy giant ExxonMobil, followed by capital markets firm Goldman Sachs Group and communications company Qualcomm.

WERE THERE ANY CHANGES IN THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the six-month reporting period, there were 14 additions to the S&P 500(R) Index and 14 deletions from it. Two significant additions to the Index based on index weightings were business services firm Visa and insurance company Berkshire Hathaway. Beverage company Pepsi Bottling Group was a major deletion during the reporting period. The stock was deleted from the S&P 500(R) Index when Pepsi Bottling Group was acquired by Pepsico, which itself is part of the Index.


1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500(R) Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2010 UNAUDITED



                                  SHARES           VALUE
COMMON STOCKS 97.5%+
--------------------------------------------------------

AEROSPACE & DEFENSE 2.9%
Boeing Co. (The)                  96,610  $    6,997,462
General Dynamics Corp.            49,161       3,753,934
Goodrich Corp.                    15,983       1,185,619
Honeywell International,
  Inc.                            97,569       4,631,600
ITT Corp.                         23,276       1,293,447
L-3 Communications
  Holdings, Inc.                  14,810       1,385,772
Lockheed Martin Corp.             40,249       3,416,738
Northrop Grumman Corp.            38,643       2,621,155
Precision Castparts Corp.         18,085       2,321,029
Raytheon Co.                      48,389       2,821,079
Rockwell Collins, Inc.            20,025       1,301,625
United Technologies Corp.        119,508       8,957,124
                                          --------------
                                              40,686,584
                                          --------------

AIR FREIGHT & LOGISTICS 1.1%
C.H. Robinson Worldwide,
  Inc.                            21,252       1,281,496
Expeditors International of
  Washington, Inc.                27,237       1,109,635
FedEx Corp.                       39,941       3,595,089
United Parcel Service, Inc.
  Class B                        126,712       8,760,868
                                          --------------
                                              14,747,088
                                          --------------

AIRLINES 0.1%
Southwest Airlines Co.            94,505       1,245,576
                                          --------------


AUTO COMPONENTS 0.2%
Goodyear Tire & Rubber Co.
  (The) (a)                       31,058         417,109
Johnson Controls, Inc.            85,533       2,873,053
                                          --------------
                                               3,290,162
                                          --------------

AUTOMOBILES 0.5%
Ford Motor Co. (a)               429,916       5,597,507
Harley-Davidson, Inc.             29,869       1,010,468
                                          --------------
                                               6,607,975
                                          --------------

BEVERAGES 2.4%
Brown-Forman Corp. Class B        13,883         807,713
Coca-Cola Co. (The)              294,203      15,725,150
Coca-Cola Enterprises, Inc.       40,723       1,129,249
Constellation Brands, Inc.
  Class A (a)                     25,513         466,123
Dr. Pepper Snapple Group,
  Inc.                            32,366       1,059,339
Molson Coors Brewing Co.
  Class B                         20,133         893,100
PepsiCo, Inc.                    208,569      13,602,870
                                          --------------
                                              33,683,544
                                          --------------

BIOTECHNOLOGY 1.4%
Amgen, Inc. (a)                  124,981       7,168,910
Biogen Idec, Inc. (a)             34,420       1,832,865
Celgene Corp. (a)                 58,680       3,635,226
Cephalon, Inc. (a)                 9,584         615,293
Genzyme Corp. (a)                 33,958       1,807,924
Gilead Sciences, Inc. (a)        115,308       4,574,268
                                          --------------
                                              19,634,486
                                          --------------

BUILDING PRODUCTS 0.1%
Masco Corp.                       46,103         748,252
                                          --------------


CAPITAL MARKETS 2.5%
Ameriprise Financial, Inc.        32,484       1,505,958
Bank of New York Mellon
  Corp. (The)                    154,196       4,800,121
Charles Schwab Corp. (The)       124,803       2,407,450
E*TRADE Financial Corp. (a)      203,014         341,064
Federated Investors, Inc.
  Class B                         11,254         271,446
Franklin Resources, Inc.          18,927       2,188,718
Goldman Sachs Group, Inc.
  (The)                           67,164       9,752,213
Invesco, Ltd.                     54,617       1,255,645
Janus Capital Group, Inc.         23,383         329,233
Legg Mason, Inc.                  20,850         660,737
Morgan Stanley                   178,442       5,392,517
Northern Trust Corp.              30,758       1,691,075
State Street Corp.                63,233       2,750,635
T. Rowe Price Group, Inc.         33,065       1,901,568
                                          --------------
                                              35,248,380
                                          --------------

CHEMICALS 1.8%
Air Products & Chemicals,
  Inc.                            27,075       2,078,818
Airgas, Inc.                      10,485         665,273
CF Industries Holdings,
  Inc.                             6,159         515,324
Dow Chemical Co. (The)           146,808       4,526,091
E.I. du Pont de Nemours &
  Co.                            115,340       4,595,146
Eastman Chemical Co.               9,330         624,364
Ecolab, Inc.                      30,266       1,478,191
FMC Corp.                          9,224         587,015
International Flavors &
  Fragrances, Inc.                10,166         509,215
Monsanto Co.                      69,639       4,391,435
PPG Industries, Inc.              21,160       1,489,029
Praxair, Inc.                     39,101       3,275,491
Sigma-Aldrich Corp.               15,490         918,557
                                          --------------
                                              25,653,949
                                          --------------

COMMERCIAL BANKS 3.3%
BB&T Corp.                        88,163       2,930,538
Comerica, Inc.                    22,217         933,114
Fifth Third Bancorp              101,481       1,513,082
First Horizon National
  Corp. (a)                       28,905         409,006
Huntington Bancshares, Inc.       91,715         620,910
KeyCorp                          112,801       1,017,465


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investments. May be subject to change daily.

10    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)

COMMERCIAL BANKS (CONTINUED)
M&T Bank Corp.                    10,601  $      925,997
Marshall & Ilsley Corp.           66,840         608,244
PNC Financial Services
  Group, Inc.                     66,017       4,437,002
Regions Financial Corp.          152,557       1,348,604
SunTrust Banks, Inc.              63,631       1,883,478
U.S. Bancorp                     244,192       6,537,020
V  Wells Fargo & Co.             661,216      21,892,862
Zions Bancorp                     19,223         552,277
                                          --------------
                                              45,609,599
                                          --------------

COMMERCIAL SERVICES & SUPPLIES 0.5%
Avery Dennison Corp.              14,314         558,675
Cintas Corp.                      16,970         462,432
Iron Mountain, Inc.               23,140         581,971
Pitney Bowes, Inc.                26,585         675,259
R.R. Donnelley & Sons Co.         26,359         566,455
Republic Services, Inc.           41,384       1,284,146
Stericycle, Inc. (a)              10,754         633,411
Waste Management, Inc.            61,896       2,146,553
                                          --------------
                                               6,908,902
                                          --------------

COMMUNICATIONS EQUIPMENT 2.4%
Cisco Systems, Inc. (a)          730,714      19,670,821
Harris Corp.                      16,783         863,989
JDS Uniphase Corp. (a)            28,509         370,332
Juniper Networks, Inc. (a)        67,071       1,905,487
Motorola, Inc. (a)               294,713       2,083,621
QUALCOMM, Inc.                   214,476       8,308,800
Tellabs, Inc.                     48,988         444,811
                                          --------------
                                              33,647,861
                                          --------------

COMPUTERS & PERIPHERALS 4.2%
V  Apple, Inc. (a)               115,729      30,219,156
Dell, Inc. (a)                   219,788       3,556,170
EMC Corp. (a)                    261,987       4,980,373
Hewlett-Packard Co.              300,454      15,614,594
Lexmark International, Inc.
  Class A (a)                      9,919         367,499
NetApp, Inc. (a)                  43,974       1,524,579
QLogic Corp. (a)                  14,726         285,243
SanDisk Corp. (a)                 29,153       1,162,913
Teradata Corp. (a)                21,290         618,900
Western Digital Corp. (a)         29,190       1,199,417
                                          --------------
                                              59,528,844
                                          --------------

CONSTRUCTION & ENGINEERING 0.2%
Fluor Corp.                       22,831       1,206,390
Jacobs Engineering Group,
  Inc. (a)                        15,910         767,180
Quanta Services, Inc. (a)         26,864         540,773
                                          --------------
                                               2,514,343
                                          --------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.              16,048         919,229
                                          --------------


CONSUMER FINANCE 0.8%
American Express Co.             152,739       7,044,323
Capital One Financial Corp.       58,105       2,522,338
Discover Financial Services       69,207       1,069,940
SLM Corp. (a)                     61,871         757,301
                                          --------------
                                              11,393,902
                                          --------------

CONTAINERS & PACKAGING 0.2%
Ball Corp.                        12,084         642,990
Bemis Co., Inc.                   13,866         421,665
Owens-Illinois, Inc. (a)          21,619         766,177
Pactiv Corp. (a)                  16,943         430,522
Sealed Air Corp.                  20,097         432,085
                                          --------------
                                               2,693,439
                                          --------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                 20,240         866,272
                                          --------------


DIVERSIFIED CONSUMER SERVICES 0.2%
Apollo Group, Inc. Class A
  (a)                             16,378         940,261
DeVry, Inc.                        7,949         495,938
H&R Block, Inc.                   42,602         780,043
                                          --------------
                                               2,216,242
                                          --------------

DIVERSIFIED FINANCIAL SERVICES 4.4%
V  Bank of America Corp.       1,280,332      22,828,319
Citigroup, Inc. (a)            2,507,840      10,959,261
CME Group, Inc.                    8,504       2,792,798
IntercontinentalExchange,
  Inc. (a)                         9,395       1,095,739
V  JPMorgan Chase & Co.          507,043      21,589,891
Leucadia National Corp. (a)       24,406         617,716
Moody's Corp.                     25,182         622,499
NASDAQ OMX Group, Inc.
  (The) (a)                       18,812         395,052
NYSE Euronext                     33,128       1,080,967
                                          --------------
                                              61,982,242
                                          --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.4%
AT&T, Inc.                       753,264      19,630,060
CenturyTel, Inc.                  38,224       1,303,821
Frontier Communications
  Corp.                           39,563         314,922
Qwest Communications
  International, Inc.            190,341         995,483
Verizon Communications,
  Inc.                           361,926      10,456,042
Windstream Corp.                  58,305         644,270
                                          --------------
                                              33,344,598
                                          --------------

ELECTRIC UTILITIES 1.7%
Allegheny Energy, Inc.            21,761         473,955
American Electric Power
  Co., Inc.                       60,883       2,088,287
Duke Energy Corp.                167,104       2,804,005


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)

ELECTRIC UTILITIES (CONTINUED)
Edison International              41,532  $    1,427,455
Entergy Corp.                     24,074       1,956,975
Exelon Corp.                      84,228       3,671,498
FirstEnergy Corp.                 38,852       1,471,325
FPL Group, Inc.                   52,672       2,741,578
Northeast Utilities               22,505         625,414
Pepco Holdings, Inc.              28,352         474,612
Pinnacle West Capital Corp.       12,994         485,196
PPL Corp.                         48,052       1,189,768
Progress Energy, Inc.             36,331       1,450,333
Southern Co. (The)               104,689       3,618,052
                                          --------------
                                              24,478,453
                                          --------------

ELECTRICAL EQUIPMENT 0.6%
Emerson Electric Co.              96,019       5,015,072
First Solar, Inc. (a)              6,179         886,996
Rockwell Automation, Inc.         18,227       1,106,743
Roper Industries, Inc.            11,951         729,250
                                          --------------
                                               7,738,061
                                          --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.6%
Agilent Technologies, Inc.
  (a)                             44,510       1,613,933
Amphenol Corp. Class A            22,009       1,017,036
Corning, Inc.                    198,926       3,829,326
FLIR Systems, Inc. (a)            19,449         594,945
Jabil Circuit, Inc.               24,320         372,582
Molex, Inc.                       17,484         391,816
                                          --------------
                                               7,819,638
                                          --------------

ENERGY EQUIPMENT & SERVICES 1.8%
Baker Hughes, Inc.                54,833       2,728,486
Cameron International Corp.
  (a)                             31,231       1,232,375
Diamond Offshore Drilling,
  Inc.                             8,858         700,668
FMC Technologies, Inc. (a)        15,578       1,054,475
Halliburton Co.                  115,509       3,540,351
Helmerich & Payne, Inc.           13,540         549,995
Nabors Industries, Ltd. (a)       36,110         778,893
National-Oilwell Varco,
  Inc.                            53,317       2,347,548
Rowan Cos., Inc. (a)              14,604         435,199
Schlumberger, Ltd.               152,705      10,906,191
Smith International, Inc.         31,540       1,506,350
                                          --------------
                                              25,780,531
                                          --------------

FOOD & STAPLES RETAILING 2.5%
Costco Wholesale Corp.            56,075       3,312,911
CVS Caremark Corp.               177,479       6,554,300
Kroger Co. (The)                  82,923       1,843,378
Safeway, Inc.                     49,647       1,171,669
SUPERVALU, Inc.                   27,218         405,548
Sysco Corp.                       75,412       2,378,495
Wal-Mart Stores, Inc.            272,325      14,610,236
Walgreen Co.                     125,716       4,418,917
Whole Foods Market, Inc.
  (a)                             21,749         848,646
                                          --------------
                                              35,544,100
                                          --------------

FOOD PRODUCTS 1.7%
Archer-Daniels-Midland Co.        81,856       2,287,057
Campbell Soup Co.                 24,194         867,597
ConAgra Foods, Inc.               56,424       1,380,695
Dean Foods Co. (a)                23,148         363,424
General Mills, Inc.               42,060       2,993,831
H.J. Heinz Co.                    40,223       1,885,252
Hershey Co. (The)                 21,292       1,000,937
Hormel Foods Corp.                 8,994         366,595
J.M. Smucker Co. (The)            15,167         926,249
Kellogg Co.                       32,543       1,787,912
Kraft Foods, Inc. Class A        221,654       6,560,958
McCormick & Co., Inc.             16,779         663,945
Mead Johnson Nutrition Co.        26,111       1,347,589
Sara Lee Corp.                    88,860       1,263,589
Tyson Foods, Inc. Class A         39,201         767,948
                                          --------------
                                              24,463,578
                                          --------------

GAS UTILITIES 0.2%
EQT Corp.                         16,807         730,936
Nicor, Inc.                        5,806         252,619
ONEOK, Inc.                       13,461         661,474
Questar Corp.                     22,370       1,072,642
                                          --------------
                                               2,717,671
                                          --------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.8%
Baxter International, Inc.        76,815       3,627,204
Becton, Dickinson & Co.           30,076       2,296,904
Boston Scientific Corp. (a)      192,486       1,324,304
C.R. Bard, Inc.                   12,214       1,056,878
CareFusion Corp. (a)              22,850         630,203
DENTSPLY International,
  Inc.                            18,791         688,502
Hospira, Inc. (a)                 20,923       1,125,448
Intuitive Surgical, Inc.
  (a)                              4,968       1,791,262
Medtronic, Inc.                  140,991       6,159,897
St. Jude Medical, Inc. (a)        41,543       1,695,785
Stryker Corp.                     35,985       2,066,978
Varian Medical Systems,
  Inc. (a)                        15,865         894,469
Zimmer Holdings, Inc. (a)         27,133       1,652,671
                                          --------------
                                              25,010,505
                                          --------------

HEALTH CARE PROVIDERS & SERVICES 2.0%
Aetna, Inc.                       54,996       1,625,132
AmerisourceBergen Corp.           36,022       1,111,279
Cardinal Health, Inc.             46,182       1,602,053
CIGNA Corp.                       35,014       1,122,549
Coventry Health Care, Inc.
  (a)                             18,842         447,309
DaVita, Inc. (a)                  13,161         821,641


12    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)

HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Express Scripts, Inc. (a)         35,118  $    3,516,365
Humana, Inc. (a)                  21,637         989,244
Laboratory Corp. of America
  Holdings (a)                    13,363       1,049,931
McKesson Corp.                    34,378       2,228,038
Medco Health Solutions,
  Inc. (a)                        59,227       3,489,655
Patterson Cos., Inc.              11,936         381,833
Quest Diagnostics, Inc.           19,173       1,095,929
Tenet Healthcare Corp. (a)        55,592         347,450
UnitedHealth Group, Inc.         147,719       4,477,363
WellPoint, Inc. (a)               56,648       3,047,662
                                          --------------
                                              27,353,433
                                          --------------

HEALTH CARE TECHNOLOGY 0.1%
Cerner Corp. (a)                   8,483         720,292
                                          --------------


HOTELS, RESTAURANTS & LEISURE 1.6%
Carnival Corp.                    55,386       2,309,596
Darden Restaurants, Inc.          17,707         792,388
International Game
  Technology                      38,043         801,946
Marriott International,
  Inc. Class A                    32,385       1,190,473
McDonald's Corp.                 137,327       9,693,913
Starbucks Corp.                   94,640       2,458,747
Starwood Hotels & Resorts
  Worldwide, Inc.                 23,813       1,298,047
Wyndham Worldwide Corp.           22,847         612,528
Wynn Resorts, Ltd.                 8,852         781,101
Yum! Brands, Inc.                 59,886       2,540,364
                                          --------------
                                              22,479,103
                                          --------------

HOUSEHOLD DURABLES 0.4%
D.R. Horton, Inc.                 35,421         520,335
Fortune Brands, Inc.              19,291       1,011,234
Harman International
  Industries, Inc. (a)             8,757         345,726
Leggett & Platt, Inc.             18,924         464,206
Lennar Corp. Class A              20,549         408,925
Newell Rubbermaid, Inc.           35,655         608,631
Pulte Homes, Inc. (a)             40,710         532,894
Stanley Black & Decker,
  Inc.                            20,032       1,244,989
Whirlpool Corp.                    9,505       1,034,809
                                          --------------
                                               6,171,749
                                          --------------

HOUSEHOLD PRODUCTS 2.3%
Clorox Co. (The)                  17,891       1,157,548
Colgate-Palmolive Co.             63,013       5,299,393
Kimberly-Clark Corp.              53,130       3,254,744
V  Procter & Gamble Co.
  (The)                          370,701      23,042,774
                                          --------------
                                              32,754,459
                                          --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
AES Corp. (The) (a)               85,127         982,366
Constellation Energy Group,
  Inc.                            25,760         910,616
NRG Energy, Inc. (a)              33,141         801,018
                                          --------------
                                               2,694,000
                                          --------------

INDUSTRIAL CONGLOMERATES 2.5%
3M Co.                            90,829       8,053,807
V  General Electric Co.        1,361,731      25,682,247
Textron, Inc.                     34,697         792,480
                                          --------------
                                              34,528,534
                                          --------------

INSURANCE 3.6%
Aflac, Inc.                       59,884       3,051,689
Allstate Corp. (The)              68,363       2,233,419
American International
  Group, Inc. (a)                 17,279         672,153
Aon Corp.                         34,063       1,446,315
Assurant, Inc.                    14,855         541,168
Berkshire Hathaway, Inc.
  Class B (a)                    211,205      16,262,785
Chubb Corp. (The)                 41,923       2,216,469
Cincinnati Financial Corp.        20,881         593,020
Genworth Financial, Inc.
  Class A (a)                     62,817       1,037,737
Hartford Financial Services
  Group, Inc. (The)               48,798       1,394,159
Lincoln National Corp.            38,571       1,179,887
Loews Corp.                       45,269       1,685,818
Marsh & McLennan Cos., Inc.       67,940       1,645,507
MetLife, Inc.                    104,544       4,765,116
Principal Financial Group,
  Inc.                            40,658       1,188,027
Progressive Corp. (The)           85,943       1,726,595
Prudential Financial, Inc.        59,354       3,772,540
Torchmark Corp.                   10,623         568,755
Travelers Cos., Inc. (The)        65,550       3,326,007
Unum Group                        42,552       1,041,247
XL Capital, Ltd. Class A          43,933         782,007
                                          --------------
                                              51,130,420
                                          --------------

INTERNET & CATALOG RETAIL 0.6%
Amazon.com, Inc. (a)              43,690       5,988,151
Expedia, Inc.                     27,037         638,344
Priceline.com, Inc. (a)            5,816       1,524,083
                                          --------------
                                               8,150,578
                                          --------------

INTERNET SOFTWARE & SERVICES 1.7%
Akamai Technologies, Inc.
  (a)                             21,970         853,095
eBay, Inc. (a)                   144,142       3,432,021
Google, Inc. Class A (a)          30,843      16,206,146
Monster Worldwide, Inc. (a)       16,165         281,756
VeriSign, Inc. (a)                23,389         637,818
Yahoo!, Inc. (a)                 151,753       2,508,477
                                          --------------
                                              23,919,313
                                          --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)

IT SERVICES 2.9%
Automatic Data Processing,
  Inc.                            64,428  $    2,793,598
Cognizant Technology
  Solutions Corp. Class A
  (a)                             37,970       1,943,305
Computer Sciences Corp. (a)       19,477       1,020,400
Fidelity National
  Information Services,
  Inc.                            42,081       1,106,309
Fiserv, Inc. (a)                  19,436         992,985
V  International Business
  Machines Corp.                 165,790      21,386,910
MasterCard, Inc. Class A          12,317       3,055,109
Paychex, Inc.                     41,249       1,262,219
SAIC, Inc. (a)                    39,064         680,104
Total System Services, Inc.       25,313         405,261
Visa, Inc. Class A                56,972       5,140,584
Western Union Co. (The)           87,122       1,589,977
                                          --------------
                                              41,376,761
                                          --------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co. (a)             34,211         209,371
Hasbro, Inc.                      15,661         600,756
Mattel, Inc.                      46,589       1,073,877
                                          --------------
                                               1,884,004
                                          --------------

LIFE SCIENCES TOOLS & SERVICES 0.4%
Life Technologies Corp. (a)       23,081       1,262,761
Millipore Corp. (a)                7,132         757,062
PerkinElmer, Inc.                 14,984         375,349
Thermo Fisher Scientific,
  Inc. (a)                        52,249       2,888,325
Waters Corp. (a)                  11,935         859,201
                                          --------------
                                               6,142,698
                                          --------------

MACHINERY 1.7%
Caterpillar, Inc.                 79,736       5,429,224
Cummins, Inc.                     25,716       1,857,467
Danaher Corp.                     33,439       2,818,239
Deere & Co.                       54,104       3,236,501
Dover Corp.                       23,729       1,239,128
Eaton Corp.                       21,130       1,630,391
Flowserve Corp.                    7,115         815,237
Illinois Tool Works, Inc.         49,380       2,523,318
PACCAR, Inc.                      46,386       2,157,877
Pall Corp.                        14,881         580,210
Parker Hannifin Corp.             20,488       1,417,360
Snap-On, Inc.                      7,410         357,014
                                          --------------
                                              24,061,966
                                          --------------

MEDIA 3.1%
CBS Corp. Class B                 86,260       1,398,274
Comcast Corp. Class A            362,146       7,148,762
DIRECTV Class A (a)              119,364       4,324,558
Discovery Communications,
  Inc. Class A (a)                36,170       1,399,779
Gannett Co., Inc.                 30,141         513,000
Interpublic Group of Cos.,
  Inc. (The) (a)                  62,414         556,109
McGraw-Hill Cos., Inc.
  (The)                           40,144       1,353,656
Meredith Corp.                     4,695         168,691
New York Times Co. (The)
  Class A (a)                     14,779         146,608
News Corp. Class A               287,301       4,430,181
Omnicom Group, Inc.               39,648       1,691,384
Scripps Networks
  Interactive Class A             11,307         512,659
Time Warner Cable, Inc.           44,909       2,526,131
Time Warner, Inc.                146,785       4,855,648
Viacom, Inc. Class B (a)          77,337       2,732,316
Walt Disney Co. (The)            247,516       9,118,489
Washington Post Co. Class B          779         395,078
                                          --------------
                                              43,271,323
                                          --------------

METALS & MINING 1.0%
AK Steel Holding Corp.            14,300         239,525
Alcoa, Inc.                      130,183       1,749,659
Allegheny Technologies,
  Inc.                            12,495         668,108
Cliffs Natural Resources,
  Inc.                            17,268       1,079,768
Freeport-McMoRan Copper &
  Gold, Inc.                      54,952       4,150,525
Newmont Mining Corp.              62,758       3,519,469
Nucor Corp.                       40,116       1,818,057
Titanium Metals Corp. (a)         10,896         168,016
United States Steel Corp.         18,265         998,365
                                          --------------
                                              14,391,492
                                          --------------

MULTI-UTILITIES 1.3%
Ameren Corp.                      30,188         783,680
CenterPoint Energy, Inc.          50,108         719,551
CMS Energy Corp.                  29,392         477,914
Consolidated Edison, Inc.         35,769       1,616,759
Dominion Resources, Inc.          76,578       3,200,960
DTE Energy Corp.                  21,117       1,017,206
Integrys Energy Group, Inc.        9,712         481,812
NiSource, Inc.                    35,352         576,238
PG&E Corp.                        47,380       2,075,244
Public Service Enterprise
  Group, Inc.                     64,489       2,072,032
SCANA Corp.                       14,158         558,816
Sempra Energy                     31,500       1,549,170
TECO Energy, Inc.                 27,444         464,627
Wisconsin Energy Corp.            15,011         788,228
Xcel Energy, Inc.                 58,204       1,265,937
                                          --------------
                                              17,648,174
                                          --------------

MULTILINE RETAIL 0.9%
Big Lots, Inc. (a)                10,609         405,264
Family Dollar Stores, Inc.        17,733         701,518
J.C. Penney Co., Inc.             30,284         883,384
Kohl's Corp. (a)                  39,064       2,148,129
Macy's, Inc.                      53,537       1,242,058
Nordstrom, Inc.                   21,151         874,171


14    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)

MULTILINE RETAIL (CONTINUED)
Sears Holdings Corp. (a)           6,250  $      755,938
Target Corp.                      96,013       5,460,259
                                          --------------
                                              12,470,721
                                          --------------

OFFICE ELECTRONICS 0.1%
Xerox Corp.                      172,780       1,883,302
                                          --------------


OIL, GAS & CONSUMABLE FUELS 9.1%
Anadarko Petroleum Corp.          62,863       3,907,564
Apache Corp.                      42,955       4,371,101
Cabot Oil & Gas Corp.             13,307         480,782
Chesapeake Energy Corp.           83,194       1,980,017
Chevron Corp.                    256,322      20,874,864
ConocoPhillips                   189,771      11,232,545
CONSOL Energy, Inc.               23,089       1,031,616
Denbury Resources, Inc. (a)       50,433         965,792
Devon Energy Corp.                57,027       3,839,628
El Paso Corp.                     90,030       1,089,363
EOG Resources, Inc.               32,239       3,614,637
V  ExxonMobil Corp.              602,546      40,882,746
Hess Corp.                        37,175       2,362,471
Marathon Oil Corp.                90,194       2,899,737
Massey Energy Co.                 10,974         401,978
Murphy Oil Corp.                  24,331       1,463,510
Noble Energy, Inc.                22,260       1,700,664
Occidental Petroleum Corp.       103,629       9,187,747
Peabody Energy Corp.              34,291       1,602,075
Pioneer Natural Resources
  Co.                             14,774         947,457
Range Resources Corp.             20,191         964,322
Southwestern Energy Co. (a)       44,179       1,753,023
Spectra Energy Corp.              82,389       1,922,959
Sunoco, Inc.                      15,009         491,995
Tesoro Corp.                      17,917         235,609
Valero Energy Corp.               72,256       1,502,202
Williams Cos., Inc.               74,289       1,753,963
XTO Energy, Inc.                  74,455       3,538,102
                                          --------------
                                             126,998,469
                                          --------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.           55,179       1,475,486
MeadWestvaco Corp.                21,970         596,925
Weyerhaeuser Co.                  26,928       1,333,475
                                          --------------
                                               3,405,886
                                          --------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.               54,415       1,759,237
Estee Lauder Cos., Inc.
  (The) Class A                   15,153         998,886
                                          --------------
                                               2,758,123
                                          --------------

PHARMACEUTICALS 5.6%
Abbott Laboratories              198,151      10,137,405
Allergan, Inc.                    39,191       2,496,075
Bristol-Myers Squibb Co.         218,744       5,532,036
Eli Lilly & Co.                  129,512       4,529,035
Forest Laboratories, Inc.
  (a)                             38,548       1,050,818
V  Johnson & Johnson             351,216      22,583,189
King Pharmaceuticals, Inc.
  (a)                             31,859         312,218
Merck & Co., Inc.                397,582      13,931,273
Mylan, Inc. (a)                   39,152         862,519
Pfizer, Inc.                   1,030,006      17,221,700
Watson Pharmaceuticals,
  Inc. (a)                        13,575         581,281
                                          --------------
                                              79,237,549
                                          --------------

PROFESSIONAL SERVICES 0.1%
Dun & Bradstreet Corp.             6,516         501,536
Equifax, Inc.                     16,226         545,194
Robert Half International,
  Inc.                            18,958         519,070
                                          --------------
                                               1,565,800
                                          --------------

REAL ESTATE INVESTMENT TRUSTS 1.3%
Apartment Investment &
  Management Co. Class A          15,028         336,778
AvalonBay Communities, Inc.       10,370       1,078,895
Boston Properties, Inc.           17,682       1,394,403
Equity Residential                35,971       1,628,407
HCP, Inc.                         37,342       1,199,425
Health Care REIT, Inc.            15,694         705,131
Host Hotels & Resorts, Inc.       83,347       1,355,222
Kimco Realty Corp.                51,761         806,954
Plum Creek Timber Co., Inc.       20,904         831,979
ProLogis                          60,717         799,643
Public Storage                    17,288       1,675,380
Simon Property Group, Inc.        37,004       3,294,096
Ventas, Inc.                      20,099         949,276
Vornado Realty Trust              20,117       1,677,154
                                          --------------
                                              17,732,743
                                          --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
CB Richard Ellis Group,
  Inc. Class A (a)                34,606         599,376
                                          --------------


ROAD & RAIL 0.8%
CSX Corp.                         49,766       2,789,384
Norfolk Southern Corp.            47,175       2,798,893
Ryder System, Inc.                 6,805         316,569
Union Pacific Corp.               64,490       4,879,313
                                          --------------
                                              10,784,159
                                          --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.5%
Advanced Micro Devices,
  Inc. (a)                        72,004         652,356
Altera Corp.                      37,911         961,423
Analog Devices, Inc.              38,006       1,137,520
Applied Materials, Inc.          171,394       2,361,809


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                  SHARES           VALUE
COMMON STOCKS (CONTINUED)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Broadcom Corp. Class A            55,124  $    1,901,227
Intel Corp.                      704,992      16,094,967
KLA-Tencor Corp.                  21,913         746,357
Linear Technology Corp.           28,541         857,942
LSI Corp. (a)                     83,702         503,886
MEMC Electronic Materials,
  Inc. (a)                        28,866         374,392
Microchip Technology, Inc.        23,490         686,143
Micron Technology, Inc. (a)      108,533       1,014,784
National Semiconductor
  Corp.                           30,052         444,169
Novellus Systems, Inc. (a)        12,530         328,286
NVIDIA Corp. (a)                  70,816       1,113,227
Teradyne, Inc. (a)                22,557         275,872
Texas Instruments, Inc.          158,505       4,122,715
Xilinx, Inc.                      35,386         912,251
                                          --------------
                                              34,489,326
                                          --------------

SOFTWARE 4.0%
Adobe Systems, Inc. (a)           66,956       2,249,052
Autodesk, Inc. (a)                29,497       1,003,193
BMC Software, Inc. (a)            23,300         917,088
CA, Inc.                          50,440       1,150,536
Citrix Systems, Inc. (a)          23,502       1,104,594
Compuware Corp. (a)               29,385         252,711
Electronic Arts, Inc. (a)         41,929         812,165
Intuit, Inc. (a)                  40,080       1,449,293
McAfee, Inc. (a)                  20,184         701,394
V  Microsoft Corp.               973,833      29,740,860
Novell, Inc. (a)                  44,527         249,796
Oracle Corp.                     498,843      12,890,103
Red Hat, Inc. (a)                 24,016         717,358
Salesforce.com, Inc. (a)          14,010       1,199,256
Symantec Corp. (a)               102,862       1,724,996
                                          --------------
                                              56,162,395
                                          --------------

SPECIALTY RETAIL 2.1%
Abercrombie & Fitch Co.
  Class A                         11,293         493,843
AutoNation, Inc. (a)              11,522         232,744
AutoZone, Inc. (a)                 3,811         705,073
Bed Bath & Beyond, Inc. (a)       33,436       1,536,719
Best Buy Co., Inc.                43,757       1,995,319
GameStop Corp. Class A (a)        21,144         514,011
Gap, Inc. (The)                   60,695       1,500,987
Home Depot, Inc. (The)           216,997       7,649,144
Limited Brands, Inc.              34,387         921,572
Lowe's Cos., Inc.                187,587       5,087,359
O'Reilly Automotive, Inc.
  (a)                             17,557         858,362
Office Depot, Inc. (a)            35,275         241,986
RadioShack Corp.                  16,072         346,352
Ross Stores, Inc.                 15,820         885,920
Sherwin-Williams Co. (The)        11,748         917,166
Staples, Inc.                     93,026       2,188,902
Tiffany & Co.                     15,962         773,838
TJX Cos., Inc.                    53,465       2,477,568
Urban Outfitters, Inc. (a)        16,563         621,278
                                          --------------
                                              29,948,143
                                          --------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc.                       40,113       1,674,718
NIKE, Inc. Class B                49,774       3,778,344
Polo Ralph Lauren Corp.            7,316         657,708
VF Corp.                          11,321         978,361
                                          --------------
                                               7,089,131
                                          --------------

THRIFTS & MORTGAGE FINANCE 0.1%
Hudson City Bancorp, Inc.         60,560         805,448
People's United Financial,
  Inc.                            47,400         736,122
                                          --------------
                                               1,541,570
                                          --------------

TOBACCO 1.4%
Altria Group, Inc.               265,528       5,626,538
Lorillard, Inc.                   19,749       1,547,729
Philip Morris
  International, Inc.            240,054      11,781,850
Reynolds American, Inc.           21,566       1,152,056
                                          --------------
                                              20,108,173
                                          --------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                      16,756         916,386
W.W. Grainger, Inc.                7,853         868,070
                                          --------------
                                               1,784,456
                                          --------------

WIRELESS TELECOMMUNICATION SERVICES 0.3%
American Tower Corp. Class
  A (a)                           51,390       2,097,226
MetroPCS Communications,
  Inc. (a)                        33,458         255,284
Sprint Nextel Corp. (a)          380,792       1,618,366
                                          --------------
                                               3,970,876
                                          --------------
Total Common Stocks
  (Cost $1,099,006,343)                    1,367,932,503 (b)
                                          --------------




16    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                               PRINCIPAL
                                  AMOUNT           VALUE

SHORT-TERM INVESTMENTS 2.5%
--------------------------------------------------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $142,699 (Collateralized
  by a United States
  Treasury Bill with a rate
  of 0.107% and a maturity
  date of 6/3/10,
  with a Principal Amount
  of $150,000 and a Market
  Value of $149,985)         $   142,699  $      142,699
                                          --------------
Total Repurchase Agreement
  (Cost $142,699)                                142,699
                                          --------------

U.S. GOVERNMENT 2.5%
United States Treasury
  Bills
  0.189%, due 7/8/10 (c)      24,800,000      24,793,081
  0.212%, due 7/22/10
  (c)(d)                      10,000,000       9,996,510
                                          --------------
Total U.S. Government
  (Cost $34,786,352)                          34,789,591
                                          --------------
Total Short-Term
  Investments
  (Cost $34,929,051)                          34,932,290
                                          --------------
Total Investments
  (Cost $1,133,935,394) (f)        100.0%  1,402,864,793
Other Assets, Less
  Liabilities                      0.0++         654,796
                             -----------  --------------



Net Assets                         100.0% $1,403,519,589
                             ===========  ==============





                            CONTRACTS        UNREALIZED
                                LONG   APPRECIATION (E)
FUTURES CONTRACTS 0.0%++
-------------------------------------------------------

Standard & Poor's 500
  Index
  Mini June 2010                  573          $569,437
                                               --------
Total Futures Contracts
  (Settlement Value
  $33,904,410) (b)                             $569,437
                                               ========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  The combined market value of common
     stocks and settlement value of Standard &
     Poor's 500 Index futures contracts
     represents 99.9% of net assets.
(c)  Interest rate presented is yield to
     maturity.
(d)  Represents a security, or a portion
     thereof, which is segregated, or
     partially segregated as collateral for
     futures contracts.
(e)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2010.
(f)  At April 30, 2010, cost is $1,167,751,639
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation     $ 410,327,143
Gross unrealized depreciation      (175,213,989)
                                  -------------
Net unrealized appreciation       $ 235,113,154
                                  =============



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                     PRICES
                                                  IN ACTIVE  SIGNIFICANT
                                                MARKETS FOR        OTHER   SIGNIFICANT
                                                  IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                     ASSETS       INPUTS        INPUTS
 DESCRIPTION                                      (LEVEL 1)    (LEVEL 2)     (LEVEL 3)           TOTAL
Investments in Securities (a)
Common Stocks                                $1,367,932,503  $        --      $     --  $1,367,932,503
Short-Term Investments
  Repurchase Agreement                                   --      142,699            --         142,699
  U.S. Government                                        --   34,789,591            --      34,789,591
                                             --------------  -----------      --------  --------------
Total Short-Term Investments                             --   34,932,290            --      34,932,290
                                             --------------  -----------      --------  --------------
Total Investments in Securities               1,367,932,503   34,932,290            --   1,402,864,793
Other Financial Instruments
  Futures Contracts Long (b)                        569,437           --            --         569,437
                                             --------------  -----------      --------  --------------
Total Investments in Securities and Other
  Financial Instruments                      $1,368,501,940  $34,932,290           $--  $1,403,434,230
                                             ==============  ===========      ========  ==============




(a) For detailed industry descriptions, see the Portfolio of Investments.
(b) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $1,133,935,394)  $1,402,864,793
Receivables:
  Fund shares sold                       1,893,732
  Dividends and interest                 1,377,039
Other assets                               126,245
                                    --------------
  Total assets                       1,406,261,809
                                    --------------

LIABILITIES:
Payables:
  Fund shares redeemed                     731,472
  Variation margin on futures
     contracts                             642,655
  Transfer agent (See Note 3)              482,396
  Investment securities purchased          364,345
  Shareholder communication                263,802
  Manager (See Note 3)                     115,370
  Professional fees                         53,326
  NYLIFE Distributors (See Note 3)          48,154
  Custodian                                  5,398
  Trustees                                   5,128
Accrued expenses                            30,174
                                    --------------
  Total liabilities                      2,742,220
                                    --------------
Net assets                          $1,403,519,589
                                    ==============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                 $       51,181
Additional paid-in capital           1,263,035,274
                                    --------------
                                     1,263,086,455
Accumulated undistributed net
  investment income                      6,003,883
Accumulated net realized loss on
  investments and futures
  transactions                        (135,069,585)
Net unrealized appreciation on
  investments and futures
  contracts                            269,498,836
                                    --------------
Net assets                          $1,403,519,589
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   19,758,574
                                    ==============
Shares of beneficial interest
  outstanding                              725,423
                                    ==============
Net asset value per share
  outstanding                       $        27.24
Maximum sales charge (3.00% of
  offering price)                             0.84
                                    --------------
Maximum offering price per share
  outstanding                       $        28.08
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  213,207,301
                                    ==============
Shares of beneficial interest
  outstanding                            7,828,229
                                    ==============
Net asset value per share
  outstanding                       $        27.24
Maximum sales charge (3.00% of
  offering price)                             0.84
                                    --------------
Maximum offering price per share
  outstanding                       $        28.08
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $1,170,553,714
                                    ==============
Shares of beneficial interest
  outstanding                           42,627,379
                                    ==============
Net asset value and offering price
  per share outstanding             $        27.46
                                    ==============





18    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $ 12,799,459
  Interest                                 17,418
                                     ------------
     Total income                      12,816,877
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,633,332
  Transfer agent (See Note 3)           1,436,665
  Distribution/Service--Investor
     Class
     (See Note 3)                          23,609
  Distribution/Service--Class A
     (See Note 3)                         261,504
  Registration                            145,640
  Professional fees                       121,052
  Shareholder communication                67,278
  Trustees                                 23,770
  Custodian                                21,380
  Miscellaneous                            36,388
                                     ------------
     Total expenses before waiver       3,770,618
  Expense waiver from Manager (See
     Note 3)                           (1,128,037)
                                     ------------
     Net expenses                       2,642,581
                                     ------------
Net investment income                  10,174,296
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                (4,473,339)
  Futures transactions                 11,710,348
                                     ------------
Net realized gain on investments
  and futures transactions              7,237,009
                                     ------------
Net change in unrealized
  appreciation on:
  Investments                         177,621,121
  Futures contracts                    (1,741,763)
                                     ------------
Net change in unrealized
  appreciation on investments and
  futures contracts                   175,879,358
                                     ------------
Net realized and unrealized gain on
  investments and futures
  transactions                        183,116,367
                                     ------------
Net increase in net assets
  resulting from operations          $193,290,663
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010            2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income      $   10,174,296  $   22,179,919
 Net realized gain (loss)
  on investments and
  futures transactions           7,237,009     (15,851,205)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                    175,879,358     108,606,241
                            ------------------------------
 Net increase in net
  assets resulting from
  operations                   193,290,663     114,934,955
                            ------------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                (254,640)       (350,624)
    Class A                     (2,895,095)     (4,143,743)
    Class I                    (17,697,570)    (23,595,246)
                            ------------------------------
Total dividends to
 shareholders                  (20,847,305)    (28,089,613)
                            ------------------------------
Capital share
 transactions:
 Net proceeds from sale
  of shares                    128,535,842     329,494,436
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends                     20,783,761      27,961,308
 Cost of shares redeemed      (177,437,357)   (302,655,057)
                            ------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions              (28,117,754)     54,800,687
                            ------------------------------
    Net increase in net
     assets                    144,325,604     141,646,029
NET ASSETS:
Beginning of period          1,259,193,985   1,117,547,956
                            ------------------------------
End of period               $1,403,519,589  $1,259,193,985
                            ==============================
Accumulated undistributed
 net investment income at
 end of period              $    6,003,883  $   16,676,892
                            ==============================





20    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      INVESTOR CLASS
                                                        -----------------------------------------
                                                                                     FEBRUARY 28,
                                                        SIX MONTHS                      2008**
                                                           ENDED       YEAR ENDED       THROUGH
                                                         APRIL 30,    OCTOBER 31,     OCTOBER 31,

                                                        -----------------------------------------
                                                           2010*          2009           2008
Net asset value at beginning of period                    $ 23.93       $ 22.47         $ 31.35
                                                          -------       -------         -------
Net investment income                                        0.15          0.38            0.26
Net realized and unrealized gain (loss) on investments       3.50          1.59           (9.14)
                                                          -------       -------         -------
Total from investment operations                             3.65          1.97           (8.88)
                                                          -------       -------         -------
Less dividends:
  From net investment income                                (0.34)        (0.51)             --
                                                          -------       -------         -------
Net asset value at end of period                          $ 27.24       $ 23.93         $ 22.47
                                                          =======       =======         =======
Total investment return (b)                                 15.37%(c)      9.21%         (28.33%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                      1.21%++       1.75%           1.63% ++
  Net expenses                                               0.70%++       0.63%           0.60% ++
  Expenses (before waiver/reimbursement)                     1.02%++       1.15%           1.06% ++
Portfolio turnover rate                                         5%            8%              5%
Net assets at end of period (in 000's)                    $19,759       $17,822         $15,372




                                                                CLASS I
                          -----------------------------------------------------------------------------------
                          SIX MONTHS
                             ENDED
                           APRIL 30,                            YEAR ENDED OCTOBER 31,

                          -----------------------------------------------------------------------------------
                             2010*         2009         2008            2007            2006          2005
Net asset value at
  beginning of period     $    24.15    $    22.69    $  36.14       $    32.16      $    28.15    $    26.35
                          ----------    ----------    --------       ----------      ----------    ----------
Net investment income           0.20          0.44        0.60             0.58            0.53          0.48 (a)
Net realized and
  unrealized gain (loss)
  on investments                3.52          1.60      (13.46)            3.93            3.93          1.73
                          ----------    ----------    --------       ----------      ----------    ----------
Total from investment
  operations                    3.72          2.04      (12.86)            4.51            4.46          2.21
                          ----------    ----------    --------       ----------      ----------    ----------
Less dividends:
  From net investment
     income                    (0.41)        (0.58)      (0.59)           (0.53)          (0.45)        (0.41)
                          ----------    ----------    --------       ----------      ----------    ----------
Net asset value at end
  of period               $    27.46    $    24.15    $  22.69       $    36.14      $    32.16    $    28.15
                          ==========    ==========    ========       ==========      ==========    ==========
Total investment return
  (b)                          15.54%(c)      9.55%     (36.13%)          14.17%          16.06%         8.42%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.56%++       2.07%       1.95%            1.73%           1.69%         1.86%(a)
  Net expenses                  0.35%++       0.32%       0.30%            0.30%           0.30%         0.30%
  Expenses (before
     waiver/reimburse-
     ment)                      0.52%++       0.61%       0.49%            0.42%           0.31%         0.44%
Portfolio turnover rate            5%            8%          5%               5%              5%            6%
Net assets at end of
  period (in 000's)       $1,170,554    $1,044,598    $919,826       $1,479,162      $1,299,916    $1,245,481




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Net investment income and the ratio of net investment income includes $0.07 and 0.26%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.




22    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      CLASS A
      ----------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                     YEAR ENDED OCTOBER 31,

      ----------------------------------------------------------------------
         2010*        2009        2008        2007        2006        2005
       $  23.92     $  22.47    $  35.79    $  31.85    $  27.86    $  26.11
       --------     --------    --------    --------    --------    --------
           0.17         0.38        0.51        0.49        0.40        0.40 (a)
           3.50         1.58      (13.35)       3.87        3.91        1.68
       --------     --------    --------    --------    --------    --------
           3.67         1.96      (12.84)       4.36        4.31        2.08
       --------     --------    --------    --------    --------    --------

          (0.35)       (0.51)      (0.48)      (0.42)      (0.32)      (0.33)
       --------     --------    --------    --------    --------    --------
       $  27.24     $  23.92    $  22.47    $  35.79    $  31.85    $  27.86
       ========     ========    ========    ========    ========    ========
          15.46%(c)     9.18%     (36.32%)     13.83%      15.61%       7.97%

           1.32%++      1.79%       1.65%       1.44%       1.31%       1.43%(a)
           0.60%++      0.60%       0.60%       0.60%       0.68%       0.73%
           0.77%++      0.86%       0.79%       0.78%       0.74%       0.87%
              5%           8%          5%          5%          5%          6%
       $213,207     $196,774    $182,351    $334,325    $319,851    $309,387




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the "Fund"), a diversified fund. The Fund is the successor of the MainStay S&P 500 Index Fund, a series of Eclipse Funds Inc. (the "Predecessor Fund"). The reorganization of the Predecessor Fund with and into the Fund, which was not subject to shareholder approval under applicable law, occurred on February 26, 2010. All information regarding and references to periods prior to the commencement of operations of the Fund relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500((R) Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or

24    MainStay S&P 500 Index Fund
liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES.   The Fund's policy is to comply with the requirements
of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.


                                                   mainstayinvestments.com    25

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity rate risk in the normal course of investing in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.


26    MainStay S&P 500 Index Fund

Fair value of Derivatives as of April 30, 2010:

ASSET DERIVATIVES

                                    STATEMENT OF      FOREIGN
                                      ASSETS AND     EXCHANGE       EQUITY    INTEREST
                                     LIABILITIES    CONTRACTS    CONTRACTS        RATE
                                        LOCATION         RISK         RISK        RISK       TOTAL
Futures Contracts (a)                        Net
                              Assets--Unrealized
                                 appreciation on
                                 investments and
                               futures contracts          $--     $569,437         $--    $569,437
                                                    ----------------------------------------------
Total Fair Value                                          $--     $569,437         $--    $569,437
                                                    ==============================================



(a) Includes cumulative appreciation (depreciation) of futures contracts as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2010.

REALIZED GAIN (LOSS)

                                                    FOREIGN
                                 STATEMENT OF      EXCHANGE         EQUITY    INTEREST
                                    OPERATIONS    CONTRACTS      CONTRACTS        RATE
                                      LOCATION         RISK           RISK        RISK          TOTAL
Futures Contracts         Net realized gain on
                          futures transactions          $--    $11,710,348         $--    $11,710,348
                                                  ---------------------------------------------------
Total Realized Gain                                     $--    $11,710,348         $--    $11,710,348
                                                  ===================================================



CHANGE IN APPRECIATION (DEPRECIATION)

                                                    FOREIGN
                                 STATEMENT OF      EXCHANGE         EQUITY    INTEREST
                                    OPERATIONS    CONTRACTS      CONTRACTS        RATE
                                      LOCATION         RISK           RISK        RISK          TOTAL
Futures Contracts                Net change in
                                    unrealized
                                  appreciation
                             (depreciation) on
                             futures contracts          $--    $(1,741,763)        $--    $(1,741,763)
                                                  ---------------------------------------------------
Total Change in
  Appreciation
  (Depreciation)                                        $--    $(1,741,763)        $--    $(1,741,763)
                                                  ===================================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                                       FOREIGN
                                                      EXCHANGE       EQUITY    INTEREST
                                                     CONTRACTS    CONTRACTS        RATE
                                                          RISK         RISK        RISK    TOTAL
Futures Contracts (2)                                       --        1,097          --    1,097
                                                     ===========================================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between New York

                                                   mainstayinvestments.com    27

Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $2 billion, 0.215% on assets from $2 billion to $3 billion, and 0.20% on assets in excess of $3 billion. The effective management fee rate (exclusive of any applicable waivers/ reimbursements) was 0.24% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This expense limitation agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

Additionally, effective August 1, 2009, New York Life Investments has agreed to voluntarily reimburse the expenses of the Investor Class shares of the Fund so that the total annual operating expenses of Investor Class shares do not exceed 0.70%. This voluntary waiver may be discontinued at any time.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $1,633,332 and waived/reimbursed its fees in the amount of $1,128,037.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,139 and $3,873, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class and Class A shares of $27 and $362, respectively for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                        $   43,934
------------------------------------------------
Class A                                  220,386
------------------------------------------------
Class I                                1,172,345
------------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class I                        $198,262,161    16.9%
---------------------------------------------------





28    MainStay S&P 500 Index Fund

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $33,824.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $106,179,149 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
            2010            $  9,978
            2013               5,221
            2014              51,930
            2016              39,050
---------------------------------- -----
           Total            $106,179
---------------------------------- -----



The Fund utilized $4,698,769 of capital loss carryforwards during the year ended October 31, 2009.

The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                    $28,089,613
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $86,939 and $60,229, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                       78,901  $   2,050,633
Shares issued to
  shareholders in
  reinvestment of dividends        9,977        253,817
Shares redeemed                  (92,892)    (2,394,160)
                             --------------------------
Net decrease in shares
  outstanding before
  conversion                      (4,014)       (89,710)
Shares converted into
  Investor Class (See Note
  1)                               6,798        182,927
Shares converted from
  Investor Class (See Note
  1)                             (22,171)      (581,689)
                             --------------------------
Net decrease                     (19,387) $    (488,472)
                             ==========================
Year ended October 31,
  2009:
Shares sold                      185,821  $   3,782,823
Shares issued to
  shareholders in
  reinvestment of dividends       17,590        349,167
Shares redeemed                 (149,786)    (3,095,645)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                      53,625      1,036,345
Shares converted into
  Investor Class (See Note
  1)                              50,946        958,278
Shares converted from
  Investor Class (See Note
  1)                             (43,795)      (991,085)
                             --------------------------
Net increase                      60,776  $   1,003,538
                             ==========================




                                                   mainstayinvestments.com    29

 CLASS A                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                      954,489  $  24,637,051

Shares issued to
  shareholders in
  reinvestment of dividends      111,379      2,832,374

Shares redeemed               (1,476,617)   (38,278,130)
                             --------------------------


Net decrease in shares
  outstanding before
  conversion                    (410,749)   (10,808,705)

Shares converted into Class
  A (See Note 1)                  22,180        581,689

Shares converted from Class
  A (See Note 1)                  (6,798)      (182,927)

Shares converted from Class
  A (a)                           (1,641)       (41,706)
                             --------------------------


Net decrease                    (397,008) $ (10,451,649)
                             ==========================


Year ended October 31,
  2009:

Shares sold                    2,729,982  $  56,046,902

Shares issued to
  shareholders in
  reinvestment of dividends      202,474      4,017,090

Shares redeemed               (2,817,086)   (58,120,291)
                             --------------------------


Net increase in shares
  outstanding before
  conversion                     115,370      1,943,701

Shares converted into Class
  A (See Note 1)                  43,805        991,085

Shares converted from Class
  A (See Note 1)                 (50,972)      (958,278)
                             --------------------------


Net increase                     108,203  $   1,976,508
                             ==========================



 CLASS I                          SHARES         AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                    3,902,987  $ 101,848,158

Shares issued to
  shareholders in
  reinvestment of dividends      690,772     17,697,570

Shares redeemed               (5,230,475)  (136,765,067)
                             --------------------------


Net decrease in shares
  outstanding before
  conversion                    (636,716)   (17,219,339)

Shares converted into Class
  I (a)                            1,628         41,706
                             --------------------------


Net decrease                    (635,088) $ (17,177,633)
                             ==========================


Year ended October 31,
  2009:

Shares sold                   12,933,406  $ 269,664,711

Shares issued to
  shareholders in
  reinvestment of dividends    1,181,525     23,595,051

Shares redeemed              (11,397,494)  (241,439,121)
                             --------------------------


Net increase                   2,717,437  $  51,820,641
                             ==========================




(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

- Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

- All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


30    MainStay S&P 500 Index Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the Securities and Exchange Commissions ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-A018305 MS121-10                                         MSSP10-06/10
                                                                              A6

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY SHORT TERM BOND FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President



                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY SHORT TERM BOND FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------
FINANCIAL STATEMENTS                       13
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        24
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       24



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -2.72%   -1.30%    3.29%    3.63%
Excluding sales charges      0.29     1.75     3.92     3.94




(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    (LINE GRAPH)
(LINE GRAPH)

                                 CITIGROUP 1-3        BARCLAYS CAPITAL
              MAINSTAY SHORT       YEAR U.S.              U.S. 1-3
                 TERM BOND      TREASURY AGENCY    YEAR GOVERNMENT/CREDIT
                   FUND              INDEX                  INDEX
              --------------    ---------------    ----------------------
4/30/00             9700             10000                  10000
                   10623             10978                  11004
                   11111             11702                  11725
                   11662             12366                  12473
                   11729             12515                  12681
                   11783             12678                  12865
                   11966             12952                  13155
                   12528             13622                  13856
                   13328             14664                  14850
                   14033             15344                  15436
4/30/10            14279             15643                  16035



CLASS A SHARES(3)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -2.48%   -0.81%    3.41%    3.69%
Excluding sales charges      0.54     2.25     4.04     4.00




                                                            (With sales charges)

                                                             (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

                                            CITIGROUP 1-3        BARCLAYS CAPITAL
                         MAINSTAY SHORT       YEAR U.S.              U.S. 1-3
                            TERM BOND      TREASURY AGENCY    YEAR GOVERNMENT/CREDIT
                              FUND              INDEX                  INDEX
                         --------------    ---------------    ----------------------
4/30/00                       24250             25000                  25000
                              26557             27446                  27509
                              27778             29256                  29312
                              29156             30914                  31182
                              29323             31288                  31704
                              29458             31696                  32163
                              29914             32381                  32887
                              31320             34055                  34639
                              33307             36660                  37125
                              35113             38361                  38590
4/30/10                       35904             39107                  40087



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  SIX      ONE     FIVE     TEN
TOTAL RETURNS                 MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------------------
                               0.77%    2.52%    4.35%    4.31%




                                                            (With sales charges)

                                                             (PERFORMANCE GRAPH)
(PERFORMANCE GRAPH)

                               CITIGROUP 1-3        BARCLAYS CAPITAL
            MAINSTAY SHORT       YEAR U.S.              U.S. 1-3
               TERM BOND      TREASURY AGENCY    YEAR GOVERNMENT/CREDIT
                 FUND              INDEX                  INDEX
            --------------    ---------------    ----------------------
4/30/00          10000             10000                  10000
                 10976             10978                  11004
                 11506             11702                  11725
                 12106             12366                  12473
                 12206             12515                  12681
                 12329             12678                  12865
                 12565             12952                  13155
                 13195             13622                  13856
                 14072             14664                  14850
                 14877             15344                  15436
4/30/10          15252             15643                  16035







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distri-butions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                                          SIX      ONE      FIVE     TEN
                                                             MONTHS     YEAR    YEARS    YEARS
Barclays Capital U.S. 1-3 Year Government/Credit Index(4)     1.26%    3.88%    4.50%    4.84%
Citigroup 1-3 Year U.S. Treasury Agency Index(5)              0.78     1.93     4.29     4.58
Average Lipper short U.S. government fund(6)                  1.33     4.23     3.61     3.95





   shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A shares might have been lower.
4. The Barclays Capital U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. An investment cannot be made directly in an index. Total returns assume reinvestment of all dividends and capital gains. The Barclays Capital U.S. 1-3 year Government/Credit Index is the fund's broad-based securities-market index for comparison purposes.
5. The Citigroup 1-3 Year U.S. Treasury Agency Index consists of U.S. Treasury notes (minimum amount outstanding is $1 billion per issue) and Agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The average Lipper short U.S. government fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Short Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SHORT TERM BOND FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,002.90        $7.00          $1,017.80         $7.05
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,005.40        $4.62          $1,020.20         $4.66
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,007.70        $3.39          $1,021.40         $3.41
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.41% for Investor Class, 0.93% for Class A and 0.68% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PIE CHART)

U.S. Government & Federal Agencies              72.3
Corporate Bonds                                 11.8
Yankee Bonds                                     7.6
Short-Term Investment                            3.2
Mortgage-Backed Securities                       2.7
Convertible Bonds                                1.7
Asset-Backed Securities                          0.9
Other Assets, Less Liabilities                  (0.2)




 See Portfolio of Investments beginning on page 10 for specific holdings within these categories.


TOP TEN ISSUERS HELD AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  United States Treasury Notes, 0.875%-2.25%, due
        2/28/11-5/31/14
    2.  Federal National Mortgage Association, 2.875%-6.25%, due
        10/12/10-2/1/11
    3.  Federal Home Loan Bank, 1.625%-3.375%, due 10/20/10-4/13/12
    4.  Shell International Finance B.V., 1.875%, due 3/25/13
    5.  Rio Tinto Finance USA, Ltd., 8.95%, due 5/1/14
    6.  St. Jude Medical, Inc., 2.20%, due 9/15/13
    7.  JPMorgan Chase & Co., 3.70%, due 1/20/15
    8.  U.S. Bancorp, 3.15%, due 3/4/15
    9.  PNC Funding Corp., 3.625%, due 2/8/15
   10.  Telefonica Emisiones S.A.U, 4.949%, due 1/15/15





8    MainStay Short Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLAUDE ATHAIDE, PHD, CFA, GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY SHORT TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Short Term Bond Fund returned 0.29% for Investor Class shares and 0.54% for Class A shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 0.77%. All share classes underperformed the 1.33% return of the average Lipper(1) short U.S. government fund, the 1.26% return of the Barclays Capital U.S. 1-3 Year Government/Credit Index(2) and the 0.78% return of the Citigroup 1-3 Year U.S. Treasury Agency Index(3) for the six months ended April 30, 2010. The Barclays Capital U.S. 1-3 Year Government/Credit Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Real gross domestic product (GDP) grew at an annual rate of 5.6% in the fourth quarter of 2009, with inventory adjustment and personal consumption contributing 3.8% and 1.16%, respectively. In the first quarter of 2010, real GDP grew an annualized 3.0%, with personal consumption growing at 3.5%. The labor market improved during the reporting period, as nonfarm payrolls increased 573,000 during the first four months of 2010.

Credit spreads(4) tightened during the reporting period, as investors' appetite for risk remained firm. An 8% decline in the S&P 500(R) Index(5) beginning in the second half of January 2010 was shrugged off, and stocks rallied, reaching new highs for the period by the end of April.

With conditions improving in the financial markets, the Federal Reserve ended most of its emergency liquidity programs that had been initiated since December 2007. These included the Term Auction Facility, the Term Securities Lending Facility, the Primary Dealer Credit Facility, the Commercial Paper Funding Facility and the Asset Backed Commercial Paper Money Market Fund Liquidity Facility. The Federal Reserve also announced that the Term Asset-Backed Securities Loan Facility (TALF) will expire at the end of June 2010. In addition, in March 2010, the Federal Reserve completed its purchase of $1.25 trillion of agency mortgage-backed securities and $175 billion of agency debt.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

During the fourth quarter of 2009, we positioned the Fund for lower interest rates and a flatter yield curve.(6) However, interest rates rose in December 2009, and the yield curve steepened. These developments detracted from the Fund's performance relative to the Barclays Capital U.S. 1-3 Year
Government/Credit Index.

In the first quarter of 2010, we increased the Fund's allocation to corporate bonds from 2.2% of net assets to 22.2%, while we reduced the percentage of Treasury securities in the Fund from 68.6% to 50.5%.

WHICH MARKET SEGMENTS WERE PARTICULARLY STRONG DURING THE REPORTING PERIOD AND WHICH ONES WERE WEAK?

The strongest market segments from a total return perspective were commercial mortgage-backed securities with maturities of up to three years and 1-3 year corporate bonds. Although all segments of the short-term market provided positive returns, the weakest market segments were 1-3 year Treasury and agency securities.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

Despite the recovery in risk appetite during the latter half of the reporting period, we remained defensive and refrained from further increases in the Fund's exposure to corporate bonds. Although we believe that the worst of the economic contraction may be out of the way, talk of an economic recovery is, in our opinion, still premature.


1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. 1-3 Year Government/Credit Index.
3. See footnote on page 6 for more information on the Citigroup 1-3 Year U.S. Treasury Agency Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. The S&P 500(R) Index is a trademark of the McGraw-Hill Companies, Inc., and is widely recognized as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 97.0%+
ASSET-BACKED SECURITIES 0.9%
-------------------------------------------------------

AUTOMOBILE 0.9%
USAA Auto Owner Trust
  Series 2009-1, Class A2
  2.64%, due 8/15/11          $   355,937  $    356,681
World Omni Auto Receivables
  Trust
  Series 2009-A, Class A2
  2.88%, due 10/17/11             635,440       638,616
                                           ------------
Total Asset-Backed
  Securities
  (Cost $991,354)                               995,297
                                           ------------


CONVERTIBLE BONDS 1.7%
-------------------------------------------------------

BIOTECHNOLOGY 0.8%
Amgen, Inc.
  0.125%, due 2/1/11            1,000,000       993,750
                                           ------------


HEALTH CARE--PRODUCTS 0.9%
Medtronic, Inc.
  1.50%, due 4/15/11            1,000,000     1,015,000
                                           ------------
Total Convertible Bonds
  (Cost $1,946,778)                           2,008,750
                                           ------------


CORPORATE BONDS 11.8%
-------------------------------------------------------

AEROSPACE & DEFENSE 0.4%
Boeing Co. (The)
  1.875%, due 11/20/12            490,000       496,086
                                           ------------


AGRICULTURE 1.1%
Philip Morris International,
  Inc.
  6.875%, due 3/17/14           1,070,000     1,235,651
                                           ------------

AUTO MANUFACTURERS 1.1%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13           1,117,000     1,245,671
                                           ------------


BANKS 5.0%
V  JPMorgan Chase & Co.
  3.70%, due 1/20/15            1,235,000     1,260,270
Morgan Stanley
  5.625%, due 1/9/12              655,000       690,741
V  PNC Funding Corp.
  3.625%, due 2/8/15            1,240,000     1,251,692
V  U.S. Bancorp
  3.15%, due 3/4/15             1,250,000     1,256,101
Wells Fargo & Co.
  3.75%, due 10/1/14            1,225,000     1,249,305
                                           ------------
                                              5,708,109
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 2.1%
Citicorp
  7.25%, due 10/15/11           1,155,000     1,233,064
General Electric Capital
  Corp.
  3.75%, due 11/14/14           1,220,000     1,250,633
                                           ------------
                                              2,483,697
                                           ------------

HEALTH CARE--PRODUCTS 1.1%
V  St. Jude Medical, Inc.
  2.20%, due 9/15/13            1,310,000     1,310,131
                                           ------------


PHARMACEUTICALS 1.0%
Novartis Capital Corp.
  1.90%, due 4/24/13            1,100,000     1,103,513
                                           ------------
Total Corporate Bonds
  (Cost $13,535,744)                         13,582,858
                                           ------------


MORTGAGE-BACKED SECURITIES 2.7%
-------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 2.7%
Banc of America Commercial
  Mortgage, Inc.
  Series 2007-1, Class AAB
  5.422%, due 1/15/49             870,000       903,830
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29              62,694        62,768
  Series 2004-C1, Class A4
  4.568%, due 1/15/31             890,000       915,989
RBSCF Trust
  Series 2010-MB1, Class A1
  2.367%, due 2/15/15 (a)       1,200,000     1,203,978
                                           ------------
Total Mortgage-Backed
  Securities
  (Cost $3,073,097)                           3,086,565
                                           ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 72.3%
-------------------------------------------------------

V  FEDERAL HOME LOAN
BANK 9.4%
  1.625%, due 7/27/11           1,540,000     1,556,983
  2.25%, due 4/13/12            5,075,000     5,186,584
  3.375%, due 10/20/10          4,000,000     4,056,804
                                           ------------
                                             10,800,371
                                           ------------


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

10    MainStay Short Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 11.3%
  2.875%, due 10/12/10        $ 3,985,000  $  4,030,704
  6.25%, due 2/1/11             8,565,000     8,934,374
                                           ------------
                                             12,965,078
                                           ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITY) 0.3%
  4.50%, due 11/1/18              335,641       354,360
                                           ------------


FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.7%
  Series 2632, Class NH
  3.50%, due 6/15/13              773,446       784,519
                                           ------------

V  UNITED STATES TREASURY
  NOTES 50.6%
  0.875%, due 2/28/11           1,925,000     1,932,594
  0.875%, due 5/31/11          21,080,000    21,168,936
  0.875%, due 1/31/12           1,305,000     1,305,663
  1.00%, due 7/31/11            1,490,000     1,498,033
  1.00%, due 9/30/11            5,600,000     5,625,810
  1.375%, due 9/15/12             755,000       758,893
  1.50%, due 7/15/12           12,580,000    12,708,744
  1.875%, due 6/15/12          10,395,000    10,582,598
  2.25%, due 5/31/14            2,710,000     2,732,019
                                           ------------
                                             58,313,290
                                           ------------
Total U.S. Government & Federal Agencies
  (Cost $82,142,762)                         83,217,618
                                           ------------


YANKEE BONDS 7.6% (B)
-------------------------------------------------------

ELECTRIC 1.0%
Enel Finance International
  S.A.
  3.875%, due 10/7/14 (a)       1,120,000     1,144,376
                                           ------------


HOLDING COMPANY--DIVERSIFIED 1.1%
Hutchison Whampoa
  International, Ltd.
  4.625%, due 9/11/15 (a)       1,195,000     1,239,866
                                           ------------


MINING 1.2%
V  Rio Tinto Finance USA,
  Ltd.
  8.95%, due 5/1/14             1,115,000     1,350,923
                                           ------------


MISCELLANEOUS--MANUFACTURING 0.4%
Tyco Electronics Group S.A.
  6.00%, due 10/1/12              495,000       534,262
                                           ------------


OIL & GAS 2.8%
V  Shell International
  Finance B.V.
  1.875%, due 3/25/13           2,000,000     2,008,742
                                           ------------
Total Capital S.A.
  3.125%, due 10/2/15           1,235,000     1,245,032
                                           ------------
                                              3,253,774
                                           ------------

TELECOMMUNICATIONS 1.1%
V  Telefonica Emisiones
  S.A.U
  4.949%, due 1/15/15           1,180,000     1,251,218
                                           ------------
Total Yankee Bonds
  (Cost $8,697,417)                           8,774,419
                                           ------------
Total Long-Term Bonds
  (Cost $110,387,152)                       111,665,507
                                           ------------


SHORT-TERM INVESTMENT 3.2%
-------------------------------------------------------

REPURCHASE AGREEMENT 3.2%
State Street Bank and
  Trust Co.
  0.01%, dated /30/10
  due 5/3/10
  Proceeds at Maturity
  $3,695,612
  (Collateralized by a
  United States
  Treasury Bill with a rate
  of 0.107%
  and a maturity date of
  6/3/10,
  with a Principal Amount of
  $3,770,000 and a Market
  Value of $3,769,623)          3,695,609     3,695,609
                                           ------------
Total Short-Term Investment
  (Cost $3,695,609)                           3,695,609
                                           ------------
Total Investments
  (Cost $114,082,761) (c)           100.2%  115,361,116

Other Assets, Less
  Liabilities                        (0.2)     (209,997)
                              -----------  ------------

Net Assets                          100.0% $115,151,119
                              ===========  ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(c)  At April 30, 2010, cost is $114,100,199
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $1,293,031
Gross unrealized depreciation         (32,114)
                                   ----------
Net unrealized appreciation        $1,260,917
                                   ==========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                         $     --  $    995,297      $     --  $    995,297
  Convertible Bonds                                     --     2,008,750            --     2,008,750
  Corporate Bonds                                       --    13,582,858            --    13,582,858
  Mortgage-Backed Securities                            --     3,086,565            --     3,086,565
  U.S. Government & Federal Agencies                    --    83,217,618            --    83,217,618
  Yankee Bonds                                          --     8,774,419            --     8,774,419
                                                  --------  ------------      --------  ------------
Total Long-Term Bonds                                   --   111,665,507            --   111,665,507
                                                  --------  ------------      --------  ------------
Short-Term Investment
  Repurchase Agreement                                  --     3,695,609            --     3,695,609
                                                  --------  ------------      --------  ------------
Total Investments in Securities                        $--  $115,361,116           $--  $115,361,116
                                                  ========  ============      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


12    MainStay Short Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $114,082,761)     $115,361,116
Receivables:
  Fund shares sold                      1,170,448
  Interest                                636,351
Other assets                               44,279
                                     ------------
     Total assets                     117,212,194
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                  1,931,901
  Manager (See Note 3)                     35,693
  Transfer agent (See Note 3)              23,716
  Professional fees                        23,480
  Shareholder communication                12,804
  NYLIFE Distributors (See Note 3)          8,872
  Custodian                                 2,325
  Trustees                                    674
Accrued expenses                               50
Dividend payable                           21,560
                                     ------------
     Total liabilities                  2,061,075
                                     ------------
Net assets                           $115,151,119
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.001
  per share) unlimited number of
  shares authorized                  $     11,899
Additional paid-in capital            113,610,896
                                     ------------
                                      113,622,795
Accumulated distributions in excess
  of net investment income                (15,102)
Accumulated net realized gain on
  investments                             265,071
Net unrealized appreciation on
  investments                           1,278,355
                                     ------------
Net assets                           $115,151,119
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  3,234,915
                                     ============
Shares of beneficial interest
  outstanding                             333,329
                                     ============
Net asset value per share
  outstanding                        $       9.70
Maximum sales charge (3.00% of
  offering price)                            0.30
                                     ------------
Maximum offering price per share
  outstanding                        $      10.00
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 37,776,033
                                     ============
Shares of beneficial interest
  outstanding                           3,903,652
                                     ============
Net asset value per share
  outstanding                        $       9.68
Maximum sales charge (3.00% of
  offering price)                            0.30
                                     ------------
Maximum offering price per share
  outstanding                        $       9.98
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 74,140,171
                                     ============
Shares of beneficial interest
  outstanding                           7,662,262
                                     ============
Net asset value and offering price
  per share outstanding              $       9.68
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest (a)                        $1,186,778
                                      ----------
EXPENSES:
  Manager (See Note 3)                   383,738
  Transfer agent (See Note 3)             74,434
  Distribution/Service--Investor
     Class (See Note 3)                    4,007
  Distribution/Service--Class A (See
     Note 3)                              60,900
  Registration                            32,213
  Shareholder communication               31,847
  Professional fees                       28,613
  Custodian                                6,335
  Trustees                                 2,408
  Miscellaneous                            5,561
                                      ----------
     Total expenses before waiver        630,056
  Expense waiver from Manager (See
     Note 3)                            (122,139)
                                      ----------
     Net expenses                        507,917
                                      ----------
Net investment income                    678,861
                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments         282,750
Net change in unrealized
  appreciation on investments           (185,904)
                                      ----------
Net realized and unrealized gain on
  investments                             96,846
                                      ----------
Net increase in net assets resulting
  from operations                     $  775,707
                                      ==========



(a) Interest recorded net of foreign withholding taxes in the amount of $1,720.


14    MainStay Short Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $    678,861  $  1,290,198
 Net realized gain on
  investments                      282,750     2,038,549
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                     (185,904)    2,005,222
                              --------------------------
 Net increase in net assets
  resulting from operations        775,707     5,333,969
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Investor Class                  (7,590)      (27,844)
    Class A                       (218,677)     (508,074)
    Class I                       (461,028)     (751,985)
                              --------------------------
                                  (687,295)   (1,287,903)
                              --------------------------
 From net realized gain on
  investments:
    Investor Class                 (38,188)           --
    Class A                       (628,813)           --
    Class I                       (946,795)           --
                              --------------------------
                                (1,613,796)           --
                              --------------------------
 Total dividends and
  distributions to
  shareholders                  (2,301,091)   (1,287,903)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        45,448,907   139,760,022
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              1,923,302     1,036,268
 Cost of shares redeemed       (68,014,781)  (66,803,229)
                              --------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions              (20,642,572)   73,993,061
                              --------------------------
    Net increase (decrease)
     in net assets             (22,167,956)   78,039,127
NET ASSETS:
Beginning of period            137,319,075    59,279,948
                              --------------------------
End of period                 $115,151,119  $137,319,075
                              ==========================
Accumulated distributions in
 excess of net investment
 income at end of period      $    (15,102) $     (6,668)
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $ 9.81             $ 9.32             $ 9.44
                                       ------             ------             ------
Net investment income                    0.02               0.10               0.13 (a)
Net realized and unrealized gain
  (loss) on investments                  0.01               0.49              (0.11)
                                       ------             ------             ------
Total from investment operations         0.03               0.59               0.02
                                       ------             ------             ------
Less dividends and distributions:
  From net investment income            (0.02)             (0.10)             (0.14)
  From net realized gain on
     investments                        (0.12)                --                 --
                                       ------             ------             ------
Total dividends and distributions       (0.14)             (0.10)             (0.14)
                                       ------             ------             ------
Net asset value at end of period       $ 9.70             $ 9.81             $ 9.32
                                       ======             ======             ======
Total investment return (b)              0.29%(c)           6.31%              0.20%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  0.45%++            1.00%              2.10%++
  Net expenses                           1.41%++            1.11%              1.00%++
  Expenses (before
     waiver/reimbursement)               1.60%++            1.62%              2.09%++
Portfolio turnover rate                    49%(d)            193%(d)            252%(d)
Net assets at end of period (in
  000's)                               $3,235             $3,180             $2,266




                                                                     CLASS I
                                     ----------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                      YEAR ENDED OCTOBER 31,
                                        2010*         2009        2008        2007        2006        2005
Net asset value at beginning of
  period                               $  9.78      $  9.29     $  9.19     $  9.08     $  9.07     $  9.26
                                       -------      -------     -------     -------     -------     -------
Net investment income                     0.06         0.15        0.29 (a)    0.38 (a)    0.33        0.24
Net realized and unrealized gain
  (loss) on investments                   0.02         0.48        0.09        0.12        0.01       (0.19)
                                       -------      -------     -------     -------     -------     -------
Total from investment operations          0.08         0.63        0.38        0.50        0.34        0.05
                                       -------      -------     -------     -------     -------     -------
Less dividends and distributions:
  From net investment income             (0.06)       (0.14)      (0.28)      (0.39)      (0.33)      (0.24)
  From net realized gain on
     investments                         (0.12)          --          --          --          --          --
                                       -------      -------     -------     -------     -------     -------
Total dividends and distributions        (0.18)       (0.14)      (0.28)      (0.39)      (0.33)      (0.24)
                                       -------      -------     -------     -------     -------     -------
Net asset value at end of period       $  9.68      $  9.78     $  9.29     $  9.19     $  9.08     $  9.07
                                       =======      =======     =======     =======     =======     =======
Total investment return (b)               0.77%(c)     6.83%       4.17%       5.59%       3.83%       0.59%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.19%++      1.43%       3.15%       4.15%       3.63%       2.63%
  Net expenses                            0.68%++      0.63%       0.60%       0.60%       0.60%       0.60%
  Expenses (before
     waiver/reimbursement)                0.87%++      0.91%       0.91%       0.75%       0.76%       0.77%
Portfolio turnover rate                     49%(d)      193%(d)     252%(d)     118%         95%(d)     151%
Net assets at end of period (in
  000's)                               $74,140      $79,237     $36,701     $87,535     $74,221     $86,167




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 33%,
     131%, 237% and 93% for the six month period ended April 30, 2010 and for the years ended October 31, 2009, 2008 and 2006, respectively.




16    MainStay Short Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 CLASS A
      ---------------------------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                                    YEAR ENDED OCTOBER 31,
         2010*              2009             2008             2007            2006            2005

        $  9.79           $  9.29          $  9.19          $  9.08          $ 9.06          $ 9.24
        -------           -------          -------          -------          ------          ------
           0.05              0.10             0.24 (a)         0.35 (a)        0.30            0.20
           0.01              0.51             0.11             0.12            0.02           (0.19)
        -------           -------          -------          -------          ------          ------
           0.06              0.61             0.35             0.47            0.32            0.01
        -------           -------          -------          -------          ------          ------

          (0.05)            (0.11)           (0.25)           (0.36)          (0.30)          (0.19)
          (0.12)               --               --               --              --              --
        -------           -------          -------          -------          ------          ------
          (0.17)            (0.11)           (0.25)           (0.36)          (0.30)          (0.19)
        -------           -------          -------          -------          ------          ------
        $  9.68           $  9.79          $  9.29          $  9.19          $ 9.08          $ 9.06
        =======           =======          =======          =======          ======          ======
           0.54%(c)          6.65%            3.87%            5.29%           3.55%           0.09%

           0.91%++           1.14%            2.55%            3.85%           3.33%           2.16%
           0.93%++           0.91%            0.90%            0.90%           0.90%           1.07%
           1.12%++           1.16%            1.32%            1.36%           1.61%           1.36%
             49%(d)           193%(d)          252%(d)          118%             95%(d)         151%
        $37,776           $54,902          $20,313          $13,740          $4,850          $6,085




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay Funds Trust (the "Trust") is organized as a Delaware Statutory Trust and is governed by a Declaration of Trust dated April 8, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-nine funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the "Fund"), a diversified fund. The Fund is the successor of the MainStay Short Term Bond Fund, a series of Eclipse Funds Inc. (the "Predecessor Fund"). The reorganization of the Predecessor Fund with and into the Fund, which was not subject to shareholder approval under applicable law, occurred on February 26, 2010. All information regarding and references to periods prior to the commencement of operations of the Fund relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in

18    MainStay Short Term Bond Fund
the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually, Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to

                                                   mainstayinvestments.com    19
be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(J) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement, as amended ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay

20    MainStay Short Term Bond Fund

Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million and 0.575% on assets in excess of $500 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 0.93% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $383,738 and waived its fees in the amount of $122,139.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,201 and $5,013, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class and Class A of $2 and $144, respectively for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $ 9,396
----------------------------------------------
Class A                                 25,304
----------------------------------------------
Class I                                 39,734
----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.


                                                   mainstayinvestments.com    21

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $     1,207     0.0%++
---------------------------------------------------
Class I                          10,160,232    13.7
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $3,420.

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $442,432 of capital loss carryforwards during the year ended October 31, 2009.

The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                     $1,287,903
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of U.S. Government securities were $34,768 and $68,396, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $24,791 and $0, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended
  April 30, 2010:
Shares sold                        74,990  $    730,139
Shares issued to shareholders
  in reinvestment of
  dividends and distributions       4,694        45,587
Shares redeemed                   (64,774)     (630,391)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                       14,910       145,335
Shares converted into
  Investor Class (See Note 1)       4,408        42,667
Shares converted from
  Investor Class (See Note 1)     (10,017)      (97,131)
                               ------------------------
Net increase                        9,301  $     90,871
                               ========================
Year ended October 31, 2009:
Shares sold                       191,699  $  1,849,784
Shares issued to shareholders
  in reinvestment of
  dividends                         2,868        27,668
Shares redeemed                   (90,976)     (880,922)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      103,591       996,530
Shares converted into
  Investor Class (See Note 1)      13,627       132,513
Shares converted from
  Investor Class (See Note 1)     (36,461)     (353,143)
                               ------------------------
Net increase                       80,757  $    775,900
                               ========================




22    MainStay Short Term Bond Fund

 CLASS A                           SHARES        AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                     1,945,171  $ 18,867,427

Shares issued to shareholders
  in reinvestment of
  dividends and distributions      55,142       534,091

Shares redeemed                (2,899,049)  (28,142,650)
                               ------------------------

Net decrease in shares
  outstanding before
  conversion                     (898,736)   (8,741,132)

Shares converted into Class A
  (See Note 1)                     10,048        97,131

Shares converted from Class A
  (See Note 1)                     (4,417)      (42,667)

Shares converted from
  Class A (a)                    (813,781)   (7,869,266)
                               ------------------------

Net decrease                   (1,706,886) $(16,555,934)
                               ========================

Year ended October 31, 2009:

Shares sold                     7,277,076  $ 70,145,404

Shares issued to shareholders
  in reinvestment of
  dividends                        30,096       290,570

Shares redeemed                (3,906,363)  (37,798,438)
                               ------------------------

Net increase in shares
  outstanding before
  conversion                    3,400,809    32,637,536

Shares converted into Class A
  (See Note 1)                     36,567       353,143

Shares converted from Class A
  (See Note 1)                    (13,663)     (132,513)
                               ------------------------

Net increase                    3,423,713  $ 32,858,166
                               ========================



 CLASS I                           SHARES        AMOUNT

Six-month period ended
  April 30, 2010:

Shares sold                     2,664,811  $ 25,851,341

Shares issued to shareholders
  in reinvestment of
  dividends and distributions     138,698     1,343,624

Shares redeemed                (4,053,355)  (39,241,740)
                               ------------------------

Net decrease in shares
  outstanding before
  conversion                   (1,249,846)  (12,046,775)

Shares converted into
  Class I (a)                     813,781     7,869,266
                               ------------------------

Net decrease                     (436,065) $ (4,177,509)
                               ========================

Year ended October 31, 2009:

Shares sold                     6,997,108  $ 67,764,834

Shares issued to shareholders
  in reinvestment of
  dividends                        74,351       718,030

Shares redeemed                (2,924,348)  (28,123,869)
                               ------------------------

Net increase                    4,147,111  $ 40,358,995
                               ========================

(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor
    Class and Class A, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:




  - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  - All Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class and Class A shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 10--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    23

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


24    MainStay Short Term Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

MAINSTAYINVESTMENTS.COM

MainStay Investments, an indirect subsidiary of New York
Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna
Avenue, Parsippany,
New Jersey, 07054.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



NYLIM-AO18325 MS121-10                       MSSB10-06/10
                                                       B5

                                   FORM N-CSR

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: July 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: July 6, 2010


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: July 6, 2010

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.